As filed with the Securities and Exchange Commission on February 27, 2020

1933 Act File No. 333-150525

1940 Act File No. 811-22201

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20543

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ X	]
Pre-Effective Amendment No.		[	]
Post-Effective Amendment No.	260	[ X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ X	]
Amendment No.	262	[ X	]

(Check appropriate box or boxes.)

DIREXION SHARES ETF TRUST

(Exact name of Registrant as Specified in Charter)

1301 Avenue of the Americas (6th Avenue), 28th Floor

New York, New York 10019

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 572-3390

Daniel D. O’Neill, Chief Executive Officer

1301 Avenue of the Americas (6th Avenue), 28th Floor

New York, New York 10019

(Name and Address of Agent for Service)

Copy to:

Angela Brickl	Stacy L. Fuller
Rafferty Asset Management, LLC	K&L Gates LLP
Direxion Advisors, LLC	1601 K Street, NW
1301 Avenue of the Americas (6th Avenue)	Washington, DC 20006
28th Floor
New York, New York 10019

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	On February 28, 2020 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DIREXION SHARES ETF TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet;

Contents of Registration Statement:

Prospectuses and Statements of Additional Information for the Funds listed on Appendix A;

Part C of Form N-1A;

Signature Page; and

Exhibits.

APPENDIX A

Direxion Auspice Broad Commodity Strategy ETF

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion Zacks MLP High Income Index Shares

150/50 ETFs

Direxion Russell 1000® Value Over Growth ETF

Direxion Russell 1000® Growth Over Value ETF

Direxion Russell Large Over Small Cap ETF

Direxion Russell Small Over Large Cap ETF

Direxion MSCI USA Cyclicals Over Defensives ETF

Direxion MSCI USA Defensives Over Cyclicals ETF

Direxion MSCI Emerging Over Developed Markets ETF

Direxion MSCI Developed Over Emerging Markets ETF

Direxion FTSE Russell US Over International ETF

Direxion FTSE Russell International Over US ETF

PortfolioPlus ETFs (Advised by Direxion Advisors, LLC)

PortfolioPlus S&P 500® ETF

PortfolioPlus S&P® Small Cap ETF

PortfolioPlus S&P® Mid Cap ETF

PortfolioPlus Emerging Markets ETF

PortfolioPlus Developed Markets ETF

PortfolioPlus Real Estate ETF

PortfolioPlus 20+ Year Treasury ETF

1X ETFs

Direxion Daily S&P 500® Bear 1X Shares

Direxion Daily 20+ Year Treasury Bear 1X Shares

Direxion Daily Total Bond Market Bear 1X Shares

Direxion Daily CSI 300 China A Share Bear 1X Shares

Direxion Daily Small Cap Bear 1X Shares

Direxion Daily Municipal Bond Taxable Bear 1X Shares

Direxion Daily CSI China Internet Index Bear 1X Shares

Direxion Daily MSCI Real Estate Bear 1X Shares

2X ETFs

Direxion Daily S&P 500® Bull 2X Shares

Direxion Daily Small Cap Bull 2X Shares

Direxion Daily CSI 300 China A Share Bull 2X Shares

Direxion Daily CSI China Internet Index Bull 2X Shares

Direxion Daily MSCI European Financials Bull 2X Shares

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares

3X ETFs

Direxion Daily Mid Cap Bull 3X Shares

Direxion Daily Mid Cap Bear 3X Shares

Direxion Daily S&P 500® Bull 3X Shares

Direxion Daily S&P 500® Bear 3X Shares

Direxion Daily Small Cap Bull 3X Shares

Direxion Daily Small Cap Bear 3X Shares

Direxion Daily Dow 30 Bull 3X Shares

Direxion Daily Dow 30 Bear 3X Shares

Direxion Daily S&P 500® High Beta Bull 3X Shares

Direxion Daily S&P 500® High Beta Bear 3X Shares

Direxion Daily MSCI Brazil Bull 3X Shares

Direxion Daily MSCI Brazil Bear 3X Shares

Direxion Daily MSCI Canada Bull 3X Shares

Direxion Daily MSCI Canada Bear 3X Shares

Direxion Daily FTSE China Bull 3X Shares

Direxion Daily FTSE China Bear 3X Shares

Direxion Daily MSCI Developed Markets Bull 3X Shares

Direxion Daily MSCI Developed Markets Bear 3X Shares

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Direxion Daily FTSE Europe Bull 3X Shares

Direxion Daily MSCI India Bull 3X Shares

Direxion Daily MSCI India Bear 3X Shares

Direxion Daily MSCI Italy Bull 3X Shares

Direxion Daily MSCI Italy Bear 3X Shares

Direxion Daily MSCI Japan Bull 3X Shares

Direxion Daily Latin America Bull 3X Shares

Direxion Daily MSCI Mexico Bull 3X Shares

Direxion Daily MSCI Mexico Bear 3X Shares

Direxion Daily Russia Bull 3X Shares

Direxion Daily Russia Bear 3X Shares

Direxion Daily MSCI South Korea Bull 3X Shares

Direxion Daily MSCI South Korea Bear 3X Shares

Direxion Daily MSCI Turkey Bull 3X Shares

Direxion Daily Aerospace & Defense Bull 3X Shares

Direxion Daily Aerospace & Defense Bear 3X Shares

Direxion Daily S&P Biotech Bull 3X Shares

Direxion Daily S&P Biotech Bear 3X Shares

Direxion Daily Communication Services Index Bull 3X Shares

Direxion Daily Communication Services Index Bear 3X Shares

Direxion Daily Consumer Discretionary Bull 3X Shares

Direxion Daily Consumer Discretionary Bear 3X Shares

Direxion Daily Consumer Staples Bull 3X Shares

Direxion Daily Consumer Staples Bear 3X Shares

Direxion Daily Energy Bull 3X Shares

Direxion Daily Energy Bear 3X Shares

Direxion Daily Financial Bull 3X Shares

Direxion Daily Financial Bear 3X Shares

Direxion Daily Gold Miners Index Bull 3X Shares

Direxion Daily Gold Miners Index Bear 3X Shares

Direxion Daily Healthcare Bull 3X Shares

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Direxion Daily Homebuilders & Supplies Bear 3X Shares

Direxion Daily Industrials Bull 3X Shares

Direxion Daily Industrials Bear 3X Shares

Direxion Daily Dow Jones Internet Bull 3X Shares

Direxion Daily Dow Jones Internet Bear 3X Shares

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Direxion Daily Metals & Mining Bull 3X Shares

Direxion Daily Metals & Mining Bear 3X Shares

Direxion Daily Natural Gas Related Bull 3X Shares

Direxion Daily Natural Gas Related Bear 3X Shares

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Direxion Daily Pharmaceutical & Medical Bear 3X Shares

Direxion Daily MSCI Real Estate Bull 3X Shares

Direxion Daily MSCI Real Estate Bear 3X Shares

Direxion Daily Regional Banks Bull 3X Shares

Direxion Daily Regional Banks Bear 3X Shares

Direxion Daily Retail Bull 3X Shares

Direxion Daily Retail Bear 3X Shares

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares

Direxion Daily Semiconductor Bull 3X Shares

Direxion Daily Semiconductor Bear 3X Shares

Direxion Daily Technology Bull 3X Shares

Direxion Daily Technology Bear 3X Shares

Direxion Daily Transportation Bull 3X Shares

Direxion Daily Transportation Bear 3X Shares

Direxion Daily Utilities Bull 3X Shares

Direxion Daily Utilities Bear 3X Shares

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Direxion Daily 20+ Year Treasury Bull 3X Shares

Direxion Daily 20+ Year Treasury Bear 3X Shares

Direxion Shares ETF Trust
Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
Direxion Auspice Broad Commodity Strategy ETF (COM)
February 28, 2020
The shares offered in this prospectus (the “Fund”) are listed and traded on the NYSE Arca, Inc. The Fund is an actively managed exchange-traded fund.
There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. The Fund is not a complete investment program.
IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future annual and semi-annual shareholder reports in paper free of charge. To elect to continue to receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section
Direxion Auspice Broad Commodity Strategy ETF
Investment Objective
The Direxion Auspice Broad Commodity Strategy ETF (the “Fund”) seeks to provide total return that exceeds that of the Auspice Broad Commodity Index (the “Index”) over a complete market cycle.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(1)	0.20%
Total Annual Fund Operating Expenses	0.70%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives were reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide total return that exceeds that of the Index over a complete market cycle. The Fund will generally seek to maintain a portfolio of instruments similar to those included in the Index by utilizing exchange-traded commodity futures contracts and swap contracts, thereby obtaining exposure to the commodities markets. The Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Fund attempts to exceed the return of the Index primarily through the active management of a portfolio of Treasury bills, other government securities, money market funds, cash, other short-term bond funds, highly rated corporate or other non-government fixed-income securities, with maturities of up to 12 months. The Fund expects to use the short-term fixed-income securities as collateral for its commodity-linked derivative exposure on a day-to-day basis. The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index and is not required to invest in the specific components of the Index.
The Index is a rules-based index that attempts to capture trends in the commodity markets. The Index uses a quantitative methodology to track a diversified portfolio of 12 different commodity futures contracts, or “components.” The position size of each component included in the Index is dependent on the historical volatility of that component and the total Index value, and is independent of the volatility and position of the other components in the Index. Each Index component is then positioned either long or flat (no position, which has the effect of removing exposure to a particular commodity) by the Index, depending upon the prevailing price trend of an individual component. When the Index rules indicate that a component should have a flat position in a component, the Index will not have exposure to that component and at times the Index may not have exposure to all 12 commodities that comprise the Index. The Fund will generally reposition the size of each portfolio holding following each month-end in accordance with the rebalancing of the Index, but also may change the position in a component from a long position to a flat or no position, or vice versa, in any given commodity on a daily basis if the Index is so adjusted.
The Fund may invest in futures contracts on the 12 commodities that comprise the Index, which are soybeans, corn, wheat, cotton, sugar, crude oil, natural gas, gasoline, heating oil, copper, gold, and silver. These 12 components are grouped into 3 sectors: Agriculture, Energy, and Metals. As of December 31, 2019, the Index had exposure to gasoline, gold, silver, copper, wheat, cotton, and sugar, which provide exposure to the Agriculture, Energy and Metals sectors. As of December 31, 2019, the Index did not have exposure to soybeans, corn, crude oil, natural gas, and heating oil. The

1	Direxion Shares ETF Trust Prospectus

concentration in a sector or specific commodity may change over time.
The Index will replace expiring futures contracts based on an optimization process that selects a contract from the universe of all exchange-traded futures contracts within the next 13 month period. Futures contracts on commodities generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, a cash equivalent) at a pre-determined future date and price. The value of commodity futures contracts is based upon the price movements of the underlying commodities.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to commodity returns within the limits of the federal tax laws, which limit the ability of investment companies such as the Fund to invest directly in such instruments. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives and will invest principally in commodity futures and swap contracts, as well as certain short-term fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund’s holdings will generally consist of short-term fixed income investments while the subsidiary will hold futures contracts. The Adviser will use its discretion to determine how much of the Fund’s total assets to invest in the Subsidiary, however, the Fund’s investment in the Subsidiary may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year. The Subsidiary is a limited partnership operating under Cayman Islands law and is wholly-owned and controlled by the Fund and is advised by the Adviser. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions. Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary.
Although the Fund, through the Subsidiary, will generally invest in commodity futures contracts that are components of the Index, the Fund and the Subsidiary will be actively managed and will not be required to invest in all, or limit their investments solely to, such commodity futures contracts. In this regard, the Fund and the Subsidiary may hold the same commodity futures contracts in approximately, but not exactly, the same weights as the Index. The Fund and the Subsidiary also may hold such commodity futures contracts with the same maturity and weightings as the Index, but may select a different month of maturity or weighting in seeking to achieve better performance than the Index.
The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. References to the Fund include the Subsidiary.
The Commodities Futures Trading Commission (the “CFTC”) has adopted certain requirements that subject registered investment companies and their advisors to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s potential use of CFTC-regulated futures and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
The Fund may use futures contracts and swaps on components of the Index or the Index itself to track the performance of the Index. The performance of the futures contract or swap on an underlying commodity component or the Index may not track the performance of the Index due to fees and other costs associated with a futures contract or swap agreement. The use of derivatives may result in larger losses or smaller gains than directly investing in the underlying securities. Investments in such derivatives may generally be subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. In addition, the Fund’s investments in derivatives, as of the date of this Prospectus, are subject to the following risks:
•	Futures Contracts. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. In addition, there is a risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets
Direxion Shares ETF Trust Prospectus	2

are highly volatile and the use of futures may increase the volatility of the Fund. Futures are also subject to leverage and liquidity risks.
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index. Total return swaps are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk of the swaps themselves.
Commodity-Linked Derivatives Risk — The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the Index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.
Futures Strategy Risk — The use of futures contracts is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities or financial instruments from its portfolio to meet daily variation margin requirements, which may lead to the Fund selling securities or financial instruments at a time when it may be disadvantageous to do so.
As a futures contract approaches its settlement date, the Fund may sell futures contracts and replace the position with a similar contract with a more distant settlement date. This process is referred to as “rolling” a futures contract. The successful use of such a strategy depends upon the Adviser’s skill and experience. Although the Fund will attempt to roll from an expiring futures contract to another contract that the Adviser believes will generate the greatest yield for the Fund, the Fund nevertheless may endure a cost to “roll” the contracts. In the event of a commodity futures market where near month contracts to expire trade at a higher price than the next expiring month contract, a situation referred to as “backwardation,” then absent the impact of the overall movement in commodity prices, the Fund may benefit because it would be selling more expensive contracts and buying less expense contracts when it “rolls” the futures contracts. Conversely, in the event of a commodity futures market where near month contracts trade at a lower price than next expiring month contract, a situation referred to as “contango,” then absent the impact of the overall movement in commodity prices, the Fund may experience an adverse impact because it would be selling less expensive contracts and buying more expense contracts. The impact of backwardation and contango may cause the total return of the Fund to vary significantly from the total return of other price references, such as the spot price of the commodities comprising the Index. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, there could be a significant negative impact on the Fund when it “rolls” its futures contract positions.
Leverage Risk — To achieve its investment objective, the Fund will make investments in derivative instruments, such as futures contracts and swap agreements. These derivatives provide the economic effect of financial leverage by creating additional investment exposure to the swings in prices of an asset class underlying a derivatives contract and results in increased volatility, which means that the Fund will have the potential for greater gains, as well as the potential for greater losses, than if leverage was not used. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in exposure to an asset class and may cause the Fund’s net asset value to be volatile. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses. In addition, leverage may involve the creation of a liability that requires the Fund to pay interest.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
3	Direxion Shares ETF Trust Prospectus

In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Subsidiary Investment Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Since the Subsidiary is organized under the law of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended, the Fund will not receive all of the protections offered to shareholders of registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.
Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The historically low interest rate environment heightens the risks associated with rising interest rates. A rising interest rate environment may adversely impact the liquidity of fixed-income securities and lead to increased volatility of fixed-income markets. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Tax Risk — To qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements concerning the source of its income. The Fund’s investment in the Subsidiary is intended to provide exposure to commodities in a manner that is consistent with the “qualifying income” requirement applicable to RICs. The Internal Revenue Service (“IRS”) has ceased issuing private letter rulings regarding whether the use of subsidiaries by investment companies to invest in commodity-linked instruments constitutes qualifying income. If the IRS determines that this source of income is not “qualifying income,” the Fund may cease to qualify as a RIC because the Fund has not received a private letter ruling and is not able to rely on private letter rulings issued to other taxpayers. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareholders on such income when distributed as an ordinary dividend.
Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains or distributions made by the Fund.
Agriculture Investment Risk —Investments in, and/or exposure to, the agriculture sector may be highly volatile and may change quickly and unpredictably due to a number of factors, including the supply of and demand of each agricultural commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would materially affect an investment in the Fund if it held or had exposure to that commodity.
Energy Commodity Risk —Investment in, and/or exposure to, the energy sector and energy commodities may be highly volatile and can change quickly and unpredictably due to a number of factors, including legislative or regulatory changes, adverse market conditions, increased competition affecting the energy sector, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the value of energy commodities may fluctuate widely due to the supply and demand. As a result, the price of an energy commodity could decline, which would materially impact the Fund is it had exposure to that commodity.
Metals Investment Risk — Investments in gold, silver, and copper may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would materially impact the Fund’s performance.
Gap Risk — The Fund is subject to the risk that a commodity price will change between the periods of trading. Usually such movements occur when there are adverse news announcements while commodity markets are closed, which can cause the price of a commodity to drop substantially from the previous day’s closing price.
Direxion Shares ETF Trust Prospectus	4

Clearing Broker Risk — Investment in exchange-traded futures contracts may expose the Fund to the risks of a clearing broker (or a futures commission merchant (“FCM”)). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all.
U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
5	Direxion Shares ETF Trust Prospectus

Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 2.26% for the quarter ended June 30, 2018 and its lowest calendar quarter return was -3.20% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was -0.13%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (3/30/17)
Return Before Taxes	-0.13%	-0.69%
Return After Taxes on Distributions	-0.57%	-1.21%
Return After Taxes on Distributions and Sale of Fund Shares	-0.08%	-0.74%
Auspice Broad Commodity Index (reflects no deduction for fees, expenses or taxes)	-3.06%	-2.54%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	14.28%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the one-year period because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in March 2017	Portfolio Manager
Tony Ng	Since Inception in March 2017	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	6

Index Information
The Index is the exclusive property of Auspice Capital Advisors Ltd. (“Auspice”). Auspice and the Auspice index name are service mark(s) of Auspice or its affiliates and have been licensed for use for certain purposes by the Direxion Auspice Broad Commodity Strategy ETF. The financial securities referred to herein are not sponsored, endorsed, or promoted by Auspice, and Auspice bears no liability with respect to any such financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any Auspice trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Auspice to determine whether Auspice’s permission is required. Under no circumstances may any person or entity claim any affiliation with Auspice without the prior written permission of Auspice.
7	Direxion Shares ETF Trust Prospectus

Overview of the Fund
The Direxion Shares ETF Trust (the “Trust”) is a registered investment company offering a number of separate exchange-traded funds (“ETFs”). This Prospectus describes the Direxion Auspice Broad Commodity ETF (the "Fund"). Rafferty Asset Management, LLC serves as the investment advisor to the Fund ("Rafferty" or the "Adviser").
Principal Investment Strategy. The Fund seeks to provide total return that exceeds the return of the Auspice Broad Commodity Index (the “Index”). The Fund will seek excess return above the Index primarily through the active management of a portfolio of Treasury bills, other government securities, money market funds, cash, other short-term bond funds, highly rated corporate or other non-government fixed-income securities, with maturities of up to 12 months.
At the Adviser’s discretion, the Fund may invest in portfolio of Treasury bills, other government securities, money market funds, cash, other short-term bond funds, highly rated corporate or other non-government fixed-income securities, with maturities of up to 12 months for temporary defensive purposes. The Fund will limit the notional value of futures contracts with the same underlying reference asset to less than 30% of the Fund’s net assets. Additionally the Fund will limit the notional value of futures contracts with any five or fewer reference assets to less than 65% of the Fund’s net assets.
The Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary, the Direxion BCS Fund, Ltd (the “Subsidiary”). When viewed on a consolidated basis, the Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund, directly and/or indirectly through the Subsidiary, may invest in certain futures and swap contracts, ETFs and other investment companies that provide exposure to commodities and fixed-income securities that include U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents that have terms-to-maturity less than 397 days. The Fund’s portfolio is expected to consist principally of securities.
The Fund’s investment in the Subsidiary may not exceed 25% of the value of its total assets, as measured at the end of the quarter of its taxable year. This limitation is imposed by the Internal Revenue Code of 1986, as amended. The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly owned and controlled by the Fund. The Fund invests in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary may invest principally in commodity futures and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, though the Subsidiary, on a consolidated basis, will comply with the same Investment Company Act of 1940, as amended (the “1940 Act”), asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Fund’s transactions in these instruments. To the extent applicable, the Subsidiary is, on a consolidated basis, subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the Statement of Additional Information (“SAI”). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.
The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.
Shares of the Fund (“Shares”) are listed and traded on the NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange and from their net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable directly with the Fund. Rather, the Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units of the Fund are issued and redeemed in cash and/or in-kind for securities included in the underlying index. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, the Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.
In order to provide additional information regarding the value of Shares of the Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for the Fund. The Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of the Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, nor responsible for, the calculation or dissemination of the IOPV and makes no representations or warranty as to its accuracy.
There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. No single Fund is a complete investment program.
Changes in Investment Objective. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund's Board of Trustees without shareholder approval.
Direxion Shares ETF Trust Prospectus	8

Additional Information Regarding Principal Risks
An investment in the Fund entails risks. The Fund may not achieve its investment objective and may decline in value. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review and understand all of the Fund’s risks before making an investment. The Fund is not a complete investment program. Risks of investing in the Fund are described below.
Aggressive Investment Techniques Risk
Using investment techniques that may be considered aggressive, such as futures contracts, forward contracts, options and swap agreements, includes the risk of potentially dramatic changes (losses) in the value of the instruments, imperfect correlations between the price of the instrument and the underlying security or index, and volatility of the Fund.
Derivatives Risk
The Fund’s investments in derivatives may be considered aggressive and pose risks in addition to, and greater than, those associated with directly investing in securities and other investments, including: 1) the risk that there may be imperfect correlation between the price of the derivative and movement in the prices of the reference assets; 2) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 3) the risk that securities prices and interest rates will move adversely and the Fund will incur significant losses; 4) the risk that the cost of holding a derivative might exceed its total return; 5) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired; and 6) the use of derivatives may result in larger losses or smaller gains than directly investing in or shorting the underlying securities. Investments in such derivatives may generally be subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. The use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses.
The Fund may use futures contracts and swaps on components of the Index or the Index itself to track the performance of the Index. The performance of the futures contract or swap on an underlying commodity component or the Index may not track the performance of the Index due to fees and other costs associated with a futures contract or swap agreement. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Futures Contracts. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index. Total return swaps are subject to counterparty risk, which relate to credit risk of the counterparty and liquidity risk of the swaps themselves.
Commodity-Linked Derivatives Risk
The value of a commodity-linked derivative investment is typically based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.
Futures Strategy Risk
Successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market

9	Direxion Shares ETF Trust Prospectus

for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
As a futures contract approaches its settlement date, the Fund may sell futures contracts and replace the position with a similar contract with a more distant settlement date. This process is referred to as “rolling” a futures contract. The successful use of such a strategy depends upon the Adviser’s skill and experience. Although the Fund will attempt to roll from an expiring futures contract to another contract that the Adviser believes will generate the greatest yield for the Fund, the Fund nevertheless may endure a cost to “roll” the contracts. In the event of a commodity futures market where near month contracts to expire trade at a higher price than the next expiring month contract, a situation referred to as “backwardation,” then absent the impact of the overall movement in commodity prices, the Fund may benefit because it would be selling more expensive contracts and buying less expense contracts when it “rolls” the futures contracts. Conversely, in the event of a commodity futures market where near month contracts trade at a lower price than next expiring month contract, a situation referred to as “contango,” then absent the impact of the overall movement in commodity prices, the Fund may experience an adverse impact because it would be selling less expensive contracts and buying more expense contracts. The impact of backwardation and contango may cause the total return of the Fund to vary significantly from the total return of other price references, such as the spot price of the commodities comprising the Index. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, there could be a significant negative impact on the Fund when it “rolls” its futures contract positions.
Leverage Risk
To achieve its investment objective, the Fund will make investments in derivative instruments, such as futures contracts and swap agreements. These derivatives provide the economic effect of financial leverage by creating additional investment exposure to the swings in prices of an asset class underlying a derivatives contract and results in increased volatility, which means that the Fund will have the potential for greater gains, as well as the potential for greater losses, than if leverage was not used. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in exposure to an asset class and may cause the Fund’s net asset value to be volatile. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses.
In addition, leverage may involve the creation of a liability that requires the Fund to pay interest.
Market Risk
Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. The Fund typically would lose value on a day when the Index declines and would gain value on a day when the Index increases. During a general downturn in the securities market, multiple asset classes may be negatively impacted.
Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.
Counterparty Risk
Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount the Fund expects to receive from a counterparty to a financial instrument entered into by the Fund. The Fund generally enters into derivatives transactions, such as the swap agreements, with counterparties such that either party can terminate the contract without penalty prior to the termination date. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a contract, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, it may experience significant delays in obtaining any recovery, may obtain only a limited recovery or obtain no recovery and the value of an investment held by the Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions. European Union rules and regulations intervene when a financial institution is experiencing financial difficulties and could reduce, eliminate, or convert to equity a counterparty’s obligations to the Fund (sometimes referred to as a “bail in”).
The Fund typically enters into transactions with counterparties that present minimal risks based on the Adviser’s assessment of the counterparty’s creditworthiness, or its capacity to meet its financial obligations during the term of the derivative agreement or contract. The Adviser considers factors such as counterparty credit rating among other factors when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which the Fund transacts. The Fund generally enters into swap agreements or other financial instruments with major, global financial institutions and seeks to mitigate risks by generally requiring that the counterparties for the Fund to post collateral, marked to market daily, in an amount approximately equal to what
Direxion Shares ETF Trust Prospectus	10

the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Fund will be exposed to the risks described above. If a counterparty’s credit ratings decline, the Fund may be subject to a bail-in, as described above.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. There is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. Additionally, although a counterparty to a centrally cleared swap agreement and/or an exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or a clearing organization that is further backed by a group of financial institutions, there may be instances in which a FCM or a clearing organization would fail to perform its obligations, causing significant losses to the Fund.
Cash Transaction Risk
Unlike most ETFs, the Fund currently intends to effect creation and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As such, investment in the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve the investment objective. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. Because the Fund currently intends to effect redemptions principally for cash, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if such Fund had made a redemption in-kind and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.
Other Investment Companies (including ETFs) Risk
Investment in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies or ETFs. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, thus affecting the Fund’s performance. In addition, because closed-end investment companies and ETFs are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of closed-end investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.
Subsidiary Investment Risk
The Fund’s investments in the Subsidiary generally will not exceed 25% of the value of its total assets (ignoring any subsequent market appreciation in the Subsidiary’s value). This limitation is pursuant to the Internal Revenue Code of 1986, as amended, and is measured at each taxable year quarter-end. The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly owned and controlled by the Fund. The Fund will invest in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary will invest principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, though the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Fund’s transactions in these instruments. To the extent applicable, the Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares, described elsewhere in this Prospectus and in the SAI. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s commodity-linked derivatives investments.
The Subsidiary is not registered with the SEC as an investment company under the 1940 Act, and is not subject to the investor protections of the 1940 Act. As an investor in the Subsidiary, the Fund does not have the same protections offered to shareholders of registered investment companies.
The Fund and the Subsidiary may not be able to operate as described in this Prospectus in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required the Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns.
Interest Rate Risk
Debt securities, and securities that provide exposure to debt securities, have varying levels of sensitivity to changes in interest rates. In addition, the Fund is subject to the risk that interest rates may change and exhibit increased volatility, thus affecting the performance of the Fund. Securities with longer maturities can be more sensitive to interest rate changes. To the extent the Fund’s Index includes a substantial portion of its assets in fixed-income securities with longer-term
11	Direxion Shares ETF Trust Prospectus

durations, rising interest rates may cause the value of the Index to decline significantly. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund’s return.
In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate change may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment-grade debt securities.
Tax Risk
To qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements concerning the source of its income. The Fund’s investment in the Subsidiary is intended to provide exposure to commodities in a manner that is consistent with the “qualifying income” requirement applicable to RICs. The Internal Revenue Service (“IRS”) has ceased issuing private letter rulings regarding whether the use of subsidiaries by investment companies to invest in commodity-linked instruments constitutes qualifying income. If the IRS determines that this source of income is not “qualifying income,” the Fund may cease to qualify as a RIC because the Fund has not received a private letter ruling and is not able to rely on private letter rulings issued to other taxpayers. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareholders on such income when distributed as an ordinary dividend.
Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains or distributions made by the Fund.
Agriculture Investment Risk
Investments in, and/or exposure to, the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each agricultural commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending may impact the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would affect an investment in the Fund if it held or had exposure to that commodity.
Energy Commodity Risk
Investments in, and/or exposure to, the energy sector, which includes energy commodities such as oil, gasoline, and natural gas, may be highly volatile and can change quickly and unpredictably due to a number of factors, including the legislative or regulatory changes, adverse market conditions, increased competition affecting the energy sector, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the value of energy commodities may fluctuate widely due to the supply and demand. As a result, the price of an energy commodity could decline, which would adversely affect an investment in the Fund if it held that commodity.
Metals Investment Risk
Prices of gold, silver or other metals, and of gold, silver and other metal related securities, historically have been very volatile. Additionally, the securities of companies in the mining and metals sector have had a history of marked volatility. This may be due to a number of factors, including the changes in inflation, the outlook for inflation and changes in industrial and commercial demand for metals. Additionally, increased environmental or labor costs may depress the value of metal investments.
Further, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. The principal supplies of metal industries also may be concentrated in a small number of countries and regions. As a result of these conditions, the price of a metal could decline, which would adversely affect an investment in the Fund if it held that metal.
Gap Risk
The Fund is subject to the risk that a commodity price will change between the periods of trading. Usually such movements occur when there are adverse news announcements, which can cause the price of a commodity to drop substantially from the previous day’s closing price.
Clearing Broker Risk
Investment in exchange-traded futures contracts may expose the Fund to the risks of a clearing broker (or a futures commission merchant (“FCM”)). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses
Direxion Shares ETF Trust Prospectus	12

of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all.
LIBOR Risk
The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance.
In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Although there is still uncertainty regarding a replacement rate, it is anticipated that, beginning in 2020, derivatives and other transactions that currently utilize LIBOR will transition to using the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by U.S. Treasury securities. However, various counterparties or other entities may be unwilling or unable to utilize SOFR prior to 2021 or may be unable to modify existing agreements or instruments in a timely manner. The transition from LIBOR to SOFR (or any other replacement rate) may lead to a reduction in the value of some LIBOR-based investments and the effectiveness of new hedges placed against existing LIBOR-based investments, as well as significant market uncertainty, increased volatility, and illiquidity in markets for various instruments, which may result in prolonged adverse market conditions and impact the Fund’s performance or NAV.
Liquidity Risk
Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may incur a loss. Certain market conditions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid.
Market illiquidity may cause losses for the Fund. The Fund may be one of many market participants that are attempting to transact in the Fund's holdings or correlated instruments. Under such circumstances, the market for the Fund's holdings may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in its holdings or correlated investments and the Fund's transactions could exacerbate the price change of an investment. Additionally, a minor adverse change in the value of the Fund's holdings should be expected to have a substantial adverse impact on the Fund.
Commodity Pool Registration Risk
Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission (“CFTC”), the Fund and the Subsidiary are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator and will manage the Fund and the Subsidiary in accordance with CFTC rules as well as the rules that apply to registered investment companies, which includes registering the Fund as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Fund and the Subsidiary. Additionally, the Subsidiary’s positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.
U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline. On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from a AAA rating to a AA+ rating. A further downgrade of the ratings of U.S. government debt obligations could result in higher interest rates for individual and corporate borrowers, cause disruptions in bond markets and have a substantial negative effect on the U.S. economy.
Adverse Market Conditions Risk
The investment objective of the Fund is to provide performance that correlates to the performance of the Index. The Fund’s performance will suffer when market conditions are adverse to the Fund’s investment objective. If the Index rises on a given day, then the Fund’s performance should rise. Conversely, if the Index falls on a given day, then the Fund’s performance should also fall.
Cybersecurity Risk
The increased use of technologies, such as the internet, to conduct business increases the operational, information security and related “cyber” risks both directly to the Fund and through its service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers. Unlike many other types of risks faced by the Fund, these risks typically are not covered
13	Direxion Shares ETF Trust Prospectus

by insurance. Cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents may include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, causing physical damage to computer or network systems, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Failures or breaches of the electronic systems of the Fund, the Fund’s advisor, distributor, other service providers, counterparties, securities trading venues, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. Cyber attacks may also interfere with the Fund’s calculation of its NAV, result in the submission of erroneous trades or erroneous creation or redemption orders, and could lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. While the Fund has established business continuity plans, there are inherent limitations in such plans, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.
Early Close/Trading Halt Risk
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. For example, there is a risk that sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading at an increasingly large discount to NAV during part of, or all of, the trading day. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Investment Risk
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk
Money market instruments, including money market funds, depositary accounts and repurchase agreements may be used for cash management purposes. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may also be subject to credit risks associated with the instruments in which they invest. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Non-Diversification Risk
The Fund invests a high percentage of its assets in a limited number of securities. The Fund’s NAV and total return may fluctuate more, or fall greater, in times of weaker markets than a diversified mutual fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains or losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Regulatory Risk
The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.
Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulatory environment for derivative instruments in which the Fund may invest is evolving, and changes in the regulation or taxation of derivative instruments may materially and adversely affect the ability of the Fund to pursue its investment objective or strategies. Such legislative or regulatory changes could pose additional risks and result in material adverse consequences to the Fund. There is no guarantee that the Fund will be permitted to continue to indirectly invest in commodity-linked derivatives through the Subsidiary.
Securities Lending Risk
Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund. In the event of a large redemption while the Fund has loaned portfolio securities, the Fund may suffer losses (e.g. overdraft fees) if it is unable to recall the securities on loan in time to fulfill the redemption.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Direxion Shares ETF Trust Prospectus	14

Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or investments that have lower trading volumes.
Market Price Variance Risk. Shares of the Fund that are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at NAV. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than NAV (a premium) or less than NAV (a discount). There may be times when the market price and the NAV vary significantly and a shareholder may trade shares at a premium or a discount to the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund at NAV. There is no guarantee that an active secondary market will develop for Shares of the Fund. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen and the Fund’s Shares may possibly be subject to trading halts and/or delisting.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the Exchange or markets. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange.
A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund whose Shares you own. Typically, you will receive other services (e.g., average basis information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, as amended (“1940 Act”) the Fund is a registered investment company, and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Provided, generally, that the Fund’s investments comply with Section 12(d)(1)(A), registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions, including that such investment companies enter into an agreement with the Fund.
The Trust and the Fund have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) allowing a registered investment company to invest in the Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing Shares of the Fund in amounts that would cause it to exceed the restrictions under Section 12(d)(1) should contact the Trust.
A Precautionary Note Regarding Unusual Circumstances. The Trust can postpone payment of redemption proceeds for any period during which (1) the Exchange is closed other than customary weekend and holiday closings, (2) trading on the Exchange is restricted, as determined by the SEC, (3) any emergency circumstances exist, as determined by the SEC, or (4) the SEC by order permits for the protection of shareholders of the Fund.
15	Direxion Shares ETF Trust Prospectus

About Your Investment
Share Price of the Fund
A fund’s share price is known as its NAV. The Fund’s share price is calculated at 2:30 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. Because the Fund is exchange traded, the price an individual shareholder will buy or sell Fund shares at will be based on the market price determined by the secondary market, which may be higher or lower than the NAV of the Fund.
If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
The value of the Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
Share price is calculated by dividing the Fund’s net assets by its shares outstanding. In calculating its NAV, the Fund generally values its assets on the basis of market quotations, the last sale or settlement prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Futures contracts will be valued at the settlement price of the contract on the exchange on which it trades. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day NAV is calculated. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at fair value estimates by the Adviser under guidelines established by the Board of Trustees. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency. The Fund also relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in the Fund’s portfolio. The pricing service, its methodology or the threshold may change from time to time. Debt obligations with maturities of 60 days or less are valued at amortized cost.
Fair Value Pricing. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Fund's pricing service does not provide a valuation for such securities, the Fund's pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since closing prices were established, but before the time as of which the Fund calculates its NAV. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Fund may value the instruments at fair value, taking into account such events when it calculates the Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Fund may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Fund's fair valuation procedures and will use that market value in the next calculation of NAV.
Rule 12b-1 Fees
The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund may pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No 12b-1 fees are currently authorized to be paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Frequent Purchases and Redemptions. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement (“Authorized Participant Agreement”) with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent
Direxion Shares ETF Trust Prospectus	16

or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although the Fund reserves the right to reject any purchase orders, the Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses. Transaction fees are imposed as set forth in the table in the SAI.
How to Buy and Sell Shares
The Fund issues and redeems Shares only in large blocks of 50,000 Shares, called “Creation Units.”
Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Individual Shares of the Fund, once listed for trading on the Exchange, can be bought and sold throughout the trading day like other publicly traded securities. The Fund does not require any minimum investment in such secondary market transactions.
When buying or selling Shares through a broker, investors may incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offer prices in the secondary market. In addition, because secondary market transactions occur at market prices, investors may pay more than NAV when buying Shares, and receive less than NAV when selling Shares.
The Adviser may pay brokers and other financial intermediaries for educational training programs, the development of technology platforms and reporting systems or other administrative services related to the Fund. Ask your salesperson or visit your financial intermediary’s website for more information.
The Fund’s Exchange trading symbol is COM.
Share prices are reported in dollars and cents per Share. For information about acquiring or selling Shares through a secondary market purchase, please contact your broker.
Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” through your brokerage account.
Management of the Fund
Rafferty provides investment management services to the Fund. Rafferty has been managing investment companies since 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of October 31, 2019, the Adviser had approximately $13.7 billion in assets under management.
Under an investment advisory agreement between the Trust and Rafferty, the Fund pays Rafferty a fee at an annualized rate based on a percentage of its average daily net assets of 0.50%.
For the fiscal year ended October 31, 2019, the Adviser received a net management fee of 0.41% as a percentage of average daily net assets from the Fund.
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Fund is included in the Fund's Annual Report for the period ended October 31, 2019.
Effective June 28, 2019, Rafferty has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by the Fund, has contractually agreed to pay all Fund expenses as long as it is advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees
17	Direxion Shares ETF Trust Prospectus

and expenses, and extraordinary expenses such as indemnification and litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”). An investment trading team of Rafferty employees assists the Portfolio Managers in the day-to-day management of the Fund subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of the Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Fund consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Fund, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.
The Fund's SAI provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of securities in the Fund.
Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.
other service providers
Foreside Fund Services, LLC (“Distributor”) serves as the Fund's distributor. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Fund's administrator. Bank of New York Mellon (“BNYM”) serves as the Fund's transfer agent, fund accountant, custodian and index receipt agent. The Distributor is not affiliated with Rafferty, USBFS, or BNYM.
Distributions
Fund Distributions. The Fund pays out dividends from its net investment income, and distributes any net capital gains, if any, to its shareholders at least annually. The Fund is authorized to declare and pay capital gain distributions in additional Shares or in cash. The Fund may have extremely high portfolio turnover, which may cause it to generate significant amounts of taxable income. The Fund will generally need to distribute net short-term capital gain to satisfy certain tax requirements. As a result of the Fund's high portfolio turnover, it could need to make larger and/or more frequent distributions than traditional ETFs.
Dividend Reinvestment Service. Brokers may make the DTC book-entry dividend reinvestment service (“Reinvestment Service”) available to their customers who are shareholders of the Fund. If the Reinvestment Service is used with respect to the Fund, its distributions of both net income and capital gains will automatically be reinvested in additional and fractional Shares thereof purchased in the secondary market. Without the Reinvestment Service, investors will receive Fund distributions in cash, except as noted above under “Fund Distributions.” To determine whether the Reinvestment Service is available and whether there is a commission or other charge for using the service, consult your broker. Fund shareholders should be aware that brokers may require them to adhere to specific procedures and timetables to use the Reinvestment Service.
Taxes
As with any investment, you should consider the tax consequences of buying, holding, and disposing of Shares. The tax information in this Prospectus is only a general summary of some important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Fund and to an investment in Shares.
Direxion Shares ETF Trust Prospectus	18

Fund distributions to you and your sale of your Shares will have tax consequences to you unless you hold your Shares through a tax-exempt entity or tax-deferred retirement arrangement, such as an individual retirement account (“IRA”) or 401(k) plan.
The Fund intends to continue to qualify each taxable year for taxation as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of income dividends or capital gain distributions.
Taxes on Distributions. Dividends from the Fund’s investment company taxable income – generally, the sum of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid – will be taxable to you as ordinary income to the extent of its earnings and profits, whether they are paid in cash or reinvested in additional Shares. However, dividends the Fund pays to you that are attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be taxed to you, if you are an individual, trust, or estate and satisfy those restrictions with respect to your Shares, for federal income tax purposes, at the rates of 15% or 20% for such shareholders with taxable income exceeding certain thresholds (which will be indexed for inflation annually). A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations – subject to similar restrictions; however, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. No Fund expects to earn a significant amount of income that would qualify for those maximum rates or that deduction.
Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that it recognizes on sales or exchanges of capital assets (“capital gain distributions”), if any, will be taxable to you as long-term capital gains, at the maximum rates mentioned above if you are an individual, trust, or estate, regardless of your holding period for the Shares on which the distributions are paid and regardless of whether they are paid in cash or reinvested in additional Shares. The Fund’s capital gain distributions may vary considerably from one year to the next as a result of its investment activities and cash flows and the performance of the markets in which it invests. No Fund expects to earn a significant amount of net capital gain.
Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, first will reduce your adjusted tax basis in your Shares in the Fund and, after that basis is reduced to zero, will constitute capital gain. That capital gain will be long-term capital gain, and thus will be taxed at the maximum rates mentioned above if you are an individual, trust, or estate if the distributions are attributable to Shares you held for more than one year.
Investors should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Shares shortly before the record date therefor, they will pay full price for the Shares and receive some part of the purchase price back as a taxable distribution even though it represents a partial return of invested capital.
In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.
Because of the possibility of high portfolio turnover, the Fund may generate significant amounts of taxable income. Accordingly, the Fund may need to make larger and/or more frequent distributions than traditional unleveraged ETFs. A substantial portion of that income typically will be short-term capital gain, which will generally be treated as ordinary income when distributed to shareholders.
Fund distributions to tax-deferred or qualified plans, such as an IRA, retirement plan or pension plan, generally will not be taxable. However, distributions from such plans will be taxable to the individual participant notwithstanding the character of the income earned by the qualified plan. Please consult a tax adviser for a more complete explanation of the federal, state, local and foreign tax consequences of investing in the Fund through such a plan.
Taxes When Shares are Sold. Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year, taxable at the maximum rates (15% or 20%) mentioned above if you are an individual, trust, or estate; otherwise, the gain will be treated as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of capital gain distributions, if any, received with respect to those Shares. In addition, all or a portion of any loss recognized on a sale or exchange of Shares of the Fund will be disallowed to the extent other Shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of the sale or exchange; in that event, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.
Holders of Creation Units. A person who purchases Shares of the Fund by exchanging securities for a Creation Unit generally will recognize capital gain or loss equal to the difference between the market value of the Creation Unit and the person’s
19	Direxion Shares ETF Trust Prospectus

aggregate basis in the exchanged securities, adjusted for any Balancing Amount paid or received. A shareholder who redeems a Creation Unit generally will recognize gain or loss to the same extent and in the same manner as described in the immediately preceding paragraph.
Miscellaneous. Backup Withholding. The Fund must withhold and remit to the U.S. Treasury 24% of dividends and capital gain distributions otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the social security or other taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
Additional Tax. An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions the Fund pays and net gains realized on the sale or redemption of Shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Basis Determination. A shareholder who wants to use the average basis method for determining basis in Shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different IRS-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Fund shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.
You may also be subject to state and local taxes on Fund distributions and dispositions of Shares.
Non-U.S. Shareholders. “A “non-U.S. shareholder” is an investor that, for federal tax purposes, is a nonresident alien individual, a foreign corporation or a foreign estate or trust. Except where discussed otherwise, the following disclosure assumes that a non-U.S. shareholder’s ownership of Shares is not effectively connected with a trade or business conducted by such non-U.S. shareholder in the United States and does not address non-U.S. shareholders who are present in the United States for 183 days or more during the taxable year. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
Withholding. Dividends paid by the Fund to non-U.S. shareholders will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income (other than “qualified interest income” or “qualified short-term capital gains,” as described below). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation’s earnings and profits attributable to such dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. See the discussion of backup withholding under “Miscellaneous” above.
Exemptions from Withholding. In general, federal income tax will not apply to gain realized on the sale or other disposition of Shares or to any Fund distributions reported as capital gain dividends, short-term capital gain dividends, or interest-related dividends.
“ Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” the Fund realizes (generally, the excess of the Fund’s net short-term capital gain over long-term capital loss for a taxable year, computed with certain adjustments). “Interest-related dividends” are dividends that are attributable to “qualified net interest income” from U.S. sources. Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as short-term capital gain dividends and interest-related dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for the exemption, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as a short-term capital gain dividend or an interest-related dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. As discussed more fully in the Fund's SAI under “Taxes,” the FATCA withholding tax generally can
Direxion Shares ETF Trust Prospectus	20

be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. Non-U.S. shareholders should consult their own tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.
More information about taxes is available in the Fund's SAI.
Additional Information
The Trust enters into contractual arrangements with various parties, which may include, among others, the Fund's investment adviser, custodian, and transfer agent, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index Licensors
The Auspice Broad Commodity Index is the exclusive property of Auspice Capital Advisors Ltd. (“Auspice”). Auspice and the Auspice index name are service mark(s) of Auspice or its affiliates and have been licensed for use for certain purposes by the Fund. The financial securities referred to herein are not sponsored, endorsed, or promoted by Auspice, and Auspice bears no liability with respect to any such financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any Auspice trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Auspice to determine whether Auspice’s permission is required. Under no circumstances may any person or entity claim any affiliation with Auspice without the prior written permission of Auspice.
21	Direxion Shares ETF Trust Prospectus

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of the Fund for the periods indicated. The information set forth below was audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, is included in the Annual shareholder report, which is available upon request and incorporated by reference into the Fund's SAI. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
For the Year Ended October 31, 2019	$24.58	0.35	0.35	(0.77)	(0.42)	(0.63)	–	–	(0.63)	$23.53
For the Year Ended October 31, 2018	$23.82	0.20	0.20	0.72	0.92	(0.16)	–	–	(0.16)	$24.58
For the Period March 30, 2017[8] through October 31, 2017	$25.00	0.01	0.01	(1.19)	(1.18)	–	–	–	–	$23.82
Direxion Shares ETF Trust Prospectus	22

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[5]						Portfolio Turnover Rate[7]
	Total Return[4]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
For the Year Ended October 31, 2019	(1.72)%	$42,360	0.70%	0.79%	1.47%	0.70%	0.79%	1.47%	0%
For the Year Ended October 31, 2018	3.84%	$52,847	0.70%	0.84%	0.80%	0.70%	0.84%	0.80%	0%
For the Period March 30, 2017[8] through October 31, 2017	(4.72)%	$11,911	0.70%	1.35%	0.07%	0.70%	1.35%	0.07%	0%
[1]	Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.
[3]	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.
[4]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.
[5]	For periods less than a year, these ratios are annualized.
[6]	Net expenses include effects of any reimbursement/waiver or recoupment.
[7]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.
[8]	Commencement of operations.
23	Direxion Shares ETF Trust Prospectus

Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
More Information on the Direxion Shares ETF Trust
Statement of Additional Information (“SAI”):
The Fund's SAI contains more information on the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Fund's reports will provide additional information on the Fund's investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Fund's performance during that period.
To Obtain the SAI or Fund Reports Free of Charge:
Write to:	Direxion Shares ETF Trust
1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
Reports and other information about the Fund may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File Number: 811-22201

Direxion Shares ETF Trust
Statement of Additional Information
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
Direxion Auspice Broad Commodity Strategy ETF (COM)
The Direxion Shares ETF Trust (“Trust”) is an investment company that offers shares of a variety of exchange-traded funds, including the Direxion Auspice Broad Commodity Strategy ETF (the “Fund”) to the public. Shares of the Fund offered in this Statement of Additional Information (“SAI”) are listed and traded on the NYSE Arca, Inc.
There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. No single Fund is a complete investment program.
This SAI, dated February 28, 2020, is not a prospectus. It should be read in conjunction with the Fund's prospectus dated February 28, 2020 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.
February 28, 2020

i

ii

Direxion Shares ETF Trust
The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 124 separate series or “Funds.”
The Fund seeks to provide total return that exceeds the return of the Auspice Broad Commodity Index (the “Index”). The Fund will seek excess return above the Index primarily through the active management of short duration, highly liquid, high quality bonds or other short-term cash instruments.
The Shares offered in this SAI are listed and traded on the NYSE Arca, Inc. (the “Exchange”).
The Fund issues and redeems Shares only in large blocks of Shares called “Creation Units.” Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-share price differential. Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the “Purchases and Redemptions” section below.
There is no assurance that the Fund will achieve its objective and an investment in the Fund could lose money. The Fund is not a complete investment program.
Classification of the Fund
The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. The Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value ("NAV") may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.
Exchange Listing and Trading
The Shares are listed and traded on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) the Fund's holdings no longer meet various liquidity and other metrics required by the Exchange's continued listing standards; (iii)such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of such Fund.
As is the case with other publicly listed securities, when Shares of the Fund are bought or sold through a broker, an investor may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.
The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Rafferty Asset Management, LLC ("Rafferty" or "Adviser") may, from time to time, make payments to certain market makers in the Trust’s shares pursuant to an Exchange authorized program.
In order to provide additional information regarding the value of Shares of the Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for the Fund. The Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of the Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, nor responsible for, the calculation or dissemination of the IOPV and makes no representations or warranty as to its accuracy.
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Investment Policies and Techniques
The Fund is an “actively managed” exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index. The Fund seeks to achieve its investment objective by investing in a combination of financial instruments that are economically linked to the world’s tradable commodities, such as oil, gold, metals and grains.
The Fund’s investment objective is a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval.
Subject to the limitations described in the “Investment Restrictions” section, the Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund’s investment objective.
This section provides a description of the securities in which the Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in an ETF is that its returns will fluctuate and you could lose money.
The Fund has invested in a wholly owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”), the registered offices of which are located at Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The Fund is currently the sole shareholders of the Subsidiary, and does not expect shares of the Subsidiary to be offered or sold to other investors. The Fund’s investment in the Subsidiary may not exceed 25% of the value of its total assets (ignoring any subsequent market appreciation in the Subsidiary’s value), which limitation is imposed by the Code and is measured at the end of each quarter of its taxable year.
The Fund may invest in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to RICs. The Subsidiary invests principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, though the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Fund’s transactions in those instruments. To the extent applicable, the Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares. (Accordingly, references in this SAI to the Fund may also include the Subsidiary.) By investing in the Subsidiary, the Fund may be considered to be investing indirectly in the same investments as the Subsidiary and is indirectly exposed to the risks associated with those investments.
The Subsidiary is not registered with the SEC as an investment company under the 1940 Act and is not subject to the investor protections of the 1940 Act. As an investor in the Subsidiary, the Fund will not have the same protections offered to shareholders of registered investment companies. However, because the Subsidiary is wholly owned and controlled by the Fund, which is managed by Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”), it is unlikely that the Subsidiary will take action in any manner contrary to the interest of the Fund or their shareholders. Because the Subsidiary has the same investment objective and, to the extent applicable, will comply with the same investment policies as the Fund, Rafferty manages the Subsidiary’s portfolio in a manner similar to that of the Fund.
The Subsidiary has a board of directors that oversees its activities. The Subsidiary has entered into a separate investment advisory agreement with Rafferty and pays Rafferty a fee for its services. The Subsidiary also has entered into agreements with the Fund’s service providers for the provision of administrative, accounting, transfer agency and custody services.
The Fund and the Subsidiary may not be able to operate as described in this SAI in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required the Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns.
Asset-Backed Securities
The Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety
4

bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Bank Obligations
Money Market Instruments. The Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Fund’s ability to resell when it deems advisable to do so.
The Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.
Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. The Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.
Corporate Debt Securities
The Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The Fund may also invest in unrated securities.
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior
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securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance.
On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Also in 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
The Federal Reserve Bank of New York began publishing SOFR in April 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress.
Various financial industry groups have begun planning for the transition from LIBOR to SOFR (or another new benchmark), but there are obstacles to converting certain longer term securities and transactions. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Among other negative consequences, the transition away from LIBOR could:
•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives in which the Fund may invest;
•	Require extensive negotiations of and/or amendments to agreements and other documentation governing LIBOR-linked investments products;
•	Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fall back” provisions that provide for an alternative reference rate in the event of LIBOR’s unavailability; or
•	Cause the Fund to incur additional costs in relation to any of the above factors.
The risks associated with the above factors are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market and the depth of the market for investments based on alternative reference rates. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Equity Securities
Common Stocks. The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. The Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and,
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conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, the Fund may invest in the lowest credit rating category.
Preferred Stock. The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Fund may invest in the lowest credit rating category.
Warrants and Rights. The Fund may purchase warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Foreign Securities
The Fund may have both direct and indirect exposure to foreign securities through investments in publicly traded securities such as stocks and bonds, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of the imposition of exchange controls. The prices of such securities may be more volatile than those of U.S. securities. There maybe also be the possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting currencies in connection with purchases and sales of foreign securities.
Non-U.S. stocks markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, the Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to the Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause the Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchanges rates may also affect the earning power and asset value of the foreign entity issuing a security, even on denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing, but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation
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and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Asia-Pacific Countries. In addition to the risks associated with foreign and emerging markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks. The Fund may make substantial investments in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well-capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect the Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation,
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a rising unemployment rate, and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption. For example, the Brazilian Federal Police conducted a criminal investigation into corruption allegations, known as Operation Car Wash, which led to charges against high level politicians and corporate executives and resulted in substantial fines for some of Brazil’s largest companies. This has had a widespread political and economic impact and may continue to affect negatively the country and the reputation of Brazilian companies connected with the investigation, and therefore, the trading price of securities issued by those companies. While the economy of Brazil has enjoyed substantial economic growth in recent years, there can be no guarantee that this growth will continue.
China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; (vii) differences in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers; and (viii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism.
For over three decades, the Chinese government has been reforming economic and market practice and has been providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possible return to the completely centrally planned economy that existed prior to 1978. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. These and other factors may decrease the value and liquidity of the Fund's investments. The Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration of global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market.
There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with significant operations in China as well as PCAOB-registered auditing firms in China. Currently, the SEC and PCAOB are only able to get limited information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China. These restrictions may result in the unavailability of material information about the Chinese issuers.
In January 2020, in response to the ongoing “trade war,” the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time.
China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted other than through licenses granted by the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses. Each license permits investment in A-shares only up to a specified quota.
Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The nature and duration of such a market disruption or the impact that it may have on the
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A-Share market are unknown. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.
The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a Fund’s intended scope of investment.
The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.
Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, the Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although the Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict the Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject the Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading.
Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact
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of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the EU (referred to as “Brexit”). The referendum introduced significant uncertainties and instability in the financial markets as the UK negotiated its exit from the EU. The UK officially left the EU on January 31, 2020, with a transitional period set to end on December 31, 2020. During this period, the UK effectively remains in the EU’s custom union and single market and continues to obey EU rules. However, the UK is no longer part of the political institutions. The effects of Brexit will depend on any agreement the UK makes to retain access to the EU Common Market either during the transitional period or more permanently and whether the UK enters into any trade deals with other countries, such as the United States. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may negatively affect the City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit would likely create additional economic stresses for the UK, including the potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment.
Brexit may also have a destabilizing impact on the EU to the extent that other member states similarly seek to withdraw from the EU. Any further exits from the EU would likely cause additional market disruptions globally and introduce new legal and regulatory uncertainties.
India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by the Fund. The securities markets in India are comparatively underdeveloped with some exceptions and consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. The limited liquidity of the Indian securities market may also affect the Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track the Index.
The Indian government exercises significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objectives of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss for the Fund.
Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in Indian companies. Foreign investors in India still face burdensome taxes on investments in income producing securities.
While the Indian economy has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, the Fund’s holdings are expected to experience correlated fluctuations. Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy. Agriculture occupies a prominent position in the Indian economy, therefore, it may be negatively affected by adverse weather conditions and the effects of global climate change. These and other factors may decrease the value and liquidity of the Fund's investments.
Italy. Investment in Italian issuers involves risks that are specific to Italy, including, regulatory, political, currency, and economic risks. Italy’s economy is dependent upon external trade with other economies—specifically Germany, France and other Western European developed countries. As a result, Italy is dependent on the economies of these other countries and any
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change in the price or demand for Italy’s exports may have an adverse impact on its economy. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the EU and could potentially lead to default. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. Italy has been warned by the Economic and Monetary Union of the EU to reduce its public spending and debt and actions by Italy to cut spending or increase taxes in response could have significant adverse effects on the Italian economy. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating and could decrease outside investment in Italian companies. High amounts of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.
Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. In December 2019, Japan’s government approved a fiscal stimulus package of nearly $120 billion in order to stimulate its slowing economy, which has been negatively affected by decreased demand from China and by recent political conflicts with South Korea. Japan is heavily dependent on exports and foreign oil and may be adversely affected by higher commodity prices, trade tariffs, protectionist measures, competition from emerging economies, and the economic conditions of its trading partners, such as China. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. The risks of natural disaster of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor markets may negatively impact Japan’s economic competitiveness.
South Korea. South Korean investments may be significantly affected by events influencing its economy, which is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchanges rates and government regulation, and vulnerable to downturns of the world economy, particularly with respects to its four largest export markets (the EU, Japan, United States, and China). South Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. The South Korean economy’s long-term challenges include an aging population, inflexible labor market, and overdependence on exports to drive economic growth. Relations with North Korea could also have as significant impact on the economy of South Korea. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Armed conflict between North Korea and South Korea could have a severe adverse impact on the South Korean economy and its securities markets.
Latin America. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. The governments of certain countries in Latin America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Latin America. Some countries in Latin America may be affected by public corruption and crime, including organized crime. Certain countries in Latin America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Latin America in which a Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund may be adversely affected if it invests in such issuers. Certain Latin American countries may also have managed currencies, which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign
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currencies, including the U.S. Dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Mexico. Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, and economic risks. In the past, Mexico has experienced high interest rates, economic volatility, significant devaluation of its currency (the peso), and high unemployment rates. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Additionally, a high level of foreign investment in Mexican assets may increase Mexico’s exposure to risks associated with changes in international investor sentiment. In 2018, the United States, Mexico and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces the current North American Free Trade Agreement among the three countries. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canada Parliament for implementation. The adoption of USMCA may have a significant impact on Mexico’s economy and, consequently, the value of the securities held by a Fund.
The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic component of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. Because commodities such as oil and gas, minerals and metals represent a large portion of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. Mexico’s economy has also become increasingly manufacturing-oriented. Because Mexico’s top export is automotive vehicles, its economy is strongly tied to the U.S. automotive market, and changes to certain segments in the U.S. market could have an impact on the Mexican economy. The automotive industry and other industrial products can be highly cyclical, and companies in these industries may suffer periodic operating losses. These industries can also be significantly affected by labor relations and fluctuating component prices. The agricultural and mining sectors of Mexico’s economy also account for a large portion of its exports, and Mexico is susceptible to fluctuations in the price and demand for agricultural products and natural resources. In addition, Mexico has privatized or has begun the process of privatization of certain entities and industries, and some investors have suffered losses due to the inability of the newly privatized entities to adjust to a competitive environment and changing regulatory standards.
Mexico has been destabilized by local insurrections, social upheavals and drug-related violence. Additionally, violence near border areas, border-related political disputes, and other social upheaval may lead to strained international relations. Mexico has also experienced contentious and very closely decided elections. Changes in political parties and other political events may affect the economy and contribute to additional instability. Recurrence of these or similar conditions may adversely impact the Mexican economy.
Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political, economic, and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western business investment continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to the Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund.
As a result of continuing political tensions and armed conflicts, including the conflict between Ukraine and Russia, the United States and the EU imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related
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issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s investments.
Depositary Receipts
To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depository receipts are receipts, typically issued by a financial institution, with evidence of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S. the Fund may avoid certain risks related to investing in foreign securities in non-U.S. markets, however, ADRs do not eliminate all risks inherent in investing in the securities of foreign issuers.
EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities, in which the Fund may invest. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.
Foreign Currencies
The Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.
The value of the Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that the Fund’s assets are invested in instruments denominated in foreign
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currencies and the currencies appreciate relative to the U.S. Dollar, the Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.
Currency Transactions. The Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Fund also enters into forward currency contracts. See “Futures Contracts, Options, and Other Derivative Strategies” section below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, the Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security.
The Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
The Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
The Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). See “Dividends, Other Distributions and Taxes.”
The Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a commodity pool operator (“CPO”).
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At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
Since the Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although the Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.
Risks of currency forward contracts. The successful use of these transactions will usually depend on the Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While the Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Foreign Currency Options. The Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which
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time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Hybrid Instruments
The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
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Illiquid Investments and Restricted Securities
The Fund may purchase and hold illiquid investments. The Fund or Subsidiary will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid.
The term “illiquid investments” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Rafferty, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, Rafferty will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.
The Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”), or Rafferty, under Board-approved guidelines, has determined are liquid. The Fund or Subsidiary currently does not anticipate investing in such restricted securities. However, to the extent that the Fund does invest in such restricted securities, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund could adversely affect the marketability of such portfolio securities, and the Fund may be unable to dispose of such securities promptly or at reasonable prices.
Indexed Securities
The Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.
Inflation Protected Securities
Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current
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market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. The Fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where the Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, the Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
Investment in the Subsidiary
The Fund will invest in a wholly-owned subsidiary organized under the laws of the Cayman Islands, the Subsidiary, the registered offices of which is located at Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The Fund will be the sole shareholder of the Subsidiary, and does not expect shares of the Subsidiary to be offered or sold to other investors. The Fund’s investment in the Subsidiary may not exceed 25% of the value of its total assets (ignoring any subsequent market appreciation in the Subsidiary’s value), which limitation is imposed by the Code and is measured at the end of each quarter of its taxable year.
The Fund will invest in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to RICs. The Subsidiary will invest principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, though the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Fund’s transactions in those instruments. To the extent applicable, the Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares. (Accordingly, references in this SAI to the Fund may also include the Subsidiary.) By investing in the Subsidiary, the Fund may be considered to be investing indirectly in the same investments as the subsidiary and is indirectly exposed to the risks associated with those investments.
The Subsidiary is not registered with the SEC as an investment company under the 1940 Act and is not subject to the investor protections of the 1940 Act. As an investor in the Subsidiary, the Fund will not have the same protections offered to shareholders of registered investment companies. However, because the Subsidiary is wholly owned and controlled by the Fund and the Fund is managed by Rafferty, it is unlikely that the Subsidiary will take action in any manner contrary to the interest of the Fund or its shareholders. Because the Subsidiary has the same investment objective and, to the extent applicable, will comply with the same investment policies as the Fund, Rafferty manages the Subsidiary’s portfolio in a manner similar to that of the Fund.
The Subsidiary has a board of directors that oversees its activities. The Subsidiary has entered into a separate investment advisory agreement with Rafferty and pays Rafferty a fee for its services. The Subsidiary also has entered into agreements with the Fund’s service providers for the provision of administrative, accounting, transfer agency and custody services.
The Fund and the Subsidiary may not be able to operate as described in this SAI in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required the Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns.
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Junk Bonds
The Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”
Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.
Mortgage-Backed Securities
The Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by FHLMC are guaranteed as to timely payment of principal and interest only by FHLMC.
The Federal Housing Finance Agency (“FHFA”) mandated that Fannie Mae® and Freddie Mac® cease issuing their own mortgage-backed securities and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS" in 2019. Each UMBS has a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
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Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. The Fund will only invest in SMBS issued by Ginnie Mae®, which are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. The Fund will only invest in SMBS whose Mortgage Assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily, or entirely, of principal payments generally is unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-sponsored entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Municipal Obligations
The Fund may invest in municipal obligations. Municipal securities are fixed-income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax exempt securities are generally classified by their source of payment. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable the Fund to demand payment from the issuer or a financial intermediary on short notice.
Futures Contracts, Options, and Other Derivative Strategies
Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (“reference assets”) and may relate to stocks bonds, interest rates, credit currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain long or short exposure to the value of a reference asset without actually owning or selling the instrument. Examples of derivative instruments include futures contracts, swap agreements, options, options on futures contracts and forward currently contracts.
The Fund may enter into derivatives instruments which may include futures contracts, forward contracts, options on currencies, commodities, indices, or futures contracts and swaps which provide long and short exposure to reference assets. Derivatives may be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests in non-derivative instruments. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
The use of derivative instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition, the Fund’s ability to use derivative instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”
Under current CFTC regulations, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions
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and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Accordingly, the Fund has registered as a commodity pool, and the Adviser has registered as a CPO with the National Futures Association.
The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation and/or change the competitive landscape. In this regard, any further amendment to the Commodity Exchange Act or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Fund’s ability to engage in derivative transactions and/or increase the costs of such derivative transactions such that the Fund may be unable to implement its investment strategy.
In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with derivative instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivative instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
Special Risks. The use of derivative instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular derivative instruments are described in the sections that follow.
(1) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(2) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.
(3) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.
Cover. Transactions using derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, the Bank of New York Mellon ("BNYM"), in the prescribed amount as determined daily.
The Subsidiary will comply with SEC guidelines regarding cover for Financial Instruments to the same extent as the Fund.
Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Futures Contracts. The Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts as a substitute for a comparable market position in the underlying security or index, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.
Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a
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futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.
The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Certain futures contracts are cash-settled, meaning the futures contract obligates the seller to deliver (and purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
Whether the Fund realizes a gain/loss from futures activities depends generally upon the movements in the underlying reference asset (generally a commodity, currency, security or index). The extent of the Fund’s loss from an unhedged short position in a futures contract is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment.
Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts. The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to, or greater than, the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.
Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. The Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
A purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain,
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to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract. There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.
Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and
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regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.
Forward Contracts. The Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® and other exchanges, as well as the OTC markets.
By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.
If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Composite Stock Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether
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such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options on Futures Contracts. When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade.
Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If the Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Options on Futures Contracts. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous
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than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Caps, Floors and Collars
The Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always, a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially, or entirely, offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. The Fund may be both a buyer and seller of these instruments. In addition, the Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Fund may vary from the typical examples described here.
Other Investment Companies
The Fund may invest in the securities of other investment companies, including open- and closed-end funds and ETFs. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations.
The Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock.
Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) and (B) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. If the Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Also, to the extent that an ETF has exemptive relief under Section 12(d)(1)(J), the Fund may rely on that exemptive relief to exceed the limits imposed by Section 12(d)(1)(A).
Shares of another investment company or ETF that has received exemptive relief from the SEC to permit other funds to invest in its shares without these limitations are excluded from such restrictions to the extent that the Fund has complied with the requirements of such orders. To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.
Exchange-Traded Products. The Fund may invest in Exchange Traded Products (“ETPs”), which include ETFs, partnerships, commodity pools or trusts that are bought and sold on a securities exchange. ETPs and ETNs trade like stocks on a securities exchange at market price rather than NAV and, as a result, ETP and ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund may also invest in exchange-traded notes (“ETNs”), which are structured
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debt securities, whereby the issuer of the ETN promises to pay ETN holders the return on an index or market segment over a certain period of time and then return the principal of the investment at maturity. Whereas ETPs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Therefore, ETNs are subject to the credit risk of the issuer of the ETN, which is different than other ETPs. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Most ETPs and ETNs are designed to track a particular market segment or index, although an ETP or ETN may be actively managed. ETPs and ETNs share expenses associated with their operation, typically including advisory fees and other management expenses. When the Fund invests in an ETP or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETP’s or ETN’s expenses. ETPs and ETNs trade like stocks on a securities exchange at market prices rather than NAV and as a result ETP or ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The risks of owning an ETP or ETN generally reflect the risks of owning the underlying securities the ETP or ETN is designed to track, although lack of liquidity in an ETP or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETP or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETP or ETN.
Additionally, the Fund may invest in swap agreements referencing ETFs. If the Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the Index.
Money Market Funds. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In October 2016, the SEC implemented amendments to money market fund regulations (“Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also implemented additional diversification, stress testing, and disclosure measures. The Amendments represented significant departures from the traditional operation of money market funds. Any impact on the trading and value of money market instruments may negatively affect the Fund’s yield and return potential.
Repurchase Agreements
The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, the Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. The Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.
The Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.
Reverse Repurchase Agreements
The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase
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agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.
Securities Lending
The Fund may lend portfolio securities to certain borrowers that Rafferty determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned, marked to market daily. Borrowers continuously secure their obligations to return securities on loan from the Fund by depositing any combination of short-term U.S. government securities and cash as collateral with the Fund. No securities loan will be made on behalf of the Fund if, as a result, the aggregate value of all securities loaned by the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received) or such lower limit as set by Rafferty or the Board. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. A Fund may also receive such fees on “special” loans that are cash-collateralized. Any cash collateral may be reinvested in money market funds. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee. However, such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return of cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund could experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its investment of cash collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund while its securities are loaned out will not be considered qualified dividend income.
Short Sales
The Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund will also incur transactions costs when conducting short sales.
Until the Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.
The Fund will incur a loss as a result of a short sales or short exposure to reference assets utilizing derivatives if the price of the security or reference asset increases between the date of the short sale or exposure and the date on which the Fund replaces the borrowed security or terminates the derivatives providing short exposure. The Fund will realize a gain if the price of a security or reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale or derivatives that provide short exposure.
Swap Agreements
The Fund may enter into swap and other derivatives to obtain exposure to an underlying asset without actually purchasing such asset. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns
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(or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on, or increase/decrease, in value of a particular dollar amount invested in a “basket” of securities representing a particular index or an ETF representing a particular index or group of securities.
The Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, the Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. The Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator would decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if the Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, the Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, Rafferty may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used only swaps on the underlying index. Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps.
Common Types of Swaps
The Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. For example, the Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease the Fund’s exposure to long- or short-term interest rates. For example, the Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.
Other Financial Instruments. Other forms of swaps that the Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Mechanics of Swaps
Payments. Most swaps entered into by the Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be
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equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. The Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. The Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
Counterparty Credit Risk. The Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless Rafferty believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the swaps, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because, in a cleared swap, a clearing organization becomes substituted for each counterparty to a cleared swap. The clearing organization takes on the obligations of each side of the swap and the Fund would only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund. Upon entering into a cleared swap, the Fund may be required to deposit with its futures commission merchant an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the clearing organization that clears the trade). This amount is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to the Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the subsequent payments. The subsequent payment also includes the daily portion of the periodic payment stream.
Termination and Default Risk. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Swap Regulation
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While the Fund is not directly subject to these requirements, where the Fund’s counterparty is subject to the requirements, uncleared swaps between the Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what the Fund would agree with its counterparty in the absence of such regulation. In all events, where the Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the Fund is in default on its obligations to the swap counterparty.
In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial collateral rules do not apply to the Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and it is possible that in the future, the rules could apply to the Fund. In the event that the rules apply, they would impose significant costs on the Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Rafferty’s ability to manage the Fund, may impair the Fund’s ability to achieve its investment objective and/or may result in reduced returns to the Fund’s investors.
Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution f standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements;
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and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.
Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.
In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by the Fund or may be received by the Fund in accordance with collateral controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional amounts to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If the Fund has a loss of less than the collateral amount, the excess collateral is returned to the Fund. If the Fund has a gain, the full collateral amount and the amount of the gain is paid to the Fund.
Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to correctly predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund
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is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.
Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s swap transactions. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of the Fund’s identity as intended. Certain IRS positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.
Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for the Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by the Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional collateral requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the
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swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain requirements on uncleared swaps in the near future, which are likely to impose higher collateral requirements on uncleared swaps.
Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.
Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher collateral requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.
Unrated Debt Securities
The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
U.S. Government Securities
The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities. U.S. government securities include U.S. Treasury obligations, which includes U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury obligations are backed by the full faith and credit of the United States.
U.S. government securities also include obligations issued by U.S. government agencies and instrumentalities (“GSEs”) that are backed by the full faith and credit of the U.S. government (such as securities issued or guaranteed by the Federal Housing Administration, Ginnie Mae®, the Export-Import Bank of the United States, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration).
Also, U.S. government securities include securities that are guaranteed by U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government (such as Fannie Mae®, Freddie Mac®, or the Federal Home Loan Banks). These U.S. government-sponsored entities, although chartered and sponsored by the U.S. Congress, are not guaranteed, nor insured, by the U.S. government. They are supported only by the credit of the issuing agency, instrumentality or corporation.
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Since 2008, Fannie Mae® and Freddie Mac® have been in conservatorship and have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. The MBS purchase programs technically ended in 2010 but the U.S. Treasury has continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012 and other governmental entities have provided significant support to Fannie Mae® and Freddie Mac®. There is no guarantee, however, that they will continue to do so. An FHFA stress test suggested that in a “severely adverse scenario” additional Treasury support of between $42.1 billion and $77.6 billion (depending on the treatment of deferred tax assets) might be required. Since then Congress has permanently reduced the corporate income tax rate from 35% to 21% starting January 1, 2018. This reduction could cause a substantial net loss and net worth deficit for the year in which the legislation is enacted. Should they experience such a net worth deficit, they could be required to draw additional funds from the U.S. Treasury to avoid being placed in receivership. Accordingly, no assurance can be given that Fannie Mae® and Freddie Mac® will remain successful in meeting their obligations with respect to the debt and MBSs that they issue.
In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Nevertheless, discussions among policymakers have continued as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. In September 2019, the U.S. Treasury released its plan to reform the housing finance system, which includes reforms to Fannie Mae® and Freddie Mac®. The impact of these reforms are not yet known. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations related to certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Congress is currently considering several pieces of legislation that would reform GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.
U.S. Government Sponsored Enterprises (“GSEs”)
GSE securities are securities issued by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae® and Freddie Mac®, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.
When-Issued Securities
The Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. The Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. The Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If the Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to the Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.
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Zero-Coupon, Payment-In-Kind and Strip Securities
The Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.
An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause the Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, the Fund could be required at times to liquidate other investments to satisfy distribution requirements.
The Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.
Other Investment Risks and Practices
Borrowing. The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Fund’s NAV and on the Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for shareholders will be reduced.
The Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.
As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.
Under current pronouncements, certain obligations under futures contracts, forward contracts and swap agreements to the extent that the “covers” its obligations as discussed in the “Futures Contracts, Options, and Other Derivatives Strategies” section will not be considered a “senior security” and, therefore, will not be subject to the 300% asset coverage requirements otherwise applicable to borrowings.
Portfolio Turnover. The Trust anticipates that the Fund’s annual portfolio turnover will vary. The Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose terms-to-maturity at the time of acquisition were less than 397 days, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have remaining terms-to-maturity of less than 397 days. In any given period, all of the Fund’s investments may have remaining terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero. However, the Fund’s portfolio turnover rate calculated with all securities whose terms-to-maturity were less than 397 days is anticipated to be unusually high.
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High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund’s shareholders resulting from its distributions of increased net capital gains, if any, recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Cybersecurity Risk
Since the use of technology has become more prevalent in the course of business, the Fund may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or a Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Fund. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or the Fund's Adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause the Fund to violate applicable privacy and other laws. The Fund's service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cybersecurity systems of the issuers of securities in which the Fund invests or the Fund's third party service providers (including the Fund's transfer agent and custodian).
Investment Restrictions
The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders’ meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays), or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.
The Fund may not:
1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4.	Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. However, the Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.
5.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
6.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent
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the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.
7.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.
Portfolio Transactions and Brokerage
Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.
In effecting portfolio transactions for the Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the Index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Fund believes that the requirement to always seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.
Rafferty may use research and services provided to it by brokers in servicing the Fund; however, not all such services may be used by Rafferty in connection with the Fund. While the receipt of such information and services is useful in varying degrees and may reduce the amount of research or services otherwise provided to the Fund by Rafferty, the receipt of such information and these services does not reduce the investment advisory fee paid by the Fund.
Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
Aggregate brokerage commissions paid by the Fund for the fiscal periods shown are set forth in the table below:
Direxion Auspice Broad Commodity Strategy ETF	Brokerage Fees Paid
Year Ended October 31, 2019	$16,950
Year Ended October 31, 2018	$21,641
March 30, 2017* - October 31, 2017	$7,560
*	Commencement of Operations
Portfolio Holdings Information
The Fund’s portfolio holdings are disclosed on the Fund's website at www.direxion.com each day the Fund is open for business. In addition, disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
The portfolio composition file (“PCF”), which contains portfolio holdings information, and the IOPV, which contains certain pricing information related to the Fund’s portfolio holdings, are also made available daily, including to the Fund's service providers to facilitate the provision of services to the Fund and to certain other entities as necessary for transactions in Creation Units. Such entities include: (i) National Securities Clearing Corporation (“NSCC”) members; (ii) subscribers to various
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fee-based services, including entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Fund in the secondary market; (iii) investors that have entered into an “Authorized Participant Agreement” with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”); and (iv) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management including personnel of the Adviser and the Fund's distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
In addition, the Fund's Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the nonpublic information. In this regard, from time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request such information. The CCO shall report any disclosures made pursuant to this exception to the Board.
Management of the Trust
The Board of Trustees
The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. Rafferty, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees.”) The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.
The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Fund. In addition, under the general oversight of the Board, Rafferty and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Fund's investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund's compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.
The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund's compliance program.
Board Structure and Related Matters
Independent Trustees constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee
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is responsible for specific matters related to oversight of the Fund's independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of series overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of series in the complex.
The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 124 portfolios within the Trust, 14 portfolios within the Direxion Funds and no portfolios within the Direxion Insurance Trust. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Funds and the Direxion Insurance Trust.
The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.
The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Funds and Direxion Insurance Trust, the other registered investment companies in the Direxion mutual fund complex. Rafferty is also the sole owner of Direxion Advisors, LLC ("Direxion"), investment adviser to certain series of the Trust. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019.
Interested Trustee
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 51	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	138	None.
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Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	138	None.
John A. Weisser Age: 78	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	138	Director until December 2016: The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

David L. Driscoll Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	138	None.
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	138	None.
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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	138	None.
Kathleen M. Berkery(3) Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010-2017 as Financial Advisor	138	None.
(1)	Mr. O’Neill is affiliated with Rafferty and Direxion because he owns a beneficial interest in Rafferty.
(2)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
(3)	Ms. Berkery was elected as a Trustee on November 26, 2019.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty and Direxion. Mr. O’Neill was the Managing Director of Rafferty from 1999 through January 2019 and Managing Director of Direxion from its inception in November 2017 through January 2019.
Gerald E. Shanley III: Mr. Shanley has extensive audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.
John A. Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.
David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.
Jacob C. Gaffey: Mr. Gaffey has extensive experience with providing investment banking and valuation services to various companies. Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.
Henry W. Mulholland: Mr. Mulholland has extensive experience with equity trading, risk management, equity market structure as well as managing regulatory and compliance matters.
Kathleen M. Berkery: Ms. Berkery has extensive experience with estate planning, estate administration, fiduciary income taxation, financial planning, finance, as well as business sales and development, and marketing.
Board Committees
The Trust has an Audit Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey, and Mulholland and Ms. Berkery. The members of the Audit Committee are Independent Trustees. The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision
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of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met three times during the Trust’s most recent fiscal year.
The Trust also has a Nominating and Governance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery, each of whom is an Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to the Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met four times during the Trust’s most recent fiscal year.
The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery. The members of the Qualified Legal Compliance Committee are Independent Trustees of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007-April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 46	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl Age: 43	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011	General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.
				N/A	N/A
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The following table shows the amount of equity securities owned in the Fund and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2019:
Dollar Range of Equity Securities Owned:	Interested Trustee:	Independent Trustees:
	Daniel D. O’Neill	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey	Henry W. Mulholland	Kathleen M. Berkery
Direxion Auspice Broad Commodity Strategy ETF	$0	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000	$0	$1-$10,000	$0	$0	$0	$0
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The Trust’s Trust Instrument provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
No officer, director or employee of Rafferty receives any compensation from the Fund for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended October 31, 2019:
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Name of Person, Position	Aggregate Compensation From the Trust(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustee
Daniel D. O’Neill	$0	$0	$0	$0
Independent Trustees
Gerald E. Shanley III	$100,000	$0	$0	$133,333
John A. Weisser	$100,000	$0	$0	$133,333
David L. Driscoll	$100,000	$0	$0	$133,333
Jacob C. Gaffey	$100,000	$0	$0	$133,333
Henry W. Mulholland	$100,000	$0	$0	$133,333
Kathleen M. Berkery(3)	$0	$0	$0	$0
(1)
Trustee compensation is allocated across the operational Funds of the Trust based on the proportion of the Fund’s net assets to the total net assets of the operational Funds of the Trust.
(2)
For the fiscal year ended October 31, 2019, Trustees’ fees and expenses in the amount of $500,000 were incurred by the Trust.
(3)
Ms. Berkery was elected to the Board of Trustees on November 26, 2019 and therefore did not receive any compensation from the Direxion Family of Investment Companies for the fiscal year ended October 31, 2019.
Principal Shareholders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.
As of February 1, 2020, the following shareholders were considered to be either a principal shareholder or control person of the Fund:
Direxion Auspice Broad Commodity Strategy ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	83.15%	Record
Northern Trust Corporation Christian Science Center- Belvidere/ Dalton, Suite 1600 Boston, MA 02110	N/A	N/A	6.40%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	5.25%	Record
In addition, as of February 1, 2020, the Trustees and Officers as a group owned less than 1% of the outstanding shares of the Fund.
Investment Adviser
Rafferty, 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019, provides investment advice to the Fund. Rafferty was organized as a New York limited liability company in June 1997. Michael Rafferty and Kathleen Rafferty Hay control Rafferty through their ownership in Rafferty Holdings, LLC and Daniel D. O’Neill controls Rafferty through his ownership in Minakian Partners, LLC.
Under an Investment Advisory Agreement (“Advisory Agreement”) between Rafferty and the Trust, on behalf of the Fund dated August 13, 2008, Rafferty provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty
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as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.
The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Fund in compliance with the 1940 Act. After an initial approval period of two years, the Advisory Agreement is renewable with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement automatically terminates on assignment and is terminable upon a 60-day written notice either by the Trust or Rafferty.
Pursuant to the Advisory Agreement, the Fund pays Rafferty a fee at an annualized rate based on a percentage of its average daily net assets of 0.50%.
Effective June 28, 2019, Rafferty has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee rate paid to Rafferty by the Fund, has contractually agreed to pay all Fund expenses as long as it is the advisor to the Fund, other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses such as indemnification and litigation or other expenses outside the typical day-to-day operations of the Fund. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
Prior to June 28, 2019, Rafferty was party to an Operating Expense Limitation Agreement with the Fund. Under this Operating Expense Limitation Agreement, Rafferty contractually agreed to waive all or a portion of its management fee and/or to reimburse the Fund for Other Expenses incurred during the period in which the Operating Expense Limitation Agreement was in effect (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) to the extent that the Fund’s Total Annual Fund Operating Expenses exceed a specified amount. Any expense waiver or reimbursement was subject to recoupment by the Adviser within the following three years only if the Fund’s Total Annual Fund Operating Expenses fell below the lesser of the applicable percentage limitation and any percentage limitation in place at the time of the waiver.
The table below shows the advisory fees and operating services fees incurred by the Fund, the total amount of fees waived and/or reimbursed by Rafferty prior to June 28, 2019, and the total amount of fees paid to Rafferty by the Fund for the fiscal periods ended October 31.
Direxion Auspice Broad Commodity Strategy ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$216,893	$40,992	$28,060	$203,961
Year Ended October 31, 2018	$221,777	$60,552	$-	$161,225
March 30, 2017(1) - October 31, 2017	$39,680	$51,480	$-	$(11,800)
(1)	Commencement of Operations
Pursuant to the Management Services Agreement, Rafferty performs certain administrative services on behalf of the Fund, such as negotiating, coordinating and implementing the Trust’s contractual obligations with the Fund's service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers as requested or as deemed necessary; and other services that are described in the Management Services Agreement. For these services, the Trust pays to Rafferty a fee at the annual rate of 0.026% on the first $10 billion of the aggregate average daily net assets of the Funds in the Trust and 0.024% on the aggregate net assets above $10 billion. This Management Services Agreement was paid by the Fund prior to June 28, 2019. The Operating Services Agreement described above now covers all such expenses.
The table below shows the Management Services Fees paid prior to June 28, 2019:
Direxion Auspice Broad Commodity Strategy ETF	Management Fees Paid
November 1, 2018 - June 28, 2019	$7,521
Year Ended October 31, 2018	$11,311
March 30, 2017* - October 31, 2017	$1,714
*	Commencement of Operations
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Rafferty shall not be liable to the Trust or any Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Fund's distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by the Fund, subject to certain restrictions.
Portfolio Managers
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Fund. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Fund subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of the Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Fund consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Fund, so that no single individual is assigned to a specific Fund for extended periods of time.
In addition to the Fund, Mr. Brigandi and Mr. Ng manage the following other accounts as of October 31, 2019:
Accounts	Total Number of Accounts	Total Assets (In Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	103	$13.6	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
Rafferty manages no other accounts with investment objectives similar to those of the Fund. In addition, two or more funds advised by Rafferty may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions. Generally, due to the nature of the various Funds advised by Rafferty, if the Fund with a leveraged investment objective increases in value, the performance of the Fund with an inverse or an inverse leveraged investment objective will decrease in value and vice versa. Rafferty ordinarily executes transactions for the Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.
Rafferty has not identified any additional material conflicts between the Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from the Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.
The investment team’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on the Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.
Mr. Brigandi and Mr. Ng did not own any shares of the Fund as of October 31, 2019.
Proxy Voting Policies and Procedures
The Board has adopted policies and procedures with respect to voting proxies (the “Proxy Policy”) related to portfolio securities of the Fund. Pursuant to these policies and procedures the Board of the Trust has delegated responsibility for voting such proxies to the Adviser, subject to the Board’s continuing oversight.
The Proxy Policy is intended to protect shareholder interests and comply with applicable state and federal corporate and securities laws. It applies to any voting rights with respect to securities held in accounts of the Fund. To assist the Adviser in its responsibility for voting proxies and administering the overall proxy voting process, the Adviser has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P.; a leading U.S. middle market private equity firm. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS
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issues monthly reports which are reviewed by the Adviser to assure proxies are being voted properly. The Adviser and ISS also perform checks on a quarterly basis to match the voting activity with available shareholder meeting information. ISS’ management meets on a regular basis to discuss its approach to new developments and amendments to existing proxy voting guidelines (the “Guidelines”). Information on such developments and amendments are then provided to the Adviser.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests and rights. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues and factors considered when resolving proxy issues in the Guidelines include, but are not limited to:
•	Election of Directors – considering all factors such as director qualifications, term of office and age limits.
•	Proxy Contests – considering factors such as voting nominees in contested elections and reimbursement of expenses.
•	Election of Auditors – considering factors such as independence and reputation of the auditing firm.
•	Proxy Contest Defenses – considering factors such as board structure and cumulative voting.
•	Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.
•	Capital Structure – considering factors such as common stock authorization and stock distributions.
•	Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.
•	State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.
•	Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.
•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.
•	Social and Corporate Responsibility Issues – considering factors such as social, environmental, and labor issues.
A full description of the Guidelines and voting policy is maintain by the Adviser, and a complete copy of the Guidelines is available without charge, upon request by calling the Adviser at (866) 476-7523.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Fund's shareholders and the Adviser, the Distributor or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly-traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Adviser to monitor potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines.
Proxy Voting Recordkeeping
The Adviser, with the assistance of ISS, maintains for a period of at least five years, a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Fund voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Adviser at (866) 476-7523 or on the SEC’s website at http://www.sec.gov.
Fund Administrator, Fund Accounting Agent, Transfer Agent and Custodian
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund's administrator. The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, serves as the Fund's transfer agent, and custodian. Rafferty also performs certain administrative services for the Fund.
Pursuant to a Fund Administration Servicing Agreement between the Trust and USBFS, USBFS provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays USBFS a fee based on the Trust’s total average daily net assets. USBFS also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust to USBFS pursuant to the Fund Administration Servicing Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Administrator
Year Ended October 31, 2019*	$2,019,812
Year Ended October 31, 2018	$2,046,515
Year Ended October 31, 2017	$2,402,024
Pursuant to a Fund Accounting Agreement between the Trust and BNYM, BNYM provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these accounting services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual
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per fund fee, subject to certain negotiated fee waivers. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses. The amount of fees paid by the Trust pursuant to the Fund Accounting Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Fund Accounting Agent
Year Ended October 31, 2019*	$1,847,466
Year Ended October 31, 2018	$1,876,840
Year Ended October 31, 2017	$1,629,992
Pursuant to a Custody Agreement, BNYM serves as the custodian of the Fund’s assets. The custodian holds and administers the assets in the Fund’s portfolios. Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust pursuant to the Custody Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Custodian
Year Ended October 31, 2019*	$1,096,678
Year Ended October 31, 2018	$1,132,612
Year Ended October 31, 2017	$1,016,661
Pursuant to a Transfer Agency and Service Agreement between the Trust and BNYM, BNYM provides the Trust with transfer agency services, which includes Creation and Redemption Unit order processing. As compensation for these transfer agency services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual complex fee. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above. The amount of fees paid by the Trust pursuant to the Transfer Agency and Service Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Transfer Agent
Year Ended October 31, 2019*	$1,287,942
Year Ended October 31, 2018	$1,171,567
Year Ended October 31, 2017	$1,116,750
*Effective June 28, 2019, certain of the Funds in the Trust became party to an Operating Services Agreement and as a result, the Adviser assumed responsibility for paying those Funds’ portion of the fees due to USBFS and BNYM from the Trust.
Securities Lending
Effective August 25, 2017, the Fund has entered into a Securities Lending Authorization Agreement with BNYM (the “Securities Lending Agreement”) whereby BNYM will be the Lending Agent for the Fund. The Fund retains a portion of the securities lending income and remits the remaining portion to BNYM as compensation for its services as securities lending agent. Securities lending income is generally equal to the net income earned from the reinvestment of cash collateral after payment of cash collateral fees, and any fees or other payments from borrowers of securities.
BNYM acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. BNYM determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNYM ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the Fund’s relevant account on the date such amounts are delivered by the borrower to BNYM. BNYM receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNYM marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 102% of the market value of the loaned securities. At the termination of the loan, BNYM returns the collateral to the borrower upon the return of the loaned securities to BNYM. BNYM invests cash collateral in accordance with the Securities Lending Agreement. BNYM maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. The Fund shall receive the net securities lending revenue based on the securities lent from its holdings. The Fund may also pay custodial fees and other expenses associated with a loan.
As of October 31, 2019, the Fund had no securities lending transactions.
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Distributor
Foreside Fund Services, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Fund for sale through the Distributor in Creation Units, as described below. The Distributor will not sell or redeem Shares in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays the Distributor for distribution-related services. For the fiscal year ended October 31, 2019, the Distributor received $1,092,816 as compensation from Rafferty for distribution services provided to the Trust, including the distribution services provided for the Fund. For the fiscal year ended October 31, 2019, Foreside did not receive any underwriting commission or discounts, compensation on redemptions and repurchases, or brokerage commissions from the Fund.
The Adviser may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The Adviser had arrangements to make payments based on an annual fee for its services, as well as based on the average daily assets held by Schwab customers in certain funds managed by the Adviser, for services other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote select funds managed by the Adviser, to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of those funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser from its own resources and not from the assets of funds managed by the Adviser. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Fund, other ETFs advised by the Adviser or other exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other funds managed by the Adviser.
Distribution Plan
Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Fund's principal underwriter, and Rafferty may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, the Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Fund.
The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Fund. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made.
The Rule 12b-1 Plan permits payments to be made by the Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Rule 12b-1 Plan authorizes payments by the Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”), 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, is the independent registered public accounting firm for the Trust. The Financial Statements of the Fund for the fiscal year ended October 31, 2019, audited by EY, have been included in reliance on their report given on their authority as experts in accounting and auditing.
Legal Counsel
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.
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Determination of Net Asset Value
A fund’s share price is known as its NAV. The Fund’s share price is calculated as of 2:30 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated. The value of the Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price or settlement price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.
For purposes of determining NAV per share of the Fund, options and futures contracts are valued based on market quotations or the last sales or settlement price of the exchange on which an asset trades. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued. A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument.
With respect to the Fund’s assets that are invested in one or more open-end management investment company (other than ETFs), or the Subsidiary, the Fund’s NAV will be calculated based upon the NAVs of such investments.
For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).
OTC securities held by the Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of the Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.
Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day a shares price is calculated.
Dividend income and other distributions are recorded on the ex-distribution date.
Illiquid securities, securities for which reliable quotations or pricing services are not readily available, all other assets not valued in accordance with the foregoing principles or for which pricing information is deemed unreliable, or to the Adviser’s knowledge, does not reflect a significant event occurring in the market, the security or asset will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Fund are valued at fair value.
Additional Information Concerning Shares
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on April 23, 2008, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one
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class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series of class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Trust Instrument confers upon the Broad of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Trust Instrument disclaims liability of the shareholders of the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification from the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such
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DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
Purchases and Redemptions
The Trust issues and redeems Shares of the Fund only in aggregations of Creation Units. The number of Shares of a Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of the Fund’s inception were 50,000 and $1,250,000, respectively.
See “Purchase and Issuance of Shares in Creation Units” and “Redemption of Creation Units” below. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board for any other reason.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined above), of an order in proper form.
Creation Units also will be sold only for cash in an amount equal to the NAV of the Shares being purchased, as next determined after a receipt of a request in proper form plus the transaction fee described below (“Cash Purchase Amount”).
Creation Units of Shares may be purchased only by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that an Authorized Participant will make available an amount of cash sufficient to pay the Cash Purchase Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant, which may require the investor to enter into an agreement with such Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor.
A purchase order must be received in good order by the transfer agent by 2:30 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units,
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such processes being referred to herein as the “Enhanced Clearing Process,” or (ii) outside the Enhanced Clearing Process, being referred to herein as the “Manual Clearing Process”.
Purchases through the Enhanced Clearing Process
To purchase or redeem through the Enhanced Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Enhanced Clearing Process, in the Authorized Participant Agreement, the Participant authorizes the transfer agent to transmit to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the Cash Purchase Amount and such additional information as may be required by the transfer agent or the Distributor.
Purchases through the Manual Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Enhanced Clearing Process must state that it is not using the Enhanced Clearing Process and that the purchase instead will be effected through a transfer of cash either through the Federal Reserve System or directly through DTC. Purchases (and redemptions) of Creation Units of the Fund settled outside the Enhanced Clearing Process will be subject to a higher Transaction Fee than those settled through the Enhanced Clearing Process. Purchase orders effected outside the Enhanced Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Enhanced Clearing Process. Those persons placing orders outside the Enhanced Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve System by contacting the operations department of the broker or depository institution effectuating such transfer of the Portfolio Deposit.
Rejection of Purchase Orders
The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of the Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (b) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (c) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (d) the acceptance of the purchase transaction order would otherwise, in the discretion of the Trust or Rafferty, have an adverse effect on the Trust or the rights of beneficial owners; (e) the value of a “Cash Purchase Amount”, or the value of the Balancing Amount to accompany an in-kind deposit exceed a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian by 4:00 p.m. Eastern Time on the Transmittal Date; or (f) in the event that circumstances outside the control of the Trust, the Distributor and Rafferty make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Generally, Creation Units of Shares are redeemed by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described above. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, redemption orders placed through an Authorized Participant may result in additional charges to such investor.
In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
The redemption proceeds for a Creation Unit of a Fund will consist solely of cash in an amount equal to the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption transaction
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fee described below (“Cash Redemption Amount”). You must also pay a Transaction Fee, described in the Prospectus, in cash. The redemption transaction fee is deducted from such redemption proceeds.
A redemption order must be received in good order by the transfer agent by 2:30 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of Fund specified in such order, which delivery must be made through DTC or the Federal Reserve System to the Custodian by the second Business Day following such Transmittal Date (“DTC Cut-Off Time”); and (iii) all other procedures set forth in the Authorized Participant Agreement must be properly followed.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
An Authorized Participant may place an order to redeem Creation Units (i) through the Enhanced Clearing Process as such processes have been enhanced to effect redemptions of Creation Units, or (ii) through the Manual Clearing Process.
Placement of Redemption Orders Using Enhanced Clearing Process
Orders to redeem Creation Units of the Fund through the Enhanced Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System.
Placement of Redemption Orders outside the Enhanced Clearing Process
Orders must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected need not be an Authorized Participant, but such orders must state that the DTC Participant is not using a clearing process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC or the Federal Reserve System (for cash and U.S. government securities).
After the transfer agent has deemed an order for redemption of the Fund’s shares outside the Enhanced Clearing Process received, the transfer agent will initiate procedures such that the redeeming party will receive the “Cash Redemption Amount” by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent. Due to the schedule of holidays in certain countries, however, the receipt of the Cash Redemption Amount may take longer than two Business Days following the Transmittal Date
Continuous Offering
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.
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Frequent Purchases and Redemptions
The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although the Fund reserves the right to reject any purchase orders, the Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses.
Transaction Fees
Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of the Fund associated with the issuance and redemption of Creation Units of Shares. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee based upon the value of each Creation Unit also is applicable to each redemption transaction. The Transaction Fee applicable to the redemption of Creation Units will not exceed 2% of the value of the redemption proceeds.
Transaction fees are imposed as described below.
Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Redemptions*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Auspice Broad Commodity Strategy ETF	N/A	N/A	$250	Up to 2.00%
*	As a percentage of the amount invested.
Dividends, Other Distributions and Taxes
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. Federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. While there are minor changes to the RIC rules, the Tax Act makes changes to the tax rules affecting shareholders and the Fund, including various investments that the Fund may make. Potential investors are urged to consult their own tax advisors for more detailed information.
Dividends and other Distributions
As stated in the Prospectus, the Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discount, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of the Fund’s NAV per share. The Fund also distributes the excess of its net short-term capital gain over net long-term capital loss (“short-term gain”), if any, annually but may make more frequent distributions thereof if necessary to avoid federal income or excise taxes. The Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this distribution policy, or postpone the payment of distributions, if the Fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.
Investors should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).
Taxes
Regulated Investment Company Status. The Fund is treated as a separate entity for federal tax purposes and intends to continue to qualify for treatment as a RIC. If the Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally
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consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.
To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income (“Distribution Requirement”) and 90% of its net exempt interest income and must meet several additional requirements. For the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying Income”): (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.
Although the Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that the Fund will be able to do so. The investment by the Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Fund uses, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more funds.
If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 21%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”)) if certain holding period and other requirements are met) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”) provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.
Excise Tax. The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Income from Foreign Securities. Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders.
The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon,
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even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates applicable to QDI.
If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
The Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. The Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.
Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which the Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that the Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which the Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrecognized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.
If a call option written by the Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the
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option it wrote and the premium it pays for the option it buys. If such an option is exercised and the Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by the Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the option. If the Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
If the Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures, or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Income from Zero-Coupon and Payment-in-Kind Securities. The Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, the Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), the Fund may elect to accrue and include in income each taxable year a portion of the bonds’ market discount. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Income from REITs. The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “who are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from a REIT the excess inclusion income of which exceeded 3% of the REIT’s dividends. The Fund will not invest directly in REMIC residual interests, and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
The Fund may invest in REITs. REIT dividends and capital gain distributions are generally effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) qualified REIT dividends and (2) qualified publicly traded partnership income. Recently
59

issued proposed regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of qualified publicly traded partnership income, but that pass-through is not currently available. As a result, an investor who investors directly in qualified publicly traded partnerships will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund that invests in qualified publicly traded partnerships currently will not.
Taxation of Shareholders.
Basis Election and Reporting. A shareholder’s basis in Shares of the Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method the Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to decide the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Foreign Account Tax Compliance Act (“FATCA”). As mentioned in the Prospectus, under FATCA “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. That withholding tax generally can be avoided, however, as discussed below.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.
Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.
* * * * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Fund. No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Fund and to distributions therefrom.
For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of capital losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Thereafter, capital losses carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund must use losses that do not expire before it uses losses that do expire and the Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and as noted above, would not be distributed as such to shareholders.
60

Capital Loss Carryforwards. As of October 31, 2019, the Fund did not have capital loss carryforwards. Pursuant to the Regulated Investment Company Modernization Act of 2010, capital losses sustained in future taxable years will not expire and may be carried over without limitation.
Financial Statements
The Fund's financial statements for the fiscal year ended October 31, 2019, are incorporated herein by reference from the Fund's Annual Report to Shareholders dated October 31, 2019.
To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the contact information listed below:
Write to:	Direxion Shares ETF Trust 1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
61

APPENDIX A
Description of Corporate Bond Ratings
Moody’s Investors Service and S&P Global Ratings are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.
Moody’s Investors Service – Global Long-Term Ratings
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non- standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service – National Scale Long-Term Ratings
Moody’ s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.
A-1

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.
S&P Global Ratings – Long-Term Issue Credit Ratings*
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:
•	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
A-2

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. NR indicates that a rating has not been assigned or is no longer assigned.
Moody’s Investors Service – Municipal Short Term Debt and Demand Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings – Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings analysis will review the following considerations:
•	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
A-3

D: 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s Investors Service – Global Short Term Rating Scale
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings –Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
A-4

Direxion Shares ETF Trust
Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
Direxion NASDAQ-100® Equal Weighted Index Shares (QQQE)
February 28, 2020
The shares offered in this prospectus (the “Fund”) are listed and traded on the NYSE Arca, Inc.
There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. No single Fund is a complete investment program.
IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future annual and semi-annual shareholder reports in paper free of charge. To elect to continue to receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section
Direxion NASDAQ-100® Equal Weighted Index Shares
Investment Objective
The Direxion NASDAQ-100® Equal Weighted Index Shares (the “Fund”) seeks investment results, before fees and expenses, that track the NASDAQ-100® Equal Weighted Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(1)	0.05%
Total Annual Fund Operating Expenses	0.35%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its assets in the securities that comprise the Index.
The Index is the equal weighted version of the NASDAQ-100 Index® which includes approximately 100 of the largest domestic and international non-financial companies listed on The NASDAQ® Stock Market based on market capitalization selected by NASDAQ, Inc. (the “Index Provider”). Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the Index. The Index is rebalanced quarterly and reconstituted annually.
As of December 31, 2019, the components of the Index consisted of 103 constituents, which had an average market capitalization of $107.8 billion, had market capitalizations ranging from $12.6 billion to $1.3 trillion and were concentrated in the information technology and consumer discretionary sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund uses a “passive” or indexing approach to attempt to achieve its investment objective. The Fund does not try to outperform the Index and does not generally take temporary defensive positions. Although the Fund intends to fully replicate the Index, at times the Fund may hold a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index, including exchange-traded funds (“ETFs”) and other investment companies. This means the Fund may not hold all of the securities included in the Index, its weighting of investment exposure to such stocks or industries may be different from that of the Index and it may hold securities that are not included in the Index. The Fund will rebalance its portfolio when the Index rebalances. Additionally, if the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology,

1	Direxion Shares ETF Trust Prospectus

accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-through tax treatment. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the performance of the Index because different markets may close before the New York Stock Exchange opens or may not be open for business on the same calendar days as the Fund.
Index Strategy Risk —Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Foreign Securities Risk — Investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause
Direxion Shares ETF Trust Prospectus	2

disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 17.94% for the quarter
3	Direxion Shares ETF Trust Prospectus

ended March 31, 2019 and its lowest calendar quarter return was -13.84% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 36.10%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (3/21/2012)
Return Before Taxes	36.10%	12.44%	14.92%
Return After Taxes on Distributions	35.85%	12.21%	14.66%
Return After Taxes on Distributions and Sale of Fund Shares	21.53%	9.89%	12.32%
NASDAQ-100 ® Equal Weighted Index (reflects no deduction for fees, expenses or taxes)	36.65%	12.85%	15.42%
NASDAQ-100 ® Index (reflects no deduction for fees, expenses or taxes)	39.46%	16.91%	17.50%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.63%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in March 2012	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
NASDAQ®, OMX®, NASDAQ OMX®, and NASDAQ-100 Equal WeightedSM Index are registered trademarks and certain trade names and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Rafferty Asset Management, LLC. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).
Direxion Shares ETF Trust Prospectus	4

Overview of the Fund
The Direxion Shares ETF Trust (the “Trust”) is a registered investment company offering a number of separate exchange-traded funds (“ETFs”). This Prospectus describes the Direxion NASDAQ-100® Equal Weighted Index Shares (the "Fund"). Rafferty Asset Management, LLC serves as the investment advisor to the Fund ("Rafferty" or the "Adviser").
The Fund seeks investment results, before fees and expenses, that track the performance of the NASDAQ-100® Equal Weighted Index (the “Index”).
Shares of the Fund (“Shares”) are listed and traded on the NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange and from their net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable directly with the Fund. Rather, the Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units of the Fund are issued and redeemed in cash and/or in-kind for securities included in the Index. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, the Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.
In order to provide additional information regarding the value of Shares of the Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for the Fund. The Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of the Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, nor responsible for, the calculation or dissemination of the IOPV and make no representations or warranty as to its accuracy.
There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. No single Fund is a complete investment program.
Changes in Investment Objective. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund's Board of Trustees without shareholder approval.
Additional Information Regarding Investment Techniques and Policies
Rafferty uses a number of investment techniques in an effort to achieve the stated investment objective for the Fund. The Fund seeks investment results, before fees and expenses, that track the return of the Index. To do this, Rafferty uses statistical and quantitative analysis to determine the investments the Fund makes and the techniques it employs. In general, if the Fund is performing as designed, the return of the Index will dictate the return for the Fund. Rafferty does not invest the assets of the Fund in securities, derivatives or other investments based on Rafferty’s view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movements or trends. The Fund generally pursues its investment objective regardless of market conditions and does not take defensive positions.
For the Fund, Rafferty seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index; a correlation of 1.00 would represent perfect correlation. To do this, at times the Fund may hold a representative sample of the securities in the Index. The sampling of securities that is held by the Fund is intended to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the Index. The Fund also may invest in securities that are not included in the Index or may overweight or underweight certain components of the Index. The Fund’s assets may be focused in an industry or group of industries to the extent that the Index focuses in a particular industry or group of industries. In addition, the Fund offered in this prospectus is non-diversified, which means that it may invest in the securities of a limited number of issuers.
While Rafferty attempts to minimize any differences between the investment results of the Fund and the performance of the Index, certain factors will tend to cause the Fund’s investment results to vary from the stated investment objective. The Fund may have difficulty in achieving its investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders, transactions and costs associated with minimizing the distribution of capital gains to shareholders and/or disruption or a temporary lack of liquidity in the markets for the securities held by the Fund.
Additionally, if the Index includes foreign securities or tracks a foreign market index where the foreign market closes before or after the New York Stock Exchange (“NYSE”) closes (generally at 4 p.m. Eastern Time), the performance of the Index may differ from the expected performance.
5	Direxion Shares ETF Trust Prospectus

Additional Information Regarding Principal Risks
An investment in the Fund entails risks. The Fund may not achieve its investment objective and may decline in value. It is important that investors closely review and understand all of the Fund’s risks before making an investment. The Fund is not a complete investment program. Risks of investing in the Fund are described below.
Index Correlation/Tracking Risk
There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-through tax treatment. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. Activities surrounding index reconstitutions and other index repositioning events may hinder the Fund’s ability to meet its investment objective.
If the Index includes instruments that trade on a different market than the Fund, the Fund's return may vary from the performance of the Index because different markets may close before the NYSE opens or may not be open for business on the same calendar days as the Fund.
Index Strategy Risk
Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Fund’s Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the index provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Large-Capitalization Company Risk
Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Consumer Discretionary Sector Risk
Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Information Technology Sector Risk
The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Foreign Securities Risk
Foreign instruments may involve greater risks than domestic instruments. As a result, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates, interest rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the United States, and there may be less public information available about foreign companies.
Foreign securities may involve additional risk, including, greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries,

Direxion Shares ETF Trust Prospectus	6

organizations, entities and/or individuals, changes in international trade patterns, trade barriers, and other protectionists or retaliatory measures.
Currency Exchange Rate Risk
Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s NAV.
Depositary Receipt Risk
To the extent the Fund invests in, or has exposure to, foreign companies, investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.
International Closed-Market Trading Risk
Because the Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current value of an underlying investment and last sale pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.
Adverse Market Conditions Risk
The investment objective of the Fund is to provide performance that correlates to the performance of the Index. The Fund’s performance will suffer when market conditions are adverse to the Fund’s investment objective. If the Index rises on a given day, then the Fund’s performance should rise. Conversely, if the Index falls on a given day, then the Fund’s performance should also fall.
Cybersecurity Risk
The increased use of technologies, such as the internet, to conduct business increases the operational, information security and related “cyber” risks both directly to the Fund and through its service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. Cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents may include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, causing physical damage to computer or network systems, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Failures or breaches of the electronic systems of the Fund, the Fund’s advisor, distributor, other service providers, counterparties, securities trading venues, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. Cyber attacks may also interfere with the Fund’s calculation of its NAV, result in the submission of erroneous trades or erroneous creation or redemption orders, and could lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. While the Fund has established business continuity plans, there are inherent limitations in such plans, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.
Early Close/Trading Halt Risk
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. For example, there is a risk that sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares
7	Direxion Shares ETF Trust Prospectus

trading at an increasingly large discount to NAV during part of, or all of, the trading day. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Equity Securities Risk
Publicly-issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.
Investment Risk
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
LIBOR Risk
The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance.
In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Although there is still uncertainty regarding a replacement rate, it is anticipated that, beginning in 2020, derivatives and other transactions that currently utilize LIBOR will transition to using the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by U.S. Treasury securities. However, various counterparties or other entities may be unwilling or unable to utilize SOFR prior to 2021 or may be unable to modify existing agreements or instruments in a timely manner. The transition from LIBOR to SOFR (or any other replacement rate) may lead to a reduction in the value of some LIBOR-based investments and the effectiveness of new hedges placed against existing LIBOR-based investments, as well as significant market uncertainty, increased volatility, and illiquidity in markets for various instruments, which may result in prolonged adverse market conditions and impact the Fund’s performance or NAV.
Liquidity Risk
Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may incur a loss. Certain market conditions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid.
Market Risk
Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. The Fund typically would lose value on a day when the Index declines and would gain value on a day when the Index increases. During a general downturn in the securities market, multiple asset classes may be negatively impacted.
Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.
Non-Diversification Risk
The Fund invests a high percentage of its assets in a limited number of securities. The Fund’s NAV and total return may fluctuate more, or fall greater, in times of weaker markets than a diversified mutual fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains or losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Regulatory Risk
The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.
Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulatory environment for derivative instruments in which the Fund may invest is evolving, and changes in the regulation or taxation of derivative instruments may materially and adversely affect the ability of the Fund to pursue its investment objective or strategies. Such legislative or regulatory changes could pose additional risks and result in material adverse consequences to the Fund.
Securities Lending Risk
Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund. In the event of a large redemption
Direxion Shares ETF Trust Prospectus	8

while the Fund has loaned portfolio securities, the Fund may suffer losses (e.g. overdraft fees) if it is unable to recall the securities on loan in time to fulfill the redemption.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or investments that have lower trading volumes.
Market Price Variance Risk. Shares of the Fund that are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at NAV. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than NAV (a premium) or less than NAV (a discount). There may be times when the market price and the NAV vary significantly and a shareholder may trade shares at a premium or a discount to the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund at NAV. There is no guarantee that an active secondary market will develop for Shares of the Fund. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen and the Fund’s Shares may possibly be subject to trading halts and/or delisting.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the Exchange or markets. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange.
A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of
Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund whose Shares you own. Typically, you will receive other services (e.g., average basis information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, as amended (“1940 Act”) the Fund is a registered investment company, and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Provided, generally, that the Fund’s investments comply with Section 12(d)(1)(A), registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions, including that such investment companies enter into an agreement with the Fund.
The Trust and the Fund have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) allowing a registered investment company to invest in the Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing Shares of the Fund in amounts that would cause it to exceed the restrictions under Section 12(d)(1) should contact the Trust.
A Precautionary Note Regarding Unusual Circumstances. The Trust can postpone payment of redemption proceeds for any period during which (1) the Exchange is closed other than customary weekend and holiday closings, (2) trading
9	Direxion Shares ETF Trust Prospectus

on the Exchange is restricted, as determined by the SEC, (3) any emergency circumstances exist, as determined by the SEC, or (4) the SEC by order permits for the protection of shareholders of the Fund.
Direxion Shares ETF Trust Prospectus	10

About Your Investment
Share Price of the Fund
A fund’s share price is known as its NAV. The Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. Because the Fund is exchange traded, the price an individual shareholder will buy or sell Fund shares at will be based on the market price determined by the secondary market, which may be higher or lower than the NAV of the Fund.
If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
The value of the Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
Share price is calculated by dividing the Fund’s net assets by its shares outstanding. In calculating its NAV, the Fund generally values its assets on the basis of market quotations, the last sale or settlement prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day NAV is calculated. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at fair value estimates by the Adviser under guidelines established by the Board of Trustees. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency. The Fund also relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in the Fund’s portfolio. The pricing service, its methodology or the threshold may change from time to time. Debt obligations with maturities of 60 days or less are valued at amortized cost.
Fair Value Pricing. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Fund's pricing service does not provide a valuation for such securities, the Fund's pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since closing prices were established, but before the time as of which the Fund calculates its NAV. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Fund may value the instruments at fair value, taking into account such events when it calculates the Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Fund may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Fund's fair valuation procedures and will use that market value in the next calculation of NAV.
Rule 12b-1 Fees
The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund may pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No 12b-1 fees are currently authorized to be paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Frequent Purchases and Redemptions. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement (“Authorized Participant Agreement”) with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent
11	Direxion Shares ETF Trust Prospectus

or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although the Fund reserves the right to reject any purchase orders, the Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses. Transaction fees are imposed as set forth in the table in the SAI.
How to Buy and Sell Shares
The Fund issues and redeems Shares only in large blocks of 50,000 Shares, called “Creation Units.”
Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Individual Shares of the Fund, once listed for trading on the Exchange, can be bought and sold throughout the trading day like other publicly traded securities. The Fund does not require any minimum investment in such secondary market transactions.
When buying or selling Shares through a broker, investors may incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offer prices in the secondary market. In addition, because secondary market transactions occur at market prices, investors may pay more than NAV when buying Shares, and receive less than NAV when selling Shares.
The Adviser may pay brokers and other financial intermediaries for educational training programs, the development of technology platforms and reporting systems or other administrative services related to the Fund. Ask your salesperson or visit your financial intermediary’s website for more information.
The Funds’ Exchange trading symbols are as follows:
Fund	Symbol
Direxion NASDAQ-100® Equal Weighted Index Shares	QQQE
Share prices are reported in dollars and cents per Share. For information about acquiring or selling Shares through a secondary market purchase, please contact your broker.
Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” through your brokerage account.
Management of the Fund
Rafferty provides investment management services to the Fund. Rafferty has been managing investment companies since 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of October 31, 2019, the Adviser had approximately $13.7 billion in assets under management.
Pursuant to an investment advisory agreement between the Trust and Rafferty, the Fund pays Rafferty the following fee at an annualized rate based on a percentage of the Fund’s average daily net assets:
Fund	Advisory Fee Charged
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Fund is included in the Fund's Annual Report for the period ended October 31, 2019.
For the fiscal year ended October 31, 2019, the Adviser received net management fees as a percentage of average daily net assets from the Fund as follows:
Direxion Shares ETF Trust Prospectus	12

Fund	Percentage
Direxion NASDAQ-100® Equal Weighted Index Shares	0.21%
Effective June 28, 2019, Rafferty has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by the Fund, has contractually agreed to pay all Fund expenses as long as it is advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses such as indemnification and litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”). An investment trading team of Rafferty employees assists the Portfolio Managers in the day-to-day management of the Fund subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of the Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Fund consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Fund, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.
The Fund's Statement of Additional Information ("SAI") provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of securities in the Fund.
Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.
other service providers
Foreside Fund Services, LLC (“Distributor”) serves as the Fund's distributor. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Fund's administrator. Bank of New York Mellon (“BNYM”) serves as the transfer agent, fund accountant, custodian and index receipt agent for the Fund. The Distributor is not affiliated with Rafferty, USBFS, or BNYM.
Distributions
Fund Distributions. The Fund pays out dividends from its net investment income, and distributes any net capital gains, if any, to its shareholders at least annually. The Fund is authorized to declare and pay capital gain distributions in additional Shares or in cash. The Fund may have extremely high portfolio turnover, which may cause it to generate significant amounts of taxable income. The Fund will generally need to distribute net short-term capital gain to satisfy certain tax requirements. As a result of the Fund's high portfolio turnover, its could need to make larger and/or more frequent distributions than traditional ETFs.
Dividend Reinvestment Service. Brokers may make the DTC book-entry dividend reinvestment service (“Reinvestment Service”) available to their customers who are shareholders of the Fund. If the Reinvestment Service is used with respect to the Fund, its distributions of both net income and capital gains will automatically be reinvested in additional and fractional Shares thereof purchased in the secondary market. Without the Reinvestment Service, investors will receive Fund distributions in cash, except as noted above under “Fund Distributions.” To determine whether the Reinvestment Service is available and whether there is a commission or other charge for using the service, consult your broker. Fund shareholders should be aware that brokers may require them to adhere to specific procedures and timetables to use the Reinvestment Service.
13	Direxion Shares ETF Trust Prospectus

Taxes
As with any investment, you should consider the tax consequences of buying, holding, and disposing of Shares. The tax information in this Prospectus is only a general summary of some important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Fund and to an investment in Shares.
Fund distributions to you and your sale of your Shares will have tax consequences to you unless you hold your Shares through a tax-exempt entity or tax-deferred retirement arrangement, such as an individual retirement account (“IRA”) or 401(k) plan.
The Fund intends to continue to qualify each taxable year for taxation as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of income dividends or capital gain distributions.
Taxes on Distributions. Dividends from the Fund’s investment company taxable income – generally, the sum of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid – will be taxable to you as ordinary income to the extent of its earnings and profits, whether they are paid in cash or reinvested in additional Shares. However, dividends the Fund pays to you that are attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be taxed to you, if you are an individual, trust, or estate and satisfy those restrictions with respect to your Shares, for federal income tax purposes, at the rates of 15% or 20% for such shareholders with taxable income exceeding certain thresholds (which will be indexed for inflation annually). A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations – subject to similar restrictions; however, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. No Fund expects to earn a significant amount of income that would qualify for those maximum rates or that deduction.
Distributions of the Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that it recognizes on sales or exchanges of capital assets (“capital gain distributions”), if any, will be taxable to you as long-term capital gains, at the maximum rates mentioned above if you are an individual, trust, or estate, regardless of your holding period for the Shares on which the distributions are paid and regardless of whether they are paid in cash or reinvested in additional Shares. The Fund’s capital gain distributions may vary considerably from one year to the next as a result of its investment activities and cash flows and the performance of the markets in which it invests. No Fund expects to earn a significant amount of net capital gain.
Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, first will reduce your adjusted tax basis in your Shares in the Fund and, after that basis is reduced to zero, will constitute capital gain. That capital gain will be long-term capital gain, and thus will be taxed at the maximum rates mentioned above if you are an individual, trust, or estate if the distributions are attributable to Shares you held for more than one year.
Investors should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Shares shortly before the record date therefor, they will pay full price for the Shares and receive some part of the purchase price back as a taxable distribution even though it represents a partial return of invested capital.
In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.
Because of the possibility of high portfolio turnover, the Fund may generate significant amounts of taxable income. Accordingly, the Fund may need to make larger and/or more frequent distributions than traditional unleveraged ETFs. A substantial portion of that income typically will be short-term capital gain, which will generally be treated as ordinary income when distributed to shareholders.
Fund distributions to tax-deferred or qualified plans, such as an IRA, retirement plan or pension plan, generally will not be taxable. However, distributions from such plans will be taxable to the individual participant notwithstanding the character of the income earned by the qualified plan. Please consult a tax adviser for a more complete explanation of the federal, state, local and foreign tax consequences of investing in the Fund through such a plan.
Taxes When Shares are Sold. Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year, taxable at the maximum rates (15% or 20%) mentioned above if you are an individual, trust, or
Direxion Shares ETF Trust Prospectus	14

estate; otherwise, the gain will be treated as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of capital gain distributions, if any, received with respect to those Shares. In addition, all or a portion of any loss recognized on a sale or exchange of Shares of the Fund will be disallowed to the extent other Shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of the sale or exchange; in that event, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.
Holders of Creation Units. A person who purchases Shares of the Fund by exchanging securities for a Creation Unit generally will recognize capital gain or loss equal to the difference between the market value of the Creation Unit and the person’s aggregate basis in the exchanged securities, adjusted for any Balancing Amount paid or received. A shareholder who redeems a Creation Unit generally will recognize gain or loss to the same extent and in the same manner as described in the immediately preceding paragraph.
Miscellaneous. Backup Withholding. The Fund must withhold and remit to the U.S. Treasury 24% of dividends and capital gain distributions otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the social security or other taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
Additional Tax. An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions the Fund pays and net gains realized on the sale or redemption of Shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Basis Determination. A shareholder who wants to use the average basis method for determining basis in Shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different IRS-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Fund shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.
You may also be subject to state and local taxes on Fund distributions and dispositions of Shares.
Non-U.S. Shareholders. “A “non-U.S. shareholder” is an investor that, for federal tax purposes, is a nonresident alien individual, a foreign corporation or a foreign estate or trust. Except where discussed otherwise, the following disclosure assumes that a non-U.S. shareholder’s ownership of Shares is not effectively connected with a trade or business conducted by such non-U.S. shareholder in the United States and does not address non-U.S. shareholders who are present in the United States for 183 days or more during the taxable year. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
Withholding. Dividends paid by the Fund to non-U.S. shareholders will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income (other than “qualified interest income” or “qualified short-term capital gains,” as described below). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation’s earnings and profits attributable to such dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. See the discussion of backup withholding under “Miscellaneous” above.
Exemptions from Withholding. In general, federal income tax will not apply to gain realized on the sale or other disposition of Shares or to any Fund distributions reported as capital gain dividends, short-term capital gain dividends, or interest-related dividends.
“Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” the Fund realizes (generally, the excess of the Fund’s net short-term capital gain over long-term capital loss for a taxable year, computed with certain adjustments). “Interest-related dividends” are dividends that are attributable to “qualified net interest income” from U.S. sources. Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as short-term capital gain dividends and interest-related dividends and/or treat such dividends, in whole or in part, as ineligible
15	Direxion Shares ETF Trust Prospectus

for this exemption from withholding. To qualify for the exemption, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as a short-term capital gain dividend or an interest-related dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. As discussed more fully in the Fund's SAI under “Taxes,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. Non-U.S. shareholders should consult their own tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.
More information about taxes is available in the Fund's SAI.
Additional Information
The Trust enters into contractual arrangements with various parties, which may include, among others, the Fund's investment adviser, custodian, and transfer agent, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index Licensors
NASDAQ Index. The NASDAQ-100® Equal WeightedSM Index is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Direxion NASDAQ-100® Equal Weighted Shares. The Corporations make no representation or warranty, express or implied to the owners of the Direxion NASDAQ-100® Equal Weighted Shares or any member of the public regarding the advisability of investing in securities generally or in the Direxion NASDAQ-100® Equal Weighted Shares particularly, or the ability of the NASDAQ-100® Equal WeightedSM Index to track general stock market performance. The Corporations’ only relationship to Rafferty Asset Management, LLC (“Licensee”) is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX®, and NASDAQ-100® Equal WeightedSM Index, Index registered trademarks, and certain trade names and service marks of the Corporations and the use of the NASDAQ-100® Equal WeightedSM Indexwhich is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Direxion NASDAQ-100® Equal Weighted Shares. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Direxion NASDAQ-100® Equal Weighted Shares into consideration in determining, composing or calculating the NASDAQ-100® Equal WeightedSM Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Direxion NASDAQ-100® Equal Weighted Shares to be issued or in the determination or calculation of the equation by which the Direxion NASDAQ-100® Equal Weighted Shares is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Direxion NASDAQ-100® Equal Weighted Shares.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100® EQUAL WEIGHTED INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE DIREXION NASDAQ-100® EQUAL WEIGHTED SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100® EQUAL WEIGHTED INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® EQUAL WEIGHTED INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO
Direxion Shares ETF Trust Prospectus	16

EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
17	Direxion Shares ETF Trust Prospectus

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of the Fund for the periods indicated. The information set forth below was audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, is included in the Annual shareholder report, which is available upon request and incorporated by reference into the Fund's SAI. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Year Ended October 31, 2019	$43.27	$0.39	$0.39	$8.04	$8.43	($ 0.38)	$ –	$ –	$(0.38)	$51.32
For the Year Ended October 31, 2018	$41.90	0.31	0.31	1.37	1.68	(0.31)	–	–	(0.31)	$43.27
For the Year Ended October 31, 2017	$33.44	0.28	0.28	8.44	8.72	(0.26)	–	–	(0.26)	$41.90
For the Year Ended October 31, 2016	$32.60	0.35	0.35	0.83	1.18	(0.34)	–	–	(0.34)	$33.44
For the Year Ended October 31, 2015	$30.69	0.30	0.30	1.90	2.20	(0.29)	–	–	(0.29)	$32.60
Direxion Shares ETF Trust Prospectus	18

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[5]						Portfolio Turnover Rate[7]
	Total Return[4]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Year Ended October 31, 2019	19.59%	$215,563	0.35%	0.44%	0.82%	0.35%	0.44%	0.82%	28%
For the Year Ended October 31, 2018	3.98%	$179,574	0.35%	0.49%	0.68%	0.35%	0.49%	0.68%	27%
For the Year Ended October 31, 2017	26.16%	$144,561	0.35%	0.52%	0.73%	0.35%	0.52%	0.73%	31%
For the Year Ended October 31, 2016	3.68%	$ 83,589	0.35%	0.55%	1.11%	0.35%	0.55%	1.11%	35%
For the Year Ended October 31, 2015	7.16%	$ 84,744	0.35%	0.52%	0.91%	0.35%	0.52%	0.91%	50%
[1]	Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.
[3]	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.
[4]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.
[5]	For periods less than a year, these ratios are annualized.
[6]	Net expenses include effects of any reimbursement/waiver or recoupment.
[7]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.
19	Direxion Shares ETF Trust Prospectus

Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
More Information on the Direxion Shares ETF Trust
Statement of Additional Information (“SAI”):
The Fund's SAI contains more information on the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Fund's reports will provide additional information on the Fund's investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Fund's performance during that period.
To Obtain the SAI or Fund Reports Free of Charge:
Write to:	Direxion Shares ETF Trust
1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
Reports and other information about the Fund may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File Number: 811-22201

Direxion Shares ETF Trust
Statement of Additional Information
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
Direxion NASDAQ-100® Equal Weighted Index Shares (QQQE)
The Direxion Shares ETF Trust (“Trust”) is an investment company that offers shares of a variety of exchange-traded funds, including the Direxion NASDAQ-100® Equal Weighted Index Shares (the “Fund”) to the public. Shares of the Fund offered in this Statement of Additional Information (“SAI”) are listed and traded on the NYSE Arca, Inc.
There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. No single Fund is a complete investment program.
This SAI, dated February 28, 2020, is not a prospectus. It should be read in conjunction with the Fund's prospectus dated February 28, 2020 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.
February 28, 2020

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Direxion Shares ETF Trust
The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 124 separate series or “Funds.”
The Fund seeks to provide investment results, before fees and expenses, which correspond to the performance of NASDAQ-100® Equal Weighted Index (the "Index").
Shares of the Fund (“Shares”) are issued and redeemed at net asset value per share (“NAV”) only in large blocks called “Creation Units.” The Shares offered in this SAI are listed and traded on the NYSE Arca, Inc. (the “Exchange”).
Creation Units are issued and redeemed in-kind for securities and an amount of cash or entirely cash, in each case at the discretion of Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”). Shares cannot be purchased from, and are not redeemable securities of, the Fund, except when aggregated in Creation Units. Therefore, most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded shares. Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the “Purchases and Redemptions” section below.
There is no assurance that the Fund will achieve its objective and an investment in the Fund could lose money. The Fund is not a complete investment program.
Classification of the Fund
The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. The Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value ("NAV") may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.
Exchange Listing and Trading
The Shares are listed and traded on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) the value of the Index is no longer calculated or available; (iii) the Index no longer meets various liquidity and other metrics as required by the Exchange’s continued listing standards; or (iv)such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of such Fund.
As is the case with other publicly listed securities, when Shares of the Fund are bought or sold through a broker, an investor may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.
The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Rafferty may, from time to time, make payments to certain market makers in the Trust’s shares pursuant to an Exchange authorized program.
In order to provide additional information regarding the value of Shares of the Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for the Fund. The Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of the Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, nor responsible for, the calculation or dissemination of the IOPV and make no representations or warranty as to its accuracy.
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Investment Policies and Techniques
The Fund seeks investment results, before fees and expenses, that track the performance of the NASDAQ-100® Equal-Weighted Index (the “Index”).
The Fund’s investment objective is a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval.
Subject to the limitations described in the “Investment Restrictions” section, the Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund’s investment objective.
This section provides a description of the securities in which the Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in an exchange-traded fund ("ETF") is that its returns will fluctuate and you could lose money.
Asset-Backed Securities
The Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Bank Obligations
Money Market Instruments. The Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Fund’s ability to resell when it deems advisable to do so.
The Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.
Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. The Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.
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Corporate Debt Securities
The Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The Fund may also invest in unrated securities.
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance.
On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Also in 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
The Federal Reserve Bank of New York began publishing SOFR in April 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress.
Various financial industry groups have begun planning for the transition from LIBOR to SOFR (or another new benchmark), but there are obstacles to converting certain longer term securities and transactions. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Among other negative consequences, the transition away from LIBOR could:
•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives in which the Fund may invest;
•	Require extensive negotiations of and/or amendments to agreements and other documentation governing LIBOR-linked investments products;
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•	Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fall back” provisions that provide for an alternative reference rate in the event of LIBOR’s unavailability; or
•	Cause the Fund to incur additional costs in relation to any of the above factors.
The risks associated with the above factors are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market and the depth of the market for investments based on alternative reference rates. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Equity Securities
Common Stocks. The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. The Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, the Fund may invest in the lowest credit rating category.
Preferred Stock. The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Fund may invest in the lowest credit rating category.
Warrants and Rights. The Fund may purchase warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Foreign Securities
The Fund may have both direct and indirect exposure to foreign securities through investments in publicly traded securities such as stocks and bonds, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of the imposition of exchange controls. The prices of such securities may be more volatile than those of U.S. securities. There maybe also be the possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty obtaining and enforcing judgments against foreign entities
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or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting currencies in connection with purchases and sales of foreign securities.
Non-U.S. stocks markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, the Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to the Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause the Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchanges rates may also affect the earning power and asset value of the foreign entity issuing a security, even on denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing, but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Asia-Pacific Countries. In addition to the risks associated with foreign and emerging markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks. The Fund may make substantial investments in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well-capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the
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corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect the Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation, a rising unemployment rate, and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption. For example, the Brazilian Federal Police conducted a criminal investigation into corruption allegations, known as Operation Car Wash, which led to charges against high level politicians and corporate executives and resulted in substantial fines for some of Brazil’s largest companies. This has had a widespread political and economic impact and may continue to affect negatively the country and the reputation of Brazilian companies connected with the investigation, and therefore, the trading price of securities issued by those companies. While the economy of Brazil has enjoyed substantial economic growth in recent years, there can be no guarantee that this growth will continue.
China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; (vii) differences in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers; and (viii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism.
For over three decades, the Chinese government has been reforming economic and market practice and has been providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possible return to the completely centrally planned economy that existed prior to 1978. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to
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directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. These and other factors may decrease the value and liquidity of the Fund's investments. The Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration of global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market.
There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with significant operations in China as well as PCAOB-registered auditing firms in China. Currently, the SEC and PCAOB are only able to get limited information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China. These restrictions may result in the unavailability of material information about the Chinese issuers.
In January 2020, in response to the ongoing “trade war,” the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time.
China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted other than through licenses granted by the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses. Each license permits investment in A-shares only up to a specified quota.
Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The nature and duration of such a market disruption or the impact that it may have on the A-Share market are unknown. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.
The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a Fund’s intended scope of investment.
The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.
Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, the Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although the Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict the Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment
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in A-shares through Stock Connect may subject the Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading.
Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the EU (referred to as “Brexit”). The referendum introduced significant uncertainties and instability in the financial markets as the UK negotiated its exit from the EU. The UK officially left the EU on January 31, 2020, with a transitional period set to end on December 31, 2020. During this period, the UK effectively remains in the EU’s custom union and single market and continues to obey EU rules. However, the UK is no longer part of the political institutions. The effects of Brexit will depend on any agreement the UK makes to retain access to the EU Common Market either during the transitional period or more permanently and whether the UK enters into any trade deals with other countries, such as the United States. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may negatively affect the City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit would likely create additional economic stresses for the UK, including the potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment.
Brexit may also have a destabilizing impact on the EU to the extent that other member states similarly seek to withdraw from the EU. Any further exits from the EU would likely cause additional market disruptions globally and introduce new legal and regulatory uncertainties.
India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by the Fund. The securities markets in India are comparatively underdeveloped with some exceptions and consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. The limited liquidity of
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the Indian securities market may also affect the Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track the Index.
The Indian government exercises significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objectives of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss for the Fund.
Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in Indian companies. Foreign investors in India still face burdensome taxes on investments in income producing securities.
While the Indian economy has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, the Fund’s holdings are expected to experience correlated fluctuations. Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy. Agriculture occupies a prominent position in the Indian economy, therefore, it may be negatively affected by adverse weather conditions and the effects of global climate change. These and other factors may decrease the value and liquidity of the Fund's investments.
Italy. Investment in Italian issuers involves risks that are specific to Italy, including, regulatory, political, currency, and economic risks. Italy’s economy is dependent upon external trade with other economies—specifically Germany, France and other Western European developed countries. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the EU and could potentially lead to default. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. Italy has been warned by the Economic and Monetary Union of the EU to reduce its public spending and debt and actions by Italy to cut spending or increase taxes in response could have significant adverse effects on the Italian economy. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating and could decrease outside investment in Italian companies. High amounts of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.
Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. In December 2019, Japan’s government approved a fiscal stimulus package of nearly $120 billion in order to stimulate its slowing economy, which has been negatively affected by decreased demand from China and by recent political conflicts with South Korea. Japan is heavily dependent on exports and foreign oil and may be adversely affected by higher commodity prices, trade tariffs, protectionist measures, competition from emerging economies, and the economic conditions of its trading partners, such as China. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. The risks of natural disaster of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor markets may negatively impact Japan’s economic competitiveness.
South Korea. South Korean investments may be significantly affected by events influencing its economy, which is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international
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commodity prices, currency exchanges rates and government regulation, and vulnerable to downturns of the world economy, particularly with respects to its four largest export markets (the EU, Japan, United States, and China). South Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. The South Korean economy’s long-term challenges include an aging population, inflexible labor market, and overdependence on exports to drive economic growth. Relations with North Korea could also have as significant impact on the economy of South Korea. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Armed conflict between North Korea and South Korea could have a severe adverse impact on the South Korean economy and its securities markets.
Latin America. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. The governments of certain countries in Latin America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Latin America. Some countries in Latin America may be affected by public corruption and crime, including organized crime. Certain countries in Latin America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Latin America in which a Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund may be adversely affected if it invests in such issuers. Certain Latin American countries may also have managed currencies, which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. Dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Mexico. Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, and economic risks. In the past, Mexico has experienced high interest rates, economic volatility, significant devaluation of its currency (the peso), and high unemployment rates. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Additionally, a high level of foreign investment in Mexican assets may increase Mexico’s exposure to risks associated with changes in international investor sentiment. In 2018, the United States, Mexico and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces the current North American Free Trade Agreement among the three countries. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canada Parliament for implementation. The adoption of USMCA may have a significant impact on Mexico’s economy and, consequently, the value of the securities held by a Fund.
The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic component of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. Because commodities such as oil and gas, minerals and metals represent a large portion of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. Mexico’s economy has also become increasingly manufacturing-oriented. Because Mexico’s top export is automotive vehicles, its economy is strongly tied to the U.S. automotive market, and changes to certain segments in the U.S. market could have an impact on the Mexican economy. The automotive industry and other industrial products can be highly cyclical, and companies in these industries may suffer periodic operating losses. These industries can also be significantly affected by labor relations and fluctuating component prices. The agricultural and mining sectors of Mexico’s economy also account for a large portion of its exports, and Mexico is susceptible to fluctuations in the price and demand for agricultural products and natural resources. In addition, Mexico has privatized or has begun the process of privatization of certain entities and industries, and some investors have suffered losses due to the inability of the newly privatized entities to adjust to a competitive environment and changing regulatory standards.
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Mexico has been destabilized by local insurrections, social upheavals and drug-related violence. Additionally, violence near border areas, border-related political disputes, and other social upheaval may lead to strained international relations. Mexico has also experienced contentious and very closely decided elections. Changes in political parties and other political events may affect the economy and contribute to additional instability. Recurrence of these or similar conditions may adversely impact the Mexican economy.
Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political, economic, and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western business investment continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to the Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund.
As a result of continuing political tensions and armed conflicts, including the conflict between Ukraine and Russia, the United States and the EU imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s investments.
Depositary Receipts
To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depository receipts are receipts, typically issued by a financial institution, with evidence of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S. the Fund may avoid certain risks related to investing in foreign securities in non-U.S. markets, however, ADRs do not eliminate all risks inherent in investing in the securities of foreign issuers.
EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities, in which the Fund may invest. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently
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is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.
Foreign Currencies
The Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.
The value of the Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that the Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.
Currency Transactions. The Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Fund also enters into forward currency contracts. See “Futures Contracts, Options, and Other Derivative Strategies” section below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, the Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security.
The Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument
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denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
The Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
The Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that the Fund may have to limit its currency transactions to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). See “Dividends, Other Distributions and Taxes.”
The Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a commodity pool operator (“CPO”).
At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
Since the Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although the Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.
Risks of currency forward contracts. The successful use of these transactions will usually depend on the Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While the Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and
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the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Foreign Currency Options. The Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
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Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Hybrid Instruments
The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Illiquid Investments and Restricted Securities
The Fund may purchase and hold illiquid investments. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid.
The term “illiquid investments” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Rafferty, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, Rafferty will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.
The Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”), or Rafferty, under Board-approved guidelines, has determined are liquid. The Fund currently does not anticipate investing in such restricted
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securities. However, to the extent that the Fund does invest in such restricted securities, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund could adversely affect the marketability of such portfolio securities, and the Fund may be unable to dispose of such securities promptly or at reasonable prices.
Indexed Securities
The Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.
Inflation Protected Securities
Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. The Fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where the Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, the Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
Junk Bonds
The Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”
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Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.
Mortgage-Backed Securities
The Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by FHLMC are guaranteed as to timely payment of principal and interest only by FHLMC.
The Federal Housing Finance Agency (“FHFA”) mandated that Fannie Mae® and Freddie Mac® cease issuing their own mortgage-backed securities and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS" in 2019. Each UMBS has a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. The Fund will only invest in SMBS issued by Ginnie Mae®, which are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. The Fund will only invest in SMBS whose Mortgage Assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying
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Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily, or entirely, of principal payments generally is unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-sponsored entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Municipal Obligations
The Fund may invest in municipal obligations. Municipal securities are fixed-income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax exempt securities are generally classified by their source of payment. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable the Fund to demand payment from the issuer or a financial intermediary on short notice.
Futures Contracts, Options, and Other Derivative Strategies
Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (“reference assets”) and may relate to stocks bonds, interest rates, credit currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain long or short exposure to the value of a reference asset without actually owning or selling the instrument. Examples of derivative instruments include futures contracts, swap agreements, options, options on futures contracts and forward currently contracts.
The Fund may enter into derivatives instruments which may include futures contracts, forward contracts, options on currencies, commodities, indices, or futures contracts and swaps which provide long and short exposure to reference assets. Derivatives may be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests in non-derivative instruments. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
The use of derivative instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition, the Fund’s ability to use derivative instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”
Under current CFTC regulations, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Pursuant to an exemption filed with the National Futures Association, the Fund is not deemed to be a commodity pool under the Commodity Exchange Act ("CEA").
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The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Fund’s ability to engage in derivative transactions and/or increase the costs of such derivative transactions such that the Fund may be unable to implement its investment strategy.
In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with derivative instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivative instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
Special Risks. The use of derivative instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular derivative instruments are described in the sections that follow.
(1) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(2) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.
(3) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.
Cover. Transactions using derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, the Bank of New York Mellon ("BNYM"), in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Futures Contracts. The Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts as a substitute for a comparable market position in the underlying security or index, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.
Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.
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The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Certain futures contracts are cash-settled, meaning the futures contract obligates the seller to deliver (and purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
Whether the Fund realizes a gain/loss from futures activities depends generally upon the movements in the underlying reference asset (generally a commodity, currency, security or index). The extent of the Fund’s loss from an unhedged short position in a futures contract is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment.
Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts. The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to, or greater than, the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.
Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. The Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
A purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract. There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available
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funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.
Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.
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Forward Contracts. The Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® and other exchanges, as well as the OTC markets.
By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.
If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Composite Stock Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Fund may buy or sell.
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Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options on Futures Contracts. When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade.
Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If the Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Options on Futures Contracts. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position
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would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Caps, Floors and Collars
The Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always, a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially, or entirely, offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. The Fund may be both a buyer and seller of these instruments. In addition, the Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Fund may vary from the typical examples described here.
Swap Agreements
The Fund may enter into swap and other derivatives to obtain exposure to an underlying asset without actually purchasing such asset. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on, or increase/decrease, in value of a particular dollar amount invested in a “basket” of securities representing a particular index or an ETF representing a particular index or group of securities.
The Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, the Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. The Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator would decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if the Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, the Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, Rafferty may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used only swaps on the underlying index. Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps.
Common Types of Swaps
The Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset
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is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. For example, the Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease the Fund’s exposure to long- or short-term interest rates. For example, the Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.
Other Financial Instruments. Other forms of swaps that the Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Mechanics of Swaps
Payments. Most swaps entered into by the Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. The Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. The Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
Counterparty Credit Risk. The Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless Rafferty believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the swaps, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because, in a cleared swap, a clearing organization becomes substituted for each counterparty to a cleared swap. The clearing organization takes on the obligations of each side of the swap and the Fund would only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund. Upon entering into a cleared swap, the Fund may be required to deposit with its futures commission merchant an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the clearing organization that clears the trade). This amount is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to the Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the subsequent payments. The subsequent payment also includes the daily portion of the periodic payment stream.
Termination and Default Risk. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Swap Regulation
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While the Fund is not directly subject to these requirements, where the Fund’s
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counterparty is subject to the requirements, uncleared swaps between the Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what the Fund would agree with its counterparty in the absence of such regulation. In all events, where the Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the Fund is in default on its obligations to the swap counterparty.
In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial collateral rules do not apply to the Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and it is possible that in the future, the rules could apply to the Fund. In the event that the rules apply, they would impose significant costs on the Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Rafferty’s ability to manage the Fund, may impair the Fund’s ability to achieve its investment objective and/or may result in reduced returns to the Fund’s investors.
Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution f standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.
Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.
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In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by the Fund or may be received by the Fund in accordance with collateral controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional amounts to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If the Fund has a loss of less than the collateral amount, the excess collateral is returned to the Fund. If the Fund has a gain, the full collateral amount and the amount of the gain is paid to the Fund.
Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to correctly predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.
Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s swap transactions. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of the Fund’s identity as intended. Certain IRS positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.
Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement
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would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for the Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by the Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional collateral requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain requirements on uncleared swaps in the near future, which are likely to impose higher collateral requirements on uncleared swaps.
Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.
Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher collateral requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.
Other Investment Companies
The Fund may invest in the securities of other investment companies, including open- and closed-end funds and ETFs. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations.
The Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock.
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Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) and (B) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. If the Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Also, to the extent that an ETF has exemptive relief under Section 12(d)(1)(J), the Fund may rely on that exemptive relief to exceed the limits imposed by Section 12(d)(1)(A).
Shares of another investment company or ETF that has received exemptive relief from the SEC to permit other funds to invest in its shares without these limitations are excluded from such restrictions to the extent that the Fund has complied with the requirements of such orders. To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.
Exchange-Traded Products. The Fund may invest in Exchange Traded Products (“ETPs”), which include ETFs, partnerships, commodity pools or trusts that are bought and sold on a securities exchange. ETPs and ETNs trade like stocks on a securities exchange at market price rather than NAV and, as a result, ETP and ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund may also invest in exchange-traded notes (“ETNs”), which are structured debt securities, whereby the issuer of the ETN promises to pay ETN holders the return on an index or market segment over a certain period of time and then return the principal of the investment at maturity. Whereas ETPs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Therefore, ETNs are subject to the credit risk of the issuer of the ETN, which is different than other ETPs. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Most ETPs and ETNs are designed to track a particular market segment or index, although an ETP or ETN may be actively managed. ETPs and ETNs share expenses associated with their operation, typically including advisory fees and other management expenses. When the Fund invests in an ETP or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETP’s or ETN’s expenses. ETPs and ETNs trade like stocks on a securities exchange at market prices rather than NAV and as a result ETP or ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The risks of owning an ETP or ETN generally reflect the risks of owning the underlying securities the ETP or ETN is designed to track, although lack of liquidity in an ETP or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETP or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETP or ETN.
Additionally, a Fund may invest in swap agreements referencing ETFs. If a Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the same index as a Fund.
Money Market Funds. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In October 2016, the SEC implemented amendments to money market fund regulations (“Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also implemented additional diversification, stress testing, and disclosure measures. The Amendments represented significant departures from the traditional operation of money market funds. Any impact on the trading and value of money market instruments may negatively affect the Fund’s yield and return potential.
Passive Investment Risk
The Fund is not actively managed and Rafferty does not attempt to take defensive positions under any market conditions, including declining markets.
Real Estate Companies
The Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or have at least 50% of their respective assets in such real estate. Such investments
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include common stocks (including real estate investment trust shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.
Real Estate Investment Trusts (“REITs”)
The Fund may make investments in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Repurchase Agreements
The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, the Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. The Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.
The Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.
Reverse Repurchase Agreements
The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.
Securities Lending
The Fund may lend portfolio securities to certain borrowers that Rafferty determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned, marked to market daily. Borrowers continuously secure their obligations to return securities on loan from the Fund by depositing any combination of short-term U.S. government securities and cash as collateral with the Fund. No securities loan will be made on behalf of the Fund if, as a result, the aggregate value of all securities loaned by the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received) or such lower limit as set by Rafferty or the Board. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The
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Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. A Fund may also receive such fees on “special” loans that are cash-collateralized. Any cash collateral may be reinvested in money market funds. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee. However, such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return of cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund could experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its investment of cash collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund while its securities are loaned out will not be considered qualified dividend income.
Short Sales
The Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund will also incur transactions costs when conducting short sales.
Until the Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.
The Fund will incur a loss as a result of a short sales or short exposure to reference assets utilizing derivatives if the price of the security or reference asset increases between the date of the short sale or exposure and the date on which the Fund replaces the borrowed security or terminates the derivatives providing short exposure. The Fund will realize a gain if the price of a security or reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale or derivatives that provide short exposure.
U.S. Government Securities
The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of the Fund’s
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portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities. U.S. government securities include U.S. Treasury obligations, which includes U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury obligations are backed by the full faith and credit of the United States.
U.S. government securities also include obligations issued by U.S. government agencies and instrumentalities (“GSEs”) that are backed by the full faith and credit of the U.S. government (such as securities issued or guaranteed by the Federal Housing Administration, Ginnie Mae®, the Export-Import Bank of the United States, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration).
Also, U.S. government securities include securities that are guaranteed by U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government (such as Fannie Mae®, Freddie Mac®, or the Federal Home Loan Banks). These U.S. government-sponsored entities, although chartered and sponsored by the U.S. Congress, are not guaranteed, nor insured, by the U.S. government. They are supported only by the credit of the issuing agency, instrumentality or corporation.
Since 2008, Fannie Mae® and Freddie Mac® have been in conservatorship and have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. The MBS purchase programs technically ended in 2010 but the U.S. Treasury has continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012 and other governmental entities have provided significant support to Fannie Mae® and Freddie Mac®. There is no guarantee, however, that they will continue to do so. An FHFA stress test suggested that in a “severely adverse scenario” additional Treasury support of between $42.1 billion and $77.6 billion (depending on the treatment of deferred tax assets) might be required. Since then Congress has permanently reduced the corporate income tax rate from 35% to 21% starting January 1, 2018. This reduction could cause a substantial net loss and net worth deficit for the year in which the legislation is enacted. Should they experience such a net worth deficit, they could be required to draw additional funds from the U.S. Treasury to avoid being placed in receivership. Accordingly, no assurance can be given that Fannie Mae® and Freddie Mac® will remain successful in meeting their obligations with respect to the debt and MBSs that they issue.
In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Nevertheless, discussions among policymakers have continued as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. In September 2019, the U.S. Treasury released its plan to reform the housing finance system, which includes reforms to Fannie Mae® and Freddie Mac®. The impact of these reforms are not yet known. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations related to certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Congress is currently considering several pieces of legislation that would reform GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.
U.S. Government Sponsored Enterprises (“GSEs”)
GSE securities are securities issued by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae® and Freddie Mac®, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.
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When-Issued Securities
The Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. The Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. The Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If the Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to the Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.
Zero-Coupon, Payment-In-Kind and Strip Securities
The Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.
An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause the Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, the Fund could be required at times to liquidate other investments to satisfy distribution requirements.
The Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.
Other Investment Risks and Practices
Borrowing. The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Fund’s NAV and on the Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for shareholders will be reduced.
The Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.
As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.
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Under current pronouncements, certain obligations under futures contracts, forward contracts and swap agreements to the extent that the “covers” its obligations as discussed in the “Futures Contracts, Options, and Other Derivatives Strategies” section will not be considered a “senior security” and, therefore, will not be subject to the 300% asset coverage requirements otherwise applicable to borrowings.
Portfolio Turnover. The Trust anticipates that the Fund’s annual portfolio turnover will vary. The Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose terms-to-maturity at the time of acquisition were less than 397 days, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have remaining terms-to-maturity of less than 397 days. In any given period, all of the Fund’s investments may have remaining terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero. However, the Fund’s portfolio turnover rate calculated with all securities whose terms-to-maturity were less than 397 days is anticipated to be unusually high.
High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund’s shareholders resulting from its distributions of increased net capital gains, if any, recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Correlation and Tracking Risk
Several factors may affect the Fund's ability to track the performance of the Index. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) less than all of the securities in the Index being held by the Fund and securities not included in the Index being held by the Fund; (3) an imperfect correlation between the performance of instruments held by the Fund, such as other investment companies, including ETFs, futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads; (5) the Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform the Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; disruptions and illiquidity in the markets for securities or derivatives held by the Fund.
While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, the Fund’s short-term performance will reflect such deviation from the Index. The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
Cybersecurity Risk
Since the use of technology has become more prevalent in the course of business, the Fund may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or a Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Fund. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or the Adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause the Fund to violate applicable privacy and other laws. The Fund's service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cybersecurity systems of the issuers of securities in which the Fund invests or the Fund's third party service providers (including the Fund's transfer agent and custodian).
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Investment Restrictions
The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders’ meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays), or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.
The Fund may not:
1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
5.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.
6.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.
7.	Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. However, the Fund will only concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.
Portfolio Transactions and Brokerage
Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.
In effecting portfolio transactions for the Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the Index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Fund believes that the requirement to always seek the lowest possible commission cost could impede effective portfolio management and preclude
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the Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.
Rafferty may use research and services provided to it by brokers in servicing the Fund; however, not all such services may be used by Rafferty in connection with the Fund. While the receipt of such information and services is useful in varying degrees and may reduce the amount of research or services otherwise provided to the Fund by Rafferty, the receipt of such information and these services does not reduce the investment advisory fee paid by the Fund.
Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
Aggregate brokerage commissions paid by the Fund for the fiscal periods shown are set forth in the table below:
Direxion NASDAQ-100® Equal Weighted Index Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$17,194
Year Ended October 31, 2018	$12,896
Year Ended October 31, 2017	$12,026
Portfolio Holdings Information
The Fund’s portfolio holdings are disclosed on the Fund's website at www.direxion.com each day the Fund is open for business. In addition, disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
The portfolio composition file (“PCF”), which contains portfolio holdings information, and the IOPV, which contains certain pricing information related to the Fund’s portfolio holdings, are also made available daily, including to the Fund's service providers to facilitate the provision of services to the Fund and to certain other entities as necessary for transactions in Creation Units. Such entities include: (i) National Securities Clearing Corporation (“NSCC”) members; (ii) subscribers to various fee-based services, including entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Fund in the secondary market; (iii) investors that have entered into an “Authorized Participant Agreement” with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”); and (iv) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management including personnel of the Adviser and the Fund's distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
In addition, the Fund's Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the nonpublic information. In this regard, from time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request such information. The CCO shall report any disclosures made pursuant to this exception to the Board.
Management of the Trust
The Board of Trustees
The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.
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Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. Rafferty, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees.”) The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.
The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Fund. In addition, under the general oversight of the Board, Rafferty and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Fund's investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund's compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.
The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund's compliance program.
Board Structure and Related Matters
Independent Trustees constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Fund's independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of series overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of series in the complex.
The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 124 portfolios within the Trust, 14 portfolios within the Direxion Funds and no portfolios within the Direxion Insurance Trust. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Funds and the Direxion Insurance Trust.
The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.
The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Funds and Direxion Insurance Trust, the other registered investment companies in the Direxion mutual fund complex. Rafferty is also the sole owner of Direxion Advisors, LLC ("Direxion"), investment adviser to certain series of the Trust. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019.
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Interested Trustee
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 51	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	138	None.
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	138	None.
John A. Weisser Age: 78	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	138	Director until December 2016: The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	138	None.
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	138	None.
Henry W. Mulholland Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	138	None.
Kathleen M. Berkery(3) Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010-2017 as Financial Advisor	138	None.
(1)	Mr. O’Neill is affiliated with Rafferty and Direxion because he owns a beneficial interest in Rafferty.
(2)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
(3)	Ms. Berkery was elected as a Trustee on November 26, 2019.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty and Direxion. Mr. O’Neill was the Managing Director of Rafferty from 1999 through January 2019 and Managing Director of Direxion from its inception in November 2017 through January 2019.
Gerald E. Shanley III: Mr. Shanley has extensive audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.
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John A. Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.
David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.
Jacob C. Gaffey: Mr. Gaffey has extensive experience with providing investment banking and valuation services to various companies. Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.
Henry W. Mulholland: Mr. Mulholland has extensive experience with equity trading, risk management, equity market structure as well as managing regulatory and compliance matters.
Kathleen M. Berkery: Ms. Berkery has extensive experience with estate planning, estate administration, fiduciary income taxation, financial planning, finance, as well as business sales and development, and marketing.
Board Committees
The Trust has an Audit Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey, and Mulholland and Ms. Berkery. The members of the Audit Committee are Independent Trustees. The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met three times during the Trust’s most recent fiscal year.
The Trust also has a Nominating and Governance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery, each of whom is an Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to the Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met four times during the Trust’s most recent fiscal year.
The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery. The members of the Qualified Legal Compliance Committee are Independent Trustees of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:
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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007-April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 46	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 43	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011	General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.
				N/A	N/A
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The following table shows the amount of equity securities owned in the Fund and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2019:
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Dollar Range of Equity Securities Owned:	Interested Trustee:	Independent Trustees:
	Daniel D. O’Neill	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey	Henry W. Mulholland	Kathleen M. Berkery
Direxion NASDAQ-100® Equal Weighted Index Shares	$0	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000	$0	$1-$10,000	$0	$0	$0	$0
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The Trust’s Trust Instrument provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
No officer, director or employee of Rafferty receives any compensation from the Fund for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended October 31, 2019:
Name of Person, Position	Aggregate Compensation From the Trust(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustee
Daniel D. O’Neill	$0	$0	$0	$0
Independent Trustees
Gerald E. Shanley III	$100,000	$0	$0	$133,333
John A. Weisser	$100,000	$0	$0	$133,333
David L. Driscoll	$100,000	$0	$0	$133,333
Jacob C. Gaffey	$100,000	$0	$0	$133,333
Henry W. Mulholland	$100,000	$0	$0	$133,333
Kathleen M. Berkery(3)	$0	$0	$0	$0
(1)
Trustee compensation is allocated across the operational Funds of the Trust based on the proportion of the Fund’s net assets to the total net assets of the operational Funds of the Trust.
(2)
For the fiscal year ended October 31, 2019, Trustees’ fees and expenses in the amount of $500,000 were incurred by the Trust.
(3)
Ms. Berkery was elected to the Board of Trustees on November 26, 2019 and therefore did not receive any compensation from the Direxion Family of Investment Companies for the fiscal year ended October 31, 2019.
Principal Shareholders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.
As of February 1, 2020, the following shareholders were considered to be either a principal shareholder or control person of the Fund:
Direxion NASDAQ-100® Equal Weighted Index Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	The Charles Schwab Corporation	DE	47.94%	Record
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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	10.34%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	7.04%	Record
In addition, as of February 1, 2020, the Trustees and Officers as a group owned less than 1% of the outstanding shares of the Fund.
Investment Adviser
Rafferty, 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019, provides investment advice to the Fund. Rafferty was organized as a New York limited liability company in June 1997. Michael Rafferty and Kathleen Rafferty Hay control Rafferty through their ownership in Rafferty Holdings, LLC and Daniel D. O’Neill controls Rafferty through his ownership in Minakian Partners, LLC.
Under an Investment Advisory Agreement (“Advisory Agreement”) between Rafferty and the Trust, on behalf of the Fund dated August 13, 2008, Rafferty provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.
The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Fund in compliance with the 1940 Act. After an initial approval period of two years, the Advisory Agreement is renewable with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement automatically terminates on assignment and is terminable upon a 60-day written notice either by the Trust or Rafferty.
Pursuant to the Advisory Agreement, the Fund pays Rafferty the following fee at an annualized rate based on a percentage of the Fund’s average daily net assets:
Fund	Advisory Fee Charged
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Effective June 28, 2019, Rafferty has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee rate paid to Rafferty by the Fund, has contractually agreed to pay all Fund expenses as long as it is the advisor to the Fund, other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses such as indemnification and litigation or other expenses outside the typical day-to-day operations of the Fund. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
Prior to June 28, 2019, Rafferty was party to an Operating Expense Limitation Agreement with the Fund. Under this Operating Expense Limitation Agreement, Rafferty contractually agreed to waive all or a portion of its management fee and/or to reimburse the Fund for Other Expenses incurred during the period in which the Operating Expense Limitation Agreement was in effect (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) to the extent that the Fund’s Total Annual Fund Operating Expenses exceed a specified amount. Any expense waiver or reimbursement was subject to recoupment by the Adviser within the following three years only if the Fund’s Total Annual Fund Operating Expenses fell below the lesser of the applicable percentage limitation and any percentage limitation in place at the time of the waiver.
The table below shows the advisory fees and operating services fees incurred by the Fund, the total amount of fees waived and/or reimbursed by Rafferty prior to June 28, 2019, and the total amount of fees paid to Rafferty by the Fund for the fiscal years ended October 31.
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Direxion NASDAQ-100® Equal Weighted Index Shares	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$610,471	$180,271	$37,777	$467,977
Year Ended October 31, 2018(1)	$498,776	$231,625	$-	$267,151
Year Ended October 31, 2017	$380,350	$209,738	$-	$170,612
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $1,009.
Pursuant to the Management Services Agreement, Rafferty performs certain administrative services on behalf of the Fund, such as negotiating, coordinating and implementing the Trust’s contractual obligations with the Fund's service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers as requested or as deemed necessary; and other services that are described in the Management Services Agreement. For these services, the Trust pays to Rafferty a fee at the annual rate of 0.026% on the first $10 billion of the aggregate average daily net assets of the Funds in the Trust and 0.024% on the aggregate net assets above $10 billion. This Management Services Agreement was paid by the Fund prior to June 28, 2019. The Operating Services Agreement described above now covers all such expenses.
The table below shows the Management Services Fees paid prior to June 28, 2019:
Direxion NASDAQ-100® Equal Weighted Index Shares	Management Fees Paid
November 1, 2018 - June 28, 2019	$32,771
Year Ended October 31, 2018	$42,321
Year Ended October 31, 2017	$26,906
Rafferty shall not be liable to the Trust or any Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Fund's distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by the Fund, subject to certain restrictions.
Portfolio Managers
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Fund. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Fund subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of the Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Fund consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Fund, so that no single individual is assigned to a specific Fund for extended periods of time.
In addition to the Fund, Mr. Brigandi and Mr. Ng manage the following other accounts as of October 31, 2019:
Accounts	Total Number of Accounts	Total Assets (In Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	103	$13.3	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
Rafferty manages no other accounts with investment objectives similar to those of the Fund. In addition, two or more funds advised by Rafferty may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions. Generally, due to the nature of the various Funds advised by Rafferty, if the Fund with a leveraged investment objective increases in value, the performance of the Fund with an inverse or an inverse leveraged investment objective will decrease in value and vice versa. Rafferty ordinarily executes transactions for the Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.
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Rafferty has not identified any additional material conflicts between the Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from the Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.
The investment team’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on the Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.
Mr. Brigandi and Mr. Ng did not own any shares of the Fund as of October 31, 2019.
Proxy Voting Policies and Procedures
The Board has adopted policies and procedures with respect to voting proxies (the “Proxy Policy”) related to portfolio securities of the Fund. Pursuant to these policies and procedures the Board of the Trust has delegated responsibility for voting such proxies to the Adviser, subject to the Board’s continuing oversight.
The Proxy Policy is intended to protect shareholder interests and comply with applicable state and federal corporate and securities laws. It applies to any voting rights with respect to securities held in accounts of the Fund. To assist the Adviser in its responsibility for voting proxies and administering the overall proxy voting process, the Adviser has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P.; a leading U.S. middle market private equity firm. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues monthly reports which are reviewed by the Adviser to assure proxies are being voted properly. The Adviser and ISS also perform checks on a quarterly basis to match the voting activity with available shareholder meeting information. ISS’ management meets on a regular basis to discuss its approach to new developments and amendments to existing proxy voting guidelines (the “Guidelines”). Information on such developments and amendments are then provided to the Adviser.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests and rights. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues and factors considered when resolving proxy issues in the Guidelines include, but are not limited to:
•	Election of Directors – considering all factors such as director qualifications, term of office and age limits.
•	Proxy Contests – considering factors such as voting nominees in contested elections and reimbursement of expenses.
•	Election of Auditors – considering factors such as independence and reputation of the auditing firm.
•	Proxy Contest Defenses – considering factors such as board structure and cumulative voting.
•	Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.
•	Capital Structure – considering factors such as common stock authorization and stock distributions.
•	Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.
•	State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.
•	Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.
•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.
•	Social and Corporate Responsibility Issues – considering factors such as social, environmental, and labor issues.
A full description of the Guidelines and voting policy is maintain by the Adviser, and a complete copy of the Guidelines is available without charge, upon request by calling the Adviser at (866) 476-7523.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Fund's shareholders and the Adviser, the Distributor or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly-traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Adviser to monitor potential conflicts of interest. In the
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event a conflict of interest arises, the Adviser will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines.
Proxy Voting Recordkeeping
The Adviser, with the assistance of ISS, maintains for a period of at least five years, a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Fund voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Adviser at (866) 476-7523 or on the SEC’s website at http://www.sec.gov.
Fund Administrator, Fund Accounting Agent, Transfer Agent and Custodian
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund's administrator. The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, serves as the Fund's transfer agent, and custodian. Rafferty also performs certain administrative services for the Fund.
Pursuant to a Fund Administration Servicing Agreement between the Trust and USBFS, USBFS provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays USBFS a fee based on the Trust’s total average daily net assets. USBFS also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust to USBFS pursuant to the Fund Administration Servicing Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Administrator
Year Ended October 31, 2019*	$2,019,812
Year Ended October 31, 2018	$2,046,515
Year Ended October 31, 2017	$2,402,024
Pursuant to a Fund Accounting Agreement between the Trust and BNYM, BNYM provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these accounting services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual per fund fee, subject to certain negotiated fee waivers. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses. The amount of fees paid by the Trust pursuant to the Fund Accounting Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Fund Accounting Agent
Year Ended October 31, 2019*	$1,847,466
Year Ended October 31, 2018	$1,876,840
Year Ended October 31, 2017	$1,629,992
Pursuant to a Custody Agreement, BNYM serves as the custodian of the Fund’s assets. The custodian holds and administers the assets in the Fund’s portfolios. Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust pursuant to the Custody Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Custodian
Year Ended October 31, 2019*	$1,096,678
Year Ended October 31, 2018	$1,132,612
Year Ended October 31, 2017	$1,016,661
Pursuant to a Transfer Agency and Service Agreement between the Trust and BNYM, BNYM provides the Trust with transfer agency services, which includes Creation and Redemption Unit order processing. As compensation for these transfer agency services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual complex fee. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above. The amount of fees paid by the Trust pursuant to the Transfer Agency and Service Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Transfer Agent
Year Ended October 31, 2019*	$1,287,942
Year Ended October 31, 2018	$1,171,567
Year Ended October 31, 2017	$1,116,750
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*Effective June 28, 2019, certain of the Funds in the Trust became party to an Operating Services Agreement and as a result, the Adviser assumed responsibility for paying those Funds’ portion of the fees due to USBFS and BNYM from the Trust.
Securities Lending
Effective August 25, 2017,the Fund has entered into a Securities Lending Authorization Agreement with BNYM (the “Securities Lending Agreement”) whereby BNYM will be the Lending Agent for the Fund. The Fund retains a portion of the securities lending income and remits the remaining portion to BNYM as compensation for its services as securities lending agent. Securities lending income is generally equal to the net income earned from the reinvestment of cash collateral after payment of cash collateral fees, and any fees or other payments from borrowers of securities.
BNYM acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. BNYM determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNYM ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the Fund’s relevant account on the date such amounts are delivered by the borrower to BNYM. BNYM receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNYM marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 102% of the market value of the loaned securities. At the termination of the loan, BNYM returns the collateral to the borrower upon the return of the loaned securities to BNYM. BNYM invests cash collateral in accordance with the Securities Lending Agreement. BNYM maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. The Fund shall receive the net securities lending revenue based on the securities lent from its holdings. The Fund may also pay custodial fees and other expenses associated with a loan.
As of October 31, 2019, the dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by the Fund were as follows:
Fees and/or Compensation for Securities Lending Activities and Related Services
Fund Name	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from the Revenue Split	Fees Paid for any Cash Collateral Manage- ment Service (Including Fees Deducted from a Pooled Cash Collateral Reinvest- ment Vehicle) that are not Included in the Revenue Split	Admin- istrative Fees not Included in the Revenue Split	Indem- nification Fees not Included in the Revenue Split	Borrower Rebates	Other Fees not Included in the Revenue Split (specify)	Aggregate Fees/ Comp- ensation for Securities Lending Activities	Net Income from Securities Lending Activities
Direxion NASDAQ-100® Equal Weighted Index Shares	$66,891	$11,568	$ -	$ -	$ -	$28,185	$ -	$39,753	$27,138
Distributor
Foreside Fund Services, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Fund for sale through the Distributor in Creation Units, as described below. The Distributor will not sell or redeem Shares in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays the Distributor for distribution-related services. For the fiscal year ended October 31, 2019, the Distributor received $1,092,816 as compensation from Rafferty for distribution services provided to the Trust, including
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the distribution services provided for the Fund. For the fiscal year ended October 31, 2019, Foreside did not receive any underwriting commission or discounts, compensation on redemptions and repurchases, or brokerage commissions from the Fund.
The Adviser may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The Adviser had arrangements to make payments based on an annual fee for its services, as well as based on the average daily assets held by Schwab customers in certain funds managed by the Adviser, for services other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote select funds managed by the Adviser, to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of those funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser from its own resources and not from the assets of funds managed by the Adviser. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Fund, other ETFs advised by the Adviser or other exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other funds managed by the Adviser.
Distribution Plan
Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Fund's principal underwriter, and Rafferty may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, the Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Fund.
The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Fund. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made.
The Rule 12b-1 Plan permits payments to be made by the Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Rule 12b-1 Plan authorizes payments by the Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”), 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, is the independent registered public accounting firm for the Trust. The Financial Statements of the Fund for the fiscal year ended October 31, 2019, audited by EY, have been included in reliance on their report given on their authority as experts in accounting and auditing.
Legal Counsel
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.
Determination of Net Asset Value
A fund’s share price is known as its NAV. The Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated. The
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value of the Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price or settlement price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.
For purposes of determining NAV per share of the Fund, options and futures contracts are valued based on market quotations or the last sales or settlement price of the exchange on which an asset trades. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued. A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day a share price is calculated.
For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).
OTC securities held by the Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of the Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.
Dividend income and other distributions are recorded on the ex-distribution date.
Illiquid securities, securities for which reliable quotations or pricing services are not readily available, all other assets not valued in accordance with the foregoing principles or for which pricing information is deemed unreliable, or to the Adviser’s knowledge, does not reflect a significant event occurring in the market, the security or asset will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Fund are valued at fair value.
Additional Information Concerning Shares
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on April 23, 2008, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series of class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Trust Instrument confers upon the Broad of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees
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from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Trust Instrument disclaims liability of the shareholders of the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification from the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on
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account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
Purchases and Redemptions
The Trust issues and redeems Shares of the Fund only in aggregations of Creation Units. The number of Shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of the Fund’s inception were 50,000 and $2,000,000, respectively.
See “Purchase and Issuance of Creation Units” and “Redemption of Creation Units” below for more information about transacting in the Shares. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of the Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board for any other reason.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined above), of an order in proper form.
Creation Units of Shares may be purchased only by or through an Authorized Participant by depositing a basket of securities and/or cash with the Fund. The consideration for purchase of a Creation Unit of Shares of the Fund consists of either cash or the Deposit Securities (defined below) that may be a representative sample of the securities in the Index, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposits”). The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities and the NAV of the Creation Unit(s) being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. BNYM or Rafferty makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each security (“Deposit Securities”) to be included in a current Creation Unit purchase (based on information at the end of the previous Business Day) for the Fund. The identity and number of shares of the Deposit Securities required for a Creation Unit will change from time to time. Each Fund reserves the right to permit or require the substitution of an amount of cash –i.e., a “cash in lieu” amount – to be added to the Balancing Amount to replace any Deposit Security that may not be available in sufficient quantity for delivery, eligible for transfer through the clearing process (discussed below) or the Federal Reserve System or eligible for trading by an Authorized Participant or the investor for which it is acting. For such custom orders, “cash in lieu” may be added to the Balancing Amount. You must also pay a Transaction Fee, as described in the Prospectus, in cash.
The identity and number of shares of the Deposit Securities required for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by Rafferty with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index or may be a representative sample of the securities in the Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to Rafferty on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the Fund, or resulting from stock splits and other corporate actions. In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Creation Unit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of the Fund, will be made available.
An Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant
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will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described in the Prospectus. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Enhanced Clearing Process,” or (ii) outside the Enhanced Clearing Process, being referred to herein as the “Manual Clearing Process”.
A purchase order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Purchases through the Enhanced Clearing Process
To purchase or redeem through the Enhanced Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Enhanced Clearing Process, in the Authorized Participant Agreement, the Participant authorizes the transfer agent to transmit to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the Portfolio Deposit and such additional information as may be required by the transfer agent or the Distributor.
Purchases through the Manual Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Enhanced Clearing Process must state that it is not using the Enhanced Clearing Process and that the purchase instead will be effected through a transfer of securities and cash either through the Federal Reserve System (for cash and U.S. government securities) or directly through DTC. Purchases (and redemptions) of Creation Units of the Fund settled outside the Enhanced Clearing Process will be subject to a higher Transaction Fee than those settled through the Enhanced Clearing Process. Purchase orders effected outside the Enhanced Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Enhanced Clearing Process. Those persons placing orders outside the Enhanced Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve System (for cash and U.S. government securities) by contacting the operations department of the broker or depository institution effectuating such transfer of the Portfolio Deposit.
Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a greater value than the NAV of the Shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than two Business Days following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. A list of local holidays in the foreign countries or markets relevant to the international funds is set forth under “Regular Foreign Holidays” below.
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Rejection of Purchase Orders
The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of the Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (b) the Deposit Securities delivered are not as specified by Rafferty and Rafferty has not consented to acceptance of an in-kind deposit that varies from the designated Deposit Securities; (c) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase transaction order would otherwise, in the discretion of the Trust or Rafferty, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a “Cash Purchase Amount”, or the value of the Balancing Amount to accompany an in-kind deposit exceed a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian by 4:00 p.m. Eastern Time on the Transmittal Date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and Rafferty make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Generally, Creation Units of Shares are redeemed by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described above. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, redemption orders placed through an Authorized Participant may result in additional charges to such investor.
In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
The redemption proceeds for a Creation Unit consist of either cash or Redemption Securities on any Business Day, plus the Balancing Amount. BNYM or Rafferty makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each security (“Redemption Securities”) to be included in a current Creation Unit redemption (based on information at the end of the previous Business Day) for the Fund. The identity and number of shares of the Redemption Securities required for a Creation Unit redemption will change from time to time. For such custom orders, “cash in lieu” may be added to the Balancing Amount. You must also pay a Transaction Fee, described in the Prospectus, in cash. The redemption Transaction Fee is deducted from such redemption proceeds. The Redemption Securities may, at times, not be identical to Deposit Securities which are applicable to a purchase of Creation Units. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund securities but does not differ in NAV.
A Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund securities but does not differ in NAV.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
An Authorized Participant may place an order to redeem Creation Units (i) through the Enhanced Clearing Process as such processes have been enhanced to effect redemptions of Creation Units, or (ii) through the Manual Clearing Process.
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Placement of Redemption Orders Using Enhanced Clearing Process
Orders to redeem Creation Units of the Fund through the Enhanced Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
Placement of Redemption Orders outside the Enhanced Clearing Process
Orders to redeem Creation Units of the Fund outside the Enhanced Clearing Process must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Enhanced Clearing Process need not be an Authorized Participant, but such orders must state that the DTC Participant is not using the Enhanced Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC or the Federal Reserve System (for cash and U.S. government securities). A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of the Fund specified in such order, which delivery must be made through DTC or the Federal Reserve System to the custodian by the second Business Day following such Transmittal Date (“DTC Cut-Off Time”); and (iii) all other procedures set forth in the Authorized Participant Agreement must be properly followed.
After the transfer agent has deemed an order for redemption of the Fund’s shares outside the Enhanced Clearing Process received, the transfer agent will initiate procedures to transfer the requisite Redemption Securities, which are expected to be delivered within two Business Days, and the Balancing Amount minus the Transaction Fee. In addition, for redemptions honored in cash, the redeeming party will receive the “Cash Redemption Amount” by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the transfer agent. Due to the schedule of holidays in certain countries, however, the receipt of the Cash Redemption Amount may take longer than two Business Days following the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries or markets relevant to the international funds.
Continuous Offering
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.
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Frequent Purchases and Redemptions
The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although the Fund reserves the right to reject any purchase orders, the Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses.
Transaction Fees
Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of the Fund associated with the issuance and redemption of Creation Units of Shares. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee based upon the value of each Creation Unit also is applicable to each redemption transaction. The Transaction Fee applicable to the redemption of Creation Units will not exceed 2% of the value of the redemption proceeds.
Purchasers of Creation Units of the Fund for cash may be required to pay an additional charge to compensate the Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser may be assessed an additional charge for cash purchases.
Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. In addition, Rafferty may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.
Transaction fees are imposed as described below.
Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Redemptions*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion NASDAQ-100® Equal Weighted Index Shares	$500	Up to 300% of NSCC Amount	$500	Up to 2.00%
*	As a percentage of the amount invested.
Regular Foreign Holidays
The Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the international funds, in certain circumstances. The applicable holidays for certain foreign markets are listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened
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trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.
The dates from January 1, 2020 to December 31, 2020 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:
Australia	Austria	Belgium	Brazil	Canada	Chile	China
January 1 January 27 April 10 April 13 June 8 December 24 December 25 December 28 December 31	January 1 January 6 April 10 April 13 May 1 May 21 June 1 June 11 October 26 December 8 December 24 December 25 December 31	January 1 April 10 April 13 May 1 May 21 May 22 June 1 July 21 November 11 December 25	January 1 February 24 February 25 February 26 April 10 April 21 May 1 June 11 July 9 September 7 October 12 November 2 November 20 December 25	January 1 January 2 February 17 April 10 May 18 July 1 August 3 September 7 October 12 November 11 December 25 December 28	January 1 April 10 May 1 May 21 June 29 July 16 September 18 October 12 December 8 December 25	January 1
January 20
January 24
January 27
January 28
January 29
January 30
February 17
April 6
April 10
April 13
April 30
May 1
May 4
May 5
May 25
June 25
June 26
July 1
July 3
September 7
October 1
October 2
October 5
October 6
October 7
October 8
October 12
October 26
November 11
November 26
December 25

Colombia	Czech Republic	Denmark	Egypt	Finland	France	Germany
January 1 January 6 March 23 April 9 April 10 May 1 June 15 June 22 June 29 July 20 August 7 August 17 October 12 November 2 November 16 December 8 December 24 December 25	January 1 April 10 April 13 May 1 May 8 July 6 September 28 October 28 November 17 December 24 December 25	January 1 April 9 April 10 April 13 May 1 May 8 May 21 May 22 June 1 June 5 December 24 December 25 December 31	January 1 January 7 April 19 April 20 May 24 May 25 July 30 July 23 August 2 August 19 October 6 October 28	January 1 January 6 April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31	January 1 April 10 April 13 May 1 May 8 May 21 June 1 July 14 November 11 December 25	January 1 April 10 April 13 May 1 June 1 December 24 December 25 December 31

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Greece	Hong Kong	Hungary	India	Indonesia	Ireland	Israel
January 1 January 6 March 2 March 25 April 10 April 13 April 17 April 20 May 1 June 8 October 28 December 24 December 25	January 1
January 19
January 24
January 27
January 28
January 29
January 30
February 1
April 6
April 9
April 10
April 13
April 26
April 29
April 30
May 1
May 4
May 5
May 9
June 25
June 26
June 28
June 30
July 1
September 27
October 1
October 2
October 5
October 6
October 7
October 8
October 10
October 23
October 26
December 24
December 25
	December 31	January 1 April 10 April 13 May 1 June 1 August 20 August 21 August 29 October 23 December 12 December 24 December 25 December 31	February 19 February 21 March 10 March 25 April 1 April 2 April 6 April 10 April 14 May 1 May 7 May 25 October 2 October 30 November 14 November 16 November 30 December 25	January 1 March 25 April 10 May 1 May 7 May 21 May 22 May 25 May 26 May 27 June 1 July 31 August 17 August 20 October 29 December 24 December 25 December 31	January 1 January 20 February 17 April 10 April 13 May 1 May 8 May 25 July 3 July 4 August 31 October 12 November 11 November 26 December 24 December 25 December 28 December 31	March 10 April 8 April 9 April 12 April 13 April 14 April 15 April 28 April 29 May 29 July 30 September 20 September 27 September 28 October 4 October 5 October 6 October 7 October 8

Italy	Japan	Malaysia	Mexico	Morocco	Netherlands	New Zealand
January 1 April 10 April 13 May 1 December 24 December 25 December 31	January 1 January 2 January 3 January 13 February 11 February 24 March 20 April 29 May 4 May 5 May 6 July 23 July 24 August 10 September 21 September 22 November 3 November 23 December 31	January 1 January 24 January 27 May 1 May 7 May 11 May 25 May 26 July 31 August 20 August 31 September 16 October 29 December 25	January 1 February 3 March 16 April 9 April 10 May 1 September 16 November 2 November 16 December 25	January 1 May 1 May 25 May 26 July 30 July 31 August 14 August 20 August 21 October 30 November 6 November 18	January 1 April 10 April 13 April 27 May 1 May 5 May 21 June 1 December 25	January 1 January 2 January 20 January 27 February 6 April 10 April 13 April 27 June 1 October 26 December 25 December 28

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Norway	Peru	Philippines	Poland	Portugal	Russia	Singapore
January 1 April 8 April 9 April 10 April 13 May 1 May 21 June 1 December 24 December 25 December 31	January 1 April 9 April 10 May 1 June 29 July 28 October 8 December 25	January 1 February 25 April 9 April 10 May 1 June 12 August 21 August 31 November 2 November 30 December 8 December 24 December 25 December 30 December 31	January 1 January 6 April 10 April 13 May 1 June 11 November 11 December 24 December 25 December 31	January 1 April 10 April 13 May 1 June 10 June 11 October 5 December 1 December 8 December 25	January 1 January 2 January 3 January 6 January 7 January 8 February 24 March 9 May 1 May 4 May 5 May 11 June 12 November 4	January 1 January 27 April 10 May 1 May 7 May 25 July 31 August 10 December 25

South Africa	South Korea	Spain	Sweden	Switzerland	Taiwan	Thailand
January 1 April 10 April 13 April 27 May 1 June 16 August 10 September 24 December 16 December 25	January 1 January 24 January 27 April 15 April 30 May 1 May 5 September 31 October 1 October 2 October 9 December 25 December 31	January 1 January 6 March 19 April 9 April 10 April 13 May 1 October 12 November 2 December 7 December 8 December 25	January 1 January 6 April 9 April 10 April 13 April 30 May 1 May 20 May 21 June 19 October 30 December 24 December 25 December 31	January 1 January 2 April 10 April 13 April 20 May 1 May 21 June 1 September 14 December 24 December 25 December 31	January 1 January 21 January 22 January 23 January 24 January 27 January 28 January 29 February 28 April 2 April 3 May 1 June 25 June 26 October 1 October 2 October 9	January 1 February 10 April 6 April 13 April 14 April 15 May 1 May 4 May 6 June 3 July 6 July 28 August 12 October 13 October 23 December 7 December 10 December 31

Turkey	United Kingdom
January 1 April 23 May 1 May 19 May 25 May 26 July 15 July 30 July 31 August 3 October 28 October 29	January 1 January 20 February 17 April 10 April 13 May 1 May 8 May 25 July 3 August 31 October 12 November 11 November 26 December 24 December 25 December 28 December 31
Redemption
The longest redemption cycle for the Fund is a function of the redemption cycles of the countries whose stocks are held by the Fund.
Dividends, Other Distributions and Taxes
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. Federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. While there are minor changes to the RIC rules, the Tax Act makes changes to the tax rules affecting shareholders
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and the Fund, including various investments that the Fund may make. Potential investors are urged to consult their own tax advisors for more detailed information.
Dividends and other Distributions
As stated in the Prospectus, the Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discount, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of the Fund’s NAV per share. The Fund also distributes the excess of its net short-term capital gain over net long-term capital loss (“short-term gain”), if any, annually but may make more frequent distributions thereof if necessary to avoid federal income or excise taxes. The Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this distribution policy, or postpone the payment of distributions, if the Fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.
Investors should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).
Taxes
Regulated Investment Company Status. The Fund is treated as a separate entity for federal tax purposes and intends to continue to qualify for treatment as a RIC. If the Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.
To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income (“Distribution Requirement”) and 90% of its net exempt interest income and must meet several additional requirements. For the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying Income”): (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.
Although the Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that the Fund will be able to do so. The investment by the Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Fund uses, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more funds.
If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 21%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”)) if certain holding period and other requirements are met) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”) provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.
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Excise Tax. The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Income from Foreign Securities. Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders.
The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates applicable to QDI.
If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
The Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. The Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.
Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which the Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that the Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated
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as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which the Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrecognized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.
If a call option written by the Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and the Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by the Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the option. If the Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
If the Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures, or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Income from Zero-Coupon and Payment-in-Kind Securities. The Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, the Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), the Fund may elect to accrue and include in income each taxable year a portion of the bonds’ market discount. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Income from REITs. The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
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The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “who are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from a REIT the excess inclusion income of which exceeded 3% of the REIT’s dividends. The Fund will not invest directly in REMIC residual interests, and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
The Fund may invest in REITs. REIT dividends and capital gain distributions are generally effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) qualified REIT dividends and (2) qualified publicly traded partnership income. Recently issued proposed regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of qualified publicly traded partnership income, but that pass-through is not currently available. As a result, an investor who investors directly in qualified publicly traded partnerships will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund that invests in qualified publicly traded partnerships currently will not.
Taxation of Shareholders.
Basis Election and Reporting. A shareholder’s basis in Shares of the Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method the Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to decide the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Foreign Account Tax Compliance Act (“FATCA”). As mentioned in the Prospectus, under FATCA “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. That withholding tax generally can be avoided, however, as discussed below.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.
64

Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.
* * * * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Fund. No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Fund and to distributions therefrom.
Capital Loss Carryforwards. As of October 31, 2019, the Fund had capital loss carryforwards available to offset future capital gains in the respective amounts, through the year indicated below:
	Utilized in Current Year	Unlimited Short-Term	Unlimited Long-Term
Funds
Direxion NASDAQ-100® Equal Weighted Index Shares	$—	$—	$3,119,349
For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of capital losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Thereafter, capital losses carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund must use losses that do not expire before it uses losses that do expire and the Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and as noted above, would not be distributed as such to shareholders.
Financial Statements
The Fund's financial statements for the fiscal year ended October 31, 2019, are incorporated herein by reference from the Fund's Annual Report to Shareholders dated October 31, 2019.
To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the contact information listed below:
Write to:	Direxion Shares ETF Trust 1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
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APPENDIX A
Description of Corporate Bond Ratings
Moody’s Investors Service and S&P Global Ratings are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.
Moody’s Investors Service – Global Long-Term Ratings
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non- standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service – National Scale Long-Term Ratings
Moody’ s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.
A-1

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.
S&P Global Ratings – Long-Term Issue Credit Ratings*
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:
•	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
A-2

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. NR indicates that a rating has not been assigned or is no longer assigned.
Moody’s Investors Service – Municipal Short Term Debt and Demand Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings – Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings analysis will review the following considerations:
•	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
A-3

D: 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s Investors Service – Global Short Term Rating Scale
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings –Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
A-4

Direxion Shares ETF Trust
Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
Direxion Zacks MLP High Income Index Shares (ZMLP)
February 28, 2020
The shares offered in this prospectus (the “Fund”) are listed and traded on the NYSE Arca, Inc.
There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. No single Fund is a complete investment program.
IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future annual and semi-annual shareholder reports in paper free of charge. To elect to continue to receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section
Direxion Zacks MLP High Income Index Shares
Investment Objective
The Direxion Zacks MLP High Income Index Shares (the “Fund”) seeks investment results, before fees and expenses, that track the price and yield performance of the Zacks MLP High Income Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(1,2)	0.15%
Deferred Income Tax Expense	0.16%
Total Annual Fund Operating Expenses	0.81%
(1)	The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter ‘‘C’’ corporation. As a ‘‘C’’ corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended October 31, 2019, the Fund had net operating losses of $2,813,894 and accrued $80,369 current income tax expense primarily related to payments of federal and state taxes.
(2)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
$10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets in the securities that comprise the Index.
The Index is comprised of 25 securities selected from a universe of master limited partnerships (“MLPs”) listed on U.S. exchanges. MLPs are publicly traded partnerships generally engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. As such, the Fund will invest primarily in energy infrastructure MLPs which are engaged in the (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, and (iv) owning, managing and transporting alternative fuels such as ethanol, hydrogen and biodiesel.
The MLPs are selected using a proprietary, quantitative rules-based methodology developed by Zacks Investment Research, Inc. (“Zacks” or the “Index Provider”). MLPs considered for inclusion in the Index generally, at the time of selection, pay a distribution and are listed on at least one domestic stock exchange with a minimum market capitalization of at least $300 million. Zacks further narrows the universe by ranking each potential MLP based on a variety of factors including dividend yield, liquidity, short interest, and other factors. Generally, the Index will not include MLPs that do not regularly pay distributions. The 25 highest ranking MLPs, as identified by the Index methodology, included in the Index are equally weighted such that each MLP makes up approximately 4% of the Index. The Index is rebalanced at least quarterly, but may be rebalanced more often to

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ensure timely stock selections. As of December 31, 2019, the Index included 25 MLPs, which had an average total market capitalization of $8.6 billion and component securities had total market capitalizations ranging from $560.6 million to $61.6 billion.
To qualify as an MLP and not be taxed as a corporation, a partnership must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or nature resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
Unlike direct investments in MLPs, income and losses from the Fund’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The Fund will report distributions from its investments, including MLPs made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as Fund shareholders, be treated as engaged in the business conducted by the underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations. Under recent tax legislation, individuals and certain other non-corporate investors will be entitled to a 20% deduction against taxable income allocated from direct investments in MLPs. Neither the Fund directly, nor the Fund’s shareholders indirectly, will be entitled to this deduction with respect to the Fund’s MLP investments.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund uses a “passive” or indexing approach to attempt to achieve its investment objective. The Fund does not try to outperform the Index and does not generally take temporary defensive positions. Although the Fund intends to fully replicate the Index, at times the Fund may hold a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index, including exchange-traded funds (“ETFs”) and other investment companies. This means the Fund may not hold all of the securities included in the Index, its weighting of investment exposure to such stocks or industries may be different from that of the Index and it may hold securities that are not included in the Index. The Fund will rebalance its portfolio when the Index rebalances. Additionally, if the
Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Important Tax Risks Associated with the Fund’s Investment in MLPs
Tax Status of the Fund Risk - The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 21%) as well as state and local income taxes. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.
MLP Tax Risk - Much of the benefit the Fund derives from its investment in securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. As a result, the amount of cash available for distribution by the MLP would be reduced and the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.
Tax Deferred Risk - Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability
Direxion Shares ETF Trust Prospectus	2

associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains, as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value. Increases in deferred tax liability will decrease net asset value. Conversely, decreases in deferred tax liability will increase net asset value. The Fund generally computes deferred income tax liability based on the maximum federal tax rate applicable to corporations, currently 21% and an assumed rate attributable to state taxes. A change in the federal tax rate applicable to corporations and, consequently, any change in the deferred tax liability of the Fund, may have a significant impact on the net asset value of the Fund. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment income gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of these investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining net asset value. From time to time, the Adviser may modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability. Actual income taxes, if any, will be incurred over many years depending on if, and when, investment gains and losses are realized, the then current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value.
In the event the Fund is in a net deferred tax asset position, the Fund will evaluate all available information and consider the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) in order to properly assess whether it is more likely than not that the deferred tax asset will be realized or whether a valuation allowance is required.
Return of Capital Distributions Risk - A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to you but reduce your tax basis in your Shares. Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Shares. A distribution in excess of your basis will be taxable in the same manner as a sale of your Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of distributions is from the net profits of the Fund.
Tax Treatment of Qualified Dividends Risk - Distributions by the Fund will be treated as dividends for tax purposes to the extent of the Fund’s current or accumulated earnings and profits. Under current federal income tax law, if applicable holding period requirements are met, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15% (20% for taxpayers with taxable income exceeding certain thresholds).
Potential Substantial After-Tax Correlation/Tracking Risk - The Fund will be subject to taxation on its taxable income. The Fund’s net asset value will also be reduced by the accrual of any current and deferred tax liabilities. The Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after-tax performance could differ significantly from the performance of the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.
MLP Liquidity Risk - Although MLPs trade on national security exchanges, certain MLPs may trade less frequently than those of larger companies due to their market capitalizations. Due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to dispose of the securities at a fair price. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index. This also may adversely affect the Fund’s ability to make dividend distributions to shareholders.
MLP Risk - Investments in common units of MLPs involve risks that differ from investments in common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective.
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The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, tax accruals, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.
Index Strategy Risk —Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
High Portfolio Turnover Risk - The Fund may engage in active and frequent trading, which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Active and frequent trading may be due to Index rebalancing, cash purchases and sales of the Fund’s shares or other portfolio management reasons.
Energy Sector MLP Risk - The Fund will invest primarily in MLPs operating in the energy sector (“Energy MLPs”). These MLPs are subject to risks specific to the energy sector including, but not limited to, the following:
•	The energy sector is highly regulated. Energy MLPs are subject to significant regulation of virtually every aspect of their operations by federal, state and local governmental agencies, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide.
•	Energy MLPs may be affected by fluctuations in the prices of energy commodities, including natural gas, natural gas liquids, crude oil and coal.
•	Energy MLPs engaged in the exploration, development, management or production of energy commodities are at risk of the natural resources depleting over time, which may cause the market value of the MLP to decline over time.
•	Energy MLPs may be adversely affected by reductions in the supply of or demand for energy commodities. For example, due to increased production in the U.S., there is a glut in the supply of natural gas. As a result, prices of commodities have declined significantly and may continue to decline.
•	Energy MLPs may be subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, underestimated cost projections, and other risks arising from specific business strategies.
•	Rising interest rates could adversely impact the financial performance of MLPs by increasing their costs of capital, which may reduce an MLP’s ability to execute acquisitions or expansions in a cost-effective manner.
•	Extreme weather or other natural disasters could adversely impact the value of the debt and equity securities of Energy MLPs.
•	Threats of or actual attacks by terrorists on energy assets could impact the market for Energy MLPs.
•	If a significant accident or event occurs and an MLP is not fully insured, it could adversely affect the MLP’s operations and financial condition and the securities issued by the MLP.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because
Direxion Shares ETF Trust Prospectus	4

of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk - The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.
Additionally, MLPs are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an MLP may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns
5	Direxion Shares ETF Trust Prospectus

for the one-year, five-years, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 23.58% for the quarter ended June 30, 2016 and its lowest calendar quarter return was -22.06% for the quarter ended September 30, 2015. The year-to-date return as of December 31, 2019 was 13.69%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (1/23/2014)
Return Before Taxes	13.69%	-9.51%	-9.83%
Return After Taxes on Distributions	13.69%	-9.65%	-9.95%
Return After Taxes on Distributions and Sale of Fund Shares	8.11%	-6.92%	-7.03%
Zacks MLP High Income Index (reflects no deduction for fees, expenses or taxes)	13.78%	-9.23%	-9.03%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	12.18%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the five-year and since inception periods because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2014	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income (qualified dividend income for certain non-corporate shareholders who satisfy certain restrictions). Those distributions will be subject to federal income taxes and may also be subject to state and local taxes. A portion of the Fund’s distributions is also expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your fund Shares. Distributions by the Fund may be significantly higher than those of most ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Overview of the Fund
The Direxion Shares ETF Trust (“Trust”) is a registered investment company offering a number of separate exchange-traded funds (“ETFs”). This Prospectus describes the Direxion Zacks MLP High Income Index Shares (the “Fund”). Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) serves as the investment adviser to the Fund.
The Fund seeks investment results, before fees and expenses, that track the price and yield performance of the Zacks MLP High Income Index (the “Index”).
Shares of the Fund (“Shares”) are listed and traded on the NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange and from their net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable directly with the Fund. Rather, the Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units are issued and redeemed generally in cash and/or in-kind securities included in the Index. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, the Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.
In order to provide additional information regarding the value of Shares of the Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for the Fund. The Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of the Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, nor responsible for, the calculation or dissemination of the IOPV and makes no representations or warranty as to its accuracy.
There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. The Fund is not a complete investment program.
Changes in Investment Objective. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund's Board of Trustees without shareholder approval.
Additional Information Regarding Investment Techniques and Policies
The Fund seeks investment results, before fees and expenses, that track the performance of the Index. The Index is comprised of 25 master limited partnerships (“MLPs”).
A MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund will be a limited partner (or a member) in the MLPs in which it invests. The MLPs themselves generally do not pay United States federal income taxes; however, the Fund will be taxed on any distributions it receives from the MLPs in which it invests. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources.
In seeking to achieve the Fund’s investment objective, Rafferty uses statistical and quantitative analysis to determine the investments the Fund makes and the techniques it employs. In general, if the Fund is performing as designed, the return of the Index will dictate the return for the Fund. Rafferty does not invest the assets of the Fund in securities, derivatives or other investments based on Rafferty’s view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movements or trends. The Fund generally pursues its investment objective regardless of the market conditions and does not take defensive positions.
Rafferty seeks a pre-tax correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index; a correlation of 1.00 would represent perfect correlation. To do this, the Fund, under normal circumstances, invests in the securities of the Index, however, at times, the Fund may hold a representative sample of the component securities of the Index. The sampling of securities that is held by the Fund is intended to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the Index. The Fund also may invest in securities that are not included in the Index or may overweight or underweight certain components of the Index. The Fund’s assets will be focused in an industry or group of industries to the extent that the Index focuses in a particular
7	Direxion Shares ETF Trust Prospectus

industry or group of industries. In addition, the Fund is non-diversified, which means that it may invest in the securities of a limited number of issuers.
The Fund may also lend securities representing up to one-third of the value of its total assets (including the value of any collateral received).
The Fund is designed to provide investment returns, before fees and expenses, that track the performance of the Index. While Rafferty attempts to minimize any differences between the investment results of the Fund and the performance of the Index, certain factors will tend to cause the Fund’s investment results to vary from its stated investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses, income tax accruals, transactions costs, income items, valuation methodology, accounting standards, significant purchase and redemption activity by shareholders and/or disruptions or temporary lack of liquidity in the markets for the securities held by the Fund.
Direxion Shares ETF Trust Prospectus	8

Additional Information Regarding Principal Risks
An investment in the Fund entails risks. The Fund may not achieve its investment objective and may decline in value. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review and understand all of the Fund’s risks before making an investment. The Fund is not a complete investment program. Below, each risk of investing in the Fund is explained.
Important Tax Risks Associated with the Fund’s Investment in MLPs
Tax Status of the Fund Risk
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 21%) as well as state and local income taxes. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.
MLP Tax Risk
Much of the benefit the Fund derives from its investment in securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. As a result, the amount of cash available for distribution by the MLP would be reduced and the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.
Tax Deferred Risk
Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains, as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred tax liability will increase NAV. The Fund generally computes deferred income taxes based on the federal tax rate applicable to corporations, currently 21% and an assumed rate attributable to state taxes. A change in the federal tax rate applicable to corporations and, consequently, any change in the deferred tax liability of the Fund, may have a significant impact on the NAV of the Fund. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment income gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of these investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining NAV. From time to time, the Adviser may modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income taxes, if any, will be incurred over many years depending on if, and when, investment gains and losses are realized, the then current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.
In the event the Fund is in a net deferred tax asset position, the Fund will evaluate all available information and consider the criterion established by the Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) in order to properly assess whether it is more likely than not that the deferred tax asset will be realized or whether a valuation allowance is required.
Return of Capital Distributions Risk
A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to you but reduce your tax basis in your Shares. Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Shares. A distribution in excess of your basis will be taxable in the same manner as a sale of your Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact,

9	Direxion Shares ETF Trust Prospectus

they are not. Shareholders should not assume that the source of distributions is from the net profits of the Fund.
Tax Treatment of Qualified Dividends Risk
Distributions by the Fund will be treated as dividends for tax purposes to the extent of the Fund’s current or accumulated earnings and profits. Under current federal income tax law, if applicable holding period requirements are met, qualified dividend income received by individuals and other non- corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15% (20% for taxpayers with taxable income exceeding certain thresholds).
Potential Substantial After-Tax Correlation/Tracking Risk
The Fund will be subject to taxation on its taxable income. The Fund’s NAV will also be reduced by the accrual of any current or deferred tax liabilities. The Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the performance of the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.
MLP Liquidity Risk
Although MLPs trade on national security exchanges, certain MLPs may trade less frequently than those of larger companies due to their market capitalizations. Due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to dispose of the securities at a fair price. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index. This also may adversely affect the Fund’s ability to make dividend distributions to shareholders.
MLP Risk
Investments in common units of MLPs involve risks that differ from investments in common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.
Index Correlation/Tracking Risk
There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, tax accruals, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Activities surrounding index reconstitutions and other index repositioning events may hinder the Fund’s ability to meet its investment objective.
Index Strategy Risk
Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Fund’s Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the index provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
High Portfolio Turnover Risk
Engaging in active and frequent trading due to Index rebalances, cash purchases or sales of Fund shares, or other reasons leads to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.
Energy Sector MLP Risk
The will invest primarily in energy infrastructure MLPs which are engaged in the (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas
Direxion Shares ETF Trust Prospectus	10

liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, (iv) owing, managing and transporting alternative fuels such as ethanol, hydrogen and biodiesel (“Energy MLPs”). These MLPs are subject to risks specific to the energy sector including, but not limited to, the following:
•	The energy sector is highly regulated. Energy MLPs are subject to significant regulation of virtually every aspect of their operations by federal, state and local governmental agencies, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may change for the products and services they provide.
•	Energy MLPs may be affected by fluctuations in the prices of energy commodities, including natural gas, natural gas liquids, crude oil and coal.
•	Energy MLPs engaged in the exploration, development, management or production of energy commodities are at risk of the natural resources depleting over time, which may cause the market value of the MLP to decline over time.
•	Energy MLPs may be adversely affected by reductions in the supply of, or demand for, energy commodities. For example, due to increased production in the U.S., there is a glut in the supply of natural gas. As a result, prices of commodities have declined significantly and may continue to decline.
•	Energy MLPs may be subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, underestimated cost projections, and other risks arising from specific business strategies.
•	Rising interest rates could adversely impact the financial performance of MLPs by increasing their costs of capital, which may reduce an MLP’s ability to execute acquisitions or expansion products in a cost-effective manner.
•	Extreme weather or other natural disasters could adversely impact the value of the debt and equity securities of the Energy MLPs.
•	Threats of attacks by terrorists on energy assets could impact the market for Energy MLPs.
•	If a significant accident or event occurs and an MLP is not fully insured, it could adversely affect an MLP’s operations and financial condition and the securities issued by the MLP.
Large-Capitalization Company Risk
Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk
Small- and/or mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, there will normally be less publicly available information concerning these securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund, resulting in more volatile performance. They also face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Adverse Market Conditions Risk
The investment objective of the Fund is to provide performance that correlates to the performance of the Index. The Fund’s performance will suffer when market conditions are adverse to the Fund’s investment objective. If the Index rises on a given day, then the Fund’s performance should rise. Conversely, if the Index falls on a given day, then the Fund’s performance should also fall.
Money Market Instrument Risk
Money market instruments, including money market funds, depositary accounts and repurchase agreements may be used for cash management purposes. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may also be subject to credit risks associated with the instruments in which they invest. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Cash Transaction Risk
Unlike many ETFs, the Fund expects to effect redemptions principally for cash, rather than in-kind. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests. Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in–kind, will be passed on to redeemers of Creation Units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs. Sales of portfolio
11	Direxion Shares ETF Trust Prospectus

securities to generate cash may trigger recapture income, which may be taxable to the Fund and may cause distributions from the Fund to be treated as taxable dividends.
Cybersecurity Risk
The increased use of technologies, such as the internet, to conduct business increases the operational, information security and related “cyber” risks both directly to the Fund and through its service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. Cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents may include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, causing physical damage to computer or network systems, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Failures or breaches of the electronic systems of the Fund, the Fund’s advisor, distributor, other service providers, counterparties, securities trading venues, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. Cyber attacks may also interfere with the Fund’s calculation of its NAV, result in the submission of erroneous trades or erroneous creation or redemption orders, and could lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. While the Fund has established business continuity plans, there are inherent limitations in such plans, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.
Early Close/Trading Halt Risk
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. For example, there is a risk that sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading at an increasingly large discount to NAV during part of, or all of, the trading day. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Investment Risk
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Market Risk
Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. The Fund typically would lose value on a day when the Index declines and would gain value on a day when the Index increases
Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.
Non-Diversification Risk
The Fund invests a high percentage of its assets in a limited number of securities. The Fund’s NAV and total return may fluctuate more, or fall greater, in times of weaker markets than a diversified mutual fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains or losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Regulatory Risk
The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.
Additional legislative or regulatory changes could occur that may materially and adversely affect the Funds. For example, the regulatory environment for derivative instruments in which the Fund may invest is evolving, and changes in the regulation or taxation of derivative instruments may materially and adversely affect the ability of the Funds to pursue their trading strategies. Such legislative or regulatory changes could pose additional risks and result in material adverse consequences to the Funds.
Additionally, MLPs are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an MLP may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.
Direxion Shares ETF Trust Prospectus	12

Securities Lending Risk
Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund. In the event of a large redemption while the Fund has loaned portfolio securities, the Fund may suffer losses (e.g. overdraft fees) if it is unable to recall the securities on loan in time to fulfill the redemption.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or investments that have lower trading volumes.
Market Price Variance Risk. Shares of the Fund that are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at NAV. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than NAV (a premium) or less than NAV (a discount). There may be times when the market price and the NAV vary significantly and a shareholder may trade shares at a premium or a discount to the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund at NAV. There is no guarantee that an active secondary market will develop for Shares of the Fund. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen and the Fund’s Shares may possibly be subject to trading halts and/or delisting.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the Exchange or markets. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange.
A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund whose Shares you own. Typically, you will receive other services (e.g., average basis information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, as amended (“1940 Act”) the Fund is a registered investment company, and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Provided, generally, that the Fund’s investments comply with Section 12(d)(1)(A), registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions, including that such investment companies enter into an agreement with the Fund.
13	Direxion Shares ETF Trust Prospectus

The Trust and the Fund have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) allowing a registered investment company to invest in the Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing Shares of the Fund in amounts that would cause it to exceed the restrictions under Section 12(d)(1) should contact the Trust.
A Precautionary Note Regarding Unusual Circumstances. The Trust can postpone payment of redemption proceeds for any period during which (1) the Exchange is closed other than customary weekend and holiday closings, (2) trading on the Exchange is restricted, as determined by the SEC, (3) any emergency circumstances exist, as determined by the SEC, or (4) the SEC by order permits for the protection of shareholders of the Fund.
Direxion Shares ETF Trust Prospectus	14

About Your Investment
Share Price of the Fund
A fund’s share price is known as its NAV. The Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. Because the Fund is exchange traded, the price an individual shareholder will buy or sell Fund shares at will be based on the market price determined by the secondary market, which may be higher or lower than the NAV of the Fund.
If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
The value of the Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
Share price is calculated by dividing the Fund’s net assets by its shares outstanding. In calculating its NAV, the Fund generally values its assets on the basis of market quotations, the last sale or settlement prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day NAV is calculated. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at fair value estimates by the Adviser under guidelines established by the Board of Trustees. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency. The Fund also relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in the Fund’s portfolio. The pricing service, its methodology or the threshold may change from time to time. Debt obligations with maturities of 60 days or less are valued at amortized cost.
Fair Value Pricing. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Fund's pricing service does not provide a valuation for such securities, the Fund's pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since closing prices were established, but before the time as of which the Fund calculates its NAV. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Fund may value the instruments at fair value, taking into account such events when it calculates the Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Fund may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Fund's fair valuation procedures and will use that market value in the next calculation of NAV.
Rule 12b-1 Fees
The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund may pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No 12b-1 fees are currently authorized to be paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Additional Information Regarding Deferred Tax Liability
Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in the Fund’s daily NAV.
15	Direxion Shares ETF Trust Prospectus

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective maximum statutory federal corporate income tax rate (currently 21%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce a Fund’s NAV.
The Fund also will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of a Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.
The Fund’s deferred tax asset and/or liability balances is estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of a Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per Share, which could be material.
Frequent Purchases and Redemptions. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement (“Authorized Participant Agreement”) with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects
Direxion Shares ETF Trust Prospectus	16

of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although the Fund reserves the right to reject any purchase orders, the Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses. Transaction fees are imposed as set forth in the table in the SAI.
How to Buy and Sell Shares
The Fund issues and redeems Shares only in large blocks of Shares called “Creation Units.”
Most investors will buy and sell Shares in secondary market transactions through brokers. Shares that are listed for trading on the secondary market on the Exchange can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots” at no per-share price differential.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for educational training programs, the development of technology platforms and reporting systems or other administrative services related to the Fund. Ask your salesperson or visit your financial intermediary’s website for more information.
The Fund’s Exchange trading symbol is ZMLP.
Share prices are reported in dollars and cents per Share. For information about acquiring or selling Shares through a secondary market purchase, please contact your broker.
Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” through your brokerage account.
Management of the Fund
Rafferty provides investment management services to the Fund. Rafferty has been managing investment companies since 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of October 31, 2019, the Adviser had approximately $13.7 billion in assets under management.
Under an investment advisory agreement between the Trust and Rafferty, the Fund pays Rafferty fees at an annualized rate of 0.50% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2019, the Adviser received a net management fee of 0.43% as a percentage of average daily net assets from the Fund.
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Fund is included in the Fund’s Annual Report for the fiscal period ended October 31, 2019.
Effective June 28, 2019, Rafferty has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by the Fund, has contractually agreed to pay all Fund expenses as long as it is advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses such as indemnification and litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”). An investment trading team of Rafferty employees assists the Portfolio Managers in the day-to-day management
17	Direxion Shares ETF Trust Prospectus

of the Fund subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of the Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Fund consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Fund, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.
The Fund's Statement of Additional Information ("SAI") provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of securities in the Fund.
Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.
other service providers
Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Fund’s administrator, fund accountant, transfer agent, custodian and index receipt agent. The Distributor is not affiliated with Rafferty or USBFS.
Distributions
Fund Distributions. The Fund pays out dividends from its net investment income, and distributes any net capital gains, if any, to its shareholders at least annually. The Fund is authorized to declare and pay capital gain distributions in additional Shares or in cash. The Fund may have high portfolio turnover, which may cause it to generate significant amounts of taxable income.
Dividend Reinvestment Service. Brokers may make the DTC book-entry dividend reinvestment service (“Reinvestment Service”) available to their customers who are shareholders of the Fund. If the Reinvestment Service is used with respect to the Fund, its distributions of both net income and capital gains will automatically be reinvested in additional and fractional Shares thereof purchased in the secondary market. Without the Reinvestment Service, investors will receive Fund distributions in cash, except as noted above under “Fund Distributions.” To determine whether the Reinvestment Service is available and whether there is a commission or other charge for using the service, consult your broker. Fund shareholders should be aware that brokers may require them to adhere to specific procedures and timetables to use the Reinvestment Service.
Taxes
As with any investment, you should consider the tax consequences of buying, holding, and disposing of Shares. The tax information in this Prospectus is only a general summary of some important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Fund and to an investment in Shares.
Fund distributions to you and your sale of your Shares will have tax consequences to you unless you hold your Shares through a tax-exempt entity or tax-deferred retirement arrangement, such as an individual retirement account or 401(k) plan.
The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments
Direxion Shares ETF Trust Prospectus	18

primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.
As discussed below, the Fund expects that a portion of the distribution it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.
The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant noncash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.
The Fund will also be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP. The Fund may recognize gain as a result of the redemption of Creation Units as discussed below. Cash distributions from an MLP to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.
The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred tax liability will increase NAV. The Fund generally computes deferred income taxes based on the federal tax rate applicable to corporations, currently 21%, and an assumed rate attributable to state taxes. A change in the federal tax rate applicable to corporations and, consequently, any change in the deferred tax liability of the Fund, may have a significant impact on the NAV of the Fund. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment income gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of these investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income taxes, if any, will be incurred over many years depending on if, and when, investment gains and losses are realized, the then current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes.
Distributions made to you by the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Adviser anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Adviser anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your tax basis in the Fund’s Shares with respect to which the distribution is made will be reduced, which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.
Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.” Under current federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15% (20% for taxpayers with taxable income exceeding certain thresholds). For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.
19	Direxion Shares ETF Trust Prospectus

Individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on their “net investment income,” which includes interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).
Dividends paid by the Fund are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of a particular Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.
Capital gain or loss realized upon a sale of Shares on the Listing Exchange generally is treated as a long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, dividends paid to you by the Fund will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. In addition, a 30% U.S. withholding tax will be imposed on dividends and proceeds of sales after December 31, 2018, paid to foreign shareholders if certain disclosure requirements are not satisfied.
Holders of Creation Units. A person who purchases Shares in the Fund by exchanging securities for a Creation Unit generally will recognize capital gain or loss equal to the difference between the market value of the Creation Unit and the person’s aggregate basis in the exchanged securities, adjusted for any Balancing Amount paid or received. A shareholder who redeems a Creation Unit generally will recognize gain or loss to the same extent and in the same manner as described above.
More information about taxes is in the Fund’s SAI.
Additional Information
The Trust enters into contractual arrangements with various parties, which may include, among others, the Fund's investment adviser, custodian, and transfer agent, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index Licensors
ZACKS INVESTMENT RESEARCH, INC. (“ZACKS”) SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUND OR UNDERLYING INDEX. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF ZACKS IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Direxion Shares ETF Trust Prospectus	20

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of the Fund for the periods indicated. The information set forth below was audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, is included in the Annual shareholder report, which is available upon request and incorporated by reference into the Fund's SAI. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
Direxion Zacks MLP High Income Index Shares
For the Year Ended October 31, 2019	$14.28	0.12	0.12	(0.67)	(0.55)	–	–	(1.60)	(1.60)	$12.13
For the Year Ended October 31, 2018	$16.15	0.03	0.01	(0.30)	(0.27)	–	–	(1.60)	(1.60)	$14.28
For the Year Ended October 31, 2017	$18.04	0.12	0.02	(0.41)	(0.29)	–	–	(1.60)	(1.60)	$16.15
For the Year Ended October 31, 2016	$23.28	0.05	(0.05)	(3.69)	(3.64)	–	–	(1.60)	(1.60)	$18.04
For the Year Ended October 31, 2015	$40.24	(0.02)	0.02	(14.03)	(14.05)	–	–	(2.91)	(2.91)	$23.28
21	Direxion Shares ETF Trust Prospectus

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[5]						Portfolio Turnover Rate[7]
	Total Return[4]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]
Direxion Zacks MLP High Income Index Shares
For the Year Ended October 31, 2019	(3.94)%	$49,720	0.65% [8]	0.72%	0.88%	0.65%	0.72%	0.88%	120%
For the Year Ended October 31, 2018	(1.74)%	$52,110	0.65% [8]	0.76%	(0.08)%	0.65%	0.76%	(0.08)%	115%
For the Year Ended October 31, 2017	(1.90)%	$63,781	0.65% [8]	0.94%	0.13%	0.65%	0.94%	0.13%	86%
For the Year Ended October 31, 2016	(15.11)%	$64,039	0.65% [8]	0.99%	(0.27)%	0.65%	0.99%	(0.27)%	151%
For the Year Ended October 31, 2015	(36.20)%	$74,496	0.65% [8]	0.89%	0.07%	0.65%	0.89%	0.07%	171%
[1]	Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.
[3]	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.
[4]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.
[5]	For periods less than a year, these ratios are annualized.
[6]	Net expenses include effects of any reimbursement/waiver or recoupment.
[7]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.
[8]	This ratio excludes current and deferred tax benefits/expenses for all components of the Statement of Operations. Had these amounts been included, the ratio for the years ended October 31, 2015, October 31, 2016, October 31, 2017, October 31, 2018 and October 31, 2019 would be 0.39%, 2.41%, 0.13%, 0.41% and 0.81%, respectively.
Direxion Shares ETF Trust Prospectus	22

Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
More Information on the Direxion Shares ETF Trust
Statement of Additional Information (“SAI”):
The Fund's SAI contains more information on the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Fund's reports will provide additional information on the Fund's investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Fund's performance during that period.
To Obtain the SAI or Fund Reports Free of Charge:
Write to:	Direxion Shares ETF Trust
1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
Reports and other information about the Fund may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File Number: 811-22201

Direxion Shares ETF Trust
Statement of Additional Information
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
Direxion Zacks MLP High Income Index Shares (ZMLP)
The Direxion Shares ETF Trust (“Trust”) is an investment company that offers shares of a variety of exchange-traded funds, including the Direxion Zacks MLP High Income Index Shares (the “Fund”) to the public. Shares of the Fund offered in this Statement of Additional Information (“SAI”) are listed and traded on the NYSE Arca, Inc.
There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. No single Fund is a complete investment program.
This SAI, dated February 28, 2020, is not a prospectus. It should be read in conjunction with the Fund's prospectus dated February 28, 2020 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.
February 28, 2020

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Direxion Shares ETF Trust
The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 124 separate series or “Funds.”
The Fund seeks to provide investment results, before fees and expenses, which correspond to the performance of the Zacks MLP High Income Index (the “Index”).
Shares of the Fund (“Shares”) are issued and redeemed at net asset value per share (“NAV”) only in large blocks called “Creation Units.” The Shares offered in this SAI is listed and traded on the NYSE Arca, Inc. (the “Exchange”).
Creation Units are issued and redeemed in-kind for securities and an amount of cash or entirely cash, in each case at the discretion of Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”). Shares cannot be purchased from, and are not redeemable securities of, the Fund, except when aggregated in Creation Units. Therefore, most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded shares. Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the “Purchases and Redemptions” section below.
There is no assurance that the Fund will achieve its objective and an investment in the Fund could lose money. The Fund is not a complete investment program.
Classification of the Fund
The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. The Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value ("NAV") may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.
Exchange Listing and Trading
The Shares are listed and traded on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) the value of the Index is no longer calculated or available; (iii) the Index no longer meets various liquidity and other metrics as required by the Exchange’s continued listing standards; or (iv)such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of such Fund.
As is the case with other publicly listed securities, when Shares of the Fund are bought or sold through a broker, an investor may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.
The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Rafferty may, from time to time, make payments to certain market makers in the Trust’s shares pursuant to an Exchange authorized program.
In order to provide additional information regarding the value of Shares of the Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for the Fund. The Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of the Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, nor responsible for, the calculation or dissemination of the IOPV and makes no representations or warranty as to its accuracy.
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Investment Policies and Techniques
The Fund generally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of the Index.
The Fund’s investment objective is a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval.
Subject to the limitations described in the “Investment Restrictions” section, the Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund’s investment objective.
This section provides a description of the securities in which the Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in an exchange-traded fund ("ETF") is that its returns will fluctuate and you could lose money.
Bank Obligations
Money Market Instruments. The Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Fund’s ability to resell when it deems advisable to do so.
The Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.
Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. The Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.
Corporate Debt Securities
The Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The Fund may also invest in unrated securities.
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on
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principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance.
On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Also in 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
The Federal Reserve Bank of New York began publishing SOFR in April 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress.
Various financial industry groups have begun planning for the transition from LIBOR to SOFR (or another new benchmark), but there are obstacles to converting certain longer term securities and transactions. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Among other negative consequences, the transition away from LIBOR could:
•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives in which the Fund may invest;
•	Require extensive negotiations of and/or amendments to agreements and other documentation governing LIBOR-linked investments products;
•	Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fall back” provisions that provide for an alternative reference rate in the event of LIBOR’s unavailability; or
•	Cause the Fund to incur additional costs in relation to any of the above factors.
The risks associated with the above factors are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market and the depth of the market for investments based on alternative reference rates. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Energy Infrastructure Industry Risk
The MLPs in which the Fund invests are engaged in the: (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and
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refining of natural gas liquids and crude oil, and (iv) owning, managing and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel. These MLPs are subject to many of the risks associated with investments in the energy infrastructure companies, including the following:
Commodity Risks. The return on the Fund’s investments will depend on the margins received by MLPs and energy infrastructure companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These margins may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political instability, terrorist activities, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices also may make it more difficult for MLPs and energy infrastructure companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Supply and Demand Risks. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a reduction in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely affect the financial performance or prospects of MLPs and energy infrastructure companies. MLPs and energy infrastructure companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, growing interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.
Operational Risks. MLPs and energy infrastructure companies are subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights of way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations. Thus, some MLPs and energy infrastructure companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.
Acquisition Risks. The ability of MLPs and energy infrastructure companies to grow and, where applicable, to increase dividends or distributions to their equity holders can be highly dependent on their ability to make acquisitions of energy businesses that result in an increase in free cash flow. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to make or raise dividends or distributions will be limited and their ability to repay their debt and make payments to preferred equity holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.
Regulatory Risks. MLPs and energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.
For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an MLP or energy infrastructure company may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and energy infrastructure companies.
Rising Interest Rate Risks. The values of securities of MLPs and energy infrastructure companies in the Fund’s portfolio are susceptible to decline when interest rates rise. Accordingly, the market price of the Fund’s common stock may decline when interest rates rise. Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital. This may reduce an MLP’s ability to execute acquisitions or expansion projects in a cost-effective manner.
Terrorism Risks. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding military strikes or actions or a sustained military campaign may affect an MLP’s or energy infrastructure company’s operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.
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Weather Risks. Extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricane Katrina in 2005, or environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the debt and equity securities of the MLPs and energy infrastructure industry in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of MLPs and energy infrastructure companies.
Catastrophe Risk. The operations of MLPs and energy infrastructure companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and energy infrastructure companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect an MLP’s or energy infrastructure company’s operations and financial condition and the securities issued by the company.
Competition Risk. The MLPs and energy infrastructure companies may face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors, including major oil companies, independent exploration and production companies, MLPs and other diversified energy companies, will have superior financial and other resources.
Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items or their derivatives on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or, through acquisitions. The financial performance of MLPs and energy infrastructure companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the depleted reserves. If an MLP or energy infrastructure company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an MLP or energy infrastructure company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
Financing Risk. Some MLPs and energy infrastructure companies may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with MLPs and energy infrastructure companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations to us. In addition, certain MLPs and energy infrastructure companies are dependent on their parents or sponsors for a majority of their revenues.
Equity Securities
Common Stocks. The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. The Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, the Fund may invest in the lowest credit rating category.
Preferred Stock. The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.
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Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Fund may invest in the lowest credit rating category.
Warrants and Rights. The Fund may purchase warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Foreign Securities
The Fund may have both direct and indirect exposure to foreign securities through investments in publicly traded securities such as stocks and bonds, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of the imposition of exchange controls. The prices of such securities may be more volatile than those of U.S. securities. There maybe also be the possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting currencies in connection with purchases and sales of foreign securities.
Non-U.S. stocks markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, the Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to the Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause the Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchanges rates may also affect the earning power and asset value of the foreign entity issuing a security, even on denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing, but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
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Asia-Pacific Countries. In addition to the risks associated with foreign and emerging markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks. The Fund may make substantial investments in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well-capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect the Fund’s ability to operate; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation, a rising unemployment rate, and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption. For example, the Brazilian Federal Police conducted a criminal investigation into corruption allegations, known as Operation Car Wash, which led to charges against high level politicians and corporate executives and resulted in substantial fines for some of Brazil’s largest companies. This has had a widespread political and economic impact and may continue to affect negatively the country and the reputation of Brazilian companies connected with the investigation, and therefore, the
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trading price of securities issued by those companies. While the economy of Brazil has enjoyed substantial economic growth in recent years, there can be no guarantee that this growth will continue.
China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; (vii) differences in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers; and (viii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism.
For over three decades, the Chinese government has been reforming economic and market practice and has been providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possible return to the completely centrally planned economy that existed prior to 1978. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. These and other factors may decrease the value and liquidity of the Fund's investments. The Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration of global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market.
There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with significant operations in China as well as PCAOB-registered auditing firms in China. Currently, the SEC and PCAOB are only able to get limited information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China. These restrictions may result in the unavailability of material information about the Chinese issuers.
In January 2020, in response to the ongoing “trade war,” the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time.
China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted other than through licenses granted by the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses. Each license permits investment in A-shares only up to a specified quota.
Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The nature and duration of such a market disruption or the impact that it may have on the A-Share market are unknown. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.
The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a Fund’s intended scope of investment.
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The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.
Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, the Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although the Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict the Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject the Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading.
Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the EU (referred to as “Brexit”). The referendum introduced significant uncertainties and instability in the financial markets as the UK negotiated its exit from the EU. The UK officially left the EU on January 31, 2020, with a transitional period set to end on December 31, 2020. During this period, the UK effectively remains in the EU’s custom union and single market and continues to obey EU rules. However, the UK is no longer part of the political institutions. The effects of Brexit will depend on any agreement the UK makes to retain access to the EU Common Market either during the transitional period or more permanently and whether the UK enters into any trade deals with other countries, such as the United States. Brexit could lead to legal and tax uncertainty
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and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may negatively affect the City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit would likely create additional economic stresses for the UK, including the potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment.
Brexit may also have a destabilizing impact on the EU to the extent that other member states similarly seek to withdraw from the EU. Any further exits from the EU would likely cause additional market disruptions globally and introduce new legal and regulatory uncertainties.
India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by the Fund. The securities markets in India are comparatively underdeveloped with some exceptions and consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. The limited liquidity of the Indian securities market may also affect the Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track the Index.
The Indian government exercises significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objectives of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss for the Fund.
Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in Indian companies. Foreign investors in India still face burdensome taxes on investments in income producing securities.
While the Indian economy has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, the Fund’s holdings are expected to experience correlated fluctuations. Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy. Agriculture occupies a prominent position in the Indian economy, therefore, it may be negatively affected by adverse weather conditions and the effects of global climate change. These and other factors may decrease the value and liquidity of the Fund's investments.
Italy. Investment in Italian issuers involves risks that are specific to Italy, including, regulatory, political, currency, and economic risks. Italy’s economy is dependent upon external trade with other economies—specifically Germany, France and other Western European developed countries. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the EU and could potentially lead to default. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. Italy has been warned by the Economic and Monetary Union of the EU to reduce its public spending and debt and actions by Italy to cut spending or increase taxes in response could have significant adverse effects on the Italian economy. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating and could decrease outside investment in Italian companies. High amounts of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.
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Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. In December 2019, Japan’s government approved a fiscal stimulus package of nearly $120 billion in order to stimulate its slowing economy, which has been negatively affected by decreased demand from China and by recent political conflicts with South Korea. Japan is heavily dependent on exports and foreign oil and may be adversely affected by higher commodity prices, trade tariffs, protectionist measures, competition from emerging economies, and the economic conditions of its trading partners, such as China. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. The risks of natural disaster of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor markets may negatively impact Japan’s economic competitiveness.
South Korea. South Korean investments may be significantly affected by events influencing its economy, which is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchanges rates and government regulation, and vulnerable to downturns of the world economy, particularly with respects to its four largest export markets (the EU, Japan, United States, and China). South Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. The South Korean economy’s long-term challenges include an aging population, inflexible labor market, and overdependence on exports to drive economic growth. Relations with North Korea could also have as significant impact on the economy of South Korea. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Armed conflict between North Korea and South Korea could have a severe adverse impact on the South Korean economy and its securities markets.
Latin America. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. The governments of certain countries in Latin America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Latin America. Some countries in Latin America may be affected by public corruption and crime, including organized crime. Certain countries in Latin America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Latin America in which a Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund may be adversely affected if it invests in such issuers. Certain Latin American countries may also have managed currencies, which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. Dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Mexico. Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, and economic risks. In the past, Mexico has experienced high interest rates, economic volatility, significant devaluation of its currency
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(the peso), and high unemployment rates. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Additionally, a high level of foreign investment in Mexican assets may increase Mexico’s exposure to risks associated with changes in international investor sentiment. In 2018, the United States, Mexico and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces the current North American Free Trade Agreement among the three countries. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canada Parliament for implementation. The adoption of USMCA may have a significant impact on Mexico’s economy and, consequently, the value of the securities held by a Fund.
The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic component of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. Because commodities such as oil and gas, minerals and metals represent a large portion of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. Mexico’s economy has also become increasingly manufacturing-oriented. Because Mexico’s top export is automotive vehicles, its economy is strongly tied to the U.S. automotive market, and changes to certain segments in the U.S. market could have an impact on the Mexican economy. The automotive industry and other industrial products can be highly cyclical, and companies in these industries may suffer periodic operating losses. These industries can also be significantly affected by labor relations and fluctuating component prices. The agricultural and mining sectors of Mexico’s economy also account for a large portion of its exports, and Mexico is susceptible to fluctuations in the price and demand for agricultural products and natural resources. In addition, Mexico has privatized or has begun the process of privatization of certain entities and industries, and some investors have suffered losses due to the inability of the newly privatized entities to adjust to a competitive environment and changing regulatory standards.
Mexico has been destabilized by local insurrections, social upheavals and drug-related violence. Additionally, violence near border areas, border-related political disputes, and other social upheaval may lead to strained international relations. Mexico has also experienced contentious and very closely decided elections. Changes in political parties and other political events may affect the economy and contribute to additional instability. Recurrence of these or similar conditions may adversely impact the Mexican economy.
Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political, economic, and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western business investment continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to the Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund.
As a result of continuing political tensions and armed conflicts, including the conflict between Ukraine and Russia, the United States and the EU imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s investments.
Depositary Receipts
To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depository receipts are receipts,
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typically issued by a financial institution, with evidence of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S. the Fund may avoid certain risks related to investing in foreign securities in non-U.S. markets, however, ADRs do not eliminate all risks inherent in investing in the securities of foreign issuers.
EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities, in which the Fund may invest. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.
Foreign Currencies
The Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.
The value of the Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that the Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation
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in the Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.
Currency Transactions. The Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Fund also enters into forward currency contracts. See “Futures Contracts, Options, and Other Derivative Strategies” section below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, the Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security.
The Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
The Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
The Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates.
The Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a commodity pool operator (“CPO”).
At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
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Since the Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although the Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.
Risks of currency forward contracts. The successful use of these transactions will usually depend on the Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While the Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Foreign Currency Options. The Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign
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currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Hybrid Instruments
The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Illiquid Investments and Restricted Securities
The Fund may purchase and hold illiquid investments. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid.
The term “illiquid investments” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Rafferty, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund
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should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, Rafferty will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.
The Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”), or Rafferty, under Board-approved guidelines, has determined are liquid. The Fund currently does not anticipate investing in such restricted securities. However, to the extent that the Fund does invest in such restricted securities, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund could adversely affect the marketability of such portfolio securities, and the Fund may be unable to dispose of such securities promptly or at reasonable prices.
Indexed Securities
The Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.
Futures Contracts, Options, and Other Derivative Strategies
Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (“reference assets”) and may relate to stocks bonds, interest rates, credit currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain long or short exposure to the value of a reference asset without actually owning or selling the instrument. Examples of derivative instruments include futures contracts, swap agreements, options, options on futures contracts and forward currently contracts.
The Fund may enter into derivatives instruments which may include futures contracts, forward contracts, options on currencies, commodities, indices, or futures contracts and swaps which provide long and short exposure to reference assets. Derivatives may be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests in non-derivative instruments. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
The use of derivative instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition, the Fund’s ability to use derivative instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”
Under current CFTC regulations, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Pursuant to a claim for exemption filed with the National Futures Association, the Fund is not deemed to be a commodity pool under the Commodity Exchange Act.
The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation and/or change the competitive landscape. In this regard, any further
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amendment to the Commodity Exchange Act or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Fund’s ability to engage in derivative transactions and/or increase the costs of such derivative transactions such that the Fund may be unable to implement its investment strategy.
In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with derivative instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivative instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
Special Risks. The use of derivative instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular derivative instruments are described in the sections that follow.
(1) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(2) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.
(3) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.
Cover. Transactions using derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bancorp Fund Services, LLC (“USBFS”), in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Futures Contracts. The Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts as a substitute for a comparable market position in the underlying security or index, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.
Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.
The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to
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make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Certain futures contracts are cash-settled, meaning the futures contract obligates the seller to deliver (and purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
Whether the Fund realizes a gain/loss from futures activities depends generally upon the movements in the underlying reference asset (generally a commodity, currency, security or index). The extent of the Fund’s loss from an unhedged short position in a futures contract is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment.
Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts. The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to, or greater than, the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.
Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. The Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
A purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract. There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging
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to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.
Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.
Forward Contracts. The Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for
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an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® and other exchanges, as well as the OTC markets.
By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.
If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Composite Stock Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration
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date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options on Futures Contracts. When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade.
Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If the Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Options on Futures Contracts. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
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Caps, Floors and Collars
The Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always, a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially, or entirely, offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. The Fund may be both a buyer and seller of these instruments. In addition, the Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Fund may vary from the typical examples described here.
Swap Agreements
The Fund may enter into swap and other derivatives to obtain exposure to an underlying asset without actually purchasing such asset. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on, or increase/decrease, in value of a particular dollar amount invested in a “basket” of securities representing a particular index or an ETF representing a particular index or group of securities.
The Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, the Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. The Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator would decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if the Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, the Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, Rafferty may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used only swaps on the underlying index. Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps.
Common Types of Swaps
The Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.
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Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. For example, the Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease the Fund’s exposure to long- or short-term interest rates. For example, the Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.
Other Financial Instruments. Other forms of swaps that the Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Mechanics of Swaps
Payments. Most swaps entered into by the Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. The Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. The Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
Counterparty Credit Risk. The Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless Rafferty believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the swaps, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because, in a cleared swap, a clearing organization becomes substituted for each counterparty to a cleared swap. The clearing organization takes on the obligations of each side of the swap and the Fund would only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund. Upon entering into a cleared swap, the Fund may be required to deposit with its futures commission merchant an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the clearing organization that clears the trade). This amount is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to the Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the subsequent payments. The subsequent payment also includes the daily portion of the periodic payment stream.
Termination and Default Risk. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Swap Regulation
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While the Fund is not directly subject to these requirements, where the Fund’s counterparty is subject to the requirements, uncleared swaps between the Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what the
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Fund would agree with its counterparty in the absence of such regulation. In all events, where the Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the Fund is in default on its obligations to the swap counterparty.
In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial collateral rules do not apply to the Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and it is possible that in the future, the rules could apply to the Fund. In the event that the rules apply, they would impose significant costs on the Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Rafferty’s ability to manage the Fund, may impair the Fund’s ability to achieve its investment objective and/or may result in reduced returns to the Fund’s investors.
Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution f standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.
Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.
In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM)
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initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by the Fund or may be received by the Fund in accordance with collateral controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional amounts to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If the Fund has a loss of less than the collateral amount, the excess collateral is returned to the Fund. If the Fund has a gain, the full collateral amount and the amount of the gain is paid to the Fund.
Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to correctly predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.
Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s swap transactions. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of the Fund’s identity as intended. Certain IRS positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.
Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for the Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
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Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by the Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional collateral requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain requirements on uncleared swaps in the near future, which are likely to impose higher collateral requirements on uncleared swaps.
Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.
Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher collateral requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.
Other Investment Companies
The Fund may invest in the securities of other investment companies, including open- and closed-end funds and ETFs. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations.
The Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock.
Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) and (B) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. If the Fund invests in investment
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companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Also, to the extent that an ETF has exemptive relief under Section 12(d)(1)(J), the Fund may rely on that exemptive relief to exceed the limits imposed by Section 12(d)(1)(A).
Shares of another investment company or ETF that has received exemptive relief from the SEC to permit other funds to invest in its shares without these limitations are excluded from such restrictions to the extent that the Fund has complied with the requirements of such orders. To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.
Exchange-Traded Products. The Fund may invest in Exchange Traded Products (“ETPs”), which include ETFs, partnerships, commodity pools or trusts that are bought and sold on a securities exchange. ETPs and ETNs trade like stocks on a securities exchange at market price rather than NAV and, as a result, ETP and ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund may also invest in exchange-traded notes (“ETNs”), which are structured debt securities, whereby the issuer of the ETN promises to pay ETN holders the return on an index or market segment over a certain period of time and then return the principal of the investment at maturity. Whereas ETPs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Therefore, ETNs are subject to the credit risk of the issuer of the ETN, which is different than other ETPs. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Most ETPs and ETNs are designed to track a particular market segment or index, although an ETP or ETN may be actively managed. ETPs and ETNs share expenses associated with their operation, typically including advisory fees and other management expenses. When the Fund invests in an ETP or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETP’s or ETN’s expenses. ETPs and ETNs trade like stocks on a securities exchange at market prices rather than NAV and as a result ETP or ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The risks of owning an ETP or ETN generally reflect the risks of owning the underlying securities the ETP or ETN is designed to track, although lack of liquidity in an ETP or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETP or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETP or ETN.
Additionally, the Fund may invest in swap agreements referencing ETFs. If the Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the Index.
Money Market Funds. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In October 2016, the SEC implemented amendments to money market fund regulations (“Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also implemented additional diversification, stress testing, and disclosure measures. The Amendments represented significant departures from the traditional operation of money market funds. Any impact on the trading and value of money market instruments may negatively affect the Fund’s yield and return potential.
Repurchase Agreements
The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, the Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. The Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.
The Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or
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bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.
Reverse Repurchase Agreements
The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.
Securities Lending
The Fund may lend portfolio securities to certain borrowers that Rafferty determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned, marked to market daily. Borrowers continuously secure their obligations to return securities on loan from the Fund by depositing any combination of short-term U.S. government securities and cash as collateral with the Fund. No securities loan will be made on behalf of the Fund if, as a result, the aggregate value of all securities loaned by the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received) or such lower limit as set by Rafferty or the Board. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. A Fund may also receive such fees on “special” loans that are cash-collateralized. Any cash collateral may be reinvested in money market funds. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee. However, such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return of cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund could experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its investment of cash collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund while its securities are loaned out will not be considered qualified dividend income.
Short Sales
The Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund will also incur transactions costs when conducting short sales.
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Until the Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.
The Fund will incur a loss as a result of a short sales or short exposure to reference assets utilizing derivatives if the price of the security or reference asset increases between the date of the short sale or exposure and the date on which the Fund replaces the borrowed security or terminates the derivatives providing short exposure. The Fund will realize a gain if the price of a security or reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale or derivatives that provide short exposure.
U.S. Government Securities
The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities. U.S. government securities include U.S. Treasury obligations, which includes U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury obligations are backed by the full faith and credit of the United States.
U.S. government securities also include obligations issued by U.S. government agencies and instrumentalities (“GSEs”) that are backed by the full faith and credit of the U.S. government (such as securities issued or guaranteed by the Federal Housing Administration, the Government National Mortgage Association (“Ginnie Mae®”), the Export-Import Bank of the United States, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration).
Also, U.S. government securities include securities that are guaranteed by U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government (such as Fannie Mae®, Freddie Mac®, or the Federal Home Loan Banks). These U.S. government-sponsored entities, although chartered and sponsored by the U.S. Congress, are not guaranteed, nor insured, by the U.S. government. They are supported only by the credit of the issuing agency, instrumentality or corporation.
Since 2008, Fannie Mae® and Freddie Mac® have been in conservatorship and have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The Federal Housing Finance Agency ("FHFA") and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. The MBS purchase programs technically ended in 2010 but the U.S. Treasury has continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012 and other governmental entities have provided significant support to Fannie Mae® and Freddie Mac®. There is no guarantee, however, that they will continue to do so. An FHFA stress test suggested that in a “severely adverse scenario” additional Treasury support of between $42.1 billion and $77.6 billion (depending on the treatment of deferred tax assets) might be required. Since then Congress has permanently reduced the corporate income tax rate from 35% to 21% starting January 1, 2018. This reduction could cause a substantial net loss and net worth deficit for the year in which the legislation is enacted. Should they experience such a net worth deficit, they could be required to draw additional funds from the U.S. Treasury to avoid being placed in receivership. Accordingly, no assurance can be given that Fannie Mae® and Freddie Mac® will remain successful in meeting their obligations with respect to the debt and MBSs that they issue.
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In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Nevertheless, discussions among policymakers have continued as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. In September 2019, the U.S. Treasury released its plan to reform the housing finance system, which includes reforms to Fannie Mae® and Freddie Mac®. The impact of these reforms are not yet known. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations related to certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Congress is currently considering several pieces of legislation that would reform GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.
U.S. Government Sponsored Enterprises (“GSEs”)
GSE securities are securities issued by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae® and Freddie Mac®, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.
When-Issued Securities
The Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. The Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. The Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If the Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to the Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.
Zero-Coupon, Payment-In-Kind and Strip Securities
The Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.
An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause the Fund to recognize income and be required to make distributions thereof to shareholders
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before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, the Fund could be required at times to liquidate other investments to satisfy distribution requirements.
The Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.
Other Investment Risks and Practices
Borrowing. The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Fund’s NAV and on the Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for shareholders will be reduced.
The Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.
As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.
Under current pronouncements, certain obligations under futures contracts, forward contracts and swap agreements to the extent that the “covers” its obligations as discussed in the “Futures Contracts, Options, and Other Derivatives Strategies” section will not be considered a “senior security” and, therefore, will not be subject to the 300% asset coverage requirements otherwise applicable to borrowings.
Portfolio Turnover. The Trust anticipates that the Fund’s annual portfolio turnover will vary. The Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose terms-to-maturity at the time of acquisition were less than 397 days, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have remaining terms-to-maturity of less than 397 days. In any given period, all of the Fund’s investments may have remaining terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero. However, the Fund’s portfolio turnover rate calculated with all securities whose terms-to-maturity were less than 397 days is anticipated to be unusually high.
High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Correlation and Tracking Risk
Several factors may affect the Fund's ability to track the performance of the Index. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) less than all of the securities in the Index being held by the Fund and securities not included in the Index being held by the Fund; (3) an imperfect correlation between the performance of instruments held by the Fund, such as other investment companies, including ETFs, futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads; (5) the Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform the Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; and (7) disruptions and illiquidity in the markets for securities or derivatives held by the Fund.
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While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, the Fund’s short-term performance will reflect such deviation from the Index. The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
Cybersecurity Risk
Since the use of technology has become more prevalent in the course of business, the Fund may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or a Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Fund. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or the Fund's Adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause the Fund to violate applicable privacy and other laws. The Fund's service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cybersecurity systems of the issuers of securities in which the Fund invests or the Fund's third party service providers (including the Fund's transfer agent and custodian).
Potential Substantial After-Tax Correlation and Tracking Risk
The Fund will be subject to taxation on its taxable income. The Fund’s NAV will also be reduced by the accrual of any current or deferred tax liabilities. The Index, however, is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index, even if the pretax performance of the Fund and the performance of the Index are closely correlated.
Investment Restrictions
The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders’ meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays), or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.
The Fund may not:
1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
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4.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. However, the Fund, which tracks an underlying index, will only concentrate its investment in a particular industry or group of industries to approximately the same extent that its underlying index is so concentrated.
5.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
6.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.
7.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.
Portfolio Transactions and Brokerage
Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.
In effecting portfolio transactions for the Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the Index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Fund believes that the requirement to always seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.
Rafferty may use research and services provided to it by brokers in servicing the Fund; however, not all such services may be used by Rafferty in connection with the Fund. While the receipt of such information and services is useful in varying degrees and may reduce the amount of research or services otherwise provided to the Fund by Rafferty, the receipt of such information and these services does not reduce the investment advisory fee paid by the Fund.
Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
Aggregate brokerage commissions paid by the Fund for the fiscal periods shown are set forth in the table below:
Direxion Zacks MLP High Income Index Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$50,042
Year Ended October 31, 2018	$40,953
Year Ended October 31, 2017	$45,530
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Portfolio Holdings Information
The Fund’s portfolio holdings are disclosed on the Fund's website at www.direxion.com each day the Fund is open for business. In addition, disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
The portfolio composition file (“PCF”), which contains portfolio holdings information, and the IOPV, which contains certain pricing information related to the Fund’s portfolio holdings, are also made available daily, including to the Fund's service providers to facilitate the provision of services to the Fund and to certain other entities as necessary for transactions in Creation Units. Such entities include: (i) National Securities Clearing Corporation (“NSCC”) members; (ii) subscribers to various fee-based services, including entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Fund in the secondary market; (iii) investors that have entered into an “Authorized Participant Agreement” with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”); and (iv) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management including personnel of the Adviser and the Fund's distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
In addition, the Fund's Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the nonpublic information. In this regard, from time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request such information. The CCO shall report any disclosures made pursuant to this exception to the Board.
Management of the Trust
The Board of Trustees
The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty and USBFS. The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. Rafferty, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees.”) The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.
The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Fund. In addition, under the general oversight of the Board, Rafferty and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Fund's investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund's compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.
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The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund's compliance program.
Board Structure and Related Matters
Independent Trustees constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Fund's independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of series overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of series in the complex.
The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 124 portfolios within the Trust, 14 portfolios within the Direxion Funds and no portfolios within the Direxion Insurance Trust. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Funds and the Direxion Insurance Trust.
The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.
The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Funds and Direxion Insurance Trust, the other registered investment companies in the Direxion mutual fund complex. Rafferty is also the sole owner of Direxion Advisors, LLC ("Direxion"), investment adviser to certain series of the Trust. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019.
Interested Trustee
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 51	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	138	None.
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Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	138	None.
John A. Weisser Age: 78	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	138	Director until December 2016: The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

David L. Driscoll Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	138	None.
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	138	None.
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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Henry W. Mulholland Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	138	None.
Kathleen M. Berkery(3) Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010-2017 as Financial Advisor	138	None.
(1)	Mr. O’Neill is affiliated with Rafferty and Direxion because he owns a beneficial interest in Rafferty.
(2)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
(3)	Ms. Berkery was elected as a Trustee on November 26, 2019.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty and Direxion. Mr. O’Neill was the Managing Director of Rafferty from 1999 through January 2019 and Managing Director of Direxion from its inception in November 2017 through January 2019.
Gerald E. Shanley III: Mr. Shanley has extensive audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.
John A. Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.
David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.
Jacob C. Gaffey: Mr. Gaffey has extensive experience with providing investment banking and valuation services to various companies. Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.
Henry W. Mulholland: Mr. Mulholland has extensive experience with equity trading, risk management, equity market structure as well as managing regulatory and compliance matters.
Kathleen M. Berkery: Ms. Berkery has extensive experience with estate planning, estate administration, fiduciary income taxation, financial planning, finance, as well as business sales and development, and marketing.
Board Committees
The Trust has an Audit Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey, and Mulholland and Ms. Berkery. The members of the Audit Committee are Independent Trustees. The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision
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of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met three times during the Trust’s most recent fiscal year.
The Trust also has a Nominating and Governance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery, each of whom is an Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to the Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met four times during the Trust’s most recent fiscal year.
The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery. The members of the Qualified Legal Compliance Committee are Independent Trustees of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007-April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 46	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl Age: 43	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011	General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.
				N/A	N/A
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The following table shows the amount of equity securities owned in the Fund and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2019:
Dollar Range of Equity Securities Owned:	Interested Trustee:	Independent Trustees:
	Daniel D. O’Neill	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey	Henry W. Mulholland	Kathleen M. Berkery
Direxion Zacks MLP High Income Index Shares	$0	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000	$0	$1-$10,000	$0	$0	$0	$0
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The Trust’s Trust Instrument provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
No officer, director or employee of Rafferty receives any compensation from the Fund for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended October 31, 2019:
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Name of Person, Position	Aggregate Compensation From the Trust(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustee
Daniel D. O’Neill	$0	$0	$0	$0
Independent Trustees
Gerald E. Shanley III	$100,000	$0	$0	$133,333
John A. Weisser	$100,000	$0	$0	$133,333
David L. Driscoll	$100,000	$0	$0	$133,333
Jacob C. Gaffey	$100,000	$0	$0	$133,333
Henry W. Mulholland	$100,000	$0	$0	$133,333
Kathleen M. Berkery(3)	$0	$0	$0	$0
(1)
Trustee compensation is allocated across the operational Funds of the Trust based on the proportion of the Fund’s net assets to the total net assets of the operational Funds of the Trust.
(2)
For the fiscal year ended October 31, 2019, Trustees’ fees and expenses in the amount of $500,000 were incurred by the Trust.
(3)
Ms. Berkery was elected to the Board of Trustees on November 26, 2019 and therefore did not receive any compensation from the Direxion Family of Investment Companies for the fiscal year ended October 31, 2019.
Principal Shareholders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.
As of February 1, 2020, the following shareholders were considered to be either a principal shareholder or control person of the Fund:
Direxion Zacks MLP High Income Index Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	The Charles Schwab Corporation	DE	30.42%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	11.32%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	10.82%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	10.59%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	7.00%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	N/A	N/A	5.45%	Record
In addition, as of February 1, 2020, the Trustees and Officers as a group owned less than 1% of the outstanding shares of the Fund.
Investment Adviser
Rafferty, 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019, provides investment advice to the Fund. Rafferty was organized as a New York limited liability company in June 1997. Michael Rafferty and Kathleen Rafferty Hay control Rafferty through their ownership in Rafferty Holdings, LLC and Daniel D. O’Neill controls Rafferty through his ownership in Minakian Partners, LLC.
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Under an Investment Advisory Agreement (“Advisory Agreement”) between Rafferty and the Trust, on behalf of the Fund dated August 13, 2008, Rafferty provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.
The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Fund in compliance with the 1940 Act. After an initial approval period of two years, the Advisory Agreement is renewable with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement automatically terminates on assignment and is terminable upon a 60-day written notice either by the Trust or Rafferty.
Pursuant to the Advisory Agreement, the Fund pays Rafferty a fee at an annualized rate based on a percentage of its average daily net assets of 0.50%.
Effective June 28, 2019, Rafferty has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee rate paid to Rafferty by the Fund, has contractually agreed to pay all Fund expenses as long as it is the advisor to the Fund, other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses such as indemnification and litigation or other expenses outside the typical day-to-day operations of the Fund. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
Prior to June 28, 2019, Rafferty was party to an Operating Expense Limitation Agreement with the Fund. Under this Operating Expense Limitation Agreement, Rafferty contractually agreed to waive all or a portion of its management fee and/or to reimburse the Fund for Other Expenses incurred during the period in which the Operating Expense Limitation Agreement was in effect (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) to the extent that the Fund’s Total Annual Fund Operating Expenses exceed a specified amount. Any expense waiver or reimbursement was subject to recoupment by the Adviser within the following three years only if the Fund’s Total Annual Fund Operating Expenses fell below the lesser of the applicable percentage limitation and any percentage limitation in place at the time of the waiver.
The table below shows the advisory fees and operating services fees incurred by the Fund, the total amount of fees waived and/or reimbursed by Rafferty prior to June 28, 2019, and the total amount of fees paid to Rafferty by the Fund for the fiscal years ended October 31.
Direxion Zacks MLP High Income Shares	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$259,112	$ 37,708	$27,632	$249,036
Year Ended October 31, 2018(1)	$289,850	$105,972	$-	$183,878
Year Ended October 31, 2017	$433,549	$213,526	$-	$220,023
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $43,621.
Pursuant to the Management Services Agreement, Rafferty performs certain administrative services on behalf of the Fund, such as negotiating, coordinating and implementing the Trust’s contractual obligations with the Fund's service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers as requested or as deemed necessary; and other services that are described in the Management Services Agreement. For these services, the Trust pays to Rafferty a fee at the annual rate of 0.026% on the first $10 billion of the aggregate average daily net assets of the Funds in the Trust and 0.024% on the aggregate net assets above $10 billion. This Management Services Agreement was paid by the Fund prior to June 28, 2019. The Operating Services Agreement described above now covers all such expenses.
The table below shows the Management Services Fees paid prior to June 28, 2019:
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Direxion Zacks MLP High Income Shares	Management Fees Paid
November 1, 2018 - June 28, 2019	$8,557
Year Ended October 31, 2018	$14,756
Year Ended October 31, 2017	$15,343
Rafferty shall not be liable to the Trust or any Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Fund's distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by the Fund, subject to certain restrictions.
Portfolio Managers
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Fund. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Fund subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of the Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Fund consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Fund, so that no single individual is assigned to a specific Fund for extended periods of time.
In addition to the Fund, Mr. Brigandi and Mr. Ng manage the following other accounts as of October 31, 2019:
Accounts	Total Number of Accounts	Total Assets (In Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	103	$13.4	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
Rafferty manages no other accounts with investment objectives similar to those of the Fund. In addition, two or more funds advised by Rafferty may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions. Generally, due to the nature of the various Funds advised by Rafferty, if the Fund with a leveraged investment objective increases in value, the performance of the Fund with an inverse or an inverse leveraged investment objective will decrease in value and vice versa. Rafferty ordinarily executes transactions for the Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.
Rafferty has not identified any additional material conflicts between the Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from the Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.
The investment team’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on the Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.
Mr. Brigandi and Mr. Ng did not own any shares of the Fund as of October 31, 2019.
Proxy Voting Policies and Procedures
The Board has adopted policies and procedures with respect to voting proxies (the “Proxy Policy”) related to portfolio securities of the Fund. Pursuant to these policies and procedures the Board of the Trust has delegated responsibility for voting such proxies to the Adviser, subject to the Board’s continuing oversight.
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The Proxy Policy is intended to protect shareholder interests and comply with applicable state and federal corporate and securities laws. It applies to any voting rights with respect to securities held in accounts of the Fund. To assist the Adviser in its responsibility for voting proxies and administering the overall proxy voting process, the Adviser has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P.; a leading U.S. middle market private equity firm. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues monthly reports which are reviewed by the Adviser to assure proxies are being voted properly. The Adviser and ISS also perform checks on a quarterly basis to match the voting activity with available shareholder meeting information. ISS’ management meets on a regular basis to discuss its approach to new developments and amendments to existing proxy voting guidelines (the “Guidelines”). Information on such developments and amendments are then provided to the Adviser.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests and rights. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues and factors considered when resolving proxy issues in the Guidelines include, but are not limited to:
•	Election of Directors – considering all factors such as director qualifications, term of office and age limits.
•	Proxy Contests – considering factors such as voting nominees in contested elections and reimbursement of expenses.
•	Election of Auditors – considering factors such as independence and reputation of the auditing firm.
•	Proxy Contest Defenses – considering factors such as board structure and cumulative voting.
•	Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.
•	Capital Structure – considering factors such as common stock authorization and stock distributions.
•	Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.
•	State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.
•	Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.
•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.
•	Social and Corporate Responsibility Issues – considering factors such as social, environmental, and labor issues.
A full description of the Guidelines and voting policy is maintain by the Adviser, and a complete copy of the Guidelines is available without charge, upon request by calling the Adviser at (866) 476-7523.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Fund's shareholders and the Adviser, the Distributor or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly-traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Adviser to monitor potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines.
Proxy Voting Recordkeeping
The Adviser, with the assistance of ISS, maintains for a period of at least five years, a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Fund voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Adviser at (866) 476-7523 or on the SEC’s website at http://www.sec.gov.
Fund Administrator, Fund Accounting Agent, Transfer Agent and Custodian
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s administrator. Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, serves as the Fund’s transfer agent, fund accountant, custodian and index receipt agent. Rafferty also performs certain administrative services for the Fund.
Pursuant to a Fund Administration Servicing Agreement between the Trust and USBFS, USBFS provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays USBFS a fee based on the Trust’s total average daily net assets. USBFS also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust to USBFS pursuant to the Fund Administration Servicing Agreement for the fiscal years indicated is set forth in the table below.
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Fees paid to the Administrator
Year Ended October 31, 2019*	$2,019,812
Year Ended October 31, 2018	$2,046,515
Year Ended October 31, 2017	$2,402,024
Effective November 1, 2017, the Fund is included in a Fund Accounting Agreement between the Trust and BNYM, whereby BNYM provides the Fund, as well as all other series of the Trust, with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these accounting services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses. The amount of fees paid by the Trust to BNYM pursuant to the Fund Accounting Agreement for the fiscal year indicated is set forth in the table below.
Fees paid to the Fund Accounting Agent
Year Ended October 31, 2019*	$1,847,466
Year Ended October 31, 2018	$1,876,840
From the inception of the Fund until October 31, 2017, the Fund and USBFS were parties to a Fund Accounting Servicing Agreement, whereby USBFS provided the Fund and another series of the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these accounting services, the Trust paid USBFS a fee based on the Trust’s total average daily net assets. USBFS also was entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses. The amount of fees paid by the Trust to USBFS pursuant to the Fund Accounting Servicing Agreement for the fiscal periods indicated is set forth in the table below.
Fees paid to the Fund Accounting Agent
Year Ended October 31, 2017	$25,401
Effective November 1, 2017, the Fund is included in a Custody Agreement between the Trust and BNYM, whereby BNYM serves as the custodian of the Fund, along with the rest of the Funds in the Trust. The custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Fund’s total average daily net assets and certain settlement charges. The custodian is also entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust to BNYM pursuant to the Custody Agreement for the fiscal year indicated is set forth in the table below.
Fees paid to the Custodian
Year Ended October 31, 2019*	$1,096,678
Year Ended October 31, 2018	$1,132,612
From the inception of the Fund until October 31, 2017, the Fund and U.S. Bank, N.A. were parties to a Custody Agreement, whereby U.S. Bank, N.A. served as the custodian of the Fund’s assets. The custodian held and administered the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the custodian received an annual fee based on the Fund’s total average daily net assets and certain settlement charges. The custodian also was entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust pursuant to the agreement for the fiscal periods indicated is set forth in the table below.
Fees paid to the Custodian
Year Ended October 31, 2017	$8,729
Effective November 1, 2017, the Fund is included in a Transfer Agency and Service Agreement between the Trust and BNYM, whereby BNYM provides the Fund with transfer agent services, which includes Creation and Redemption Unit order processing. As compensation for these transfer agent services, the Trust pays BNYM a fee based on the Fund’s daily net assets. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above. The amount of fees paid by the Trust to BNYM pursuant to the Transfer Agency and Service Agreement for the fiscal year indicated is set forth in the table below.
Fees paid to the Transfer Agent
Year Ended October 31, 2019*	$1,287,942
Year Ended October 31, 2018	$1,171,567
From the inception of the Fund until October 31, 2017, the Fund and USBFS were parties to a Transfer Agency and Service Agreement between the Trust and USBFS, whereby USBFS provided the Fund with transfer agent services, which included Creation and Redemption Unit order processing. As compensation for these transfer agent services, the Trust paid USBFS
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a fee based on the Fund’s daily net assets. USBFS also was entitled to certain out-of-pocket expenses for the services mentioned above. The amount of fees paid by the Trust pursuant to the Transfer Agency and Service Agreement for the fiscal periods indicated is set forth in the table below.
Fees paid to the Transfer Agent
Year Ended October 31, 2017	$22,953
*Effective June 28, 2019, certain of the Funds in the Trust became party to the Operating Services Agreement and as a result, the Adviser assumed responsibility for paying those Funds’ portion of the fees due to USBFS and BNYM from the Trust.
Securities Lending
Effective August 25, 2017, the Fund has entered into a Securities Lending Authorization Agreement with BNYM (the “Securities Lending Agreement”) whereby BNYM will be the Lending Agent for the Fund. The Fund retains a portion of the securities lending income and remits the remaining portion to BNYM as compensation for its services as securities lending agent. Securities lending income is generally equal to the net income earned from the reinvestment of cash collateral after payment of cash collateral fees, and any fees or other payments from borrowers of securities.
BNYM acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. BNYM determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNYM ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the Fund’s relevant account on the date such amounts are delivered by the borrower to BNYM. BNYM receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNYM marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 102% of the market value of the loaned securities. At the termination of the loan, BNYM returns the collateral to the borrower upon the return of the loaned securities to BNYM. BNYM invests cash collateral in accordance with the Securities Lending Agreement. BNYM maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. The Fund shall receive the net securities lending revenue based on the securities lent from its holdings. The Fund may also pay custodial fees and other expenses associated with a loan.
As of October 31, 2019, the dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by the Fund were as follows:
Fees and/or Compensation for Securities Lending Activities and Related Services
Fund Name	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from the Revenue Split	Fees Paid for any Cash Collateral Manage- ment Service (Including Fees Deducted from a Pooled Cash Collateral Reinvest- ment Vehicle) that are not Included in the Revenue Split	Admin- istrative Fees not Included in the Revenue Split	Indem- nification Fees not Included in the Revenue Split	Borrower Rebates	Other Fees not Included in the Revenue Split (specify)	Aggregate Fees/ Comp- ensation for Securities Lending Activities	Net Income from Securities Lending Activities
Direxion Zacks MLP High Income Index Shares	$539,301	$152,648	$-	$-	$-	$17,283	$-	$169,931	$369,370
Distributor
Foreside Fund Services, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares. The Distributor is a broker-dealer registered with the SEC
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under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Fund for sale through the Distributor in Creation Units, as described below. The Distributor will not sell or redeem Shares in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays the Distributor for distribution-related services. For the fiscal year ended October 31, 2019, the Distributor received $1,092,816 as compensation from Rafferty for distribution services provided to the Trust, including the distribution services provided for the Fund. For the fiscal year ended October 31, 2019, Foreside did not receive any underwriting commission or discounts, compensation on redemptions and repurchases, or brokerage commissions from the Fund.
The Adviser may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The Adviser had arrangements to make payments based on an annual fee for its services, as well as based on the average daily assets held by Schwab customers in certain funds managed by the Adviser, for services other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote select funds managed by the Adviser, to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of those funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser from its own resources and not from the assets of funds managed by the Adviser. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Fund, other ETFs advised by the Adviser or other exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other funds managed by the Adviser.
Distribution Plan
Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Fund's principal underwriter, and Rafferty may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, the Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Fund.
The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Fund. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made.
The Rule 12b-1 Plan permits payments to be made by the Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Rule 12b-1 Plan authorizes payments by the Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”), 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, is the independent registered public accounting firm for the Trust. The Financial Statements of the Fund for the fiscal year ended October 31, 2019, audited by EY, have been included in reliance on their report given on their authority as experts in accounting and auditing.
Legal Counsel
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.
Determination of Net Asset Value
A fund’s share price is known as its NAV. The Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther
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King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated. The value of the Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price or settlement price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.
For purposes of determining NAV per share of the Fund, options and futures contracts are valued based on market quotations or the last sales or settlement price of the exchange on which an asset trades. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued. A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day a share price is calculated.
For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).
OTC securities held by the Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of the Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.
Dividend income and other distributions are recorded on the ex-distribution date.
Illiquid securities, securities for which reliable quotations or pricing services are not readily available, all other assets not valued in accordance with the foregoing principles or for which pricing information is deemed unreliable, or to the Adviser’s knowledge, does not reflect a significant event occurring in the market, the security or asset will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Fund are valued at fair value.
Additional Information Concerning Shares
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on April 23, 2008, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series of class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Trust Instrument confers upon the Broad of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable.
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The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Trust Instrument disclaims liability of the shareholders of the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification from the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts
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proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
Purchases and Redemptions
The Trust issues and redeems Shares of the Fund only in aggregations of Creation Units. The number of Shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of the Fund’s inception were 50,000 and $2,000,000, respectively.
See “Purchase and Issuance of Creation Units” and “Redemption of Creation Units” below for more information about transacting in the Shares. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of the Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board for any other reason.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined above), of an order in proper form.
Creation Units of Shares may be purchased only by or through an Authorized Participant by depositing a basket of securities and/or cash with the Fund. The consideration for purchase of a Creation Unit of Shares of the Fund consists of either cash or the Deposit Securities (defined below) that may be a representative sample of the securities in the Index, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposits”). The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities and the NAV of the Creation Unit(s) being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. BNYM or Rafferty makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each security (“Deposit Securities”) to be included in a current Creation Unit purchase (based on information at the end of the previous Business Day) for the Fund. The identity and number of shares of the Deposit Securities required for a Creation Unit will change from time to time. The Fund reserves the right to permit or require the substitution of an amount of cash –i.e., a “cash in lieu” amount – to be added to the Balancing Amount to replace any Deposit Security that may not be available in sufficient quantity for delivery, eligible for transfer through the clearing process (discussed below) or the Federal Reserve System or eligible for trading by an Authorized Participant or the investor for which it is acting. For such custom orders, “cash in lieu” may be added to the Balancing Amount. You must also pay a Transaction Fee, as described in the Prospectus, in cash.
The identity and number of shares of the Deposit Securities required for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by Rafferty with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index or may be a representative sample of the securities in the Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to Rafferty on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the Fund, or resulting from stock splits and other corporate actions. In addition to the list
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of names and numbers of securities constituting the current Deposit Securities of a Creation Unit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of the Fund, will be made available.
An Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described in the Prospectus. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Enhanced Clearing Process,” or (ii) outside the Enhanced Clearing Process, being referred to herein as the “Manual Clearing Process”.
A purchase order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Purchases through the Enhanced Clearing Process
To purchase or redeem through the Enhanced Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Enhanced Clearing Process, in the Authorized Participant Agreement, the Participant authorizes the transfer agent to transmit to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the Portfolio Deposit and such additional information as may be required by the transfer agent or the Distributor.
Purchases through the Manual Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Enhanced Clearing Process must state that it is not using the Enhanced Clearing Process and that the purchase instead will be effected through a transfer of securities and cash either through the Federal Reserve System (for cash and U.S. government securities) or directly through DTC. Purchases (and redemptions) of Creation Units of the Fund settled outside the Enhanced Clearing Process will be subject to a higher Transaction Fee than those settled through the Enhanced Clearing Process. Purchase orders effected outside the Enhanced Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Enhanced Clearing Process. Those persons placing orders outside the Enhanced Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve System (for cash and U.S. government securities) by contacting the operations department of the broker or depository institution effectuating such transfer of the Portfolio Deposit.
Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a greater value than the NAV of the Shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than two Business Days following the day on which the purchase order is received. In such cases, the local market settlement procedures
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will not commence until the end of local holiday periods. A list of local holidays in the foreign countries or markets relevant to the international funds is set forth under “Regular Foreign Holidays” below.
Rejection of Purchase Orders
The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of the Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (b) the Deposit Securities delivered are not as specified by Rafferty and Rafferty has not consented to acceptance of an in-kind deposit that varies from the designated Deposit Securities; (c) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase transaction order would otherwise, in the discretion of the Trust or Rafferty, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a “Cash Purchase Amount”, or the value of the Balancing Amount to accompany an in-kind deposit exceed a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian by 4:00 p.m. Eastern Time on the Transmittal Date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and Rafferty make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Generally, Creation Units of Shares are redeemed by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described above. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, redemption orders placed through an Authorized Participant may result in additional charges to such investor.
In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
The redemption proceeds for a Creation Unit consist of either cash or Redemption Securities on any Business Day, plus the Balancing Amount. BNYM or Rafferty makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each security (“Redemption Securities”) to be included in a current Creation Unit redemption (based on information at the end of the previous Business Day) for the Fund. The identity and number of shares of the Redemption Securities required for a Creation Unit redemption will change from time to time. For such custom orders, “cash in lieu” may be added to the Balancing Amount. You must also pay a Transaction Fee, described in the Prospectus, in cash. The redemption Transaction Fee is deducted from such redemption proceeds. The Redemption Securities may, at times, not be identical to Deposit Securities which are applicable to a purchase of Creation Units. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund securities but does not differ in NAV.
A Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund securities but does not differ in NAV.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
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An Authorized Participant may place an order to redeem Creation Units (i) through the Enhanced Clearing Process as such processes have been enhanced to effect redemptions of Creation Units, or (ii) through the Manual Clearing Process.
Placement of Redemption Orders Using Enhanced Clearing Process
Orders to redeem Creation Units of the Fund through the Enhanced Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
Placement of Redemption Orders outside the Enhanced Clearing Process
Orders to redeem Creation Units of the Fund outside the Enhanced Clearing Process must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Enhanced Clearing Process need not be an Authorized Participant, but such orders must state that the DTC Participant is not using the Enhanced Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC or the Federal Reserve System (for cash and U.S. government securities). A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of the Fund specified in such order, which delivery must be made through DTC or the Federal Reserve System to the custodian by the second Business Day following such Transmittal Date (“DTC Cut-Off Time”); and (iii) all other procedures set forth in the Authorized Participant Agreement must be properly followed.
After the transfer agent has deemed an order for redemption of the Fund’s shares outside the Enhanced Clearing Process received, the transfer agent will initiate procedures to transfer the requisite Redemption Securities, which are expected to be delivered within two Business Days, and the Balancing Amount minus the Transaction Fee. In addition, for redemptions honored in cash, the redeeming party will receive the “Cash Redemption Amount” by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the transfer agent. Due to the schedule of holidays in certain countries, however, the receipt of the Cash Redemption Amount may take longer than two Business Days following the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries or markets relevant to the international funds.
Continuous Offering
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.
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Frequent Purchases and Redemptions
The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although the Fund reserves the right to reject any purchase orders, the Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses.
Transaction Fees
Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of the Fund associated with the issuance and redemption of Creation Units of Shares. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee based upon the value of each Creation Unit also is applicable to each redemption transaction. The Transaction Fee applicable to the redemption of Creation Units will not exceed 2% of the value of the redemption proceeds.
Purchasers of Creation Units of a Fund for cash are required to pay an additional charge to compensate the Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser may be assessed an additional charge for cash purchases.
Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. In addition, Rafferty may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.
Transaction fees are imposed as described below.
Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Redemptions*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Zacks MLP High Income Index Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
*	As a percentage of the amount invested.
Regular Foreign Holidays
The Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the international funds, in certain circumstances. The applicable holidays for certain foreign markets are listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened
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trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.
The dates from January 1, 2020 to December 31, 2020 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:
Australia	Austria	Belgium	Brazil	Canada	Chile	China
January 1 January 27 April 10 April 13 June 8 December 24 December 25 December 28 December 31	January 1 January 6 April 10 April 13 May 1 May 21 June 1 June 11 October 26 December 8 December 24 December 25 December 31	January 1 April 10 April 13 May 1 May 21 May 22 June 1 July 21 November 11 December 25	January 1 February 24 February 25 February 26 April 10 April 21 May 1 June 11 July 9 September 7 October 12 November 2 November 20 December 25	January 1 January 2 February 17 April 10 May 18 July 1 August 3 September 7 October 12 November 11 December 25 December 28	January 1 April 10 May 1 May 21 June 29 July 16 September 18 October 12 December 8 December 25	January 1
January 20
January 24
January 27
January 28
January 29
January 30
February 17
April 6
April 10
April 13
April 30
May 1
May 4
May 5
May 25
June 25
June 26
July 1
July 3
September 7
October 1
October 2
October 5
October 6
October 7
October 8
October 12
October 26
November 11
November 26
December 25

Colombia	Czech Republic	Denmark	Egypt	Finland	France	Germany
January 1 January 6 March 23 April 9 April 10 May 1 June 15 June 22 June 29 July 20 August 7 August 17 October 12 November 2 November 16 December 8 December 24 December 25	January 1 April 10 April 13 May 1 May 8 July 6 September 28 October 28 November 17 December 24 December 25	January 1 April 9 April 10 April 13 May 1 May 8 May 21 May 22 June 1 June 5 December 24 December 25 December 31	January 1 January 7 April 19 April 20 May 24 May 25 July 30 July 23 August 2 August 19 October 6 October 28	January 1 January 6 April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31	January 1 April 10 April 13 May 1 May 8 May 21 June 1 July 14 November 11 December 25	January 1 April 10 April 13 May 1 June 1 December 24 December 25 December 31

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Greece	Hong Kong	Hungary	India	Indonesia	Ireland	Israel
January 1 January 6 March 2 March 25 April 10 April 13 April 17 April 20 May 1 June 8 October 28 December 24 December 25	January 1
January 19
January 24
January 27
January 28
January 29
January 30
February 1
April 6
April 9
April 10
April 13
April 26
April 29
April 30
May 1
May 4
May 5
May 9
June 25
June 26
June 28
June 30
July 1
September 27
October 1
October 2
October 5
October 6
October 7
October 8
October 10
October 23
October 26
December 24
December 25
	December 31	January 1 April 10 April 13 May 1 June 1 August 20 August 21 August 29 October 23 December 12 December 24 December 25 December 31	February 19 February 21 March 10 March 25 April 1 April 2 April 6 April 10 April 14 May 1 May 7 May 25 October 2 October 30 November 14 November 16 November 30 December 25	January 1 March 25 April 10 May 1 May 7 May 21 May 22 May 25 May 26 May 27 June 1 July 31 August 17 August 20 October 29 December 24 December 25 December 31	January 1 January 20 February 17 April 10 April 13 May 1 May 8 May 25 July 3 July 4 August 31 October 12 November 11 November 26 December 24 December 25 December 28 December 31	March 10 April 8 April 9 April 12 April 13 April 14 April 15 April 28 April 29 May 29 July 30 September 20 September 27 September 28 October 4 October 5 October 6 October 7 October 8

Italy	Japan	Malaysia	Mexico	Morocco	Netherlands	New Zealand
January 1 April 10 April 13 May 1 December 24 December 25 December 31	January 1 January 2 January 3 January 13 February 11 February 24 March 20 April 29 May 4 May 5 May 6 July 23 July 24 August 10 September 21 September 22 November 3 November 23 December 31	January 1 January 24 January 27 May 1 May 7 May 11 May 25 May 26 July 31 August 20 August 31 September 16 October 29 December 25	January 1 February 3 March 16 April 9 April 10 May 1 September 16 November 2 November 16 December 25	January 1 May 1 May 25 May 26 July 30 July 31 August 14 August 20 August 21 October 30 November 6 November 18	January 1 April 10 April 13 April 27 May 1 May 5 May 21 June 1 December 25	January 1 January 2 January 20 January 27 February 6 April 10 April 13 April 27 June 1 October 26 December 25 December 28

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Norway	Peru	Philippines	Poland	Portugal	Russia	Singapore
January 1 April 8 April 9 April 10 April 13 May 1 May 21 June 1 December 24 December 25 December 31	January 1 April 9 April 10 May 1 June 29 July 28 October 8 December 25	January 1 February 25 April 9 April 10 May 1 June 12 August 21 August 31 November 2 November 30 December 8 December 24 December 25 December 30 December 31	January 1 January 6 April 10 April 13 May 1 June 11 November 11 December 24 December 25 December 31	January 1 April 10 April 13 May 1 June 10 June 11 October 5 December 1 December 8 December 25	January 1 January 2 January 3 January 6 January 7 January 8 February 24 March 9 May 1 May 4 May 5 May 11 June 12 November 4	January 1 January 27 April 10 May 1 May 7 May 25 July 31 August 10 December 25

South Africa	South Korea	Spain	Sweden	Switzerland	Taiwan	Thailand
January 1 April 10 April 13 April 27 May 1 June 16 August 10 September 24 December 16 December 25	January 1 January 24 January 27 April 15 April 30 May 1 May 5 September 31 October 1 October 2 October 9 December 25 December 31	January 1 January 6 March 19 April 9 April 10 April 13 May 1 October 12 November 2 December 7 December 8 December 25	January 1 January 6 April 9 April 10 April 13 April 30 May 1 May 20 May 21 June 19 October 30 December 24 December 25 December 31	January 1 January 2 April 10 April 13 April 20 May 1 May 21 June 1 September 14 December 24 December 25 December 31	January 1 January 21 January 22 January 23 January 24 January 27 January 28 January 29 February 28 April 2 April 3 May 1 June 25 June 26 October 1 October 2 October 9	January 1 February 10 April 6 April 13 April 14 April 15 May 1 May 4 May 6 June 3 July 6 July 28 August 12 October 13 October 23 December 7 December 10 December 31

Turkey	United Kingdom
January 1 April 23 May 1 May 19 May 25 May 26 July 15 July 30 July 31 August 3 October 28 October 29	January 1 January 20 February 17 April 10 April 13 May 1 May 8 May 25 July 3 August 31 October 12 November 11 November 26 December 24 December 25 December 28 December 31
Redemption
The longest redemption cycle for the Fund is a function of the redemption cycles of the countries whose stocks are held by the Fund.
Dividends, Other Distributions and Taxes
Dividends and other Distributions
As stated in the Prospectus, the Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of original
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issue discount (or “OID”) and market discount, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of the Fund’s NAV per share. The Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this distribution policy, or postpone the payment of distributions, if the Fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the Trustees' opinion, might have a significant adverse effect on its shareholders.
Investors should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).
Taxes
The Fund is taxed as a regular corporation under Subchapter C of the Internal Revenue Code of 1986, as amended (the “Code”) for federal income tax purposes and as such is obligated to pay federal and applicable state, local, and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. Federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. The Tax Act makes changes to the tax rules affecting shareholders and the Fund, including various investments that the Fund may make. Potential investors are urged to consult their own tax advisors for more detailed information.
As discussed below, the Fund expects that a portion of the distribution it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.
The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.
The Fund will also be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to the Fund that exceed Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.
The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital and (ii) capital appreciation of its investments. Upon the sale of MLP security, the Fund may be liable for previously deferred taxes, and an adjustment to the deferred income tax liability will be made at such time to reflect the actual taxes paid. The Fund will rely to some extent on information provided by the MLPs which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations, currently 21%, and an assumed rate attributable to state taxes.
Distributions made to you by the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. Based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Adviser anticipates that the cash distributed from the MLPs generally will exceed the Fund’s Share of the MLPs’ taxable income. Consequently, the Adviser anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your tax basis in the Fund’s Shares with respect to which the distribution is
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made will be reduced, which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.
Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.” Under current federal income tax law, qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15% (20% for taxpayers with taxable income exceeding certain thresholds). For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.
Deferred income taxes reflect (1) taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of the Fund’s investments and (2) the tax benefit of accumulated capital or net operating losses. The Fund will accrue a net deferred tax liability if its future tax liability on its unrealized gains exceeds the tax benefit of its accumulated capital or net operating losses, if any. The Fund does not currently intend to accrue a net deferred tax asset. However, the Fund may in the future determine to accrue a net deferred tax asset if the Fund’s future tax liability on unrealized gains is less than the tax benefit of the Fund’s accumulated capital or net operating losses or if the Fund has net unrealized losses on its investments.
To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criteria established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded.
A sale or exchange of shares in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Income from Foreign Securities. Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.
The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock, plus interest thereon.
If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
The Fund may elect to “mark to market” its stock in any PFIC whose shares are traded on an established exchange or other qualified market. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but
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only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.
Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which the Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that the Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain. As the Fund is a taxable corporation under Subchapter C, short-term and long-term capital gain it receives are subject to federal income tax at the same tax rates.
Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which the Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.
If a call option written by the Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and the Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by the Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the option. If the Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
If the Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures, or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Income from Zero-Coupon and Payment-in-Kind Securities. The Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, the Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), the Fund may elect to accrue and include in income each taxable year a portion of the bonds’ market discount.
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Taxation of Shareholders.
Basis Election and Reporting. A shareholder’s basis in Shares of a Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to decide the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Foreign Account Tax Compliance Act (“FATCA”). As mentioned in the Prospectus, under FATCA “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. That withholding tax generally can be avoided, however, as discussed below.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.
Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
Additional Information Regarding Deferred Tax Liability
Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in the Fund’s daily NAV.
The Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by a Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce a Fund’s NAV.
The Fund also will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate
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with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal capital loss carryforwards expire in five years. Among other significant changes to U.S. federal corporate taxation, the Tax Act contains significant changes and modifies several existing laws around federal net operating losses, including a limitation on the deduction for net operating losses to 80% of current year taxable income as well as an indefinite carryover period for U.S. federal net operating losses. Both provisions are applicable for losses arising in tax years beginning after December 31, 2017. For these reasons, even if the Fund is profitable, its ability to utilize any net operating losses may be limited, potentially significantly so. To the extent the Fund’s use of net operating loss carryforwards is significantly limited, its income could be subject to U.S. corporate income tax earlier and in amounts greater than it would if it were able to use net operating loss carryforwards, which could result in lower profits and reduced cash flows. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of a Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.
The Fund’s deferred tax asset and/or liability balances is estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of a Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.
* * * * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Fund. No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Fund and to distributions therefrom.
Capital Loss Carryforwards. As of October 31, 2019, the Fund had the following net operating loss carryforward amounts and capital loss carryforward amount available to offset future taxable income.
Capital Loss	Amount	Expiration
Fiscal year ended October 31, 2019	$ 3,206,818	10/31/2024
Fiscal year ended October 31, 2018	$ 2,110,342	10/31/2023
Fiscal year ended October 31, 2017	$ —	10/31/2022
Fiscal year ended October 31, 2016	$22,254,486	10/31/2021
Fiscal year ended October 31, 2015	$20,242,025	10/31/2020
Net Operating Loss
None.
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To the extent the Fund realizes future net capital gains in any taxable year to which it has available capital loss carryforwards, those gains will be wholly or partly offset by those carryforwards. Because the Fund is taxed as a regular corporation, capital losses may be carried over to each of the five taxable years succeeding the loss year.
Financial Statements
The Fund's financial statements for the fiscal year ended October 31, 2019, are incorporated herein by reference from the Fund's Annual Report to Shareholders dated October 31, 2019.
To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the contact information listed below:
Write to:	Direxion Shares ETF Trust 1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
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APPENDIX A
Description of Corporate Bond Ratings
Moody’s Investors Service and S&P Global Ratings are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.
Moody’s Investors Service – Global Long-Term Ratings
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non- standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service – National Scale Long-Term Ratings
Moody’ s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.
A-1

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.
S&P Global Ratings – Long-Term Issue Credit Ratings*
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:
•	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
A-2

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. NR indicates that a rating has not been assigned or is no longer assigned.
Moody’s Investors Service – Municipal Short Term Debt and Demand Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings – Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings analysis will review the following considerations:
•	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
A-3

D: 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s Investors Service – Global Short Term Rating Scale
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings –Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
A-4

Direxion Shares ETF Trust
Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
1X BEAR FUNDS
Direxion Daily S&P 500® Bear 1X Shares (SPDN)
Direxion Daily Small Cap Bear 1X Shares
Direxion Daily 20+ Year Treasury Bear 1X Shares (TYBS)
Direxion Daily Municipal Bond Taxable Bear 1X Shares
Direxion Daily Total Bond Market Bear 1X Shares (SAGG)
Direxion Daily CSI 300 China A Share Bear 1X Shares (CHAD)
Direxion Daily CSI China Internet Index Bear 1X Shares
Direxion Daily MSCI Real Estate Bear 1X Shares
February 28, 2020
The shares offered in this prospectus (each a "Fund" and collectively the "Funds") are, or upon commencement of operations will be, listed and traded on the NYSE Arca, Inc.
The Funds seek daily inverse investment results and are intended to be used as short-term trading vehicles. Each Fund attempts to provide daily investment results that correspond to the inverse (or opposite) of the performance of its underlying index.
The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)	Each Fund pursues a daily investment objective that is inverse to the performance of its underlying index, a result opposite of most mutual funds and exchange-traded funds.
(2)	The Funds seek daily inverse investment results that are subject to compounding and market volatility risk. The pursuit of their daily investment objective means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily returns, with daily repositioned exposure, for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index may affect a Fund’s return as much as, or more than, the return of the underlying index. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily inverse investment objective and the performance of the underlying index for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)	understand the consequences of seeking daily inverse investment results;
(b)	understand the risk of shorting; and
(c)	intend to actively monitor and manage their investments.
Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.
There is no assurance that any Fund will achieve its daily inverse investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future annual and semi-annual shareholder reports in paper free of charge. To elect to continue to receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section
Direxion Daily S&P 500® Bear 1X Shares
Important Information Regarding the Fund
The Direxion Daily S&P 500® Bear 1X Shares (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the S&P 500® Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of the Index for that period. As a consequence, longer holding periods and higher volatility of the Index increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -100% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.38%
Acquired Fund Fees and Expenses(1)	0.05%
Total Annual Fund Operating Expenses	0.78%
Expense Cap/Reimbursement(2)	-0.28%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.50%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.45% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$51	$221	$406	$940
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate

1	Direxion Shares ETF Trust Prospectus

is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives were reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
Standard & Poor’s® selects the stocks comprising the Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company’s shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. As of December 31, 2019, the Index consisted of 505 constituents, which had a median total market capitalization of $23.6 billion, total market capitalizations ranging from $2.9 billion to $1.3 trillion and were concentrated in the information technology sector. The Index is rebalanced quarterly.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -100% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other
Direxion Shares ETF Trust Prospectus	2

Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 6.04% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 13.43%. The Index’s highest volatility rate for any one calendar year during the five-year period was 17.11% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 11.69%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or
3	Direxion Shares ETF Trust Prospectus

the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Direxion Shares ETF Trust Prospectus	4

Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts
5	Direxion Shares ETF Trust Prospectus

and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 15.29% for the quarter ended December 31, 2018 and its lowest calendar quarter return was -11.45% for the quarter ended March 31, 2019. The year-to-date return as of December 31, 2019 was -22.03%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (6/8/2016)
Return Before Taxes	-22.03%	-12.07%
Return After Taxes on Distributions	-22.57%	-12.42%
Return After Taxes on Distributions and Sale of Fund Shares	-13.01%	-8.93%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	14.94%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax
Direxion Shares ETF Trust Prospectus	6

returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in June 2016	Portfolio Manager
Tony Ng	Since Inception in June 2016	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem
Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
7	Direxion Shares ETF Trust Prospectus

Direxion Daily Small Cap Bear 1X Shares
Important Information Regarding the Fund
The Direxion Daily Small Cap Bear 1X Shares (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the Russell 2000® Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of the Index for that period. As a consequence, longer holding periods and higher volatility of the Index increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -100% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	0.71%
Expense Cap/Reimbursement(2)	-0.11%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.60%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.45% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$61	$216
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397
Direxion Shares ETF Trust Prospectus	8

days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. As of December 31, 2019, the Index consisted of 1,995 holdings, which had an average market capitalization of $1.3 billion, total market capitalizations ranging from $12.7 million to $8.3 billion and were concentrated in the financial services and healthcare sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -100% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 6.04% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a
9	Direxion Shares ETF Trust Prospectus

chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 16.38%. The Index’s highest volatility rate for any one calendar year during the five-year period was 18.43% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 8.23%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement
Direxion Shares ETF Trust Prospectus	10

of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below
11	Direxion Shares ETF Trust Prospectus

may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes
Direxion Shares ETF Trust Prospectus	12

a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other
13	Direxion Shares ETF Trust Prospectus

financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The Russell 2000® Index is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation regarding the advisability of investing in the Fund.
Direxion Shares ETF Trust Prospectus	14

Direxion Daily 20+ Year Treasury Bear 1X Shares
Important Information Regarding the Fund
The Direxion Daily 20+ Year Treasury Bear 1X Shares (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the ICE U.S. Treasury 20+ Year Bond Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of the Index for that period. As a consequence, longer holding periods and higher volatility of the Index increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -100% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	1.19%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	1.58%
Expense Cap/Reimbursement(2)	-1.09%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.49%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.45% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$50	$392	$757	$1,786
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives were
15	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. The Index is not adjusted for securities that may become eligible or ineligible for inclusion in the Index intra-month. The Index is reconstituted and rebalanced on the last business day of each month. As of December 31, 2019, the Index was comprised of 40 constituents.
The Fund may gain inverse exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,”
“day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -100% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of
Direxion Shares ETF Trust Prospectus	16

Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 6.04% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 12.09%. The Index’s highest volatility rate for any one calendar year during the five-year period was 15.74% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 4.18%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the
Funds” in the Fund’s Statement of Additional Information.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap
17	Direxion Shares ETF Trust Prospectus

agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse investment objective. The Fund’s exposure to the Index is
Direxion Shares ETF Trust Prospectus	18

impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of the following: market fluctuations; changes in interest rates; actual or perceived inability of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments; or illiquidity in debt securities markets. Debt instruments are also impacted by political, regulatory, market and economic developments that impact the market in general and specific economic sectors, industries or segments of the fixed income market. In general, rising interest rates lead to a decline in the value of debt securities and debt securities with longer durations tend to be more sensitive to interest rate changes usually making their prices more volatile than those of securities with shorter durations. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Declining interest rates may lead to prepayment of obligations and cause reduced rates of return due to reinvestment of interest and principal payments at lower interest rates.
U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline.
Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value and performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The historically low interest rate environment heightens the risks associated with rising interest rates. A rising interest rate environment may adversely impact the liquidity of fixed-income securities and lead to increased volatility of fixed-income markets. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index,
19	Direxion Shares ETF Trust Prospectus

and/or may incur substantial losses and may limit or stop purchases of the Fund.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to May 2, 2016, reflects the Fund’s previous daily inverse leveraged investment objective, before fees and expenses, of -100% of the NYSE 20 Year Plus Treasury Bond Index. After May 2, 2016, the Fund began to seek a daily inverse leveraged investment objective, before fees and expenses, of -100% of the ICE U.S. Treasury 20+ Year Bond Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
Direxion Shares ETF Trust Prospectus	20

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 13.65% for the quarter ended December 31, 2016 and its lowest calendar quarter return was -11.78% for the quarter ended June 30, 2012. The year-to-date return as of December 31, 2019 was -10.78%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (3/23/2011)
Return Before Taxes	-10.78%	-4.40%	-8.47%
Return After Taxes on Distributions	-11.52%	-4.66%	-8.61%
Return After Taxes on Distributions and Sale of Fund Shares	-6.37%	-3.37%	-5.90%
ICE U.S. Treasury 20+ Year Bond Index (reflects no deduction for fees, expenses or taxes)	15.09%	4.18%	7.43%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.33%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in March 2011	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Interactive Data Pricing and Reference Data, LLC. Neither Rafferty nor the Fund is sponsored, endorsed, sold or promoted by Interactive Data Pricing and Reference Data, LLC or its affiliates (“Vendor”). Vendor makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the ICE U.S. Treasury 20+ Year Bond Index to track general financial market performance.
VENDOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL VENDOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
21	Direxion Shares ETF Trust Prospectus

Direxion Daily Municipal Bond Taxable Bear 1X Shares
Important Information Regarding the Fund
The Direxion Daily Municipal Bond Taxable Bear 1X Shares (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the S&P National AMT-Free Municipal Bond Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of the Index for that period. As a consequence, longer holding periods and higher volatility of the Index increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -100% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	0.71%
Expense Cap/Reimbursement(2)	-0.11%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.60%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.45% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$61	$216
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397
Direxion Shares ETF Trust Prospectus	22

days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a broad, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. A bond must meet all of the following criteria on the rebalancing date in order to be a bond eligible for inclusion in the Index: the bond issuer is a state, local government, or agency such that interest on the bond is exempt from U.S. federal income tax and the federal alternative minimum tax; a bond must be rated by at least one of the three rating agencies; have a rating of at least BBB- by S&P Global Ratings, Baa3 by Moody’s, or BBB- by Fitch; the bond must be denominated in U.S. Dollars (“USD”); each bond must be a constituent of a deal where the deal’s original offering amount was at least $100 million USD; as of the next rebalancing date, the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month; the amount outstanding, or par amount, is used to determine the weight of the bond in the Index; and the bond must have a minimum Par Amount of $25 million USD. At each monthly rebalancing, no issuer can represent more than 25% of the weight of the Index, and individual issuers that represent 5% of the Index’s weight cannot account for more than 50% of the Index in aggregate.
As of December 31, 2019, the Index had 12,163 constituents and a weighted average maturity of 13.27 years.
The Fund may gain inverse exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -100% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period.
23	Direxion Shares ETF Trust Prospectus

Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 6.04% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 1.88%. The Index’s highest volatility rate for any one calendar year during the five-year period was 2.46% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 3.39%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap
Direxion Shares ETF Trust Prospectus	24

transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index
25	Direxion Shares ETF Trust Prospectus

at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Municipal Securities Risk — Municipal issuers are subject to unique factors affecting their ability to pay debt obligations, including the risk that litigation, legislation or other political events, local business and economic conditions, or bankruptcy could have a significant impact on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Moreover, an adverse interpretation of the tax status of municipal securities may make such securities decline in value. Because many municipal securities are issued to finance certain projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in these sectors can affect the overall municipal market.
Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of the following: market fluctuations; changes in interest rates; actual or perceived inability of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments; or illiquidity in debt securities markets. Debt instruments are also impacted by political, regulatory, market and economic developments that impact the market in general and specific economic sectors, industries or segments of the fixed income market. In general, rising interest rates lead to a decline in the value of debt securities and debt securities with longer durations tend to be more sensitive to interest rate changes usually making their prices more volatile than those of securities with shorter durations. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Declining interest rates may lead to prepayment of obligations and cause reduced rates of return due to reinvestment of interest and principal payments at lower interest rates.
Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value and performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The historically low interest rate environment heightens the risks associated with rising interest rates. A rising interest rate environment may adversely impact the liquidity of fixed-income securities and lead to increased volatility of fixed-income markets. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Prepayment Risk — Many types of debt securities are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. As a result, the Fund may have to reinvest its assets in other debt securities that have lower yields. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Extension Risk — During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, which may adversely impact the value of the Fund’s investments.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system
Direxion Shares ETF Trust Prospectus	26

breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website
27	Direxion Shares ETF Trust Prospectus

at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P National AMT-Free Municipal Bond Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P National AMT-Free Municipal Bond Index.
Direxion Shares ETF Trust Prospectus	28

Direxion Daily Total Bond Market Bear 1X Shares
Important Information Regarding the Fund
The Direxion Daily Total Bond Market Bear 1X Shares (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the Bloomberg Barclays US Aggregate Bond Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of the Index for that period. As a consequence, longer holding periods and higher volatility of the Index increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -100% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	1.72%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	2.11%
Expense Cap/Reimbursement(2)	-1.62%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.49%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.45% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$50	$504	$984	$2,313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives were
29	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index measures the performance of the investment grade, U.S. Dollar denominated, fixed-rate taxable bond market, and is composed of U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities. All bonds included in the Index must be denominated in U.S. Dollars, have a fixed rate, be non-convertible, be publicly offered in the U.S. and have at least one year remaining until maturity. The Index is capitalization weighted and rebalanced monthly. As of December 31, 2019, the Index had 10,982 components.
The Fund may gain inverse exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -100% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index;
Direxion Shares ETF Trust Prospectus	30

(ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 6.04% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 3.21%. The Index’s highest volatility rate for any one calendar year during the five-year period was 3.79% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 3.05%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest
31	Direxion Shares ETF Trust Prospectus

in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The
Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases
Direxion Shares ETF Trust Prospectus	32

on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of the following: market fluctuations; changes in interest rates; actual or perceived inability of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments; or illiquidity in debt securities markets. Debt instruments are also impacted by political, regulatory, market and economic developments that impact the market in general and specific economic sectors, industries or segments of the fixed income market. In general, rising interest rates lead to a decline in the value of debt securities and debt securities with longer durations tend to be more sensitive to interest rate changes usually making their prices more volatile than those of securities with shorter durations. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Declining interest rates may lead to prepayment of obligations and cause reduced rates of return due to reinvestment of interest and principal payments at lower interest rates.
Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value and performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The historically low interest rate environment heightens the risks associated with rising interest rates. A rising interest rate environment may adversely impact the liquidity of fixed-income securities and lead to increased volatility of fixed-income markets. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline.
Prepayment Risk — Many types of debt securities are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. As a result, the Fund may have to reinvest its assets in other debt securities that have lower yields. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Extension Risk — During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, which may adversely impact the value of the Fund’s investments.
Asset-Backed Securities Risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interest in, and structure of, the pools of purchase contracts, financing leases or sales agreements
33	Direxion Shares ETF Trust Prospectus

that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.
Mortgage-Backed Securities Risk— The Fund may invest in and/or have exposure to mortgage-backed securities (“MBS”), some of which may not be backed by the full faith and credit of the U.S. government. MBS are subject to prepayment or call risk and extension risk. Because of these risks, MBS react differently than other bonds to changes in interest rates. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Direxion Shares ETF Trust Prospectus	34

Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 3.16% for the quarter ended December 31, 2016 and its lowest calendar quarter return was -3.13% for the quarter ended March 31, 2016. The year-to-date return as of December 31, 2019 was -4.72%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (3/23/2011)
Return Before Taxes	-4.72%	-1.78%	-3.03%
Return After Taxes on Distributions	-5.40%	-2.02%	-3.17%
Return After Taxes on Distributions and Sale of Fund Shares	-2.79%	-1.44%	-2.29%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.44%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.33%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in March 2011	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your
35	Direxion Shares ETF Trust Prospectus

salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	36

Direxion Daily CSI 300 China A Share Bear 1X Shares
Important Information Regarding the Fund
The Direxion Daily CSI 300 China A Share Bear 1X Shares (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the CSI 300 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of the Index for that period. As a consequence, longer holding periods and higher volatility of the Index increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -100% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.20%
Acquired Fund Fees and Expenses(1)	0.05%
Total Annual Fund Operating Expenses	0.85%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives were reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. As of December 31, 2019, the Index included 300 securities with an average market capitalization of $18.1 billion, total market capitalizations ranging from $2.7 billion to $294.5 billion and were concentrated in the financials sector.
A-shares are issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). A-shares are traded
37	Direxion Shares ETF Trust Prospectus

in renminbi (“RMB”) on the Shenzhen Stock Exchange or Shanghai Stock Exchange (“SSE”). The A-share market in China is made available to domestic PRC investors and certain foreign investors, including those foreign investors that have been approved as Renminbi Qualified Foreign Institutional Investors (“RQFII”) or as Qualified Foreign Institutional Investors (“QFII”). A RQFII or QFII license may be obtained by submitting an application to the China Securities Regulatory Commission (“CSRC”). After obtaining a RQFII or QFII license, the RQFII or QFII also applies to China’s State Administration of Foreign Exchange (“SAFE”) for a specific aggregate dollar amount investment quota in which the RQFII or QFII can invest in A-shares. Additionally, an investment in eligible A-shares listed and traded on the SSE is also permitted through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”), a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and China Securities Depository and Clearing Corporation Limited.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
Because the Fund does not satisfy the criteria to qualify as a RQFII or QFII itself and does not intend to trade through Stock Connect, the Fund expects to invest a majority of its assets in swaps that provide short exposure to funds that seek to replicate the performance of the Index. The Fund may also utilize futures contracts and other types of derivative instruments or financial instruments that seek to replicate the performance of the Index to obtain the inverse exposure necessary to achieve its investment objective. At times, however, the Fund will utilize other derivatives and investment strategies which may include gaining inverse exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index. The Fund may do this by utilizing swaps that provide short exposure on ETFs that track a similar index or futures contracts on a similar index.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movements or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day” and “trading day” refer to the period from the close of the U.S. markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -100% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other
Direxion Shares ETF Trust Prospectus	38

Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 6.04% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 25.39%. The Index’s highest volatility rate for any one calendar year during the five-year period was 40.24% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 2.48%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or
39	Direxion Shares ETF Trust Prospectus

the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Direxion Shares ETF Trust Prospectus	40

Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
China Investing Risk - Although the Fund will not invest directly in A-shares, it is subject, indirectly, to certain risks applicable to investing in A-shares. Investing in securities of Chinese companies, including investments that provide exposure to A-shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others (i) the small size of the market for Chinese securities and low trading volume, resulting in a lack of liquidity and in price volatility; (ii) currency devaluations and other currency exchange rate fluctuations or blockages; (iii) the nature and extent of intervention by the PRC government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the PRC government may decide not to continue to support economic reform programs; (vi) limitation on the use of brokers; (vii) higher rates of inflation; (viii) greater political, economic and social uncertainty; (ix) market volatility caused by potential regional or territorial conflicts or natural disasters and; (x) the risk of increased trade tariffs, embargoes and other trade limitations. These factors can directly affect A-shares, and may indirectly affect investments that derive their value from A-shares.
The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment and others. The PRC central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the PRC central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the PRC government has from time to time taken actions that influence the prices at which certain goods may be sold; encouraged companies to invest or concentrate in particular industries; induced mergers between companies in certain industries and induced private companies to publicly offer their securities to increase or continue the rate of economic growth; controlled the rate of inflation or otherwise regulated economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
The Chinese securities markets are emerging markets with limited operating history characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. Liquidity risks may be more pronounced for the A-share market than for Chinese securities markets in general because the A-share market is subject to greater government restrictions and control, including trading suspensions. Price fluctuations of A-shares are currently limited to either 5% or 10% per trading day. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. In addition, less information may be available than would be the case if investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States. Additionally, it may be more difficult to obtain a judgment in a court outside of the United States.
The PRC government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. In addition, the Chinese economy is export-driven and highly reliant on trade. Recent developments in relations between the United States and China have heightened concerns of
41	Direxion Shares ETF Trust Prospectus

increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy. An economic downturn in China would materially impact the Fund’s performance.
Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls of other national or global political or economic developments. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. Dollar may result in reduced returns of the Fund and result in volatility. The RMB is currently not a freely convertible currency. The PRC government places strict regulations on RMB and sets the value of RMB to levels dependent on the value of the U.S. Dollar, but the PRC government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. Dollar. The PRC government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and may reduce the liquidity of Chinese investments. There may not be sufficient amounts of RMB for funds that invest directly in A-shares because there is limited availability of the RMB currency. As a result, funds may not be able to be fully invested in A-shares.
Special Risk Considerations Relating to Stock Connect Program - The Stock Connect Program is subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the other funds’ or counterparties’ ability to invest in A-Shares through the Stock Connect Program and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the other ETFs or counterparties are unable to add to or exit their positions. Only certain A-Shares are eligible to be accessed through the Stock Connect Program. Such securities may lose their eligibility at any time, in which case they may no longer be able to be purchased or sold through the Stock Connect Program. Because the Stock Connect Program is still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Program in the future.
Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which A-Shares are held in the Stock Connect Program, the a fund or counterparty may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchange becomes insolvent.
Special Risk Considerations Relating to RQFII and QFII Investments Risk - The Fund’s ability to achieve its investment objective is dependent on the ability of other ETFs and counterparties to obtain their QFII or RQFII quota to the extent that their investment strategy depends on such quota. The Fund also cannot predict what would occur if general QFII or RQFII quotas were reduced or eliminated. Either circumstance would likely have a material adverse impact on the Fund through its indirect investments and would likely adversely affect the willingness and ability of potential swap counterparties to engage in swaps with the Fund that are linked to the performance of A-shares. Additionally, other ETFs may limit or suspend creation unit activity and shares could trade at a significant premium or discount to its net asset value and therefore impact the Fund’s ability to obtain exposure to the Index and the Fund’s ability to achieve its investment objective or obtain a high correlation to the Index.
Presently, there are a limited number of firms and potential counterparties that have RQFII or QFII status or are willing and able to enter into swap transactions linked to the performance of A-shares. If the Fund is unable to obtain sufficient inverse exposure to the Index due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creation units until the Adviser determines that the requisite exposure to the Index is obtainable. During the period that creation units are suspended, the Fund could trade at a significant premium or discount to its net asset value and could experience substantial redemptions. Alternatively, the Fund could change its investment objective, by example, seeking inverse exposure to track an alternative index focused on Chinese-related stocks other than A-shares or other appropriate investments, or decide to liquidate the Fund.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through
Direxion Shares ETF Trust Prospectus	42

such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance
43	Direxion Shares ETF Trust Prospectus

its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Direxion Shares ETF Trust Prospectus	44

Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 16.13% for the quarter ended June 30, 2018 and its lowest calendar quarter return was -24.75% for the quarter ended March 31, 2019. The year-to-date return as of December 31, 2019 was -28.82%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (6/17/2015)
Return Before Taxes	-28.82%	-7.15%
Return After Taxes on Distributions	-29.76%	-7.48%
Return After Taxes on Distributions and Sale of Fund Shares	-17.03%	-5.38%
CSI 300 Index (reflects no deduction for fees, expenses or taxes)	36.51%	-5.15%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	12.27%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in June 2015	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
If a market disruption event or other significant event occurs that impacts the Fund during which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. During the period that creations units are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also seek to change its investment objective by, for example, seeking to track an alternative index. Alternatively, the Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
45	Direxion Shares ETF Trust Prospectus

Direxion Daily CSI China Internet Index Bear 1X Shares
Important Information Regarding the Fund
The Direxion Daily CSI China Internet Index Bear 1X Shares (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the CSI Overseas China Internet Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of the Index for that period. As a consequence, longer holding periods and higher volatility of the Index increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -100% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	0.96%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.95%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.80% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$97	$305
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397
Direxion Shares ETF Trust Prospectus	46

days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by China Securities Index Co., LTD (the “Index Provider”). The Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors and are listed outside mainland China, as determined by the Index Provider. A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) derives at least 50% of the revenue from goods produced or sold, or services, performed in mainland China. The Index Provider then removes securities that during the past year had a daily average trading value of less than $1 million or a daily average market capitalization of less than $1 billion. China internet companies include, but are not limited to, companies that develop and market internet software and/or provide internet services; manufacture home entertainment software and education software for home use; provide retail or commercial services primarily through the internet; and develop and market mobile internet software and/or provide mobile internet services. Constituents of the Index are ranked by market capitalization in US Dollars and then weighted so that no constituent weighting exceeds 10%. The Index is rebalanced semi-annually.
As of December 31, 2019, the Index consisted of 45 constituents with an average market capitalization of approximately $33.1 billion and market capitalizations ranging from $663.4 million to $569 billion and were concentrated in the internet companies industry, which is included in the information technology and consumer discretionary sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -100% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
47	Direxion Shares ETF Trust Prospectus

The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 6.04% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 25.27%. The Index’s highest volatility rate for any one calendar year during the five-year period was 29.55% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended
December 31, 2019 was 9.78%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more
Direxion Shares ETF Trust Prospectus	48

than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
49	Direxion Shares ETF Trust Prospectus

If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Chinese Securities Risks — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the
Chinese economy is export-driven and highly reliant on trade. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
Chinese Government Risk
The Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced inflation or otherwise regulated economic expansion. If such past actions were to continue, they may have significant adverse effects on the economic conditions in China. The Chinese government also strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulation that may impact the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in Chinese securities could result in a total loss if these companies are re-nationalized or other regulatory actions are taken by the Chinese government.
Chinese Markets Risk
The Chinese securities markets have a limited operating history and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic and regulatory developments in China and other Asian countries and may experience significant losses in such conditions. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, which may result in Fund shares trading at wider bid-ask spreads and/or premium and discounts to the Fund’s net asset value
Investments in China may also be subject to any positive or adverse effects of the varying nature of its economic landscape with respect to expropriation and/or nationalization of assets, strengthened or lessened restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war
Direxion Shares ETF Trust Prospectus	50

and social instability as a result of religious, ethnic and/or socioeconomic unrest.
Chinese Currency Risk
The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the Chinese government, the United States, foreign governments, central banks or supranational entities, the imposition of current controls of other national or global political or economic developments. The RMB is currently not a freely convertible currency. The Chinese government places strict regulations on RMB and sets the value of RMB to levels dependent on the value of the U.S. Dollar, but the PRC government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. Dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and may reduce the liquidity of Chinese investments. The Fund’s exposure to Chinese securities and therefore, the RMB, may result in volatility.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Internet Company Industry Risk— The market prices of internet securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, evolving industry standards and frequent new product productions. Internet securities also may be affected adversely by changes in consumer and business purchasing patterns and government regulations. These companies may have high market valuations and may appear less attractive to investors, which may cause sharp decreases in their market prices.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed
51	Direxion Shares ETF Trust Prospectus

by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a
Direxion Shares ETF Trust Prospectus	52

limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
If a market disruption event or other significant event occurs that impacts the Fund during which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. During the period that creations units are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also seek to change its investment objective by, for example, seeking to track an alternative index. Alternatively, the Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices.
53	Direxion Shares ETF Trust Prospectus

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	54

Direxion Daily MSCI Real Estate Bear 1X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Real Estate Bear 1X Shares (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the MSCI US REIT Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of the Index for that period. As a consequence, longer holding periods and higher volatility of the Index increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -100% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	0.71%
Expense Cap/Reimbursement(2)	-0.11%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.60%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.45% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$61	$216
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397
55	Direxion Shares ETF Trust Prospectus

days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts (“REITs”) that are included in the MSCI USA Investable Market Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 99% of the U.S. REIT universe.
As of December 31, 2019, the Index was comprised of 151 constituents which had an average market capitalization of $6.8 billion, total market capitalizations ranging from $262.6 million to $56.3 billion and were concentrated in the real estate sector. The Index is rebalanced semi-annually.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -100% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
Direxion Shares ETF Trust Prospectus	56

As shown in the chart below, the Fund would be expected to lose 6.04% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.67%. The Index’s highest volatility rate for any one calendar year during the five-year period was 16.98% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 7.03%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the
57	Direxion Shares ETF Trust Prospectus

Fund from achieving its inverse investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the
Direxion Shares ETF Trust Prospectus	58

trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Real Estate Sector Risk - Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rent, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust is subject to additional risks, including poor performance by the manager of the real estate investment trust, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption
59	Direxion Shares ETF Trust Prospectus

activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result
Direxion Shares ETF Trust Prospectus	60

in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
61	Direxion Shares ETF Trust Prospectus

Overview of the Funds
The Direxion Shares ETF Trust (the “Trust”) is a registered investment company offering a number of separate exchange-traded funds (“ETFs”). This Prospectus describes the ETFs noted in the table below (each a “Fund” and collectively the “Funds”). Rafferty Asset Management, LLC serves as the investment advisor to each Fund ("Rafferty" or the "Adviser").
The Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily Municipal Bond Taxable Bear 1X Shares, and the Direxion Daily Total Bond Market Bear 1X Shares are collectively referred to as the "Fixed Income Funds."
The Direxion Daily CSI 300 China A Share Bear 1X Shares and the Direxion Daily CSI China Internet Index Bear 1X Shares are collectively referred to as the "China Funds."
The Funds seek daily inverse investment results, before fees and expenses, which correspond to 100% of the inverse of the performance of an underlying index. If, on a given day, the underlying index gains 1%, the Funds are designed to lose approximately 1% (which is equal to -100% of 1%). Conversely, if the underlying index loses 1% on a given day, the Funds are designed to gain approximately 1%. The Funds seek inverse investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day—which should not be equated with seeking an inverse investment objective for any other period. The Funds are designed as short-term trading vehicles. The Funds are intended to be used by investors who intend to actively monitor and manage their portfolios.
As used in this Prospectus, the terms “daily,” “day,” and “trading day,” refer to the period from the regular close of the markets on one trading day to the regular close of the markets on the next trading day.
Each Fund seeks investment results that correspond to the inverse (-100%) of the performance of an underlying index, before fees and expenses, as follows:
Fund	Underlying Index
Direxion Daily S&P 500® Bear 1X Shares	S&P 500® Index
Direxion Daily Small Cap Bear 1X Shares	Russell 2000® Index
Direxion Daily 20+ Year Treasury Bear 1X Shares	ICE U.S. Treasury 20+ Year Bond Index
Direxion Daily Municipal Bond Taxable Bear 1X Shares	S&P National AMT-Free Municipal Bond Index
Direxion Daily Total Bond Market Bear 1X Shares	Bloomberg Barclays US Aggregate Bond Index
Direxion Daily CSI 300 China A Shares Bear 1X shares	CSI 300 Index
Direxion Daily CSI China Internet Index Bear 1X Shares	CSI Overseas China Internet Index
Direxion Daily MSCI Real Estate Bear 1X Shares	MSCI US REIT Index
Shares of the Funds (“Shares”) are, or upon commencement of operations will be, listed and traded on the NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange and from their net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable directly with a Fund. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units of the Funds are issued and redeemed for cash. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, each Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.
In order to provide additional information regarding the value of Shares of a Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for each Fund. Each Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of a Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, nor responsible for, the calculation or dissemination of the IOPV and make no representations or warranty as to its accuracy.
There is no assurance that the Funds will achieve their investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds' Board of Trustees without shareholder approval.
Direxion Shares ETF Trust Prospectus	62

Additional Information Regarding Investment Techniques and Policies
Rafferty uses a number of investment techniques in an effort to achieve the stated daily inverse investment objective for each Fund. Each Fund seeks -100% of the return of its underlying index on a given day. As such, the Funds are managed to provide returns inverse (or opposite) to the return of a Fund’s underlying index for a one-day period.
Rafferty creates net “short” positions for the Funds. (Rafferty may create long positions in the Funds even though the net exposure in the Funds will be short.) Long positions move in the same direction as the underlying index, advancing when the underlying index advances and declining when the underlying index declines. Short positions move in the opposite direction of the underlying index, advancing when the underlying index declines and declining when the underlying index advances.
In seeking to achieve each Fund’s investment objective, Rafferty uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. Rafferty relies upon a pre-determined model to generate orders that result in repositioning each Fund’s investments in accordance with its daily inverse investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Fund’s investment objective. In general, if a Fund is performing as designed, the return of the underlying index will dictate the return for the Fund. Rafferty does not invest the assets of a Fund in securities, derivatives or other investments based on Rafferty’s view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movements or trends. Each Fund generally pursues its investment objective regardless of market conditions and does not take defensive positions.
At the close of the markets each trading day, each Fund will position its portfolio to ensure that the Fund’s exposure to its underlying index is consistent with the Fund’s stated daily inverse investment objective. The impact of market movements during the day determines whether a portfolio needs to be repositioned. If the underlying index has risen on a given day, a Fund’s assets (i.e., net assets plus borrowing for investment purposes, if any) should fall, meaning its exposure will typically need to be decreased. Conversely, if the underlying index has fallen on a given day, a Fund’s net assets should rise, meaning its exposure will typically need to be increased. Any of the Funds’ portfolios may also need to be changed to reflect changes in the composition of their underlying index. Rafferty increases a Fund’s exposure when its assets rise and reduces a Fund’s exposure when its assets fall.
A Fund may have difficulty in achieving its daily inverse investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders and/or disruptions or a temporary lack of liquidity in the markets for the securities held by the Fund. Additionally, if a Fund’s underlying index includes foreign securities or tracks a foreign market index where the foreign market closes before or after the New York Stock Exchange (“NYSE”) closes (generally at 4 p.m. Eastern Time), the performance of the underlying index may differ from the expected daily inverse performance. As such, correlation to an underlying index for Funds that track an underlying index that includes foreign securities will generally be measured by comparing the daily change in a Fund’s NAV per share to the performance of one or more U.S. ETFs that tracks the same underlying index.
The Funds seek daily returns while repositioning exposure daily. Therefore, for a period longer than one day, the pursuit of a daily investment objective will result in daily compounding. This means that the return of an underlying index over a period of time greater than one day multiplied by a Fund’s daily target (i.e., -100%) generally will not equal a Fund’s performance over that same period. As a consequence, investors should not plan to hold the Funds unmonitored for periods longer than a single trading day. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of a Fund’s stated daily inverse investment objective and the performance of the underlying index for the full trading day. The Funds are not suitable for all investors.
Consider the following examples:
Mary is considering investments in two funds, Funds A and B. Fund A is a traditional index ETF which seeks (before fees and expenses) to match the performance of the XYZ index. Similar to the Funds, Fund B is an ETF that seeks daily investment results (before fees and expenses) that correspond to -100% of the daily performance of the XYZ index.
On Day 1, the XYZ index increases in value from $100 to $105, a gain of 5%. On Day 2, the XYZ index decreases in value from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ index has not moved.
An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2 to return to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:
Day	Index Value	Index Performance	Value of Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00
63	Direxion Shares ETF Trust Prospectus

The same $100 investment in Fund B would be expected to decrease in value on Day 1, but gain value on Day 2. The $100 investment in Fund B would be expected to lose 5% on Day 1 (-100% of 5%) but gain 4.76% on Day 2.
Day	Index Performance	-100% of Index Performance	Value of Investment
			$100.00
1	5.00%	-5.00%	$95.00
2	-4.76%	4.76%	$99.52
In the case of Fund B, although the percentage decrease on Day 2 is sufficient to bring the value of the index back to its starting point, because the inverse of that percentage is applied to a lower principal amount on Day 2, Fund B has a loss. (These calculations do not include the charges for expense ratio and financing charges.) As you can see, an investment in Fund B has additional risks than Fund A due to the effects of compounding on Fund B.
The Funds are very different from most mutual funds and ETFs. Each Fund seeks to provide returns equal to the inverse (-100%) of the underlying index, a result opposite of most mutual funds and ETFs. An investor who purchases shares of a Fund intra-day will generally receive more, or less, than -100% exposure to the underlying index from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the underlying index from the end of the prior trading day. If a Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from -100% of the return of the underlying index performance for the longer period. This deviation will increase with higher index volatility and longer holding periods.
For periods longer than a trading day, volatility in the performance of the underlying index from day to day is the primary cause of any disparity between a Fund’s actual returns and the returns of the underlying index for such period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. For example, consider the following three examples that demonstrate the effect of volatility on a hypothetical fund seeking an -100% correlation with an underlying index:
Example 1 – Underlying Index Experiences Low Volatility
Mary invests $10.00 in the hypothetical Fund at the close of trading on Day 1. During Day 2, the Fund’s underlying index decreases from 100 to 98, a 2% loss. Mary’s investment rises 2% to $10.20. Mary holds her investment through the close of trading on Day 3, during which the Fund’s underlying index decreases from 98 to 96, a loss of 2.04%. Mary’s investment rises to $10.41, a gain during Day 3 of 2.04%. For the two day period since Mary invested in the Fund, the underlying index lost 4% although Mary’s investment increased by 4.1%. Because the underlying index continued to trend upwards with low volatility, Mary’s return closely correlates to the -100% return of the return of the underlying index for the period.
Example 2 – Underlying Index Experiences High Volatility
Mary invests $10.00 in the hypothetical Fund after the close of trading on Day 1. During Day 2, the Fund’s underlying index decreases from 100 to 98, a 2% loss, and Mary’s investment rises 2% to $10.20. Mary continues to hold her investment through the end of Day 3, during which the Fund’s underlying index increases from 98 to 102, a gain of 4.08%. Mary’s investment declines by 4.08%, from $10.20 to $9.78. For the two day period since Mary invested in the Fund, the Fund’s underlying index gained 2% while Mary’s investment decreased from $10 to $9.78, a 2.20% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for the two day period and Mary’s return. In this situation, Mary lost more than -100% the return of the underlying index.
Example 3 – Intra-day Investment with Volatility
The examples above assumed that Mary purchased the hypothetical Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the underlying index from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.
Mary invests $10.00 in the hypothetical Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the underlying index moved from 100 to 98, a 2% loss. In light of that loss, the Fund’s beta at the point at which Mary invests is -96%. During the remainder of Day 2, the Fund’s underlying index decreases from 98 to 90, a loss of 8.16%, and Mary’s investment rises 7.83% (which is the underlying index gain of 8.16% multiplied by the 96% beta that she received) to $10.78. Mary continues to hold her investment through the close of trading on Day 2, during which the Fund’s underlying index increases from 90 to 110, a gain of 22.22%. Mary’s investment declines by 18.2%, from $10.78 to $8.82. For the period of Mary’s investment, the Fund’s underlying index increased from 98 to 110, a gain of 12.25%, while Mary’s investment decreased from $10.00 to $8.82, an 11.8% loss. The volatility of the underlying index affected the correlation between the index’s return for period and Mary’s return. In this situation, Mary lost less than -100% of the return of the underlying index. Mary’s investment was also affected because she missed the first 2% move of the underlying index and had a beta of -96% for the remainder of Day 2.
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The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the Funds should: (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments. Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds. There is no assurance that any of the Funds offered in this Prospectus will achieve their investment objectives and an investment in any Fund could lose money. No single Fund is a complete investment program.
Market Volatility. Each Fund seeks to provide a return which is -100% of the daily performance of its underlying index. No Fund attempts to, and no Fund should be expected to, provide returns which are -100% of the return of the underlying index for periods other than a single day. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
Daily rebalancing will impair a Fund’s performance if the underlying index experiences volatility. For instance, a Fund would be expected to lose 4% (as shown in Table 1 below) if its underlying index provided no return over a one year period and experienced annualized volatility of 20%. If the underlying index’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a Fund widens to approximately 15%.
At higher volatility levels, there is a chance of a significant loss of Fund assets even if the underlying index is flat. For instance, if annualized volatility of the underlying index were 100%, the Fund based on that underlying index would be expected to lose more than 60% of its value, even if the underlying index returned 0% for the year. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in its return the index.
Table 1
Volatility Range	Fund Loss
10%	-1%
20%	-4%
30%	-9%
40%	-15%
50%	-22%
60%	-30%
70%	-39%
80%	-47%
90%	-55%
100%	-63%
Table 2 shows the average volatility rate for the Funds’ underlying indices over the five year period ended December 31, 2019. The underlying indices have annualized historical volatility rates over that period ranging from 1.88% to 25.39%. Since market volatility has negative implications for Funds which rebalance daily, investors should be sure to monitor and manage their investments in the Funds particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Funds for longer periods over the past five years. Given the historically low levels of volatility during the past five years, historical index volatility and performance are not likely indicative of future volatility and performance.
Table 2 – Historic Volatility of each Fund’s Benchmark Index
Index	5-Year Historical Volatility Rate
Bloomberg Barclays US Aggregate Bond Index	3.21%
CSI 300 Index	25.39%
CSI Overseas China Internet Index	25.27%
ICE U.S. Treasury 20+ Year Bond Index	12.09%
MSCI US REIT Index	14.67%
Russell 2000® Index	16.38%
S&P 500® Index	13.43%
S&P National AMT-Free Municipal Bond Index	1.88%
The intra-day value of each Fund’s shares, otherwise known as the “intraday indicative value” or “IOPV,” which is disseminated by the Exchange every 15 seconds throughout the business day, is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit on the prior business day. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time, nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day.
65	Direxion Shares ETF Trust Prospectus

The Projected Return of a Fund for a Single Trading Day. Each Fund seeks to provide a daily return which is the inverse (or opposite) of the daily return of an underlying index. To create the necessary exposure, a Fund engages in short selling— borrowing and selling securities it does not own. The money that a Fund receives from short sales—the short sale proceeds—
is an asset of the Fund that can generate income to help offset the Fund’s operating expenses. However, the costs of creating short exposure, which may require the Fund’s counterparties to borrow and sell certain securities, may offset or outweigh such income. As the holder of a short position, a Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance. Each Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases Fund shares at close of the markets on a given trading day, the investor’s exposure to the underlying index of a Fund would reflect 100% of the inverse performance of the underlying index during the following trading day, subject to the charges and expenses noted above.
The Projected Returns of Funds for Intra-Day Purchases. Because the Funds rebalance their portfolios once daily, an investor who purchases shares during a day will likely have more, or less, than -100% investment exposure to the underlying index for a Fund. The exposure to the underlying index received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily investment objective (i.e.,-100%) by an amount determined by the movement of the underlying index from its value at the end of the prior day. If the underlying index moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying index than the stated fund daily investment objective (i.e., -100%). Conversely, if the underlying index moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying index than the stated fund daily inverse investment objective (i.e., -100%).
Table 3 below indicates the exposure to the underlying index that an intra-day purchase of a Fund would be expected to provide based upon the movement in the value of a Fund’s underlying index from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the underlying index of a Fund has moved 2% in a direction favorable to a Fund, the investor would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately 96% of the investor’s investment.
Conversely, if the underlying index has moved 2% in a direction unfavorable to a Fund, an investor at that point would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately -104% of the investor’s investment.
The table includes a range of underlying index moves from 5% to –5% for a Fund; index moves beyond the range noted below will result in exposure further from a Fund’s daily investment objective.
Table 3
Index Move	Resulting Exposure for a Fund
-5%	-90%
-4%	-92%
-3%	-94%
-2%	-96%
-1%	-98%
0%	-100%
1%	-102%
2%	-104%
3%	-106%
4%	-108%
5%	-110%
The Projected Returns of the Funds for Periods Other Than a Single Trading Day. The Funds seek investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day—which should not be equated with seeking an investment objective for any other period. For instance, if the S&P 500® Index gains 10% for a week, the Direxion Daily S&P 500® Bear 1X Shares should not be expected to provide a return of -10% for the week even if it meets its daily investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily investment objectives may result in daily compounding, which means that the return of an underlying index over a period of time greater than one day multiplied by a Fund’s daily inverse investment objective (-100%) will not generally equal a Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single trading day.
The following charts set out a range of hypothetical daily performances during a given 10 trading days of an underlying index and demonstrate how changes in the underlying index impact a Fund’s performance for one trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in a Fund over a 10 trading day period and do not reflect expenses of any kind.
Direxion Shares ETF Trust Prospectus	66

Table 4 – The Index Lacks a Clear Trend
Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	105	5.00%	5.00%	$ 95.00	-5.00%	-5.00%
Day 2	110	4.76%	10.00%	$ 90.47	-4.76%	-9.53%
Day 3	100	-9.09%	0.00%	$ 98.69	9.09%	-1.31%
Day 4	90	-10.00%	-10.00%	$108.55	10.00%	8.55%
Day 5	85	-5.56%	-15.00%	$114.58	5.56%	14.58%
Day 6	100	17.65%	0.00%	$ 94.35	-17.65%	-5.65%
Day 7	95	-5.00%	-5.00%	$ 99.06	5.00%	-0.94%
Day 8	100	5.26%	0.00%	$ 93.84	-5.26%	-6.16%
Day 9	105	5.00%	5.00%	$ 89.14	-5.00%	-10.86%
Day 10	100	-4.76%	0.00%	$ 93.38	4.76%	-6.62%
The cumulative performance of the hypothetical underlying index in Table 4 is 0% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is -6.62%. The volatility of the hypothetical underlying index performance and lack of a clear trend results in performance for a hypothetical Fund for the period which bears little relationship to the performance of the hypothetical underlying index for the 10 trading day period.
Table 5 – The Index Rises in a Clear Trend
Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	102	2.00%	2.00%	$ 98.00	-2.00%	-2.00%
Day 2	104	1.96%	4.00%	$ 96.07	-1.96%	-3.93%
Day 3	106	1.92%	6.00%	$ 94.22	-1.92%	-5.78%
Day 4	108	1.89%	8.00%	$ 92.43	-1.89%	-7.57%
Day 5	110	1.85%	10.00%	$ 90.72	-1.85%	-9.28%
Day 6	112	1.82%	12.00%	$ 89.06	-1.82%	-10.94%
Day 7	114	1.79%	14.00%	$ 87.46	-1.79%	-12.54%
Day 8	116	1.75%	16.00%	$ 85.92	-1.75%	-14.08%
Day 9	118	1.72%	18.00%	$ 84.44	-1.72%	-15.56%
Day 10	120	1.69%	20.00%	$ 83.01	-1.69%	-16.91%
The cumulative performance of the hypothetical underlying index in Table 5 is 20% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is -16.91%. In this case, because of the positive hypothetical underlying index trend, a hypothetical Fund’s decline is less than -100% of the hypothetical underlying index gain for the 10 trading day period.
Table 6 – The Index Declines in a Clear Trend
Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	98	-2.00%	-2.00%	$102.00	2.00%	2.00%
Day 2	96	-2.04%	-4.00%	$104.08	2.04%	4.08%
Day 3	94	-2.08%	-6.00%	$106.24	2.08%	6.24%
Day 4	92	-2.13%	-8.00%	$108.50	2.13%	8.50%
Day 5	90	-2.17%	-10.00%	$110.85	2.17%	10.85%
Day 6	88	-2.22%	-12.00%	$113.31	2.22%	13.31%
Day 7	86	-2.27%	-14.00%	$115.88	2.27%	15.88%
Day 8	84	-2.33%	-16.00%	$118.58	2.33%	18.58%
Day 9	82	-2.38%	-18.00%	$121.40	2.38%	21.40%
Day 10	80	-2.44%	-20.00%	$124.36	2.44%	24.36%
67	Direxion Shares ETF Trust Prospectus

The cumulative performance of the hypothetical underlying index in Table 6 is -20% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is 24.36%. In this case, because of the negative hypothetical underlying index trend, a hypothetical Fund’s gain is greater than 100% of the hypothetical underlying index decline for the 10 trading day period.
Direxion Shares ETF Trust Prospectus	68

Additional Information Regarding Principal Risks
An investment in a Fund entails risks. A Fund may not achieve its investment objective and may decline in value. The Funds present risks not traditionally associated with other mutual funds and ETFs. For example, due to the Funds' daily inverse investment objectives, a small adverse move in a Fund's underlying index will result in larger and potentially substantial declines in that Fund. It is important that investors closely review and understand all of a Fund’s risks before making an investment. A Fund is not a complete investment program. The table below provides the risks of investing in the Funds. Following the table, each risk is explained.

	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily Small Cap Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily Municipal Bond Taxable Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily CSI China Internet Index Bear 1X Shares	Direxion Daily MSCI Real Estate Bear 1X Shares
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X
Aggressive Investment Techniques Risk	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X
Shorting Risk	X	X	X	X	X	X	X	X
Cash Transaction Risk	X	X	X	X	X	X	X	X
Intra-Day Investment Risk	X	X	X	X	X	X	X	X
Daily Inverse Index Correlation/Tracking Risk	X	X	X	X	X	X	X	X
Asset-Backed Securities Risk					X
China Investing Risk						X
Chinese Securities Risk							X
Consumer Discretionary Sector Risk							X
Credit Risk			X	X	X
Debt Instrument Risk			X	X	X
Emerging Markets Risk						X	X
Extension Risk				X	X
Financials Sector Risk		X				X
Healthcare Sector Risk		X
Industrials Sector Risk		X
Information Technology Sector Risk	X						X
Interest Rate Risk			X	X	X
Internet Company Industry Risk							X
Mortgage-Backed Securities Risk					X
Municipal Securities Risk				X
Prepayment Risk				X	X
Real Estate Sector Risk								X
U.S. Government Securities Risk			X		X
Large-Capitalization Company Risk	X					X	X	X
Micro-Capitalization Company Risk		X						X
Mid-Capitalization Company Risk	X
Small- and /or Mid-Capitalization Company Risk		X				X	X	X
Currency Exchange Rate Risk						X	X
Foreign Securities Risk						X	X
Geographic Concentration Risk						X	X
International Closed-Market Trading Risk						X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X				X	X	X
High Portfolio Turnover Risk		X		X			X	X
Investment Risk	X	X	X	X	X	X	X	X
Liquidity Risk						X	X
Money Market Instrument Risk	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X
Regulatory Risk	X	X	X	X	X	X	X	X
69	Direxion Shares ETF Trust Prospectus

	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily Small Cap Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily Municipal Bond Taxable Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily CSI China Internet Index Bear 1X Shares	Direxion Daily MSCI Real Estate Bear 1X Shares
Securities Lending Risk	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X
Special Risk Considerations Relating to Stock Connect Program and Special Risk Considerations Relating to RQFII and QFII Investments Risk						X
Effects of Compounding and Market Volatility Risk
Each Fund has a daily investment objective and a Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from underlying index’s performance times the stated multiple in a Fund’s investment objective, before fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds, particularly during periods of higher index volatility. A Fund does not attempt to, and should not be expected to, provide returns, before fees and expenses, which are 100% of the performance of its underlying index for periods other than one trading day. The impact of compounding will affect each shareholder differently depending on the period of time an investment in a Fund is held and the volatility of its underlying index during the period an investment in a Fund is held. The effect of compounding becomes more pronounced as volatility and a shareholder’s holding period increase.
Over time, the cumulative percentage increase or decrease in the value of a Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in 100% of the return of a Fund's underlying index due to the compounding effect of losses and gains on the returns of a Fund. It also is expected that a Fund will underperform the return of 100% of its underlying index in a trendless or flat market.
The chart below provides examples of how index volatility could affect a Fund’s performance. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) index volatility; b) index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in its underlying index. The chart below illustrates the impact of two principal factors – index volatility and index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of index volatility and index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in its underlying index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be worse than those shown.
As shown below, a Fund would be expected to lose 6.04% if its underlying index provided no return over a one year period during which the index experienced annualized volatility of 25%. If the underlying index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 42.9%.
At higher ranges of volatility, there is a chance of a significant loss of value in a Fund. For instance, if the underlying index’s annualized volatility is 100%, a Fund would be expected to lose approximately 63.23% of its value, even if the cumulative index return for the year was 0%. The volatility of ETFs or instruments that reflect the value of the underlying index such as swaps, may differ from the volatility of a Fund’s underlying index.
One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. A Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. These tables are intended to underscore the fact

Direxion Shares ETF Trust Prospectus	70

that a Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
For additional information and examples demonstrating the effects of volatility and index performance on the long-term performance of the Funds, see the “Additional Information Regarding Investment Techniques and Policies” section, and “Special Note Regarding the Correlation Risks of the Funds” in the Funds’ Statement of Additional Information.
Market Risk
Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. A Fund typically would lose value on a day when its underlying index increases.
Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on each Fund. A Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.
Aggressive Investment Techniques Risk
Using investment techniques that may be considered aggressive, such as futures contracts, forward contracts, options and swap agreements, includes the risk of potentially dramatic changes (losses) in the value of the instruments, imperfect correlations between the price of the instrument and the underlying security or index, and volatility of a Fund.
LIBOR Risk
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance.
In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Although there is still uncertainty regarding a replacement rate, it is anticipated that, beginning in 2020, derivatives and other transactions that currently utilize LIBOR will transition to using the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by U.S. Treasury securities. However, various counterparties or other entities may be unwilling or unable to utilize SOFR prior to 2021 or may be unable to modify existing agreements or instruments in a timely manner. The transition from LIBOR to SOFR (or any other replacement rate) may lead to a reduction in the value of some LIBOR-based investments and the effectiveness of new hedges placed against existing LIBOR-based investments, as well as significant market uncertainty, increased volatility, and illiquidity in markets for various instruments, which may result in prolonged adverse market conditions and impact a Fund’s performance or NAV.
Derivatives Risk
A Fund uses investment techniques, including investments in derivatives, such as swaps, futures and forward contracts, and options that may be considered aggressive. The use of derivatives may result in larger losses or smaller gains than than shorting the underlying securities. Investments in these derivatives may generally be subject to market risks that cause their prices to fluctuate more than an investment directly in a security and may increase the volatility of a Fund. The use of derivatives may expose a Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When a Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent a Fund from achieving its investment objective.
A Fund may use swaps on the underlying index. If the underlying index has a dramatic intraday move in value that causes a material decline in a Fund’s NAV, the terms of the swap agreement between a Fund and its counterparty may allow the counterparty to immediately close out of the transaction with a Fund. In such circumstances, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with a Fund’s daily inverse investment objective. This may prevent a Fund from achieving its daily inverse investment objective particularly if the underlying index reverses all or a portion of its intraday move by the end of the day. The value of an investment in the Fund may change quickly and without warning. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering a Fund’s return.
In addition, a Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset.
•	Futures Contracts. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.
•	Forward Contracts. Forward contracts are two-party
71	Direxion Shares ETF Trust Prospectus

contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
•	Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.
•	Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.
Counterparty Risk
Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount a Fund expects to receive from a counterparty to a financial instrument entered into by a Fund. Each Fund generally enters into derivatives transactions, such as the swap agreements, with counterparties such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a contract, or if any collateral posted by the counterparty for the benefit of a Fund is insufficient or there are delays in a Fund’s ability to access such collateral. If the counterparty becomes bankrupt or defaults on its payment obligations to a Fund, it may experience significant delays in obtaining any recovery, may obtain only a limited recovery or obtain no recovery and the value of an investment held by a Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions. European Union rules and regulations intervene when a financial institution is experiencing financial difficulties and could reduce, eliminate, or convert to equity a counterparty’s obligations to a Fund (sometimes referred to as a “bail in”).
A Fund typically enters into transactions with counterparties that present minimal risks based on the Adviser’s assessment of the counterparty’s creditworthiness, or its capacity to meet its financial obligations during the term of the derivative agreement or contract. The Adviser considers factors such as counterparty credit rating among other factors when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which a Fund transacts. Each Fund generally enters into swap agreements or other financial instruments with major, global financial institutions and seeks to mitigate risks by generally requiring that the counterparties for each Fund to post collateral, marked to market daily, in an amount approximately equal to what the counterparty owes a Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above. If a counterparty’s credit ratings decline, a Fund may be subject to a bail-in, as described above.
In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. There is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Additionally, although a counterparty to a centrally cleared swap agreement and/or an exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or a clearing organization that is further backed by a group of financial institutions, there may be instances in which a FCM or a clearing organization would fail to perform its obligations, causing significant losses to a Fund.
Shorting Risk
Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. A Fund may engage in short sales designed to earn the Fund a profit from the decline in the price of particular securities, baskets of securities or indices. Short sales are transactions in which a Fund borrows securities from a broker and sells the borrowed securities. A Fund is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. If the market price of the underlying security goes down between the time a Fund sells the security and buys it back, a Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, a Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest a Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest a Fund must pay to the lender of the security. A Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required a Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another
Direxion Shares ETF Trust Prospectus	72

securities lender or otherwise obtain the security by other means. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. As the holder of a short position, a Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance.
A Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose a Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If a Fund were to experience this volatility or decreased liquidity, a Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or a Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, a Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. A Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying a Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk
Unlike most ETFs, each Fund currently intends to effect creation and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by each Fund. As such, investment in each Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve each investment objective. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. Because each Fund currently intends to effect redemptions principally for cash, each Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Each Fund may recognize a capital gain on these sales that might not have been incurred if such Fund had made a redemption in-kind and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.
Intra-Day Investment Risk
Each Fund seeks daily investment results, which should not be equated with seeking an investment objective for shorter than a day. Thus, an investor who purchases Fund shares after the close of the markets on one trading day and before the close of the markets on the next trading day will likely have more, or less, than 100% investment exposure to the underlying index, depending upon the movement of the underlying index from the end of one trading day until the time of purchase. If the underlying index moves in a direction favorable to a Fund, the investor will receive less than 100% exposure to the underlying index. Conversely, if the underlying index moves in a direction adverse to a Fund, the investor will receive exposure to the underlying index greater than 100%. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, a Fund’s stated multiple of its underlying index.
If there is a significant intra-day market event and/or the securities of the underlying index experience a significant change in value, a Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, a Fund may close to purchases and sales of Shares prior to the close of regular trading on the Exchange and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk
Investors will lose money when the underlying index of a rises, which is a result that is the opposite from traditional index funds. There is no guarantee that a Fund will achieve a high degree of inverse correlation to its underlying index and therefore achieve its daily inverse investment objective. To achieve a high degree of inverse correlation with the underlying index, a Fund seeks to rebalance its portfolio daily to be consistent with its daily inverse investment objective. A Fund may have difficulty achieving its daily inverse investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by a Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect a Fund’s ability to adjust exposure to the required levels.
Because an underlying index may include instruments that trade on a different market than a Fund, a Fund's return may vary from the inverse of the performance of an underlying index because different markets may close before the Exchange opens or may not be open for business on the same calendar days as a Fund. Additionally, due to differences in trading hours, and because the underlying index may be calculated using prices obtained at times other than a Fund's NAV calculation time, a Fund's performance may not correlate to the its underlying index.
A Fund may not have investment exposure to all securities in its underlying index, or its weighting of investment exposure to such stocks or industries may be different from that of the underlying index. In addition, a Fund may invest in securities or financial instruments not included in the underlying index. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its underlying index. In addition, the target amount of portfolio exposure to the underlying index is impacted dynamically by the underlying index’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to its underlying index at the end of each day. The possibility of a Fund being materially over- or under-exposed to its underlying index increases on days when the underlying index is volatile near the close of the trading day. Activities surrounding periodic
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underlying index reconstitutions and other underlying index rebalancing or reconstitution events may hinder a Fund’s ability to meet its daily inverse investment objective.
Asset-Backed Securities Risk
Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of a Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in, and structure of, the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.
China Investing Risk
Exposure to investments in China and A-shares involve certain risks and other special considerations, including the following:
•	Political and Economic Risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the People’s Republic of China (“China” or the “PRC”) government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 30 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
The PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC over the last 30 years. There can be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any adjustment or modification of those economic policies may have an adverse impact on the China securities market. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Chinese securities.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some of all of the property held by the issuers of A-shares securities.
The laws, regulations, including the investment regulations allowing Stock Connect investing and Renminbi Qualified
Foreign Institutional Investors (“RQFII”) (and Qualified Foreign Institutional Investors (“QFII”)) to invest in A-shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the exposure to A-shares in a Fund’s portfolio.
Since 1949, the PRC has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978.
The PRC government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The PRC government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the PRC government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy.
The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth in recent years has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe impact to the Fund.
China has been transitioning to a market economy since the late seventies, reaffirming its economic policy reforms through five-year programs. Under the economic reforms implemented by the PRC government, the Chinese economy has experienced tremendous growth, developing into one of the largest economies in the world. There is no assurance, however, that such growth will be sustained in the future.
Moreover, any future slowdown or recessions in other significant economies of the world, such as the United
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States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would likely adversely impact the value of A-shares.
•	Inflation. Economic growth in China has also historically been accompanied by periods of high inflation. Beginning in 2004, the PRC government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and A-share securities could be negatively impacted.
•	Tax Changes. The Chinese taxation system is not as well settled as that of the United States. Changes in the Chinese tax system could have retroactive effects that may impact the Chinese securities market.
•	Nationalization and Expropriation. After the formation of the Chinese socialist state in 1949, the PRC government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the PRC government will not take similar actions in the future. Accordingly, investments in A-share securities or other Chinese investments involve a risk of total loss.
•	Chinese Securities Markets. The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are the United States issuers with respects to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, unpredictable trading suspensions, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
•	Available Disclosure about Chinese Companies. Disclosure and regulatory standards in emerging countries, such as China, are in many respects less stringent then U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to investors than would be the case if the investments were made in the U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.
•	Chinese Corporate and Securities Law. The regulations on investments and repatriation of capital by QFIIs and RQFIIs are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities have broad discretion in this regard. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statues, there is uncertainty regarding the implementation of existing law.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors with protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor. It may therefore be more difficult for an investor to enforce their rights under Chinese corporate and securities laws, and it may be difficult or impossible to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors.
•	Investment and Repatriation Restrictions. Investments in A-shares and other Chinese financial instruments are regulated by the CSRC, including warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that a foreign investor may purchase and limits the classes of securities in which a foreign investor may invest. The PRC government limits foreign investment in securities of certain Chinese issuers entirely if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. Currently licensed RQFII entities are allowed to repatriate RMB daily and are not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future.
Chinese Securities Risks
The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on a Fund. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth
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of the Chinese economy and may impact a Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on a Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
Chinese Government Risk
The Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced inflation or otherwise regulated economic expansion. If such past actions were to continue, they may have significant adverse effects on the economic conditions in China. The Chinese government also strictly regulates the payment of foreign currency-denominated obligations and sets monetary policy, and may introduce new laws and regulations that may impact a Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in Chinese securities could result in a total loss if these companies are re-nationalized or other regulatory actions are taken by the Chinese government. The Chinese securities markets have a limited operating history and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic and regulatory developments in China and other Asian countries and may experience significant losses in such conditions. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility than more developed securities markets.
Chinese Markets Risk
The Chinese securities markets have a limited operating history and are not as developed as those in the United States. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic and regulatory developments in China and other Asian countries and may experience significant losses in such conditions. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, which may result in a Fund’s shares trading at wider bid-ask spreads and/or premiums and discounts to NAV.
Investments in China may also be subject to any positive or adverse effects of the varying nature of its economic landscape with respect to expropriation and/or nationalization of assets, strengthened or lessened restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
Chinese Currency Risk
The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the Chinese government, the United States, foreign governments, central banks or supranational entities, the imposition of current controls of other national or global political or economic developments. The RMB is currently not a freely convertible currency. The Chinese government places strict regulations on RMB and sets the value of RMB to levels dependent on the value of the U.S. Dollar, but the Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. Dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and may reduce the liquidity of Chinese investments. A Fund’s exposure to Chinese securities and therefore, the RMB, may result in volatility.
Special Risk Considerations Relating to Stock Connect Program
The China Funds’ ability to achieve their investment objective is dependent on the ability of other ETFs and counterparties to invest in A-Shares through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Program”) which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. The Stock Connect Program is subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the other funds’ or counterparties’ ability to invest in A-Shares through the Stock Connect Program and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the other ETFs or counterparties are unable to add to or exit their positions. Only certain A-Shares are eligible to be accessed through the Stock Connect Program. Such securities may lose their eligibility at any time, in which case they may no longer be able to be purchased or sold through the Stock Connect Program. Because the Stock Connect Program is still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. In addition, there is no assurance that the necessary systems required to operate the Stock Connect Program will function properly or will continue
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to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Stock Connect Program could be disrupted. The Stock Connect Program are subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the participating exchanges will continue to support the Stock Connect Program in the future. Each of the foregoing could restrict the China Funds from selling their investments, adversely affect the value of its holdings and negatively affect the China Funds’ ability to meet shareholder redemptions.
Investments in China A-Shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to risk of default by the broker. Because of the way in which A-Shares are held in the Stock Connect Program, the a fund or counterparty may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchange becomes insolvent. Given that all trades through the Stock Connect Program must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
Special Risk Considerations Relating to RQFII and QFII Investments Risk
The China Funds’ ability to achieve their investment objective is dependent on the ability of other ETFs and counterparties to obtain their QFII or RQFII quota, to the extent that their investment strategy depends on such quota. The China Funds also cannot predict what would occur if general QFII or RQFII quotas were reduced or eliminated. Either circumstance would likely have a material adverse impact on the China Funds through its indirect investments and would likely adversely affect the willingness and ability of potential swap counterparties to engage in swaps with the China Funds that are linked to the performance of A-shares. Additionally, other ETFs may limit or suspend creation unit activity and shares could trade at a significant premium or discount to its NAV and therefore impact the China Funds’ ability to obtain exposure to their underlying indices and the China Funds' ability to achieve their investment objectives or obtain a high correlation to their underlying indices.
Presently, there are a limited number of firms and potential counterparties that have RQFII or QFII status or are willing and able to enter into swap transactions linked to the performance of A-shares. If the China Funds are unable to obtain sufficient inverse exposure to their underlying indices due to the limited availability of necessary investments or financial instruments, the China Funds could, among other things, as a defensive measure, limit or suspend creation units until the Adviser determines that the requisite exposure to their underlying indices is obtainable. During the period that creation units are suspended, the China Funds could trade at a significant premium or discount to their NAV and could experience substantial redemptions. Alternatively, the China Funds could change their investment objectives, for example, seeking inverse exposure to track an alternative index focused on Chinese-related stocks other than A-shares or other appropriate investments, or decide to liquidate the China Funds.
Consumer Discretionary Sector Risk
Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Credit Risk
A Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. The degree of credit risk for a particular security may be reflected in its credit rating. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Debt Instrument Risk
The value of debt instruments may increase or decrease as a result of the following: market fluctuations; changes in interest rates; actual or perceived inability of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments; or illiquidity in debt securities markets. Debt instruments are also impacted by political, regulatory, market and economic developments that impact the market in general and specific economic sectors, industries or segments of the fixed income market. In general, rising interest rates lead to a decline in the value of debt securities and debt securities with longer durations tend to be more sensitive to interest rate changes usually making their prices more volatile than those of securities with shorter durations. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Declining interest rates may lead to prepayment of obligations and cause reduced rates of return due to reinvestment of interest and principal payments at lower interest rates.
Emerging Markets Risk
Securities of companies operating in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed
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markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Extension Risk
During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, which may adversely impact the value of a Fund’s investments.
Financials Sector Risk
Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Healthcare Sector Risk
The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.
Industrials Sector Risk
Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk
The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
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Interest Rate Risk
Debt securities, and securities that provide exposure to debt securities, have varying levels of sensitivity to changes in interest rates. In addition, a Fund is subject to the risk that interest rates may change and exhibit increased volatility, thus affecting the performance of a Fund. Securities with longer maturities can be more sensitive to interest rate changes. To the extent a Fund’s Index includes a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Index to decline significantly. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting a Fund’s return.
In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate change may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment-grade debt securities.
Internet Company Industry Risk
The market prices of internet securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, evolving industry standards and frequent new product productions. Internet securities also may be affected adversely by changes in consumer and business purchasing patterns and government regulations. These companies may have high market valuations and may appear less attractive to investors, which may cause sharp decreases in their market prices.
Mortgage-Backed Securities Risk
A Fund may invest in and/or have exposure to mortgage-backed securities (“MBS”), some of which may not be backed by the full faith and credit of the U.S. government. MBS are subject to prepayment or call risk and extension risk. Because of these risks, MBS react differently than other bonds to changes in interest rates. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. Default or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss.
Municipal Securities Risk
Municipal securities are fixed-income securities issued by states, counties, cities and other political subdivisions and authorities. Municipalities issue such securities to fund their current operations before collecting taxes or other municipal revenues or to fund capital projects prior to issuing long-term bonds. Municipal securities also may be issued by industrial or economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities, and other public agencies.
Municipal issuers are subject to unique factors affecting their ability to pay debt obligations, including the risk that litigation, legislation or other political events, local business and economic conditions, or bankruptcy could have a significant impact on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Moreover, an adverse interpretation of the tax status of municipal securities may make such securities decline in value. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Because many municipal securities are issued to finance certain projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in these sectors can affect the overall municipal market.
Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Prepayment Risk
Many types of debt securities, including mortgage securities, are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. As a result, a Fund may have to reinvest its assets in mortgage securities or other debt securities that have lower yields.
Real Estate Sector Risk
Commercial and residential real estate companies are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rent, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment
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trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline. On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from a AAA rating to a AA+ rating. A further downgrade of the ratings of U.S. government debt obligations could result in higher interest rates for individual and corporate borrowers, cause disruptions in bond markets and have a substantial negative effect on the U.S. economy.
Large-Capitalization Company Risk
Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk
Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Mid-Capitalization Company Risk
Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more-established companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk
Small- and/or mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, there will normally be less publicly available information concerning these securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund, resulting in more volatile performance. They also face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Currency Exchange Rate Risk
Changes in foreign currency exchange rates will affect the value of a Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If a Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on a Fund’s NAV.
Foreign Securities Risk
Foreign instruments may involve greater risks than domestic instruments. As a result, a Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates, interest rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the United States, and there may be less public information available about foreign companies.
Foreign securities may involve additional risk, including, greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trade patterns, trade barriers, and other protectionists or retaliatory measures.
Direxion Shares ETF Trust Prospectus	80

Geographic Concentration Risk
Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, a Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk
Because a Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current value of an underlying investment and last sale pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.
Adverse Market Conditions Risk
The investment objective of each Fund is to provide performance that correlates to the inverse of the performance of an underlying index. A Fund’s performance will suffer when market conditions are adverse to the Fund’s investment objective. For example, if the underlying index has risen on a given day, then a Fund’s performance should fall. Conversely, if an underlying index has fallen on a given day, then a Fund’s performance should rise.
Adviser’s Investment Strategy Risk
The Adviser utilizes a quantitative methodology to select investments for each Fund. Although this methodology is designed to correlate each Fund's daily performance with -100% of the daily performance of its underlying index, there is no assurance that such methodology will be successful and will enable a Fund to achieve its investment objective.
Commodity Pool Registration Risk
Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission (“CFTC”), the Funds are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator and will manage the Funds in accordance with CFTC rules as well as the rules that apply to registered investment companies, which includes registering the Funds as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Funds.
Cybersecurity Risk
The increased use of technologies, such as the internet, to conduct business increases the operational, information security and related “cyber” risks both directly to a Fund and through its service providers. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers. Unlike many other types of risks faced by a Fund, these risks typically are not covered by insurance. Cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents may include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding)
for purposes of misappropriating assets or sensitive information, corrupting data, causing physical damage to computer or network systems, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Failures or breaches of the electronic systems of a Fund, a Fund’s advisor, distributor, other service providers, counterparties, securities trading venues, or the issuers of securities in which a Fund invests have the ability to cause disruptions and negatively impact a Fund’s business operations, potentially resulting in financial losses to a Fund and its shareholders. Cyber attacks may also interfere with the Fund’s calculation of its NAV, result in the submission of erroneous trades or erroneous creation or redemption orders, and could lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. While a Fund has established business continuity plans, there are inherent limitations in such plans, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, a Fund cannot control the cyber security plans and systems of a Fund’s service providers or issuers of securities in which a Fund invests.
Early Close/Trading Halt Risk
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. For example, there is a risk that sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading at an increasingly large discount to NAV during part of, or all of, the trading day. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Equity Securities Risk
Publicly-issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.
High Portfolio Turnover Risk
Engaging in active and frequent trading due to Index rebalances, cash purchases or sales of Fund shares, or other reasons leads to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.
Investment Risk
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you
81	Direxion Shares ETF Trust Prospectus

sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk
Some securities held by a Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If a Fund is forced to sell an illiquid security at an unfavorable time or price, a Fund may incur a loss. Certain market conditions may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid.
Market illiquidity may cause losses for certain Funds. For these Funds, to the extent that a Fund's underlying index increases, a Fund may be one of many market participants that are attempting to transact in the securities of an underlying index or correlated instruments. Under such circumstances, the market for investments of the underlying index may lack sufficient liquidity for all market participants' trades. Therefore, a Fund may have more difficulty transacting in securities of the underlying index or correlated investments such as financial instruments and a Fund's transactions could exacerbate the price change of the securities of the underlying index. Additionally, because a Fund has short exposure, a minor increase in the value of underlying index should be expected to have a substantial adverse impact on a Fund.
Money Market Instrument Risk
Money market instruments, including money market funds, depositary accounts and repurchase agreements may be used for cash management purposes. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may also be subject to credit risks associated with the instruments in which they invest. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Non-Diversification Risk
A Fund invests a high percentage of its assets in a limited number of securities. A Fund’s NAV and total return may fluctuate more, or fall greater, in times of weaker markets than a diversified mutual fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains or losses on a single investment may have a greater impact on a Fund’s NAV and may make a Fund more volatile than more diversified funds.
Regulatory Risk
Additional legislative or regulatory changes could occur that may materially and adversely affect each Fund. For example, the regulator for the Funds has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of a Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for a Fund.
Securities Lending Risk
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for a Fund. In the event of a large redemption while a Fund has loaned portfolio securities, a Fund may suffer losses (e.g. overdraft fees) if it is unable to recall the securities on loan in time to fulfill the redemption.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. A Fund may have a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or investments that have lower trading volumes.
Market Price Variance Risk. Shares of a Fund that are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at NAV. The market prices of Shares will fluctuate in response to changes in the value of a Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than NAV (a premium) or less than NAV (a discount). There may be times when the market price and the NAV vary significantly and a shareholder may trade shares at a premium or a discount to a Fund’s NAV. A Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a Fund at NAV. There is no guarantee that an active secondary market will develop for Shares of a Fund. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade a Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and
Direxion Shares ETF Trust Prospectus	82

premiums or discounts may widen and a Fund’s Shares may possibly be subject to trading halts and/or delisting.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the Exchange or markets. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange.
A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from a Fund whose Shares you own. Typically, you will receive other services (e.g., average basis information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, as amended (“1940 Act”) each Fund is a registered investment company, and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of each Fund. Provided, generally, that a Fund’s investments comply with Section 12(d)(1)(A), registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions, including that such investment companies enter into an agreement with a Fund.
The Trust and the Funds have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing Shares of a Fund in amounts that would cause it to exceed the restrictions under Section 12(d)(1) should contact the Trust.
A Precautionary Note Regarding Unusual Circumstances. The Trust can postpone payment of redemption proceeds for any period during which (1) the Exchange is closed other than customary weekend and holiday closings, (2) trading on the Exchange is restricted, as determined by the SEC, (3) any emergency circumstances exist, as determined by the SEC, or (4) the SEC by order permits for the protection of shareholders of a Fund.
83	Direxion Shares ETF Trust Prospectus

About Your Investment
Share Price of the Funds
A fund’s share price is known as its NAV. Each Fund’s share price (except for the Fixed Income Funds) is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. Because a Fund is exchange traded, the price an individual shareholder will buy or sell Fund shares at will be based on the market price determined by the secondary market, which may be higher or lower than the NAV of a Fund.
Each Fixed Income Fund also calculates its NAV as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time each Business Day. However, on days that the bond markets close all day, which currently includes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (a “Bond Market Holiday”), the Fixed Income Funds do not calculate their NAVs, even if the NYSE is open for business. On such days, orders for purchase or redemption will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday. Similarly, on days that the bond markets close early but the NYSE does not (usually at 2 p.m. Eastern Time, and which currently include the Friday before Memorial Day and New Year’s Eve), the Fixed Income Funds treat the portion of the day that the bond markets are closed as a Bond Market Holiday and calculates their NAVs as of the recommended closing time for the bond markets, which may be before 4:00 p.m. Eastern Time, subject to the discretion of the Adviser. In such instances, orders for purchase or redemption that are received prior to the close of bond markets will receive the NAV calculated at the time of the bond markets closure, whereas orders for purchase or redemption that are received thereafter will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
Share price is calculated by dividing a Fund’s net assets by its shares outstanding. In calculating its NAV, each Fund generally values its assets on the basis of market quotations, the last sale or settlement prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day NAV is calculated. If such information is not available for a security held by a Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at fair value estimates by the Adviser under guidelines established by the Board of Trustees. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency. Each Fund also relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in a Fund’s portfolio. The pricing service, its methodology or the threshold may change from time to time. Debt obligations with maturities of 60 days or less are valued at amortized cost.
Fair Value Pricing. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds' pricing service does not provide a valuation for such securities, the Funds' pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since closing prices were established, but before the time as of which a Fund calculates its NAV. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures and will use that market value in the next calculation of NAV.
Direxion Shares ETF Trust Prospectus	84

Rule 12b-1 Fees
The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund may pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No 12b-1 fees are currently authorized to be paid by a Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Frequent Purchases and Redemptions. Rafferty expects a significant portion of the Funds' assets to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (“Authorized Participant Agreement”) with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, each Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses. Transaction fees are imposed as set forth in the table in the SAI.
How to Buy and Sell Shares
Each Fund issues and redeems Shares only in large blocks of 50,000 Shares, called “Creation Units.”
Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Individual Shares of each Fund, once listed for trading on the Exchange, can be bought and sold throughout the trading day like other publicly traded securities. The Funds do not require any minimum investment in such secondary market transactions.
When buying or selling Shares through a broker, investors may incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offer prices in the secondary market. In addition, because secondary market transactions occur at market prices, investors may pay more than NAV when buying Shares, and receive less than NAV when selling Shares.
The Adviser may pay brokers and other financial intermediaries for educational training programs, the development of technology platforms and reporting systems or other administrative services related to a Fund. Ask your salesperson or visit your financial intermediary’s website for more information.
The Funds’ Exchange trading symbols are as follows:
Fund	Symbol
Direxion Daily S&P 500® Bear 1X Shares	SPDN
Direxion Daily Small Cap Bear 1X Shares
Direxion Daily 20+ Year Treasury Bear 1X Shares	TYBS
Direxion Daily Municipal Bond Taxable Bear 1X Shares
Direxion Daily Total Bond Market Bear 1X Shares	SAGG
Direxion Daily CSI 300 China A Share Bear 1X Shares	CHAD
Direxion Daily CSI China Internet Index Bear 1X Shares
Direxion Daily MSCI Real Estate Bear 1X Shares
Share prices are reported in dollars and cents per Share. For information about acquiring or selling Shares through a secondary market purchase, please contact your broker.
Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations
85	Direxion Shares ETF Trust Prospectus

and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” through your brokerage account.
Management of the Funds
Rafferty provides investment management services to the Funds. Rafferty has been managing investment companies since 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of October 31, 2019, the Adviser had approximately $13.7 billion in assets under management.
Pursuant to an investment advisory agreement between the Trust and Rafferty, each Fund pays Rafferty the following fee at an annualized rate based on a percentage of each Fund's average daily net assets:
Fund	Advisory Fee Charged
Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily Small Cap Bear 1X Shares	0.35%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.35%
Direxion Daily Municipal Bond Taxable Bear 1X Shares	0.35%
Direxion Daily Total Bond Market Bear 1X Shares	0.35%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.60%
Direxion Daily CSI China Internet Index Bear 1X Shares	0.60%
Direxion Daily MSCI Real Estate Bear 1X Shares	0.35%
For the fiscal year ended October 31, 2019, the Adviser received net management fees as a percentage of average daily net assets from each Fund as follows:
Fund	Percentage
Direxion Daily S&P 500® Bear 1X Shares	0.07%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.00%
Direxion Daily Total Bond Market Bear 1X Shares	0.00%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.59%
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Funds is included in the Funds' Annual Report for the period ended October 31, 2019.
Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse each Fund for Other Expenses through September 1, 2021, to the extent that a Fund’s Total Annual Fund Operating Expenses exceed the percentage listed in the table below of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. Solely at Rafferty’s option and discretion, Rafferty may pay, reimburse or otherwise assume one or more of the excluded expenses, in which case such expense will be subject to reimbursement by Rafferty in accordance with the Operating Expense Limitation Agreement. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Fund	Expense Cap
Direxion Daily S&P 500® Bear 1X Shares	0.45%
Direxion Daily Small Cap Bear 1X Shares	0.45%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.45%
Direxion Daily Municipal Bond Taxable Bear 1X Shares	0.45%
Direxion Daily Total Bond Market Bear 1X Shares	0.45%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.80%
Direxion Daily CSI China Internet Index Bear 1X Shares	0.80%
Direxion Daily MSCI Real Estate Bear 1X Shares	0.45%
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”). An investment trading team of Rafferty employees assists the Portfolio Managers in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading
Direxion Shares ETF Trust Prospectus	86

team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.
The Funds' Statement of Additional Information ("SAI") provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of securities in the Funds.
Portfolio Holdings
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.
other service providers
Foreside Fund Services, LLC (“Distributor”) serves as the Funds' distributor. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Funds' administrator. Bank of New York Mellon (“BNYM”) serves as the Funds' transfer agent, fund accountant, custodian and index receipt agent. The Distributor is not affiliated with Rafferty, USBFS, or BNYM.
Distributions
Fund Distributions. Each Fund pays out dividends from its net investment income, and distributes any net capital gains, if any, to its shareholders at least annually. Each Fund is authorized to declare and pay capital gain distributions in additional Shares or in cash. A Fund may have extremely high portfolio turnover, which may cause it to generate significant amounts of taxable income. Each Fund will generally need to distribute net short-term capital gain to satisfy certain tax requirements. As a result of the Funds' high portfolio turnover, they could need to make larger and/or more frequent distributions than traditional ETFs.
Dividend Reinvestment Service. Brokers may make the DTC book-entry dividend reinvestment service (“Reinvestment Service”) available to their customers who are shareholders of a Fund. If the Reinvestment Service is used with respect to a Fund, its distributions of both net income and capital gains will automatically be reinvested in additional and fractional Shares thereof purchased in the secondary market. Without the Reinvestment Service, investors will receive Fund distributions in cash, except as noted above under “Fund Distributions.” To determine whether the Reinvestment Service is available and whether there is a commission or other charge for using the service, consult your broker. Fund shareholders should be aware that brokers may require them to adhere to specific procedures and timetables to use the Reinvestment Service.
Taxes
As with any investment, you should consider the tax consequences of buying, holding, and disposing of Shares. The tax information in this Prospectus is only a general summary of some important federal tax considerations generally affecting a Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to an investment in Shares.
Fund distributions to you and your sale of your Shares will have tax consequences to you unless you hold your Shares through a tax-exempt entity or tax-deferred retirement arrangement, such as an individual retirement account (“IRA”) or 401(k) plan.
Each Fund intends to qualify, or to continue to qualify, each taxable year for taxation as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of income dividends or capital gain distributions.
87	Direxion Shares ETF Trust Prospectus

Taxes on Distributions. Dividends from a Fund’s investment company taxable income – generally, the sum of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid – will be taxable to you as ordinary income to the extent of its earnings and profits, whether they are paid in cash or reinvested in additional Shares. However, dividends a Fund pays to you that are attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be taxed to you, if you are an individual, trust, or estate and satisfy those restrictions with respect to your Shares, for federal income tax purposes, at the rates of 15% or 20% for such shareholders with taxable income exceeding certain thresholds (which will be indexed for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations – subject to similar restrictions; however, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. No Fund expects to earn a significant amount of income that would qualify for those maximum rates or that deduction.
Distributions of a Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that it recognizes on sales or exchanges of capital assets (“capital gain distributions”), if any, will be taxable to you as long-term capital gains, at the maximum rates mentioned above if you are an individual, trust, or estate, regardless of your holding period for the Shares on which the distributions are paid and regardless of whether they are paid in cash or reinvested in additional Shares. A Fund’s capital gain distributions may vary considerably from one year to the next as a result of its investment activities and cash flows and the performance of the markets in which it invests. No Fund expects to earn a significant amount of net capital gain.
Distributions in excess of a Fund’s current and accumulated earnings and profits, if any, first will reduce your adjusted tax basis in your Shares in the Fund and, after that basis is reduced to zero, will constitute capital gain. That capital gain will be long-term capital gain, and thus will be taxed at the maximum rates mentioned above if you are an individual, trust, or estate if the distributions are attributable to Shares you held for more than one year.
Investors should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Shares shortly before the record date therefor, they will pay full price for the Shares and receive some part of the purchase price back as a taxable distribution even though it represents a partial return of invested capital.
In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.
Because of the possibility of high portfolio turnover, the Funds may generate significant amounts of taxable income. Accordingly, the Funds may need to make larger and/or more frequent distributions than traditional unleveraged ETFs. A substantial portion of that income typically will be short-term capital gain, which will generally be treated as ordinary income when distributed to shareholders.
Fund distributions to tax-deferred or qualified plans, such as an IRA, retirement plan or pension plan, generally will not be taxable. However, distributions from such plans will be taxable to the individual participant notwithstanding the character of the income earned by the qualified plan. Please consult a tax adviser for a more complete explanation of the federal, state, local and foreign tax consequences of investing in a Fund through such a plan.
Taxes When Shares are Sold. Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year, taxable at the maximum rates (15% or 20%) mentioned above if you are an individual, trust, or estate; otherwise, the gain will be treated as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of capital gain distributions, if any, received with respect to those Shares. In addition, all or a portion of any loss recognized on a sale or exchange of Shares of a Fund will be disallowed to the extent other Shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of the sale or exchange; in that event, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.
Holders of Creation Units. A person who purchases Shares of a Fund by exchanging securities for a Creation Unit generally will recognize capital gain or loss equal to the difference between the market value of the Creation Unit and the person’s aggregate basis in the exchanged securities, adjusted for any Balancing Amount paid or received. A shareholder who redeems a Creation Unit generally will recognize gain or loss to the same extent and in the same manner as described in the immediately preceding paragraph.
Miscellaneous. Backup Withholding. A Fund must withhold and remit to the U.S. Treasury 24% of dividends and capital gain distributions otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the social security or other taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
Additional Tax. An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays and net gains realized on the sale or redemption of Shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply
Direxion Shares ETF Trust Prospectus	88

for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Basis Determination. A shareholder who wants to use the average basis method for determining basis in Shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different IRS-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Fund shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.
You may also be subject to state and local taxes on Fund distributions and dispositions of Shares.
Non-U.S. Shareholders. “A “non-U.S. shareholder” is an investor that, for federal tax purposes, is a nonresident alien individual, a foreign corporation or a foreign estate or trust. Except where discussed otherwise, the following disclosure assumes that a non-U.S. shareholder’s ownership of Shares is not effectively connected with a trade or business conducted by such non-U.S. shareholder in the United States and does not address non-U.S. shareholders who are present in the United States for 183 days or more during the taxable year. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Withholding. Dividends paid by a Fund to non-U.S. shareholders will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income (other than “qualified interest income” or “qualified short-term capital gains,” as described below). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation’s earnings and profits attributable to such dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. See the discussion of backup withholding under “Miscellaneous” above.
Exemptions from Withholding. In general, federal income tax will not apply to gain realized on the sale or other disposition of Shares or to any Fund distributions reported as capital gain dividends, short-term capital gain dividends, or interest-related dividends.
“ Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” a Fund realizes (generally, the excess of a Fund’s net short-term capital gain over long-term capital loss for a taxable year, computed with certain adjustments). “Interest-related dividends” are dividends that are attributable to “qualified net interest income” from U.S. sources. Depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as short-term capital gain dividends and interest-related dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for the exemption, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as a short-term capital gain dividend or an interest-related dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. As discussed more fully in the Funds' SAI under “Taxes,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. Non-U.S. shareholders should consult their own tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
More information about taxes is available in the Funds' SAI.
Additional Information
The Trust enters into contractual arrangements with various parties, which may include, among others, the Funds' investment adviser, custodian, and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
89	Direxion Shares ETF Trust Prospectus

Index Licensors
Bloomberg Barclays Index. The Direxion Daily Total Bond Market Bear 1X Shares, (collectively “the Fund”), is/are not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital’s only relationship to Direxion and the Fund is/are the licensing of the Barclays Capital Index which is determined, composed and calculated by Barclays Capital without regard to Direxion or the Fund. Barclays Capital has no obligation to take the needs of Direxion, the Fund or the owners of the Fund into consideration in determining, composing or calculating the Barclays Capital Index. Barclays Capital is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Barclays Capital has no obligation or liability in connection with the administration, marketing or trading of the Fund.
BARCLAYS CAPITAL SHALL HAVE NO LIABILITY TO LICENSEE OR TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES, RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.
CSI Indices. The CSI 300 Index and the CSI Overseas China Internet Index are calculated by China Securities Index Company (“CSI”). CSI does not make any warranties, express or implied, to any of their customers or anyone else regarding the accuracy or completeness of any data related to the CSI Indices. All information is provided for informational purposes only. CSI accepts no liability for any errors or any loss arising from the use of information.
Interactive Data Pricing and Reference Data, LLC. The ICE U.S. Treasury 20+ Year Bond Index (the “ICE Index”) is a service mark of Interactive Data Pricing and Reference Data, LLC or its affiliates ("Interactive Data'') and has been licensed for use by Rafferty in connection with the Direxion Daily 20+ Year Treasury Bear 1X Shares (the “Financial Products”). Neither Rafferty nor the Financial Products are sponsored, endorsed, sold or promoted by Interactive Data. Interactive Data makes no representations or warranties regarding Rafferty or the Financial Products or the ability of the Direxion Daily 20+ Year Treasury Bear 1X Shares to track the applicable Index.
VENDOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL VENDOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
MSCI Index. The underlying index for the Direxion Daily MSCI Real Estate Bear 1X Shares is the MSCI US REIT Index. The Fund are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the “MSCI Parties”). The MSCI Index is the exclusive property of MSCI. MSCI and the MSCI Index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Index which are determined, composed and calculated by MSCI without regard to the Fund or the issuer or shareholders of the Fund or any other person or entity into consideration in determining, composing or calculating the MSCI Index. None of the MSCI Parties are responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by or the consideration into which the Fund is/are redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the Fund or any other person or entity in connection with the administration, marketing or offering of the Fund.
Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Index from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the Fund, shareholders of the Fund, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of, or in connection with, any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to the MSCI Index and any data included therein. Without limiting any
Direxion Shares ETF Trust Prospectus	90

of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Russell Indices. The Direxion Daily Small Cap Bear 1X Shares are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Direxion Daily Small Cap Bear 1X Shares or any member of the public regarding the advisability of investing in securities generally or in the Direxion Daily Small Cap Bear 1X Shares particularly or the ability of the Russell 2000® Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000® Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000® Index is based. Russell’s only relationship to the Trust is the licensing of certain trademarks and trade names of Russell and of the Russell 2000® Index which is determined, composed and calculated by Russell without regard to the Trust or Direxion Daily Small Cap Bear 1X Shares. Russell is not responsible for and has not reviewed the Trust or Direxion Daily Small Cap Bear 1X Shares nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Direxion Daily Small Cap Bear 1X Shares.
RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE Russell 2000® Index OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OF IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, INVESTORS, OWNERS OF THE Direxion Daily Small Cap Bear 1X Shares, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Russell 2000® Index OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Russell 2000® Index OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Standard and Poor’s Indices. The S&P 500® Index and the S&P National AMT-Free Municipal Bond Index (the “S&P Indices”) is/are products of S&P Dow Jones Indices LLC (“SPDJI”), and has/have been licensed for use by the Trust. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Trust. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Indices to track general market performance. S&P Dow Jones Indices’ only relationship to the Trust with respect to the S&P Indices is the licensing of such Index(es) and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P Indices is/are determined, composed and calculated by S&P Dow Jones Indices without regard to the Trust or the Funds. S&P Dow Jones Indices have no obligation to take the needs of the Trust or the owners of the Funds into consideration in determining, composing or calculating the S&P Indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the S&P Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products based on the S&P 500 Index and other S&P proprietary indices unrelated to the Funds currently being issued by the Trust, but which may be similar to and competitive with the Funds. CME Group Inc. is an indirect shareholder of S&P Dow Jones Indices LLC.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX AND THE S&P NATIONAL AMT-FREE MUNICIPAL BOND INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE
91	Direxion Shares ETF Trust Prospectus

FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Financial Highlights
The financial highlights table is intended to help you understand the financial performance of the Funds listed below for the periods indicated. The information set forth below was audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, is included in the Annual shareholder report, which are available upon request and incorporated by reference into the Funds’ SAI. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
No financial information is available for the Direxion Daily Small Cap Bear 1X Shares, Direxion Daily Municipal Bond Bear 1X Shares, Direxion Daily MSCI China A Bear 1X Shares, Direxion Daily CSI China Internet Index Bear 1X Shares, Direxion Daily Emerging Markets Bond Bear 1X Shares, and the Direxion Daily MSCI Real Estate Bear 1X Shares because those Funds had not commenced operations prior to October 31, 2019.

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
Direxion Daily CSI 300 China A Share Bear 1X Shares
For the Year Ended October 31, 2019	$38.58	$ 0.48	$ 0.50	($ 8.59)	($ 8.11)	($ 1.02)	$ –	$ –	$(1.02)	$29.45
For the Year Ended October 31, 2018	$32.04	0.24	0.26	6.50	6.74	(0.20)	–	–	(0.20)	$38.58
For the Year Ended October 31, 2017	$41.32	(0.05)	(0.05)	(9.23)	(9.28)	–	–	–	–	$32.04
For the Year Ended October 31, 2016	$45.36	(0.29)	(0.29)	(3.75)	(4.04)	–	–	–	–	$41.32
For the Period June 17, 2015[8] through October 31, 2015	$40.00	(0.14)	(0.14)	5.50	5.36	–	–	–	–	$45.36
Direxion Daily S&P 500® Bear 1X Shares
For the Year Ended October 31, 2019	$29.73	0.52	0.52	(3.72)	(3.20)	(0.50)	–	–	(0.50)	$26.03
For the Year Ended October 31, 2018	$31.91	0.30	0.30	(2.14)	(1.84)	(0.34)	–	–	(0.34)	$29.73
For the Year Ended October 31, 2017	$39.30	0.07	0.08	(7.31)	(7.24)	(0.15)	–	–	(0.15)	$31.91
For the Period June 8, 2016[8] through October 31, 2016	$40.00	0.02	0.02	(0.72)	(0.70)	–	–	–	–	$39.30
Direxion Daily Total Bond Market Bear 1X Shares
For the Year Ended October 31, 2019	$32.32	0.56	0.56	(2.76)	(2.20)	(0.57)	–	–	(0.57)	$29.55
For the Year Ended October 31, 2018	$31.19	0.34	0.34	1.08	1.42	(0.29)	–	–	(0.29)	$32.32
For the Year Ended October 31, 2017	$31.25	0.06	0.06	(0.12)	(0.06)	–	–	–	–	$31.19
For the Year Ended October 31, 2016	$32.76	(0.15)	(0.15)	(1.36)	(1.51)	–	–	–	–	$31.25
For the Year Ended October 31, 2015	$33.73	(0.21)	(0.21)	(0.76)	(0.97)	–	–	–	–	$32.76
Direxion Daily 20+ Year Treasury Bear 1X Shares
For the Year Ended October 31, 2019	$21.86	0.36	0.37	(4.63)	(4.27)	(0.41)	–	–	(0.41)	$17.18
For the Year Ended October 31, 2018	$20.45	0.22	0.23	1.39	1.61	(0.20)	–	–	(0.20)	$21.86
For the Year Ended October 31, 2017	$20.04	0.04	0.04	0.37	0.41	–	–	–	–	$20.45
For the Year Ended October 31, 2016	$22.45	(0.10)	(0.10)	(2.31)	(2.41)	–	–	–	–	$20.04
For the Year Ended October 31, 2015	$24.61	(0.14)	(0.14)	(2.02)	(2.16)	–	–	–	–	$22.45
93	Direxion Shares ETF Trust Prospectus

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[5]						Portfolio Turnover Rate[7]
	Total Return[4]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]
Direxion Daily CSI 300 China A Share Bear 1X Shares
For the Year Ended October 31, 2019	(21.08)%	$ 20,615	0.88%	0.87%	1.44%	0.80%	0.79%	1.52%	0%
For the Year Ended October 31, 2018	21.11%	$115,750	0.85%	0.81%	0.72%	0.80%	0.76%	0.77%	0%
For the Year Ended October 31, 2017	(22.46)%	$100,918	0.80%	0.79%	(0.12)%	0.80%	0.79%	(0.12)%	0%
For the Year Ended October 31, 2016	(8.91)%	$ 86,765	0.81%	0.84%	(0.66)%	0.80%	0.83%	(0.65)%	0%
For the Period June 17, 2015[8] through October 31, 2015	13.40%	$147,409	0.80%	0.84%	(0.76)%	0.80%	0.83%	(0.76)%	0%
Direxion Daily S&P 500® Bear 1X Shares
For the Year Ended October 31, 2019	(10.90)%	$ 19,525	0.45%	0.73%	1.86%	0.45%	0.73%	1.86%	0%
For the Year Ended October 31, 2018	(5.74)%	$ 13,380	0.45%	0.65%	0.99%	0.45%	0.65%	0.99%	0%
For the Year Ended October 31, 2017	(18.62)%	$ 33,504	0.45%	0.60%	0.21%	0.45%	0.60%	0.21%	0%
For the Period June 8, 2016[8] through October 31, 2016	(1.75)%	$ 47,153	0.09%	0.66%	0.17%	0.09%	0.66%	0.17%	0%
Direxion Daily Total Bond Market Bear 1X Shares
For the Year Ended October 31, 2019	(6.86)%	$ 2,955	0.45%	2.07%	1.83%	0.45%	2.07%	1.83%	0%
For the Year Ended October 31, 2018	4.57%	$ 3,232	0.45%	2.02%	1.07%	0.45%	2.02%	1.07%	0%
For the Year Ended October 31, 2017	(0.19)%	$ 3,119	0.45%	2.33%	0.19%	0.45%	2.33%	0.19%	0%
For the Year Ended October 31, 2016	(4.61)%	$ 3,125	0.63%	2.38%	(0.47)%	0.63%	2.38%	(0.47)%	0%
For the Year Ended October 31, 2015	(2.88)%	$ 3,276	0.65%	2.34%	(0.62)%	0.65%	2.34%	(0.62)%	0%
Direxion Daily 20+ Year Treasury Bear 1X Shares
For the Year Ended October 31, 2019	(19.67)%	$ 2,577	0.47%	1.56%	1.86%	0.45%	1.54%	1.88%	0%
For the Year Ended October 31, 2018	7.90%	$ 5,465	0.46%	1.31%	1.08%	0.45%	1.30%	1.09%	0%
For the Year Ended October 31, 2017	2.05%	$ 5,113	0.45%	1.46%	0.18%	0.45%	1.46%	0.18%	0%
For the Year Ended October 31, 2016	(10.73)%	$ 12,026	0.63%	0.96%	(0.48)%	0.63%	0.96%	(0.48)%	0%
For the Year Ended October 31, 2015	(8.78)%	$ 14,594	0.65%	0.95%	(0.62)%	0.65%	0.95%	(0.62)%	0%
[1]	Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.
[3]	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.
[4]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.
[5]	For periods less than a year, these ratios are annualized.
[6]	Net expenses include effects of any reimbursement/waiver or recoupment.
[7]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.
[8]	Commencement of operations.
Direxion Shares ETF Trust Prospectus	94

Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
More Information on the Direxion Shares ETF Trust
Statement of Additional Information (“SAI”):
The Funds' SAI contains more information on each Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Funds' reports will provide additional information on the Funds' investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period.
To Obtain the SAI or Fund Reports Free of Charge:
Write to:	Direxion Shares ETF Trust
1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File Number: 811-22201

Direxion Shares ETF Trust
Statement of Additional Information
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
The Direxion Shares ETF Trust (“Trust”) is an investment company that offers shares of a variety of exchange-traded funds to the public. The shares of the funds offered in this Statement of Additional Information (“SAI”) are, or upon commencement of operations will be, listed and traded on the NYSE Arca, Inc. This SAI relates to the funds listed below (each, a “Fund” and collectively, the “Funds”).
1X BEAR FUNDS
Direxion Daily S&P 500® Bear 1X Shares (SPDN)
Direxion Daily Small Cap Bear 1X Shares
Direxion Daily 20+ Year Treasury Bear 1X Shares (TYBS)
Direxion Daily Municipal Bond Taxable Bear 1X Shares
Direxion Daily Total Bond Market Bear 1X Shares (SAGG)
Direxion Daily CSI 300 China A Share Bear 1X Shares (CHAD)
Direxion Daily CSI China Internet Index Bear 1X Shares
Direxion Daily MSCI Real Estate Bear 1X Shares
The Funds seek daily inverse investment results and are intended to be used as short-term trading vehicles. Each Fund attempts to provide daily investment results that correspond to the inverse (or opposite) of the performance of its underlying index.
The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)	Each Fund pursues a daily investment objective that is inverse to the performance of its underlying index, a result opposite of most mutual funds and exchange-traded funds.
(2)	The Funds seek daily inverse investment results that are subject to compounding and market volatility risk. The pursuit of their daily investment objective means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily returns, with daily repositioned exposure, for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index may affect a Fund’s return as much as, or more than, the return of the underlying index. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily inverse investment objective and the performance of the underlying index for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)	understand the consequences of seeking daily inverse investment results;
(b)	understand the risk of shorting; and
(c)	intend to actively monitor and manage their investments.
Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.
There is no assurance that any Fund will achieve its daily inverse investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.

This SAI, dated February 28, 2020, is not a prospectus. It should be read in conjunction with the Funds' prospectus dated February 28, 2020 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.
February 28, 2020

i

ii

Direxion Shares ETF Trust
The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 124 separate series or “Funds.”
The Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily Municipal Bond Taxable Bear 1X Shares, and Direxion Daily Total Bond Market Bear 1X Shares are collectively referred to as the “Fixed Income Funds.”
The Direxion Daily CSI 300 China A Share Bear 1X Shares and the Direxion Daily CSI China Internet Index Bear 1X Shares are collectively referred to as the “China Funds.”
The Funds seek daily inverse investment results, before fees and expenses, which correspond to 100% of the inverse of the performance of an underlying index. If, on a given day, the underlying index gains 1%, the Funds are designed to lose approximately 1% (which is equal to -100% of 1%). Conversely, if the underlying index loses 1% on a given day, the Funds are designed to gain approximately 1%. The Funds seek inverse investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day—which should not be equated with seeking an inverse investment objective for any other period. The Funds are designed as short-term trading vehicles. The Funds are intended to be used by investors who intend to actively monitor and manage their portfolios.
Shares of each Fund (“Shares”) are issued and redeemed only in large blocks called “Creation Units.” The Shares offered in this SAI are, or upon commencement of operations will be, listed and traded on the NYSE Arca, Inc. (the “Exchange”). Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares, as discussed in the “Purchases and Redemptions” section below.
The Funds seek daily inverse investment results and are subject to compounding and market volatility risks. The Funds are intended to be used as short-term trading vehicles. As such, the Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:
(1) Each Fund pursues a daily investment objective that is inverse to the performance of its underlying index, a result opposite of most mutual and exchange-traded funds.
(2) The pursuit of these daily inverse investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of the series of daily returns, with daily repositioned exposure, for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index may affect a Fund’s return as much as, or more than, the return of the underlying index. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily inverse investment objective and the performance of the underlying index for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a) understand the consequences of seeking daily inverse investment results;
(b) understand the risk of shorting; and
(c) intend to actively monitor and manage their investments.
Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds. There is no assurance that any Fund offered in this SAI will achieve its daily inverse investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Classification of the Funds
Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value ("NAV") may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.
3

Exchange Listing and Trading
The Shares are, or upon commencement of operations will be, listed and traded on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) the value of the underlying index is no longer calculated or available; (iii) a Fund's underlying index no longer meets various liquidity and other metrics as required by the Exchange’s continued listing standards; or (iv)such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
As is the case with other publicly listed securities, when Shares of a Fund are bought or sold through a broker, an investor may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund or an investor’s equity interest in a Fund.
The trading prices of each Fund’s shares in the secondary market generally differ from each Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Rafferty Asset Management, LLC ("Rafferty" or "Adviser") may, from time to time, make payments to certain market makers in the Trust’s shares pursuant to an Exchange authorized program.
In order to provide additional information regarding the value of Shares of a Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for each Fund. Each Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of a Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, nor responsible for, the calculation or dissemination of the IOPV and make no representations or warranty as to its accuracy.
Investment Policies and Techniques
Each Fund seeks investment results that correspond to the inverse (-100%) of the performance of an underlying index, before fees and expenses, as follows:
Fund	Underlying Index
Direxion Daily S&P 500® Bear 1X Shares	S&P 500® Index
Direxion Daily Small Cap Bear 1X Shares	Russell 2000® Index
Direxion Daily 20+ Year Treasury Bear 1X Shares	ICE U.S. Treasury 20+ Year Bond Index
Direxion Daily Municipal Bond Taxable Bear 1X Shares	S&P National AMT-Free Municipal Bond Index
Direxion Daily Total Bond Market Bear 1X Shares	Bloomberg Barclays US Aggregate Bond Index
Direxion Daily CSI 300 China A Shares Bear 1X shares	CSI 300 Index
Direxion Daily CSI China Internet Index Bear 1X Shares	CSI Overseas China Internet Index
Direxion Daily MSCI Real Estate Bear 1X Shares	MSCI US REIT Index
Each Fund’s investment objective is a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval.
Subject to the limitations described in the “Investment Restrictions” section, each Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s investment objective.
This section provides a description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in an exchange-traded fund ("ETF") is that its returns will fluctuate and you could lose money.
4

Asset-Backed Securities
A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Bank Obligations
Money Market Instruments. A Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). A Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.
A Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.
Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.
Corporate Debt Securities
A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
5

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance.
On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Also in 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
The Federal Reserve Bank of New York began publishing SOFR in April 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress.
Various financial industry groups have begun planning for the transition from LIBOR to SOFR (or another new benchmark), but there are obstacles to converting certain longer term securities and transactions. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Among other negative consequences, the transition away from LIBOR could:
•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives in which a Fund may invest;
•	Require extensive negotiations of and/or amendments to agreements and other documentation governing LIBOR-linked investments products;
•	Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fall back” provisions that provide for an alternative reference rate in the event of LIBOR’s unavailability; or
•	Cause a Fund to incur additional costs in relation to any of the above factors.
The risks associated with the above factors are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market and the depth of the market for investments based on alternative reference rates. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
6

Equity Securities
Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.
Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.
Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Foreign Securities
A Fund may have both direct and indirect exposure to foreign securities through investments in publicly traded securities such as stocks and bonds, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of the imposition of exchange controls. The prices of such securities may be more volatile than those of U.S. securities. There maybe also be the possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting currencies in connection with purchases and sales of foreign securities.
Non-U.S. stocks markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic
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equity funds. Fluctuations in exchanges rates may also affect the earning power and asset value of the foreign entity issuing a security, even on denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing, but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Asia-Pacific Countries. In addition to the risks associated with foreign and emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well-capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on a Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in a Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain
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assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation, a rising unemployment rate, and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption. For example, the Brazilian Federal Police conducted a criminal investigation into corruption allegations, known as Operation Car Wash, which led to charges against high level politicians and corporate executives and resulted in substantial fines for some of Brazil’s largest companies. This has had a widespread political and economic impact and may continue to affect negatively the country and the reputation of Brazilian companies connected with the investigation, and therefore, the trading price of securities issued by those companies. While the economy of Brazil has enjoyed substantial economic growth in recent years, there can be no guarantee that this growth will continue.
China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; (vii) differences in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers; and (viii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism.
For over three decades, the Chinese government has been reforming economic and market practice and has been providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possible return to the completely centrally planned economy that existed prior to 1978. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. These and other factors may decrease the value and liquidity of a Fund's investments. The Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration of global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market.
There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with significant operations in China as well as PCAOB-registered auditing firms in China. Currently, the SEC and PCAOB are only able to get limited information about these auditing firms
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and are restricted from inspecting the audit work and practices of registered accountants in China. These restrictions may result in the unavailability of material information about the Chinese issuers.
In January 2020, in response to the ongoing “trade war,” the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time.
China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted other than through licenses granted by the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses. Each license permits investment in A-shares only up to a specified quota.
Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The nature and duration of such a market disruption or the impact that it may have on the A-Share market are unknown. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.
The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a Fund’s intended scope of investment.
The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.
Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading.
Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are
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obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the EU (referred to as “Brexit”). The referendum introduced significant uncertainties and instability in the financial markets as the UK negotiated its exit from the EU. The UK officially left the EU on January 31, 2020, with a transitional period set to end on December 31, 2020. During this period, the UK effectively remains in the EU’s custom union and single market and continues to obey EU rules. However, the UK is no longer part of the political institutions. The effects of Brexit will depend on any agreement the UK makes to retain access to the EU Common Market either during the transitional period or more permanently and whether the UK enters into any trade deals with other countries, such as the United States. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may negatively affect the City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit would likely create additional economic stresses for the UK, including the potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment.
Brexit may also have a destabilizing impact on the EU to the extent that other member states similarly seek to withdraw from the EU. Any further exits from the EU would likely cause additional market disruptions globally and introduce new legal and regulatory uncertainties.
India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by a Fund. The securities markets in India are comparatively underdeveloped with some exceptions and consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. The limited liquidity of the Indian securities market may also affect a Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track its underlying index.
The Indian government exercises significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objectives of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of a Fund’s portfolio and result in extreme volatility in the prices of Indian securities. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss for a Fund.
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Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before a Fund can make investments in Indian companies. Foreign investors in India still face burdensome taxes on investments in income producing securities.
While the Indian economy has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, a Fund’s holdings are expected to experience correlated fluctuations. Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy. Agriculture occupies a prominent position in the Indian economy, therefore, it may be negatively affected by adverse weather conditions and the effects of global climate change. These and other factors may decrease the value and liquidity of a Fund's investments.
Italy. Investment in Italian issuers involves risks that are specific to Italy, including, regulatory, political, currency, and economic risks. Italy’s economy is dependent upon external trade with other economies—specifically Germany, France and other Western European developed countries. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the EU and could potentially lead to default. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. Italy has been warned by the Economic and Monetary Union of the EU to reduce its public spending and debt and actions by Italy to cut spending or increase taxes in response could have significant adverse effects on the Italian economy. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating and could decrease outside investment in Italian companies. High amounts of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.
Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. In December 2019, Japan’s government approved a fiscal stimulus package of nearly $120 billion in order to stimulate its slowing economy, which has been negatively affected by decreased demand from China and by recent political conflicts with South Korea. Japan is heavily dependent on exports and foreign oil and may be adversely affected by higher commodity prices, trade tariffs, protectionist measures, competition from emerging economies, and the economic conditions of its trading partners, such as China. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. The risks of natural disaster of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor markets may negatively impact Japan’s economic competitiveness.
South Korea. South Korean investments may be significantly affected by events influencing its economy, which is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchanges rates and government regulation, and vulnerable to downturns of the world economy, particularly with respects to its four largest export markets (the EU, Japan, United States, and China). South Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. The South Korean economy’s long-term challenges include an aging population, inflexible labor market, and overdependence on exports to drive economic growth. Relations with North Korea could also have as significant impact on the economy of South Korea. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Armed conflict between North Korea and South Korea could have a severe adverse impact on the South Korean economy and its securities markets.
Latin America. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. The governments
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of certain countries in Latin America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Latin America. Some countries in Latin America may be affected by public corruption and crime, including organized crime. Certain countries in Latin America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Latin America in which a Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund may be adversely affected if it invests in such issuers. Certain Latin American countries may also have managed currencies, which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. Dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Mexico. Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, and economic risks. In the past, Mexico has experienced high interest rates, economic volatility, significant devaluation of its currency (the peso), and high unemployment rates. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Additionally, a high level of foreign investment in Mexican assets may increase Mexico’s exposure to risks associated with changes in international investor sentiment. In 2018, the United States, Mexico and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces the current North American Free Trade Agreement among the three countries. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canada Parliament for implementation. The adoption of USMCA may have a significant impact on Mexico’s economy and, consequently, the value of the securities held by a Fund.
The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic component of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. Because commodities such as oil and gas, minerals and metals represent a large portion of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. Mexico’s economy has also become increasingly manufacturing-oriented. Because Mexico’s top export is automotive vehicles, its economy is strongly tied to the U.S. automotive market, and changes to certain segments in the U.S. market could have an impact on the Mexican economy. The automotive industry and other industrial products can be highly cyclical, and companies in these industries may suffer periodic operating losses. These industries can also be significantly affected by labor relations and fluctuating component prices. The agricultural and mining sectors of Mexico’s economy also account for a large portion of its exports, and Mexico is susceptible to fluctuations in the price and demand for agricultural products and natural resources. In addition, Mexico has privatized or has begun the process of privatization of certain entities and industries, and some investors have suffered losses due to the inability of the newly privatized entities to adjust to a competitive environment and changing regulatory standards.
Mexico has been destabilized by local insurrections, social upheavals and drug-related violence. Additionally, violence near border areas, border-related political disputes, and other social upheaval may lead to strained international relations. Mexico has also experienced contentious and very closely decided elections. Changes in political parties and other political events may affect the economy and contribute to additional instability. Recurrence of these or similar conditions may adversely impact the Mexican economy.
Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political, economic, and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990
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during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western business investment continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to a Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Funds.
As a result of continuing political tensions and armed conflicts, including the conflict between Ukraine and Russia, the United States and the EU imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s investments.
Depositary Receipts
To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depository receipts are receipts, typically issued by a financial institution, with evidence of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S. a Fund may avoid certain risks related to investing in foreign securities in non-U.S. markets, however, ADRs do not eliminate all risks inherent in investing in the securities of foreign issuers.
EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities, in which a Fund may invest. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.
Foreign Currencies
A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
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Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.
The value of a Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, a Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.
Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Futures Contracts, Options, and Other Derivative Strategies” section below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, a Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security.
A Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify, or to continue to qualify, as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). See “Dividends, Other Distributions and Taxes.”
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Each Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a commodity pool operator (“CPO”).
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although a Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.
Risks of currency forward contracts. The successful use of these transactions will usually depend on the Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by a Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in
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U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Hybrid Instruments
A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an
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oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Illiquid Investments and Restricted Securities
Each Fund may purchase and hold illiquid investments. A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid.
The term “illiquid investments” for this purpose means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Rafferty, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under a Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, Rafferty will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with a Fund’s liquidity risk management program.
A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”), or Rafferty, under Board-approved guidelines, has determined are liquid. Each Fund currently does not anticipate investing in such restricted securities. However, to the extent that a Fund does invest in such restricted securities, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund could adversely affect the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.
Indexed Securities
A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying
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instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.
Inflation Protected Securities
Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. A Fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
Junk Bonds
A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”
Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their
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rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.
Master Limited Partnerships
Investing in master limited partnerships ("MLPs") involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The risks of investing in an MLP generally include those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Mortgage-Backed Securities
A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by FHLMC are guaranteed as to timely payment of principal and interest only by FHLMC.
The Federal Housing Finance Agency (“FHFA”) mandated that Fannie Mae® and Freddie Mac® cease issuing their own mortgage-backed securities and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS" in 2019. Each UMBS has a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS issued by Ginnie Mae®, which are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions
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from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily, or entirely, of principal payments generally is unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-sponsored entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Municipal Obligations
A Fund may invest in municipal obligations. Municipal securities are fixed-income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax exempt securities are generally classified by their source of payment. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.
Futures Contracts, Options, and Other Derivative Strategies
Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (“reference assets”) and may relate to stocks bonds, interest rates, credit currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain long or short exposure to the value of a reference asset without actually owning or selling the instrument. Examples of derivative instruments include futures contracts, swap agreements, options, options on futures contracts and forward currently contracts.
Each Fund may enter into derivatives instruments which may include futures contracts, forward contracts, options on currencies, commodities, indices, or futures contracts and swaps which provide long and short exposure to reference assets. Derivatives may be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests in non-derivative instruments. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
The use of derivative instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition, a Fund’s ability to use derivative instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”
Under current CFTC regulations, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized
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losses on any such positions). Accordingly, each Fund has registered, or will register prior to commencement of operations, as a commodity pool, and the Adviser has registered as a CPO, with the National Futures Association.
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operation and/or change the competitive landscape. In this regard, any further amendment to the Commodity Exchange Act or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivative transactions and/or increase the costs of such derivative transactions such that a Fund may be unable to implement its investment strategy.
In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with derivative instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivative instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
Special Risks. The use of derivative instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular derivative instruments are described in the sections that follow.
(1) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(2) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.
(3) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.
Cover. Transactions using derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, the Bank of New York Mellon ("BNYM"), in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Futures Contracts. A Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts as a substitute for a comparable market position in the underlying security or index, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.
Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a
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specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.
The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Certain futures contracts are cash-settled, meaning the futures contract obligates the seller to deliver (and purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
Whether a Fund realizes a gain/loss from futures activities depends generally upon the movements in the underlying reference asset (generally a commodity, currency, security or index). The extent of a Fund’s loss from an unhedged short position in a futures contract is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment.
Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to, or greater than, the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to a Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.
Risks of futures contracts. A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. A Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. If a Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
A purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract. There is a risk of
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loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.
Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the
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prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Forward Contracts. Each Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and may have terms greater than seven days, forward contracts may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® and other exchanges, as well as the OTC markets.
By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Composite Stock Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined
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for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options on Futures Contracts. When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade.
Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Options on Futures Contracts. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
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Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Caps, Floors and Collars
A Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always, a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially, or entirely, offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. A Fund may be both a buyer and seller of these instruments. In addition, a Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.
Swap Agreements
A Fund may enter into swap and other derivatives to obtain short exposure to an underlying asset without actually purchasing such asset. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on, or increase/decrease, in value of a particular dollar amount invested in a “basket” of securities representing a particular index or an ETF representing a particular index or group of securities.
Each Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, a Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. A Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator would decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if a Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by a Fund on the notional amount. However, unlike cash investments in the underlying assets, a Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, Rafferty may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. A Fund may also enter into swaps that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its underlying index as it would if a Fund used only swaps on the underlying index. Rafferty,
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under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps.
Common Types of Swaps
A Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.
Other Financial Instruments. Other forms of swaps that a Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Mechanics of Swaps
Payments. Most swaps entered into by a Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. A Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to a Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
Counterparty Credit Risk. A Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless Rafferty believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swaps, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because, in a cleared swap, a clearing organization becomes substituted for each counterparty to a cleared swap. The clearing organization takes on the obligations of each side of the swap and a Fund would only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Upon entering into a cleared swap, a Fund may be required to deposit with its futures commission merchant an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the clearing organization that clears the trade). This amount is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the subsequent payments. The subsequent payment also includes the daily portion of the periodic payment stream.
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Termination and Default Risk. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Swap Regulation
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While a Fund is not directly subject to these requirements, where a Fund’s counterparty is subject to the requirements, uncleared swaps between a Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless a Fund is in default on its obligations to the swap counterparty.
In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial collateral rules do not apply to a Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and it is possible that in the future, the rules could apply to the Funds. In the event that the rules apply, they would impose significant costs on a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Rafferty’s ability to manage a Fund, may impair a Fund’s ability to achieve its investment objective and/or may result in reduced returns to a Fund’s investors.
Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution f standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by a Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to a Fund may not be sufficient to cover all the amounts due to a Fund and the Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Funds, if a Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.
Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing
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and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by a Fund or may be received by a Fund in accordance with collateral controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional amounts to the Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If a Fund has a loss of less than the collateral amount, the excess collateral is returned to a Fund. If a Fund has a gain, the full collateral amount and the amount of the gain is paid to a Fund.
Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to correctly predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.
Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s swap transactions. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of a Fund’s identity as intended. Certain IRS positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.
Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a
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Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by a Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which a Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional collateral requirements with respect to a Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain requirements on uncleared swaps in the near future, which are likely to impose higher collateral requirements on uncleared swaps.
Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher collateral requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of a Fund’s investments and cost of doing business.
Other Investment Companies
Each Fund may invest in the securities of other investment companies, including open- and closed-end funds and ETFs. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations.
Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment
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companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock.
Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) and (B) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Funds' shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by a Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Also, to the extent that an ETF has exemptive relief under Section 12(d)(1)(J), a Fund may rely on that exemptive relief to exceed the limits imposed by Section 12(d)(1)(A).
Shares of another investment company or ETF that has received exemptive relief from the SEC to permit other funds to invest in its shares without these limitations are excluded from such restrictions to the extent that a Fund has complied with the requirements of such orders. To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.
Exchange-Traded Products. Each Fund may invest in Exchange Traded Products (“ETPs”), which include ETFs, partnerships, commodity pools or trusts that are bought and sold on a securities exchange. ETPs and ETNs trade like stocks on a securities exchange at market price rather than NAV and, as a result, ETP and ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund may also invest in exchange-traded notes (“ETNs”), which are structured debt securities, whereby the issuer of the ETN promises to pay ETN holders the return on an index or market segment over a certain period of time and then return the principal of the investment at maturity. Whereas ETPs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Therefore, ETNs are subject to the credit risk of the issuer of the ETN, which is different than other ETPs. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Most ETPs and ETNs are designed to track a particular market segment or index, although an ETP or ETN may be actively managed. ETPs and ETNs share expenses associated with their operation, typically including advisory fees and other management expenses. When a Fund invests in an ETP or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETP’s or ETN’s expenses. ETPs and ETNs trade like stocks on a securities exchange at market prices rather than NAV and as a result ETP or ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The risks of owning an ETP or ETN generally reflect the risks of owning the underlying securities the ETP or ETN is designed to track, although lack of liquidity in an ETP or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETP or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETP or ETN.
Additionally, a Fund may invest in swap agreements referencing ETFs. If a Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the same index as a Fund.
Money Market Funds. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In October 2016, the SEC implemented amendments to money market fund regulations (“Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also implemented additional diversification, stress testing, and disclosure measures. The Amendments represented significant departures from the traditional operation of money market funds. Any impact on the trading and value of money market instruments may negatively affect a Fund’s yield and return potential.
Real Estate Companies
A Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or have at least 50% of their respective assets in such real estate. Such investments include common stocks (including real estate investment trust shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase
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common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.
Real Estate Investment Trusts (“REITs”)
A Fund may make investments in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Repurchase Agreements
A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.
A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.
Reverse Repurchase Agreements
A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.
Securities Lending
Each Fund may lend portfolio securities to certain borrowers that Rafferty determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned, marked to market daily. Borrowers continuously secure their obligations to return securities on loan from a Fund by depositing any combination of short-term U.S. government securities and cash as collateral with a Fund. No securities loan will be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by a Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received) or such lower limit as set by Rafferty or the Board. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that
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it would have received if the securities were not on loan. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. A Fund may also receive such fees on “special” loans that are cash-collateralized. Any cash collateral may be reinvested in money market funds. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee. However, such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return of cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund could experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its investment of cash collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income.
Short Sales
A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund will also incur transactions costs when conducting short sales.
Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.
A Fund will incur a loss as a result of a short sales or short exposure to reference assets utilizing derivatives if the price of the security or reference asset increases between the date of the short sale or exposure and the date on which a Fund replaces the borrowed security or terminates the derivatives providing short exposure. A Fund will realize a gain if the price of a security or reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale or derivatives that provide short exposure.
Unrated Debt Securities
A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
U.S. Government Securities
A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith
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and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities. U.S. government securities include U.S. Treasury obligations, which includes U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury obligations are backed by the full faith and credit of the United States.
U.S. government securities also include obligations issued by U.S. government agencies and instrumentalities (“GSEs”) that are backed by the full faith and credit of the U.S. government (such as securities issued or guaranteed by the Federal Housing Administration, Ginnie Mae®, the Export-Import Bank of the United States, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration).
Also, U.S. government securities include securities that are guaranteed by U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government (such as Fannie Mae®, Freddie Mac®, or the Federal Home Loan Banks). These U.S. government-sponsored entities, although chartered and sponsored by the U.S. Congress, are not guaranteed, nor insured, by the U.S. government. They are supported only by the credit of the issuing agency, instrumentality or corporation.
Since 2008, Fannie Mae® and Freddie Mac® have been in conservatorship and have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. The MBS purchase programs technically ended in 2010 but the U.S. Treasury has continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012 and other governmental entities have provided significant support to Fannie Mae® and Freddie Mac®. There is no guarantee, however, that they will continue to do so. An FHFA stress test suggested that in a “severely adverse scenario” additional Treasury support of between $42.1 billion and $77.6 billion (depending on the treatment of deferred tax assets) might be required. Since then Congress has permanently reduced the corporate income tax rate from 35% to 21% starting January 1, 2018. This reduction could cause a substantial net loss and net worth deficit for the year in which the legislation is enacted. Should they experience such a net worth deficit, they could be required to draw additional funds from the U.S. Treasury to avoid being placed in receivership. Accordingly, no assurance can be given that Fannie Mae® and Freddie Mac® will remain successful in meeting their obligations with respect to the debt and MBSs that they issue.
In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Nevertheless, discussions among policymakers have continued as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. In September 2019, the U.S. Treasury released its plan to reform the housing finance system, which includes reforms to Fannie Mae® and Freddie Mac®. The impact of these reforms are not yet known. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations related to certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Congress is currently considering several pieces of legislation that would reform GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.
U.S. Government Sponsored Enterprises (“GSEs”)
GSE securities are securities issued by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae® and Freddie Mac®, are supported
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only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.
When-Issued Securities
A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.
Zero-Coupon, Payment-In-Kind and Strip Securities
A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.
An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.
A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.
Other Investment Risks and Practices
Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for shareholders will be reduced.
A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.
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As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.
Under current pronouncements, certain obligations under futures contracts, forward contracts and swap agreements to the extent that a “covers” its obligations as discussed in the “Futures Contracts, Options, and Other Derivatives Strategies” section will not be considered a “senior security” and, therefore, will not be subject to the 300% asset coverage requirements otherwise applicable to borrowings.
Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover will vary. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose terms-to-maturity at the time of acquisition were less than 397 days, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have remaining terms-to-maturity of less than 397 days. In any given period, all of a Fund’s investments may have remaining terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate calculated with all securities whose terms-to-maturity were less than 397 days is anticipated to be unusually high.
High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders resulting from its distributions of increased net capital gains, if any, recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.
Correlation and Tracking Risk
Several factors may affect a Fund's ability to obtain its daily inverse investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) less than all of the securities in the underlying index being held by a Fund and securities not included in the underlying index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as other investment companies, including ETFs, futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads; (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; (7) market movements that run counter to a Fund’s investments (which will cause divergence between a Fund and its underlying index over time due to the mathematical effects of seeking an inverse underlying index return); and (8) disruptions and illiquidity in the markets for securities or derivatives held by a Fund.
While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its underlying index. A Fund may use a combination of swaps on its underlying index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of its underlying index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that a Fund invests in swaps that use an ETF as a reference asset, a Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with its underlying index as it would if a Fund used swaps that utilized an underlying index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce a Fund’s return.
Even if there is a perfect inverse correlation between a Fund and the inverse return of its underlying index on a daily basis, the symmetry between the changes in the underlying index and the changes in a Fund’s NAV can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect inverse correlation with its underlying index on every trading day over an extended period and the level of returns of that index significantly decreased during that period, a compounding effect for that period would result, causing an increase in a Fund’s NAV by a percentage that is somewhat greater than the percentage that the underlying index’s returns decreased. Conversely, if a Fund maintained a perfect inverse correlation with its underlying index over an extended period and if the level of returns of that underlying index significantly increased over that period, a compounding effect would result, causing a decrease of a Fund’s NAV by a percentage that would be somewhat less than the percentage that the underlying index returns increased.
Special Note Regarding the Correlation Risks of the Funds. As discussed in the Prospectus, each Fund has an investment objective to match the inverse of the performance of an underlying index on a given day. Each Fund is subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from each
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Fund’s daily investment objective. For periods longer than one day, the pursuit of daily investment returns tends to cause the performance of a Fund to be either greater than, or less than, -100% times the performance of a Fund’s underlying index.
A Fund’s return for periods longer than one day is primarily a function of the following:
a) underlying index performance;
b) underlying index volatility;
c) other fund expenses;
d) dividends paid by companies in the underlying index; and
e) period of time.
The performance for a Fund can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, underlying index volatility and underlying index performance, on a Fund. Underlying index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The table shows estimated Fund returns for a number of combinations of underlying index performance and underlying index volatility over a one year period. Assumptions used in the table include: a) no dividends paid by the companies included in the underlying index; b) no fund expenses; and c) borrowing/lending rates of zero percent. If fund expenses were included, the Fund’s performance would be lower than shown.
As shown below, a Fund would be expected to lose 6.04% if its underlying index provided no return over a one year period during which the index experienced annualized volatility of 25%. If the underlying index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 42.9%.
At higher ranges of volatility, there is a chance of a significant loss of value in a Fund. For instance, if the underlying index’s annualized volatility is 100%, a Fund would be expected to lose approximately 63.23% of its value, even if the cumulative index return for the year was 0%. The volatility of ETFs or instruments that reflect the value of the underlying index such as swaps, may differ from the volatility of a Fund’s underlying index.
In the table below, areas shaded green represent those scenarios where a Fund with the investment objective described will outperform (i.e., return more than) -100% of the performance of the underlying index; conversely, areas shaded red represent those scenarios where a Fund will underperform (i.e., return less than) -100% of the performance of the underlying index.
The table below is intended to underscore the fact that each Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios. Each Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For additional information regarding correlation and volatility risk for the Funds, see “Effects of Compounding and Market Volatility Risk” in the Prospectus.
One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The foregoing table is intended to isolate the effect of underlying index volatility and underlying index performance on the return of a Fund. A Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of factors discussed above or under “Effects of Compounding and Market Volatility Risk” in the Prospectus.
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Cybersecurity Risk
Since the use of technology has become more prevalent in the course of business, the Funds may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or a Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Funds. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or the Funds' Adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause a Fund to violate applicable privacy and other laws. The Funds' service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since a Fund does not directly control the cybersecurity systems of the issuers of securities in which each Fund invests or the Funds' third party service providers (including the Funds' transfer agent and custodian).
Investment Restrictions
The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders’ meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays), or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.
Each Fund may not:
1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4.	Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. However, each Fund that tracks an underlying index will only concentrate its investment in a particular industry or group of industries to approximately the same extent as its underlying index is so concentrated.
5.	Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
6.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.
7.	Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.
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Portfolio Transactions and Brokerage
Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.
In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in a Fund's underlying index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement to always seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.
Rafferty may use research and services provided to it by brokers in servicing a Fund; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and may reduce the amount of research or services otherwise provided to a Fund by Rafferty, the receipt of such information and these services does not reduce the investment advisory fee paid by a Fund.
Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
Aggregate brokerage commissions paid by each of the following operational Funds for the fiscal periods shown are set forth in the tables below:
Direxion Daily S&P 500® Bear 1X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$0
Year Ended October 31, 2018	$16
Year Ended October 31, 2017	$91
Direxion Daily 20+ Year Treasury Bear 1X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$475
Year Ended October 31, 2018	$1,256
Year Ended October 31, 2017	$2,214

Direxion Daily Total Bond Market Bear 1X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$137
Year Ended October 31, 2018	$909
Year Ended October 31, 2017	$581

Direxion Daily CSI 300 China A Share Bear 1X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$51,970
Year Ended October 31, 2018	$136,562
Year Ended October 31, 2017	$67,101
The brokerage commissions for the Direxion Daily CSI 300 China A Share Bear 1X Shares have fluctuated during the three fiscal years presented due to changes in net assets of the Fund as well as a change in the volatility of those assets, increasing from 2017 to 2018 and decreasing from 2018 to 2019.
The brokerage commissions for the Direxion Daily Total Bond Market Bear 1X Shares decreased for the fiscal year ended
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October 31, 2019 from 2018 as a result of a decrease in net assets and volatility of assets.
The brokerage commissions for the Direxion Daily 20+ Year Treasury Bear 1X Shares have decreased during the fiscal years presented due to a continued decrease in net assets of that Fund.
Portfolio Holdings Information
A Fund’s portfolio holdings are, or will be upon commencement of operations, disclosed on the Funds' website at www.direxion.com each day the Funds are open for business. In addition, disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
The portfolio composition file (“PCF”), which contains portfolio holdings information, and the IOPV, which contains certain pricing information related to a Fund’s portfolio holdings, are also made available daily, including to the Funds' service providers to facilitate the provision of services to the Funds and to certain other entities as necessary for transactions in Creation Units. Such entities include: (i) National Securities Clearing Corporation (“NSCC”) members; (ii) subscribers to various fee-based services, including entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market; (iii) investors that have entered into an “Authorized Participant Agreement” with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”); and (iv) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management including personnel of the Adviser and the Funds' distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
In addition, the Funds' Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) a Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the nonpublic information. In this regard, from time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request such information. The CCO shall report any disclosures made pursuant to this exception to the Board.
Management of the Trust
The Board of Trustees
The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees.”) The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.
The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty regularly
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report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Funds' investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds' compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.
The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds' compliance program.
Board Structure and Related Matters
Independent Trustees constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds' independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of series overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of series in the complex.
The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 124 portfolios within the Trust, 14 portfolios within the Direxion Funds and no portfolios within the Direxion Insurance Trust. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Funds and the Direxion Insurance Trust.
The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.
The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Funds and Direxion Insurance Trust, the other registered investment companies in the Direxion mutual fund complex. Rafferty is also the sole owner of Direxion Advisors, LLC ("Direxion"), investment adviser to certain series of the Trust. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019.
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Interested Trustee
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 51	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	138	None.
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	138	None.
John A. Weisser Age: 78	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	138	Director until December 2016: The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	138	None.
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	138	None.
Henry W. Mulholland Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	138	None.
Kathleen M. Berkery(3) Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010-2017 as Financial Advisor	138	None.
(1)	Mr. O’Neill is affiliated with Rafferty and Direxion because he owns a beneficial interest in Rafferty.
(2)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
(3)	Ms. Berkery was elected as a Trustee on November 26, 2019.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty and Direxion. Mr. O’Neill was the Managing Director of Rafferty from 1999 through January 2019 and Managing Director of Direxion from its inception in November 2017 through January 2019.
Gerald E. Shanley III: Mr. Shanley has extensive audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.
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John A. Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.
David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.
Jacob C. Gaffey: Mr. Gaffey has extensive experience with providing investment banking and valuation services to various companies. Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.
Henry W. Mulholland: Mr. Mulholland has extensive experience with equity trading, risk management, equity market structure as well as managing regulatory and compliance matters.
Kathleen M. Berkery: Ms. Berkery has extensive experience with estate planning, estate administration, fiduciary income taxation, financial planning, finance, as well as business sales and development, and marketing.
Board Committees
The Trust has an Audit Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey, and Mulholland and Ms. Berkery. The members of the Audit Committee are Independent Trustees. The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met three times during the Trust’s most recent fiscal year.
The Trust also has a Nominating and Governance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery, each of whom is an Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met four times during the Trust’s most recent fiscal year.
The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery. The members of the Qualified Legal Compliance Committee are Independent Trustees of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:
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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007-April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 46	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 43	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011	General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.
				N/A	N/A
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The following table shows the amount of equity securities owned in each of the following operational Funds and in the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2019:
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Dollar Range of Equity Securities Owned:	Interested Trustee:	Independent Trustees:
	Daniel D. O’Neill	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey	Henry W. Mulholland	Kathleen M. Berkery
Direxion Daily S&P 500® Bear 1X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily 20+ Year Treasury Bear 1X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Total Bond Market Bear 1X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily CSI 300 China A Share Bear 1X Shares	$0	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000	$0	$1-$10,000	$0	$0	$0	$0
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The Trust’s Trust Instrument provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended October 31, 2019:
Name of Person, Position	Aggregate Compensation From the Trust(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustee
Daniel D. O’Neill	$0	$0	$0	$0
Independent Trustees
Gerald E. Shanley III	$100,000	$0	$0	$133,333
John A. Weisser	$100,000	$0	$0	$133,333
David L. Driscoll	$100,000	$0	$0	$133,333
Jacob C. Gaffey	$100,000	$0	$0	$133,333
Henry W. Mulholland	$100,000	$0	$0	$133,333
Kathleen M. Berkery(3)	$0	$0	$0	$0
(1)
Trustee compensation is allocated across the operational Funds of the Trust based on the proportion of the Fund’s net assets to the total net assets of the operational Funds of the Trust.
(2)
For the fiscal year ended October 31, 2019, Trustees’ fees and expenses in the amount of $500,000 were incurred by the Trust.
(3)
Ms. Berkery was elected to the Board of Trustees on November 26, 2019 and therefore did not receive any compensation from the Direxion Family of Investment Companies for the fiscal year ended October 31, 2019.
Principal Shareholders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.
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As of February 1, 2020, the following shareholders were considered to be either a principal shareholder or control person of the following operational Funds:
Direxion Daily S&P 500® Bear 1X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	The Charles Schwab Corporation	DE	32.50%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	14.12%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	10.61%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	6.56%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.48%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	6.43%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	5.59%	Record
Direxion Daily 20+ Year Treasury Bear 1X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	The Goldman Sachs Group, Inc.	DE	30.08%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	14.97%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	11.94%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	9.90%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	7.41%	Record
Citadel Securities 601 Lexington Avenue New York, NY 10022	N/A	N/A	6.89%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	5.28%	Record
Direxion Daily Total Bond Market Bear 1X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	Bank of America Corporation	DE	42.53%	Record
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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	16.98%	Record
BNP Paribas Securities Corp. 555 Croton Road King of Prussia, PA 19406	N/A	N/A	10.00%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	8.19%	Record
Citadel Securities 601 Lexington Avenue New York, NY 10022	N/A	N/A	5.64%	Record
Direxion Daily CSI 300 China A Share Bear 1X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	14.86%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	14.36%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	14.05%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	13.12%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	9.01%	Record
In addition, as of February 1, 2020, the Trustees and Officers as a group owned less than 1% of the outstanding shares of each operational Fund.
Investment Adviser
Rafferty, 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019, provides investment advice to the Funds. Rafferty was organized as a New York limited liability company in June 1997. Michael Rafferty and Kathleen Rafferty Hay control Rafferty through their ownership in Rafferty Holdings, LLC and Daniel D. O’Neill controls Rafferty through his ownership in Minakian Partners, LLC.
Under an Investment Advisory Agreement (“Advisory Agreement”) between Rafferty and the Trust, on behalf of each Fund dated August 13, 2008, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.
The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund in compliance with the 1940 Act. After an initial approval period of two years, the Advisory Agreement is renewable with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable upon a 60-day written notice either by the Trust or Rafferty.
Pursuant to the Advisory Agreement, each Fund pays Rafferty the following fee at an annualized rate based on a percentage of each Fund's average daily net assets:
Fund	Advisory Fee Charged
Direxion Daily S&P 500® Bear 1X Shares	0.35%
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Fund	Advisory Fee Charged
Direxion Daily Small Cap Bear 1X Shares	0.35%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.35%
Direxion Daily Municipal Bond Taxable Bear 1X Shares	0.35%
Direxion Daily Total Bond Market Bear 1X Shares	0.35%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.60%
Direxion Daily CSI China Internet Index Bear 1X Shares	0.60%
Direxion Daily MSCI Real Estate Bear 1X Shares	0.35%
Each Fund is responsible for its own operating expenses. Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its advisory fees and management services and/or reimburse each Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) through September 1, 2021 to the extent that each Fund’s Total Annual Fund Operating Expenses exceed the amount listed in the table below of each Fund’s average daily net assets. Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time at the discretion of the Board upon notice to the Adviser and without the approval of Fund shareholders.
Fund	Expense Cap
Direxion Daily S&P 500® Bear 1X Shares	0.45%
Direxion Daily Small Cap Bear 1X Shares	0.45%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.45%
Direxion Daily Municipal Bond Taxable Bear 1X Shares	0.45%
Direxion Daily Total Bond Market Bear 1X Shares	0.45%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.80%
Direxion Daily CSI China Internet Index Bear 1X Shares	0.80%
Direxion Daily MSCI Real Estate Bear 1X Shares	0.45%
The tables below show the advisory fees incurred by each of the following operational Funds and the amount of fees waived and/or reimbursed by Rafferty for the fiscal years ended October 31.
Direxion Daily S&P 500 Bear 1X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$55,683	$45,074	$10,609
Year Ended October 31, 2018(1)	$76,619	$49,159	$27,460
Year Ended October 31, 2017	$133,586	$57,082	$76,504
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $4,293.

Direxion Daily 20+ Year Treasury Bear 1X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$14,311	$44,586	$(30,275)
Year Ended October 31, 2018(1)	$18,569	$47,120	$(28,551)
Year Ended October 31, 2017	$19,327	$55,559	$(36,232)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $2,142.

Direxion Daily Total Bond Market Bear 1X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$10,791	$49,839	$(39,048)
Year Ended October 31, 2018(1)	$11,129	$52,256	$(41,127)
Year Ended October 31, 2017	$11,035	$59,244	$(48,209)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $2,318.

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Direxion Daily CSI 300 China A Share Bear 1X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$315,892	$6,269	$309,623
Year Ended October 31, 2018(2)	$635,295	$ -	$635,295
Year Ended October 31, 2017(3)	$481,232	$9,243	$471,989
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $8,897.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $39,256.
(3)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $13,169.
Pursuant to the Management Services Agreement, Rafferty performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust’s contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers as requested or as deemed necessary; and other services that are described in the Management Services Agreement. For these services, the Trust pays to Rafferty a fee at the annual rate of 0.026% on the first $10 billion of the aggregate average daily net assets of the Funds in the Trust and 0.024% on the aggregate net assets above $10 billion. This Management Services Fee may be waived under the Operating Expense Limitation Agreement that Rafferty has entered into with each Fund. This arrangement may be terminated at any time by the Board.
The tables below show the Management Services Fees paid by each operational Fund as of the fiscal years ended October 31:
Direxion Daily S&P 500 Bear 1X Shares	Management Fees Paid
Year Ended October 31, 2019	$4,049
Year Ended October 31, 2018	$5,573
Year Ended October 31, 2017	$7,999

Direxion Daily 20+ Year Treasury Bear 1X Shares	Management Fees Paid
Year Ended October 31, 2019	$1,047
Year Ended October 31, 2018	$1,350
Year Ended October 31, 2017	$1,156

Direxion Daily Total Bond Market Bear 1X Shares	Management Fees Paid
Year Ended October 31, 2019	$789
Year Ended October 31, 2018	$809
Year Ended October 31, 2017	$662

Direxion Daily CSI 300 China A Share Bear 1X Shares	Management Fees Paid
Year Ended October 31, 2019	$13,440
Year Ended October 31, 2018	$26,956
Year Ended October 31, 2017	$16,779
Rafferty shall not be liable to the Trust or any Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Funds' distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.
Portfolio Managers
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
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In addition to the Funds, Mr. Brigandi and Mr. Ng manage the following other accounts as of October 31, 2019:
Accounts	Total Number of Accounts	Total Assets (In Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	100	$13.4	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
Rafferty manages no other accounts with investment objectives similar to those of the Funds. In addition, two or more funds advised by Rafferty may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions. Generally, due to the nature of the various Funds advised by Rafferty, if a Fund with a leveraged investment objective increases in value, the performance of a Fund with an inverse or an inverse leveraged investment objective will decrease in value and vice versa. Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.
Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.
The investment team’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.
Mr. Brigandi and Mr. Ng did not own any shares of the Funds as of October 31, 2019.
Proxy Voting Policies and Procedures
The Board has adopted policies and procedures with respect to voting proxies (the “Proxy Policy”) related to portfolio securities of the Funds. Pursuant to these policies and procedures the Board of the Trust has delegated responsibility for voting such proxies to the Adviser, subject to the Board’s continuing oversight.
The Proxy Policy is intended to protect shareholder interests and comply with applicable state and federal corporate and securities laws. It applies to any voting rights with respect to securities held in accounts of the Funds. To assist the Adviser in its responsibility for voting proxies and administering the overall proxy voting process, the Adviser has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P.; a leading U.S. middle market private equity firm. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues monthly reports which are reviewed by the Adviser to assure proxies are being voted properly. The Adviser and ISS also perform checks on a quarterly basis to match the voting activity with available shareholder meeting information. ISS’ management meets on a regular basis to discuss its approach to new developments and amendments to existing proxy voting guidelines (the “Guidelines”). Information on such developments and amendments are then provided to the Adviser.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests and rights. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues and factors considered when resolving proxy issues in the Guidelines include, but are not limited to:
•	Election of Directors – considering all factors such as director qualifications, term of office and age limits.
•	Proxy Contests – considering factors such as voting nominees in contested elections and reimbursement of expenses.
•	Election of Auditors – considering factors such as independence and reputation of the auditing firm.
•	Proxy Contest Defenses – considering factors such as board structure and cumulative voting.
•	Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.
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•	Capital Structure – considering factors such as common stock authorization and stock distributions.
•	Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.
•	State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.
•	Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.
•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.
•	Social and Corporate Responsibility Issues – considering factors such as social, environmental, and labor issues.
A full description of the Guidelines and voting policy is maintain by the Adviser, and a complete copy of the Guidelines is available without charge, upon request by calling the Adviser at (866) 476-7523.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Funds' shareholders and the Adviser, the Distributor or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly-traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Adviser to monitor potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines.
Proxy Voting Recordkeeping
The Adviser, with the assistance of ISS, maintains for a period of at least five years, a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Funds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Adviser at (866) 476-7523 or on the SEC’s website at http://www.sec.gov.
Fund Administrator, Fund Accounting Agent, Transfer Agent and Custodian
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds' administrator. The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, serves as the Funds' transfer agent, and custodian. Rafferty also performs certain administrative services for the Funds.
Pursuant to a Fund Administration Servicing Agreement between the Trust and USBFS, USBFS provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays USBFS a fee based on the Trust’s total average daily net assets. USBFS also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust to USBFS pursuant to the Fund Administration Servicing Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Administrator
Year Ended October 31, 2019*	$2,019,812
Year Ended October 31, 2018	$2,046,515
Year Ended October 31, 2017	$2,402,024
Pursuant to a Fund Accounting Agreement between the Trust and BNYM, BNYM provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these accounting services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual per fund fee, subject to certain negotiated fee waivers. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses. The amount of fees paid by the Trust pursuant to the Fund Accounting Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Fund Accounting Agent
Year Ended October 31, 2019*	$1,847,466
Year Ended October 31, 2018	$1,876,840
Year Ended October 31, 2017	$1,629,992
Pursuant to a Custody Agreement, BNYM serves as the custodian of a Fund’s assets. The custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust pursuant to the Custody Agreement for the fiscal years indicated is set forth in the table below.
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Fees paid to the Custodian
Year Ended October 31, 2019*	$1,096,678
Year Ended October 31, 2018	$1,132,612
Year Ended October 31, 2017	$1,016,661
Pursuant to a Transfer Agency and Service Agreement between the Trust and BNYM, BNYM provides the Trust with transfer agency services, which includes Creation and Redemption Unit order processing. As compensation for these transfer agency services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual complex fee. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above. The amount of fees paid by the Trust pursuant to the Transfer Agency and Service Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Transfer Agent
Year Ended October 31, 2019*	$1,287,942
Year Ended October 31, 2018	$1,171,567
Year Ended October 31, 2017	$1,116,750
*Effective June 28, 2019, certain of the Funds in the Trust became party to an Operating Services Agreement and as a result, the Adviser assumed responsibility for paying those Funds’ portion of the fees due to USBFS and BNYM from the Trust.
Securities Lending
Effective August 25, 2017, each Fund has entered into a Securities Lending Authorization Agreement with BNYM (the “Securities Lending Agreement”) whereby BNYM will be the Lending Agent for each Fund. Each Fund retains a portion of the securities lending income and remits the remaining portion to BNYM as compensation for its services as securities lending agent. Securities lending income is generally equal to the net income earned from the reinvestment of cash collateral after payment of cash collateral fees, and any fees or other payments from borrowers of securities.
BNYM acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. BNYM determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNYM ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to a Fund’s relevant account on the date such amounts are delivered by the borrower to BNYM. BNYM receives and holds, on a Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNYM marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 102% of the market value of the loaned securities. At the termination of the loan, BNYM returns the collateral to the borrower upon the return of the loaned securities to BNYM. BNYM invests cash collateral in accordance with the Securities Lending Agreement. BNYM maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to a Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. Each Fund shall receive the net securities lending revenue based on the securities lent from its holdings. A Fund may also pay custodial fees and other expenses associated with a loan.
As of October 31, 2019, the Funds had no securities lending transactions.
Distributor
Foreside Fund Services, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Funds for sale through the Distributor in Creation Units, as described below. The Distributor will not sell or redeem Shares in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays the Distributor for distribution-related services. For the fiscal year ended October 31, 2019, the Distributor received $1,092,816 as compensation from Rafferty for distribution services provided to the Trust, including the distribution services provided for the operational Funds. For the fiscal year ended October 31, 2019, Foreside did not receive any underwriting commission or discounts, compensation on redemptions and repurchases, or brokerage commissions from the Funds.
The Adviser may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including each Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The Adviser had arrangements
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to make payments based on an annual fee for its services, as well as based on the average daily assets held by Schwab customers in certain funds managed by the Adviser, for services other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote select funds managed by the Adviser, to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of those funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser from its own resources and not from the assets of funds managed by the Adviser. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by each Fund, other ETFs advised by the Adviser or other exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other funds managed by the Adviser.
Distribution Plan
Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds' principal underwriter, and Rafferty may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, each Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Funds.
The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Funds. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made.
The Rule 12b-1 Plan permits payments to be made by each Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Rule 12b-1 Plan authorizes payments by each Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”), 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, is the independent registered public accounting firm for the Trust. The Financial Statements of the Funds for the fiscal year ended October 31, 2019 (that had commenced operations by that date), audited by EY, have been included in reliance on their report given on their authority as experts in accounting and auditing.
Legal Counsel
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.
Determination of Net Asset Value
A fund’s share price is known as its NAV. Each Fund’s share price (other than the Fixed Income Funds) is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Bond Market is not open on Columbus Day and Veterans’ Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
Each Fixed Income Fund also calculates its NAV as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time each Business Day. However, on days that the bond markets close all day, which currently includes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (a “Bond Market Holiday”), the Fixed Income Funds do not calculate their NAVs, even if the NYSE is open for business. On such days, orders for purchase or redemption will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday. Similarly, on days that the bond markets close early but the NYSE does not (usually at 2 p.m. Eastern Time, and which currently include the Friday before Memorial Day and New Year’s Eve), the Fixed Income Funds treat the portion of the day that the bond markets are closed
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as a Bond Market Holiday and calculates their NAVs as of the recommended closing time for the bond markets, which may be before 4:00 p.m. Eastern Time, subject to the discretion of the Adviser. In such instances, orders for purchase or redemption that are received prior to the close of bond markets will receive the NAV calculated at the time of the bond markets closure, whereas orders for purchase or redemption that are received thereafter will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated. The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but a Fund is not open for business.
A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price or settlement price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.
For purposes of determining NAV per share of a Fund, options and futures contracts are valued based on market quotations or the last sales or settlement price of the exchange on which an asset trades. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued. A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day a share price is calculated.
For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).
OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.
Dividend income and other distributions are recorded on the ex-distribution date.
Illiquid securities, securities for which reliable quotations or pricing services are not readily available, all other assets not valued in accordance with the foregoing principles or for which pricing information is deemed unreliable, or to the Adviser’s knowledge, does not reflect a significant event occurring in the market, the security or asset will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.
Additional Information Concerning Shares
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on April 23, 2008, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series of class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to
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redeem Creation Units of their Shares. The Trust Instrument confers upon the Broad of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of a Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Trust Instrument disclaims liability of the shareholders of the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification from the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
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Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
Purchases and Redemptions
The Trust issues and redeems Shares of each Fund only in aggregations of Creation Units. The number of Shares of a Fund that constitute a Creation Unit for each Fund and the value of such Creation Unit as of each Fund’s inception were 50,000 and $2,000,000, respectively, for the Funds.
See “Purchase and Issuance of Shares in Creation Units” and “Redemption of Creation Units” below. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board for any other reason.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined above), of an order in proper form.
Creation Units also will be sold only for cash in an amount equal to the NAV of the Shares being purchased, as next determined after a receipt of a request in proper form plus the transaction fee described below (“Cash Purchase Amount”).
Creation Units of Shares may be purchased only by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that an Authorized Participant will make available an amount of cash sufficient to pay the Cash Purchase Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant, which may require the investor to enter into an agreement with such Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor.
A purchase order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Enhanced Clearing Process,” or (ii) outside the Enhanced Clearing Process, being referred to herein as the “Manual Clearing Process”.
Purchases through the Enhanced Clearing Process
To purchase or redeem through the Enhanced Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Enhanced Clearing Process, in the Authorized Participant Agreement, the Participant authorizes the transfer agent to transmit to the NSCC, on behalf
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of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the Cash Purchase Amount and such additional information as may be required by the transfer agent or the Distributor.
Purchases through the Manual Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Enhanced Clearing Process must state that it is not using the Enhanced Clearing Process and that the purchase instead will be effected through a transfer of cash either through the Federal Reserve System or directly through DTC. Purchases (and redemptions) of Creation Units of a Fund settled outside the Enhanced Clearing Process will be subject to a higher Transaction Fee than those settled through the Enhanced Clearing Process. Purchase orders effected outside the Enhanced Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Enhanced Clearing Process. Those persons placing orders outside the Enhanced Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve System by contacting the operations department of the broker or depository institution effectuating such transfer of the Portfolio Deposit.
Rejection of Purchase Orders
The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of each Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of each Fund; (b) acceptance of the purchase transaction order would have certain adverse tax consequences to a Fund; (c) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (d) the acceptance of the purchase transaction order would otherwise, in the discretion of the Trust or Rafferty, have an adverse effect on the Trust or the rights of beneficial owners; (e) the value of a “Cash Purchase Amount”, or the value of the Balancing Amount to accompany an in-kind deposit exceed a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian by 4:00 p.m. Eastern Time on the Transmittal Date; or (f) in the event that circumstances outside the control of the Trust, the Distributor and Rafferty make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Generally, Creation Units of Shares are redeemed by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described above. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, redemption orders placed through an Authorized Participant may result in additional charges to such investor.
In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
The redemption proceeds for a Creation Unit of a Fund will consist solely of cash in an amount equal to the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption transaction fee described below (“Cash Redemption Amount”). You must also pay a Transaction Fee, described in the Prospectus, in cash. The redemption transaction fee is deducted from such redemption proceeds.
A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of Funds specified in such order, which delivery must be made through DTC
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or the Federal Reserve System to the Custodian by the second Business Day following such Transmittal Date (“DTC Cut-Off Time”); and (iii) all other procedures set forth in the Authorized Participant Agreement must be properly followed.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
An Authorized Participant may place an order to redeem Creation Units (i) through the Enhanced Clearing Process as such processes have been enhanced to effect redemptions of Creation Units, or (ii) through the Manual Clearing Process.
Placement of Redemption Orders Using Enhanced Clearing Process
Orders to redeem Creation Units of each Fund through the Enhanced Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System.
Placement of Redemption Orders outside the Enhanced Clearing Process
Orders must be delivered through a DTC Participant that has executed the Authorized Participant Agreement and, for the Fixed Income Funds, has the ability to transact through the Federal Reserve System. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected need not be an Authorized Participant, but such orders must state that the DTC Participant is not using a clearing process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC or the Federal Reserve System (for cash and U.S. government securities).
After the transfer agent has deemed an order for redemption of a Fund’s shares outside the Enhanced Clearing Process received, the transfer agent will initiate procedures such that the redeeming party will receive the “Cash Redemption Amount” by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent. Due to the schedule of holidays in certain countries, however, the receipt of the Cash Redemption Amount may take longer than two Business Days following the Transmittal Date
Continuous Offering
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.
Frequent Purchases and Redemptions
Rafferty expects a significant portion of the Funds' assets to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s
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shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, each Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses.
Transaction Fees
Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee based upon the value of each Creation Unit also is applicable to each redemption transaction. The Transaction Fee applicable to the redemption of Creation Units will not exceed 2% of the value of the redemption proceeds.
Transaction fees are imposed as described below.
Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Purchases and Redemptions*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Daily S&P 500® Bear 1X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Small Cap Bear 1X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily 20+ Year Treasury Bear 1X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Municipal Bond Taxable Bear 1X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Total Bond Market Bear 1X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily CSI 300 China A Share Bear 1X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily CSI China Internet Index Bear 1X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily MSCI Real Estate Bear 1X Shares	N/A	N/A	$250	Up to 2.00%
*	As a percentage of the amount invested.
Regular Foreign Holidays
Each Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). A Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the international funds, in certain circumstances. The applicable holidays for certain foreign markets are listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.
The dates from January 1, 2020 to December 31, 2020 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:
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Australia	Austria	Belgium	Brazil	Canada	Chile	China
January 1 January 27 April 10 April 13 June 8 December 24 December 25 December 28 December 31	January 1 January 6 April 10 April 13 May 1 May 21 June 1 June 11 October 26 December 8 December 24 December 25 December 31	January 1 April 10 April 13 May 1 May 21 May 22 June 1 July 21 November 11 December 25	January 1 February 24 February 25 February 26 April 10 April 21 May 1 June 11 July 9 September 7 October 12 November 2 November 20 December 25	January 1 January 2 February 17 April 10 May 18 July 1 August 3 September 7 October 12 November 11 December 25 December 28	January 1 April 10 May 1 May 21 June 29 July 16 September 18 October 12 December 8 December 25	January 1
January 20
January 24
January 27
January 28
January 29
January 30
February 17
April 6
April 10
April 13
April 30
May 1
May 4
May 5
May 25
June 25
June 26
July 1
July 3
September 7
October 1
October 2
October 5
October 6
October 7
October 8
October 12
October 26
November 11
November 26
December 25

Colombia	Czech Republic	Denmark	Egypt	Finland	France	Germany
January 1 January 6 March 23 April 9 April 10 May 1 June 15 June 22 June 29 July 20 August 7 August 17 October 12 November 2 November 16 December 8 December 24 December 25	January 1 April 10 April 13 May 1 May 8 July 6 September 28 October 28 November 17 December 24 December 25	January 1 April 9 April 10 April 13 May 1 May 8 May 21 May 22 June 1 June 5 December 24 December 25 December 31	January 1 January 7 April 19 April 20 May 24 May 25 July 30 July 23 August 2 August 19 October 6 October 28	January 1 January 6 April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31	January 1 April 10 April 13 May 1 May 8 May 21 June 1 July 14 November 11 December 25	January 1 April 10 April 13 May 1 June 1 December 24 December 25 December 31

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Greece	Hong Kong	Hungary	India	Indonesia	Ireland	Israel
January 1 January 6 March 2 March 25 April 10 April 13 April 17 April 20 May 1 June 8 October 28 December 24 December 25	January 1
January 19
January 24
January 27
January 28
January 29
January 30
February 1
April 6
April 9
April 10
April 13
April 26
April 29
April 30
May 1
May 4
May 5
May 9
June 25
June 26
June 28
June 30
July 1
September 27
October 1
October 2
October 5
October 6
October 7
October 8
October 10
October 23
October 26
December 24
December 25
	December 31	January 1 April 10 April 13 May 1 June 1 August 20 August 21 August 29 October 23 December 12 December 24 December 25 December 31	February 19 February 21 March 10 March 25 April 1 April 2 April 6 April 10 April 14 May 1 May 7 May 25 October 2 October 30 November 14 November 16 November 30 December 25	January 1 March 25 April 10 May 1 May 7 May 21 May 22 May 25 May 26 May 27 June 1 July 31 August 17 August 20 October 29 December 24 December 25 December 31	January 1 January 20 February 17 April 10 April 13 May 1 May 8 May 25 July 3 July 4 August 31 October 12 November 11 November 26 December 24 December 25 December 28 December 31	March 10 April 8 April 9 April 12 April 13 April 14 April 15 April 28 April 29 May 29 July 30 September 20 September 27 September 28 October 4 October 5 October 6 October 7 October 8

Italy	Japan	Malaysia	Mexico	Morocco	Netherlands	New Zealand
January 1 April 10 April 13 May 1 December 24 December 25 December 31	January 1 January 2 January 3 January 13 February 11 February 24 March 20 April 29 May 4 May 5 May 6 July 23 July 24 August 10 September 21 September 22 November 3 November 23 December 31	January 1 January 24 January 27 May 1 May 7 May 11 May 25 May 26 July 31 August 20 August 31 September 16 October 29 December 25	January 1 February 3 March 16 April 9 April 10 May 1 September 16 November 2 November 16 December 25	January 1 May 1 May 25 May 26 July 30 July 31 August 14 August 20 August 21 October 30 November 6 November 18	January 1 April 10 April 13 April 27 May 1 May 5 May 21 June 1 December 25	January 1 January 2 January 20 January 27 February 6 April 10 April 13 April 27 June 1 October 26 December 25 December 28

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Norway	Peru	Philippines	Poland	Portugal	Russia	Singapore
January 1 April 8 April 9 April 10 April 13 May 1 May 21 June 1 December 24 December 25 December 31	January 1 April 9 April 10 May 1 June 29 July 28 October 8 December 25	January 1 February 25 April 9 April 10 May 1 June 12 August 21 August 31 November 2 November 30 December 8 December 24 December 25 December 30 December 31	January 1 January 6 April 10 April 13 May 1 June 11 November 11 December 24 December 25 December 31	January 1 April 10 April 13 May 1 June 10 June 11 October 5 December 1 December 8 December 25	January 1 January 2 January 3 January 6 January 7 January 8 February 24 March 9 May 1 May 4 May 5 May 11 June 12 November 4	January 1 January 27 April 10 May 1 May 7 May 25 July 31 August 10 December 25

South Africa	South Korea	Spain	Sweden	Switzerland	Taiwan	Thailand
January 1 April 10 April 13 April 27 May 1 June 16 August 10 September 24 December 16 December 25	January 1 January 24 January 27 April 15 April 30 May 1 May 5 September 31 October 1 October 2 October 9 December 25 December 31	January 1 January 6 March 19 April 9 April 10 April 13 May 1 October 12 November 2 December 7 December 8 December 25	January 1 January 6 April 9 April 10 April 13 April 30 May 1 May 20 May 21 June 19 October 30 December 24 December 25 December 31	January 1 January 2 April 10 April 13 April 20 May 1 May 21 June 1 September 14 December 24 December 25 December 31	January 1 January 21 January 22 January 23 January 24 January 27 January 28 January 29 February 28 April 2 April 3 May 1 June 25 June 26 October 1 October 2 October 9	January 1 February 10 April 6 April 13 April 14 April 15 May 1 May 4 May 6 June 3 July 6 July 28 August 12 October 13 October 23 December 7 December 10 December 31

Turkey	United Kingdom
January 1 April 23 May 1 May 19 May 25 May 26 July 15 July 30 July 31 August 3 October 28 October 29	January 1 January 20 February 17 April 10 April 13 May 1 May 8 May 25 July 3 August 31 October 12 November 11 November 26 December 24 December 25 December 28 December 31
Redemption
The longest redemption cycle for a Fund is a function of the redemption cycles of the countries whose stocks are held by the Fund.
Dividends, Other Distributions and Taxes
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. Federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. While there are minor changes to the RIC rules, the Tax Act makes changes to the tax rules affecting shareholders
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and each Fund, including various investments that each Fund may make. Potential investors are urged to consult their own tax advisors for more detailed information.
Dividends and other Distributions
As stated in the Prospectus, each Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discount, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share. Each Fund also distributes the excess of its net short-term capital gain over net long-term capital loss (“short-term gain”), if any, annually but may make more frequent distributions thereof if necessary to avoid federal income or excise taxes. Each Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this distribution policy, or postpone the payment of distributions, if a Fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.
Investors should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).
Taxes
Regulated Investment Company Status. Each Fund is treated as a separate entity for federal tax purposes and intends to qualify, or to continue to qualify, for treatment as a RIC. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.
To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income (“Distribution Requirement”) and 90% of its net exempt interest income and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying Income”): (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.
Although each Fund intends to satisfy, or to continue to satisfy, all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation a Fund uses, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more funds.
If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 21%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”)) if certain holding period and other requirements are met) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”) provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.
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Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.
Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates applicable to QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.
Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to
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increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrecognized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the option. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures, or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may elect to accrue and include in income each taxable year a portion of the bonds’ market discount. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Income from REITs. A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
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The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “who are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from a REIT the excess inclusion income of which exceeded 3% of the REIT’s dividends. A Fund will not invest directly in REMIC residual interests, and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
Each Fund may invest in REITs. REIT dividends and capital gain distributions are generally effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) qualified REIT dividends and (2) qualified publicly traded partnership income. Recently issued proposed regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of qualified publicly traded partnership income, but that pass-through is not currently available. As a result, an investor who investors directly in qualified publicly traded partnerships will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund that invests in qualified publicly traded partnerships currently will not.
Taxation of Shareholders.
Basis Election and Reporting. A shareholder’s basis in Shares of a Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to decide the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Foreign Account Tax Compliance Act (“FATCA”). As mentioned in the Prospectus, under FATCA “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. That withholding tax generally can be avoided, however, as discussed below.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.
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Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
* * * * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.
Capital Loss Carryforwards. As of October 31, 2019, the following operational Funds had capital loss carryforwards available to offset future capital gains in the respective amounts, through the year indicated below:
	Utilized in Current Year	Capital Loss Expired	Unlimited Short-Term	Unlimited Long-Term
Funds
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$ —	$17,667,528	$—
Direxion Daily S&P 500® Bear 1X Shares	$—	$ —	$9,715,969	$—
Direxion Daily Total Bond Market Bear 1X Shares	$—	$ 72,234	$2,485,347	$—
Direxion Daily 20+ Year Treasury Bear 1X Shares	$—	$282,257	$3,865,022	$—
For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of capital losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Thereafter, capital losses carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. A Fund must use losses that do not expire before it uses losses that do expire and a Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and as noted above, would not be distributed as such to shareholders.
Financial Statements
The Funds' financial statements for the fiscal year ended October 31, 2019, are incorporated herein by reference from the Funds' Annual Report to Shareholders dated October 31, 2019.
To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the contact information listed below:
Write to:	Direxion Shares ETF Trust 1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
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APPENDIX A
Description of Corporate Bond Ratings
Moody’s Investors Service and S&P Global Ratings are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.
Moody’s Investors Service – Global Long-Term Ratings
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non- standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service – National Scale Long-Term Ratings
Moody’ s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.
A-1

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.
S&P Global Ratings – Long-Term Issue Credit Ratings*
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:
•	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
A-2

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. NR indicates that a rating has not been assigned or is no longer assigned.
Moody’s Investors Service – Municipal Short Term Debt and Demand Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings – Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings analysis will review the following considerations:
•	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
A-3

D: 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s Investors Service – Global Short Term Rating Scale
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings –Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
A-4

Direxion Shares ETF Trust
Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
2X BULL FUNDS
Direxion Daily S&P 500® Bull 2X Shares (SPUU)
Direxion Daily Small Cap Bull 2X Shares (SMLL)
Direxion Daily CSI 300 China A Share Bull 2X Shares (CHAU)
Direxion Daily CSI China Internet Index Bull 2X Shares (CWEB)
Direxion Daily MSCI European Financials Bull 2X Shares (EUFL)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
February 28, 2020
The shares offered in this prospectus (each a “Fund” and collectively the “Funds”) are, or upon commencement of operations will be, listed and traded on the NYSE Arca, Inc.
The Funds seek daily leveraged investment results and are intended to be used as a short-term trading vehicle. The Funds attempt to provide daily investment results that correspond to two times the performance of an underlying index.
The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)	The Funds pursue a daily leveraged investment objective, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of their underlying index.
(2)	The pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index may affect a Fund’s return as much as, or more than, the return of the underlying index. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying index for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)	understand the risks associated with the use of leverage;
(b)	understand the consequences of seeking daily leveraged investment results; and
(c)	intend to actively monitor and manage their investments.
Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
If a Fund’s underlying index moves more than 50% on a given trading day in a direction adverse to a Fund, a Fund’s investors would lose all of their money. The Funds' investment adviser, Rafferty Asset Management, LLC, will attempt to position a Fund’s portfolio to ensure that a Fund does not gain or lose more than 90% of its net asset value on a given trading day. As a consequence, a Fund’s portfolio should not be responsive to underlying index movements beyond 45% on a given trading day, whether that movement is favorable or adverse to a Fund. For example, if a Fund’s underlying index was to gain 50% on a given trading day, the Fund should be limited to a gain of 90% for that day, which corresponds to 200% of an underlying index gain of 45%, rather than 200% of an underlying index gain of 50%.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future annual and semi-annual shareholder reports in paper free of charge. To elect to continue to receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section
Direxion Daily S&P 500® Bull 2X Shares
Important Information Regarding the Fund
The Direxion Daily S&P 500® Bull 2X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P 500® Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 200% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.43%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	0.97%
Expense Cap/Reimbursement(2)	-0.33%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.64%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.60% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$65	$276	$504	$1,160
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio. However, this portfolio turnover rate

1	Direxion Shares ETF Trust Prospectus

is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives were reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
Standard & Poor’s® selects the stocks comprising the Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company’s shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. As of December 31, 2019, the Index consisted of 505 constituents, which had a median total market capitalization of $23.6 billion, total market capitalizations ranging from $2.9 billion to $1.3 trillion and were concentrated in the information technology sector. The Index is rebalanced quarterly.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable
Direxion Shares ETF Trust Prospectus	2

daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 13.43%. The Index’s highest volatility rate for any one calendar year during the five-year period was 17.11% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 11.70%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 50%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage,
3	Direxion Shares ETF Trust Prospectus

imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment
Direxion Shares ETF Trust Prospectus	4

objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
5	Direxion Shares ETF Trust Prospectus

High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Direxion Shares ETF Trust Prospectus	6

Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 27.49% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -26.72% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 64.74%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (5/28/2014)
Return Before Taxes	64.74%	19.80%	20.84%
Return After Taxes on Distributions	63.75%	17.48%	18.75%
Return After Taxes on Distributions and Sale of Fund Shares	38.56%	14.82%	15.98%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	12.10%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in May 2014	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
7	Direxion Shares ETF Trust Prospectus

Direxion Daily Small Cap Bull 2X Shares
Important Information Regarding the Fund
The Direxion Daily Small Cap Bull 2X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Russell 2000® Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 200% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.92%
Acquired Fund Fees and Expenses(1)	0.19%
Total Annual Fund Operating Expenses	1.61%
Expense Cap/Reimbursement(2)	-0.82%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.79%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.60% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$81	$428	$799	$1,842
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives were
Direxion Shares ETF Trust Prospectus	8

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. As of December 31, 2019, the Index consisted of 1,995 holdings, which had an average market capitalization of $1.3 billion, total market capitalizations ranging from $12.7 million to $8.3 billion and were concentrated in the financial services and healthcare sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future
9	Direxion Shares ETF Trust Prospectus

adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 16.38%. The Index’s highest volatility rate for any one calendar year during the five-year period was 18.43% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 8.23%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 50%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility,
Direxion Shares ETF Trust Prospectus	10

lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is
11	Direxion Shares ETF Trust Prospectus

unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect
Direxion Shares ETF Trust Prospectus	12

issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
13	Direxion Shares ETF Trust Prospectus

Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 29.39% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -37.89% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 48.70%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (7/29/2014)
Return Before Taxes	48.70%	12.05%	13.31%
Return After Taxes on Distributions	48.46%	11.14%	12.46%
Return After Taxes on Distributions and Sale of Fund Shares	28.97%	9.20%	10.32%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	25.52%	8.23%	8.79%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in July 2014	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The Russell 2000® Index is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation regarding the advisability of investing in the Fund.
Direxion Shares ETF Trust Prospectus	14

Direxion Daily CSI 300 China A Share Bull 2X Shares
Important Information Regarding the Fund
The Direxion Daily CSI 300 China A Share Bull 2X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the CSI 300 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 200% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.20%
Acquired Fund Fees and Expenses(1)	0.26%
Total Annual Fund Operating Expenses	1.21%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$123	$384	$665	$1,466
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives were reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. As of December 31, 2019, the Index included 300 securities with an average market capitalization of $18.1 billion, total market capitalizations ranging from
15	Direxion Shares ETF Trust Prospectus

$2.7 billion to $294.5 billion and were concentrated in the financials sector.
A-shares are issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). A-shares are traded in renminbi (“RMB”) on the Shenzhen Stock Exchange or Shanghai Stock Exchange (“SSE”). The A-share market in China is made available to domestic PRC investors and certain foreign investors, including those foreign investors that have been approved as Renminbi Qualified Foreign Institutional Investors (“RQFII”) or as Qualified Foreign Institutional Investors (“QFII”). A RQFII or QFII license may be obtained by submitting an application to the China Securities Regulatory Commission (“CSRC”). After obtaining a RQFII or QFII license, the RQFII or QFII also applies to China’s State Administration of Foreign Exchange (“SAFE”) for a specific aggregate dollar amount investment quota in which the RQFII or QFII can invest in A-shares. Additionally, an investment in eligible A-shares listed and traded on the SSE is also permitted through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”), a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and China Securities Depository and Clearing Corporation Limited.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
Because the Fund does not satisfy the criteria to qualify as a RQFII or QFII itself and does not intend to trade through Stock Connect, the Fund expects to invest a majority of its assets in other investment companies (including ETFs) that track the same Index or a substantially similar index, swaps, futures contracts and other types of derivative instruments or financial instruments, including swaps on the index or swaps on funds that track the same Index or a substantially similar index to obtain the leveraged exposure necessary to achieve its investment objective. At times, however, the Fund will utilize other derivatives and investment strategies which may include gaining leveraged exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index. The Fund may do this by utilizing swaps on ETFs that track a similar index or futures contracts on a similar index.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in a security in order to gain leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movements or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s stated investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day” and “trading day” refer to the period from the close of the U.S. markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
Direxion Shares ETF Trust Prospectus	16

The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 25.39%. The Index’s highest volatility rate for any one calendar year during the five-year period was 40.24% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended
December 31, 2019 was 2.48%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 50%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly
17	Direxion Shares ETF Trust Prospectus

specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being
Direxion Shares ETF Trust Prospectus	18

materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
China Investing Risk - Although the Fund will not invest directly in A-shares, it is subject, indirectly, to certain risks applicable to investing in A-shares. Investing in securities of Chinese companies, including investments that provide exposure to A-shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others (i) the small size of the market for Chinese securities and low trading volume, resulting in a lack of liquidity and in price volatility; (ii) currency devaluations and other currency exchange rate fluctuations or blockages; (iii) the nature and extent of intervention by the PRC government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the PRC government may decide not to continue to support economic reform programs; (vi) limitation on the use of brokers; (vii) higher rates of inflation; (viii) greater political, economic and social uncertainty; (ix) market volatility caused by potential regional or territorial conflicts or natural disasters and; (x) the risk of increased trade tariffs, embargoes and other trade limitations. These factors can directly affect A-shares, and may indirectly affect investments that derive their value from A-shares.
The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment and others. The PRC central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the PRC central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the PRC government has from time to time taken actions that influence the prices at which certain goods may be sold; encouraged companies to invest or concentrate in particular industries; induced mergers between companies in certain industries and induced private companies to publicly offer their securities to increase or continue the rate of economic growth; controlled the rate of inflation or otherwise regulated economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
The Chinese securities markets are emerging markets with limited operating history characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. Liquidity risks may be more pronounced for the A-share market than for Chinese securities markets in general because the A-share market is subject to greater government restrictions and control, including trading suspensions. Price fluctuations of A-shares are currently limited to either 5% or 10% per trading day. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. In addition, less information may be available than would be the case if investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States. Additionally, it may be more difficult to obtain a judgment in a court outside of the United States.
19	Direxion Shares ETF Trust Prospectus

The PRC government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. In addition, the Chinese economy is export-driven and highly reliant on trade. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy. An economic downturn in China would materially impact the Fund’s performance.
Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls of other national or global political or economic developments. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. Dollar may result in reduced returns of the Fund and result in volatility. The RMB is currently not a freely convertible currency. The PRC government places strict regulations on RMB and sets the value of RMB to levels dependent on the value of the U.S. Dollar, but the PRC government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. Dollar. The PRC government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and may reduce the liquidity of Chinese investments. There may not be sufficient amounts of RMB for funds that invest directly in A-shares because there is limited availability of the RMB currency. As a result, funds may not be able to be fully invested in A-shares.
Special Risk Considerations Relating to Stock Connect Program - The Stock Connect Program is subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the other funds’ or counterparties’ ability to invest in A-Shares through the Stock Connect Program and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the other ETFs or counterparties are unable to add to or exit their positions. Only certain A-Shares are eligible to be accessed through the Stock Connect Program. Such securities may lose their eligibility at any time, in which case they may no longer be able to be purchased or sold through the Stock Connect Program. Because the Stock Connect Program is still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Program in the future.
Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which A-Shares are held in the Stock Connect Program, the a fund or counterparty may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchange becomes insolvent.
Special Risk Considerations Relating to RQFII and QFII Investments Risk - The Fund’s ability to achieve its investment objective is dependent on the ability of other ETFs and counterparties to obtain their QFII or RQFII quota to the extent that their investment strategy depends on such quota. The Fund also cannot predict what would occur if general QFII or RQFII quotas were reduced or eliminated. Either circumstance would likely have a material adverse impact on the Fund through its indirect investments and would likely adversely affect the willingness and ability of potential swap counterparties to engage in swaps with the Fund that are linked to the performance of A-shares. Additionally, other ETFs may limit or suspend creation unit activity and shares could trade at a significant premium or discount to its net asset value and therefore impact the Fund’s ability to obtain exposure to the Index and the Fund’s ability to achieve its investment objective or obtain a high correlation to the Index.
Presently, there are a limited number of firms and potential counterparties that have RQFII or QFII status or are willing and able to enter into swap transactions linked to the performance of A-shares. If the Fund is unable to obtain sufficient leveraged exposure to the Index due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creation units until the Adviser determines that the requisite exposure to the Index is obtainable. During the period that creation units are suspended, the Fund could trade at a significant premium or discount to its net asset value and could experience substantial redemptions. Alternatively, the Fund could change its investment objective, by example, seeking leveraged exposure to track an alternative index focused on Chinese-related stocks other than A-shares or other appropriate investments, or decide to liquidate the Fund.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be
Direxion Shares ETF Trust Prospectus	20

manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect
21	Direxion Shares ETF Trust Prospectus

issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with
Direxion Shares ETF Trust Prospectus	22

those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 67.61% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -28.16% for the quarter ended June 30, 2018. The year-to-date return as of December 31, 2019 was 70.52%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (4/16/2015)
Return Before Taxes	70.52%	-9.68%
Return After Taxes on Distributions	70.16%	-9.77%
Return After Taxes on Distributions and Sale of Fund Shares	41.80%	-7.06%
CSI 300 Index (reflects no deduction for fees, expenses or taxes)	36.51%	-1.93%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.77%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the since inception period because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in April 2015	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
If a market disruption event or other significant event occurs that impacts the Fund during which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. During the period that creations units are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also seek to change its investment objective by, for example, seeking to track an alternative index. Alternatively, the Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
23	Direxion Shares ETF Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	24

Direxion Daily CSI China Internet Index Bull 2X Shares
Important Information Regarding the Fund
The Direxion Daily CSI China Internet Index Bull 2X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the CSI Overseas China Internet Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 200% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.19%
Acquired Fund Fees and Expenses(1)	0.36%
Total Annual Fund Operating Expenses	1.30%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$132	$412	$713	$1,568
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives were reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by China Securities Index Co., LTD (the “Index Provider”). The Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors and are listed outside mainland China, as determined by the Index Provider. A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) derives at least 50% of the revenue from goods produced
25	Direxion Shares ETF Trust Prospectus

or sold, or services, performed in mainland China. The Index Provider then removes securities that during the past year had a daily average trading value of less than $1 million or a daily average market capitalization of less than $1 billion. China internet companies include, but are not limited to, companies that develop and market internet software and/or provide internet services; manufacture home entertainment software and education software for home use; provide retail or commercial services primarily through the internet; and develop and market mobile internet software and/or provide mobile internet services. Constituents of the Index are ranked by market capitalization in US Dollars and then weighted so that no constituent weighting exceeds 10%. The Index is rebalanced semi-annually.
As of December 31, 2019, the Index consisted of 45 constituents with an average market capitalization of approximately $33.1 billion and market capitalizations ranging from $663.4 million to $569 billion and were concentrated in the internet companies industry, which is included in the information technology and consumer discretionary sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with
Direxion Shares ETF Trust Prospectus	26

respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 25.27%. The Index’s highest volatility rate for any one calendar year during the five-year period was 29.55% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 9.78%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 50%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often
27	Direxion Shares ETF Trust Prospectus

require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because
Direxion Shares ETF Trust Prospectus	28

different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Chinese Securities Risks — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
Chinese Government Risk
The Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced inflation or otherwise regulated economic expansion. If such past actions were to continue, they may have significant adverse effects on the economic conditions in China. The Chinese government also strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulation that may impact the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in Chinese securities could result in a total loss if these companies are re-nationalized or other regulatory actions are taken by the Chinese government.
Chinese Markets Risk
The Chinese securities markets have a limited operating history and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic and regulatory developments in China and other Asian countries and may experience significant losses in such conditions. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, which may result in Fund shares trading at wider bid-ask spreads and/or premium and discounts to the Fund’s net asset value
Investments in China may also be subject to any positive or adverse effects of the varying nature of its economic landscape with respect to expropriation and/or nationalization of assets, strengthened or lessened restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
Chinese Currency Risk
The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the Chinese government, the United States, foreign governments, central banks or supranational entities, the imposition of current controls of other national or global political or economic developments. The RMB is currently not a freely convertible currency. The Chinese government
29	Direxion Shares ETF Trust Prospectus

places strict regulations on RMB and sets the value of RMB to levels dependent on the value of the U.S. Dollar, but the PRC government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. Dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and may reduce the liquidity of Chinese investments. The Fund’s exposure to Chinese securities and therefore, the RMB, may result in volatility.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Internet Company Industry Risk— The market prices of internet securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, evolving industry standards and frequent new product productions. Internet securities also may be affected adversely by changes in consumer and business purchasing patterns and government regulations. These companies may have high market valuations and may appear less attractive to investors, which may cause sharp decreases in their market prices.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally,
Direxion Shares ETF Trust Prospectus	30

when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant
31	Direxion Shares ETF Trust Prospectus

concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 52.02% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -40.74% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 50.53%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (11/2/2016)
Return Before Taxes	50.53%	5.33%
Return After Taxes on Distributions	50.12%	4.69%
Return After Taxes on Distributions and Sale of Fund Shares	29.91%	3.94%
CSI Overseas China Internet Index (reflects no deduction for fees, expenses or taxes)	29.21%	8.76%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	16.72%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2016	Portfolio Manager
Tony Ng	Since Inception in November 2016	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
Direxion Shares ETF Trust Prospectus	32

The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
If a market disruption event or other significant event occurs that impacts the Fund during which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. During the period that creations units are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also seek to change its investment objective by, for example, seeking to track an alternative index. Alternatively, the Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
33	Direxion Shares ETF Trust Prospectus

Direxion Daily MSCI European Financials Bull 2X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI European Financials Bull 2X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MSCI Europe Financials Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 200% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.45%
Acquired Fund Fees and Expenses(1)	0.35%
Total Annual Fund Operating Expenses	1.40%
Expense Cap/Reimbursement(2)	-0.25%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.15%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.80% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$117	$419	$742	$1,658
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives were
Direxion Shares ETF Trust Prospectus	34

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by MSCI Inc. (the “Index Provider”). The Index is a free float-adjusted, market capitalization-weighted index and represents securities of large-capitalization and mid-capitalization companies across developed market countries in Europe. All component securities in the Index are classified in the financials sector per the Global Industry Classification Standard (GICS).
As of December 31, 2019, the Index consisted of securities from the following 15 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. As of December 31, 2019, the Index consisted of 81 constituents which had an average market capitalization of $20.9 billion, total market capitalizations ranging from $2.6 billion to $158.3 billion and were concentrated in the financials sector. The Index is rebalanced semi-annually.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily
35	Direxion Shares ETF Trust Prospectus

performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 19.75%. The Index’s highest volatility rate for any one calendar year during the five-year period was 30.57% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 1.71%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 50%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Direxion Shares ETF Trust Prospectus	36

Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
37	Direxion Shares ETF Trust Prospectus

Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
European Economic Risk - The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these
Direxion Shares ETF Trust Prospectus	38

events is not clear but could be significant and far-reaching and materially impact a Fund.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
39	Direxion Shares ETF Trust Prospectus

Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Direxion Shares ETF Trust Prospectus	40

Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 23.09% for the quarter ended December 31, 2019 and its lowest calendar quarter return was -29.43% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 36.67%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (7/27/2016)
Return Before Taxes	36.67%	14.79%
Return After Taxes on Distributions	35.60%	11.89%
Return After Taxes on Distributions and Sale of Fund Shares	22.27%	10.56%
MSCI Europe Financials Index (reflects no deduction for fees, expenses or taxes)	20.14%	10.68%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	14.59%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in July 2016	Portfolio Manager
Tony Ng	Since Inception in July 2016	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
41	Direxion Shares ETF Trust Prospectus

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Important Information Regarding the Fund
The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Indxx Global Robotics and Artificial Intelligence Thematic Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 200% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	0.96%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.95%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.80% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$97	$305
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged
Direxion Shares ETF Trust Prospectus	42

investment results. On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments (collectively, “Robotics & Artificial Intelligence Companies”), as defined by Indxx (the “Index Provider”). Companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last 6 months greater than, or equal to, $2 million in order to be eligible for inclusion in the Index. From the eligible universe, the Index Provider identifies Robotics & Artificial Intelligence Companies that generate revenue from four robotics and artificial intelligence market segments (“Segments”): (1) industrial applications of robots and robotic products and services, (2) developing and/or producing unmanned vehicles, drones and robots for both military and consumer applications, including hardware and software therefor, (3) developing robots and artificial intelligence for non-industrial applications, such as agriculture, healthcare consumer applications, and entertainment, and (4) developing applications, technologies, and products that use artificial intelligence for data analysis, predictive analytics, task automation, and other applications.
For the second step of the process, companies are grouped into the following three categories based on revenue: (i) ”Pure-Play”-the company generates a majority of its revenue (over 50%) from one of the Segments, (ii) “Quasi-Play”-the Company has a diversified revenue stream but generates at least 10% (but less than 50%) of its revenue from the Segments, and (iii) “Marginal”-the Company has a diversified revenue stream but generates between 1-10% of its revenue from a distinct business unit in the Segments.
Finally, the top 100 “pure-play” companies by market capitalization are selected to form the Index. If fewer than 100 “pure-play” companies are eligible for inclusion, the Index will include “quasi-play” companies. If fewer than 30 companies meet the above criteria of “pure-play” and “quasi-play,” “marginal” company securities will be included in the Index so the number of constituents of the Index reaches 30.
The Index is reviewed semi-annually and is reconstituted and rebalanced annually.
Companies from the following countries were eligible for inclusion in the Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States.
As of December 31, 2019, the Index consisted of 35 securities, which had an average market capitalization of $14.6 billion, median market capitalization of $1.4 billion, total capitalizations ranging from $28.9 million to $144 billion and were concentrated in the industrials and information technology sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even
43	Direxion Shares ETF Trust Prospectus

possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index’s annualized historical volatility rate for the period from August 29, 2016 (the inception date of the Index) to December 31, 2016 was 15.68%. The Index’s highest volatility rate for any one calendar year for the period from August 29, 2016 through December 31, 2019 was 19.77% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the period from August 29, 2016 to December 31, 2016 was 13.28%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund
Direxion Shares ETF Trust Prospectus	44

will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 50%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under
45	Direxion Shares ETF Trust Prospectus

special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Robotics & Artificial Intelligence Company Risk — Robotics and artificial intelligence companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Robotics and artificial intelligence companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Robotics and artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant
Direxion Shares ETF Trust Prospectus	46

extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small-
or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income
47	Direxion Shares ETF Trust Prospectus

when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other
Direxion Shares ETF Trust Prospectus	48

financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
49	Direxion Shares ETF Trust Prospectus

Overview of the Funds
The Direxion Shares ETF Trust (the “Trust”) is a registered investment company offering a number of separate exchange-traded funds (“ETFs”). This Prospectus describes the ETFs noted in the table below (each a “Fund” and collectively the “Funds”). Rafferty Asset Management, LLC serves as the investment advisor to each Fund ("Rafferty" or the "Adviser").
The Direxion Daily CSI 300 China A Share Bull 2X Shares and the Direxion Daily CSI China Internet Index Bull 2X Shares are collectively referred to as the "China Funds."
The Funds seek daily leveraged investment results, before fees and expenses, of 200% of the daily performance of an underlying index. If, on a given day, the underlying index gains 1%, the Funds are designed to gain approximately 2% (which is equal to 200% of 1%). Conversely, if the underlying index loses 1% on a given day, the Funds are designed to lose approximately 2%. The Funds seek leveraged investment results on a daily basis -- from the close of regular trading on one trading day to the close on the next trading day -- which should not be equated with seeking a leveraged investment objective for any other period.
As used in this Prospectus, the terms “daily,” “day,” and “trading day,” refer to the period from the regular close of the markets on one trading day to the regular close of the markets on the next trading day.
Each Fund seeks investment results that correspond to 200% of the performance of an underlying index, before fees and expenses, as follows:
Fund	Underlying Index
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index
Direxion Daily Small Cap Bull 2X Shares	Russell 2000® Index
Direxion Daily CSI 300 China A Share Bull 2X Shares	CSI 300 Index
Direxion Daily CSI China Internet Index Bull 2X Shares	CSI Overseas China Internet Index
Direxion Daily MSCI European Financials Bull 2X Shares	MSCI Europe Financials Index
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Indxx Global Robotics and Artificial Intelligence Thematic Index
Shares of the Funds (“Shares”) are, or upon commencement of operations will be, listed and traded on the NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange and from their net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable directly with a Fund. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units of the Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, each Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.
In order to provide additional information regarding the value of Shares of a Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for each Fund. Each Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of a Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, nor responsible for, the calculation or dissemination of the IOPV and make no representations or warranty as to its accuracy.
There is no assurance that the Funds will achieve their investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds' Board of Trustees without shareholder approval.
Additional Information Regarding Investment Techniques and Policies
Rafferty uses a number of investment techniques in an effort to achieve the stated investment objective for each Fund. Each Fund seeks 200% of the return of its underlying index on a given day.
Rafferty attempts to provide two times the returns of its underlying index for a one-day period. To do this, Rafferty creates net “long” positions for the Funds. (Rafferty may create short positions in the Funds even though the net exposure in the Funds will be long.) Long positions move in the same direction as its underlying index, advancing when the underlying
Direxion Shares ETF Trust Prospectus	50

index advances and declining when the underlying index declines. Short positions move in the opposite direction of the underlying index, advancing when the underlying index declines and declining when the underlying index advances. Additionally, none of the Funds seek income that is exempt from federal, state or local income taxes.
In seeking to achieve each Fund’s investment objective, Rafferty uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. Rafferty relies upon a pre-determined model to generate orders that result in repositioning each Fund’s investments in accordance with its daily leveraged investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Fund’s investment objective. In general, if a Fund is performing as designed, the return of the underlying index will dictate the return for that Fund. Rafferty does not invest the assets of a Fund in securities, derivatives or other investments based on Rafferty’s view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movements or trends. Each Fund generally pursues its investment objective regardless of the market conditions and does not take defensive positions.
Each Fund has a clearly articulated daily leveraged investment objective which requires the Fund to seek economic exposure in excess of its net assets (i.e., economic leverage). To meet its objectives, each Fund invests in some combination of financial instruments so that it generates economic exposure consistent with the Fund’s investment objective.
Each Fund offered in this Prospectus may invest significantly in: futures contracts; options on securities, indices and futures contracts; equity caps, floors and collars; swap agreements; forward contracts; short positions; reverse repurchase agreements; ETFs; and other financial instruments to obtain economic “leverage.” Leveraging allows Rafferty to generate a greater positive or negative return for the Funds than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.
The Funds generally may hold a representative sample of the securities in the underlying index. The sampling of securities that is held by a Fund is intended to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the underlying index. A Fund also may invest in securities that are not included in its underlying index or may overweight or underweight certain components of the underlying index. Certain Funds’ assets may be concentrated in an industry or group of industries to the extent that a Fund's underlying index concentrates in a particular industry or group of industries. In addition, each Fund offered in this Prospectus is non-diversified, which means that it may invest in the securities of a limited number of issuers.
At the close of the markets each trading day, each Fund will position its portfolio to ensure that the Fund’s exposure to its underlying index is consistent with the Fund’s stated investment objective. The impact of market movements during the day determines whether a portfolio needs to be repositioned. If the underlying index has risen on a given day, a Fund’s net assets should rise, meaning its exposure will typically need to be increased. Conversely, if the underlying index has fallen on a given day, a Fund’s net assets should fall, meaning its exposure will typically need to be reduced.
A Fund may have difficulty in achieving its daily leveraged investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders and/or disruptions or a temporary lack of liquidity in the markets for the securities held by the Fund. Additionally, if a Fund's underlying index includes foreign securities or tracks a foreign market index where the foreign market closes before or after the New York Stock Exchange (“NYSE”) closes (generally at 4 p.m. Eastern Time), the performance of the underlying index may differ from the expected daily leveraged performance. As such, correlation to an underlying index for Funds that track an underlying index that includes foreign securities will generally be measured by comparing the daily change in a Fund’s NAV per share to the performance of one or more U.S. ETFs that tracks the same underlying index.
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
If a Fund is unable to obtain sufficient leveraged exposure to its underlying index due to the limited availability of necessary investments or financial instruments, a Fund could, among other things, limit or suspend creation units until the Adviser determines that the requisite exposure to its underlying index is obtainable. During the period that creation units are suspended, a Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions.
A Cautionary Note to Investors Regarding Dramatic Index Movement. A Fund seeks daily exposure to its underlying index equal to 200% of its net assets. As a consequence, a Fund could lose an amount greater than its net assets in the event of a movement of its underlying index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of a Fund). Rafferty will attempt to position each Fund’s portfolio to ensure that a Fund does not gain or lose more than 90% of its NAV on a given day. If Rafferty successfully positions a Fund’s portfolio to provide such limits, a Fund’s portfolio and NAV will not be responsive to movements in its underlying index beyond 50% in a given day, whether that movement is favorable or adverse to the Fund. For example, if a Fund’s underlying index were to gain 50%, the Fund would be limited to a daily gain of 90%, which corresponds to 200% of an underlying index gain of 45%, rather than 100%, which is 200% of the underlying index gain of 50%. It may not be possible to limit a Fund’s losses, and shareholders should not expect such protection. The risk of total loss exists.
51	Direxion Shares ETF Trust Prospectus

If the underlying index of a Fund has a dramatic adverse move that causes a material decline in a Fund’s net assets, the terms of a Fund’s swap agreements may permit the counterparty to immediately close out the swap transaction. In that event, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with a Fund’s investment objective. This may prevent a Fund from achieving its leveraged investment objective, even if the underlying index later reverses all or a portion the move.
Examples of the Impact of Daily Compounding. Seeking daily leveraged investment results provides potential for greater gains and losses for the Funds relative to its underlying index’s performance. For a period longer than one day, the pursuit of a daily investment objective will result in daily leveraged compounding for the Funds. This means that the return of an underlying index over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective (e.g., 200%) generally will not equal a Fund’s performance over that same period. As a consequence, investors should not plan to hold the Funds unmonitored for periods longer than a single trading day. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying index for the full trading day. The Funds are not suitable for all investors.
Consider the following examples:
Mary is considering investments in two Funds, Funds A and B. Fund A is a traditional index ETF which seeks (before fees and expenses) to match the performance of the XYZ index. Fund B is a leveraged ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 200% of the daily performance of the XYZ index.
On Day 1, the XYZ index increases in value from $100 to $105, a gain of 5%. On Day 2, the XYZ index declines from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ index has not moved.
An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2 to return to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:
Day	Index Value	Index Performance	Value of Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00
The same $100 investment in Fund B, however, would be expected to gain in value on Day 1 but decline in value on Day 2.
The $100 investment in Fund B would be expected to gain 10% on Day 1 (200% of 5%) but decline 9.52% on Day 2.
Day	Index Performance	200% of Index Performance	Value of Investment
			$100.00
1	5.00%	10.0%	$110.00
2	-4.76%	-9.52%	$99.52
Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the aggregate index value for the two-day period has not declined. (These calculations do not include the charges for expense ratio and financing charges.)
As you can see, an investment in Fund B has additional risks due to the effects of leverage and compounding.
The Funds are very different from most mutual funds and ETFs. Each Fund pursues a daily leveraged investment objective, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of the underlying index. An investor who purchases shares of a Fund intra-day will generally receive more, or less, than 200% exposure to the underlying index from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the underlying index from the end of the prior trading day. If a Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from 200% of the return of the underlying index’s performance for the longer period. This deviation will increase with higher underlying index volatility and longer holding periods.
For periods longer than a trading day, volatility in the performance of the underlying index from day to day is the primary cause of any disparity between a Fund’s actual returns and the returns of the underlying index for such period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. In addition, the effects of volatility are magnified in the Funds due to leverage. For example, consider the following three examples that demonstrate the effect of volatility on a hypothetical fund:
Direxion Shares ETF Trust Prospectus	52

Example 1 – Underlying Index Experiences Low Volatility
Mary invests $10.00 in a hypothetical Fund at the close of trading on Day 1. During Day 2, the Fund’s underlying index rises from 100 to 102, a 2% gain. Mary’s investment rises 4% to $10.40. Mary holds her investment through the close of trading on Day 3, during which the Fund’s underlying index rises from 102 to 104, a gain of 1.96%. Mary’s investment rises to $10.81, a gain during Day 3 of 3.92%. For the two day period since Mary invested in the Fund, the underlying index gained 4% although Mary’s investment increased by 8.1%. Because the underlying index continued to trend upwards with low volatility, Mary’s return closely correlates to the 200% return of the return of the underlying index for the period.
Example 2 – Underlying Index Experiences High Volatility
Mary invests $10.00 in a hypothetical Fund after the close of trading on Day 1. During Day 2, the Fund’s underlying index rises from 100 to 102, a 2% gain, and Mary’s investment rises 4% to $10.40. Mary continues to hold her investment through the end of Day 3, during which the Fund’s underlying index declines from 102 to 98, a loss of 3.92%. Mary’s investment declines by 7.84%, from $10.40 to $9.58. For the two day period since Mary invested in the Fund, the Fund’s underlying index lost 2% while Mary’s investment decreased from $10 to $9.58, a 4.2% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for the two day period and Mary’s return. In this situation, Mary lost more than two times the return of the underlying index.
Example 3 – Intra-day Investment with Volatility
The examples above assumed that Mary purchased the hypothetical Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the underlying index from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.
Mary invests $10.00 in a hypothetical Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the underlying index moved from 100 to 102, a 2% gain. In light of that gain, the Fund beta at the point at which Mary invests is 196%. During the remainder of Day 2, the Fund’s underlying index rises from 102 to 110, a gain of 7.84%, and Mary’s investment rises 15.4% (which is the underlying index gain of 7.84% multiplied by the 196% beta that she received) to $11.54. Mary continues to hold her investment through the close of trading on Day 3, during which the Fund’s underlying index declines from 110 to 90, a loss of 18.18%. Mary’s investment declines by 36.4%, from $11.54 to $7.34. For the period of Mary’s investment, the Fund’s underlying index declined from 102 to 90, a loss of 11.76%, while Mary’s investment decreased from $10.00 to $7.34, a 27% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for period and Mary’s return. In this situation, Mary lost more than two times the return of the underlying index. Mary was also hurt because she missed the first 2% move of the underlying index and had a beta of 196% for the remainder of Day 2.
The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the Funds should: (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds. There is no assurance that any of the Funds offered in this Prospectus will achieve their investment objectives and an investment in any Fund could lose money. No single Fund is a complete investment program.
Market Volatility. Each Fund seeks to provide a return which is a multiple of the daily performance of its underlying index. No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of the underlying index for periods other than a single day. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
Daily rebalancing will impair a Fund’s performance if the underlying index experiences volatility. For instance, a Fund would be expected to lose 11% (as shown in Table 1 below) if its underlying index provided no return over a one year period and experienced annualized volatility of 20%. If the underlying index’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a Fund widens to approximately 38%.
At higher volatility levels, there is a chance of a complete loss of Fund assets even if the underlying index is flat. For instance, if annualized volatility of an underlying index were 90%, the Funds based on an underlying index would be expected to lose more than 90% of their value, even if the underlying index returned 0% for the year. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.
53	Direxion Shares ETF Trust Prospectus

Table 1
Volatility Range	2X Fund Loss
10%	-1%
20%	-4%
30%	-9%
40%	-15%
50%	-23%
60%	-33%
70%	-47%
80%	-55%
90%	-76%
100%	-84%
Table 2 shows the average volatility rate for the Funds’ underlying indices over the five year period ended December 31, 2019. If an index has been in existence for less than 5 years, its inception date is noted next to its name in Table 2. The underlying indices have annualized historical volatility rates over that period ranging from 13.43% to 25.39%. Since market volatility has negative implications for Funds which rebalance daily, investors should be sure to monitor and manage their investments in the Funds particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Funds for longer periods over the past five years. Given the historically low levels of volatility during the past five years, historical index volatility and performance are not likely indicative of future volatility and performance.
Table 2 – Historic Volatility of each Fund’s Benchmark Index
Index	5-Year Historical Volatility Rate
CSI 300 Index	25.39%
CSI Overseas China Internet Index	25.27%
Indxx Global Robotics and Artificial Intelligence Thematic Index (Commenced Operations 8/29/16)	N/A
MSCI Europe Financials Index	19.75%
Russell 2000® Index	16.38%
S&P 500® Index	13.43%
The Projected Return of a Fund for a Single Trading Day. Each Fund seeks to provide a daily return that is 200% of the daily return of an underlying index. Doing so requires the use of leveraged investment techniques, which necessarily incur financing charges. In light of the financing charges and each Fund’s operating expenses, the expected return of a Fund over one trading day is equal to the gross expected return, which is the daily underlying index return multiplied by a Fund’s daily leveraged investment objective, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses. For instance, if the MSCI Europe Financials Index returns 2% on a given day, the gross expected return of the Direxion Daily MSCI European Financials Bull 2X Shares would be 4%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower. Each Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases Fund shares at close of the markets on a given trading day, the investor’s exposure to the underlying index of a Fund would reflect 200% of the performance of the underlying index during the following trading day, subject to the charges and expenses noted above.
The Projected Returns of a Fund for Intra-Day Purchases. Because each Fund rebalances its portfolio once daily, an investor who purchases shares during a day will likely have more, or less, than 200% leveraged investment exposure to the underlying index. The exposure to the underlying index received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily leveraged investment objective (e.g., 200%) by an amount determined by the movement of the underlying index from its value at the end of the prior day. If the underlying index moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying index than the stated fund daily leveraged investment objective (e.g., 200%). Conversely, if the underlying index moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying index than the stated fund daily leveraged investment objective (e.g., 200%).
Table 3 below indicates the exposure to the underlying index that an intra-day purchase of a Fund would be expected to provide based upon the movement in the value of a Fund’s underlying index from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the underlying index of a Fund has moved 5% in a direction favorable to a Fund, the investor would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately 191% of the investor’s investment.
Direxion Shares ETF Trust Prospectus	54

Conversely, if the underlying index has moved 5% in a direction unfavorable to a Fund, an investor at that point would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately 211% of the investor’s investment.
The table includes a range of underlying index moves from 20% to -20% for a Fund. Movement of underlying index beyond the range noted below will result in exposure further from a Fund’s daily leveraged investment objective.
Table 3
Index Move	Resulting Exposure for a Fund
-20%	267%
-15%	243%
-10%	225%
-5%	211%
0%	200%
5%	191%
10%	183%
15%	177%
20%	171%
The Projected Returns of the Funds for Periods Other Than a Single Trading Day. Each Fund seeks leveraged investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day— which should not be equated with seeking a leveraged investment objective for any other period. For instance, if the MSCI Europe Financials Index gains 10% for a week, the Direxion Daily MSCI European Financials Bull 2X Shares should not be expected to provide a return of 20% for the week even if it meets its daily leveraged investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an underlying index over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective (e.g., 200%) will not generally equal a Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single trading day.
The following charts set out a range of hypothetical daily performances during a given 10 trading days of a hypothetical underlying index and demonstrate how changes in the hypothetical underlying index impact a hypothetical fund’s performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in a hypothetical fund over a 10 trading day period and do not reflect expenses of any kind.
Table 4 – The Index Lacks a Clear Trend
Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
Day 2	110	4.76%	10.00%	$120.48	9.52%	20.47%
Day 3	100	-9.09%	0.00%	$ 98.57	-18.18%	-1.43%
Day 4	90	-10.00%	-10.00%	$ 78.86	-20.00%	-21.14%
Day 5	85	-5.56%	-15.00%	$ 70.10	-11.12%	-29.91%
Day 6	100	17.65%	0.00%	$ 94.83	35.30%	-5.17%
Day 7	95	-5.00%	-5.00%	$ 85.35	-10.00%	-14.65%
Day 8	100	5.26%	0.00%	$ 94.34	10.52%	-5.68%
Day 9	105	5.00%	5.00%	$103.77	10.00%	3.76%
Day 10	100	-4.76%	0.00%	$ 93.89	-9.52%	-6.12%
The cumulative performance of the hypothetical underlying index in Table 4 is 0% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is 6.12%. The volatility of the hypothetical underlying index’s performance and lack of a clear trend results in performance for each hypothetical Fund for the period which bears little relationship to the performance of the hypothetical underlying index for the 10 trading day period.
55	Direxion Shares ETF Trust Prospectus

Table 5 – The Index Rises in a Clear Trend
Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
Day 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
Day 3	106	1.92%	6.00%	$112.24	3.84%	12.23%
Day 4	108	1.89%	8.00%	$116.47	3.78%	16.47%
Day 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
Day 6	112	1.82%	12.00%	$125.18	3.64%	25.17%
Day 7	114	1.79%	14.00%	$129.65	3.58%	29.66%
Day 8	116	1.75%	16.00%	$134.20	3.50%	34.19%
Day 9	118	1.72%	18.00%	$138.82	3.44%	38.81%
Day 10	120	1.69%	20.00%	$143.53	3.38%	43.50%
The cumulative performance of the hypothetical underlying index in Table 5 is 20% for 10 trading days. The return of the hypothetical Fund for the 10 trading day period is 43.50%. In this case, because of the positive hypothetical underlying index trend, the hypothetical Fund’s gain is greater than 200% of the hypothetical underlying index gain for the 10 trading day period.
Table 6 – The Index Declines in a Clear Trend
Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	98	-2.00%	-2.00%	$ 96.00	-4.00%	-4.00%
Day 2	96	-2.04%	-4.00%	$ 92.08	-4.08%	-7.92%
Day 3	94	-2.08%	-6.00%	$ 88.24	-4.16%	-11.75%
Day 4	92	-2.13%	-8.00%	$ 84.49	-4.26%	-15.51%
Day 5	90	-2.17%	-10.00%	$ 80.82	-4.34%	-19.17%
Day 6	88	-2.22%	-12.00%	$ 77.22	-4.44%	-22.76%
Day 7	86	-2.27%	-14.00%	$ 73.71	-4.54%	-26.27%
Day 8	84	-2.33%	-16.00%	$ 70.29	-4.66%	-29.71%
Day 9	82	-2.38%	-18.00%	$ 66.94	-4.76%	-33.05%
Day 10	80	-2.44%	-20.00%	$ 63.67	-4.88%	-36.32%
The cumulative performance of the hypothetical underlying index in Table 6 is -20% for 10 trading days. The return of the hypothetical Fund for the 10 trading day period is 36.32%. In this case, because of the negative hypothetical underlying index trend, the hypothetical Fund’s decline is less than 200% of the hypothetical underlying index decline for the 10 trading day period.
Direxion Shares ETF Trust Prospectus	56

Additional Information Regarding Principal Risks
An investment in a Fund entails risks. A Fund may not achieve its investment objective and may decline in value. The Funds present risks not traditionally associated with other mutual funds and ETFs. For example, due to the Funds' daily leveraged investment objectives, a small adverse move in a Fund's underlying index will result in larger and potentially substantial declines in that Fund. It is important that investors closely review and understand all of a Fund’s risks before making an investment. A Fund is not a complete investment program. The table below provides the risks of investing in the Funds. Following the table, each risk is explained.

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Small Cap Bull 2X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily MSCI European Financials Bull 2X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X
Aggressive Investment Techniques Risk	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X
Intra-Day Investment Risk	X	X	X	X	X	X
Daily Index Correlation/Tracking Risk	X	X	X	X	X	X
Other Investment Companies (including ETFs) Risk	X	X	X	X	X	X
China Investing Risk			X
Chinese Securities Risk				X
Consumer Discretionary Sector Risk				X
Emerging Markets Risk			X	X
European Economic Risk					X
Financials Sector Risk		X	X		X
Healthcare Sector Risk		X
Industrials Sector Risk						X
Information Technology Sector Risk	X			X		X
Internet Company Industry Risk				X
Robotics & Artificial Intelligence Company Risk						X
Large-Capitalization Company Risk	X		X	X	X	X
Micro-Capitalization Company Risk		X				X
Mid-Capitalization Company Risk	X		X		X
Small- and/or Mid-Capitalization Company Risk		X		X		X
Currency Exchange Rate Risk			X	X	X
Depositary Receipt Risk					X
Foreign Securities Risk			X	X	X	X
Geographic Concentration Risk			X	X	X
57	Direxion Shares ETF Trust Prospectus

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Small Cap Bull 2X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily MSCI European Financials Bull 2X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
International Closed-Market Trading Risk			X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X
High Portfolio Turnover Risk	X			X		X
Investment Risk	X	X	X	X	X	X
Liquidity Risk			X	X	X	X
Money Market Instrument Risk	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X
Regulatory Risk	X	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X
Special Risk Considerations Relating to Stock Connect Program and Special Risk Considerations Relating to RQFII and QFII Investments Risk			X	X
Effects of Compounding and Market Volatility Risk
Each Fund has a daily leveraged investment objective and a Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from underlying index’s performance times the stated multiple in a Fund’s investment objective, before fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds, particularly during periods of higher index volatility. A Fund does not attempt to, and should not be expected to, provide returns, before fees and expenses, which are 200% of the performance of its underlying index for periods other than one trading day. The impact of compounding will affect each shareholder differently depending on the period of time an investment in a Fund is held and the volatility of its underlying index during the period an investment in a Fund is held. The effect of compounding becomes more pronounced as volatility and a shareholder’s holding period increase.
Over time, the cumulative percentage increase or decrease in the value of a Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in 200% of the return of a Fund's underlying index due to the compounding effect of losses and gains on the returns of a Fund. It also is expected that a Fund's use of leverage will cause the Fund to underperform the return of 200% of its underlying index in a trendless or flat market.
The chart below provides examples of how index volatility could affect a Fund’s performance. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index. Fund performance for periods greater

Direxion Shares ETF Trust Prospectus	58

than one single day can be estimated given any set of assumptions for the following factors: a) index volatility; b) index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in its underlying index. The chart below illustrates the impact of two principal factors – index volatility and index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of index volatility and index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in its underlying index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure for the Funds) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be worse than those shown.
As shown below, a Fund would be expected to lose 6.1% if its underlying index provided no return over a one year period during which its underlying index experienced annualized volatility of 25%. If its underlying index’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period for a Fund widens to approximately 43%.
At higher ranges of volatility, there is a chance of a significant loss of value in a Fund. For instance, if an underlying index’s annualized volatility is 100%, a Fund would be expected to lose approximately 60% of its value, even if the cumulative return of its underlying index for the year was 0%. The volatility of ETFs or instruments that reflect the value of the underlying index, such as swaps, may differ from the volatility of a Fund's underlying index.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. A Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. The table is intended to underscore the fact that a Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
For additional information and examples demonstrating the effects of volatility and index performance on the long-term performance of the Funds, see the “Additional Information Regarding Investment Techniques and Policies”
section, and “Special Note Regarding the Correlation Risks of the Funds” in the Funds' Statement of Additional Information.
Leverage Risk
To achieve its daily investment objective, each Fund employs leverage and is exposed to the risk that adverse daily performance of a Fund's underlying index will be magnified. This means that, if a Fund's underlying index experiences an adverse daily performance, an investment in the Fund will be reduced by an amount equal to 2% for every 1% of adverse performance, not including the costs of financing leverage and other operating expenses, which would further reduce its value.
A Fund could theoretically lose an amount greater than its net assets if its underlying index moves more than 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of a Fund). Leverage will also have the effect of magnifying any differences in a Fund’s correlation with the underlying index.
To fully understand the risks of using leverage in a Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk
Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. A Fund typically would lose value on a day when its underlying index declines.
Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on each Fund. A Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.
Aggressive Investment Techniques Risk
Using investment techniques that may be considered aggressive, such as futures contracts, forward contracts, options and swap agreements, includes the risk of potentially dramatic changes (losses) in the value of the instruments, imperfect correlations between the price of the instrument and the underlying security or index, and volatility of a Fund.
LIBOR Risk
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance.
In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Although there is still uncertainty regarding a replacement rate, it is anticipated that, beginning in 2020, derivatives and other transactions that currently utilize LIBOR will
59	Direxion Shares ETF Trust Prospectus

transition to using the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by U.S. Treasury securities. However, various counterparties or other entities may be unwilling or unable to utilize SOFR prior to 2021 or may be unable to modify existing agreements or instruments in a timely manner. The transition from LIBOR to SOFR (or any other replacement rate) may lead to a reduction in the value of some LIBOR-based investments and the effectiveness of new hedges placed against existing LIBOR-based investments, as well as significant market uncertainty, increased volatility, and illiquidity in markets for various instruments, which may result in prolonged adverse market conditions and impact a Fund’s performance or NAV.
Derivatives Risk
A Fund uses investment techniques, including investments in derivatives, such as swaps, futures and forward contracts, and options that may be considered aggressive. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. Investments in these derivatives may generally be subject to market risks that cause their prices to fluctuate more than an investment directly in a security and may increase the volatility of a Fund. The use of derivatives may expose a Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When a Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent a Fund from achieving its investment objective.
A Fund may use swaps on the underlying index. If the underlying index has a dramatic intraday move in value that causes a material decline in a Fund’s NAV, the terms of the swap agreement between a Fund and its counterparty may allow the counterparty to immediately close out of the transaction with a Fund. In such circumstances, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with a Fund’s daily leveraged investment objective. This may prevent a Fund from achieving its daily leveraged investment objective particularly if the underlying index reverses all or a portion of its intraday move by the end of the day. The value of an investment in the Fund may change quickly and without warning. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering a Fund’s return.
In addition, a Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset.
•	Futures Contracts. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.
•	Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
•	Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.
•	Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.
Counterparty Risk
Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount a Fund expects to receive from a counterparty to a financial instrument entered into by a Fund. Each Fund generally enters into derivatives transactions, such as the swap agreements, with counterparties such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a contract, or if any collateral posted by the counterparty for the benefit of a Fund is insufficient or there are delays in a Fund’s ability to access such collateral. If the counterparty becomes bankrupt or defaults on its payment obligations to a Fund, it may experience significant delays in obtaining any recovery, may obtain only a limited recovery or obtain no recovery and the value of an investment held by a Fund may decline. The Fund may also not be able to exercise
Direxion Shares ETF Trust Prospectus	60

remedies, such as the termination of transactions, netting of obligations and realization on collateral, if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions. European Union rules and regulations intervene when a financial institution is experiencing financial difficulties and could reduce, eliminate, or convert to equity a counterparty’s obligations to a Fund (sometimes referred to as a “bail in”).
A Fund typically enters into transactions with counterparties that present minimal risks based on the Adviser’s assessment of the counterparty’s creditworthiness, or its capacity to meet its financial obligations during the term of the derivative agreement or contract. The Adviser considers factors such as counterparty credit rating among other factors when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which a Fund transacts. Each Fund generally enters into swap agreements or other financial instruments with major, global financial institutions and seeks to mitigate risks by generally requiring that the counterparties for each Fund to post collateral, marked to market daily, in an amount approximately equal to what the counterparty owes a Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above. If a counterparty’s credit ratings decline, a Fund may be subject to a bail-in, as described above.
In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. There is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Additionally, although a counterparty to a centrally cleared swap agreement and/or an exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or a clearing organization that is further backed by a group of financial institutions, there may be instances in which a FCM or a clearing organization would fail to perform its obligations, causing significant losses to a Fund.
Intra-Day Investment Risk
Each Fund seeks daily leveraged investment results, which should not be equated with seeking an investment objective for shorter than a day. Thus, an investor who purchases Fund shares after the close of the markets on one trading day and before the close of the markets on the next trading day will likely have more, or less, than 200% leveraged investment exposure to the underlying index, depending upon the movement of the underlying index from the end of one trading day until the time of purchase. If the underlying index moves in a direction favorable to a Fund, the investor will receive less than 200% exposure to the underlying index. Conversely, if the underlying index moves in a direction adverse to a Fund, the investor will receive exposure to the underlying index greater than 200%. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, a Fund’s stated multiple of its underlying index.
If there is a significant intra-day market event and/or the securities of the underlying index experience a significant change in value, a Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, a Fund may close to purchases and sales of Shares prior to the close of regular trading on the Exchange and incur significant losses.
Daily Index Correlation/Tracking Risk
For each Fund, there is no guarantee that each Fund will achieve a high degree of correlation to its underlying index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with its underlying index, each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the target amount of portfolio exposure to the underlying index is impacted dynamically by the underlying index’s movement. Because of this, it is unlikely that each Fund will be perfectly exposed to the underlying index at the end of each day. The possibility of each Fund being materially over- or under-exposed to the underlying index increases on days when the underlying index is volatile near the close of the trading day. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect each Fund’s ability to adjust exposure to the required levels.
Because an underlying index may include instruments that trade on a different market than a , the Fund's return may vary from a multiple of the performance of the underlying index because different markets may close before the Exchange opens or may not be open for business on the same calendar days as a Fund. Additionally, due to differences in trading hours, and because the underlying index may be calculated using prices obtained at times other than a Fund's NAV calculation time, a Fund's performance may not correlate to its underlying index.
Each Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transactions costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by each Fund. Each Fund may not have investment exposure to all securities in the underlying index, or its weighting of investment exposure to such stocks or industries may be different from that of the underlying index. In addition, each Fund may invest in securities or financial instruments not included in the underlying index. Each Fund may be subject to large movements of assets into and out of each Fund, potentially resulting in a Fund being over- or under-exposed to the underlying index. Activities surrounding periodic index reconstitutions and other index rebalancing events may hinder each Fund’s ability to meet its daily leveraged investment objective. Each Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of
61	Direxion Shares ETF Trust Prospectus

which may negatively impact each Fund’s correlation to the underlying index.
Other Investment Companies (including ETFs) Risk
By investing in another investment company, including an ETF, a Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders of a Fund’s own operations. As a shareholder, a fund must rely on the other investment company to achieve its investment objective. A Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of a Fund’s investment will not perform as expected, thus affecting a Fund’s performance and its correlation with its underlying index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares potentially may trade at a discount or a premium, which may impact the price at which a Fund purchases, sells or values the other investment company shares which may impact a Fund’s ability to achieve its investment objective. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, depending on the demand in the market, a Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect a Fund’s performance.
China Investing Risk
Exposure to investments in China and A-shares involve certain risks and other special considerations, including the following:
•	Political and Economic Risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the People’s Republic of China (“China” or the “PRC”) government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 30 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
The PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC over the last 30 years. There can be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any adjustment or modification of those economic policies may have an adverse impact on the China securities market. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Chinese securities.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some of all of the property held by the issuers of A-shares securities.
The laws, regulations, including the investment regulations allowing Stock Connect investing and Renminbi Qualified Foreign Institutional Investors (“RQFII”) (and Qualified Foreign Institutional Investors (“QFII”)) to invest in A-shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the exposure to A-shares in a Fund’s portfolio.
Since 1949, the PRC has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978.
The PRC government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The PRC government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the PRC government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy.
The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth in recent years has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods,
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devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe impact to the Fund.
China has been transitioning to a market economy since the late seventies, reaffirming its economic policy reforms through five-year programs. Under the economic reforms implemented by the PRC government, the Chinese economy has experienced tremendous growth, developing into one of the largest economies in the world. There is no assurance, however, that such growth will be sustained in the future.
Moreover, any future slowdown or recessions in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would likely adversely impact the value of A-shares.
•	Inflation. Economic growth in China has also historically been accompanied by periods of high inflation. Beginning in 2004, the PRC government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and A-share securities could be negatively impacted.
•	Tax Changes. The Chinese taxation system is not as well settled as that of the United States. Changes in the Chinese tax system could have retroactive effects that may impact the Chinese securities market.
•	Nationalization and Expropriation. After the formation of the Chinese socialist state in 1949, the PRC government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the PRC government will not take similar actions in the future. Accordingly, investments in A-share securities or other Chinese investments involve a risk of total loss.
•	Chinese Securities Markets. The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are the United States issuers with respects to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, unpredictable trading suspensions, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
•	Available Disclosure about Chinese Companies. Disclosure and regulatory standards in emerging countries, such as China, are in many respects less stringent then U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to investors than would be the case if the investments were made in the U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.
•	Chinese Corporate and Securities Law. The regulations on investments and repatriation of capital by QFIIs and RQFIIs are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities have broad discretion in this regard. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statues, there is uncertainty regarding the implementation of existing law.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors with protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor. It may therefore be more difficult for an investor to enforce their rights under Chinese corporate and securities laws, and it may be difficult or impossible to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors.
•	Investment and Repatriation Restrictions. Investments in A-shares and other Chinese financial instruments are regulated by the CSRC, including warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that a foreign investor may purchase and limits the classes of securities in which a foreign investor may invest. The PRC government limits foreign investment in securities of certain Chinese issuers entirely if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. Currently licensed RQFII entities are allowed to repatriate RMB daily and are not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that PRC
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rules and regulations will not change or that repatriation restrictions will not be imposed in the future.
Chinese Securities Risks
The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on a Fund. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and may impact a Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on a Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
Chinese Government Risk
The Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced inflation or otherwise regulated economic expansion. If such past actions were to continue, they may have significant adverse effects on the economic conditions in China. The Chinese government also strictly regulates the payment of foreign currency-denominated obligations and sets monetary policy, and may introduce new laws and regulations that may impact a Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in Chinese securities could result in a total loss if these companies are re-nationalized or other regulatory actions are taken by the Chinese government. The Chinese securities markets have a limited operating history and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic and regulatory developments in China and other Asian countries and may experience significant losses in such conditions. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility than more developed securities markets.
Chinese Markets Risk
The Chinese securities markets have a limited operating history and are not as developed as those in the United States. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic and regulatory developments in China and other Asian countries and may experience significant losses in such conditions. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, which may result in a Fund’s shares trading at wider bid-ask spreads and/or premiums and discounts to NAV.
Investments in China may also be subject to any positive or adverse effects of the varying nature of its economic landscape with respect to expropriation and/or nationalization of assets, strengthened or lessened restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
Chinese Currency Risk
The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the Chinese government, the United States, foreign governments, central banks or supranational entities, the imposition of current controls of other national or global political or economic developments. The RMB is currently not a freely convertible currency. The Chinese government places strict regulations on RMB and sets the value of RMB to levels dependent on the value of the U.S. Dollar, but the Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. Dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and may reduce the liquidity of Chinese investments. A Fund’s exposure to Chinese securities and therefore, the RMB, may result in volatility.
Special Risk Considerations Relating to Stock Connect Program
The China Funds’ ability to achieve their investment objective is dependent on the ability of other ETFs and counterparties to invest in A-Shares through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Program”) which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. The Stock Connect Program is subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the other funds’ or
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counterparties’ ability to invest in A-Shares through the Stock Connect Program and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the other ETFs or counterparties are unable to add to or exit their positions. Only certain A-Shares are eligible to be accessed through the Stock Connect Program. Such securities may lose their eligibility at any time, in which case they may no longer be able to be purchased or sold through the Stock Connect Program. Because the Stock Connect Program is still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. In addition, there is no assurance that the necessary systems required to operate the Stock Connect Program will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Stock Connect Program could be disrupted. The Stock Connect Program are subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the participating exchanges will continue to support the Stock Connect Program in the future. Each of the foregoing could restrict the China Funds from selling their investments, adversely affect the value of its holdings and negatively affect the China Funds’ ability to meet shareholder redemptions.
Investments in China A-Shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to risk of default by the broker. Because of the way in which A-Shares are held in the Stock Connect Program, the a fund or counterparty may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchange becomes insolvent. Given that all trades through the Stock Connect Program must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
Special Risk Considerations Relating to RQFII and QFII Investments Risk
The China Funds’ ability to achieve their investment objective is dependent on the ability of other ETFs and counterparties to obtain their QFII or RQFII quota, to the extent that their investment strategy depends on such quota. The China Funds also cannot predict what would occur if general QFII or RQFII quotas were reduced or eliminated. Either circumstance would likely have a material adverse impact on the China Funds through its indirect investments and would likely adversely affect the willingness and ability of potential swap counterparties to engage in swaps with the China Funds that are linked to the performance of A-shares. Additionally, other ETFs may limit or suspend creation unit activity and shares could trade at a significant premium or discount to its NAV and therefore impact the China Funds’ ability to obtain exposure to their underlying indices and the China Funds' ability to achieve their investment objectives or obtain a high correlation to their underlying indices.
Presently, there are a limited number of firms and potential counterparties that have RQFII or QFII status or are willing and able to enter into swap transactions linked to the performance of A-shares. If the China Funds are unable to obtain sufficient leveraged exposure to their underlying indices due to the limited availability of necessary investments or financial instruments, the China Funds could, among other things, as a defensive measure, limit or suspend creation units until the Adviser determines that the requisite exposure to their underlying indices is obtainable. During the period that creation units are suspended, the China Funds could trade at a significant premium or discount to their NAV and could experience substantial redemptions. Alternatively, the China Funds could change their investment objectives, for example, seeking leveraged exposure to track an alternative index focused on Chinese-related stocks other than A-shares or other appropriate investments, or decide to liquidate the China Funds.
Consumer Discretionary Sector Risk
Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Emerging Markets Risk
Securities of companies operating in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading
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volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
European Economic Risk
The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including: Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.
Financials Sector Risk
Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Healthcare Sector Risk
The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.
Industrials Sector Risk
Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending
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budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk
The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Internet Company Industry Risk
The market prices of internet securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, evolving industry standards and frequent new product productions. Internet securities also may be affected adversely by changes in consumer and business purchasing patterns and government regulations. These companies may have high market valuations and may appear less attractive to investors, which may cause sharp decreases in their market prices.
Robotics & Artificial Intelligence Company Risk
Robotics and artificial intelligence companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Robotics and artificial intelligence companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Robotics and artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.
Large-Capitalization Company Risk
Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk
Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Mid-Capitalization Company Risk
Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more-established companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk
Small- and/or mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, there will normally be less publicly available information concerning these securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund, resulting in more volatile performance. They also face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
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Currency Exchange Rate Risk
Changes in foreign currency exchange rates will affect the value of a Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If a Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on a Fund’s NAV.
Depositary Receipt Risk
To the extent a Fund invests in, or has exposure to, foreign companies, investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.
Foreign Securities Risk
Foreign instruments may involve greater risks than domestic instruments. As a result, a Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates, interest rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the United States, and there may be less public information available about foreign companies.
Foreign securities may involve additional risk, including, greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trade patterns, trade barriers, and other protectionists or retaliatory measures.
Geographic Concentration Risk
Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, a Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk
Because a Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current value of an underlying investment and last sale pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.
Adverse Market Conditions Risk
The investment objective of each Fund is to provide performance that correlates to the leveraged performance of an underlying index. A Fund’s performance will suffer when market conditions are adverse to the Fund’s investment objective. For example, if a Fund's underlying index rises on a given day, then a Fund's performance should rise. Conversely, if a Fund's underlying index falls on a given day, then a Fund's performance should also fall.
In addition, because each Fund is leveraged to provide returns equal to 200% of its underlying index, a minor adverse index move should be expected to have a substantial adverse effect on the Fund.
Adviser’s Investment Strategy Risk
The Adviser utilizes a quantitative methodology to select investments for each Fund. Although this methodology is designed to correlate each Fund's daily performance with 200% of the daily performance of its underlying index, there is no assurance that such methodology will be successful and will enable a Fund to achieve its investment objective.
Commodity Pool Registration Risk
Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission (“CFTC”), the Funds are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator and will manage the Funds in accordance with CFTC rules as well as the rules that apply to registered investment companies, which includes registering the Funds as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Funds.
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Cybersecurity Risk
The increased use of technologies, such as the internet, to conduct business increases the operational, information security and related “cyber” risks both directly to a Fund and through its service providers. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers. Unlike many other types of risks faced by a Fund, these risks typically are not covered by insurance. Cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents may include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, causing physical damage to computer or network systems, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Failures or breaches of the electronic systems of a Fund, a Fund’s advisor, distributor, other service providers, counterparties, securities trading venues, or the issuers of securities in which a Fund invests have the ability to cause disruptions and negatively impact a Fund’s business operations, potentially resulting in financial losses to a Fund and its shareholders. Cyber attacks may also interfere with the Fund’s calculation of its NAV, result in the submission of erroneous trades or erroneous creation or redemption orders, and could lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. While a Fund has established business continuity plans, there are inherent limitations in such plans, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, a Fund cannot control the cyber security plans and systems of a Fund’s service providers or issuers of securities in which a Fund invests.
Early Close/Trading Halt Risk
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. For example, there is a risk that sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading at an increasingly large discount to NAV during part of, or all of, the trading day. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Equity Securities Risk
Publicly-issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.
Gain Limitation Risk
Rafferty will attempt to position each Fund’s portfolio to ensure that a Fund does not gain or lose more than 90% of its NAV on a given day. As a consequence, a Fund’s portfolio should not be responsive to underlying index movements of more than 45% in a given day. For example, for a Fund, if its underlying index were to gain 50%, its gains should be limited to a daily gain of 90% (i.e. 200% of 45) rather than 100% (i.e. is 200% of 50%).
High Portfolio Turnover Risk
Daily rebalancing of a Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of a Fund’s shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). A Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of a Fund’s trading. As such, if a Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk
Some securities held by a Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If a Fund is forced to sell an illiquid security at an unfavorable time or price, a Fund may incur a loss. Certain market conditions may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid.
Market illiquidity may cause losses for certain Funds. For these Funds, to the extent that a Fund's underlying index moves adversely, a Fund may be one of many market participants that are attempting to transact in the securities of an underlying index or correlated instruments. Under such circumstances, the market for investments of the underlying index may lack sufficient liquidity for all market participants' trades. Therefore, a Fund may have more
69	Direxion Shares ETF Trust Prospectus

difficulty transacting in securities of the underlying index or correlated investments such as financial instruments and a Fund's transactions could exacerbate the price change of the securities of the underlying index. Additionally, because a Fund is leveraged, a minor adverse change in the value of underlying index should be expected to have a substantial adverse impact on a Fund.
Money Market Instrument Risk
Money market instruments, including money market funds, depositary accounts and repurchase agreements may be used for cash management purposes. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may also be subject to credit risks associated with the instruments in which they invest. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Non-Diversification Risk
A Fund invests a high percentage of its assets in a limited number of securities. A Fund’s NAV and total return may fluctuate more, or fall greater, in times of weaker markets than a diversified mutual fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains or losses on a single investment may have a greater impact on a Fund’s NAV and may make a Fund more volatile than more diversified funds.
Regulatory Risk
Additional legislative or regulatory changes could occur that may materially and adversely affect each Fund. For example, the regulator for the Funds has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of a Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for a Fund.
Securities Lending Risk
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for a Fund. In the event of a large redemption while a Fund has loaned portfolio securities, a Fund may suffer losses (e.g. overdraft fees) if it is unable to recall the securities on loan in time to fulfill the redemption.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. A Fund may have a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or investments that have lower trading volumes.
Market Price Variance Risk. Shares of a Fund that are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at NAV. The market prices of Shares will fluctuate in response to changes in the value of a Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than NAV (a premium) or less than NAV (a discount). There may be times when the market price and the NAV vary significantly and a shareholder may trade shares at a premium or a discount to a Fund’s NAV. A Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a Fund at NAV. There is no guarantee that an active secondary market will develop for Shares of a Fund. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade a Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen and a Fund’s Shares may possibly be subject to trading halts and/or delisting.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the Exchange or markets. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange.
A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from a Fund whose Shares you own. Typically, you will receive other services (e.g., average basis information) only if your broker offers these services.
Direxion Shares ETF Trust Prospectus	70

A Precautionary Note to Purchasers of Creation Units. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, as amended (“1940 Act”) each Fund is a registered investment company, and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of each Fund. Provided, generally, that a Fund’s investments comply with Section 12(d)(1)(A), registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions, including that such investment companies enter into an agreement with a Fund.
The Trust and the Funds have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing Shares of a Fund in amounts that would cause it to exceed the restrictions under Section 12(d)(1) should contact the Trust.
A Precautionary Note Regarding Unusual Circumstances. The Trust can postpone payment of redemption proceeds for any period during which (1) the Exchange is closed other than customary weekend and holiday closings, (2) trading on the Exchange is restricted, as determined by the SEC, (3) any emergency circumstances exist, as determined by the SEC, or (4) the SEC by order permits for the protection of shareholders of a Fund.
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About Your Investment
Share Price of the Funds
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. Because a Fund is exchange traded, the price an individual shareholder will buy or sell Fund shares at will be based on the market price determined by the secondary market, which may be higher or lower than the NAV of a Fund.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
Share price is calculated by dividing a Fund’s net assets by its shares outstanding. In calculating its NAV, each Fund generally values its assets on the basis of market quotations, the last sale or settlement prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day NAV is calculated. If such information is not available for a security held by a Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at fair value estimates by the Adviser under guidelines established by the Board of Trustees. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency. Each Fund also relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in a Fund’s portfolio. The pricing service, its methodology or the threshold may change from time to time. Debt obligations with maturities of 60 days or less are valued at amortized cost.
Fair Value Pricing. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds' pricing service does not provide a valuation for such securities, the Funds' pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since closing prices were established, but before the time as of which a Fund calculates its NAV. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures and will use that market value in the next calculation of NAV.
Rule 12b-1 Fees
The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund may pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No 12b-1 fees are currently authorized to be paid by a Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Frequent Purchases and Redemptions. Rafferty expects a significant portion of the Funds' assets to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (“Authorized Participant Agreement”) with the principal underwriter
Direxion Shares ETF Trust Prospectus	72

and the transfer agent, or purchase through a dealer that has entered into such an agreement. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, each Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses. Transaction fees are imposed as set forth in the table in the SAI.
How to Buy and Sell Shares
Each Fund issues and redeems Shares only in large blocks of 50,000 Shares, called “Creation Units.”
Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Individual Shares of each Fund, once listed for trading on the Exchange, can be bought and sold throughout the trading day like other publicly traded securities. The Funds do not require any minimum investment in such secondary market transactions.
When buying or selling Shares through a broker, investors may incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offer prices in the secondary market. In addition, because secondary market transactions occur at market prices, investors may pay more than NAV when buying Shares, and receive less than NAV when selling Shares.
The Adviser may pay brokers and other financial intermediaries for educational training programs, the development of technology platforms and reporting systems or other administrative services related to a Fund. Ask your salesperson or visit your financial intermediary’s website for more information.
The Funds’ Exchange trading symbols are as follows:
Fund	Symbol
Direxion Daily S&P 500® Bull 2X Shares	SPUU
Direxion Daily Small Cap Bull 2X Shares	SMLL
Direxion Daily CSI 300 China A Share Bull 2X Shares	CHAU
Direxion Daily CSI China Internet Index Bull 2X Shares	CWEB
Direxion Daily MSCI European Financials Bull 2X Shares	EUFL
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Share prices are reported in dollars and cents per Share. For information about acquiring or selling Shares through a secondary market purchase, please contact your broker.
Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” through your brokerage account.
Management of the Funds
Rafferty provides investment management services to the Funds. Rafferty has been managing investment companies since 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of October 31, 2019, the Adviser had approximately $13.7 billion in assets under management.
Pursuant to an investment advisory agreement between the Trust and Rafferty, each Fund pays Rafferty the following fee at an annualized rate based on a percentage of each Fund’s average daily net assets:
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Fund	Advisory Fee Charged
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily Small Cap Bull 2X Shares	0.50%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily MSCI European Financials Bull 2X Shares	0.60%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.60%
For the fiscal year ended October 31, 2019, the Adviser received net management fees as a percentage of average daily net assets from each operational Fund as follows:
Fund	Percentage
Direxion Daily S&P 500® Bull 2X Shares	0.04%
Direxion Daily Small Cap Bull 2X Shares	0.00%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily China Internet Index Bull 2X Shares	0.75%
Direxion Daily MSCI European Financials Bull 2X Shares	0.35%
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Funds is included in the Funds' Annual Report for the period ended October 31, 2019.
Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse each Fund for Other Expenses through September 1, 2021, to the extent that a Fund’s Total Annual Fund Operating Expenses exceed the percentage listed in the table below of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. Solely at Rafferty’s option and discretion, Rafferty may pay, reimburse or otherwise assume one or more of the excluded expenses, in which case such expense will be subject to reimbursement by Rafferty in accordance with the Operating Expense Limitation Agreement. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Fund	Expense Cap
Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily Small Cap Bull 2X Shares	0.60%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.95%
Direxion Daily MSCI European Financials Bull 2X Shares	0.80%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.80%
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”). An investment trading team of Rafferty employees assists the Portfolio Managers in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.
The Funds' Statement of Additional Information ("SAI") provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of securities in the Funds.
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Portfolio Holdings
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.
other service providers
Foreside Fund Services, LLC (“Distributor”) serves as the Funds' distributor. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Funds' administrator. Bank of New York Mellon (“BNYM”) serves as the Funds' transfer agent, fund accountant, custodian and index receipt agent. The Distributor is not affiliated with Rafferty, USBFS, or BNYM.
Distributions
Fund Distributions. Each Fund pays out dividends from its net investment income, and distributes any net capital gains, if any, to its shareholders at least annually. Each Fund is authorized to declare and pay capital gain distributions in additional Shares or in cash. A Fund may have extremely high portfolio turnover, which may cause it to generate significant amounts of taxable income. Each Fund will generally need to distribute net short-term capital gain to satisfy certain tax requirements. As a result of the Funds' high portfolio turnover, they could need to make larger and/or more frequent distributions than traditional ETFs.
Dividend Reinvestment Service. Brokers may make the DTC book-entry dividend reinvestment service (“Reinvestment Service”) available to their customers who are shareholders of a Fund. If the Reinvestment Service is used with respect to a Fund, its distributions of both net income and capital gains will automatically be reinvested in additional and fractional Shares thereof purchased in the secondary market. Without the Reinvestment Service, investors will receive Fund distributions in cash, except as noted above under “Fund Distributions.” To determine whether the Reinvestment Service is available and whether there is a commission or other charge for using the service, consult your broker. Fund shareholders should be aware that brokers may require them to adhere to specific procedures and timetables to use the Reinvestment Service.
Taxes
As with any investment, you should consider the tax consequences of buying, holding, and disposing of Shares. The tax information in this Prospectus is only a general summary of some important federal tax considerations generally affecting a Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to an investment in Shares.
Fund distributions to you and your sale of your Shares will have tax consequences to you unless you hold your Shares through a tax-exempt entity or tax-deferred retirement arrangement, such as an individual retirement account (“IRA”) or 401(k) plan.
Each Fund intends to qualify, or continue to qualify, each taxable year for taxation as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of income dividends or capital gain distributions.
Taxes on Distributions. Dividends from a Fund’s investment company taxable income – generally, the sum of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid – will be taxable to you as ordinary income to the extent of its earnings and profits, whether they are paid in cash or reinvested in additional Shares. However, dividends a Fund pays to you that are attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be taxed to you, if you are an individual, trust, or estate and satisfy those restrictions with respect to your Shares, for federal income tax purposes, at the rates of 15% or 20% for such shareholders with taxable income exceeding certain thresholds (which will be indexed for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations – subject to similar restrictions; however, dividends
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a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. No Fund expects to earn a significant amount of income that would qualify for those maximum rates or that deduction.
Distributions of a Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that it recognizes on sales or exchanges of capital assets (“capital gain distributions”), if any, will be taxable to you as long-term capital gains, at the maximum rates mentioned above if you are an individual, trust, or estate, regardless of your holding period for the Shares on which the distributions are paid and regardless of whether they are paid in cash or reinvested in additional Shares. A Fund’s capital gain distributions may vary considerably from one year to the next as a result of its investment activities and cash flows and the performance of the markets in which it invests. No Fund expects to earn a significant amount of net capital gain.
Distributions in excess of a Fund’s current and accumulated earnings and profits, if any, first will reduce your adjusted tax basis in your Shares in the Fund and, after that basis is reduced to zero, will constitute capital gain. That capital gain will be long-term capital gain, and thus will be taxed at the maximum rates mentioned above if you are an individual, trust, or estate if the distributions are attributable to Shares you held for more than one year.
Investors should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Shares shortly before the record date therefor, they will pay full price for the Shares and receive some part of the purchase price back as a taxable distribution even though it represents a partial return of invested capital.
In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.
Because of the possibility of high portfolio turnover, the Funds may generate significant amounts of taxable income. Accordingly, the Funds may need to make larger and/or more frequent distributions than traditional unleveraged ETFs. A substantial portion of that income typically will be short-term capital gain, which will generally be treated as ordinary income when distributed to shareholders.
Fund distributions to tax-deferred or qualified plans, such as an IRA, retirement plan or pension plan, generally will not be taxable. However, distributions from such plans will be taxable to the individual participant notwithstanding the character of the income earned by the qualified plan. Please consult a tax adviser for a more complete explanation of the federal, state, local and foreign tax consequences of investing in a Fund through such a plan.
Taxes When Shares are Sold. Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year, taxable at the maximum rates (15% or 20%) mentioned above if you are an individual, trust, or estate; otherwise, the gain will be treated as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of capital gain distributions, if any, received with respect to those Shares. In addition, all or a portion of any loss recognized on a sale or exchange of Shares of a Fund will be disallowed to the extent other Shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of the sale or exchange; in that event, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.
Holders of Creation Units. A person who purchases Shares of a Fund by exchanging securities for a Creation Unit generally will recognize capital gain or loss equal to the difference between the market value of the Creation Unit and the person’s aggregate basis in the exchanged securities, adjusted for any Balancing Amount paid or received. A shareholder who redeems a Creation Unit generally will recognize gain or loss to the same extent and in the same manner as described in the immediately preceding paragraph.
Miscellaneous. Backup Withholding. A Fund must withhold and remit to the U.S. Treasury 24% of dividends and capital gain distributions otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the social security or other taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
Additional Tax. An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays and net gains realized on the sale or redemption of Shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Basis Determination. A shareholder who wants to use the average basis method for determining basis in Shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic) with the
Direxion Shares ETF Trust Prospectus	76

broker through which he or she purchased the Shares. A shareholder who wishes to use a different IRS-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Fund shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.
You may also be subject to state and local taxes on Fund distributions and dispositions of Shares.
Non-U.S. Shareholders. “A “non-U.S. shareholder” is an investor that, for federal tax purposes, is a nonresident alien individual, a foreign corporation or a foreign estate or trust. Except where discussed otherwise, the following disclosure assumes that a non-U.S. shareholder’s ownership of Shares is not effectively connected with a trade or business conducted by such non-U.S. shareholder in the United States and does not address non-U.S. shareholders who are present in the United States for 183 days or more during the taxable year. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Withholding. Dividends paid by a Fund to non-U.S. shareholders will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income (other than “qualified interest income” or “qualified short-term capital gains,” as described below). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation’s earnings and profits attributable to such dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. See the discussion of backup withholding under “Miscellaneous” above.
Exemptions from Withholding. In general, federal income tax will not apply to gain realized on the sale or other disposition of Shares or to any Fund distributions reported as capital gain dividends, short-term capital gain dividends, or interest-related dividends.
“ Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” a Fund realizes (generally, the excess of a Fund’s net short-term capital gain over long-term capital loss for a taxable year, computed with certain adjustments). “Interest-related dividends” are dividends that are attributable to “qualified net interest income” from U.S. sources. Depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as short-term capital gain dividends and interest-related dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for the exemption, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as a short-term capital gain dividend or an interest-related dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. As discussed more fully in the Funds' SAI under “Taxes,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. Non-U.S. shareholders should consult their own tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
More information about taxes is available in the Funds' SAI.
Additional Information
The Trust enters into contractual arrangements with various parties, which may include, among others, the Funds' investment adviser, custodian, and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
77	Direxion Shares ETF Trust Prospectus

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index Licensors
CSI Indices. The CSI 300 Index and the CSI Overseas China Internet Index are calculated by China Securities Index Company (“CSI”). CSI does not make any warranties, express or implied, to any of their customers or anyone else regarding the accuracy or completeness of any data related to the CSI Indices. All information is provided for informational purposes only. CSI accepts no liability for any errors or any loss arising from the use of information.
Indxx Indices. “Indxx” is a service mark of Indxx and has been licensed for use for certain purposes by the Adviser. The Direxion Daily Robotics & Artificial Intelligence Bull 2X Shares and the Direxion Daily Preferred Stock Bull 2X Shares (the “Indxx Funds”) are not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the Indxx Funds or any member of the public regarding the advisability of investing in securities generally or in the Indxx Funds particularly. Indxx has no obligation to take the needs of the Adviser or the shareholders of the Indxx Funds into consideration in determining, composing or calculating the Indxx Global Robotics and Artificial Intelligence Thematic Index and the Indxx US High Yield, Low Volatility Preferred Stock Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the Indxx Fund shares to be issued or in the determination or calculation of the equation by which the Indxx Fund shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Indxx Funds.
MSCI Index. The underlying index for the Direxion Daily MSCI European Financials Bull 2X Shares is the MSCI Europe Financials Index. The Fund are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the “MSCI Parties”). The MSCI Index is the exclusive property of MSCI. MSCI and the MSCI Index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Index which are determined, composed and calculated by MSCI without regard to the Fund or the issuer or shareholders of the Fund or any other person or entity into consideration in determining, composing or calculating the MSCI Index. None of the MSCI Parties are responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by or the consideration into which the Fund is/are redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the Fund or any other person or entity in connection with the administration, marketing or offering of the Fund.
Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Index from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the Fund, shareholders of the Fund, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of, or in connection with, any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to the MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Russell Indices. The Direxion Daily Small Cap Bull 2X Shares are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Direxion Daily Small Cap Bull 2X Shares or any member of the public regarding the advisability of investing in securities generally or in the Direxion Daily Small Cap Bull 2X Shares particularly or the ability of the Russell 2000® Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000® Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000® Index is based. Russell’s only relationship to the Trust is the licensing of certain trademarks and trade names of Russell and of the Russell 2000® Index which is determined, composed and calculated by Russell without regard to the Trust or Direxion Daily
Direxion Shares ETF Trust Prospectus	78

Small Cap Bull 2X Shares. Russell is not responsible for and has not reviewed the Trust or Direxion Daily Small Cap Bull 2X Shares nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Direxion Daily Small Cap Bull 2X Shares.
RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE Russell 2000® Index OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OF IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, INVESTORS, OWNERS OF THE Direxion Daily Small Cap Bull 2X Shares, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Russell 2000® Index OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Russell 2000® Index OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Standard and Poor’s Index. The S&P 500® Index (the “S&P Index”) is/are products of S&P Dow Jones Indices LLC (“SPDJI”), and has/have been licensed for use by the Trust. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Trust with respect to the S&P Index is the licensing of such Index(es) and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P Index is/are determined, composed and calculated by S&P Dow Jones Indices without regard to the Trust or the Fund. S&P Dow Jones Indices have no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products based on the S&P 500 Index and other S&P proprietary indices unrelated to the Fund currently being issued by the Trust, but which may be similar to and competitive with the Fund. CME Group Inc. is an indirect shareholder of S&P Dow Jones Indices LLC.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
79	Direxion Shares ETF Trust Prospectus

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of the Funds listed below for the periods indicated. The information set forth below was audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, is included in the Annual shareholder report, which are available upon request and incorporated by reference into the Funds’ SAI. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
No financial information is available for the Direxion Daily MSCI China A Bull 2X Shares, Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares, and the Direxion Daily Preferred Stock Bull 2X Shares because those Funds had not commenced operations prior to October 31, 2019.

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
Direxion Daily CSI 300 China A Share Bull 2X Shares
For the Year Ended October 31, 2019	$15.95	0.14	0.19	5.56	5.70	(0.15)	–	–	(0.15)	$21.50
For the Year Ended October 31, 2018	$28.60	0.17	0.19	(12.76)	(12.59)	(0.06)	–	–	(0.06)	$15.95
For the Year Ended October 31, 2017	$18.53	(0.08)	(0.06)	10.15	10.07	–	–	–	–	$28.60
For the Year Ended October 31, 2016	$21.71	(0.15)	(0.15)	(3.03)	(3.18)	–	–	–	–	$18.53
For the Period April 16, 2015[8] through October 31, 2015	$40.00	(0.13)	(0.13)	(18.16)	(18.29)	–	–	–	–	$21.71
Direxion Daily CSI China Internet Index Bull 2X Shares
For the Year Ended October 31, 2019	$22.70	0.18	0.20	1.50	1.68	(0.19)	–	–	(0.19)	$24.19
For the Year Ended October 31, 2018	$49.07	0.22	0.28	(24.87)	(24.65)	(0.20)	(1.52)	–	(1.72)	$22.70
For the Period November 2, 2016[8] through October 31, 2017	$25.00	(0.21)	(0.21)	24.28	24.07	–	–	–	–	$49.07
Direxion Daily MSCI European Financials Bull 2X Shares
For the Year Ended October 31, 2019	$28.40	0.99	1.01	(0.18)	0.81	(1.04)	–	(0.00)[9]	(1.04)	$28.17
For the Year Ended October 31, 2018	$48.15	0.84	0.84	(15.85)	(15.01)	(1.70)	(3.04)	–	(4.74)	$28.40
For the Year Ended October 31, 2017	$30.35	0.42	0.43	20.17	20.59	–	(2.79)	–	(2.79)	$48.15
For the Period July 27, 2016[8] through October 31, 2016	$25.00	(0.04)	(0.04)	5.39	5.35	–	–	–	–	$30.35
Direxion Daily S&P 500® Bull 2X Shares
For the Year Ended October 31, 2019	$48.89	0.96	0.98	10.36	11.32	(0.93)	–	–	(0.93)	$59.28
For the Year Ended October 31, 2018	$46.22	0.89	0.98	4.02	4.91	(0.87)	(1.37)	–	(2.24)	$48.89
For the Year Ended October 31, 2017	$36.00	0.17	0.30	16.07	16.24	(0.08)	(5.94)	–	(6.02)	$46.22
For the Year Ended October 31, 2016	$34.19	(0.15)	(0.14)	1.96	1.81	–	–	–	–	$36.00
For the Year Ended October 31, 2015	$33.58	(0.21)	(0.21)	2.28	2.07	(0.50)	(0.96)	–	(1.46)	$34.19
Direxion Daily Small Cap Bull 2X Shares
For the Year Ended October 31, 2019	$45.85	0.35	0.41	0.92	1.27	(0.43)	–	–	(0.43)	$46.69
For the Year Ended October 31, 2018	$48.57	0.49	0.64	(0.33)	0.16	(0.56)	(2.32)	–	(2.88)	$45.85
For the Year Ended October 31, 2017	$30.66	0.11	0.13	17.80	17.91	–	–	–	–	$48.57
For the Year Ended October 31, 2016	$30.51	(0.03)	(0.02)	1.13	1.10	–	(0.95)	–	(0.95)	$30.66
For the Year Ended October 31, 2015	$31.73	(0.17)	(0.16)	(0.65)	(0.82)	–	(0.40)	–	(0.40)	$30.51
Direxion Shares ETF Trust Prospectus	80

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[5]
	Total Return[4]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily CSI 300 China A Share Bull 2X Shares
For the Year Ended October 31, 2019	35.87%	$127,897	1.20%	1.17%	0.69%	0.95%	0.92%	0.94%	0%
For the Year Ended October 31, 2018	(44.05)%	$ 76,552	1.05%	1.03%	0.68%	0.95%	0.93%	0.78%	339%
For the Year Ended October 31, 2017	54.34%	$ 70,078	1.03%	1.05%	(0.36)%	0.95%	0.97%	(0.28)%	1747%
For the Year Ended October 31, 2016	(14.65)%	$ 60,228	0.96%	1.01%	(0.81)%	0.95%	1.00%	(0.80)%	2606%
For the Period April 16, 2015[8] through October 31, 2015	(45.73)%	$ 62,968	0.95%	1.09%	(0.93)%	0.95%	1.09%	(0.93)%	1592%
Direxion Daily CSI China Internet Index Bull 2X Shares
For the Year Ended October 31, 2019	7.53%	$ 53,219	1.03%	1.03%	0.74%	0.94%	0.94%	0.83%	13%
For the Year Ended October 31, 2018	(52.04)%	$ 49,937	1.06%	1.03%	0.46%	0.95%	0.92%	0.57%	189%
For the Period November 2, 2016[8] through October 31, 2017	96.28%	$ 85,879	0.97%	1.13%	(0.48)%	0.95%	1.11%	(0.46)%	0%
Direxion Daily MSCI European Financials Bull 2X Shares
For the Year Ended October 31, 2019	3.20%	$ 7,043	0.84%	1.09%	3.66%	0.80%	1.05%	3.70%	14%
For the Year Ended October 31, 2018	(34.53)%	$ 7,100	0.80%	1.14%	2.14%	0.80%	1.14%	2.14%	38%
For the Year Ended October 31, 2017	72.58%	$ 9,630	0.82%	1.30%	1.02%	0.80%	1.28%	1.04%	190%
For the Period July 27, 2016[8] through October 31, 2016	21.40%	$ 3,035	0.80%	3.32%	(0.59)%	0.80%	3.32%	(0.59)%	0%
Direxion Daily S&P 500® Bull 2X Shares
For the Year Ended October 31, 2019	23.64%	$ 10,861	0.51%	0.97%	1.85%	0.47% [10]	0.93%	1.89%	75%
For the Year Ended October 31, 2018	10.13%	$ 6,514	0.18%	1.24%	1.71%	0.00% [10]	1.06%	1.89%	59%
For the Year Ended October 31, 2017	48.62%	$ 3,847	0.82%	1.87%	0.40%	0.49%	1.54%	0.73%	363%
For the Year Ended October 31, 2016	5.29%	$ 2,996	0.64%	1.33%	(0.44)%	0.60%	1.29%	(0.40)%	419%
For the Year Ended October 31, 2015	6.81%	$ 11,394	0.60%	0.92%	(0.59)%	0.60%	0.92%	(0.59)%	208%
Direxion Daily Small Cap Bull 2X Shares
For the Year Ended October 31, 2019	2.97%	$ 3,112	0.59%	1.55%	0.78%	0.46% [10]	1.42%	0.91%	43%
For the Year Ended October 31, 2018	(0.89)%	$ 3,055	0.28%	2.14%	0.92%	0.00% [10]	1.86%	1.20%	119%
For the Year Ended October 31, 2017	58.41%	$ 3,237	0.54%	2.63%	0.26%	0.49%	2.58%	0.31%	109%
For the Year Ended October 31, 2016	3.79%	$ 2,044	0.63%	3.47%	(0.09)%	0.60%	3.44%	(0.06)%	0%
For the Year Ended October 31, 2015	(2.54)%	$ 2,033	0.61%	1.52%	(0.49)%	0.60%	1.51%	(0.48)%	289%
[1]	Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.
[3]	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.
[4]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.
[5]	For periods less than a year, these ratios are annualized.
[6]	Net expenses include effects of any reimbursement/waiver or recoupment.
[7]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.
[8]	Commencement of operations.
[9]	Amount is less than $0.005.
[10]	This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver, the net expense ratio would have been 0.60%.
81	Direxion Shares ETF Trust Prospectus

Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
More Information on the Direxion Shares ETF Trust
Statement of Additional Information (“SAI”):
The Funds' SAI contains more information on each Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Funds' reports will provide additional information on the Funds' investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period.
To Obtain the SAI or Fund Reports Free of Charge:
Write to:	Direxion Shares ETF Trust
1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File Number: 811-22201

Direxion Shares ETF Trust
Statement of Additional Information
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
The Direxion Shares ETF Trust (“Trust”) is an investment company that offers shares of a variety of exchange-traded funds to the public. The shares of the funds offered in this Statement of Additional Information (“SAI”) are, or upon commencement of operations will be, listed and traded on the NYSE Arca, Inc. This SAI relates to the funds listed below (each, a “Fund” and collectively, the “Funds”).
2X BULL FUNDS
Direxion Daily S&P 500® Bull 2X Shares (SPUU)
Direxion Daily Small Cap Bull 2X Shares (SMLL)
Direxion Daily CSI 300 China A Share Bull 2X Shares (CHAU)
Direxion Daily CSI China Internet Index Bull 2X Shares (CWEB)
Direxion Daily MSCI European Financials Bull 2X Shares (EUFL)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
The Funds seek daily leveraged investment results and are intended to be used as a short-term trading vehicle. The Funds attempt to provide daily investment results that correspond to two times the performance of an underlying index.
The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)	The Funds pursue a daily leveraged investment objective, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of their underlying index.
(2)	The pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index may affect a Fund’s return as much as, or more than, the return of the underlying index. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying index for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)	understand the risks associated with the use of leverage;
(b)	understand the consequences of seeking daily leveraged investment results; and
(c)	intend to actively monitor and manage their investments.
Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
If a Fund’s underlying index moves more than 50% on a given trading day in a direction adverse to a Fund, a Fund’s investors would lose all of their money. The Funds' investment adviser, Rafferty Asset Management, LLC, will attempt to position a Fund’s portfolio to ensure that a Fund does not gain or lose more than 90% of its net asset value on a given trading day. As a consequence, a Fund’s portfolio should not be responsive to underlying index movements beyond 45% on a given trading day, whether that movement is favorable or adverse to a Fund. For example, if a Fund’s underlying index was to gain 50% on a given trading day, the Fund should be limited to a gain of 90% for that day, which corresponds to 200% of an underlying index gain of 45%, rather than 200% of an underlying index gain of 50%.

This SAI, dated February 28, 2020, is not a prospectus. It should be read in conjunction with the Funds' prospectus dated February 28, 2020 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.
February 28, 2020

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Direxion Shares ETF Trust
The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 124 separate series or “Funds.”
The Direxion Daily CSI 300 China A Share Bull 2X Shares and the Direxion Daily CSI Internet Index Bull 2X Shares are collectively referred to as the “China Funds.”
The Funds seek to provide daily leveraged investment results, before fees and expenses, which correspond to 200% of the performance of an underlying index. If, on a given day, the underlying index gains 1%, the Funds are designed to gain approximately 2% (which is equal to 200% of the 1% index gain). Conversely, if the underlying index loses 1% on a given day, the Funds are designed to lose approximately 2% (which is equal to 200% of the 1% index loss). The Funds seek inverse investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day—which should not be equated with seeking an inverse investment objective for any other period. The Funds are designed as short-term trading vehicles. The Funds are intended to be used by investors who intend to actively monitor and manage their portfolios.
Shares of each Fund (“Shares”) are issued and redeemed only in large blocks called “Creation Units.” The Shares offered in this SAI are, or upon commencement of operations will be, listed and traded on the NYSE Arca, Inc. (the “Exchange). Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares, as discussed in the “Purchases and Redemptions” section below.
The Funds seek daily leveraged investment results and are subject to compounding and market volatility risks. The Funds are intended to be used as short-term trading vehicles. As such, the Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:
(1) Each Fund pursues a daily leveraged investment objective, which means that the Funds are riskier than alternatives that do not use leverage because each Fund magnifies the performance of its underlying index.
(2) The pursuit of daily leveraged investment objectives means that the return of a Fund for a period different than a trading day will be the product of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index may affect a Fund’s return as much or more than the return of the underlying index. Further, the return for investors that invest for a period different than a full trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying index for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a) understand the risks associated with the use of leverage;
(b) understand the consequences of seeking daily leveraged investment results; and
(c) intend to actively monitor and manage their investments.
Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds. There is no assurance that any of the Funds offered in this SAI will achieve its daily leveraged objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
If a Fund’s underlying index moves more than 50% on a given trading day in a direction adverse to the Fund, the Fund’s investors would lose all of their money. Rafferty will attempt to position each Fund’s portfolio to ensure that a Fund does not gain or lose more than 90% of its net asset value (“NAV”) on a given trading day. As a consequence, a Fund’s portfolio should not be responsive to underlying index movements beyond 45% on a given trading day, whether that movement is favorable or adverse to the Fund. For example, if a Fund’s underlying index was to gain 50% on a given trading day, that Fund should be limited to a gain of 90% for that day, which corresponds to 200% of an underlying index gain of 45%, rather than 200% of an underlying index gain of 50%.
Classification of the Funds
Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that
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a Fund assumes large positions in the securities of a small number of issuers, the Fund’s NAV may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.
Exchange Listing and Trading
The Shares are, or upon commencement of operations will be, listed and traded on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) the value of the underlying index is no longer calculated or available; (iii) a Fund's underlying index no longer meets various liquidity and other metrics as required by the Exchange’s continued listing standards; or (iv)such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
As is the case with other publicly listed securities, when Shares of a Fund are bought or sold through a broker, an investor may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund or an investor’s equity interest in a Fund.
The trading prices of each Fund’s shares in the secondary market generally differ from each Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Rafferty Asset Management, LLC ("Rafferty" or "Adviser") may, from time to time, make payments to certain market makers in the Trust’s shares pursuant to an Exchange authorized program.
In order to provide additional information regarding the value of Shares of a Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for each Fund. Each Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of a Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, nor responsible for, the calculation or dissemination of the IOPV and make no representations or warranty as to its accuracy.
Investment Policies and Techniques
Each Fund seeks investment results that correspond to the performance of an underlying index, before fees and expenses, as follows:
Fund	Underlying Index
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index
Direxion Daily Small Cap Bull 2X Shares	Russell 2000® Index
Direxion Daily CSI 300 China A Share Bull 2X Shares	CSI 300 Index
Direxion Daily CSI China Internet Index Bull 2X Shares	CSI Overseas China Internet Index
Direxion Daily MSCI European Financials Bull 2X Shares	MSCI Europe Financials Index
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Indxx Global Robotics and Artificial Intelligence Thematic Index
Each Fund’s investment objective is a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval.
Subject to the limitations described in the “Investment Restrictions” section, each Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s investment objective.
This section provides a description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in an exchange-traded fund ("ETF") is that its returns will fluctuate and you could lose money.
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Asset-Backed Securities
A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Bank Obligations
Money Market Instruments. A Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). A Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.
A Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.
Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.
Corporate Debt Securities
A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
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Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance.
On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Also in 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
The Federal Reserve Bank of New York began publishing SOFR in April 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress.
Various financial industry groups have begun planning for the transition from LIBOR to SOFR (or another new benchmark), but there are obstacles to converting certain longer term securities and transactions. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Among other negative consequences, the transition away from LIBOR could:
•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives in which a Fund may invest;
•	Require extensive negotiations of and/or amendments to agreements and other documentation governing LIBOR-linked investments products;
•	Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fall back” provisions that provide for an alternative reference rate in the event of LIBOR’s unavailability; or
•	Cause a Fund to incur additional costs in relation to any of the above factors.
The risks associated with the above factors are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market and the depth of the market for investments based on alternative reference rates. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
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Equity Securities
Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.
Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.
Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Foreign Securities
A Fund may have both direct and indirect exposure to foreign securities through investments in publicly traded securities such as stocks and bonds, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of the imposition of exchange controls. The prices of such securities may be more volatile than those of U.S. securities. There maybe also be the possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting currencies in connection with purchases and sales of foreign securities.
Non-U.S. stocks markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic
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equity funds. Fluctuations in exchanges rates may also affect the earning power and asset value of the foreign entity issuing a security, even on denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing, but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Asia-Pacific Countries. In addition to the risks associated with foreign and emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well-capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on a Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in a Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain
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assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation, a rising unemployment rate, and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption. For example, the Brazilian Federal Police conducted a criminal investigation into corruption allegations, known as Operation Car Wash, which led to charges against high level politicians and corporate executives and resulted in substantial fines for some of Brazil’s largest companies. This has had a widespread political and economic impact and may continue to affect negatively the country and the reputation of Brazilian companies connected with the investigation, and therefore, the trading price of securities issued by those companies. While the economy of Brazil has enjoyed substantial economic growth in recent years, there can be no guarantee that this growth will continue.
China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; (vii) differences in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers; and (viii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism.
For over three decades, the Chinese government has been reforming economic and market practice and has been providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possible return to the completely centrally planned economy that existed prior to 1978. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. These and other factors may decrease the value and liquidity of a Fund's investments. The Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration of global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market.
There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with significant operations in China as well as PCAOB-registered auditing firms in China. Currently, the SEC and PCAOB are only able to get limited information about these auditing firms
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and are restricted from inspecting the audit work and practices of registered accountants in China. These restrictions may result in the unavailability of material information about the Chinese issuers.
In January 2020, in response to the ongoing “trade war,” the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time.
China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted other than through licenses granted by the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses. Each license permits investment in A-shares only up to a specified quota.
Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The nature and duration of such a market disruption or the impact that it may have on the A-Share market are unknown. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.
The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a Fund’s intended scope of investment.
The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.
Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading.
Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are
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obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the EU (referred to as “Brexit”). The referendum introduced significant uncertainties and instability in the financial markets as the UK negotiated its exit from the EU. The UK officially left the EU on January 31, 2020, with a transitional period set to end on December 31, 2020. During this period, the UK effectively remains in the EU’s custom union and single market and continues to obey EU rules. However, the UK is no longer part of the political institutions. The effects of Brexit will depend on any agreement the UK makes to retain access to the EU Common Market either during the transitional period or more permanently and whether the UK enters into any trade deals with other countries, such as the United States. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may negatively affect the City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit would likely create additional economic stresses for the UK, including the potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment.
Brexit may also have a destabilizing impact on the EU to the extent that other member states similarly seek to withdraw from the EU. Any further exits from the EU would likely cause additional market disruptions globally and introduce new legal and regulatory uncertainties.
India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by a Fund. The securities markets in India are comparatively underdeveloped with some exceptions and consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. The limited liquidity of the Indian securities market may also affect a Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track its underlying index.
The Indian government exercises significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objectives of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of a Fund’s portfolio and result in extreme volatility in the prices of Indian securities. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss for a Fund.
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Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before a Fund can make investments in Indian companies. Foreign investors in India still face burdensome taxes on investments in income producing securities.
While the Indian economy has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, a Fund’s holdings are expected to experience correlated fluctuations. Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy. Agriculture occupies a prominent position in the Indian economy, therefore, it may be negatively affected by adverse weather conditions and the effects of global climate change. These and other factors may decrease the value and liquidity of a Fund's investments.
Italy. Investment in Italian issuers involves risks that are specific to Italy, including, regulatory, political, currency, and economic risks. Italy’s economy is dependent upon external trade with other economies—specifically Germany, France and other Western European developed countries. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the EU and could potentially lead to default. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. Italy has been warned by the Economic and Monetary Union of the EU to reduce its public spending and debt and actions by Italy to cut spending or increase taxes in response could have significant adverse effects on the Italian economy. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating and could decrease outside investment in Italian companies. High amounts of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.
Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. In December 2019, Japan’s government approved a fiscal stimulus package of nearly $120 billion in order to stimulate its slowing economy, which has been negatively affected by decreased demand from China and by recent political conflicts with South Korea. Japan is heavily dependent on exports and foreign oil and may be adversely affected by higher commodity prices, trade tariffs, protectionist measures, competition from emerging economies, and the economic conditions of its trading partners, such as China. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. The risks of natural disaster of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor markets may negatively impact Japan’s economic competitiveness.
South Korea. South Korean investments may be significantly affected by events influencing its economy, which is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchanges rates and government regulation, and vulnerable to downturns of the world economy, particularly with respects to its four largest export markets (the EU, Japan, United States, and China). South Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. The South Korean economy’s long-term challenges include an aging population, inflexible labor market, and overdependence on exports to drive economic growth. Relations with North Korea could also have as significant impact on the economy of South Korea. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Armed conflict between North Korea and South Korea could have a severe adverse impact on the South Korean economy and its securities markets.
Latin America. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. The governments
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of certain countries in Latin America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Latin America. Some countries in Latin America may be affected by public corruption and crime, including organized crime. Certain countries in Latin America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Latin America in which a Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund may be adversely affected if it invests in such issuers. Certain Latin American countries may also have managed currencies, which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. Dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Mexico. Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, and economic risks. In the past, Mexico has experienced high interest rates, economic volatility, significant devaluation of its currency (the peso), and high unemployment rates. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Additionally, a high level of foreign investment in Mexican assets may increase Mexico’s exposure to risks associated with changes in international investor sentiment. In 2018, the United States, Mexico and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces the current North American Free Trade Agreement among the three countries. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canada Parliament for implementation. The adoption of USMCA may have a significant impact on Mexico’s economy and, consequently, the value of the securities held by a Fund.
The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic component of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. Because commodities such as oil and gas, minerals and metals represent a large portion of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. Mexico’s economy has also become increasingly manufacturing-oriented. Because Mexico’s top export is automotive vehicles, its economy is strongly tied to the U.S. automotive market, and changes to certain segments in the U.S. market could have an impact on the Mexican economy. The automotive industry and other industrial products can be highly cyclical, and companies in these industries may suffer periodic operating losses. These industries can also be significantly affected by labor relations and fluctuating component prices. The agricultural and mining sectors of Mexico’s economy also account for a large portion of its exports, and Mexico is susceptible to fluctuations in the price and demand for agricultural products and natural resources. In addition, Mexico has privatized or has begun the process of privatization of certain entities and industries, and some investors have suffered losses due to the inability of the newly privatized entities to adjust to a competitive environment and changing regulatory standards.
Mexico has been destabilized by local insurrections, social upheavals and drug-related violence. Additionally, violence near border areas, border-related political disputes, and other social upheaval may lead to strained international relations. Mexico has also experienced contentious and very closely decided elections. Changes in political parties and other political events may affect the economy and contribute to additional instability. Recurrence of these or similar conditions may adversely impact the Mexican economy.
Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political, economic, and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990
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during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western business investment continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to a Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Funds.
As a result of continuing political tensions and armed conflicts, including the conflict between Ukraine and Russia, the United States and the EU imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s investments.
Depositary Receipts
To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depository receipts are receipts, typically issued by a financial institution, with evidence of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S. a Fund may avoid certain risks related to investing in foreign securities in non-U.S. markets, however, ADRs do not eliminate all risks inherent in investing in the securities of foreign issuers.
EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities, in which a Fund may invest. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.
Foreign Currencies
A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
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Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.
The value of a Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, a Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.
Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Futures Contracts, Options, and Other Derivative Strategies” section below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, a Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security.
A Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify, or continue to qualify, as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). See “Dividends, Other Distributions and Taxes.”
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Each Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a commodity pool operator (“CPO”).
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although a Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.
Risks of currency forward contracts. The successful use of these transactions will usually depend on the Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by a Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in
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U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Hybrid Instruments
A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an
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oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Illiquid Investments and Restricted Securities
Each Fund may purchase and hold illiquid investments. A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid.
The term “illiquid investments” for this purpose means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Rafferty, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under a Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, Rafferty will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with a Fund’s liquidity risk management program.
A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”), or Rafferty, under Board-approved guidelines, has determined are liquid. Each Fund currently does not anticipate investing in such restricted securities. However, to the extent that a Fund does invest in such restricted securities, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund could adversely affect the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.
Indexed Securities
A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying
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instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.
Inflation Protected Securities
Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. A Fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
Junk Bonds
A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”
Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their
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rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.
Mortgage-Backed Securities
A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by FHLMC are guaranteed as to timely payment of principal and interest only by FHLMC.
The Federal Housing Finance Agency (“FHFA”) mandated that Fannie Mae® and Freddie Mac® cease issuing their own mortgage-backed securities and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS" in 2019. Each UMBS has a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS issued by Ginnie Mae®, which are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily, or entirely, of principal payments generally is unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-sponsored entities are guaranteed as to the payment
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of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Municipal Obligations
A Fund may invest in municipal obligations. Municipal securities are fixed-income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax exempt securities are generally classified by their source of payment. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.
Futures Contracts, Options, and Other Derivative Strategies
Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (“reference assets”) and may relate to stocks bonds, interest rates, credit currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain long or short exposure to the value of a reference asset without actually owning or selling the instrument. Examples of derivative instruments include futures contracts, swap agreements, options, options on futures contracts and forward currently contracts.
Each Fund may enter into derivatives instruments which may include futures contracts, forward contracts, options on currencies, commodities, indices, or futures contracts and swaps which provide long and short exposure to reference assets. Derivatives may be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests in non-derivative instruments. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
The use of derivative instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition, a Fund’s ability to use derivative instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”
Under current CFTC regulations, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Accordingly, each Fund has registered, or will register prior to commencement of operations, as a commodity pool, and the Adviser has registered as a CPO, with the National Futures Association.
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operation and/or change the competitive landscape. In this regard, any further amendment to the Commodity Exchange Act or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivative transactions and/or increase the costs of such derivative transactions such that a Fund may be unable to implement its investment strategy.
In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with derivative instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivative instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
Special Risks. The use of derivative instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular derivative instruments are described in the sections that follow.
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(1) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(2) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.
(3) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.
Cover. Transactions using derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, the Bank of New York Mellon ("BNYM"), in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Futures Contracts. A Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts as a substitute for a comparable market position in the underlying security or index, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.
Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.
The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Certain futures contracts are cash-settled, meaning the futures contract obligates the seller to deliver (and purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
Whether a Fund realizes a gain/loss from futures activities depends generally upon the movements in the underlying reference asset (generally a commodity, currency, security or index). The extent of a Fund’s loss from an unhedged short position in a futures contract is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment.
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Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to, or greater than, the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to a Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.
Risks of futures contracts. A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. A Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. If a Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
A purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract. There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.
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Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Forward Contracts. Each Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and may have terms greater than seven days, forward contracts may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® and other exchanges, as well as the OTC markets.
By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying
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a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Composite Stock Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
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OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options on Futures Contracts. When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade.
Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Options on Futures Contracts. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Caps, Floors and Collars
A Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always, a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially, or entirely, offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. A Fund may be both a buyer and seller of these instruments. In addition, a Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.
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Other Investment Companies
Each Fund may invest in the securities of other investment companies, including open- and closed-end funds and ETFs. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations.
Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock.
Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) and (B) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Funds' shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by a Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Also, to the extent that an ETF has exemptive relief under Section 12(d)(1)(J), a Fund may rely on that exemptive relief to exceed the limits imposed by Section 12(d)(1)(A).
Shares of another investment company or ETF that has received exemptive relief from the SEC to permit other funds to invest in its shares without these limitations are excluded from such restrictions to the extent that a Fund has complied with the requirements of such orders. To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.
Exchange-Traded Products. Each Fund may invest in Exchange Traded Products (“ETPs”), which include ETFs, partnerships, commodity pools or trusts that are bought and sold on a securities exchange. ETPs and ETNs trade like stocks on a securities exchange at market price rather than NAV and, as a result, ETP and ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund may also invest in exchange-traded notes (“ETNs”), which are structured debt securities, whereby the issuer of the ETN promises to pay ETN holders the return on an index or market segment over a certain period of time and then return the principal of the investment at maturity. Whereas ETPs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Therefore, ETNs are subject to the credit risk of the issuer of the ETN, which is different than other ETPs. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Most ETPs and ETNs are designed to track a particular market segment or index, although an ETP or ETN may be actively managed. ETPs and ETNs share expenses associated with their operation, typically including advisory fees and other management expenses. When a Fund invests in an ETP or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETP’s or ETN’s expenses. ETPs and ETNs trade like stocks on a securities exchange at market prices rather than NAV and as a result ETP or ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The risks of owning an ETP or ETN generally reflect the risks of owning the underlying securities the ETP or ETN is designed to track, although lack of liquidity in an ETP or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETP or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETP or ETN.
Additionally, a Fund may invest in swap agreements referencing ETFs. If a Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the same index as a Fund.
Money Market Funds. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In October 2016, the SEC implemented amendments to money market fund regulations (“Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all
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other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also implemented additional diversification, stress testing, and disclosure measures. The Amendments represented significant departures from the traditional operation of money market funds. Any impact on the trading and value of money market instruments may negatively affect a Fund’s yield and return potential.
Real Estate Companies
A Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or have at least 50% of their respective assets in such real estate. Such investments include common stocks (including real estate investment trust shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.
Real Estate Investment Trusts (“REITs”)
A Fund may make investments in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Repurchase Agreements
A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.
A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.
Reverse Repurchase Agreements
A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase
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agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.
Securities Lending
Each Fund may lend portfolio securities to certain borrowers that Rafferty determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned, marked to market daily. Borrowers continuously secure their obligations to return securities on loan from a Fund by depositing any combination of short-term U.S. government securities and cash as collateral with a Fund. No securities loan will be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by a Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received) or such lower limit as set by Rafferty or the Board. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. A Fund may also receive such fees on “special” loans that are cash-collateralized. Any cash collateral may be reinvested in money market funds. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee. However, such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return of cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund could experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its investment of cash collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income.
Short Sales
A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund will also incur transactions costs when conducting short sales.
Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.
A Fund will incur a loss as a result of a short sales or short exposure to reference assets utilizing derivatives if the price of the security or reference asset increases between the date of the short sale or exposure and the date on which a Fund replaces the borrowed security or terminates the derivatives providing short exposure. A Fund will realize a gain if the price of a security or reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale or derivatives that provide short exposure.
Swap Agreements
A Fund may enter into swap and other derivatives to obtain long and/or short exposure to an underlying asset without actually purchasing such asset. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to
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exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on, or increase/decrease, in value of a particular dollar amount invested in a “basket” of securities representing a particular index or an ETF representing a particular index or group of securities.
Each Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, a Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. A Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator would decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if a Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by a Fund on the notional amount. However, unlike cash investments in the underlying assets, a Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, Rafferty may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. A Fund may also enter into swaps that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its underlying index as it would if a Fund used only swaps on the underlying index. Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps.
Common Types of Swaps
A Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.
Other Financial Instruments. Other forms of swaps that a Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate collars, under which a party sells
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a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Mechanics of Swaps
Payments. Most swaps entered into by a Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. A Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to a Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
Counterparty Credit Risk. A Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless Rafferty believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swaps, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because, in a cleared swap, a clearing organization becomes substituted for each counterparty to a cleared swap. The clearing organization takes on the obligations of each side of the swap and a Fund would only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Upon entering into a cleared swap, a Fund may be required to deposit with its futures commission merchant an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the clearing organization that clears the trade). This amount is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the subsequent payments. The subsequent payment also includes the daily portion of the periodic payment stream.
Termination and Default Risk. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Swap Regulation
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While a Fund is not directly subject to these requirements, where a Fund’s counterparty is subject to the requirements, uncleared swaps between a Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless a Fund is in default on its obligations to the swap counterparty.
In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial collateral rules do not apply to a Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and it is possible that in the future, the rules could apply to the Funds. In the event that the rules apply, they would impose significant costs on a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Rafferty’s ability to manage a Fund, may impair a Fund’s ability to achieve its investment objective and/or may result in reduced returns to a Fund’s investors.
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Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution f standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by a Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to a Fund may not be sufficient to cover all the amounts due to a Fund and the Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Funds, if a Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.
Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by a Fund or may be received by a Fund in accordance with collateral controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional amounts to the Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If a Fund has a loss of less than the collateral amount, the excess collateral is returned to a Fund. If a Fund has a gain, the full collateral amount and the amount of the gain is paid to a Fund.
Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to correctly predict which
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types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.
Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s swap transactions. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of a Fund’s identity as intended. Certain IRS positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.
Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by a Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which a Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
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With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional collateral requirements with respect to a Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain requirements on uncleared swaps in the near future, which are likely to impose higher collateral requirements on uncleared swaps.
Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher collateral requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of a Fund’s investments and cost of doing business.
Unrated Debt Securities
A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
U.S. Government Securities
A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities. U.S. government securities include U.S. Treasury obligations, which includes U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury obligations are backed by the full faith and credit of the United States.
U.S. government securities also include obligations issued by U.S. government agencies and instrumentalities (“GSEs”) that are backed by the full faith and credit of the U.S. government (such as securities issued or guaranteed by the Federal Housing Administration, Ginnie Mae®, the Export-Import Bank of the United States, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration).
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Also, U.S. government securities include securities that are guaranteed by U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government (such as Fannie Mae®, Freddie Mac®, or the Federal Home Loan Banks). These U.S. government-sponsored entities, although chartered and sponsored by the U.S. Congress, are not guaranteed, nor insured, by the U.S. government. They are supported only by the credit of the issuing agency, instrumentality or corporation.
Since 2008, Fannie Mae® and Freddie Mac® have been in conservatorship and have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. The MBS purchase programs technically ended in 2010 but the U.S. Treasury has continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012 and other governmental entities have provided significant support to Fannie Mae® and Freddie Mac®. There is no guarantee, however, that they will continue to do so. An FHFA stress test suggested that in a “severely adverse scenario” additional Treasury support of between $42.1 billion and $77.6 billion (depending on the treatment of deferred tax assets) might be required. Since then Congress has permanently reduced the corporate income tax rate from 35% to 21% starting January 1, 2018. This reduction could cause a substantial net loss and net worth deficit for the year in which the legislation is enacted. Should they experience such a net worth deficit, they could be required to draw additional funds from the U.S. Treasury to avoid being placed in receivership. Accordingly, no assurance can be given that Fannie Mae® and Freddie Mac® will remain successful in meeting their obligations with respect to the debt and MBSs that they issue.
In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Nevertheless, discussions among policymakers have continued as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. In September 2019, the U.S. Treasury released its plan to reform the housing finance system, which includes reforms to Fannie Mae® and Freddie Mac®. The impact of these reforms are not yet known. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations related to certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Congress is currently considering several pieces of legislation that would reform GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.
U.S. Government Sponsored Enterprises (“GSEs”)
GSE securities are securities issued by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae® and Freddie Mac®, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.
When-Issued Securities
A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the
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time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.
Zero-Coupon, Payment-In-Kind and Strip Securities
A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.
An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.
A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.
Other Investment Risks and Practices
Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for shareholders will be reduced.
A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.
As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.
Under current pronouncements, certain obligations under futures contracts, forward contracts and swap agreements to the extent that a “covers” its obligations as discussed in the “Futures Contracts, Options, and Other Derivatives Strategies” section will not be considered a “senior security” and, therefore, will not be subject to the 300% asset coverage requirements otherwise applicable to borrowings.
Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover will vary. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose terms-to-maturity at the time of acquisition were less than 397 days, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have remaining terms-to-maturity of less than 397 days. In any given period, all of a Fund’s investments may have remaining terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal
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to zero. However, each Fund’s portfolio turnover rate calculated with all securities whose terms-to-maturity were less than 397 days is anticipated to be unusually high.
High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders resulting from its distributions of increased net capital gains, if any, recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.
For the fiscal year ended October 31, 2019, the Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, and the Direxion Daily Small Cap Bull 2X Shares' portfolio turnover decreased significantly from the portfolio turnover for the fiscal year ended October 31, 2018 due to a decrease in the volatility of the underlying securities held during the fiscal year.
Correlation and Tracking Risk
Several factors may affect a Fund's ability to obtain its daily leveraged investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) less than all of the securities in the underlying index being held by a Fund and securities not included in the underlying index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as other investment companies, including ETFs, futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads; (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; (7) market movements that run counter to a Fund’s investments (which will cause divergence between a Fund and its underlying index over time due to the mathematical effects of leveraging); and (8) disruptions and illiquidity in the markets for securities or derivatives held by a Fund.
While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its underlying index. A Fund may use a combination of swaps on its underlying index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of its underlying index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that a Fund invests in swaps that use an ETF as a reference asset, a Fund may be subject to greater correlation risk and may not achieve as high a degree of leveraged correlation with its underlying index as it would if a Fund used swaps that utilized an underlying index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce a Fund’s return.
Even if there is a perfect correlation between a Fund and the leveraged return of its underlying index on a daily basis, the symmetry between the changes in the underlying index and the changes in a Fund’s NAV can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect leveraged correlation with its underlying index on every trading day over an extended period and the level of returns of the underlying index significantly increased during that period, a compounding effect for that period would result, causing an increase in a Fund’s NAV by a percentage that is somewhat greater than the percentage that the underlying index’s returns decreased.
Leverage
Each Fund intends regularly to use leveraged investment techniques in pursuing its investment objectives. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount of the Fund’s net assets. Leverage creates the potential for greater gains to shareholders of a Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAV of each Fund’s Shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires a Fund to pay interest which would decrease the Fund’s total return to shareholders. If each Fund achieves its investment objective, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had a Fund not been leveraged.
Special Note Regarding the Correlation Risks of the Funds. As discussed in the Prospectus, each Fund is “leveraged” in the sense that it has an investment objective to match 200% of the performance of its underlying index on a given day. Each Fund is subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from each Fund’s use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, 200% of its underlying index.
A Fund’s return for periods longer than one day is primarily a function of the following:
a) underlying index performance;
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b) underlying index volatility;
c) financing rates associated with leverage;
d) other fund expenses;
e) dividends paid by companies in the underlying index; and
f) period of time.
The fund performance for a Fund can be estimated given any set of assumptions for the factors described above. Illustrated below is the impact of two factors, underlying index volatility and underlying index performance, on a Fund. Underlying index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The illustration estimates Fund returns for a number of combinations of underlying index performance and underlying index volatility over a one year period and assumes: a) no dividends paid by the companies included in the underlying index; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, a Fund’s performance would be lower than shown.
As shown below, a Fund would be expected to lose 6.1% if its underlying index provided no return over a one year period during which its underlying index experienced annualized volatility of 25%. If its underlying index’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period for a Fund widens to approximately 43%.
At higher ranges of volatility, there is a chance of a significant loss of value in a Fund. For instance, if an underlying index’s annualized volatility is 100%, a Fund would be expected to lose approximately 63.2% of its value, even if the cumulative return of its underlying index for the year was 0%. The volatility of ETFs or instruments that reflect the value of the underlying index, such as swaps, may differ from the volatility of a Fund's underlying index.
In the table below, areas shaded green represent those scenarios where a Fund with the investment objective described will outperform (i.e., return more than) 200% of the performance of the underlying index; conversely, areas shaded red represent those scenarios where a Fund will underperform (i.e., return less than) 200% of the performance of the underlying index.
The table below is intended to underscore the fact that each Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios. Each Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For additional information regarding correlation and volatility risk for the Funds, see “Effects of Compounding and Market Volatility Risk” in the Prospectus.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The foregoing table is intended to isolate the effect of underlying index volatility and underlying index performance on the return of a Fund. A Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of factors discussed above or under “Effects of Compounding and Market Volatility Risk” in the Prospectus.
Cybersecurity Risk
Since the use of technology has become more prevalent in the course of business, the Funds may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or a Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial
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impact on the Funds. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or the Funds' Adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause a Fund to violate applicable privacy and other laws. The Funds' service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since a Fund does not directly control the cybersecurity systems of the issuers of securities in which each Fund invests or the Funds' third party service providers (including the Funds' transfer agent and custodian).
Investment Restrictions
The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders’ meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays), or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.
Each Fund may not:
1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4.	Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
5.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.
6.	Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.
The Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Small Cap Bull 2X Shares and the Direxion Daily CSI 300 China A Share Bull 2X Shares may not:
1.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, however, a Fund, which tracks an underlying index, will concentrate its investment in a particular industry or group of industries to approximately the same extent that its underlying index is so concentrated.
The Direxion Daily MSCI European Financials Bull 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, and the Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares may not:
1.	Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund’s total assets would be invested
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in the securities of companies whose principal business activities are in the same industry. However, each Fund that tracks an underlying index will only concentrate its investment in a particular industry or group of industries to approximately the same extent as its underlying index is so concentrated.
Portfolio Transactions and Brokerage
Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.
In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in a Fund's underlying index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement to always seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.
Rafferty may use research and services provided to it by brokers in servicing a Fund; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and may reduce the amount of research or services otherwise provided to a Fund by Rafferty, the receipt of such information and these services does not reduce the investment advisory fee paid by a Fund.
Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
Aggregate brokerage commissions paid by the following operational Funds for the fiscal periods shown are set forth in the tables below:
Direxion Daily S&P 500® Bull 2X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$37
Year Ended October 31, 2018	$273
Year Ended October 31, 2017	$1,492

Direxion Daily Small Cap Bull 2X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$46
Year Ended October 31, 2018	$122
Year Ended October 31, 2017	$3,432

Direxion Daily CSI 300 China A Share Bull 2X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$160,275
Year Ended October 31, 2018	$104,853
Year Ended October 31, 2017	$72,582

Direxion Daily MSCI European Financials Bull 2X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$7,715
Year Ended October 31, 2018	$8,277
Year Ended October 31, 2017	$13,960
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Direxion Daily CSI China Internet Index Bull 2X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$91,426
Year Ended October 31, 2018	$194,225
November 2, 2016* - October 31, 2017	$43,764
*	Commencement of Operations
The brokerage commissions for the Direxion Daily S&P 500® Bull 2X Shares and the Direxion Daily Small Cap Bull 2X Shares has decreased for the year ended October 31, 2019 compared to the previous two fiscal years due to a reduction in average net assets and less volatility in those net assets assets.
The brokerage commissions for the Direxion Daily CSI China Internet Index Bull 2X Shares has fluctuated in the previous three fiscal years due to a change in net assets and volatility of those net assets, lower assets and volatility in 2017 and higher assets and volatility in 2018 when compared to the brokerage commissions for the year ended October 31, 2019.
The brokerage commissions for the Direxion Daily CSI 300 China A Share Bull 2X Shares has increased over the previous two fiscal years due to increasing average net assets and increased volatility in those net assets.
Portfolio Holdings Information
A Fund’s portfolio holdings are, or will be upon commencement of operations, disclosed on the Funds' website at www.direxion.com each day the Funds are open for business. In addition, disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
The portfolio composition file (“PCF”), which contains portfolio holdings information, and the IOPV, which contains certain pricing information related to a Fund’s portfolio holdings, are also made available daily, including to the Funds' service providers to facilitate the provision of services to the Funds and to certain other entities as necessary for transactions in Creation Units. Such entities include: (i) National Securities Clearing Corporation (“NSCC”) members; (ii) subscribers to various fee-based services, including entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market; (iii) investors that have entered into an “Authorized Participant Agreement” with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”); and (iv) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management including personnel of the Adviser and the Funds' distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
In addition, the Funds' Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) a Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the nonpublic information. In this regard, from time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request such information. The CCO shall report any disclosures made pursuant to this exception to the Board.
Management of the Trust
The Board of Trustees
The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the
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day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees.”) The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.
The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Funds' investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds' compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.
The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds' compliance program.
Board Structure and Related Matters
Independent Trustees constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds' independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of series overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of series in the complex.
The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 124 portfolios within the Trust, 14 portfolios within the Direxion Funds and no portfolios within the Direxion Insurance Trust. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Funds and the Direxion Insurance Trust.
The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.
The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Funds and Direxion Insurance Trust, the other registered investment companies in the Direxion mutual fund complex. Rafferty is also the sole owner of Direxion Advisors, LLC ("Direxion"), investment adviser to certain series of the Trust. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019.
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Interested Trustee
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 51	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	138	None.
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	138	None.
John A. Weisser Age: 78	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	138	Director until December 2016: The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	138	None.
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	138	None.
Henry W. Mulholland Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	138	None.
Kathleen M. Berkery(3) Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010-2017 as Financial Advisor	138	None.
(1)	Mr. O’Neill is affiliated with Rafferty and Direxion because he owns a beneficial interest in Rafferty.
(2)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
(3)	Ms. Berkery was elected as a Trustee on November 26, 2019.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty and Direxion. Mr. O’Neill was the Managing Director of Rafferty from 1999 through January 2019 and Managing Director of Direxion from its inception in November 2017 through January 2019.
Gerald E. Shanley III: Mr. Shanley has extensive audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.
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John A. Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.
David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.
Jacob C. Gaffey: Mr. Gaffey has extensive experience with providing investment banking and valuation services to various companies. Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.
Henry W. Mulholland: Mr. Mulholland has extensive experience with equity trading, risk management, equity market structure as well as managing regulatory and compliance matters.
Kathleen M. Berkery: Ms. Berkery has extensive experience with estate planning, estate administration, fiduciary income taxation, financial planning, finance, as well as business sales and development, and marketing.
Board Committees
The Trust has an Audit Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey, and Mulholland and Ms. Berkery. The members of the Audit Committee are Independent Trustees. The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met three times during the Trust’s most recent fiscal year.
The Trust also has a Nominating and Governance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery, each of whom is an Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met four times during the Trust’s most recent fiscal year.
The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery. The members of the Qualified Legal Compliance Committee are Independent Trustees of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:
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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007-April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 46	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 43	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011	General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.
				N/A	N/A
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The following table shows the amount of equity securities owned in each of the following operational Funds and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2019:
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Dollar Range of Equity Securities Owned:	Interested Trustee:	Independent Trustees:
	Daniel D. O’Neill	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey	Henry W. Mulholland	Kathleen M. Berkery
Direxion Daily S&P 500® Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Small Cap Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily CSI 300 China A Share Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily CSI China Internet Index Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI European Financials Bull 2X Shares	$0	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000	$0	$1-$10,000	$0	$0	$0	$0
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The Trust’s Trust Instrument provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended October 31, 2019:
Name of Person, Position	Aggregate Compensation From the Trust(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustee
Daniel D. O’Neill	$0	$0	$0	$0
Independent Trustees
Gerald E. Shanley III	$100,000	$0	$0	$133,333
John A. Weisser	$100,000	$0	$0	$133,333
David L. Driscoll	$100,000	$0	$0	$133,333
Jacob C. Gaffey	$100,000	$0	$0	$133,333
Henry W. Mulholland	$100,000	$0	$0	$133,333
Kathleen M. Berkery(3)	$0	$0	$0	$0
(1)
Trustee compensation is allocated across the operational Funds of the Trust based on the proportion of the Fund’s net assets to the total net assets of the operational Funds of the Trust.
(2)
For the fiscal year ended October 31, 2019, Trustees’ fees and expenses in the amount of $500,000 were incurred by the Trust.
(3)
Ms. Berkery was elected to the Board of Trustees on November 26, 2019 and therefore did not receive any compensation from the Direxion Family of Investment Companies for the fiscal year ended October 31, 2019.
Principal Shareholders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.
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As of February 1, 2020, the following shareholders were considered to be either a principal shareholder or control person of the following operational Funds:
Direxion Daily S&P 500® Bull 2X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	TD Ameritrade Online Holdings Corporation	DE	27.16%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	18.93%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	14.35%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	14.15%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	5.56%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.33%	Record
Direxion Daily Small Cap Bull 2X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Virtu Financial BD LLC 645 Madison Avenue New York, NY 10022	Virtu Financial LLC	DE	53.80%	Record
ABN AMRO Clearing 175 W Jackson Blvd Suite 400 Chicago, IL 60605	N/A	N/A	18.78%	Record
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	7.42%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	5.27%	Record
Direxion Daily CSI 300 China A Share Bull 2X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	18.49%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	15.28%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	14.70%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	9.56%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	7.51%	Record
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Direxion Daily MSCI European Financials Bull 2X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Axos Clearing LLC 4350 La Jolla Village Dr, Suite 140 San Diego, CA 92122	Axos Financial, Inc.	DE	60.76%	Record
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	16.05%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	12.13%	Record
Direxion Daily CSI China Internet Index Bull 2X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	18.98%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	18.84%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	13.20%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	9.55%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	7.42%	Record
Axos Bank 4350 La Jolla Village Dr, Suite 140 San Diego, CA 92122	N/A	N/A	5.24%	Record
In addition, as of February 1, 2020, the Trustees and Officers as a group owned less than 1% of the outstanding shares of each operational Fund.
Investment Adviser
Rafferty, 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019, provides investment advice to the Funds. Rafferty was organized as a New York limited liability company in June 1997. Michael Rafferty and Kathleen Rafferty Hay control Rafferty through their ownership in Rafferty Holdings, LLC and Daniel D. O’Neill controls Rafferty through his ownership in Minakian Partners, LLC.
Under an Investment Advisory Agreement (“Advisory Agreement”) between Rafferty and the Trust, on behalf of each Fund dated August 13, 2008, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.
The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund in compliance with the 1940 Act. After an initial approval period of two years, the Advisory Agreement is renewable with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable upon a 60-day written notice either by the Trust or Rafferty.
Pursuant to the Advisory Agreement, each Fund pays Rafferty the following fee at an annualized rate based on a percentage of each Fund's average daily net assets:
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Fund	Advisory Fee Charged
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily Small Cap Bull 2X Shares	0.50%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily MSCI European Financials Bull 2X Shares	0.60%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.60%
In addition, in prior years, Direxion voluntarily waived its investment advisory fee and/or reimbursed certain expenses of certain Funds. This expense limitation excluded acquired fund fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of certain Funds.
Each Fund is responsible for its own operating expenses. Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its advisory fees and management services and/or reimburse each Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) through September 1, 2021 to the extent that each Fund’s Total Annual Fund Operating Expenses exceed the amount listed in the table below of each Fund’s average daily net assets. Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time at the discretion of the Board upon notice to the Adviser and without the approval of Fund shareholders.
Fund	Expense Cap
Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily Small Cap Bull 2X Shares	0.60%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.95%
Direxion Daily MSCI European Financials Bull 2X Shares	0.80%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.80%
The tables below show the advisory fees incurred by the following operational Funds and the amount of fees waived and/or reimbursed by Rafferty for the fiscal years ended October 31.
Direxion Daily S&P 500® Bull 2X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$44,605	$40,869	$3,736
Year Ended October 31, 2018(1)	$30,216	$66,023	$(35,807)
Year Ended October 31, 2017	$17,670	$36,806	$(19,136)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $2,012.

Direxion Daily Small Cap Bull 2X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$15,027	$28,887	$(13,860)
Year Ended October 31, 2018(1)	$18,140	$69,648	$(51,508)
Year Ended October 31, 2017	$14,092	$59,002	$(44,910)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $2,281.

Direxion Daily CSI 300 China A Share Bull 2X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$909,632	$ -	$909,632
Year Ended October 31, 2018(2)	$523,971	$ 2,021	$521,950
Year Ended October 31, 2017(3)	$440,640	$13,658	$426,982
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $39,312.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $13,405.
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(3)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $4,769
Direxion Daily MSCI European Financials Bull 2X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$45,261	$18,834	$26,427
Year Ended October 31, 2018(2)	$35,571	$22,170	$13,401
Year Ended October 31, 2017	$33,510	$26,726	$6,784
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $183.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $2,088.

Direxion Daily CSI China Internet Index Bull 2X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$440,552	$ 618	$439,934
Year Ended October 31, 2018(2)	$802,636	$ -	$802,636
November 2, 2017(3) - October 31, 2017(4)	$142,544	$31,553	$110,991
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $618.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $31,145.
(3)	Commencement of Operations
(4)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $408.
Pursuant to the Management Services Agreement, Rafferty performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust’s contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers as requested or as deemed necessary; and other services that are described in the Management Services Agreement. For these services, the Trust pays to Rafferty a fee at the annual rate of 0.026% on the first $10 billion of the aggregate average daily net assets of the Funds in the Trust and 0.024% on the aggregate net assets above $10 billion. This Management Services Fee may be waived under the Operating Expense Limitation Agreement that Rafferty has entered into with each Fund. This arrangement may be terminated at any time by the Board.
The tables below show the Management Services Fees paid by each operational Fund as of the fiscal years ended October 31:
Direxion Daily S&P 500® Bull 2X Shares	Management Fees Paid
Year Ended October 31, 2019	$2,283
Year Ended October 31, 2018	$1,538
Year Ended October 31, 2017	$743

Direxion Daily Small Cap Bull 2X Shares	Management Fees Paid
Year Ended October 31, 2019	$769
Year Ended October 31, 2018	$923
Year Ended October 31, 2017	$595

Direxion Daily CSI 300 China A Share Bull 2X Shares	Management Fees Paid
Year Ended October 31, 2019	$30,946
Year Ended October 31, 2018	$17,783
Year Ended October 31, 2017	$12,405

Direxion Daily MSCI European Financials Bull 2X Shares	Management Fees Paid
Year Ended October 31, 2019	$1,931
Year Ended October 31, 2018	$1,509
Year Ended October 31, 2017	$1,211

Direxion Daily CSI China Internet Index Bull 2X Shares	Management Fees Paid
Year Ended October 31, 2019	$14,992
Year Ended October 31, 2018	$27,229
November 2, 2016* - October 31, 2017	$4,290
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*	Commencement of Operations
Rafferty shall not be liable to the Trust or any Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Funds' distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.
Portfolio Managers
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
In addition to the Funds, Mr. Brigandi and Mr. Ng manage the following other accounts as of October 31, 2019:
Accounts	Total Number of Accounts	Total Assets (In Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	99	$13.3	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
Rafferty manages no other accounts with investment objectives similar to those of the Funds. In addition, two or more funds advised by Rafferty may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions. Generally, due to the nature of the various Funds advised by Rafferty, if a Fund with a leveraged investment objective increases in value, the performance of a Fund with an inverse or an inverse leveraged investment objective will decrease in value and vice versa. Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.
Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.
The investment team’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.
Mr. Brigandi and Mr. Ng did not own any shares of the Funds as of October 31, 2019.
Proxy Voting Policies and Procedures
The Board has adopted policies and procedures with respect to voting proxies (the “Proxy Policy”) related to portfolio securities of the Funds. Pursuant to these policies and procedures the Board of the Trust has delegated responsibility for voting such proxies to the Adviser, subject to the Board’s continuing oversight.
The Proxy Policy is intended to protect shareholder interests and comply with applicable state and federal corporate and securities laws. It applies to any voting rights with respect to securities held in accounts of the Funds. To assist the Adviser in its responsibility for voting proxies and administering the overall proxy voting process, the Adviser has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P.; a leading U.S. middle market private equity firm. The services provided by ISS include in-depth
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research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues monthly reports which are reviewed by the Adviser to assure proxies are being voted properly. The Adviser and ISS also perform checks on a quarterly basis to match the voting activity with available shareholder meeting information. ISS’ management meets on a regular basis to discuss its approach to new developments and amendments to existing proxy voting guidelines (the “Guidelines”). Information on such developments and amendments are then provided to the Adviser.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests and rights. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues and factors considered when resolving proxy issues in the Guidelines include, but are not limited to:
•	Election of Directors – considering all factors such as director qualifications, term of office and age limits.
•	Proxy Contests – considering factors such as voting nominees in contested elections and reimbursement of expenses.
•	Election of Auditors – considering factors such as independence and reputation of the auditing firm.
•	Proxy Contest Defenses – considering factors such as board structure and cumulative voting.
•	Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.
•	Capital Structure – considering factors such as common stock authorization and stock distributions.
•	Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.
•	State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.
•	Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.
•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.
•	Social and Corporate Responsibility Issues – considering factors such as social, environmental, and labor issues.
A full description of the Guidelines and voting policy is maintain by the Adviser, and a complete copy of the Guidelines is available without charge, upon request by calling the Adviser at (866) 476-7523.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Funds' shareholders and the Adviser, the Distributor or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly-traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Adviser to monitor potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines.
Proxy Voting Recordkeeping
The Adviser, with the assistance of ISS, maintains for a period of at least five years, a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Funds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Adviser at (866) 476-7523 or on the SEC’s website at http://www.sec.gov.
Fund Administrator, Fund Accounting Agent, Transfer Agent and Custodian
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds' administrator. The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, serves as the Funds' transfer agent, and custodian. Rafferty also performs certain administrative services for the Funds.
Pursuant to a Fund Administration Servicing Agreement between the Trust and USBFS, USBFS provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays USBFS a fee based on the Trust’s total average daily net assets. USBFS also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust to USBFS pursuant to the Fund Administration Servicing Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Administrator
Year Ended October 31, 2019*	$2,019,812
Year Ended October 31, 2018	$2,046,515
Year Ended October 31, 2017	$2,402,024
Pursuant to a Fund Accounting Agreement between the Trust and BNYM, BNYM provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these
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accounting services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual per fund fee, subject to certain negotiated fee waivers. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses. The amount of fees paid by the Trust pursuant to the Fund Accounting Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Fund Accounting Agent
Year Ended October 31, 2019*	$1,847,466
Year Ended October 31, 2018	$1,876,840
Year Ended October 31, 2017	$1,629,992
Pursuant to a Custody Agreement, BNYM serves as the custodian of a Fund’s assets. The custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust pursuant to the Custody Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Custodian
Year Ended October 31, 2019*	$1,096,678
Year Ended October 31, 2018	$1,132,612
Year Ended October 31, 2017	$1,016,661
Pursuant to a Transfer Agency and Service Agreement between the Trust and BNYM, BNYM provides the Trust with transfer agency services, which includes Creation and Redemption Unit order processing. As compensation for these transfer agency services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual complex fee. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above. The amount of fees paid by the Trust pursuant to the Transfer Agency and Service Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Transfer Agent
Year Ended October 31, 2019*	$1,287,942
Year Ended October 31, 2018	$1,171,567
Year Ended October 31, 2017	$1,116,750
*Effective June 28, 2019, certain of the Funds in the Trust became party to an Operating Services Agreement and as a result, the Adviser assumed responsibility for paying those Funds’ portion of the fees due to USBFS and BNYM from the Trust.
Securities Lending
Effective August 25, 2017, each Fund has entered into a Securities Lending Authorization Agreement with BNYM (the “Securities Lending Agreement”) whereby BNYM will be the Lending Agent for each Fund. Each Fund retains a portion of the securities lending income and remits the remaining portion to BNYM as compensation for its services as securities lending agent. Securities lending income is generally equal to the net income earned from the reinvestment of cash collateral after payment of cash collateral fees, and any fees or other payments from borrowers of securities.
BNYM acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. BNYM determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNYM ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to a Fund’s relevant account on the date such amounts are delivered by the borrower to BNYM. BNYM receives and holds, on a Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNYM marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 102% of the market value of the loaned securities. At the termination of the loan, BNYM returns the collateral to the borrower upon the return of the loaned securities to BNYM. BNYM invests cash collateral in accordance with the Securities Lending Agreement. BNYM maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to a Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. Each Fund shall receive the net securities lending revenue based on the securities lent from its holdings. A Fund may also pay custodial fees and other expenses associated with a loan.
As of October 31, 2019, the dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each operational Fund were as follows:
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Fees and/or Compensation for Securities Lending Activities and Related Services
Fund Name	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from the Revenue Split	Fees Paid for any Cash Collateral Manage- ment Service (Including Fees Deducted from a Pooled Cash Collateral Reinvest- ment Vehicle) that are not Included in the Revenue Split	Admin- istrative Fees not Included in the Revenue Split	Indem- nification Fees not Included in the Revenue Split	Borrower Rebates	Other Fees not Included in the Revenue Split (specify)	Aggregate Fees/ Comp- ensation for Securities Lending Activities	Net Income from Securities Lending Activities
Direxion Daily S&P 500® Bull 2X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Small Cap Bull 2X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily CSI 300 China A Share Bull 2X Shares	$406,138	$72,840	$-	$-	$-	$155,689	$-	$228,529	$177,609
Direxion Daily CSI China Internet Index Bull 2X Shares	$274,671	$51,197	$-	$-	$-	$92,479	$-	$143,676	$130,995
Direxion Daily MSCI European Financials Bull 2X Shares	$33,003	$4,924	$-	$-	$-	$16,422	$-	$21,346	$11,657
Distributor
Foreside Fund Services, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Funds for sale through the Distributor in Creation Units, as described below. The Distributor will not sell or redeem Shares in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays the Distributor for distribution-related services. For the fiscal year ended October 31, 2019, the Distributor received $1,092,816 as compensation from Rafferty for distribution services provided to the Trust, including the distribution services provided for the operational Funds. For the fiscal year ended October 31, 2019, Foreside did not receive any underwriting commission or discounts, compensation on redemptions and repurchases, or brokerage commissions from the Funds.
The Adviser may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including each Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The Adviser had arrangements to make payments based on an annual fee for its services, as well as based on the average daily assets held by Schwab customers in certain funds managed by the Adviser, for services other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote select funds managed by the Adviser, to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of those funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser from its own resources and not from the assets of funds managed by the Adviser. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by each Fund, other ETFs advised by the Adviser or other exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other funds managed by the Adviser.
Distribution Plan
Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which each Fund may pay certain expenses incurred in the distribution
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of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds' principal underwriter, and Rafferty may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, each Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Funds.
The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Funds. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made.
The Rule 12b-1 Plan permits payments to be made by each Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Rule 12b-1 Plan authorizes payments by each Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”), 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, is the independent registered public accounting firm for the Trust. The Financial Statements of the Funds for the fiscal year ended October 31, 2019 (that had commenced operations by that date), audited by EY, have been included in reliance on their report given on their authority as experts in accounting and auditing.
Legal Counsel
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.
Determination of Net Asset Value
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated. The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but a Fund is not open for business.
A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price or settlement price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.
For purposes of determining NAV per share of a Fund, options and futures contracts are valued based on market quotations or the last sales or settlement price of the exchange on which an asset trades. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued. A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day a share price is calculated.
For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost,
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which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).
OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.
Dividend income and other distributions are recorded on the ex-distribution date.
Illiquid securities, securities for which reliable quotations or pricing services are not readily available, all other assets not valued in accordance with the foregoing principles or for which pricing information is deemed unreliable, or to the Adviser’s knowledge, does not reflect a significant event occurring in the market, the security or asset will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.
Additional Information Concerning Shares
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on April 23, 2008, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series of class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Trust Instrument confers upon the Broad of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of a Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Trust Instrument disclaims liability of the shareholders of the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification from the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or
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their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
Purchases and Redemptions
The Trust issues and redeems Shares of each Fund only in aggregations of Creation Units. The number of Shares of a Fund that constitute a Creation Unit for each Fund and the value of such Creation Unit as of each Fund’s inception were 50,000 and $1,250,000, respectively, for the Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares and Direxion Daily MSCI European Financials Bull 2X Shares and 50,000 and $2,000,000, respectively, for the remainder of the Funds.
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See “Purchase and Issuance of Creation Units” and “Redemption of Creation Units” below for more information about transacting in the Shares. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of each Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board for any other reason.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined above), of an order in proper form.
Creation Units of Shares may be purchased only by or through an Authorized Participant by depositing a basket of securities and/or cash with a Fund. The consideration for purchase of a Creation Unit of Shares of a Fund consists of either cash or the Deposit Securities (defined below) that may be a representative sample of the securities in a Fund's underlying index, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposits”). The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities and the NAV of the Creation Unit(s) being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. BNYM or Rafferty makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each security (“Deposit Securities”) to be included in a current Creation Unit purchase (based on information at the end of the previous Business Day) for a Fund. The identity and number of shares of the Deposit Securities required for a Creation Unit will change from time to time. Each Fund reserves the right to permit or require the substitution of an amount of cash –i.e., a “cash in lieu” amount – to be added to the Balancing Amount to replace any Deposit Security that may not be available in sufficient quantity for delivery, eligible for transfer through the clearing process (discussed below) or the Federal Reserve System or eligible for trading by an Authorized Participant or the investor for which it is acting. For such custom orders, “cash in lieu” may be added to the Balancing Amount. You must also pay a Transaction Fee, as described in the Prospectus, in cash.
The identity and number of shares of the Deposit Securities required for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by Rafferty with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index or may be a representative sample of the securities in a Fund's underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to Rafferty on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by a Fund, or resulting from stock splits and other corporate actions. In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Creation Unit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of a Fund, will be made available.
An Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described in the Prospectus. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Enhanced Clearing Process,” or (ii) outside the Enhanced Clearing Process, being referred to herein as the “Manual Clearing Process”.
A purchase order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
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Purchases through the Enhanced Clearing Process
To purchase or redeem through the Enhanced Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Enhanced Clearing Process, in the Authorized Participant Agreement, the Participant authorizes the transfer agent to transmit to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the Portfolio Deposit and such additional information as may be required by the transfer agent or the Distributor.
Purchases through the Manual Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Enhanced Clearing Process must state that it is not using the Enhanced Clearing Process and that the purchase instead will be effected through a transfer of securities and cash either through the Federal Reserve System (for cash and U.S. government securities) or directly through DTC. Purchases (and redemptions) of Creation Units of a Fund settled outside the Enhanced Clearing Process will be subject to a higher Transaction Fee than those settled through the Enhanced Clearing Process. Purchase orders effected outside the Enhanced Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Enhanced Clearing Process. Those persons placing orders outside the Enhanced Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve System (for cash and U.S. government securities) by contacting the operations department of the broker or depository institution effectuating such transfer of the Portfolio Deposit.
Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a greater value than the NAV of the Shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than two Business Days following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. A list of local holidays in the foreign countries or markets relevant to the international funds is set forth under “Regular Foreign Holidays” below.
Rejection of Purchase Orders
The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of each Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of each Fund; (b) the Deposit Securities delivered are not as specified by Rafferty and Rafferty has not consented to acceptance of an in-kind deposit that varies from the designated Deposit Securities; (c) acceptance of the purchase transaction order would have certain adverse tax consequences to a Fund; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase transaction order would otherwise, in the discretion of the Trust or Rafferty, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a “Cash Purchase Amount”, or the value of the Balancing Amount to accompany an in-kind deposit exceed a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian by 4:00 p.m. Eastern Time on the Transmittal Date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and Rafferty make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient
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liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Generally, Creation Units of Shares are redeemed by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described above. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, redemption orders placed through an Authorized Participant may result in additional charges to such investor.
In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
The redemption proceeds for a Creation Unit consist of either cash or Redemption Securities on any Business Day, plus the Balancing Amount. BNYM or Rafferty makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each security (“Redemption Securities”) to be included in a current Creation Unit redemption (based on information at the end of the previous Business Day) for a Fund. The identity and number of shares of the Redemption Securities required for a Creation Unit redemption will change from time to time. For such custom orders, “cash in lieu” may be added to the Balancing Amount. You must also pay a Transaction Fee, described in the Prospectus, in cash. The redemption Transaction Fee is deducted from such redemption proceeds. The Redemption Securities may, at times, not be identical to Deposit Securities which are applicable to a purchase of Creation Units. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of a Fund securities but does not differ in NAV.
A Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund securities but does not differ in NAV.
The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
An Authorized Participant may place an order to redeem Creation Units (i) through the Enhanced Clearing Process as such processes have been enhanced to effect redemptions of Creation Units, or (ii) through the Manual Clearing Process.
Placement of Redemption Orders Using Enhanced Clearing Process
Orders to redeem Creation Units of each Fund through the Enhanced Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
Placement of Redemption Orders outside the Enhanced Clearing Process
Orders to redeem Creation Units of each Fund outside the Enhanced Clearing Process must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Enhanced Clearing Process need not be an Authorized Participant, but such orders must state that the DTC Participant is not using the Enhanced Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC or the Federal Reserve System (for cash and U.S. government securities). A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of a Fund specified in such order, which delivery must be made through DTC or the Federal Reserve System to the custodian by the second
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Business Day following such Transmittal Date (“DTC Cut-Off Time”); and (iii) all other procedures set forth in the Authorized Participant Agreement must be properly followed.
After the transfer agent has deemed an order for redemption of a Fund’s shares outside the Enhanced Clearing Process received, the transfer agent will initiate procedures to transfer the requisite Redemption Securities, which are expected to be delivered within two Business Days, and the Balancing Amount minus the Transaction Fee. In addition, for redemptions honored in cash, the redeeming party will receive the “Cash Redemption Amount” by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the transfer agent. Due to the schedule of holidays in certain countries, however, the receipt of the Cash Redemption Amount may take longer than two Business Days following the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries or markets relevant to the international funds.
Continuous Offering
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.
Frequent Purchases and Redemptions
Rafferty expects a significant portion of the Funds' assets to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, each Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses.
Transaction Fees
Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. There is a fixed and a variable component
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to the total Transaction Fee. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee based upon the value of each Creation Unit also is applicable to each redemption transaction. The Transaction Fee applicable to the redemption of Creation Units will not exceed 2% of the value of the redemption proceeds.
Purchasers of Creation Units of a Fund for cash may be required to pay an additional charge to compensate the Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser may be assessed an additional charge for cash purchases.
Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring securities from a Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. In addition, Rafferty may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.
Transaction fees are imposed as described below.
Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Redemptions*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Daily S&P 500® Bull 2X Shares	$1,250	Up to 300% of NSCC Amount	$1,250	Up to 2.00%
Direxion Daily Small Cap Bull 2X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily CSI 300 China A Share Bull 2X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily CSI China Internet Index Bull 2X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily MSCI European Financials Bull 2X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
*	As a percentage of the amount invested.
Regular Foreign Holidays
Each Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). A Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the international funds, in certain circumstances. The applicable holidays for certain foreign markets are listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.
The dates from January 1, 2020 to December 31, 2020 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:
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Australia	Austria	Belgium	Brazil	Canada	Chile	China
January 1 January 27 April 10 April 13 June 8 December 24 December 25 December 28 December 31	January 1 January 6 April 10 April 13 May 1 May 21 June 1 June 11 October 26 December 8 December 24 December 25 December 31	January 1 April 10 April 13 May 1 May 21 May 22 June 1 July 21 November 11 December 25	January 1 February 24 February 25 February 26 April 10 April 21 May 1 June 11 July 9 September 7 October 12 November 2 November 20 December 25	January 1 January 2 February 17 April 10 May 18 July 1 August 3 September 7 October 12 November 11 December 25 December 28	January 1 April 10 May 1 May 21 June 29 July 16 September 18 October 12 December 8 December 25	January 1
January 20
January 24
January 27
January 28
January 29
January 30
February 17
April 6
April 10
April 13
April 30
May 1
May 4
May 5
May 25
June 25
June 26
July 1
July 3
September 7
October 1
October 2
October 5
October 6
October 7
October 8
October 12
October 26
November 11
November 26
December 25

Colombia	Czech Republic	Denmark	Egypt	Finland	France	Germany
January 1 January 6 March 23 April 9 April 10 May 1 June 15 June 22 June 29 July 20 August 7 August 17 October 12 November 2 November 16 December 8 December 24 December 25	January 1 April 10 April 13 May 1 May 8 July 6 September 28 October 28 November 17 December 24 December 25	January 1 April 9 April 10 April 13 May 1 May 8 May 21 May 22 June 1 June 5 December 24 December 25 December 31	January 1 January 7 April 19 April 20 May 24 May 25 July 30 July 23 August 2 August 19 October 6 October 28	January 1 January 6 April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31	January 1 April 10 April 13 May 1 May 8 May 21 June 1 July 14 November 11 December 25	January 1 April 10 April 13 May 1 June 1 December 24 December 25 December 31

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Greece	Hong Kong	Hungary	India	Indonesia	Ireland	Israel
January 1 January 6 March 2 March 25 April 10 April 13 April 17 April 20 May 1 June 8 October 28 December 24 December 25	January 1
January 19
January 24
January 27
January 28
January 29
January 30
February 1
April 6
April 9
April 10
April 13
April 26
April 29
April 30
May 1
May 4
May 5
May 9
June 25
June 26
June 28
June 30
July 1
September 27
October 1
October 2
October 5
October 6
October 7
October 8
October 10
October 23
October 26
December 24
December 25
	December 31	January 1 April 10 April 13 May 1 June 1 August 20 August 21 August 29 October 23 December 12 December 24 December 25 December 31	February 19 February 21 March 10 March 25 April 1 April 2 April 6 April 10 April 14 May 1 May 7 May 25 October 2 October 30 November 14 November 16 November 30 December 25	January 1 March 25 April 10 May 1 May 7 May 21 May 22 May 25 May 26 May 27 June 1 July 31 August 17 August 20 October 29 December 24 December 25 December 31	January 1 January 20 February 17 April 10 April 13 May 1 May 8 May 25 July 3 July 4 August 31 October 12 November 11 November 26 December 24 December 25 December 28 December 31	March 10 April 8 April 9 April 12 April 13 April 14 April 15 April 28 April 29 May 29 July 30 September 20 September 27 September 28 October 4 October 5 October 6 October 7 October 8

Italy	Japan	Malaysia	Mexico	Morocco	Netherlands	New Zealand
January 1 April 10 April 13 May 1 December 24 December 25 December 31	January 1 January 2 January 3 January 13 February 11 February 24 March 20 April 29 May 4 May 5 May 6 July 23 July 24 August 10 September 21 September 22 November 3 November 23 December 31	January 1 January 24 January 27 May 1 May 7 May 11 May 25 May 26 July 31 August 20 August 31 September 16 October 29 December 25	January 1 February 3 March 16 April 9 April 10 May 1 September 16 November 2 November 16 December 25	January 1 May 1 May 25 May 26 July 30 July 31 August 14 August 20 August 21 October 30 November 6 November 18	January 1 April 10 April 13 April 27 May 1 May 5 May 21 June 1 December 25	January 1 January 2 January 20 January 27 February 6 April 10 April 13 April 27 June 1 October 26 December 25 December 28

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Norway	Peru	Philippines	Poland	Portugal	Russia	Singapore
January 1 April 8 April 9 April 10 April 13 May 1 May 21 June 1 December 24 December 25 December 31	January 1 April 9 April 10 May 1 June 29 July 28 October 8 December 25	January 1 February 25 April 9 April 10 May 1 June 12 August 21 August 31 November 2 November 30 December 8 December 24 December 25 December 30 December 31	January 1 January 6 April 10 April 13 May 1 June 11 November 11 December 24 December 25 December 31	January 1 April 10 April 13 May 1 June 10 June 11 October 5 December 1 December 8 December 25	January 1 January 2 January 3 January 6 January 7 January 8 February 24 March 9 May 1 May 4 May 5 May 11 June 12 November 4	January 1 January 27 April 10 May 1 May 7 May 25 July 31 August 10 December 25

South Africa	South Korea	Spain	Sweden	Switzerland	Taiwan	Thailand
January 1 April 10 April 13 April 27 May 1 June 16 August 10 September 24 December 16 December 25	January 1 January 24 January 27 April 15 April 30 May 1 May 5 September 31 October 1 October 2 October 9 December 25 December 31	January 1 January 6 March 19 April 9 April 10 April 13 May 1 October 12 November 2 December 7 December 8 December 25	January 1 January 6 April 9 April 10 April 13 April 30 May 1 May 20 May 21 June 19 October 30 December 24 December 25 December 31	January 1 January 2 April 10 April 13 April 20 May 1 May 21 June 1 September 14 December 24 December 25 December 31	January 1 January 21 January 22 January 23 January 24 January 27 January 28 January 29 February 28 April 2 April 3 May 1 June 25 June 26 October 1 October 2 October 9	January 1 February 10 April 6 April 13 April 14 April 15 May 1 May 4 May 6 June 3 July 6 July 28 August 12 October 13 October 23 December 7 December 10 December 31

Turkey	United Kingdom
January 1 April 23 May 1 May 19 May 25 May 26 July 15 July 30 July 31 August 3 October 28 October 29	January 1 January 20 February 17 April 10 April 13 May 1 May 8 May 25 July 3 August 31 October 12 November 11 November 26 December 24 December 25 December 28 December 31
Redemption
The longest redemption cycle for a Fund is a function of the redemption cycles of the countries whose stocks are held by the Fund.
Dividends, Other Distributions and Taxes
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. Federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. While there are minor changes to the RIC rules, the Tax Act makes changes to the tax rules affecting shareholders
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and each Fund, including various investments that each Fund may make. Potential investors are urged to consult their own tax advisors for more detailed information.
Dividends and other Distributions
As stated in the Prospectus, each Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discount, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share. Each Fund also distributes the excess of its net short-term capital gain over net long-term capital loss (“short-term gain”), if any, annually but may make more frequent distributions thereof if necessary to avoid federal income or excise taxes. Each Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this distribution policy, or postpone the payment of distributions, if a Fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.
Investors should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).
Taxes
Regulated Investment Company Status. Each Fund is treated as a separate entity for federal tax purposes and intends to qualify, or to continue to qualify, for treatment as a RIC. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.
To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income (“Distribution Requirement”) and 90% of its net exempt interest income and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying Income”): (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.
Although each Fund intends to satisfy, or to continue to satisfy, all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation a Fund uses, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more funds.
If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 21%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”)) if certain holding period and other requirements are met) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”) provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.
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Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.
Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates applicable to QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.
Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to
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increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrecognized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the option. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures, or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may elect to accrue and include in income each taxable year a portion of the bonds’ market discount. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Income from REITs. A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
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The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “who are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from a REIT the excess inclusion income of which exceeded 3% of the REIT’s dividends. A Fund will not invest directly in REMIC residual interests, and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
Each Fund may invest in REITs. REIT dividends and capital gain distributions are generally effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) qualified REIT dividends and (2) qualified publicly traded partnership income. Recently issued proposed regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of qualified publicly traded partnership income, but that pass-through is not currently available. As a result, an investor who investors directly in qualified publicly traded partnerships will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund that invests in qualified publicly traded partnerships currently will not.
Taxation of Shareholders.
Basis Election and Reporting. A shareholder’s basis in Shares of a Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to decide the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Foreign Account Tax Compliance Act (“FATCA”). As mentioned in the Prospectus, under FATCA “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. That withholding tax generally can be avoided, however, as discussed below.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.
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Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
* * * * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.
Capital Loss Carryforwards. As of October 31, 2019, the following operational Funds had capital loss carryforwards available to offset future capital gains in the respective amounts, through the year indicated below:
	Utilized in Current Year	Unlimited Short-Term	Unlimited Long-Term
Funds
Direxion Daily CSI 300 China A Share Bull 2X Shares	$—	$14,914,108	$—
Direxion Daily CSI China Internet Index Bull 2X Shares	$—	$43,385,961	$—
Direxion Daily MSCI European Financials Bull 2X Shares	$—	$ 2,325,277	$—
Direxion Daily S&P 500® Bull 2X Shares	$—	$ —	$—
Direxion Daily Small Cap Bull 2X Shares	$—	$ 116,642	$8,777
For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of capital losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Thereafter, capital losses carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. A Fund must use losses that do not expire before it uses losses that do expire and a Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and as noted above, would not be distributed as such to shareholders.
Financial Statements
The Funds' financial statements for the fiscal year ended October 31, 2019, are incorporated herein by reference from the Funds' Annual Report to Shareholders dated October 31, 2019.
To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the contact information listed below:
Write to:	Direxion Shares ETF Trust 1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
71

APPENDIX A
Description of Corporate Bond Ratings
Moody’s Investors Service and S&P Global Ratings are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.
Moody’s Investors Service – Global Long-Term Ratings
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non- standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service – National Scale Long-Term Ratings
Moody’ s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.
A-1

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.
S&P Global Ratings – Long-Term Issue Credit Ratings*
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:
•	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
A-2

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. NR indicates that a rating has not been assigned or is no longer assigned.
Moody’s Investors Service – Municipal Short Term Debt and Demand Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings – Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings analysis will review the following considerations:
•	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
A-3

D: 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s Investors Service – Global Short Term Rating Scale
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings –Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
A-4

Direxion Shares ETF Trust
Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
3X Bull Funds	3X Bear Funds
Direxion Daily Mid Cap Bull 3X Shares (MIDU)	Direxion Daily Mid Cap Bear 3X Shares (MIDZ)
Direxion Daily S&P 500® Bull 3X Shares (SPXL)	Direxion Daily S&P 500® Bear 3X Shares (SPXS)
Direxion Daily Small Cap Bull 3X Shares (TNA)	Direxion Daily Small Cap Bear 3X Shares (TZA)
Direxion Daily Dow 30 Bull 3X Shares	Direxion Daily Dow 30 Bear 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares (HIBL)	Direxion Daily S&P 500® High Beta Bear 3X Shares (HIBS)
Direxion Daily MSCI Brazil Bull 3X Shares (BRZU)	Direxion Daily MSCI Brazil Bear 3X Shares
Direxion Daily MSCI Canada Bull 3X Shares	Direxion Daily MSCI Canada Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares (YINN)	Direxion Daily FTSE China Bear 3X Shares (YANG)
Direxion Daily MSCI Developed Markets Bull 3X Shares (DZK)	Direxion Daily MSCI Developed Markets Bear 3X Shares (DPK)
Direxion Daily MSCI Emerging Markets Bull 3X Shares (EDC)	Direxion Daily MSCI Emerging Markets Bear 3X Shares (EDZ)
Direxion Daily FTSE Europe Bull 3X Shares (EURL)
Direxion Daily MSCI India Bull 3X Shares (INDL)	Direxion Daily MSCI India Bear 3X Shares
Direxion Daily MSCI Italy Bull 3X Shares	Direxion Daily MSCI Italy Bear 3X Shares
Direxion Daily MSCI Japan Bull 3X Shares (JPNL)
Direxion Daily Latin America Bull 3X Shares (LBJ)
Direxion Daily MSCI Mexico Bull 3X Shares (MEXX)	Direxion Daily MSCI Mexico Bear 3X Shares
Direxion Daily Russia Bull 3X Shares (RUSL)	Direxion Daily Russia Bear 3X Shares (RUSS)
Direxion Daily MSCI South Korea Bull 3X Shares (KORU)	Direxion Daily MSCI South Korea Bear 3X Shares
Direxion Daily MSCI Turkey Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares (DFEN)	Direxion Daily Aerospace & Defense Bear 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares (LABU)	Direxion Daily S&P Biotech Bear 3X Shares (LABD)
Direxion Daily Communication Services Index Bull 3X Shares (TAWK)	Direxion Daily Communication Services Index Bear 3X Shares (MUTE)
Direxion Daily Consumer Discretionary Bull 3X Shares (WANT)	Direxion Daily Consumer Discretionary Bear 3X Shares (PASS)
Direxion Daily Consumer Staples Bull 3X Shares (NEED)	Direxion Daily Consumer Staples Bear 3X Shares (LACK)
Direxion Daily Energy Bull 3X Shares (ERX)	Direxion Daily Energy Bear 3X Shares (ERY)
Direxion Daily Financial Bull 3X Shares (FAS)	Direxion Daily Financial Bear 3X Shares (FAZ)
Direxion Daily Gold Miners Index Bull 3X Shares (NUGT)	Direxion Daily Gold Miners Index Bear 3X Shares (DUST)
Direxion Daily Healthcare Bull 3X Shares (CURE)
Direxion Daily Homebuilders & Supplies Bull 3X Shares (NAIL)	Direxion Daily Homebuilders & Supplies Bear 3X Shares
Direxion Daily Industrials Bull 3X Shares (DUSL)	Direxion Daily Industrials Bear 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares (WEBL)	Direxion Daily Dow Jones Internet Bear 3X Shares (WEBS)
Direxion Daily Junior Gold Miners Index Bull 3X Shares (JNUG)	Direxion Daily Junior Gold Miners Index Bear 3X Shares (JDST)
Direxion Daily Metals & Mining Bull 3X Shares	Direxion Daily Metals & Mining Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares (GASL)	Direxion Daily Natural Gas Related Bear 3X Shares (GASX)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares (GUSH)	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares (DRIP)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares (PILL)	Direxion Daily Pharmaceutical & Medical Bear 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares (DRN)	Direxion Daily MSCI Real Estate Bear 3X Shares (DRV)
Direxion Daily Regional Banks Bull 3X Shares (DPST)	Direxion Daily Regional Banks Bear 3X Shares (WDRW)
Direxion Daily Retail Bull 3X Shares (RETL)	Direxion Daily Retail Bear 3X Shares

3X Bull Funds	3X Bear Funds
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares (UBOT)
Direxion Daily Semiconductor Bull 3X Shares (SOXL)	Direxion Daily Semiconductor Bear 3X Shares (SOXS)
Direxion Daily Technology Bull 3X Shares (TECL)	Direxion Daily Technology Bear 3X Shares (TECS)
Direxion Daily Transportation Bull 3X Shares (TPOR)	Direxion Daily Transportation Bear 3X Shares
Direxion Daily Utilities Bull 3X Shares (UTSL)	Direxion Daily Utilities Bear 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares (TYD)	Direxion Daily 7-10 Year Treasury Bear 3X Shares (TYO)
Direxion Daily 20+ Year Treasury Bull 3X Shares (TMF)	Direxion Daily 20+ Year Treasury Bear 3X Shares (TMV)
February 28, 2020
The shares offered in this prospectus (each a “Fund” and collectively the “Funds”) are, or upon commencement of operations will be, listed and traded on the NYSE Arca, Inc.
The Funds seek daily leveraged investment results and are intended to be used as short-term trading vehicles. The Funds with “Bull” in their names attempt to provide daily investment results that correspond to three times the performance of an underlying index and are collectively referred to as the “Bull Funds.” Each Fund with “Bear” in its name attempts to provide daily investment results that correspond to three times the inverse (or opposite) of the performance of an underlying index and are collectively referred to as the “Bear Funds.”
The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)	The Funds pursue daily leveraged investment objectives, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of their underlying index.
(2)	Each Bear Fund pursues a daily leveraged investment objective that is inverse to the performance of its underlying index, a result opposite of most mutual funds and exchange-traded funds.
(3)	The pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index may affect a Fund’s return as much as, or more than, the return of the underlying index. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying index for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)	understand the risks associated with the use of leverage;
(b)	understand the consequences of seeking daily leveraged investment results;
(c)	for a Bear Fund, understand the risk of shorting; and
(d)	intend to actively monitor and manage their investments.
Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
If a Fund’s underlying index moves more than 30% on a given trading day in a direction adverse to the Fund, the Fund’s investors would lose all of their money. The Funds’ investment adviser, Rafferty Asset Management, LLC, will attempt to position each Fund’s portfolio to ensure that a Fund does not gain or lose more than 90% of its net asset value on a given trading day. As a consequence, a Fund’s portfolio should not be responsive to underlying index movements beyond 30% on a given trading day, whether that movement is favorable or adverse to the Fund. For example, if a Bull Fund’s underlying index was to gain 35% on a given trading day, that Fund should be limited to a gain of 90% for that day, which corresponds to 300% of an underlying index gain of 30%, rather than 300% of an underlying index gain of 35%.
IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper free of charge. To elect to continue to receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

other service providers	726
Distributions	726
Taxes	727
Additional Information	729
Index Licensors	729
Financial Highlights	735
More Information on the Direxion Shares ETF Trust	Back Cover

Summary Section
Direxion Daily Mid Cap Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Mid Cap Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P MidCap 400® Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.24%
Acquired Fund Fees and Expenses(1)	0.08%
Total Annual Fund Operating Expenses	1.07%
Expense Cap/Reimbursement(2)	-0.04%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.03%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$105	$336	$586	$1,302
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio. However, this portfolio turnover rate

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is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a float-adjusted market capitalization weighted index that attempts to measures the performance of 400 mid-sized companies in the United States. To be eligible for inclusion in the Index, a company must have an unadjusted market capitalization between $2.4 billion and $8.2 billion (USD). Standard & Poor’s then selects securities for inclusion in the Index based on additional market values, liquidity, financial viability, and industry diversification requirements. As of December 31, 2019 the Index constituents had a median total market capitalization of $4.3 billion, total market capitalizations ranging from $1.1 billion to $12.6 billion and were concentrated in the information technology, financials, and industrials sectors. The Index rebalances quarterly.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a
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shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.33%. The Index’s highest volatility rate for any one calendar year during the five-year period was 16.14% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 9.03%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
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Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject
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to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
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Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to June 29, 2012 reflects the Fund’s previous daily leveraged investment objective, before fees and expenses, of 300% of the Russell MidCap® Index. After June 29, 2012, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 300% of the S&P MidCap 400® Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 45.20% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -52.78% for the quarter ended September 30, 2011. The year-to-date return as of December 31, 2019 was 76.78%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	76.78%	16.40%	27.18%
Return After Taxes on Distributions	76.45%	15.86%	25.20%
Return After Taxes on Distributions and Sale of Fund Shares	45.65%	13.01%	22.57%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	26.20%	9.03%	12.72%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2009	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
7	Direxion Shares ETF Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P MidCap 400® Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.
Direxion Shares ETF Trust Prospectus	8

Direxion Daily Mid Cap Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Mid Cap Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P MidCap® 400 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.80%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses	1.68%
Expense Cap/Reimbursement(2)	-0.60%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.08%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$110	$471	$856	$1,937
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
9	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a float-adjusted market capitalization weighted index that attempts to measures the performance of 400 mid-sized companies in the United States. To be eligible for inclusion in the Index, a company must have an unadjusted market capitalization between $2.4 billion and $8.2 billion (USD). Standard & Poor’s then selects securities for inclusion in the Index based on additional market values, liquidity, financial viability, and industry diversification requirements. As of December 31, 2019 the Index constituents had a median total market capitalization of $4.3 billion, total market capitalizations ranging from $1.1 billion to $12.6 billion and were concentrated in the information technology, financials, and industrials sectors. The Index rebalances quarterly.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance
Direxion Shares ETF Trust Prospectus	10

for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.33%. The Index’s highest volatility rate for any one calendar year during the five-year period was 16.14% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 9.03%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track
11	Direxion Shares ETF Trust Prospectus

the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund.
Direxion Shares ETF Trust Prospectus	12

As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective.
The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such
13	Direxion Shares ETF Trust Prospectus

companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Direxion Shares ETF Trust Prospectus	14

Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to June 29, 2012 reflects the Fund’s previous daily inverse leveraged investment objective, before fees and expenses, of -300% of the Russell MidCap® Index. After June 29, 2012, the Fund began to seek a daily inverse leveraged investment objective, before fees and expenses, of -300% of the S&P MidCap® 400 Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 66.60% for the quarter ended December 31, 2018 and its lowest calendar quarter return was -39.05% for the quarter ended December 31, 2011. The year-to-date return as of December 31, 2019 was -52.49%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	-52.49%	-29.85%	-40.40%
Return After Taxes on Distributions	-52.75%	-29.94%	-40.44%
Return After Taxes on Distributions and Sale of Fund Shares	-31.04%	-18.16%	-13.22%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	26.20%	9.03%	12.72%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2009	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem
15	Direxion Shares ETF Trust Prospectus

Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P MidCap® 400 Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap® 400 Index.
Direxion Shares ETF Trust Prospectus	16

Direxion Daily S&P 500® Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily S&P 500® Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P 500® Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.20%
Acquired Fund Fees and Expenses(1)	0.06%
Total Annual Fund Operating Expenses	1.01%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
Standard & Poor’s® selects the stocks comprising the Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company’s shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. As of December 31, 2019, the Index consisted of 505 constituents, which had a median total market capitalization of $23.6 billion, total market capitalizations ranging from $2.9 billion
17	Direxion Shares ETF Trust Prospectus

to $1.3 trillion and were concentrated in the information technology sector. The Index is rebalanced quarterly.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s
Direxion Shares ETF Trust Prospectus	18

annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 13.43%. The Index’s highest volatility rate for any one calendar year during the five-year period was 17.11% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 11.70%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
19	Direxion Shares ETF Trust Prospectus

In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear
Direxion Shares ETF Trust Prospectus	20

the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject
21	Direxion Shares ETF Trust Prospectus

to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to June 29, 2012 reflects the Fund’s previous daily leveraged investment objective, before fees and expenses, of 300% of the Russell 1000® Index. After June 29, 2012, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 300% of the S&P 500® Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 42.39% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -43.87% for the quarter ended September 30, 2011. The year-to-date return as of December 31, 2019 was 103.29%.
Direxion Shares ETF Trust Prospectus	22

Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	103.29%	26.13%	32.26%
Return After Taxes on Distributions	102.70%	25.58%	31.87%
Return After Taxes on Distributions and Sale of Fund Shares	61.28%	21.38%	28.68%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares
(ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
23	Direxion Shares ETF Trust Prospectus

Direxion Daily S&P 500® Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily S&P 500® Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P 500® Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.20%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	1.07%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$109	$340	$590	$1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). In addition, the Fund may invest a portion of its assets in a long position in the Direxion Daily S&P 500® Bear 1X Shares (the "Underlying Fund"), another series of the Direxion Shares ETF Trust managed by the Adviser. On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
Standard & Poor’s® selects the stocks comprising the Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company’s shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. As of December 31, 2019, the Index consisted of 505 constituents, which had a median total market capitalization of $23.6 billion, total market capitalizations ranging from $2.9 billion to $1.3 trillion and were concentrated in the information technology sector. The Index is rebalanced quarterly.
Direxion Shares ETF Trust Prospectus	24

The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. The Fund may also invest in the Underlying Fund. The Underlying Fund's investment objective is to provide inverse exposure to the Index utilizing an investment strategy and investments that are similar to the Fund. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return
25	Direxion Shares ETF Trust Prospectus

less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 13.43%. The Index’s highest volatility rate for any one calendar year during the five-year period was 17.11% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 11.70%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
Direxion Shares ETF Trust Prospectus	26

If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that
27	Direxion Shares ETF Trust Prospectus

is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Underlying Fund Investment Risk – The Fund may invest a portion of its assets in the Underlying Fund, an ETF traded in the secondary market. The performance of the Fund may be impacted by the performance of the market price of the shares of the Underlying Fund. The Fund’s net asset value is expected to change with a change in the value of the Underlying Fund’s shares, which are impacted by the value of the Underlying Fund’s investments. An investment in the Fund may entail more fees and expenses. Please also see “Other Investment Companies (including ETFs) Risk” and “Market Price Variance Risk.” Further, to the extent that the Adviser does not waive fees in an amount equal to the fees it earns from the Fund’s investment in the Underlying Fund, the Adviser is subject to a conflict of interest when investing the Fund’s assets in the Underlying Fund as it will earn advisory fees from both the Fund and the Underlying Fund.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent
Direxion Shares ETF Trust Prospectus	28

on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year.
29	Direxion Shares ETF Trust Prospectus

The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to June 29, 2012 reflects the Fund’s previous daily inverse leveraged investment objective, before fees and expenses, of -300% of the Russell 1000® Index. After June 29, 2012, the Fund began to seek a daily inverse leveraged investment objective, before fees and expenses, of -300% of the S&P 500® Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 44.95% for the quarter ended December 31, 2018 and its lowest calendar quarter return was -36.44% for the quarter ended December 31, 2011. The year-to-date return as of December 31, 2019 was -56.62%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	-56.62%	-33.42%	-39.74%
Return After Taxes on Distributions	-56.85%	-33.53%	-39.79%
Return After Taxes on Distributions and Sale of Fund Shares	-33.48%	-19.53%	-13.20%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	30

Index Information
The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
31	Direxion Shares ETF Trust Prospectus

Direxion Daily Small Cap Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Small Cap Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Russell 2000® Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.20%
Acquired Fund Fees and Expenses(1)	0.17%
Total Annual Fund Operating Expenses	1.12%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. As of December 31, 2019, the Index consisted of 1,995 holdings, which had an average market capitalization of $1.3 billion, total market capitalizations ranging from $12.7 million to $8.3 billion and were concentrated in the financial services and healthcare sectors.
Direxion Shares ETF Trust Prospectus	32

The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s
33	Direxion Shares ETF Trust Prospectus

annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 16.38%. The Index’s highest volatility rate for any one calendar year during the five-year period was 18.43% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 8.23%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
Direxion Shares ETF Trust Prospectus	34

In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear
35	Direxion Shares ETF Trust Prospectus

the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts
Direxion Shares ETF Trust Prospectus	36

and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 53.10% for the quarter ended December 31, 2010 and its lowest calendar quarter return was -59.64% for the quarter ended September 30, 2011. The year-to-date return as of December 31, 2019 was 71.82%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	71.82%	12.49%	21.38%
Return After Taxes on Distributions	71.61%	12.43%	21.21%
Return After Taxes on Distributions and Sale of Fund Shares	42.63%	9.99%	18.53%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	25.52%	8.23%	11.83%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax
37	Direxion Shares ETF Trust Prospectus

returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The Russell 2000® Index is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation regarding the advisability of investing in the Fund.
Direxion Shares ETF Trust Prospectus	38

Direxion Daily Small Cap Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Small Cap Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Russell 2000® Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.20%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	1.07%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$109	$340	$590	$1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). In addition, the Fund may invest a portion of its assets in a long position in the Direxion Daily Small Cap Bear 1X Shares (the "Underlying Fund"), another series of the Direxion Shares ETF Trust managed by the Adviser. On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. As of December 31, 2019, the Index consisted of 1,995 holdings, which had an average market capitalization of $1.3 billion, total market capitalizations ranging from $12.7 million to $8.3 billion and were concentrated in the financial services and healthcare sectors.
39	Direxion Shares ETF Trust Prospectus

The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. The Fund may also invest in the Underlying Fund. The Underlying Fund's investment objective is to provide inverse exposure to the Index utilizing an investment strategy and investments that are similar to the Fund. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return
Direxion Shares ETF Trust Prospectus	40

less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 16.38%. The Index’s highest volatility rate for any one calendar year during the five-year period was 18.43% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 8.23%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
41	Direxion Shares ETF Trust Prospectus

If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that
Direxion Shares ETF Trust Prospectus	42

is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Underlying Fund Investment Risk – The Fund may invest a portion of its assets in the Underlying Fund, an ETF traded in the secondary market. The performance of the Fund may be impacted by the performance of the market price of the shares of the Underlying Fund. The Fund’s net asset value is expected to change with a change in the value of the Underlying Fund’s shares, which are impacted by the value of the Underlying Fund’s investments. An investment in the Fund may entail more fees and expenses. Please also see “Other Investment Companies (including ETFs) Risk” and “Market Price Variance Risk.” Further, to the extent that the Adviser does not waive fees in an amount equal to the fees it earns from the Fund’s investment in the Underlying Fund, the Adviser is subject to a conflict of interest when investing the Fund’s assets in the Underlying Fund as it will earn advisory fees from both the Fund and the Underlying Fund.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences
43	Direxion Shares ETF Trust Prospectus

for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no
Direxion Shares ETF Trust Prospectus	44

guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 81.10% for the quarter ended December 31, 2018 and its lowest calendar quarter return was -50.10% for the quarter ended December 31, 2011. The year-to-date return as of December 31, 2019 was -53.27%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	-53.27%	-31.67%	-43.97%
Return After Taxes on Distributions	-53.50%	-31.78%	-44.01%
Return After Taxes on Distributions and Sale of Fund Shares	-31.50%	-18.88%	-13.29%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	25.52%	8.23%	11.83%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
45	Direxion Shares ETF Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The Russell 2000® Index is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation regarding the advisability of investing in the Fund.
Direxion Shares ETF Trust Prospectus	46

Direxion Daily Dow 30 Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Dow 30 Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Dow Jones Industrial Average Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged
47	Direxion Shares ETF Trust Prospectus

investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a price-weighted index maintained by S&P Dow Jones Indices, LLC (“S&P”). The Index includes 30 large-capitalization U.S. stocks, excluding utility and transportation companies. Components are selected by S&P through a discretionary process with no predetermined, objective criteria. S&P generally selects components that are “blue chip” U.S. companies that are leaders in their industries, have an excellent reputation, have demonstrated sustained growth and are believed to be of interest to a large number of investors. Despite its name, the Index is not limited to industrial stocks, but instead is designed to measure the U.S. market as a whole. Changes in the composition of the Index happen infrequently and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business.
As of December 31, 2019, the Index was comprised of 30 components which had a median market capitalization of $229.7 billion, market capitalizations ranging from $35.3 billion to $1.3 trillion and were concentrated in the information technology, industrials, and financials sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
Direxion Shares ETF Trust Prospectus	48

The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 13.53%. The Index’s highest volatility rate for any one calendar year during the five-year period was 17.97% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended
December 31, 2019 was 12.59%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly
49	Direxion Shares ETF Trust Prospectus

specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being
Direxion Shares ETF Trust Prospectus	50

materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the
51	Direxion Shares ETF Trust Prospectus

ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website
Direxion Shares ETF Trust Prospectus	52

at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to
Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Dow Jones®, Dow Jones Industrial Average® and DJIA® are trademarks of Dow Jones & Company, Inc. (“Dow Jones®”). Dow Jones® has no relationship to the Fund, other than the licensing of those service marks for use in connection with the Fund’s materials. Dow Jones® does not sponsor, endorse, sell or promote any of the Funds.
53	Direxion Shares ETF Trust Prospectus

Direxion Daily Dow 30 Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Dow 30 Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Dow Jones Industrials Average Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
Direxion Shares ETF Trust Prospectus	54

of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a price-weighted index maintained by S&P Dow Jones Indices, LLC (“S&P”). The Index includes 30 large-capitalization U.S. stocks, excluding utility and transportation companies. Components are selected by S&P through a discretionary process with no predetermined, objective criteria. S&P generally selects components that are “blue chip” U.S. companies that are leaders in their industries, have an excellent reputation, have demonstrated sustained growth and are believed to be of interest to a large number of investors. Despite its name, the Index is not limited to industrial stocks, but instead is designed to measure the U.S. market as a whole. Changes in the composition of the Index happen infrequently and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business.
As of December 31, 2019, the Index was comprised of 30 components which had a median market capitalization of $229.7 billion, market capitalizations ranging from $35.3 billion to $1.3 trillion and were concentrated in the information technology, industrials, and financials sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below
55	Direxion Shares ETF Trust Prospectus

illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 13.53%. The Index’s highest volatility rate for any one calendar year during the five-year period was 17.97% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 12.59%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of
Direxion Shares ETF Trust Prospectus	56

inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the
57	Direxion Shares ETF Trust Prospectus

Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Direxion Shares ETF Trust Prospectus	58

Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
59	Direxion Shares ETF Trust Prospectus

Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares
(ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Dow Jones®, Dow Jones Industrial Average® and DJIA® are trademarks of Dow Jones & Company, Inc. (“Dow Jones®”). Dow Jones® has no relationship to the Fund, other than the licensing of those service marks for use in connection with the Fund’s materials. Dow Jones® does not sponsor, endorse, sell or promote any of the Funds.
Direxion Shares ETF Trust Prospectus	60

Direxion Daily S&P 500® High Beta Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily S&P 500® High Beta Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P 500® High Beta Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.22%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	1.00%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.98%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$100	$316	$551	$1,223
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities
61	Direxion Shares ETF Trust Prospectus

of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”). The Index Provider selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements, or “beta,” over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the most volatile securities of the S&P 500® Index. The Index Provider utilizes the daily price changes over the previous year to determine the beta of each security included in the S&P 500® Index and then ranks each security based on its calculated beta. The Index Provider excludes any security that does not have 252 days of daily price history. The Index is reviewed and rebalanced quarterly.
As of December 31, 2019 the Index consisted of 98 components that had a median total market capitalization of $20.8 billion, total market capitalizations ranging from $5 billion to $1.3 trillion and were concentrated in the information technology sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable
Direxion Shares ETF Trust Prospectus	62

daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 20.74%. The Index’s highest volatility rate for any one calendar year during the five-year period was 25.93% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 8.28%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage,
63	Direxion Shares ETF Trust Prospectus

imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment
Direxion Shares ETF Trust Prospectus	64

objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
High Beta Investing Risk — Beta investing entails investing in securities that are more sensitive to changes in the market, and thus are more volatile based on historical market index data. The Fund may be more volatile since it tracks the Index, which is designed to provide exposure to securities that have a higher beta and thus more volatility. Volatile stocks may be subject to sharp swings in value, and may change unpredictably, affecting the value of such equity securities and, consequently, the value of the Fund. Additionally, the Fund’s use of leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not employ leverage.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable
65	Direxion Shares ETF Trust Prospectus

to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Direxion Shares ETF Trust Prospectus	66

Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2019	Portfolio Manager
Tony Ng	Since Inception in November 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500® High Beta Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® High Beta Index.
67	Direxion Shares ETF Trust Prospectus

Direxion Daily S&P 500® High Beta Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily S&P 500® High Beta Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P 500® High Beta Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.22%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	1.09%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.07%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$109	$345	$599	$1,327
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse
Direxion Shares ETF Trust Prospectus	68

(opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”). The Index Provider selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements, or “beta,” over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the most volatile securities of the S&P 500® Index. The Index Provider utilizes the daily price changes over the previous year to determine the beta of each security included in the S&P 500® Index and then ranks each security based on its calculated beta. The Index Provider excludes any security that does not have 252 days of daily price history. The Index is reviewed and rebalanced quarterly.
As of December 31, 2019 the Index consisted of 98 components that had a median total market capitalization of $20.8 billion, total market capitalizations ranging from $5 billion to $1.3 trillion and were concentrated in the information technology sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a)
69	Direxion Shares ETF Trust Prospectus

Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 20.74%. The Index’s highest volatility rate for any one calendar year during the five-year period was 25.93% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 8.28%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may
Direxion Shares ETF Trust Prospectus	70

not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and
71	Direxion Shares ETF Trust Prospectus

will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
High Beta Investing Risk — Beta investing entails investing in securities that are more sensitive to changes in the market, and thus are more volatile based on historical market index data. The Fund may be more volatile since it tracks the Index, which is designed to provide exposure to securities that have a higher beta and thus more volatility. Volatile stocks may be subject to sharp swings in value, and may change unpredictably, affecting the value of such equity securities and, consequently, the value of the Fund. Additionally, the Fund’s use of leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not employ leverage.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector
Direxion Shares ETF Trust Prospectus	72

may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
73	Direxion Shares ETF Trust Prospectus

Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2019	Portfolio Manager
Tony Ng	Since Inception in November 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500® High Beta Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® High Beta Index.
Direxion Shares ETF Trust Prospectus	74

Direxion Daily MSCI Brazil Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Brazil Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MSCI Brazil 25/50 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.20%
Acquired Fund Fees and Expenses(1)	0.34%
Total Annual Fund Operating Expenses	1.29%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$131	$409	$708	$1,556
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 208% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
Brazil is considered an “emerging market,” as that term is defined by the index provider. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have
75	Direxion Shares ETF Trust Prospectus

the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed markets.
The Index is designed to measure the performance of the large- and mid-capitalization segments of the Brazilian equity market, covering approximately 85% of the free float-adjusted market capitalization of Brazilian issuers. The Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights such that no more than 25% of the Index’s value may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the Index should not exceed 50% of its value. The Index is rebalanced quarterly.
As of December 31, 2019, the Index had 55 constituents, which had an average market capitalization of $8.5 billion, total market capitalizations ranging from $1.5 billion to $43.2 billion and were concentrated in the financials sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,”
“day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows
Direxion Shares ETF Trust Prospectus	76

estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 30.41%. The Index’s highest volatility rate for any one calendar year during the five-year period was 36.82% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 8.60%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the
Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
77	Direxion Shares ETF Trust Prospectus

The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours,
Direxion Shares ETF Trust Prospectus	78

and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Brazilian Securities Risk - Brazil’s economy is heavily dependent on trading with key partners. Any increase or decrease in the volume of this trading, changes in taxes or tariffs, or variance in political relationships between nations may impact the Brazilian economy in a way that would be adverse to the Fund’s investments. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. Additionally, investments in Brazil may be subject to any positive or adverse effects of the varying nature of its economic landscape with respect to expropriation and/or nationalization of assets; strengthened or lessened restrictions on, and government intervention in, international trade; confiscatory taxation; political instability, including authoritarian and/or military involvement in governmental decision making; and armed conflict and its impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to
79	Direxion Shares ETF Trust Prospectus

competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Direxion Shares ETF Trust Prospectus	80

Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 76.37% for the quarter ended September 30, 2017 and its lowest calendar quarter return was -73.85% for the quarter ended September 30, 2015. The year-to-date return as of December 31, 2019 was 56.82%.
81	Direxion Shares ETF Trust Prospectus

Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (4/10/2013)
Return Before Taxes	56.82%	-14.64%	-28.94%
Return After Taxes on Distributions	56.25%	-14.79%	-29.04%
Return After Taxes on Distributions and Sale of Fund Shares	33.70%	-10.26%	-15.81%
MSCI Brazil 25/50 Index (reflects no deduction for fees, expenses or taxes)	27.65%	8.60%	1.18%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.65%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the five-year and since inception periods because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in May 2013	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
If a market disruption event or other significant event occurs that impacts the Fund during which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. During the period that creations units are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also seek to change its investment objective by, for example, seeking to track an alternative index. Alternatively, the Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	82

Direxion Daily MSCI Brazil Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Brazil Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the MSCI Brazil 25/50 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
83	Direxion Shares ETF Trust Prospectus

of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
Brazil is considered an “emerging market,” as that term is defined by the index provider. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed markets.
The Index is designed to measure the performance of the large- and mid-capitalization segments of the Brazilian equity market, covering approximately 85% of the free float-adjusted market capitalization of Brazilian issuers. The Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights such that no more than 25% of the Index’s value may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the Index should not exceed 50% of its value. The Index is rebalanced quarterly.
As of December 31, 2019, the Index had 55 constituents, which had an average market capitalization of $8.5 billion, total market capitalizations ranging from $1.5 billion to $43.2 billion and were concentrated in the financials sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance
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for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 30.41%. The Index’s highest volatility rate for any one calendar year during the five-year period was 36.82% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 8.60%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track
85	Direxion Shares ETF Trust Prospectus

the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund.
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As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Brazilian Securities Risk - Brazil’s economy is heavily dependent on trading with key partners. Any increase or decrease in the volume of this trading, changes in taxes or tariffs, or variance in political relationships between nations may impact the Brazilian economy in a way that would be adverse to the Fund’s investments. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. Additionally, investments in Brazil may be subject to any positive or adverse effects of the varying nature of its economic landscape with respect to expropriation and/or nationalization of assets; strengthened or lessened restrictions on, and government intervention in, international trade; confiscatory taxation; political instability, including authoritarian and/or military involvement in governmental decision making; and armed conflict and its impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
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Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
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High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
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Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily MSCI Canada Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Canada Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MSCI Canada Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged
91	Direxion Shares ETF Trust Prospectus

investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is designed to measure the performance of the large- and mid-capitalization segments of the Canadian equity market, covering approximately 85% of the free float-adjusted market capitalization in Canada. The Index consists of stocks that primarily trade on the Toronto Stock Exchange. The Index is reviewed and rebalanced semi-annually.
As of December 31, 2019, the Index was comprised of 90 constituents which had an average total market capitalization of $16.8 billion, total market capitalizations ranging from $1.4 billion to $113.6 billion and were concentrated in the financials and energy sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and
Direxion Shares ETF Trust Prospectus	92

Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.50%. The Index’s highest volatility rate for any one calendar year during the five-year period was 19.43% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 2.97%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives
93	Direxion Shares ETF Trust Prospectus

may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens
Direxion Shares ETF Trust Prospectus	94

or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Canadian Securities Risk — The United States is Canada’s largest trading and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has increased significantly. In 2018, the United States, Mexico, and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces NAFTA. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canadian Parliament for implementation. The adoption of USMCA may have a significant impact on the Canadian economy and, consequently, the value of the securities held by the Fund. The Canadian economy is also dependent upon external trade with other key trading partners, including China and the European Union. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.
Energy Sector Risk — Companies that engage in energy-related businesses and companies primarily involved in the production and mining of coal, development and production of oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services are subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies and legislation. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disaster and terrorist attacks, impact energy company securities.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are
95	Direxion Shares ETF Trust Prospectus

dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts
Direxion Shares ETF Trust Prospectus	96

and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
97	Direxion Shares ETF Trust Prospectus

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	98

Direxion Daily MSCI Canada Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Canada Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the MSCI Canada Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
99	Direxion Shares ETF Trust Prospectus

of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is designed to measure the performance of the large- and mid-capitalization segments of the Canadian equity market, covering approximately 85% of the free float-adjusted market capitalization in Canada. The Index consists of stocks that primarily trade on the Toronto Stock Exchange. The Index is reviewed and rebalanced semi-annually.
As of December 31, 2019, the Index was comprised of 90 constituents which had an average total market capitalization of $16.8 billion, total market capitalizations ranging from $1.4 billion to $113.6 billion and were concentrated in the financials and energy sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual
Direxion Shares ETF Trust Prospectus	100

borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.50%. The Index’s highest volatility rate for any one calendar year during the five-year period was 19.43% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 2.97%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a
101	Direxion Shares ETF Trust Prospectus

specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
Direxion Shares ETF Trust Prospectus	102

If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Canadian Securities Risk — The United States is Canada’s largest trading and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of North American
Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has increased significantly. In 2018, the United States, Mexico, and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces NAFTA. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canadian Parliament for implementation. The adoption of USMCA may have a significant impact on the Canadian economy and, consequently, the value of the securities held by the Fund. The Canadian economy is also dependent upon external trade with other key trading partners, including China and the European Union. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.
Energy Sector Risk — Companies that engage in energy-related businesses and companies primarily involved in the production and mining of coal, development and production of oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services are subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies and legislation. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disaster and terrorist attacks, impact energy company securities.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to
103	Direxion Shares ETF Trust Prospectus

competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
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Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
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Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily FTSE China Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily FTSE China Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the FTSE China 50 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.22%
Acquired Fund Fees and Expenses(1)	0.42%
Total Annual Fund Operating Expenses	1.39%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.37%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$139	$438	$759	$1,667
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 142% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
107	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
China is considered an “emerging market,” as that term is defined by the index provider. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.
The Index consists of the 50 largest and most liquid public Chinese companies currently trading on the Stock Exchange of Hong Kong (“SEHK”). Securities in the Index are weighted based on the total market value of their shares, so that securities with higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings and are capped to prevent the Index from being overly concentrated in any one stock. The Index is rebalanced quarterly.
As of December 31, 2019, the Index constituents had an average market capitalization of $18.6 billion, total market capitalizations ranging from $1.2 billion to $84.7 billion and were concentrated in the financial services and technology sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact
Direxion Shares ETF Trust Prospectus	108

on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 20.80%. The Index’s highest volatility rate for any one calendar year during the five-year period was 25.55% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 4.47%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
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Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Chinese Securities Risks — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
Chinese Government Risk
The Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced inflation or otherwise regulated economic expansion. If such past actions were to continue, they may have significant adverse effects on the economic conditions in China. The Chinese government also strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulation that may impact the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in Chinese securities could result in a total loss if these companies are re-nationalized or other regulatory actions are taken by the Chinese government.
Chinese Markets Risk
The Chinese securities markets have a limited operating history
111	Direxion Shares ETF Trust Prospectus

and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic and regulatory developments in China and other Asian countries and may experience significant losses in such conditions. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, which may result in Fund shares trading at wider bid-ask spreads and/or premium and discounts to the Fund’s net asset value
Investments in China may also be subject to any positive or adverse effects of the varying nature of its economic landscape with respect to expropriation and/or nationalization of assets, strengthened or lessened restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
Chinese Currency Risk
The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the Chinese government, the United States, foreign governments, central banks or supranational entities, the imposition of current controls of other national or global political or economic developments. The RMB is currently not a freely convertible currency. The Chinese government places strict regulations on RMB and sets the value of RMB to levels dependent on the value of the U.S. Dollar, but the PRC government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. Dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and may reduce the liquidity of Chinese investments. The Fund’s exposure to Chinese securities and therefore, the RMB, may result in volatility.
Hong Kong Securities Risk— The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. The continuation and success of the current political, economic, legal and social policies of Hong Kong are dependent on, and subject to, the control of the Chinese government. Recent social unrest related to the Chinese government’s approach toward Hong Kong have increased the risks of investing in Hong Kong.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Technology Sector Risk — The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies
Direxion Shares ETF Trust Prospectus	112

are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely impact a company’s profitability. A small number of companies represent a large portion of the technology industry. In addition, a rising interest rate environment tends to negatively affect technology companies, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the
113	Direxion Shares ETF Trust Prospectus

possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Prior to December 12, 2013, the Fund sought daily investment results, before fees and expenses, of 300% of the performance of The Bank of New York Mellon China Select ADR Index.
After December 12, 2013, the Fund sought daily investment results, before fees and expenses, of 300% of the performance
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of the FTSE China 25 Index. Effective September 22, 2014, the FTSE China 25 Index changed its methodology and name to the FTSE China 50 Index. The methodology changes were implemented in three phases and were completed on November 24, 2014. After November 24, 2014, the Fund’s performance reflects the new investment objective of seeking daily investment results, before fees and expenses of 300% of the performance of the FTSE China 50 Index.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 90.64% for the quarter ended September 30, 2013 and its lowest calendar quarter return was -64.39% for the quarter ended September 30, 2011. The year-to-date return as of December 31, 2019 was 28.91%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	28.91%	-8.53%	-4.33%
Return After Taxes on Distributions	28.45%	-8.70%	-4.53%
Return After Taxes on Distributions and Sale of Fund Shares	17.38%	-6.21%	-3.12%
FTSE China 50 Index (reflects no deduction for fees, expenses or taxes)	14.53%	4.47%	3.44%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the five-year and ten-year periods because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in December 2009	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily FTSE China Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily FTSE China Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the FTSE China 50 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.24%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.04%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.07%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$109	$349	$608	$1,348
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
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reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
China is considered an “emerging market,” as that term is defined by the index provider. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.
The Index consists of the 50 largest and most liquid public Chinese companies currently trading on the Stock Exchange of Hong Kong (“SEHK”). Securities in the Index are weighted based on the total market value of their shares, so that securities with higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings and are capped to prevent the Index from being overly concentrated in any one stock. The Index is rebalanced quarterly.
As of December 31, 2019, the Index constituents had an average market capitalization of $18.6 billion, total market capitalizations ranging from $1.2 billion to $84.7 billion and were concentrated in the financial services and technology sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s
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holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 20.80%. The Index’s highest volatility rate for any one calendar year during the five-year period was 25.55% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 4.47%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
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The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Chinese Securities Risks — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
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Chinese Government Risk
The Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced inflation or otherwise regulated economic expansion. If such past actions were to continue, they may have significant adverse effects on the economic conditions in China. The Chinese government also strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulation that may impact the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in Chinese securities could result in a total loss if these companies are re-nationalized or other regulatory actions are taken by the Chinese government.
Chinese Markets Risk
The Chinese securities markets have a limited operating history and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic and regulatory developments in China and other Asian countries and may experience significant losses in such conditions. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, which may result in Fund shares trading at wider bid-ask spreads and/or premium and discounts to the Fund’s net asset value
Investments in China may also be subject to any positive or adverse effects of the varying nature of its economic landscape with respect to expropriation and/or nationalization of assets, strengthened or lessened restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
Chinese Currency Risk
The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the Chinese government, the United States, foreign governments, central banks or supranational entities, the imposition of current controls of other national or global political or economic developments. The RMB is currently not a freely convertible currency. The Chinese government places strict regulations on RMB and sets the value of RMB to levels dependent on the value of the U.S. Dollar, but the PRC government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. Dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and may reduce the liquidity of Chinese investments. The Fund’s exposure to Chinese securities and therefore, the RMB, may result in volatility.
Hong Kong Securities Risk— The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. The continuation and success of the current political, economic, legal and social policies of Hong Kong are dependent on, and subject to, the control of the Chinese government. Recent social unrest related to the Chinese government’s approach toward Hong Kong have increased the risks of investing in Hong Kong.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which
121	Direxion Shares ETF Trust Prospectus

may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Technology Sector Risk — The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely impact a company’s profitability. A small number of companies represent a large portion of the technology industry. In addition, a rising interest rate environment tends to negatively affect technology companies, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Direxion Shares ETF Trust Prospectus	122

Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Prior to December 12, 2013, the Fund sought daily investment results, before fees and expenses, of -300% of the performance of The Bank of New York Mellon China Select ADR Index.
After December 12, 2013, the Fund sought daily investment results, before fees and expenses, of -300% of the
123	Direxion Shares ETF Trust Prospectus

performance of the FTSE China 25 Index. Effective September 22, 2014, the FTSE China 25 Index changed its methodology and name to the FTSE China 50 Index. The methodology changes were implemented in three phases and were completed on November 24, 2014. After November 24, 2014, the Fund’s performance reflects the new investment objective of seeking daily investment results, before fees and expenses of -300% of the performance of the FTSE China 50 Index.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 90.17% for the quarter ended September 30, 2011 and its lowest calendar quarter return was -52.58% for the quarter ended September 30, 2013. The year-to-date return as of December 31, 2019 was -40.62%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	-40.62%	-32.53%	-38.66%
Return After Taxes on Distributions	-40.93%	-32.64%	-38.71%
Return After Taxes on Distributions and Sale of Fund Shares	-24.01%	-19.21%	-13.17%
FTSE China 50 Index (reflects no deduction for fees, expenses or taxes)	14.53%	4.47%	3.44%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in December 2009	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	124

Direxion Daily MSCI Developed Markets Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Developed Markets Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MSCI EAFE® Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.58%
Acquired Fund Fees and Expenses(1)	0.21%
Total Annual Fund Operating Expenses	1.54%
Expense Cap/Reimbursement(2)	-0.38%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.16%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$118	$449	$804	$1,802
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
125	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid-capitalization companies across the following 21 developed market countries around the world, excluding the US and Canada: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is reviewed and reconstituted semi-annually.
As of December 31, 2019, the Index consisted of 918 constituents, which had an average market capitalization of $16.2 billion, total market capitalizations ranging from $1.5 billion to $322 billion and were concentrated in the financials and industrials sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a
Direxion Shares ETF Trust Prospectus	126

shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 12.17%. The Index’s highest volatility rate for any one calendar year during the five-year period was 16.87% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 5.67%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
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Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Developed Country Investing Risk — Issuers from developed countries may be subject to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on service sectors (e.g., financial services sector, consumer services, etc.) as the primary means of economic growth. A prolonged slowdown in one or more service sectors is likely to have a negative impact on the economies of certain developed countries. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and may adversely affect certain issuers. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations on certain commodities and regulations impacting the import of commodities may negatively impact developed country economies.
European Economic Risk - The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
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Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.
Japanese Securities Risk - The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000 Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency,
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an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has
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agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 55.36% for the quarter ended September 30, 2010 and its lowest calendar quarter return was -56.63% for the quarter ended September 30, 2011. The year-to-date return as of December 31, 2019 was 62.97%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	62.97%	6.08%	3.19%
Return After Taxes on Distributions	62.32%	5.86%	2.30%
Return After Taxes on Distributions and Sale of Fund Shares	37.58%	4.73%	2.13%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.01%	5.67%	5.50%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in December 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than
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net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily MSCI Developed Markets Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Developed Markets Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the MSCI EAFE® Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	1.72%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses	2.60%
Expense Cap/Reimbursement(2)	-1.52%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.08%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$110	$664	$1,244	$2,821
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
Direxion Shares ETF Trust Prospectus	134

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid-capitalization companies across the following 21 developed market countries around the world, excluding the US and Canada: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is reviewed and reconstituted semi-annually.
As of December 31, 2019, the Index consisted of 918 constituents, which had an average market capitalization of $16.2 billion, total market capitalizations ranging from $1.5 billion to $322 billion and were concentrated in the financials and industrials sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
135	Direxion Shares ETF Trust Prospectus

The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 12.17%. The Index’s highest volatility rate for any one calendar year during the five-year period was 16.87% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 5.67%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
Direxion Shares ETF Trust Prospectus	136

The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for
137	Direxion Shares ETF Trust Prospectus

cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Developed Country Investing Risk — Issuers from developed countries may be subject to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on service sectors (e.g., financial services sector, consumer services, etc.) as the primary means of economic growth. A prolonged slowdown in one or more service sectors is likely to have a negative impact on the economies of certain developed countries. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and may adversely affect certain issuers. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations on certain commodities and regulations impacting the import of commodities may negatively impact developed country economies.
European Economic Risk - The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country
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in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.
Japanese Securities Risk - The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000 Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
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Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment
Direxion Shares ETF Trust Prospectus	140

results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 54.18% for the quarter ended September 30, 2011 and its lowest calendar quarter return was -44.24% for the quarter ended September 30, 2010. The year-to-date return as of December 31, 2019 was -44.67%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	-44.67%	-22.47%	-28.89%
Return After Taxes on Distributions	-45.10%	-22.64%	-28.97%
Return After Taxes on Distributions and Sale of Fund Shares	-26.39%	-14.74%	-12.50%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.01%	5.67%	5.50%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in December 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem
141	Direxion Shares ETF Trust Prospectus

Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	142

Direxion Daily MSCI Emerging Markets Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Emerging Markets Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MSCI Emerging Markets IndexSM (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.22%
Acquired Fund Fees and Expenses(1)	0.38%
Total Annual Fund Operating Expenses	1.35%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.33%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$135	$426	$737	$1,622
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
143	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed economies.
The Index is a free float-adjusted market capitalization weighted index that is designed to represent the performance of large- and mid-capitalizations securities across the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The Index is reconstituted semi-annually.
As of December 31, 2019, the Index consisted of 1,404 constituents, which had an average market capitalization of $4.4 billion, total market capitalizations ranging from $104 million to $358.9 billion and were concentrated in the financials and information technology sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily.
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Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.06%. The Index’s highest volatility rate for any one calendar year during the five-year period was 16.87% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 5.61%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
145	Direxion Shares ETF Trust Prospectus

Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
Direxion Shares ETF Trust Prospectus	146

Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Chinese Securities Risks — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and may impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations
147	Direxion Shares ETF Trust Prospectus

that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca,
Direxion Shares ETF Trust Prospectus	148

Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year.
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The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 64.97% for the quarter ended September 30, 2010 and its lowest calendar quarter return was -65.80% for the quarter ended September 30, 2011. The year-to-date return as of December 31, 2019 was 44.46%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	44.46%	-0.15%	-8.22%
Return After Taxes on Distributions	44.03%	-0.24%	-8.39%
Return After Taxes on Distributions and Sale of Fund Shares	26.48%	-0.12%	-5.57%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.42%	5.61%	3.68%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the five-year and ten-year periods because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in December 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	150

Direxion Daily MSCI Emerging Markets Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Emerging Markets Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the MSCI Emerging Markets IndexSM (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.26%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses	1.14%
Expense Cap/Reimbursement(2)	-0.06%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.08%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$110	$356	$622	$1,381
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
151	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed economies.
The Index is a free float-adjusted market capitalization weighted index that is designed to represent the performance of large- and mid-capitalizations securities across the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The Index is reconstituted semi-annually.
As of December 31, 2019, the Index consisted of 1,404 constituents, which had an average market capitalization of $4.4 billion, total market capitalizations ranging from $104 million to $358.9 billion and were concentrated in the financials and information technology sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily
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performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.06%. The Index’s highest volatility rate for any one calendar year during the five-year period was 16.87% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 5.61%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
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The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to
155	Direxion Shares ETF Trust Prospectus

increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Chinese Securities Risks — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and may impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of
Direxion Shares ETF Trust Prospectus	156

these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or
157	Direxion Shares ETF Trust Prospectus

create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 89.73% for the quarter ended September 30, 2011 and its lowest calendar quarter return was -46.11% for the quarter ended September 30, 2010. The year-to-date return as of December 31, 2019 was -43.18%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	-43.18%	-28.81%	-30.19%
Return After Taxes on Distributions	-43.49%	-28.93%	-30.25%
Return After Taxes on Distributions and Sale of Fund Shares	-25.52%	-17.73%	-12.64%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.42%	5.61%	3.68%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in December 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
159	Direxion Shares ETF Trust Prospectus

Direxion Daily FTSE Europe Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily FTSE Europe Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the FTSE Developed Europe All Cap Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.22%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	1.09%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.07%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
    Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$109	$345	$599	$1,327
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
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reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a market capitalization weighted index that is designed to measure the equity market performance of large-, mid- and small-cap companies in developed European markets. As of December 31, 2019, the Index included securities from the following 16 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Index is rebalanced semi-annually.
As of December 31, 2019, the Index had 1,306 constituents, which had an average market capitalization of $8.1 billion, a median market capitalization of $2.2 billion, total market capitalizations ranging from $54 million to $312.4 billion and were concentrated in the financials and consumer goods sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a
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shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.89%. The Index’s highest volatility rate for any one calendar year during the five-year period was 20.79% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 5.67%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
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Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
European Economic Risk - The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these
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events is not clear but could be significant and far-reaching and materially impact a Fund.
Consumer Goods Sector Risk - Because companies in the consumer goods sector manufacture products, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Additionally, government regulation, including new laws, affecting the permissibility of using various production methods or other types of inputs such as materials, may adversely impact companies in the consumer goods industry. Changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors may adversely impact companies in the consumer goods sector.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business
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operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop
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for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to August 22, 2016 reflects the Fund’s previous daily leveraged investment objective, before fees and expenses, of 300% of the FTSE Developed Europe Index. After August 22, 2016, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 300% of the FTSE Developed Europe All Cap Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 32.15% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -36.89% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 72.93%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (1/22/2014)
Return Before Taxes	72.93%	4.04%	-1.88%
Return After Taxes on Distributions	72.31%	3.84%	-2.07%
Return After Taxes on Distributions and Sale of Fund Shares	43.40%	3.10%	-1.44%
FTSE Developed Europe All Cap Index (reflects no deduction for fees, expenses or taxes)	24.58%	5.67%	3.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the since inception period because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2014	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
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The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily MSCI India Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI India Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MSCI India Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.20%
Acquired Fund Fees and Expenses(1)	0.38%
Total Annual Fund Operating Expenses	1.33%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$135	$421	$729	$1,601
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
India is considered an “emerging market,” as that term is defined by the index provider. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have
169	Direxion Shares ETF Trust Prospectus

the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed markets.
The Index is designed to measure the performance of the large- and mid-capitalization segments of the Indian equity market, covering approximately 85% of the Indian equity universe. The Index is rebalanced semi-annually.
As of December 31, 2019, the Index had 84 constituents which had an average float adjusted total market capitalization of $6.4 billion, total market capitalizations ranging from $877.8 million to $60.5 billion and were concentrated in the financials and energy sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends
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were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 15.93%. The Index’s highest volatility rate for any one calendar year during the five-year period was 18.53% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 5.07%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track
171	Direxion Shares ETF Trust Prospectus

the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained
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at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Indian Securities Risk– Securities of companies located in India face potential legal, regulatory, political, and economic risks. Political and legal uncertainty, ongoing religious and border disputes within its territory and between India and its neighboring countries, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Indian securities markets are characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility, greater delays and possibility of disruptions in settlement transactions, and less liquidity. The Fund’s investments in securities of issuers located or operating in India also may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Energy Sector Risk — Companies that engage in energy-related businesses and companies primarily involved in the production and mining of coal, development and production of oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services are subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies and legislation. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disaster and terrorist attacks, impact energy company securities.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on
173	Direxion Shares ETF Trust Prospectus

the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading
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of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at
175	Direxion Shares ETF Trust Prospectus

www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Performance prior to December 1, 2011 reflects the Fund’s previous investment objective where it sought daily investment results, before fees and expenses, of 200% of the performance of the Indus India Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Additionally, performance shown from December 1, 2011 to January 3, 2017 reflects the Fund’s previous daily leveraged investment objective, before fees and expenses, of 300% of the Indus India Index. After January 3, 2017, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 300% of the MSCI India Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 58.48% for the quarter ended March 31, 2017 and its lowest calendar quarter return was -42.05% for the quarter ended September 30, 2011. The year-to-date return as of December 31, 2019 was 2.26%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (3/11/2010)
Return Before Taxes	2.26%	-2.87%	-8.09%
Return After Taxes on Distributions	2.09%	-2.92%	-8.14%
Return After Taxes on Distributions and Sale of Fund Shares	1.44%	-2.15%	-5.54%
MSCI India Index (reflects no deduction for fees, expenses or taxes)	7.58%	5.07%	3.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.48%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the five-year and since inception periods because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in March 2010	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary
Direxion Shares ETF Trust Prospectus	176

for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
177	Direxion Shares ETF Trust Prospectus

Direxion Daily MSCI India Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI India Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the MSCI India Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
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of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
India is considered an “emerging market,” as that term is defined by the index provider. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed markets.
The Index is designed to measure the performance of the large- and mid-capitalization segments of the Indian equity market, covering approximately 85% of the Indian equity universe. The Index is rebalanced semi-annually.
As of December 31, 2019, the Index had 84 constituents which had an average float adjusted total market capitalization of $6.4 billion, total market capitalizations ranging from $877.8 million to $60.5 billion and were concentrated in the financials and energy sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid
179	Direxion Shares ETF Trust Prospectus

with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 15.93%. The Index’s highest volatility rate for any one calendar year during the five-year period was 18.53% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 5.06%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an
Direxion Shares ETF Trust Prospectus	180

ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given
181	Direxion Shares ETF Trust Prospectus

trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Indian Securities Risk– Securities of companies located in India face potential legal, regulatory, political, and economic risks. Political and legal uncertainty, ongoing religious and border disputes within its territory and between India and its neighboring countries, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Indian securities markets are characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility, greater delays and possibility of disruptions in settlement transactions, and less liquidity. The Fund’s investments in securities of issuers located or operating in India also may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s
Direxion Shares ETF Trust Prospectus	182

currency. Emerging markets may develop unevenly and may never fully develop.
Energy Sector Risk — Companies that engage in energy-related businesses and companies primarily involved in the production and mining of coal, development and production of oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services are subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies and legislation. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disaster and terrorist attacks, impact energy company securities.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments
183	Direxion Shares ETF Trust Prospectus

may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market.
Direxion Shares ETF Trust Prospectus	184

There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
185	Direxion Shares ETF Trust Prospectus

Direxion Daily MSCI Italy Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Italy Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MSCI Italy 25/50 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged
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investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is designed to measure the performance of the large- and mid-capitalization segments of the Italian equity market, covering approximately 85% of the free float-adjusted market capitalization in Italy. The Index consists of stocks primarily traded on the Milan Stock Exchange. The Index is reviewed and rebalanced quarterly.
As of December 31, 2019, the Index was comprised of 24 constituents which had average total market capitalization of $14.5 billion, total market capitalizations ranging from $3.7 billion to $61.4 billion and were concentrated in the financials and utilities sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and
187	Direxion Shares ETF Trust Prospectus

Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 21.63%. The Index’s highest volatility rate for any one calendar year during the five-year period was 31.41% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 5.01%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives
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may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens
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or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Italian Securities Risk - Securities of Italian issuers may face legal, regulatory, political, currency, and economic risk specific to Italy. Italy’s economy is dependent upon external trade with other economies, specifically Germany, France, other Western European developed countries and the United States. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Recently, the Italian economy, along with certain other European economies, has experienced significant volatility and adverse trends due to concerns about economic downturn and rising government debt levels. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the European Union and could potentially lead to default. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating and could decrease outside investment in Italian companies.
European Economic Risk - The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively
Direxion Shares ETF Trust Prospectus	190

impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Utilities Sector Risk– Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utilities are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete which may negatively impact profitability.
Utility companies may be adversely affected by increases in fuel and other operating costs, high costs of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Additionally, these companies may be subject to risks related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that
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are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the
Direxion Shares ETF Trust Prospectus	192

secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
193	Direxion Shares ETF Trust Prospectus

Direxion Daily MSCI Italy Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Italy Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the MSCI Italy 25/50 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
Direxion Shares ETF Trust Prospectus	194

of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is designed to measure the performance of the large- and mid-capitalization segments of the Italian equity market, covering approximately 85% of the free float-adjusted market capitalization in Italy. The Index consists of stocks primarily traded on the Milan Stock Exchange. The Index is reviewed and rebalanced quarterly.
As of December 31, 2019, the Index was comprised of 24 constituents which had average total market capitalization of $14.5 billion, total market capitalizations ranging from $3.7 billion to $61.4 billion and were concentrated in the financials and utilities sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual
195	Direxion Shares ETF Trust Prospectus

borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 21.63%. The Index’s highest volatility rate for any one calendar year during the five-year period was 31.41% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 5.01%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a
Direxion Shares ETF Trust Prospectus	196

specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
197	Direxion Shares ETF Trust Prospectus

If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Italian Securities Risk - Securities of Italian issuers may face legal, regulatory, political, currency, and economic risk specific to Italy. Italy’s economy is dependent upon external trade with other economies, specifically Germany, France, other
Western European developed countries and the United States. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Recently, the Italian economy, along with certain other European economies, has experienced significant volatility and adverse trends due to concerns about economic downturn and rising government debt levels. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the European Union and could potentially lead to default. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating and could decrease outside investment in Italian companies.
European Economic Risk - The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
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The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Utilities Sector Risk– Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utilities are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete which may negatively impact profitability.
Utility companies may be adversely affected by increases in fuel and other operating costs, high costs of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Additionally, these companies may be subject to risks related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory
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requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary
Direxion Shares ETF Trust Prospectus	200

market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
201	Direxion Shares ETF Trust Prospectus

Direxion Daily MSCI Japan Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Japan Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MSCI Japan Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.58%
Acquired Fund Fees and Expenses(1)	0.29%
Total Annual Fund Operating Expenses	1.62%
Expense Cap/Reimbursement(2)	-0.38%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.24%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$126	$474	$846	$1,890
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
Direxion Shares ETF Trust Prospectus	202

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is designed to measure the performance of the large- and mid-cap segments of the Japanese equity market, covering approximately 85% of the free float-adjusted market capitalization of Japanese issuers. The Index is reviewed quarterly and rebalances semi-annually.
As of December 31, 2019, the Index included 324 constituents, which had an average market capitalization of $11.3 billion, total market capitalization ranging from approximately $1.5 billion to $162.1 billion and were concentrated in the consumer discretionary and industrials sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable
203	Direxion Shares ETF Trust Prospectus

daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 16.76%. The Index’s highest volatility rate for any one calendar year during the five-year period was 23.21% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 7.70%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage,
Direxion Shares ETF Trust Prospectus	204

imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment
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objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Japanese Securities Risk - The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000 Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may
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affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca,
Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may
207	Direxion Shares ETF Trust Prospectus

lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 35.59% for the quarter ended March 31, 2015 and its lowest calendar quarter return was -41.86% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 51.90%.
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Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (6/26/2013)
Return Before Taxes	51.90%	10.30%	7.77%
Return After Taxes on Distributions	51.51%	10.23%	7.67%
Return After Taxes on Distributions and Sale of Fund Shares	30.85%	8.17%	6.15%
MSCI Japan Index (reflects no deduction for fees, expenses or taxes)	19.61%	7.70%	7.21%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in June 2013	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily Latin America Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Latin America Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P Latin America 40 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.38%
Acquired Fund Fees and Expenses(1)	0.28%
Total Annual Fund Operating Expenses	1.41%
Expense Cap/Reimbursement(2)	-0.18%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.23%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$125	$429	$754	$1,675
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 302% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
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reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
Latin America is considered an “emerging market,” as that term is defined by the index provider. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed markets.
The Index is a float-adjusted market capitalization weighted equity index of issuers drawn from five major Latin American markets: Brazil, Chile, Columbia, Mexico, and Perú. It is designed for investors seeking broad market exposure to approximately forty highly liquid, large, blue-chip companies from the Latin American markets. The Index attempts to capture 70% of the Latin American region’s total market capitalization. The Index rebalances quarterly.
As of December 31, 2019, the Index had 41 constituents with a median total market capitalization of $10.8 billion, total market capitalizations ranging from $3.2 billion to $73.3 billion and were included in the financials, materials, and energy sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact
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on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 24.44%. The Index’s highest volatility rate for any one calendar year during the five-year period was 30.33% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 4.18%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
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Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Latin American Securities Risk —The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government debt defaults and high unemployment rates. Certain Latin American countries have experienced periods of political and economic instability and social unrest in the past. International economic conditions, as well as world prices for oil and other commodities may also influence the development of Latin American economies. These risks, among others, may materially affect the value of the Fund’s investments.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
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Energy Sector Risk — Companies that engage in energy-related businesses and companies primarily involved in the production and mining of coal, development and production of oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services are subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies and legislation. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disaster and terrorist attacks, impact energy company securities.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Materials Sector Risk — Companies in the materials sector could be adversely affected by commodity price volatility, exchange rate import controls and increased competition. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims, and may be materially affected by depletion of resources, technical progress, labor relations, and governmental regulations.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that
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are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the
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secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 73.96% for the quarter ended September 30, 2010 and its lowest calendar quarter return was -62.92% for the quarter ended September 30, 2011. The year-to-date return as of December 31, 2019 was 17.88%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	17.88%	-13.44%	-22.70%
Return After Taxes on Distributions	17.61%	-13.54%	-23.09%
Return After Taxes on Distributions and Sale of Fund Shares	10.70%	-9.47%	-10.87%
S&P Latin America 40 Index (reflects no deduction for fees, expenses or taxes)	13.57%	4.18%	-0.32%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the five-year and ten-year periods because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in December 2009	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
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The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Latin America 40 Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Latin America 40 Index.
Direxion Shares ETF Trust Prospectus	218

Direxion Daily MSCI Mexico Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Mexico Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MSCI Mexico IMI 25/50 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.35%
Acquired Fund Fees and Expenses(1)	0.26%
Total Annual Fund Operating Expenses	1.36%
Expense Cap/Reimbursement(2)	-0.15%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.21%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$123	$416	$730	$1,622
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 325% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
219	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The Index consists of stocks traded primarily on the Mexican Stock Market and is rebalanced quarterly.
As of December 31, 2019, the Index was comprised of 55 constituents which had an average total market capitalization of $2.9 billion, total market capitalizations ranging from $138.6 million to $25.9 billion and were concentrated in the consumer staples and communication services sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable
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daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 20.60%. The Index’s highest volatility rate for any one calendar year during the five-year period was 26.44% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was -3.05%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage,
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imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment
Direxion Shares ETF Trust Prospectus	222

objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Mexican Securities Risk - Mexico’s economy is heavily dependent on trading with key partners, including the United States and certain Latin American countries. As a result,
Mexico is dependent on, among other things, the U.S. economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Any increases or decreases in the volume of this trading, changes in taxes or tariffs, or variance in political relationships between those nations may impact the Mexican economy overall. In 2018, the United States, Mexico, and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces the North American Free Trade Agreement. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canadian Parliament for implementation. The adoption of USMCA may have a significant impact on Mexico’s economy and, consequently, the value of the securities held by the Fund.
Mexico has been destabilized by local insurrections, social upheavals, and drug related violence. Recently, Mexico experienced an outbreak of violence due to drug trafficking. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. Recently, Mexican elections have been contentious and have been very closely decided. Changes in political parties or other Mexican political events may affect the economy and cause instability. Historically, Mexico has experienced substantial economic instability from, among other things, economic volatility, high unemployment rates, periods of very high inflation and significant devaluation of the Mexican currency, the peso.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s
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currency. Emerging markets may develop unevenly and may never fully develop.
Communication Services Sector Risk — The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its
Direxion Shares ETF Trust Prospectus	224

current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades.
Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a
225	Direxion Shares ETF Trust Prospectus

discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 21.24% for the quarter ended September 30, 2018 and its lowest calendar quarter return was -51.96% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 21.60%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (5/3/2017)
Return Before Taxes	21.60%	-24.01%
Return After Taxes on Distributions	21.04%	-24.39%
Return After Taxes on Distributions and Sale of Fund Shares	13.01%	-17.17%
MSCI Mexico IMI 25/50 Index (reflects no deduction for fees, expenses or taxes)	13.10%	-2.46%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	14.22%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the since inception period because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in May 2017	Portfolio Manager
Tony Ng	Since Inception in May 2017	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
Direxion Shares ETF Trust Prospectus	226

The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
227	Direxion Shares ETF Trust Prospectus

Direxion Daily MSCI Mexico Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Mexico Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the MSCI Mexico IMI 25/50 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
Direxion Shares ETF Trust Prospectus	228

of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The Index consists of stocks traded primarily on the Mexican Stock Market and is rebalanced quarterly.
As of December 31, 2019, the Index was comprised of 55 constituents which had an average total market capitalization of $2.9 billion, total market capitalizations ranging from $138.6 million to $25.9 billion and were concentrated in the consumer staples and communication services sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual
229	Direxion Shares ETF Trust Prospectus

borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 20.60%. The Index’s highest volatility rate for any one calendar year during the five-year period was 26.44% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was -3.05%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a
Direxion Shares ETF Trust Prospectus	230

specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
231	Direxion Shares ETF Trust Prospectus

If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Mexican Securities Risk - Mexico’s economy is heavily dependent on trading with key partners, including the United States and certain Latin American countries. As a result, Mexico is dependent on, among other things, the U.S.
economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Any increases or decreases in the volume of this trading, changes in taxes or tariffs, or variance in political relationships between those nations may impact the Mexican economy overall. In 2018, the United States, Mexico, and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces the North American Free Trade Agreement. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canadian Parliament for implementation. The adoption of USMCA may have a significant impact on Mexico’s economy and, consequently, the value of the securities held by the Fund.
Mexico has been destabilized by local insurrections, social upheavals, and drug related violence. Recently, Mexico experienced an outbreak of violence due to drug trafficking. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. Recently, Mexican elections have been contentious and have been very closely decided. Changes in political parties or other Mexican political events may affect the economy and cause instability. Historically, Mexico has experienced substantial economic instability from, among other things, economic volatility, high unemployment rates, periods of very high inflation and significant devaluation of the Mexican currency, the peso.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s
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currency. Emerging markets may develop unevenly and may never fully develop.
Communication Services Sector Risk — The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity
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plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are
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unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
235	Direxion Shares ETF Trust Prospectus

Direxion Daily Russia Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Russia Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MVIS Russia Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.17%
Acquired Fund Fees and Expenses(1)	0.31%
Total Annual Fund Operating Expenses	1.23%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$125	$390	$676	$1,489
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
Russia is considered an “emerging market,” as that term is defined by the index provider. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have
Direxion Shares ETF Trust Prospectus	236

the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed markets. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the fluctuations in the global energy sector.
The Index is a rules-based index, intended to represent the overall performance of publically traded companies that are domiciled and primarily listed on an exchange in Russia or that are not Russian companies, but nonetheless generate at least 50% of their revenues in Russia. Components of the Index may include large-, mid- and small-capitalization stocks, but each component must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Index. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months. The Index is reviewed and, if necessary, reconstituted quarterly.
As of December 31, 2019, the Index included 26 constituents, which had an average market capitalization of $25.1 billion, total market capitalization ranging from approximately $3.5 billion to $97.4 billion and were concentrated in the energy and materials sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
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The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 22.28%. The Index’s highest volatility rate for any one calendar year during the five-year period was 29.95% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended
December 31, 2019 was 15.60%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly
Direxion Shares ETF Trust Prospectus	238

specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being
239	Direxion Shares ETF Trust Prospectus

materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Russian Securities Risk - Securities of companies in Russia face heightened risks including, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
The securities markets of Russia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Russia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Additionally, certain investments in Russia may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Moreover, trading on securities markets in Russia may be suspended altogether.
The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries.
The value of the Russian Ruble may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Russian issuers and the income received by the Fund will be principally in Russian Rubles. The Fund’s exposure to the Russian Ruble and changes in value of the Russian Ruble versus the U.S. Dollar may result in reduced returns to the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. Dollars and the Russian Ruble. In addition, the current economic turmoil in Russia and the effects on the current global economic crisis on the Russian economy may have significant adverse effects on the Russian Ruble.
As a result of continued political tensions and armed conflicts, including the conflict between Ukraine and Russia, the United States and the European Union have imposed sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and
Direxion Shares ETF Trust Prospectus	240

defense-related materials sectors. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio and may impair the Fund’s ability to achieve its investment objective. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia has undertaken and may undertake additional countermeasures or retaliatory actions which may further impair the value and liquidity of Russian securities and potentially disrupt the Fund’s operations.
Despite recent reform and privatization, the Russian government continues to control a large share of economic activity in the region. The Russian government owns shares in corporations in a range of sectors including banking, energy production and distribution, automotive, transportation and telecommunications. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Energy Sector Risk — Companies that engage in energy-related businesses and companies primarily involved in the production and mining of coal, development and production of oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services are subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies and legislation. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disaster and terrorist attacks, impact energy company securities.
Materials Sector Risk — Companies in the materials sector could be adversely affected by commodity price volatility, exchange rate import controls and increased competition. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims, and may be materially affected by depletion of resources, technical progress, labor relations, and governmental regulations.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
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Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a
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limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to March 17, 2012 reflects the Fund’s previous investment objective where it sought daily investment results, before fees and expenses, of 300% of the performance of the DAX Global Russia+ Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 53.49% for the quarter ended September 30, 2017 and its lowest calendar quarter return was -76.05% for the quarter ended December 31, 2014. The year-to-date return as of December 31, 2019 was 139.09%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (5/25/2011)
Return Before Taxes	139.09%	17.23%	-29.26%
Return After Taxes on Distributions	137.82%	17.01%	-29.35%
Return After Taxes on Distributions and Sale of Fund Shares	82.55%	13.90%	-13.87%
MVIS Russia Index (reflects no deduction for fees, expenses or taxes)	40.95%	15.60%	-0.67%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.35%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax
243	Direxion Shares ETF Trust Prospectus

returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the since inception period because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in May 2011	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to
Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
If a market disruption event or other significant event occurs that impacts the Fund during which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. During the period that creations units are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also seek to change its investment objective by, for example, seeking to track an alternative index. Alternatively, the Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	244

Direxion Daily Russia Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Russia Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the MVIS Russia Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.26%
Acquired Fund Fees and Expenses(1)	0.17%
Total Annual Fund Operating Expenses	1.18%
Expense Cap/Reimbursement(2)	-0.06%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.12%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$114	$369	$643	$1,426
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
245	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
Russia is considered an “emerging market,” as that term is defined by the index provider. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed markets. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the fluctuations in the global energy sector.
The Index is a rules-based index, intended to represent the overall performance of publically traded companies that are domiciled and primarily listed on an exchange in Russia or that are not Russian companies, but nonetheless generate at least 50% of their revenues in Russia. Components of the Index may include large-, mid- and small-capitalization stocks, but each component must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Index. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months. The Index is reviewed and, if necessary, reconstituted quarterly.
As of December 31, 2019, the Index included 26 constituents, which had an average market capitalization of $25.1 billion, total market capitalization ranging from approximately $3.5 billion to $97.4 billion and were concentrated in the energy and materials sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the
Direxion Shares ETF Trust Prospectus	246

Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 22.28%. The Index’s highest volatility rate for any one calendar year during the five-year period was 29.95% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 15.60%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
247	Direxion Shares ETF Trust Prospectus

Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
Direxion Shares ETF Trust Prospectus	248

The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Russian Securities Risk - Securities of companies in Russia face heightened risks including, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
The securities markets of Russia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Russia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Additionally, certain investments in Russia may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil.
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Moreover, trading on securities markets in Russia may be suspended altogether.
The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries.
The value of the Russian Ruble may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Russian issuers and the income received by the Fund will be principally in Russian Rubles. The Fund’s exposure to the Russian Ruble and changes in value of the Russian Ruble versus the U.S. Dollar may result in reduced returns to the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. Dollars and the Russian Ruble. In addition, the current economic turmoil in Russia and the effects on the current global economic crisis on the Russian economy may have significant adverse effects on the Russian Ruble.
As a result of continued political tensions and armed conflicts, including the conflict between Ukraine and Russia, the United States and the European Union have imposed sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio and may impair the Fund’s ability to achieve its investment objective. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia has undertaken and may undertake additional countermeasures or retaliatory actions which may further impair the value and liquidity of Russian securities and potentially disrupt the Fund’s operations.
Despite recent reform and privatization, the Russian government continues to control a large share of economic activity in the region. The Russian government owns shares in corporations in a range of sectors including banking, energy production and distribution, automotive, transportation and telecommunications. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Energy Sector Risk — Companies that engage in energy-related businesses and companies primarily involved in the production and mining of coal, development and production of oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services are subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental
Direxion Shares ETF Trust Prospectus	250

regulatory policies and legislation. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disaster and terrorist attacks, impact energy company securities.
Materials Sector Risk — Companies in the materials sector could be adversely affected by commodity price volatility, exchange rate import controls and increased competition. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims, and may be materially affected by depletion of resources, technical progress, labor relations, and governmental regulations.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting
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in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to March 17, 2012 reflects the Fund’s previous investment objective where it sought daily investment results, before fees and expenses, of -300% of the performance of the DAX Global Russia+ Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 93.52% for the quarter ended December 31, 2014 and its lowest calendar quarter return was -57.07% for the quarter ended March 31, 2015. The year-to-date return as of December 31, 2019 was -66.41%.
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Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (5/25/2011)
Return Before Taxes	-66.41%	-58.58%	-42.42%
Return After Taxes on Distributions	-66.60%	-58.65%	-42.48%
Return After Taxes on Distributions and Sale of Fund Shares	-39.26%	-24.38%	-15.09%
MVIS Russia Index (reflects no deduction for fees, expenses or taxes)	40.95%	15.60%	-0.67%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.35%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in May 2011	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
If a market disruption event or other significant event occurs that impacts the Fund during which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. During the period that creations units are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also seek to change its investment objective by, for example, seeking to track an alternative index. Alternatively, the Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
253	Direxion Shares ETF Trust Prospectus

Direxion Daily MSCI South Korea Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI South Korea Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MSCI Korea 25/50 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.26%
Acquired Fund Fees and Expenses(1)	0.34%
Total Annual Fund Operating Expenses	1.35%
Expense Cap/Reimbursement(2)	-0.06%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.29%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$131	$422	$734	$1,619
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 149% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
Direxion Shares ETF Trust Prospectus	254

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
South Korea is considered an “emerging market,” as that term is defined by the index provider. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed markets.
The Index is designed to measure the performance of the large- and mid-cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. The Index utilizes a capping methodology applied to issuer weights such that no more than 25% of the Index’s value may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the Index will not exceed 50% of its value. The Index is rebalanced quarterly.
As of December 31, 2019, the Index had 111 constituents, which had an average market capitalization of $6.5 billion, total market capitalizations ranging from $645.3 million to $166.6 billion and were concentrated in the information technology sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding
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affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 17.98%. The Index’s highest volatility rate for any one calendar year during the five-year period was 20.16% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 4.89%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
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Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
South Korean Securities Risk - Investment in, and/or exposure to, securities of South Korean issuers involves risks that may be greater than if the Fund’s investments were more geographically diverse. South Korea’s economy is heavily dependent on trading with key partners. Any increases or decreases in the volume of this trading, changes in taxes or tariffs, or variance in political relationships between nations may impact the South Korean economy overall in a way that would be adverse to the Fund’s investments. Specifically, economic or political developments with respect to South Korea’s neighboring nations may influence the performance of any investments made within South Korea. Potential hostilities with North Korea may have an adverse effect on the South Korean economy.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these
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developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
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High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance,
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before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 53.08% for the quarter ended March 31, 2017 and its lowest calendar quarter return was -37.78% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 5.28%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (4/10/2013)
Return Before Taxes	5.28%	-3.88%	-5.19%
Return After Taxes on Distributions	5.00%	-4.25%	-5.61%
Return After Taxes on Distributions and Sale of Fund Shares	3.25%	-2.88%	-3.82%
MSCI Korea 25/50 Index (reflects no deduction for fees, expenses or taxes)	8.56%	4.89%	4.07%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.65%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the five-year and since inception periods because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in April 2013	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily MSCI South Korea Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI South Korea Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the MSCI Korea 25/50 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
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of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
South Korea is considered an “emerging market,” as that term is defined by the index provider. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed markets.
The Index is designed to measure the performance of the large- and mid-cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. The Index utilizes a capping methodology applied to issuer weights such that no more than 25% of the Index’s value may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the Index will not exceed 50% of its value. The Index is rebalanced quarterly.
As of December 31, 2019, the Index had 111 constituents, which had an average market capitalization of $6.5 billion, total market capitalizations ranging from $645.3 million to $166.6 billion and were concentrated in the information technology sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance
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for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 17.98%. The Index’s highest volatility rate for any one calendar year during the five-year period was 20.16% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 4.89%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track
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the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund.
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As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
South Korean Securities Risk - Investment in, and/or exposure to, securities of South Korean issuers involves risks that may be greater than if the Fund’s investments were more geographically diverse. South Korea’s economy is heavily dependent on trading with key partners. Any increases or decreases in the volume of this trading, changes in taxes or tariffs, or variance in political relationships between nations may impact the South Korean economy overall in a way that would be adverse to the Fund’s investments. Specifically, economic or political developments with respect to South Korea’s neighboring nations may influence the performance of any investments made within South Korea. Potential hostilities with North Korea may have an adverse effect on the South Korean economy.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s
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currency. Emerging markets may develop unevenly and may never fully develop.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income
267	Direxion Shares ETF Trust Prospectus

when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other
Direxion Shares ETF Trust Prospectus	268

financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
269	Direxion Shares ETF Trust Prospectus

Direxion Daily MSCI Turkey Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Turkey Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MSCI Turkey IMI 25/50 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged
Direxion Shares ETF Trust Prospectus	270

investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
Turkey is considered an “emerging market,” as that term is defined by the index provider. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed markets.
The Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the Turkish market. The Index covers approximately 99% of the free float-adjusted market capitalization in Turkey. The Index is rebalanced quarterly.
As of December 31, 2019, the Index had 42 constituents with an average total market capitalization of $950.7 million, total market capitalizations ranging from $110.6 million to $4.1 billion and were concentrated in the financials, industrials, and consumer staples sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable
271	Direxion Shares ETF Trust Prospectus

daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 30.55%. The Index’s highest volatility rate for any one calendar year during the five-year period was 39.90% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was -10.64%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage,
Direxion Shares ETF Trust Prospectus	272

imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment
273	Direxion Shares ETF Trust Prospectus

objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Turkish Securities Risk– There are legal, regulatory, political, currency, security and economic risks specific to Turkey. Among other things, the Turkish economy is heavily dependent on relationships with certain key trading partners, including European Union countries, China and Russia, and changes in the price or demand for Turkish exports may have an adverse impact on the Turkish economy. The Turkish economy has certain other significant economic weaknesses, such as its relatively high current account deficit, which may contribute to prolonged periods of recession or lower Turkey’s sovereign debt rating. Turkey has historically experienced acts of terrorism and strained relations related to border disputes and other geopolitical events with certain neighboring countries. Turkey may be subject to considerable social and political instability, in part due to the influence asserted by its military over the national government. Unanticipated or sudden political or social developments may cause uncertainty in the Turkish stock or currency market and, as a result, adversely affect the Fund’s investments.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or
Direxion Shares ETF Trust Prospectus	274

interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices.
275	Direxion Shares ETF Trust Prospectus

Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment
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results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
If a market disruption event or other significant event occurs that impacts the Fund during which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. During the period that creations units are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also seek to change its investment objective by, for example, seeking to track an alternative index. Alternatively, the Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
277	Direxion Shares ETF Trust Prospectus

Direxion Daily Aerospace & Defense Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Aerospace & Defense Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Dow Jones U.S. Select Aerospace & Defense Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.24%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	1.03%
Expense Cap/Reimbursement(2)	-0.04%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.99%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$101	$324	$565	$1,256
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
Direxion Shares ETF Trust Prospectus	278

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by Dow Jones U.S. Index (the “Index Provider”). The Index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The Index Provider selects the stocks comprising the Index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts used in commercial or private air transport. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons.
As of December 31, 2019 the Index consisted of 34 components that had a median total market capitalization of $6 billion, total market capitalizations ranging from $508.7 million to $183.3 billion and were concentrated in the aerospace and defense industry, which is included in the industrials sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund
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is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 15.70%. The Index’s highest volatility rate for any one calendar year during the five-year period was 19.85% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 15.96%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
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Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Aerospace and Defense Industry Risk — Companies in the aerospace and defense industries can be significantly affected by changes in government regulations and spending policies, economic conditions and industry consolidation. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
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Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after
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taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 49.80% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -52.32% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 95.07%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (5/3/2017)
Return Before Taxes	95.07%	38.17%
Return After Taxes on Distributions	94.78%	37.64%
Return After Taxes on Distributions and Sale of Fund Shares	56.40%	30.45%
Dow Jones U.S. Select Aerospace & Defense Index (reflects no deduction for fees, expenses or taxes)	31.16%	16.85%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	14.22%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in May 2017	Portfolio Manager
Tony Ng	Since Inception in May 2017	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Dow Jones U.S. Select Aerospace & Defense Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding
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the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Dow Jones U.S. Select Aerospace & Defense Index.
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Direxion Daily Aerospace & Defense Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Aerospace & Defense Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Dow Jones U.S. Select Aerospace & Defense Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
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of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by Dow Jones U.S. Index (the “Index Provider”). The Index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The Index Provider selects the stocks comprising the Index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts used in commercial or private air transport. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons.
As of December 31, 2019 the Index consisted of 34 components that had a median total market capitalization of $6 billion, total market capitalizations ranging from $508.7 million to $183.3 billion and were concentrated in the aerospace and defense industry, which is included in the industrials sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart
287	Direxion Shares ETF Trust Prospectus

shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 15.70%. The Index’s highest volatility rate for any one calendar year during the five-year period was 19.85% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 15.96%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset.
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Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market
289	Direxion Shares ETF Trust Prospectus

close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Aerospace and Defense Industry Risk — Companies in the aerospace and defense industries can be significantly affected by changes in government regulations and spending policies, economic conditions and industry consolidation. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
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Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations,
291	Direxion Shares ETF Trust Prospectus

updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Dow Jones U.S. Select Aerospace & Defense Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Dow Jones U.S. Select Aerospace & Defense Index.
Direxion Shares ETF Trust Prospectus	292

Direxion Daily S&P Biotech Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily S&P Biotech Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P Biotechnology Select Industry Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.20%
Acquired Fund Fees and Expenses(1)	0.09%
Total Annual Fund Operating Expenses	1.04%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by Standard & Poor’s (the “Index Provider”) and includes domestic companies from the biotechnology industry. The Index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards (“GICS”). GICS classifications are determined primarily based on a company’s revenues, however, earnings and market perception are also considered by GICS. The Index consists of constituents of the S&P Total Market Index (“S&P TMI”)
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that belong to the GICS biotechnology sub-industry that satisfy the following criteria: (1) have a float-adjusted market capitalization above $300 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the Index rebalancing reference date) above 50%; have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio above 90%; or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio above 150%; and (2) are U.S.-based companies. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Rebalancing is done quarterly. The S&P TMI tracks all U.S. common stocks listed on the New York Stock Exchange (including the NYSE Arca, Inc. and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market.
As of December 31, 2019, the Index had 126 constituents which had a median market capitalization of $1.8 billion, total market capitalizations ranging from $340.9 million to $143.2 billion and were concentrated in the healthcare sector, the GICS sector in which the biotechnology industry is included.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a)
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Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 32.08%. The Index’s highest volatility rate for any one calendar year during the five-year period was 39.92% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 9.08%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in
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larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and
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extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Biotechnology Industry Risk - Companies within the biotech industry invest heavily in research and development, which may not lead to commercially successful products. The biotech industry is also subject to significant governmental regulation, which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment or expiration of such rights may have adverse financial consequences for these companies. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index,
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and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
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Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 86.19% for the quarter ended December 31, 2019 and its lowest calendar quarter return was -67.44% for the quarter ended March 31, 2016. The year-to-date return as of December 31, 2019 was 74.64%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (5/28/2015)
Return Before Taxes	74.64%	-19.79%
Return After Taxes on Distributions	74.44%	-19.86%
Return After Taxes on Distributions and Sale of Fund Shares	44.19%	-13.48%
S&P Biotechnology Select Industry Index (reflects no deduction for fees, expenses or taxes)	32.34%	4.37%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.83%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the since inception period because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in May 2015	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
If a market disruption event or other significant event occurs that impacts the Fund during which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. During the period that creations units are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also seek to change its investment objective by, for example, seeking to track an alternative index. Alternatively, the Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may
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also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Biotechnology Select Industry Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Biotechnology Select Industry Index.
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Direxion Daily S&P Biotech Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily S&P Biotech Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P Biotechnology Select Industry Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.22%
Acquired Fund Fees and Expenses(1)	0.11%
Total Annual Fund Operating Expenses	1.08%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.06%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$108	$341	$594	$1,315
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
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reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by Standard & Poor’s (the “Index Provider”) and includes domestic companies from the biotechnology industry. The Index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards (“GICS”). GICS classifications are determined primarily based on a company’s revenues, however, earnings and market perception are also considered by GICS. The Index consists of constituents of the S&P Total Market Index (“S&P TMI”) that belong to the GICS biotechnology sub-industry that satisfy the following criteria: (1) have a float-adjusted market capitalization above $300 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the Index rebalancing reference date) above 50%; have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio above 90%; or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio above 150%; and (2) are U.S.-based companies. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Rebalancing is done quarterly. The S&P TMI tracks all U.S. common stocks listed on the New York Stock Exchange (including the NYSE Arca, Inc. and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market.
As of December 31, 2019, the Index had 126 constituents which had a median market capitalization of $1.8 billion, total market capitalizations ranging from $340.9 million to $143.2 billion and were concentrated in the healthcare sector, the GICS sector in which the biotechnology industry is included.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility,
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compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 32.08%. The Index’s highest volatility rate for any one calendar year during the five-year period was 39.92% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 9.08%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
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The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Biotechnology Industry Risk - Companies within the biotech industry invest heavily in research and development, which may not lead to commercially successful products. The biotech industry is also subject to significant governmental regulation, which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment or expiration of such rights may have adverse financial consequences for these companies. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals.
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The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
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Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 75.03% for the quarter ended December 31, 2018 and its lowest calendar quarter return was -56.57% for the quarter ended March 31, 2019. The year-to-date return as of December 31, 2019 was -70.61%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (5/28/2015)
Return Before Taxes	-70.61%	-52.85%
Return After Taxes on Distributions	-70.75%	-52.94%
Return After Taxes on Distributions and Sale of Fund Shares	-41.76%	-25.27%
S&P Biotechnology Select Industry Index (reflects no deduction for fees, expenses or taxes)	32.34%	4.37%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.83%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in May 2015	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
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The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
If a market disruption event or other significant event occurs that impacts the Fund during which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. During the period that creations units are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also seek to change its investment objective by, for example, seeking to track an alternative index. Alternatively, the Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Biotechnology Select Industry Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Biotechnology Select Industry Index.
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Direxion Daily Communication Services Index Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Communication Services Index Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Communication Services Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	1.37%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	2.15%
Expense Cap/Reimbursement(2)	-1.17%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.98%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$100	$560	$1,047	$2,390
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 60% of the average value of its portfolio for the fiscal period from the Fund’s inception on January 14, 2019 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
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reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes domestic companies from the communication services sector, which includes the following industries: diversified telecommunications services, wireless communication services, media, entertainment, and interactive media and services. The Index is one of at least eleven Select Sector Indexes developed and maintained by the Index Provider in accordance with the following criteria: (1) each of the stocks in the Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a “modified market capitalization” methodology, which is a hybrid between equal weighting and conventional market capitalization weighting with the weighting capped for the largest stocks included in the Index in order to conform to the requirements of the Internal Revenue Code of 1986, as amended. In general, the Code requires that no more than 25% of the Fund be invested in any one issuer, and at least 50% of the Fund must be invested in cash, government securities, other funds, and issuer securities where each issuer security represents less than 5% of Fund assets.
As of December 31, 2019, the Index was comprised of 26 constituents which had a median total market capitalization of $22.2 billion, total market capitalizations ranging from $2.8 billion to $492.7 billion and were concentrated in the communication services sector. As of December 31, 2019, the shares of Facebook, Inc. and Alphabet, Inc. represented approximately 41.6% of the value of the Index.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day
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will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the period from April 30, 2018 (the inception date of the Index) to December 31, 2019 was 18.29%. The Index’s highest volatility rate for any one calendar year for the period from April 30, 2018 through December 31, 2019 was 18.29% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the period from April 30, 2018 to December 31, 2019 was 12.53%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit
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and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index
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at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Communication Services Sector Risk — The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
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Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
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Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2019	Portfolio Manager
Tony Ng	Since Inception in January 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Communication Services Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Communication Services Select Sector Index.
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Direxion Daily Communication Services Index Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Communication Services Index Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Communication Services Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	2.90%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	3.77%
Expense Cap/Reimbursement(2)	-2.70%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.07%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$109	$902	$1,715	$3,837
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 0% of the average value of its portfolio for the fiscal period from the Fund’s inception on January 14, 2019 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
Direxion Shares ETF Trust Prospectus	316

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes domestic companies from the communication services sector, which includes the following industries: diversified telecommunications services, wireless communication services, media, entertainment, and interactive media and services. The Index is one of at least eleven Select Sector Indexes developed and maintained by the Index Provider in accordance with the following criteria: (1) each of the stocks in the Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a “modified market capitalization” methodology, which is a hybrid between equal weighting and conventional market capitalization weighting with the weighting capped for the largest stocks included in the Index in order to conform to the requirements of the Internal Revenue Code of 1986, as amended. In general, the Code requires that no more than 25% of the Fund be invested in any one issuer, and at least 50% of the Fund must be invested in cash, government securities, other funds, and issuer securities where each issuer security represents less than 5% of Fund assets.
As of December 31, 2019, the Index was comprised of 26 constituents which had a median total market capitalization of $22.2 billion, total market capitalizations ranging from $2.8 billion to $492.7 billion and were concentrated in the communication services sector. As of December 31, 2019, the shares of Facebook, Inc. and Alphabet, Inc. represented approximately 41.6% of the value of the Index.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced
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as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the period from April 30, 2018 (the inception date of the Index) to December 31, 2019 was 18.29%. The Index’s highest volatility rate for any one calendar year for the period from April 30, 2018 through December 31, 2019 was 18.29% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the period from April 30, 2018 to December 31, 2019 was 12.53%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit
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and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that
319	Direxion Shares ETF Trust Prospectus

it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Communication Services Sector Risk — The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the
Direxion Shares ETF Trust Prospectus	320

performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or
321	Direxion Shares ETF Trust Prospectus

create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Since Inception in January 2019	Portfolio Manager
Tony Ng	Since Since Inception in January 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market
(the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Communication Services Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Communication Services Select Sector Index.
Direxion Shares ETF Trust Prospectus	322

Direxion Daily Consumer Discretionary Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Consumer Discretionary Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Consumer Discretionary Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	1.30%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	2.08%
Expense Cap/Reimbursement(2)	-1.10%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.98%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$100	$545	$1,017	$2,323
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 66% of the average value of its portfolio for the fiscal period from the Fund’s inception on November 29, 2018 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of
323	Direxion Shares ETF Trust Prospectus

derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes domestic companies from the consumer discretionary sector which includes the following industries: retail (specialty, multiline, internet & direct marketing); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the stocks in the Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional market capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index.
As of December 31, 2019, the Index was comprised of 64 constituents which had a median total market capitalization of $15.5 billion, total market capitalizations ranging from $4.1 billion to $916.2 billion and were concentrated in the consumer discretionary sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding
Direxion Shares ETF Trust Prospectus	324

affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.85%. The Index’s highest volatility rate for any one calendar year during the five-year period was 19.35% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 13.45%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
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Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the
327	Direxion Shares ETF Trust Prospectus

ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Direxion Shares ETF Trust Prospectus	328

Total Return for the Calendar Year Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 48.67% for the quarter ended March 31, 2019 and its lowest calendar quarter return was 0.79% for the quarter ended September 30, 2019. The year-to-date return as of December 31, 2019 was 87.69%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (11/29/2018)
Return Before Taxes	87.69%	38.37%
Return After Taxes on Distributions	87.40%	38.17%
Return After Taxes on Distributions and Sale of Fund Shares	52.06%	29.29%
Consumer Discretionary Select Sector Index (reflects no deduction for fees, expenses or taxes)	28.63%	17.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	18.54%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2018	Portfolio Manager
Tony Ng	Since Inception in November 2018	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Consumer Discretionary Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Consumer Discretionary Select Sector Index.
329	Direxion Shares ETF Trust Prospectus

Direxion Daily Consumer Discretionary Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Consumer Discretionary Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Consumer Discretionary Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	3.23%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses	4.11%
Expense Cap/Reimbursement(2)	-3.03%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.08%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$110	$972	$1,849	$4,112
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 0% of the average value of its portfolio for the fiscal period from the Fund’s inception on November 29, 2018 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of
Direxion Shares ETF Trust Prospectus	330

derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes domestic companies from the consumer discretionary sector which includes the following industries: retail (specialty, multiline, internet & direct marketing); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the stocks in the Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional market capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index.
As of December 31, 2019, the Index was comprised of 64 constituents which had a median total market capitalization of $15.5 billion, total market capitalizations ranging from $4.1 billion to $916.2 billion and were concentrated in the consumer discretionary sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund
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is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.85%. The Index’s highest volatility rate for any one calendar year during the five-year period was 19.35% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 13.45%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
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The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing
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public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
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Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Year Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was -6.52% for the quarter ended September 30, 2019 and its lowest calendar quarter return was -35.96% for the quarter ended March 31, 2019. The year-to-date return as of December 31, 2019 was -54.80%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (11/29/2018)
Return Before Taxes	-54.80%	-42.50%
Return After Taxes on Distributions	-55.15%	-42.91%
Return After Taxes on Distributions and Sale of Fund Shares	-32.37%	-32.26%
Consumer Discretionary Select Sector Index (reflects no deduction for fees, expenses or taxes)	28.63%	17.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	18.54%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2018	Portfolio Manager
Tony Ng	Since Inception in November 2018	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Index Information
The “Consumer Discretionary Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Consumer Discretionary Select Sector Index.
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Direxion Daily Consumer Staples Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Consumer Staples Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Consumer Staples Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	1.59%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	2.37%
Expense Cap/Reimbursement(2)	-1.39%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.98%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$100	$606	$1,139	$2,599
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 30% of the average value of its portfolio for the fiscal period from the Fund’s inception on November 29, 2018 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of
Direxion Shares ETF Trust Prospectus	338

derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes domestic companies from the consumer staples sector which includes the following industries: food and staples retailing; household products; food products; beverages; tobacco; and personal products. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the stocks in the Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional capitalization market weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index.
As of December 31, 2019, the Index was comprised of 33 constituents, which had a median total market capitalization of $31.8 billion, total market capitalizations ranging from $8.5 billion to $337.2 billion and were concentrated in the consumer staples sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily.
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Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 11.91%. The Index’s highest volatility rate for any one calendar year during the five-year period was 14.53% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 8.38%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Direxion Shares ETF Trust Prospectus	340

Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
341	Direxion Shares ETF Trust Prospectus

Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently
Direxion Shares ETF Trust Prospectus	342

limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
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Total Return for the Calendar Year Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 33.88% for the quarter ended March 31, 2019 and its lowest calendar quarter return was 8.42% for the quarter ended December 31, 2019. The year-to-date return as of December 31, 2019 was 88.01%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (11/29/2018)
Return Before Taxes	88.01%	38.52%
Return After Taxes on Distributions	85.73%	36.98%
Return After Taxes on Distributions and Sale of Fund Shares	52.39%	28.86%
Consumer Staples Select Sector Index (reflects no deduction for fees, expenses or taxes)	27.68%	15.68%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	18.54%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2018	Portfolio Manager
Tony Ng	Since Inception in November 2018	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Consumer Staples Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Consumer Staples Select Sector Index.
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Direxion Daily Consumer Staples Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Consumer Staples Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Consumer Staples Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	3.41%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	4.31%
Expense Cap/Reimbursement(2)	-3.21%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$112	$1,014	$1,928	$4,270
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 0% of the average value of its portfolio for the fiscal period from the Fund’s inception on November 29, 2018 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of
345	Direxion Shares ETF Trust Prospectus

derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes domestic companies from the consumer staples sector which includes the following industries: food and staples retailing; household products; food products; beverages; tobacco; and personal products. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the stocks in the Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional capitalization market weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index.
As of December 31, 2019, the Index was comprised of 33 constituents, which had a median total market capitalization of $31.8 billion, total market capitalizations ranging from $8.5 billion to $337.2 billion and were concentrated in the consumer staples sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily
Direxion Shares ETF Trust Prospectus	346

performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 11.91%. The Index’s highest volatility rate for any one calendar year during the five-year period was 14.53% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 8.38%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
347	Direxion Shares ETF Trust Prospectus

Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
Direxion Shares ETF Trust Prospectus	348

The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial
349	Direxion Shares ETF Trust Prospectus

resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand
Direxion Shares ETF Trust Prospectus	350

for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Year Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was -9.08% for the quarter ended December 31, 2019 and its lowest calendar quarter return was -26.95% for the quarter ended March 31, 2019. The year-to-date return as of December 31, 2019 was -51.50%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (11/29/2018)
Return Before Taxes	-51.50%	-35.85%
Return After Taxes on Distributions	-51.94%	-36.37%
Return After Taxes on Distributions and Sale of Fund Shares	-30.40%	-27.29%
Consumer Staples Select Sector Index (reflects no deduction for fees, expenses or taxes)	27.68%	15.68%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	18.54%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2018	Portfolio Manager
Tony Ng	Since Inception in November 2018	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
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The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Consumer Staples Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Consumer Staples Select Sector Index.
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Direxion Daily Energy Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Energy Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Energy Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.21%
Acquired Fund Fees and Expenses(1)	0.11%
Total Annual Fund Operating Expenses	1.07%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.06%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$108	$339	$589	$1,305
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 204% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
353	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes domestic companies from the energy sector which includes the following industries: oil, gas and consumable fuels; and energy equipment and services. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the stocks in the Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional market capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index.
As of December 31, 2019, the Index had 28 constituents, which had a median total market capitalization of $20.9 billion, total market capitalizations ranging from $4.9 billion to $295.2 billion and were concentrated in the energy sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a
Direxion Shares ETF Trust Prospectus	354

trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 21.51%. The Index’s highest volatility rate for any one calendar year during the five-year period was 25.13% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was -1.75%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
355	Direxion Shares ETF Trust Prospectus

Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
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Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Energy Sector Risk — Companies that engage in energy-related businesses and companies primarily involved in the production and mining of coal, development and production of oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services are subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies and legislation. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disaster and terrorist attacks, impact energy company securities.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system
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breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
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Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown June 29, 2012 reflects the Fund’s previous daily leveraged investment objective, before fees and expenses, of 300% of the Russell 1000® Energy Index. After June 29, 2012, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 300% of the Energy Select Sector Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 76.14% for the quarter ended December 31, 2010 and its lowest calendar quarter return was -59.19% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 17.41%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	17.41%	-21.30%	-7.39%
Return After Taxes on Distributions	17.02%	-21.45%	-7.51%
Return After Taxes on Distributions and Sale of Fund Shares	10.64%	-14.05%	-5.08%
Energy Select Sector Index (reflects no deduction for fees, expenses or taxes)	12.09%	-1.75%	3.46%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the five-year and ten-year periods because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Energy Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Energy Select Sector Index.
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Direxion Daily Energy Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Energy Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Energy Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.28%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	1.15%
Expense Cap/Reimbursement(2)	-0.08%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.07%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$109	$357	$625	$1,390
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
361	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes domestic companies from the energy sector which includes the following industries: oil, gas and consumable fuels; and energy equipment and services. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the stocks in the Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional market capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index.
As of December 31, 2019, the Index had 28 constituents, which had a median total market capitalization of $20.9 billion, total market capitalizations ranging from $4.9 billion to $295.2 billion and were concentrated in the energy sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily
Direxion Shares ETF Trust Prospectus	362

performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 21.51%. The Index’s highest volatility rate for any one calendar year during the five-year period was 25.13% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was -1.75%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
Direxion Shares ETF Trust Prospectus	364

The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Energy Sector Risk — Companies that engage in energy-related businesses and companies primarily involved in the production and mining of coal, development and production of oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services are subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies and legislation. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disaster and terrorist attacks, impact energy company securities.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods
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and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the
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view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to June 29, 2012 reflects the Fund’s previous daily inverse leveraged investment objective, before fees and expenses, of -300% of the Russell 1000® Energy Index. After June 29, 2012, the Fund began to seek a daily inverse leveraged investment objective, before fees and expenses, of -300% of the Energy Select Sector Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 100.92% for the quarter ended December 31, 2018 and its lowest calendar quarter return was -50.48% for the quarter ended December 31, 2011. The year-to-date return as of December 31, 2019 was -38.47%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	-38.47%	-17.55%	-31.26%
Return After Taxes on Distributions	-38.81%	-17.69%	-31.32%
Return After Taxes on Distributions and Sale of Fund Shares	-22.76%	-12.02%	-12.74%
Energy Select Sector Index (reflects no deduction for fees, expenses or taxes)	12.09%	-1.75%	3.46%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
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The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Energy Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Energy Select Sector Index.
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Direxion Daily Financial Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Financial Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Russell 1000® Financial Services Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.20%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	0.99%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large-capitalization U.S. equity market. This includes companies that are classified as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, and real estate, including real estate investment trusts (REITS). As of December 31, 2019, Index had 251 constituents, which
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had an average market capitalization of $26.5 billion, median market capitalization of $9.6 billion, total capitalizations ranging from $1.2 billion to $553.7 billion and were concentrated in the financials sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a
Direxion Shares ETF Trust Prospectus	370

chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.78%. The Index’s highest volatility rate for any one calendar year during the five-year period was 17.08% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 11.89%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing,
371	Direxion Shares ETF Trust Prospectus

borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an
Direxion Shares ETF Trust Prospectus	372

ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
373	Direxion Shares ETF Trust Prospectus

Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 68.53% for the quarter ended March 31, 2012 and its lowest calendar quarter return was -58.81% for the quarter ended September 30, 2011. The year-to-date return as of December 31, 2019 was 113.15%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	113.15%	24.91%	25.14%
Return After Taxes on Distributions	112.75%	24.76%	25.06%
Return After Taxes on Distributions and Sale of Fund Shares	67.15%	20.57%	22.14%
Russell 1000 Financial Services Index (reflects no deduction for fees, expenses or taxes)	33.76%	11.89%	12.86%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Direxion Shares ETF Trust Prospectus	374

Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The Russell 1000® Financial Services Index is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation regarding the advisability of investing in the Fund.
375	Direxion Shares ETF Trust Prospectus

Direxion Daily Financial Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Financial Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Russell 1000® Financial Services Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.21%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	1.08%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.07%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$109	$342	$595	$1,316
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
Direxion Shares ETF Trust Prospectus	376

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large-capitalization U.S. equity market. This includes companies that are classified as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, and real estate, including real estate investment trusts (REITS). As of December 31, 2019, Index had 251 constituents, which had an average market capitalization of $26.5 billion, median market capitalization of $9.6 billion, total capitalizations ranging from $1.2 billion to $553.7 billion and were concentrated in the financials sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance
377	Direxion Shares ETF Trust Prospectus

for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.78%. The Index’s highest volatility rate for any one calendar year during the five-year period was 17.08% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 11.89%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track
Direxion Shares ETF Trust Prospectus	378

the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund.
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As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective.
The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system
Direxion Shares ETF Trust Prospectus	380

breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
381	Direxion Shares ETF Trust Prospectus

Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 48.43% for the quarter ended September 30, 2011 and its lowest calendar quarter return was -44.77% for the quarter ended March 31, 2012. The year-to-date return as of December 31, 2019 was -58.65%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	-58.65%	-35.57%	-43.00%
Return After Taxes on Distributions	-58.86%	-35.67%	-43.04%
Return After Taxes on Distributions and Sale of Fund Shares	-34.68%	-20.26%	-13.27%
Russell 1000 Financial Services Index (reflects no deduction for fees, expenses or taxes)	33.76%	11.89%	12.86%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The Russell 1000® Financial Services Index is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation regarding the advisability of investing in the Fund.
Direxion Shares ETF Trust Prospectus	382

Direxion Daily Gold Miners Index Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Gold Miners Index Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the NYSE Arca Gold Miners Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.16%
Acquired Fund Fees and Expenses(1)	0.26%
Total Annual Fund Operating Expenses	1.17%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 231% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The Index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the Index at each rebalance date. The Index may include small and mid-capitalization companies and foreign issuers.
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As of December 31, 2019, the Index had 48 constituents, which had an average market capitalization of $5.5 billion, median market capitalization of $2.3 billion, total market capitalizations ranging from $594.8 million to $35.6 billion and were concentrated in the gold mining industry.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a
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chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 32.13%. The Index’s highest volatility rate for any one calendar year during the five-year period was 43.80% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 11.10%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing,
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borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed
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to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Gold and Silver Mining Company Risk - Because the Index is concentrated in the gold mining industry and may have significant exposure to assets in the silver mining industry, the Fund will be sensitive to changes in the overall condition of gold- and silver-related companies. Competitive pressures may have a significant effect on the financial condition of gold- and silver-related companies. Also gold- and silver-related companies are highly dependent on the price of gold and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors. These prices may fluctuate substantially over short periods of time which may cause the value of the gold- and silver-related companies to be more volatile than the general market. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund. If a natural disaster or other event with a significant economic impact occurs in a region in which the companies included in the Index operate, such disaster or event could negatively impact the profitability of such companies and, in turn, impact the Fund’s return.
Mining and Metal Industry Risk - Mining and metal companies can be significantly affected by international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and government regulations. Investments in mining and metal industry companies may be speculative and subject to greater price volatility than investments in other types of companies. Increased environmental or labor costs may depress the value of mining and metal investments. In addition, changes in international monetary policies or economic and political conditions can affect the supply of gold and precious metals, and consequently the value of mining and metal company investments. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Canadian Securities Risk — The United States is Canada’s largest trading and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has increased significantly. In 2018, the United States, Mexico, and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces NAFTA. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canadian Parliament for implementation. The adoption of USMCA may have a significant impact on the Canadian economy and, consequently, the value of the securities held by the Fund. The Canadian economy is also dependent upon
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external trade with other key trading partners, including China and the European Union. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative
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instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Performance prior to December 1, 2011 reflects the Fund’s previous investment objective where it sought daily investment results, before fees and expenses, of 200% of the performance of the Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
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Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 140.48% for the quarter ended March 31, 2016 and its lowest calendar quarter return was -79.11% for the quarter ended June 30, 2013. The year-to-date return as of December 31, 2019 was 100.89%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (12/8/2010)
Return Before Taxes	100.89%	-16.91%	-48.84%
Return After Taxes on Distributions	100.53%	-16.95%	-48.92%
Return After Taxes on Distributions and Sale of Fund Shares	59.83%	-11.61%	-14.42%
NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses or taxes)	41.26%	11.10%	-6.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.65%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the five-years and since inception periods because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in December 2010	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
If a market disruption event or other significant event occurs that impacts the Fund during which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. During the period that creations units are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also seek to change its investment objective by, for example, seeking to track an alternative index. Alternatively, the Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing
Direxion Shares ETF Trust Prospectus	390

the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
391	Direxion Shares ETF Trust Prospectus

Direxion Daily Gold Miners Index Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Gold Miners Index Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the NYSE Arca Gold Miners Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.17%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.07%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$109	$340	$590	$1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The Index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the Index at each rebalance date. The Index may include small and mid-capitalization companies and foreign issuers.
As of December 31, 2019, the Index had 48 constituents, which had an average market capitalization of $5.5 billion, median market capitalization of $2.3 billion, total market
Direxion Shares ETF Trust Prospectus	392

capitalizations ranging from $594.8 million to $35.6 billion and were concentrated in the gold mining industry.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return
393	Direxion Shares ETF Trust Prospectus

less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 32.13%. The Index’s highest volatility rate for any one calendar year during the five-year period was 43.80% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 11.10%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
Direxion Shares ETF Trust Prospectus	394

If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that
395	Direxion Shares ETF Trust Prospectus

is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Gold and Silver Mining Company Risk - Because the Index is concentrated in the gold mining industry and may have significant exposure to assets in the silver mining industry, the Fund will be sensitive to changes in the overall condition of gold- and silver-related companies. Competitive pressures may have a significant effect on the financial condition of gold- and silver-related companies. Also gold- and silver-related companies are highly dependent on the price of gold and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors. These prices may fluctuate substantially over short periods of time which may cause the value of the gold- and silver-related companies to be more volatile than the general market. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund. If a natural disaster or other event with a significant economic impact occurs in a region in which the companies included in the Index operate, such disaster or event could negatively impact the profitability of such companies and, in turn, impact the Fund’s return.
Mining and Metal Industry Risk - Mining and metal companies can be significantly affected by international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and government regulations. Investments in mining and metal industry companies may be speculative and subject to greater price volatility than investments in other types of companies. Increased environmental or labor costs may depress the value of mining and metal investments. In addition, changes in international monetary policies or economic and political conditions can affect the supply of gold and precious metals, and consequently the value of mining and metal company investments. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s
Direxion Shares ETF Trust Prospectus	396

currency. Emerging markets may develop unevenly and may never fully develop.
Canadian Securities Risk — The United States is Canada’s largest trading and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has increased significantly. In 2018, the United States, Mexico, and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces NAFTA. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canadian Parliament for implementation. The adoption of USMCA may have a significant impact on the Canadian economy and, consequently, the value of the securities held by the Fund. The Canadian economy is also dependent upon external trade with other key trading partners, including China and the European Union. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund
397	Direxion Shares ETF Trust Prospectus

may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Performance prior to December 1, 2011 reflects the Fund’s previous investment objective where it sought daily investment results, before fees and expenses, of -200% of the performance of the Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 135.44% for the quarter ended June 30, 2013 and its lowest calendar quarter return
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was -80.29% for the quarter ended March 31, 2016. The year-to-date return as of December 31, 2019 was -75.11%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (12/8/2010)
Return Before Taxes	-75.11%	-65.86%	-43.10%
Return After Taxes on Distributions	-75.24%	-65.91%	-43.25%
Return After Taxes on Distributions and Sale of Fund Shares	-44.39%	-24.73%	-14.17%
NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses or taxes)	41.26%	11.10%	-6.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.65%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in December 2010	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
If a market disruption event or other significant event occurs that impacts the Fund during which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. During the period that creations units are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also seek to change its investment objective by, for example, seeking to track an alternative index. Alternatively, the Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
399	Direxion Shares ETF Trust Prospectus

Direxion Daily Healthcare Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Healthcare Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Health Care Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.21%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses	1.09%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.08%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$110	$346	$600	$1,328
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
Direxion Shares ETF Trust Prospectus	400

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by Standard & Poor’s (the “Index Provider”) and includes domestic companies from the healthcare sector, which includes the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent company of the S&P 500 Index; (2) each stock in the S&P 500 Index is allocated to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index.
As of December 31, 2019, the Index had 61 constituents, which had a median total market capitalization of $30.8 billion, total market capitalizations ranging from $7 billion to $383.9 billion and were concentrated in the healthcare sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily.
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Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.95%. The Index’s highest volatility rate for any one calendar year during the five-year period was 18.08% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 10.28%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Direxion Shares ETF Trust Prospectus	402

Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
403	Direxion Shares ETF Trust Prospectus

Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system
Direxion Shares ETF Trust Prospectus	404

breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
405	Direxion Shares ETF Trust Prospectus

Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 52.21% for the quarter ended March 31, 2013 and its lowest calendar quarter return was -32.28% for the quarter ended September 30, 2015. The year-to-date return as of December 31, 2019 was 55.85%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (6/15/2011)
Return Before Taxes	55.85%	19.25%	37.85%
Return After Taxes on Distributions	55.54%	19.14%	37.56%
Return After Taxes on Distributions and Sale of Fund Shares	33.04%	15.66%	33.61%
Health Care Select Sector Index (reflects no deduction for fees, expenses or taxes)	20.82%	10.28%	15.44%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.72%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in June 2011	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Health Care Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Health Care Select Sector Index.
Direxion Shares ETF Trust Prospectus	406

Direxion Daily Homebuilders & Supplies Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Homebuilders & Supplies Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Dow Jones U.S. Select Home Construction Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.25%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	1.04%
Expense Cap/Reimbursement(2)	-0.05%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.99%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$101	$326	$569	$1,266
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
407	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index measures U.S companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and producers, sellers and suppliers of building materials, furnishings and fixtures and also home improvement retailers. To be included in the Index, stocks must meet minimum market capitalization and liquidity requirements and are subject to the following adjustments: 1) the weight of any individual security is restricted to 25%; 2) the aggregate weight of individual companies in the Index with weights of 5% or more is capped at 45%; 3) the aggregate weight of the five largest companies in the Index is capped at 65%; and 4) companies classified as Building Materials & Fixtures, Furnishings, and Home Improvement Retailers are, in aggregate, capped at 35% of the Index. The Index may include large-, mid- or small-capitalization companies. The Index is reconstituted and rebalanced quarterly.
As of December 31, 2019, the Index was comprised of 45 components with a median market capitalization of $2.9 billion, total market capitalizations ranging from $280.5 million to $238.2 billion and were primarily included in the consumer goods, consumer services and industrials sectors, which include companies in the homebuilding industry.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility,
Direxion Shares ETF Trust Prospectus	408

compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 20.31%. The Index’s highest volatility rate for any one calendar year during the five-year period was 24.12% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 12.34%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
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Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Homebuilding Industry Risk - The Fund’s assets will generally be concentrated in the homebuilding industry which means the Fund will be more affected by the performance of the homebuilding industry than a fund that is more diversified. The homebuilding industry includes home builders (including manufacturers of mobile and prefabricated homes), as well as producers, sellers and suppliers of building materials, furnishings and fixtures. Companies within the industry may be significantly affected by the national, regional and local real estate markets, changes in government spending, zoning laws, interest rates and commodity prices. This industry is also sensitive to interest rate fluctuations that can cause changes in the availability of mortgage capital and directly impact the purchasing power of potential homebuyers. Certain segments of the homebuilding industry may be significantly affected by environmental cleanup costs and catastrophic events such as earthquakes, hurricanes and terrorist acts. The home building industry can be significantly affected by changes in consumer confidence, demographic patterns, housing starts and the level of new and existing home sales.
Consumer Goods Sector Risk - Because companies in the consumer goods sector manufacture products, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Additionally, government regulation, including new laws, affecting the permissibility of using various production methods or other types of inputs such as materials, may adversely impact companies in the consumer goods industry. Changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors may adversely impact companies in the consumer goods sector.
Consumer Services Industry Risk - The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer service providers.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant
411	Direxion Shares ETF Trust Prospectus

extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Retail Industry Risk - Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the retailing industry is highly competitive and a company’s success can be tied to its ability to anticipate changing consumer tastes.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments
Direxion Shares ETF Trust Prospectus	412

made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 67.44% for the quarter ended December 31, 2017 and its lowest calendar quarter return was -43.39% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 183.58%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (8/19/2015)
Return Before Taxes	183.58%	13.44%
Return After Taxes on Distributions	183.40%	13.26%
Return After Taxes on Distributions and Sale of Fund Shares	108.71%	10.65%
Dow Jones U.S. Select Home Construction Index (reflects no deduction for fees, expenses or taxes)	49.60%	10.62%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	12.68%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in August 2015	Portfolio Manager
Tony Ng	Since Inception in August 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings
413	Direxion Shares ETF Trust Prospectus

and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Dow Jones®, Dow Jones Industrial Average® and DJIA® are trademarks of Dow Jones & Company, Inc. (“Dow Jones®”). Dow Jones® has no relationship to the Fund, other than the licensing of those service marks for use in connection with the Fund’s materials. Dow Jones® does not sponsor, endorse, sell or promote any of the Funds.
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Direxion Daily Homebuilders & Supplies Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Homebuilders & Supplies Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Dow Jones U.S. Select Home Construction Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
415	Direxion Shares ETF Trust Prospectus

of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index measures U.S companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and producers, sellers and suppliers of building materials, furnishings and fixtures and also home improvement retailers. To be included in the Index, stocks must meet minimum market capitalization and liquidity requirements and are subject to the following adjustments: 1) the weight of any individual security is restricted to 25%; 2) the aggregate weight of individual companies in the Index with weights of 5% or more is capped at 45%; 3) the aggregate weight of the five largest companies in the Index is capped at 65%; and 4) companies classified as Building Materials & Fixtures, Furnishings, and Home Improvement Retailers are, in aggregate, capped at 35% of the Index. The Index may include large-, mid- or small-capitalization companies. The Index is reconstituted and rebalanced quarterly.
As of December 31, 2019, the Index was comprised of 45 components with a median market capitalization of $2.9 billion, total market capitalizations ranging from $280.5 million to $238.2 billion and were primarily included in the consumer goods, consumer services and industrials sectors, which include companies in the homebuilding industry.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the
Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time;
Direxion Shares ETF Trust Prospectus	416

d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 20.31%. The Index’s highest volatility rate for any one calendar year during the five-year period was 24.12% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 12.34%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may
417	Direxion Shares ETF Trust Prospectus

not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and
Direxion Shares ETF Trust Prospectus	418

will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Homebuilding Industry Risk - The Fund’s assets will generally be concentrated in the homebuilding industry which means the Fund will be more affected by the performance of the homebuilding industry than a fund that is more diversified. The homebuilding industry includes home builders (including manufacturers of mobile and prefabricated homes), as well as producers, sellers and suppliers of building materials, furnishings and fixtures. Companies within the industry may be significantly affected by the national, regional and local real estate markets, changes in government spending, zoning laws, interest rates and commodity prices. This industry is also sensitive to interest rate fluctuations that can cause changes in the availability of mortgage capital and directly impact the purchasing power of potential homebuyers. Certain segments of the homebuilding industry may be significantly affected by environmental cleanup costs and catastrophic events such as earthquakes, hurricanes and terrorist acts. The home building industry can be significantly affected by changes in consumer confidence, demographic patterns, housing starts and the level of new and existing home sales.
Consumer Goods Sector Risk - Because companies in the consumer goods sector manufacture products, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Additionally, government regulation, including new laws, affecting the permissibility of using various production methods or other types of inputs such as materials, may adversely impact companies in the consumer goods industry. Changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors may adversely impact companies in the consumer goods sector.
Consumer Services Industry Risk - The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer service providers.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and
419	Direxion Shares ETF Trust Prospectus

investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Retail Industry Risk - Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the retailing industry is highly competitive and a company’s success can be tied to its ability to anticipate changing consumer tastes.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total
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return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary
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for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Dow Jones®, Dow Jones Industrial Average® and DJIA® are trademarks of Dow Jones & Company, Inc. (“Dow Jones®”). Dow Jones® has no relationship to the Fund, other than the licensing of those service marks for use in connection with the Fund’s materials. Dow Jones® does not sponsor, endorse, sell or promote any of the Funds.
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Direxion Daily Industrials Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Industrials Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Industrials Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	1.01%
Acquired Fund Fees and Expenses(1)	0.06%
Total Annual Fund Operating Expenses	1.82%
Expense Cap/Reimbursement(2)	-0.81%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.01%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$103	$494	$910	$2,071
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 228% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
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reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense; industrial conglomerates; marine; transportation infrastructure; machinery; road and rail; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; airlines; and building products. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the stocks in the Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional market capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index.
As of December 31, 2019, the Index was comprised of 70 constituents, which had a median total market capitalization of $24.8 billion, total market capitalizations ranging from $5.8 billion to $183.3 billion and were concentrated in the industrials sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the
Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the
Direxion Shares ETF Trust Prospectus	424

Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 15.21%. The Index’s highest volatility rate for any one calendar year during the five-year period was 19.07% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 9.95%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
425	Direxion Shares ETF Trust Prospectus

Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
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Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity
427	Direxion Shares ETF Trust Prospectus

plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Direxion Shares ETF Trust Prospectus	428

Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 54.72% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -47.16% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 87.74%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (5/3/2017)
Return Before Taxes	87.74%	16.93%
Return After Taxes on Distributions	87.23%	16.60%
Return After Taxes on Distributions and Sale of Fund Shares	52.22%	13.19%
Industrials Select Sector Index (reflects no deduction for fees, expenses or taxes)	29.37%	10.32%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	14.22%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in May 2017	Portfolio Manager
Tony Ng	Since Inception in May 2017	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
429	Direxion Shares ETF Trust Prospectus

Index Information
The “Industrials Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Industrials Select Sector Index.
Direxion Shares ETF Trust Prospectus	430

Direxion Daily Industrials Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Industrials Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Industrials Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
431	Direxion Shares ETF Trust Prospectus

of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense; industrial conglomerates; marine; transportation infrastructure; machinery; road and rail; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; airlines; and building products. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the stocks in the Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional market capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index.
As of December 31, 2019, the Index was comprised of 70 constituents, which had a median total market capitalization of $24.8 billion, total market capitalizations ranging from $5.8 billion to $183.3 billion and were concentrated in the industrials sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
Direxion Shares ETF Trust Prospectus	432

The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 15.21%. The Index’s highest volatility rate for any one calendar year during the five-year period was 19.07% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 9.95%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
433	Direxion Shares ETF Trust Prospectus

The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for
Direxion Shares ETF Trust Prospectus	434

cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the
435	Direxion Shares ETF Trust Prospectus

Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market.
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There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem
Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Industrials Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Industrials Select Sector Index.
437	Direxion Shares ETF Trust Prospectus

Direxion Daily Dow Jones Internet Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Dow Jones Internet Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Dow Jones Internet Composite Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.22%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	1.00%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.98%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$100	$316	$551	$1,223
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities
Direxion Shares ETF Trust Prospectus	438

of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months’ trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. Companies included in the internet commerce sector generate the majority of their sales or revenues from online retail, search, financial services, investment products, social media, advertising, travel platforms, and internet radio. Companies included in the internet services sector generate the majority of their sales or revenues from various services performed via the internet, cloud computing, enterprise software, networking capabilities, website creation tools, and digital marketing platforms. Securities that meet the above requirements are then ranked by the Index Provider based on float-adjusted market capitalization. The Index is rebalanced quarterly.
As of December 31, 2019, the Index was comprised of 41 constituents which had a median total market capitalization of $12 billion, total market capitalizations ranging from $1.3 billion to $916.2 billion and were concentrated in the information technology sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund
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is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 19.55%. The Index’s highest volatility rate for any one calendar year during the five-year period was 25.77% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 18.46%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
441	Direxion Shares ETF Trust Prospectus

Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Internet Company Industry Risk— The market prices of internet securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, evolving industry standards and frequent new product productions. Internet securities also may be affected adversely by changes in consumer and business purchasing patterns and government regulations. These companies may have high market valuations and may appear less attractive to investors, which may cause sharp decreases in their market prices.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease
Direxion Shares ETF Trust Prospectus	442

the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or
443	Direxion Shares ETF Trust Prospectus

create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2019	Portfolio Manager
Tony Ng	Since Inception in November 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Dow Jones®, Dow Jones Industrial Average® and DJIA® are trademarks of Dow Jones & Company, Inc. (“Dow Jones®”). Dow Jones® has no relationship to the Fund, other than the licensing of those service marks for use in connection with the Fund’s materials. Dow Jones® does not sponsor, endorse, sell or promote any of the Funds.
Direxion Shares ETF Trust Prospectus	444

Direxion Daily Dow Jones Internet Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Dow Jones Internet Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Dow Jones Internet Composite Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.22%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	1.09%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.07%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$109	$345	$599	$1,327
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse
445	Direxion Shares ETF Trust Prospectus

(opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months’ trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. Companies included in the internet commerce sector generate the majority of their sales or revenues from online retail, search, financial services, investment products, social media, advertising, travel platforms, and internet radio. Companies included in the internet services sector generate the majority of their sales or revenues from various services performed via the internet, cloud computing, enterprise software, networking capabilities, website creation tools, and digital marketing platforms. Securities that meet the above requirements are then ranked by the Index Provider based on float-adjusted market capitalization. The Index is rebalanced quarterly.
As of December 31, 2019, the Index was comprised of 41 constituents which had a median total market capitalization of $12 billion, total market capitalizations ranging from $1.3 billion to $916.2 billion and were concentrated in the information technology sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a
Direxion Shares ETF Trust Prospectus	446

shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 19.55%. The Index’s highest volatility rate for any one calendar year during the five-year period was 25.77% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 18.46%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require
447	Direxion Shares ETF Trust Prospectus

only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Direxion Shares ETF Trust Prospectus	448

Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Internet Company Industry Risk— The market prices of internet securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, evolving industry standards and frequent new product productions. Internet securities also may be affected adversely by changes in consumer and business purchasing patterns and government regulations. These companies may have high market valuations and may appear less attractive to investors, which may cause sharp decreases in their market prices.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities
449	Direxion Shares ETF Trust Prospectus

compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop
Direxion Shares ETF Trust Prospectus	450

for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2019	Portfolio Manager
Tony Ng	Since Inception in November 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Dow Jones®, Dow Jones Industrial Average® and DJIA® are trademarks of Dow Jones & Company, Inc. (“Dow Jones®”). Dow Jones® has no relationship to the Fund, other than the licensing of those service marks for use in connection with the Fund’s materials. Dow Jones® does not sponsor, endorse, sell or promote any of the Funds.
451	Direxion Shares ETF Trust Prospectus

Direxion Daily Junior Gold Miners Index Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Junior Gold Miners Index Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MVIS Global Junior Gold Miners Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.14%
Acquired Fund Fees and Expenses(1)	0.23%
Total Annual Fund Operating Expenses	1.12%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 279% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index tracks the performance of foreign and domestic micro-, small- and mid-capitalization companies that generate, or demonstrate the potential to generate, at least 50% of their revenues from, or have at least 50% of their assets related to, gold mining and/or silver mining, hold real property or have mining projects that have the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver. In addition, stocks must meet strict size and liquidity
Direxion Shares ETF Trust Prospectus	452

requirements: (1) the full market capitalization has to exceed $150 million in U.S. Dollars; (2) the three months average-daily-trading volume must be higher than $1.0 million in U.S. Dollars; and (3) the stocks must have traded at least 250,000 shares per month over the last six months. The Index includes companies from markets that are freely investable to foreign investors, including “emerging markets,” as that term is defined by the index provider. As of December 31, 2019, the principal supplies of gold included in the Index were located in ten countries or territories: Canada, Australia, South Africa, Peru, the United States, Jersey, Mexico, Cayman Islands, the United Kingdom, China, and Turkey. The Index is reviewed and rebalanced quarterly.
As of December 31, 2019, the Index included 68 constituents, which had an average market capitalization of $1.8 billion, total market capitalization ranging from approximately $158.8 million to $6.6 billion and were concentrated in the gold mining industry, which is included in the materials sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and
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Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 34.60%. The Index’s highest volatility rate for any one calendar year during the five-year period was 47.92% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 13.66%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives
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may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens
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or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Gold and Silver Mining Company Risk - Because the Index is concentrated in the gold mining industry and may have significant exposure to assets in the silver mining industry, the Fund will be sensitive to changes in the overall condition of gold- and silver-related companies. Competitive pressures may have a significant effect on the financial condition of gold- and silver-related companies. Also gold- and silver-related companies are highly dependent on the price of gold and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors. These prices may fluctuate substantially over short periods of time which may cause the value of the gold- and silver-related companies to be more volatile than the general market. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund. If a natural disaster or other event with a significant economic impact occurs in a region in which the companies included in the Index operate, such disaster or event could negatively impact the profitability of such companies and, in turn, impact the Fund’s return.
Mining and Metal Industry Risk - Mining and metal companies can be significantly affected by international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and government regulations. Investments in mining and metal industry companies may be speculative and subject to greater price volatility than investments in other types of companies. Increased environmental or labor costs may depress the value of mining and metal investments. In addition, changes in international monetary policies or economic and political conditions can affect the supply of gold and precious metals, and consequently the value of mining and metal company investments. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.
Materials Sector Risk — Companies in the materials sector could be adversely affected by commodity price volatility, exchange rate import controls and increased competition. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims, and may be materially affected by depletion of resources, technical progress, labor relations, and governmental regulations.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other
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developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Australian Securities Risk — Securities of issuers located in Australia may be subject to regulatory, political, currency, security, environmental, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies, may cause an adverse impact on the Australian economy. Additionally, Australia is located in a part of the world that has historically been prone to natural disasters, such as hurricanes and droughts, and is economically sensitive to environmental events. Any such event may adversely impact the Australian economy, causing an adverse impact on the value of the Fund.
Canadian Securities Risk — The United States is Canada’s largest trading and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has increased significantly. In 2018, the United States, Mexico, and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces NAFTA. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canadian Parliament for implementation. The adoption of USMCA may have a significant impact on the Canadian economy and, consequently, the value of the securities held by the Fund. The Canadian economy is also dependent upon external trade with other key trading partners, including China and the European Union. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause
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disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no
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guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 171.65% for the quarter ended June 30, 2016 and its lowest calendar quarter return was -78.64% for the quarter ended December 31, 2014. The year-to-date return as of December 31, 2019 was 82.46%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (10/3/2013)
Return Before Taxes	82.46%	-19.07%	-45.76%
Return After Taxes on Distributions	82.06%	-19.12%	-45.93%
Return After Taxes on Distributions and Sale of Fund Shares	48.77%	-12.87%	-19.66%
MVIS Global Junior Gold Miners Index (reflects no deduction for fees, expenses or taxes)	42.18%	13.66%	2.42%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.19%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the five-year and since inception periods because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in October 2013	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares
459	Direxion Shares ETF Trust Prospectus

such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
If a market disruption event or other significant event occurs that impacts the Fund during which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. During the period that creations units are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also seek to change its investment objective by, for example, seeking to track an alternative index. Alternatively, the Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily Junior Gold Miners Index Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Junior Gold Miners Index Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the MVIS Global Junior Gold Miners Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.20%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.10%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index tracks the performance of foreign and domestic micro-, small- and mid-capitalization companies that generate, or demonstrate the potential to generate, at least 50% of their revenues from, or have at least 50% of their assets
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related to, gold mining and/or silver mining, hold real property or have mining projects that have the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver. In addition, stocks must meet strict size and liquidity requirements: (1) the full market capitalization has to exceed $150 million in U.S. Dollars; (2) the three months average-daily-trading volume must be higher than $1.0 million in U.S. Dollars; and (3) the stocks must have traded at least 250,000 shares per month over the last six months. The Index includes companies from markets that are freely investable to foreign investors, including “emerging markets,” as that term is defined by the index provider. As of December 31, 2019, the principal supplies of gold included in the Index were located in ten countries or territories: Canada, Australia, South Africa, Peru, the United States, Jersey, Mexico, Cayman Islands, the United Kingdom, China, and Turkey. The Index is reviewed and rebalanced quarterly.
As of December 31, 2019, the Index included 68 constituents, which had an average market capitalization of $1.8 billion, total market capitalization ranging from approximately $158.8 million to $6.6 billion and were concentrated in the gold mining industry, which is included in the materials sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below
Direxion Shares ETF Trust Prospectus	462

illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 34.60%. The Index’s highest volatility rate for any one calendar year during the five-year period was 47.92% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 13.66%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of
463	Direxion Shares ETF Trust Prospectus

inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the
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Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Gold and Silver Mining Company Risk - Because the Index is concentrated in the gold mining industry and may have significant exposure to assets in the silver mining industry, the Fund will be sensitive to changes in the overall condition of gold- and silver-related companies. Competitive pressures may have a significant effect on the financial condition of gold- and silver-related companies. Also gold- and silver-related companies are highly dependent on the price of gold and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors. These prices may fluctuate substantially over short periods of time which may cause the value of the gold- and silver-related companies to be more volatile than the general market. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund. If a natural disaster or other event with a significant economic impact occurs in a region in which the companies included in the Index operate, such disaster or event could negatively impact the profitability of such companies and, in turn, impact the Fund’s return.
Mining and Metal Industry Risk - Mining and metal companies can be significantly affected by international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and government regulations. Investments in mining and metal industry companies may be speculative and subject to greater price volatility than investments in other types of companies. Increased environmental or labor costs may depress the value of mining and metal investments. In addition, changes in international monetary policies or economic and political conditions can affect the supply of gold and precious metals, and consequently the value of mining and metal company investments. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.
Materials Sector Risk — Companies in the materials sector could be adversely affected by commodity price volatility, exchange rate import controls and increased competition. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims, and may be materially affected by depletion of resources, technical progress, labor relations, and governmental regulations.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation,
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political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Australian Securities Risk — Securities of issuers located in Australia may be subject to regulatory, political, currency, security, environmental, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies, may cause an adverse impact on the Australian economy. Additionally, Australia is located in a part of the world that has historically been prone to natural disasters, such as hurricanes and droughts, and is economically sensitive to environmental events. Any such event may adversely impact the Australian economy, causing an adverse impact on the value of the Fund.
Canadian Securities Risk — The United States is Canada’s largest trading and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has increased significantly. In 2018, the United States, Mexico, and Canada signed the United States-Mexico-Canada Agreement
(“USMCA”), which replaces NAFTA. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canadian Parliament for implementation. The adoption of USMCA may have a significant impact on the Canadian economy and, consequently, the value of the securities held by the Fund. The Canadian economy is also dependent upon external trade with other key trading partners, including China and the European Union. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
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Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market
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makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 55.98% for the quarter ended September 30, 2018 and its lowest calendar quarter return was -84.49% for the quarter ended June 30, 2016. The year-to-date return as of December 31, 2019 was -80.32%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (10/3/2013)
Return Before Taxes	-80.32%	-76.02%	-72.30%
Return After Taxes on Distributions	-80.42%	-76.06%	-72.46%
Return After Taxes on Distributions and Sale of Fund Shares	-47.46%	-24.92%	-20.35%
MVIS Global Junior Gold Miners Index (reflects no deduction for fees, expenses or taxes)	42.18%	13.66%	2.42%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.19%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in October 2013	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares
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such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
If a market disruption event or other significant event occurs that impacts the Fund during which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value, the Fund could seek to limit or suspend purchases of creation units. During the period that creations units are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may cause the Fund to experience increased transaction costs and make greater taxable distributions to shareholders of the Fund. The Fund may also seek to change its investment objective by, for example, seeking to track an alternative index. Alternatively, the Fund could liquidate all, or a portion of, its assets, which may be at unfavorable prices.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily Metals & Mining Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Metals & Mining Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P Metals & Mining Select Industry Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged
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investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a modified equal-weighted index that is designed to measure the performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) metals and mining industry. The metals and mining industry includes the following sub-industries: aluminum; copper; diversified metals & mining; gold; precious metals & minerals; silver; and steel. To be eligible for inclusion in the Index, stocks must satisfy one of the following combined size and liquidity criteria: (1) have a float-adjusted market capitalization above $300 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the Index rebalancing reference date) above 50%; (2) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio above 90%; or (3) have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio above 150%. The Index is rebalanced quarterly. At each rebalance date, the components are initially equal-weighted and then adjustments are made to ensure that the market capitalization weight for any individual component does not exceed a specified value that can be traded in a single day as set by S&P on an annual basis.
As of December 31, 2019, the Index had 27 constituents, which had a median market capitalization of $1.9 billion, total market capitalizations ranging from $375.8 million to $35.6 billion and were concentrated in the metals and mining industry, which is included in the materials sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily
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performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 30.02%. The Index’s highest volatility rate for any one calendar year during the five-year period was 40.08% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 0.68%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
473	Direxion Shares ETF Trust Prospectus

Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Mining and Metal Industry Risk - Mining and metal companies can be significantly affected by international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and government regulations. Investments in mining and metal industry companies may be speculative and subject to greater price volatility than investments in other types of companies. Increased environmental or labor costs may depress the value of mining and metal investments. In addition, changes in international monetary policies or economic and political conditions can affect the supply of gold and precious metals, and consequently the value of mining and metal company investments. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.
Materials Sector Risk — Companies in the materials sector could be adversely affected by commodity price volatility, exchange rate import controls and increased competition. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims, and may be materially affected by depletion of resources, technical progress, labor relations, and governmental regulations.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities
Direxion Shares ETF Trust Prospectus	474

compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop
475	Direxion Shares ETF Trust Prospectus

for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Metals & Mining Select Industry Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Metals & Mining Select Industry Index.
Direxion Shares ETF Trust Prospectus	476

Direxion Daily Metals & Mining Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Metals & Mining Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P Metals & Mining Select Industry Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
477	Direxion Shares ETF Trust Prospectus

of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a modified equal-weighted index that is designed to measure the performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) metals and mining industry. The metals and mining industry includes the following sub-industries: aluminum; copper; diversified metals & mining; gold; precious metals & minerals; silver; and steel. To be eligible for inclusion in the Index, stocks must satisfy one of the following combined size and liquidity criteria: (1) have a float-adjusted market capitalization above $300 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the Index rebalancing reference date) above 50%; (2) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio above 90%; or (3) have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio above 150%. The Index is rebalanced quarterly. At each rebalance date, the components are initially equal-weighted and then adjustments are made to ensure that the market capitalization weight for any individual component does not exceed a specified value that can be traded in a single day as set by S&P on an annual basis.
As of December 31, 2019, the Index had 27 constituents, which had a median market capitalization of $1.9 billion, total market capitalizations ranging from $375.8 million to $35.6 billion and were concentrated in the metals and mining industry, which is included in the materials sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future
Direxion Shares ETF Trust Prospectus	478

adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 30.02%. The Index’s highest volatility rate for any one calendar year during the five-year period was 40.08% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 0.68%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require
479	Direxion Shares ETF Trust Prospectus

only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Direxion Shares ETF Trust Prospectus	480

Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Mining and Metal Industry Risk - Mining and metal companies can be significantly affected by international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and government regulations. Investments in mining and metal industry companies may be speculative and subject to greater price volatility than investments in other types of companies. Increased environmental or labor costs may depress the value of mining and metal investments. In addition, changes in international monetary policies or economic and political conditions can affect the supply of gold and precious metals, and consequently the value of mining and metal company investments. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.
Materials Sector Risk — Companies in the materials sector could be adversely affected by commodity price volatility, exchange rate import controls and increased competition. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims, and may be materially affected by depletion of resources, technical progress, labor relations, and governmental regulations.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not
481	Direxion Shares ETF Trust Prospectus

have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience
Direxion Shares ETF Trust Prospectus	482

the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares
(ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Metals & Mining Select Industry Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Metals & Mining Select Industry Index.
483	Direxion Shares ETF Trust Prospectus

Direxion Daily Natural Gas Related Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Natural Gas Related Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the ISE-Revere Natural Gas IndexTM (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.26%
Acquired Fund Fees and Expenses(1)	0.09%
Total Annual Fund Operating Expenses	1.10%
Expense Cap/Reimbursement(2)	-0.06%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.04%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$106	$344	$600	$1,335
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 158% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
Direxion Shares ETF Trust Prospectus	484

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.The Index is composed of equity securities of issuers involved in the exploration and production of natural gas. Because the Fund attempts to track the Index, it seeks exposure to the securities of such issuers that comprise the Index. The Fund’s performance is thereby not intended to reflect changes in the spot price of natural gas as a commodity, but instead is intended to reflect the performance of the securities of the issuers included in the Index, whose business operations may or may not be affected by changes in the spot price of natural gas.
The Index is developed and owned by the International Securities Exchange, LLC (“ISE”), and is calculated and maintained by NASDAQ. The Index is designed to take advantage of both event-driven news and long term trends in the natural gas industry. Equity securities are selected for inclusion in the Index using a quantitative ranking and screening system that begins with the universe of equity securities of issuers that are involved in the exploration and production of natural gas and that satisfy market capitalization, liquidity and weighting concentration requirements.
After application of the screens, the remaining equity securities are divided into two groups, one for equity securities issued by master limited partnerships (“MLPs”) and one for equity securities issued by entities that are not master limited partnerships (“non-MLPs”). The Index is allocated 85% to equity securities issued by non-MLPs, and the remaining 15% consists of equity securities issued by MLPs.
The Index uses a linear-based capitalization-weighted methodology for each of the MLP and non-MLP groups of constituents that initially ranks the equity securities based on market capitalization and average daily trading volume, and then adjusts the combined rankings of each equity security by a factor relating to its market capitalization. The resulting linear weight distribution prevents a few large component stocks from dominating the Index while allowing smaller companies to adequately influence Index performance.
As of December 31, 2019, the Index was comprised of 33 stocks which had an average market capitalization of $6.5 billion, median market capitalization of $2.8 billion, total market capitalizations ranging from $309.4 million to $71.4 billion and were concentrated in companies in the natural gas industry, which is included in the energy sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while
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the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 40.06%. The Index’s highest volatility rate for any one calendar year during the five-year period was 51.98% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was -24.90%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further
Direxion Shares ETF Trust Prospectus	486

reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
487	Direxion Shares ETF Trust Prospectus

In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an
ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Natural Gas Industry Risk - The profitability of companies engaged in the exploration and production of natural gas may be adversely affected by changes in worldwide energy prices, exploration and production spending, government policies and regulation, economic conditions and world events. Natural gas companies also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations and may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. In addition, the natural gas companies must comply with a broad range of environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on natural gas companies’ profitability. Finally, natural gas companies compete with other fuel companies, such as coal and oil companies, which also may adversely affect the profitability of natural gas companies.
Energy Sector Risk — Companies that engage in energy-related businesses and companies primarily involved in the production and mining of coal, development and production of oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services are subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies and legislation. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these
Direxion Shares ETF Trust Prospectus	488

other areas, including natural disaster and terrorist attacks, impact energy company securities.
MLP Risk — Common units of MLPs involve risks that differ from common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs also can be affected by unique fundamentals, including cash flow growth, cash generating power and distribution coverage.
The Fund currently qualifies as, and intends to continue to qualify as, a registered investment company under Subchapter M of the Internal Revenue Code of 1985, as amended (the “IRC”) and as such, may not invest more than 25% of its net assets in the securities of MLPs. If the Fund exceeds this limitation, it may no longer qualify under the IRC as a registered investment company and may be subject to taxation as a corporation instead of a registered investment company.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s
489	Direxion Shares ETF Trust Prospectus

returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than
Direxion Shares ETF Trust Prospectus	490

net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Performance prior to December 1, 2011 reflects the Fund’s previous investment objective where it sought daily investment results, before fees and expenses, of 200% of the performance of the Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 55.19% for the quarter ended September 30, 2013 and its lowest calendar quarter return was -83.82% for the quarter ended September 30, 2015. The year-to-date return as of December 31, 2019 was -61.64%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (7/14/2010)
Return Before Taxes	-61.64%	-75.26%	-62.27%
Return After Taxes on Distributions	-61.69%	-75.27%	-62.27%
Return After Taxes on Distributions and Sale of Fund Shares	-36.47%	-24.91%	-14.06%
ISE-Revere Natural Gas Index (reflects no deduction for fees, expenses or taxes)	-15.23%	-24.90%	-16.91%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	14.46%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in July 2010	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares
491	Direxion Shares ETF Trust Prospectus

such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
International Securities Exchange, LLC (“Licensor”) and the ISE-Revere Natural Gas IndexTM are trademarks of Licensor and have been licensed for use for certain purposes by the Trust. The Fund is not sponsored, endorsed, sold, or promoted by Licensor, and Licensor makes no representation regarding the advisability of trading in such products.
Direxion Shares ETF Trust Prospectus	492

Direxion Daily Natural Gas Related Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Natural Gas Related Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the ISE-Revere Natural Gas IndexTM (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.61%
Acquired Fund Fees and Expenses(1)	0.14%
Total Annual Fund Operating Expenses	1.50%
Expense Cap/Reimbursement(2)	-0.41%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.09%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$111	$434	$780	$1,755
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
493	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.The Index is composed of equity securities of issuers involved in the exploration and production of natural gas. Because the Fund attempts to track the Index, it seeks exposure to the securities of such issuers that comprise the Index. The Fund’s performance is thereby not intended to reflect changes in the spot price of natural gas as a commodity, but instead is intended to reflect the performance of the securities of the issuers included in the Index, whose business operations may or may not be affected by changes in the spot price of natural gas.
The Index is developed and owned by the International Securities Exchange, LLC (“ISE”), and is calculated and maintained by NASDAQ. The Index is designed to take advantage of both event-driven news and long term trends in the natural gas industry. Equity securities are selected for inclusion in the Index using a quantitative ranking and screening system that begins with the universe of equity securities of issuers that are involved in the exploration and production of natural gas and that satisfy market capitalization, liquidity and weighting concentration requirements.
After application of the screens, the remaining equity securities are divided into two groups, one for equity securities issued by master limited partnerships (“MLPs”) and one for equity securities issued by entities that are not master limited partnerships (“non-MLPs”). The Index is allocated 85% to equity securities issued by non-MLPs, and the remaining 15% consists of equity securities issued by MLPs.
The Index uses a linear-based capitalization-weighted methodology for each of the MLP and non-MLP groups of constituents that initially ranks the equity securities based on market capitalization and average daily trading volume, and then adjusts the combined rankings of each equity security by a factor relating to its market capitalization. The resulting linear weight distribution prevents a few large component stocks from dominating the Index while allowing smaller companies to adequately influence Index performance.
As of December 31, 2019, the Index was comprised of 33 stocks which had an average market capitalization of $6.5 billion, median market capitalization of $2.8 billion, total market capitalizations ranging from $309.4 million to $71.4 billion and were concentrated in companies in the natural gas industry, which is included in the energy sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors
Direxion Shares ETF Trust Prospectus	494

closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 40.06%. The Index’s highest volatility rate for any one calendar year during the five-year period was 51.98% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was -24.90%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
495	Direxion Shares ETF Trust Prospectus

Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines.
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When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the
Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Natural Gas Industry Risk - The profitability of companies engaged in the exploration and production of natural gas may be adversely affected by changes in worldwide energy prices, exploration and production spending, government policies and regulation, economic conditions and world events. Natural gas companies also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations and may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. In addition, the natural gas companies must comply with a broad range of environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on natural gas companies’ profitability. Finally, natural gas companies compete with other fuel companies, such as coal and oil companies, which also may adversely affect the profitability of natural gas companies.
Energy Sector Risk — Companies that engage in energy-related businesses and companies primarily involved in the production and mining of coal, development and production of oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related
497	Direxion Shares ETF Trust Prospectus

services are subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies and legislation. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disaster and terrorist attacks, impact energy company securities.
MLP Risk — Common units of MLPs involve risks that differ from common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs also can be affected by unique fundamentals, including cash flow growth, cash generating power and distribution coverage.
The Fund currently qualifies as, and intends to continue to qualify as, a registered investment company under Subchapter M of the Internal Revenue Code of 1985, as amended (the “IRC”) and as such, may not invest more than 25% of its net assets in the securities of MLPs. If the Fund exceeds this limitation, it may no longer qualify under the IRC as a registered investment company and may be subject to taxation as a corporation instead of a registered investment company.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
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Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
499	Direxion Shares ETF Trust Prospectus

Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 186.34% for the quarter ended December 31, 2018 and its lowest calendar quarter return was -63.01% for the quarter ended March 31, 2016. The year-to-date return as of December 31, 2019 was -21.24%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (12/3/2015)
Return Before Taxes	-21.24%	-28.03%
Return After Taxes on Distributions	-21.48%	-28.13%
Return After Taxes on Distributions and Sale of Fund Shares	-12.58%	-18.39%
ISE-Revere Natural Gas Index (reflects no deduction for fees, expenses or taxes)	-15.23%	-16.21%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	13.69%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in December 2015	Portfolio Manager
Tony Ng	Since Inception in December 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial
Direxion Shares ETF Trust Prospectus	500

advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
International Securities Exchange, LLC (“Licensor”) and the ISE-Revere Natural Gas IndexTM are trademarks of Licensor and have been licensed for use for certain purposes by the Trust. The Fund is not sponsored, endorsed, sold, or promoted by Licensor, and Licensor makes no representation regarding the advisability of trading in such products.
501	Direxion Shares ETF Trust Prospectus

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P Oil & Gas Exploration & Production Select Industry Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.21%
Acquired Fund Fees and Expenses(1)	0.09%
Total Annual Fund Operating Expenses	1.05%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.04%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$106	$333	$578	$1,282
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 257% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
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reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by Standard & Poor’s (the “Index Provider”) and includes domestic companies from the oil and gas exploration and production sub-industry. The Index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Companies in the Index are classified using the GICS classifications which are determined primarily based on a company’s revenues, however, earnings and market perception are also considered by GICS. The Index consists of constituents of the S&P Total Market Index (“S&P TMI”) that belong to the GICS oil & gas exploration & production sub-industry that satisfy the following criteria: (1) have a float-adjusted market capitalization above $300 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the Index rebalancing reference date) above 50%; have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio above 90%; or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio above 150%; and (2) are U.S.-based companies. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Rebalancing is done quarterly. The S&P TMI tracks all U.S. common stocks listed on the New York Stock Exchange (including the NYSE Arca, Inc. and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market.
As of December 31, 2019, the Index was comprised of 59 constituents, which had a median total market capitalization of $2.1 billion, total market capitalizations ranging from $443.5 million to $295.2 billion and were concentrated in the energy sector, the GICS sector in which the oil and gas exploration and production industry was included.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors
503	Direxion Shares ETF Trust Prospectus

closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 35.60%. The Index’s highest volatility rate for any one calendar year during the five-year period was 41.30% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was -11.99%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Direxion Shares ETF Trust Prospectus	504

Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given
505	Direxion Shares ETF Trust Prospectus

trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Oil and Gas Industry Risk - Companies in the oil and gas industries develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or services and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration products and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, may adversely impact a company’s performance. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damages claims.
Energy Sector Risk — Companies that engage in energy-related businesses and companies primarily involved in the production and mining of coal, development and production of oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services are subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies and legislation. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disaster and terrorist attacks, impact energy company securities.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may
Direxion Shares ETF Trust Prospectus	506

affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary
507	Direxion Shares ETF Trust Prospectus

market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 70.44% for the quarter ended June 30, 2018 and its lowest calendar quarter return was -80.31% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was -52.54%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (5/28/2015)
Return Before Taxes	-52.54%	-57.73%
Return After Taxes on Distributions	-52.67%	-57.88%
Return After Taxes on Distributions and Sale of Fund Shares	-30.94%	-25.81%
S&P Oil & Gas Exploration & Production Select Industry Index (reflects no deduction for fees, expenses or taxes)	-9.15%	-13.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.83%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in May 2015	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other
Direxion Shares ETF Trust Prospectus	508

information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Oil & Gas Exploration & Production Select Industry Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Oil & Gas Exploration & Production Select Industry Index.
509	Direxion Shares ETF Trust Prospectus

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P Oil & Gas Exploration & Production Select Industry Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.26%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	1.13%
Expense Cap/Reimbursement(2)	-0.06%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.07%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$109	$353	$616	$1,369
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
Direxion Shares ETF Trust Prospectus	510

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by Standard & Poor’s (the “Index Provider”) and includes domestic companies from the oil and gas exploration and production sub-industry. The Index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (“GICS”). Companies in the Index are classified using the GICS classifications which are determined primarily based on a company’s revenues, however, earnings and market perception are also considered by GICS. The Index consists of constituents of the S&P Total Market Index (“S&P TMI”) that belong to the GICS oil & gas exploration & production sub-industry that satisfy the following criteria: (1) have a float-adjusted market capitalization above $300 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the Index rebalancing reference date) above 50%; have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio above 90%; or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio above 150%; and (2) are U.S.-based companies. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Rebalancing is done quarterly. The S&P TMI tracks all U.S. common stocks listed on the New York Stock Exchange (including the NYSE Arca, Inc. and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market.
As of December 31, 2019, the Index was comprised of 59 constituents, which had a median total market capitalization of $2.1 billion, total market capitalizations ranging from $443.5 million to $295.2 billion and were concentrated in the energy sector, the GICS sector in which the oil and gas exploration and production industry was included.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact
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on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 35.60%. The Index’s highest volatility rate for any one calendar year during the five-year period was 41.30% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was -11.99%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
513	Direxion Shares ETF Trust Prospectus

The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Oil and Gas Industry Risk - Companies in the oil and gas industries develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or services and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration products and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, may adversely impact a company’s performance. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damages claims.
Energy Sector Risk — Companies that engage in energy-related businesses and companies primarily involved in the production and mining of coal, development and production of oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services are subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand, exploration and production
Direxion Shares ETF Trust Prospectus	514

spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies and legislation. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disaster and terrorist attacks, impact energy company securities.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes
515	Direxion Shares ETF Trust Prospectus

in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 224.17% for the quarter ended December 31, 2018 and its lowest calendar quarter return was -51.50% for the quarter ended June 30, 2018. The year-to-date return as of December 31, 2019 was -36.07%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (5/28/2015)
Return Before Taxes	-36.07%	-27.62%
Return After Taxes on Distributions	-36.29%	-27.73%
Return After Taxes on Distributions and Sale of Fund Shares	-21.34%	-17.64%
S&P Oil & Gas Exploration & Production Select Industry Index (reflects no deduction for fees, expenses or taxes)	-9.15%	-13.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.83%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in May 2015	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other
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information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Oil & Gas Exploration & Production Select Industry Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Oil & Gas Exploration & Production Select Industry Index.
517	Direxion Shares ETF Trust Prospectus

Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Pharmaceutical & Medical Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P Pharmaceuticals Select Industry Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.66%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	1.44%
Expense Cap/Reimbursement(2)	-0.46%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.98%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$100	$410	$743	$1,685
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 246% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
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reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals sub-industry. To be eligible for inclusion in the Index, stocks must satisfy one of the following combined size and liquidity criteria: (1) have a float-adjusted market capitalization above $300 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the Index rebalancing reference date) above 50%; (2) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio above 90%; or (3) have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio above 150%. The Index is rebalanced quarterly.
As of December 31, 2019, the Index had 40 constituents with a median total market capitalization of $1.9 billion, total market capitalizations ranging from $274.8 million to $383.9 billion and were concentrated in the pharmaceuticals industry, which is included in the healthcare sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a
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trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 23.75%. The Index’s highest volatility rate for any one calendar year during the five-year period was 29.15% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was -1.27%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Direxion Shares ETF Trust Prospectus	520

Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
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Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Biotechnology Industry Risk - Companies within the biotech industry invest heavily in research and development, which may not lead to commercially successful products. The biotech industry is also subject to significant governmental regulation, which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment or expiration of such rights may have adverse financial consequences for these companies. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Pharmaceutical Industry Risk - The profitability of these companies is highly dependent on the development, procurement and marketing of drugs and the development, protection and exploitation of intellectual property rights and other proprietary information. These companies may be significantly affected by the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. Research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant and may not be successful. Many pharmaceutical companies face intense competition from new products and less costly generic products, which may make it difficult to raise the prices of their products and may result in price discounting. In addition, the process for obtaining regulatory approval from the U.S. Food and Drug Administration or other governmental regulatory authorities is long and costly and there is no assurance that the necessary approvals will be obtained or maintained by these companies.
These companies may be adversely affected by government regulation and changes in reimbursement rates from third-party payors, such as Medicare, Medicaid and other
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government-sponsored programs, private health insurance plans and health maintenance organizations. The profitability of these companies may be dependent on a relatively limited number of products. Additionally, their products can become obsolete due to industry innovation, changes in technologies or other market developments.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
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Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to August 1, 2019 reflects the Fund’s previous daily leveraged investment objective, before fees and expenses, of 300% of the Dynamic Pharmaceutical Intellidex Index. After August 1, 2019, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 300% of the S&P Pharmaceuticals Select Industry Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 103.70% for the quarter ended December 31, 2019 and its lowest calendar quarter return was -41.33% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 18.19%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (11/15/17)
Return Before Taxes	18.19%	1.25%
Return After Taxes on Distributions	18.06%	1.09%
Return After Taxes on Distributions and Sale of Fund Shares	10.82%	0.92%
S&P Pharmaceutials Select Industry Index (reflects no deduction for fees, expenses or taxes)	25.84%	5.95%
Dynamic Pharmaceutical Intellidex Index (reflects no deduction for fees, expenses or taxes)	5.26%	3.40%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	13.40%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2017	Portfolio Manager
Tony Ng	Since Inception in November 2017	Portfolio Manager
Direxion Shares ETF Trust Prospectus	524

Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Pharmaceuticals Select Industry Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Pharmaceuticals Select Industry Index.
525	Direxion Shares ETF Trust Prospectus

Direxion Daily Pharmaceutical & Medical Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Pharmaceutical & Medical Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P Pharmaceuticals Select Industry Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
Direxion Shares ETF Trust Prospectus	526

of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals sub-industry. To be eligible for inclusion in the Index, stocks must satisfy one of the following combined size and liquidity criteria: (1) have a float-adjusted market capitalization above $300 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the Index rebalancing reference date) above 50%; (2) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio above 90%; or (3) have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio above 150%. The Index is rebalanced quarterly.
As of December 31, 2019, the Index had 40 constituents with a median total market capitalization of $1.9 billion, total market capitalizations ranging from $274.8 million to $383.9 billion and were concentrated in the pharmaceuticals industry, which is included in the healthcare sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure;
527	Direxion Shares ETF Trust Prospectus

e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 23.75%. The Index’s highest volatility rate for any one calendar year during the five-year period was 29.15% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was -1.27%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an
Direxion Shares ETF Trust Prospectus	528

ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given
529	Direxion Shares ETF Trust Prospectus

trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Biotechnology Industry Risk - Companies within the biotech industry invest heavily in research and development, which may not lead to commercially successful products. The biotech industry is also subject to significant governmental regulation, which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment or expiration of such rights may have adverse financial consequences for these companies. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Pharmaceutical Industry Risk - The profitability of these companies is highly dependent on the development, procurement and marketing of drugs and the development, protection and exploitation of intellectual property rights and other proprietary information. These companies may be significantly affected by the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. Research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant and may not be successful. Many pharmaceutical companies face intense competition from new products and less costly generic products, which may make it difficult to raise the prices of their products and may result in price discounting. In addition, the process for obtaining regulatory approval from the U.S. Food and Drug Administration or other governmental regulatory authorities is long and costly and there is no assurance that the necessary approvals will be obtained or maintained by these companies.
These companies may be adversely affected by government regulation and changes in reimbursement rates from third-party payors, such as Medicare, Medicaid and other government-sponsored programs, private health insurance plans and health maintenance organizations. The profitability of these companies may be dependent on a relatively limited number of products. Additionally, their products can become obsolete due to industry innovation, changes in technologies or other market developments.
Direxion Shares ETF Trust Prospectus	530

Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to
531	Direxion Shares ETF Trust Prospectus

process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Pharmaceuticals Select Industry Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Pharmaceuticals Select Industry Index.
Direxion Shares ETF Trust Prospectus	532

Direxion Daily MSCI Real Estate Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Real Estate Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the MSCI US IMI Real Estate 25/50 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.28%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	1.07%
Expense Cap/Reimbursement(2)	-0.08%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.99%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$101	$332	$582	$1,298
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
533	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the U.S. equity universe that are classified in the real estate sector as per the Global Industry Classification Standard (GICS). The Index is rebalanced quarterly.
As of December 31, 2019, the Index was comprised of 181 constituents which had an average total market capitalization of $7 billion, total market capitalizations ranging from $123.7 million to $101.7 billion and were concentrated in the real estate sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable
Direxion Shares ETF Trust Prospectus	534

daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the period from September 1, 2016 (the inception date of the Index)
to December 31, 2019 was [ ]%. The Index’s highest volatility rate for any one calendar year for the period from September 1, 2016 through December 31, 2019 was 15.84% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the period from September 1, 2016 to December 31, 2019 was 7.73%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those
535	Direxion Shares ETF Trust Prospectus

associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the
Direxion Shares ETF Trust Prospectus	536

Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Real Estate Sector Risk - Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rent, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust is subject to additional risks, including poor performance by the manager of the real estate investment trust, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks,
537	Direxion Shares ETF Trust Prospectus

are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to August 1, 2019 reflects the Fund’s previous daily leveraged investment objective, before fees and expenses, of 300% of the MSCI US REIT Index. After August 1, 2019, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 300% of the MSCI US IMI Real Estate 25/50 Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Direxion Shares ETF Trust Prospectus	538

Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 52.64% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -46.11% for the quarter ended September 30, 2011. The year-to-date return as of December 31, 2019 was 81.99%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	81.99%	9.76%	22.47%
Return After Taxes on Distributions	80.49%	9.42%	22.06%
Return After Taxes on Distributions and Sale of Fund Shares	48.98%	7.64%	19.43%
MSCI US IMI Real Estate 25/50 Index (Commenced Operations 9/1/2016) (reflects no deduction for fees, expenses or taxes)	29.03%	N/A	N/A
MSCI US REIT Index (reflects no deduction for fees, expenses or taxes)	25.84%	7.03%	11.93%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in July 2009	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
539	Direxion Shares ETF Trust Prospectus

Direxion Daily MSCI Real Estate Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily MSCI Real Estate Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the MSCI US IMI Real Estate 25/50 Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.51%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses	1.39%
Expense Cap/Reimbursement(2)	-0.31%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.08%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$110	$410	$731	$1,642
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
Direxion Shares ETF Trust Prospectus	540

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the U.S. equity universe that are classified in the real estate sector as per the Global Industry Classification Standard (GICS). The Index is rebalanced quarterly.
As of December 31, 2019, the Index was comprised of 181 constituents which had an average total market capitalization of $7 billion, total market capitalizations ranging from $123.7 million to $101.7 billion and were concentrated in the real estate sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the
Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time;
541	Direxion Shares ETF Trust Prospectus

d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the period from September 1, 2016 (the inception date of the Index) to December 31, 2019 was [ ]%. The Index’s highest volatility rate for any one calendar year for the period from September 1, 2016 through December 31, 2019 was 15.84% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the period from September 1, 2016 to December 31, 2019 was 7.73%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index
Direxion Shares ETF Trust Prospectus	542

to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and
543	Direxion Shares ETF Trust Prospectus

will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Real Estate Sector Risk - Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rent, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust is subject to additional risks, including poor performance by the manager of the real estate investment trust, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect
Direxion Shares ETF Trust Prospectus	544

issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to August 1, 2019 reflects the Fund’s previous daily inverse leveraged investment objective, before fees and expenses, of -300% of the MSCI
545	Direxion Shares ETF Trust Prospectus

US REIT Index. After August 1, 2019, the Fund began to seek a daily inverse leveraged investment objective, before fees and expenses, of -300% of the MSCI US IMI Real Estate 25/50 Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 33.44% for the quarter ended June 30, 2015 and its lowest calendar quarter return was -46.73% for the quarter ended December 31, 2011. The year-to-date return as of December 31, 2019 was -51.82%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	-51.82%	-27.26%	-42.24%
Return After Taxes on Distributions	-52.10%	-27.37%	-42.29%
Return After Taxes on Distributions and Sale of Fund Shares	-30.65%	-17.05%	-13.24%
MSCI US IMI Real Estate 25/50 Index (Commenced Operations 9/1/2016) (reflects no deduction for fees, expenses or taxes)	29.03%	N/A	N/A
MSCI US REIT Index (reflects no deduction for fees, expenses or taxes)	25.84%	7.03%	11.93%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in July 2009	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	546

Direxion Daily Regional Banks Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Regional Banks Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P Regional Banks Select Industry Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.28%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	1.07%
Expense Cap/Reimbursement(2)	-0.08%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.99%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$101	$332	$582	$1,298
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
547	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) regional banks sub-industry. To be eligible for inclusion in the Index, stocks must satisfy one of the following combined size and liquidity criteria: (1) have a float-adjusted market capitalization above $300 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the Index rebalancing reference date) above 50%; (2) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio above 90%; or (3) have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio above 150%. The Index is rebalanced quarterly.
As of December 31, 2019, the Index had 122 constituents with a median total market capitalization of $2.8 billion, total market capitalizations ranging from $401.6 million to $75.5 billion and were concentrated in the financials sector, which includes the banking industry.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the
Direxion Shares ETF Trust Prospectus	548

Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 21.94%. The Index’s highest volatility rate for any one calendar year during the five-year period was 25.79% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 9.83%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
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Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Banking Industry Risk– Companies within the banking industry can be significantly affected by extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge and amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Banks may also be subject to severe price competition. These risks can be exacerbated if a particular region in which a bank operates experiences economic decline. The regional banking industry is highly competitive and thus, failure to maintain or increase market share may result in regional bank failures or mergers with larger, or multi-national banks.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these
551	Direxion Shares ETF Trust Prospectus

stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment
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results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to December 1, 2016 reflects the Fund’s previous daily leveraged investment objective, before fees and expenses, of 300% of the Solactive US Regional Bank Index. After December 1, 2016, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 300% of the S&P Regional Banks Select Industry Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 103.62% for the quarter ended December 31, 2016 and its lowest calendar quarter return was -53.74% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 69.19%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (8/19/2015)
Return Before Taxes	69.19%	7.07%
Return After Taxes on Distributions	68.57%	6.85%
Return After Taxes on Distributions and Sale of Fund Shares	41.27%	5.48%
S&P Regional Banks Select Industry Index (reflects no deduction for fees, expenses or taxes)	27.64%	9.36%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	12.68%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in August 2015	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in
553	Direxion Shares ETF Trust Prospectus

large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Regional Banks Select Industry Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Regional Banks Select Industry Index.
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Direxion Daily Regional Banks Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Regional Banks Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P Regional Banks Select Industry Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	1.28%
Acquired Fund Fees and Expenses(1)	0.14%
Total Annual Fund Operating Expenses	2.17%
Expense Cap/Reimbursement(2)	-1.08%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.09%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$111	$575	$1,065	$2,418
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
555	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) regional banks sub-industry. To be eligible for inclusion in the Index, stocks must satisfy one of the following combined size and liquidity criteria: (1) have a float-adjusted market capitalization above $300 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the Index rebalancing reference date) above 50%; (2) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio above 90%; or (3) have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio above 150%. The Index is rebalanced quarterly.
As of December 31, 2019, the Index had 122 constituents with a median total market capitalization of $2.8 billion, total market capitalizations ranging from $401.6 million to $75.5 billion and were concentrated in the financials sector, which includes the banking industry.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily
Direxion Shares ETF Trust Prospectus	556

performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 21.94%. The Index’s highest volatility rate for any one calendar year during the five-year period was 25.79% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 9.83%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
557	Direxion Shares ETF Trust Prospectus

Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
Direxion Shares ETF Trust Prospectus	558

The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Banking Industry Risk– Companies within the banking industry can be significantly affected by extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge and amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Banks may also be subject to severe price competition. These risks can be exacerbated if a particular region in which a bank operates experiences economic decline. The regional banking industry is highly competitive and thus, failure to maintain or increase market share may result in regional bank failures or mergers with larger, or multi-national banks.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not
559	Direxion Shares ETF Trust Prospectus

intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than
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net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to December 1, 2016 reflects the Fund’s previous daily inverse leveraged investment objective, before fees and expenses, of -300% of the Solactive US Regional Bank Index. After December 1, 2016, the Fund began to seek a daily inverse leveraged investment objective, before fees and expenses, of -300% of the S&P Regional Banks Select Industry Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 82.70% for the quarter ended December 31, 2018 and its lowest calendar quarter return was -56.73% for the quarter ended December 31, 2016. The year-to-date return as of December 31, 2019 was -60.21%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (8/19/2015)
Return Before Taxes	-60.21%	-41.05%
Return After Taxes on Distributions	-60.47%	-41.46%
Return After Taxes on Distributions and Sale of Fund Shares	-35.56%	-23.05%
S&P Regional Banks Select Industry Index (reflects no deduction for fees, expenses or taxes)	27.64%	9.36%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	12.68%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in August 2015	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares
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such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Regional Banks Select Industry Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Regional Banks Select Industry Index.
Direxion Shares ETF Trust Prospectus	562

Direxion Daily Retail Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Retail Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P Retail Select Industry Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.35%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	1.14%
Expense Cap/Reimbursement(2)	-0.15%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.99%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$101	$347	$613	$1,373
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
563	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) retail sub-industry. To be eligible for inclusion in the Index, stocks must satisfy one of the following combined size and liquidity criteria: (1) have a float-adjusted market capitalization above $300 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the Index rebalancing reference date) above 50%; (2) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio above 90%; or (3) have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio above 150%. The Index is rebalanced quarterly.
As of December 31, 2019, the Index had 87 constituents with a median total market capitalization of $2.7 billion, total market capitalizations ranging from $358.1 million to $916.2 billion and were concentrated in the retail industry, which is included in the consumer discretionary sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced
Direxion Shares ETF Trust Prospectus	564

as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 18.94%. The Index’s highest volatility rate for any one calendar year during the five-year period was 20.76% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 0.64%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
565	Direxion Shares ETF Trust Prospectus

Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
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Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Retail Industry Risk - Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the retailing industry is highly competitive and a company’s success can be tied to its ability to anticipate changing consumer tastes.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system
567	Direxion Shares ETF Trust Prospectus

breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Direxion Shares ETF Trust Prospectus	568

Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Performance prior to December 1, 2011 reflects the Fund’s previous investment objective where it sought daily investment results, before fees and expenses, of 200% of the performance of the Russell 1000® Retail Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Additionally, the performance shown from December 1, 2011 to December 1, 2016 reflects the Fund’s previous daily leveraged investment objective, before fees and expenses, of 300% of the Russell 1000® Retail Index. After December 1, 2016, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 300% of the S&P Retail Select Industry Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 49.52% for the quarter ended March 31, 2012 and its lowest calendar quarter return was -51.36% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 23.00%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (7/14/2010)
Return Before Taxes	23.00%	2.55%	27.47%
Return After Taxes on Distributions	22.69%	2.25%	26.82%
Return After Taxes on Distributions and Sale of Fund Shares	13.78%	1.89%	23.85%
S&P Retail Select Industry Index (reflects no deduction for fees, expenses or taxes)	13.97%	0.64%	11.49%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	14.46%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in July 2010	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
569	Direxion Shares ETF Trust Prospectus

The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Retail Select Industry Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Retail Select Industry Index.
Direxion Shares ETF Trust Prospectus	570

Direxion Daily Retail Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Retail Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P Retail Select Industry Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
571	Direxion Shares ETF Trust Prospectus

of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) retail sub-industry. To be eligible for inclusion in the Index, stocks must satisfy one of the following combined size and liquidity criteria: (1) have a float-adjusted market capitalization above $300 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the Index rebalancing reference date) above 50%; (2) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio above 90%; or (3) have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio above 150%. The Index is rebalanced quarterly.
As of December 31, 2019, the Index had 87 constituents with a median total market capitalization of $2.7 billion, total market capitalizations ranging from $358.1 million to $916.2 billion and were concentrated in the retail industry, which is included in the consumer discretionary sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below
Direxion Shares ETF Trust Prospectus	572

illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 18.94%. The Index’s highest volatility rate for any one calendar year during the five-year period was 20.76% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 0.64%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of
573	Direxion Shares ETF Trust Prospectus

inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the
Direxion Shares ETF Trust Prospectus	574

Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Retail Industry Risk - Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the retailing industry is highly competitive and a company’s success can be tied to its ability to anticipate changing consumer tastes.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable
575	Direxion Shares ETF Trust Prospectus

to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Direxion Shares ETF Trust Prospectus	576

Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Retail Select Industry Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Retail Select Industry Index.
577	Direxion Shares ETF Trust Prospectus

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Indxx Global Robotics and Artificial Intelligence Thematic Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.34%
Acquired Fund Fees and Expenses(1)	0.34%
Total Annual Fund Operating Expenses	1.43%
Expense Cap/Reimbursement(2)	-0.14%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.29%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$131	$439	$768	$1,701
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 184% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
Direxion Shares ETF Trust Prospectus	578

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments (collectively, “Robotics & Artificial Intelligence Companies”), as defined by Indxx (the “Index Provider”). Companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last 6 months greater than, or equal to, $2 million in order to be eligible for inclusion in the Index. From the eligible universe, the Index Provider identifies Robotics & Artificial Intelligence Companies that generate revenue from four robotics and artificial intelligence market segments (“Segments”): (1) industrial applications of robots and robotic products and services, (2) developing and/or producing unmanned vehicles, drones and robots for both military and consumer applications, including hardware and software therefor, (3) developing robots and artificial intelligence for non-industrial applications, such as agriculture, healthcare consumer applications, and entertainment, and (4) developing applications, technologies, and products that use artificial intelligence for data analysis, predictive analytics, task automation, and other applications.
For the second step of the process, companies are grouped into the following three categories based on revenue: (i) ”Pure-Play”-the company generates a majority of its revenue (over 50%) from one of the Segments, (ii) “Quasi-Play”-the Company has a diversified revenue stream but generates at least 10% (but less than 50%) of its revenue from the Segments, and (iii) “Marginal”-the Company has a diversified revenue stream but generates between 1-10% of its revenue from a distinct business unit in the Segments.
Finally, the top 100 “pure-play” companies by market capitalization are selected to form the Index. If fewer than 100 “pure-play” companies are eligible for inclusion, the Index will include “quasi-play” companies. If fewer than 30 companies meet the above criteria of “pure-play” and
“quasi-play,” “marginal” company securities will be included in the Index so the number of constituents of the Index reaches 30.
The Index is reviewed semi-annually and is reconstituted and rebalanced annually.
Companies from the following countries were eligible for inclusion in the Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, South Korea, Taiwan, the United Kingdom, and the United States.
As of December 31, 2019, the Index consisted of 35 securities, which had an average market capitalization of $14.6 billion, median market capitalization of $1.4 billion, total capitalizations ranging from $28.9 million to $144 billion and were concentrated in the industrials and information technology sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s
579	Direxion Shares ETF Trust Prospectus

exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the period from August 29, 2016 (the inception date of the Index) to December 31, 2019 was 15.68%. The Index’s highest volatility rate for any one calendar year for the period from August 29, 2016 through December 31, 2019 was 19.77% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the period from August 29, 2016 to December 31, 2019 was 13.28%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
Direxion Shares ETF Trust Prospectus	580

For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
581	Direxion Shares ETF Trust Prospectus

Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Robotics & Artificial Intelligence Company Risk — Robotics and artificial intelligence companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Robotics and artificial intelligence companies typically engage in significant amounts
Direxion Shares ETF Trust Prospectus	582

of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Robotics and artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks,
583	Direxion Shares ETF Trust Prospectus

are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Market illiquidity may cause losses for the Fund. To the extent that the Index increases, the Fund may be one of many market participants that are attempting to transact in the securities of the Index. Under such circumstances, the market for investments of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate the price increase of the securities of the Index.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year.
Direxion Shares ETF Trust Prospectus	584

The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Year Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 63.51% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -15.58% for the quarter ended September 30, 2019. The year-to-date return as of December 31, 2019 was 85.61%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (4/19/2018)
Return Before Taxes	85.61%	-31.42%
Return After Taxes on Distributions	85.26%	-31.55%
Return After Taxes on Distributions and Sale of Fund Shares	50.77%	-23.18%
Indxx Global Robotics & Artificial Intelligence Thematic Index (Commenced Operations 8/29/2016) (reflects no deduction for fees, expenses or taxes)	31.78%	-4.63%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	13.14%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the since inception period because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in April 2018	Portfolio Manager
Tony Ng	Since Inception in April 2018	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
585	Direxion Shares ETF Trust Prospectus

Direxion Daily Semiconductor Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Semiconductor Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the PHLX Semiconductor Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.18%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.96%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index measures the performance of domestic companies engaged in the design, distribution, manufacture and sale of semiconductors. As of December 31, 2019, the Index had 30 constituents, which had an average market capitalization of $55.9 billion, total market capitalizations ranging from $3.5 billion to $301.3 billion and were concentrated in the semiconductor industry.
The components of the Index and the percentages represented by various sectors in the Index may change over
Direxion Shares ETF Trust Prospectus	586

time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the
Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those
587	Direxion Shares ETF Trust Prospectus

shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 23.82%. The Index’s highest volatility rate for any one calendar year during the five-year period was 28.26% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 24.20%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into
Direxion Shares ETF Trust Prospectus	588

primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the
Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder,
589	Direxion Shares ETF Trust Prospectus

the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Semiconductor Industry Risk - Securities of companies in the semiconductor industry may be affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in the semiconductor sector of the market to decrease. Specific risks faced by companies in the semiconductor industry include, but are not limited to: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are
Direxion Shares ETF Trust Prospectus	590

contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 72.59% for the quarter ended September 30, 2016 and its lowest calendar quarter return was -49.98% for the quarter ended September 30, 2011. The year-to-date return as of December 31, 2019 was 231.51%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (3/11/2010)
Return Before Taxes	231.51%	53.98%	41.05%
Return After Taxes on Distributions	231.03%	53.24%	40.71%
Return After Taxes on Distributions and Sale of Fund Shares	137.16%	46.28%	37.06%
PHLX Semiconductor Sector Index (reflects no deduction for fees, expenses or taxes)	63.26%	24.20%	20.28%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.48%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax
591	Direxion Shares ETF Trust Prospectus

returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in March 2010	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market
(the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily Semiconductor Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Semiconductor Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the PHLX Semiconductor Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.20%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses	1.08%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index measures the performance of domestic companies engaged in the design, distribution, manufacture and sale of semiconductors. As of December 31, 2019, the Index had 30 constituents, which had an average market capitalization of $55.9 billion, total market capitalizations ranging from $3.5 billion to $301.3 billion and were concentrated in the semiconductor industry.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure
593	Direxion Shares ETF Trust Prospectus

to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the
Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below
Direxion Shares ETF Trust Prospectus	594

as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 23.82%. The Index’s highest volatility rate for any one calendar year during the five-year period was 28.26% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 24.20%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment
595	Direxion Shares ETF Trust Prospectus

objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases
Direxion Shares ETF Trust Prospectus	596

on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Semiconductor Industry Risk - Securities of companies in the semiconductor industry may be affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in the semiconductor sector of the market to decrease. Specific risks faced by companies in the semiconductor industry include, but are not limited to: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related
597	Direxion Shares ETF Trust Prospectus

to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 37.26% for the quarter ended September 30, 2011 and its lowest calendar quarter return was -49.87% for the quarter ended March 31, 2019. The year-to-date return as of December 31, 2019 was -83.78%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	Since Inception (3/11/2010)
Return Before Taxes	-83.78%	-61.91%	-59.49%
Return After Taxes on Distributions	-83.87%	-61.97%	-59.61%
Return After Taxes on Distributions and Sale of Fund Shares	-49.56%	-24.57%	-13.48%
PHLX Semiconductor Sector Index (reflects no deduction for fees, expenses or taxes)	63.26%	24.20%	20.28%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.48%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant
Direxion Shares ETF Trust Prospectus	598

to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in March 2010	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
599	Direxion Shares ETF Trust Prospectus

Direxion Daily Technology Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Technology Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Technology Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.20%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses	1.08%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes domestic companies from the technology sector which includes the following industries: information technology hardware, storage, and peripherals; software; communications equipment; semiconductors and semiconductor equipment; IT services; and electrical equipment, instruments and components. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the
Direxion Shares ETF Trust Prospectus	600

stocks in the Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional market capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index.
As of December 31, 2019, the Index was comprised of 70 constituents with a median total market capitalization of $26.3 billion, total market capitalizations ranging from $5.2 billion to $1.3 trillion and were concentrated in the information technology sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,”
“day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows
601	Direxion Shares ETF Trust Prospectus

estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 17.42%. The Index’s highest volatility rate for any one calendar year during the five-year period was 23.32% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 19.39%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the
Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
Direxion Shares ETF Trust Prospectus	602

The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject
603	Direxion Shares ETF Trust Prospectus

to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the
Direxion Shares ETF Trust Prospectus	604

securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to June 29, 2012 reflects the Fund’s previous daily leveraged investment objective, before fees and expenses, of 300% of the Russell 1000® Technology Index. After June 29, 2012, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 300% of the Technology Select Sector Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 79.51% for the quarter ended March 31, 2012 and its lowest calendar quarter return was -49.23% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 186.54%.
605	Direxion Shares ETF Trust Prospectus

Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	186.54%	47.68%	38.75%
Return After Taxes on Distributions	186.23%	47.61%	38.40%
Return After Taxes on Distributions and Sale of Fund Shares	110.46%	41.04%	34.87%
Technology Select Sector Index (reflects no deduction for fees, expenses or taxes)	50.29%	19.39%	17.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in December 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Technology Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Technology Select Sector Index.
Direxion Shares ETF Trust Prospectus	606

Direxion Daily Technology Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Technology Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Technology Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.25%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses	1.13%
Expense Cap/Reimbursement(2)	-0.05%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.08%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$110	$354	$617	$1,370
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
607	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes domestic companies from the technology sector which includes the following industries: information technology hardware, storage, and peripherals; software; communications equipment; semiconductors and semiconductor equipment; IT services; and electrical equipment, instruments and components. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the stocks in the Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional market capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index.
As of December 31, 2019, the Index was comprised of 70 constituents with a median total market capitalization of $26.3 billion, total market capitalizations ranging from $5.2 billion to $1.3 trillion and were concentrated in the information technology sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund
Direxion Shares ETF Trust Prospectus	608

is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 17.42%. The Index’s highest volatility rate for any one calendar year during the five-year period was 23.32% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 19.39%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
609	Direxion Shares ETF Trust Prospectus

Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
Direxion Shares ETF Trust Prospectus	610

The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited
611	Direxion Shares ETF Trust Prospectus

product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market.
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There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to June 29, 2012 reflects the Fund’s previous daily inverse leveraged investment objective, before fees and expenses, of -300% of the Russell 1000® Technology Index. After June 29, 2012, the Fund began to seek a daily inverse leveraged investment objective, before fees and expenses, of -300% of the Technology Select Sector Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 52.07% for the quarter ended December 31, 2018 and its lowest calendar quarter return was -46.66% for the quarter ended March 31, 2012. The year-to-date return as of December 31, 2019 was -73.81%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	-73.81%	-49.67%	-47.24%
Return After Taxes on Distributions	-73.96%	-49.77%	-47.29%
Return After Taxes on Distributions and Sale of Fund Shares	-43.63%	-23.46%	-13.33%
Technology Select Sector Index (reflects no deduction for fees, expenses or taxes)	50.29%	19.39%	17.01%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in December 2008	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may
613	Direxion Shares ETF Trust Prospectus

be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Technology Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Technology Select Sector Index.
Direxion Shares ETF Trust Prospectus	614

Direxion Daily Transportation Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Transportation Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Dow Jones Transportation AverageTM (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.78%
Acquired Fund Fees and Expenses(1)	0.06%
Total Annual Fund Operating Expenses	1.59%
Expense Cap/Reimbursement(2)	-0.58%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.01%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$103	$445	$811	$1,840
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
615	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by Dow Jones U.S. Index (the “Index Provider”) and measures the performance of large, well-known companies within the transportation industry (e.g. shipping, railroad companies, airlines, etc.). Components are selected through a discretionary process with no predetermined, objective criteria. Stocks are selected typically only if the company has an excellent reputation, the company demonstrates sustained growth and is believed to be of interest to a large number of investors. The Index is price weighted and rebalanced as needed by the Index Provider.
As of December 31, 2019 the Index consisted of 20 components that had a median total market capitalization of $12.9 billion, total market capitalizations ranging from $1.7 billion to $125.5 billion and were concentrated in the transportation industry, which is included in the industrials and consumer services sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily
Direxion Shares ETF Trust Prospectus	616

performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 18.12%. The Index’s highest volatility rate for any one calendar year during the five-year period was 20.73% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 5.13%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
617	Direxion Shares ETF Trust Prospectus

Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
Direxion Shares ETF Trust Prospectus	618

Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Transportation Industry Risk - The transportation industry may be adversely affected by economic changes, increases in fuel and operating costs, labor relations and insurance costs. Transportation companies may also be subject to significant government regulation and oversight, which may adversely affect their businesses.
Consumer Services Industry Risk - The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer service providers.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these
619	Direxion Shares ETF Trust Prospectus

stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Direxion Shares ETF Trust Prospectus	620

Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 41.68% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -51.03% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 47.89%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (5/3/2017)
Return Before Taxes	47.89%	8.16%
Return After Taxes on Distributions	47.45%	6.45%
Return After Taxes on Distributions and Sale of Fund Shares	28.50%	5.65%
Dow Jones Transportation AverageTM (reflects no deduction for fees, expenses or taxes)	20.83%	8.46%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	14.22%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in May 2017	Portfolio Manager
Tony Ng	Since Inception in May 2017	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
621	Direxion Shares ETF Trust Prospectus

Index Information
The “Dow Jones Transportation AverageTM” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Dow Jones Transportation AverageTM.
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Direxion Daily Transportation Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Transportation Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Dow Jones Transportation AverageTM (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
623	Direxion Shares ETF Trust Prospectus

of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by Dow Jones U.S. Index (the “Index Provider”) and measures the performance of large, well-known companies within the transportation industry (e.g. shipping, railroad companies, airlines, etc.). Components are selected through a discretionary process with no predetermined, objective criteria. Stocks are selected typically only if the company has an excellent reputation, the company demonstrates sustained growth and is believed to be of interest to a large number of investors. The Index is price weighted and rebalanced as needed by the Index Provider.
As of December 31, 2019 the Index consisted of 20 components that had a median total market capitalization of $12.9 billion, total market capitalizations ranging from $1.7 billion to $125.5 billion and were concentrated in the transportation industry, which is included in the industrials and consumer services sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations
Direxion Shares ETF Trust Prospectus	624

of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 18.12%. The Index’s highest volatility rate for any one calendar year during the five-year period was 20.73% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 5.13%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the
Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset.
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Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market
Direxion Shares ETF Trust Prospectus	626

close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Transportation Industry Risk - The transportation industry may be adversely affected by economic changes, increases in fuel and operating costs, labor relations and insurance costs. Transportation companies may also be subject to significant government regulation and oversight, which may adversely affect their businesses.
Consumer Services Industry Risk - The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer service providers.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face
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greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Direxion Shares ETF Trust Prospectus	628

Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Dow Jones Transportation AverageTM” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Dow Jones Transportation AverageTM.
629	Direxion Shares ETF Trust Prospectus

Direxion Daily Utilities Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily Utilities Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Utilities Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.74%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	1.53%
Expense Cap/Reimbursement(2)	-0.54%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.99%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$101	$430	$783	$1,778
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
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reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes domestic companies from the utilities sector which includes the following industries: electric utilities; multi-utilities; water utilities; independent power producers and energy traders; and gas utilities. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the stocks in the Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional market capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index. The Index is rebalanced quarterly.
As of December 31, 2019, the Index was comprised of 28 constituents, which had a median total market capitalization of $26.1 billion, total market capitalizations ranging from $10 billion to $118.4 billion and were concentrated in the utilities sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily.
631	Direxion Shares ETF Trust Prospectus

Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.16%. The Index’s highest volatility rate for any one calendar year during the five-year period was 17.26% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 10.31%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
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Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure.
633	Direxion Shares ETF Trust Prospectus

Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Utilities Sector Risk– Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utilities are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete which may negatively impact profitability.
Utility companies may be adversely affected by increases in fuel and other operating costs, high costs of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Additionally, these companies may be subject to risks related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are
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dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
635	Direxion Shares ETF Trust Prospectus

Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 32.34% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -12.57% for the quarter ended March 31, 2018. The year-to-date return as of December 31, 2019 was 80.99%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (5/3/2017)
Return Before Taxes	80.99%	28.89%
Return After Taxes on Distributions	77.62%	27.69%
Return After Taxes on Distributions and Sale of Fund Shares	48.28%	22.49%
Utilities Select Sector Index (reflects no deduction for fees, expenses or taxes)	26.34%	12.87%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	14.22%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in May 2017	Portfolio Manager
Tony Ng	Since Inception in May 2017	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Index Information
The “Utilities Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Utilities Select Sector Index.
637	Direxion Shares ETF Trust Prospectus

Direxion Daily Utilities Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily Utilities Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Utilities Select Sector Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.21%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses	1.11%
Expense Cap/Reimbursement(2)	-0.01%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.10%
(1)	Estimated for the Fund's current fiscal year.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$112	$352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity
Direxion Shares ETF Trust Prospectus	638

of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes domestic companies from the utilities sector which includes the following industries: electric utilities; multi-utilities; water utilities; independent power producers and energy traders; and gas utilities. The Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the stocks in the Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional market capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index. The Index is rebalanced quarterly.
As of December 31, 2019, the Index was comprised of 28 constituents, which had a median total market capitalization of $26.1 billion, total market capitalizations ranging from $10 billion to $118.4 billion and were concentrated in the utilities sector.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a)
639	Direxion Shares ETF Trust Prospectus

Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.16%. The Index’s highest volatility rate for any one calendar year during the five-year period was 17.26% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 10.31%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may
Direxion Shares ETF Trust Prospectus	640

not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and
641	Direxion Shares ETF Trust Prospectus

will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Utilities Sector Risk– Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utilities are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete which may negatively impact profitability.
Utility companies may be adversely affected by increases in fuel and other operating costs, high costs of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Additionally, these companies may be subject to risks related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing
Direxion Shares ETF Trust Prospectus	642

public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment
643	Direxion Shares ETF Trust Prospectus

results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Utilities Select Sector Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Utilities Select Sector Index.
Direxion Shares ETF Trust Prospectus	644

Direxion Daily 7-10 Year Treasury Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily 7-10 Year Treasury Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.43%
Acquired Fund Fees and Expenses(1)	0.14%
Total Annual Fund Operating Expenses	1.32%
Expense Cap/Reimbursement(2)	-0.23%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.09%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$111	$396	$701	$1,570
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
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reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. The Index is not adjusted for securities that may become eligible or ineligible for inclusion in the Index intra-month. The Index is reconstituted and rebalanced on the last business day of each month. The Index was comprised of 19 constituents as of December 31, 2019.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future
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adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 5.20%. The Index’s highest volatility rate for any one calendar year during the five-year period was 6.48% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 2.87%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility,
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lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is
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unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of the following: market fluctuations; changes in interest rates; actual or perceived inability of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments; or illiquidity in debt securities markets. Debt instruments are also impacted by political, regulatory, market and economic developments that impact the market in general and specific economic sectors, industries or segments of the fixed income market. In general, rising interest rates lead to a decline in the value of debt securities and debt securities with longer durations tend to be more sensitive to interest rate changes usually making their prices more volatile than those of securities with shorter durations. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Declining interest rates may lead to prepayment of obligations and cause reduced rates of return due to reinvestment of interest and principal payments at lower interest rates.
U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline.
Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value and performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The historically low interest rate environment heightens the risks associated with rising interest rates. A rising interest rate environment may adversely impact the liquidity of fixed-income securities and lead to increased volatility of fixed-income markets. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently
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limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns
Direxion Shares ETF Trust Prospectus	650

for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to September 13, 2010 reflects the Fund’s previous investment objective where it sought daily investment results, before fees and expenses, of 300 of the performance of the NYSE Current 10-Year U.S. Treasury Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Additionally, the performance shown from September 13, 2010 to May 2, 2016 reflects the Fund’s previous daily leveraged investment objective, before fees and expenses, of 300% of the NYSE 7-10 Year Treasury Bond Index. After May 2, 2016, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 300% of the ICE U.S. Treasury 7-10 Year Bond Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 33.33% for the quarter ended September 30, 2011 and its lowest calendar quarter return was -16.80% for the quarter ended December 31, 2016. The year-to-date return as of December 31, 2019 was 19.20%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	19.20%	5.02%	10.63%
Return After Taxes on Distributions	18.93%	4.16%	9.78%
Return After Taxes on Distributions and Sale of Fund Shares	11.55%	3.49%	8.34%
ICE U.S. Treasury 7-10 Year Bond Index (reflects no deduction for fees, expenses or taxes)	8.50%	2.87%	4.51%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in April 2009	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
651	Direxion Shares ETF Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Interactive Data Pricing and Reference Data, LLC. Neither Rafferty nor the Fund is sponsored, endorsed, sold or promoted by Interactive Data Pricing and Reference Data, LLC or its affiliates (“Vendor”). Vendor makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the ICE U.S. Treasury 7-10 Year Bond Index to track general financial market performance.
VENDOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL VENDOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Direxion Shares ETF Trust Prospectus	652

Direxion Daily 7-10 Year Treasury Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily 7-10 Year Treasury Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the ICE U.S. Treasury 7-10 Year Bond Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.41%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses	1.29%
Expense Cap/Reimbursement(2)	-0.21%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.08%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
(2)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2021, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$110	$388	$687	$1,538
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was
653	Direxion Shares ETF Trust Prospectus

reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). In addition, the Fund may invest a portion of its assets in a long position in the Direxion Daily 7-10 Year Treasury Bear 1X Shares (the "Underlying Fund"), another series of the Direxion Shares ETF Trust managed by the Adviser. On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. The Index is not adjusted for securities that may become eligible or ineligible for inclusion in the Index intra-month. The Index is reconstituted and rebalanced on the last business day of each month. The Index was comprised of 19 constituents as of December 31, 2019.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. The Fund may also invest in the Underlying Fund. The Underlying Fund's investment objective is to provide inverse exposure to the Index utilizing an investment strategy and investments that are similar to the Fund. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the
Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance
Direxion Shares ETF Trust Prospectus	654

for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 5.20%. The Index’s highest volatility rate for any one calendar year during the five-year period was 6.48% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 2.87%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track
655	Direxion Shares ETF Trust Prospectus

the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund.
Direxion Shares ETF Trust Prospectus	656

As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Underlying Fund Investment Risk – The Fund may invest a portion of its assets in the Underlying Fund, an ETF traded in the secondary market. The performance of the Fund may be impacted by the performance of the market price of the shares of the Underlying Fund. The Fund’s net asset value is expected to change with a change in the value of the Underlying Fund’s shares, which are impacted by the value of the Underlying Fund’s investments. An investment in the Fund may entail more fees and expenses. Please also see “Other Investment Companies (including ETFs) Risk” and “Market Price Variance Risk.” Further, to the extent that the Adviser does not waive fees in an amount equal to the fees it earns from the Fund’s investment in the Underlying Fund, the Adviser is subject to a conflict of interest when investing the Fund’s assets in the Underlying Fund as it will earn advisory fees from both the Fund and the Underlying Fund.
Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of the following: market fluctuations; changes in interest rates; actual or perceived inability of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments; or illiquidity in debt securities markets. Debt instruments are also impacted by political, regulatory, market and economic developments
657	Direxion Shares ETF Trust Prospectus

that impact the market in general and specific economic sectors, industries or segments of the fixed income market. In general, rising interest rates lead to a decline in the value of debt securities and debt securities with longer durations tend to be more sensitive to interest rate changes usually making their prices more volatile than those of securities with shorter durations. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Declining interest rates may lead to prepayment of obligations and cause reduced rates of return due to reinvestment of interest and principal payments at lower interest rates.
U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline.
Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value and performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The historically low interest rate environment heightens the risks associated with rising interest rates. A rising interest rate environment may adversely impact the liquidity of fixed-income securities and lead to increased volatility of fixed-income markets. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to
Direxion Shares ETF Trust Prospectus	658

process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to September 13, 2010 reflects the Fund’s previous investment objective where it sought daily investment results, before fees and expenses, of -300 of the performance of the NYSE Current 10-Year U.S. Treasury Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Additionally, the performance shown from September 13, 2010 to May 2, 2016 reflects the Fund’s previous daily inverse leveraged investment objective, before fees and expenses, of -300% of the NYSE 7-10 Year Treasury Bond Index. After May 2, 2016, the Fund began to seek a daily inverse leveraged investment objective, before fees and expenses, of -300% of the ICE U.S. Treasury 7-10 Year Bond Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 17.97% for the quarter ended December 31, 2016 and its lowest calendar quarter return was -27.73% for the quarter ended September 30, 2011. The year-to-date return as of December 31, 2019 was -18.60%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	-18.60%	-9.72%	-15.91%
Return After Taxes on Distributions	-19.09%	-9.85%	-15.98%
Return After Taxes on Distributions and Sale of Fund Shares	-10.99%	-7.06%	-9.40%
ICE U.S. Treasury 7-10 Year Bond Index (reflects no deduction for fees, expenses or taxes)	8.50%	2.87%	4.51%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
659	Direxion Shares ETF Trust Prospectus

Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in April 2009	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Interactive Data Pricing and Reference Data, LLC. Neither Rafferty nor the Fund is sponsored, endorsed, sold or promoted by Interactive Data Pricing and Reference Data, LLC or its affiliates (“Vendor”). Vendor makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the ICE U.S. Treasury 7-10 Year Bond Index to track general financial market performance.
VENDOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL VENDOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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Direxion Daily 20+ Year Treasury Bull 3X Shares
Important Information Regarding the Fund
The Direxion Daily 20+ Year Treasury Bull 3X Shares (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be 300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (3X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.17%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses	1.05%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, such as swap agreements, securities of the Index, and exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without
661	Direxion Shares ETF Trust Prospectus

a government guarantee. The Index is not adjusted for securities that may become eligible or ineligible for inclusion in the Index intra-month. The Index is reconstituted and rebalanced on the last business day of each month. As of December 31, 2019, the Index was comprised of 40 constituents.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return
Direxion Shares ETF Trust Prospectus	662

less than 300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 12.09%. The Index’s highest volatility rate for any one calendar year during the five-year period was 15.74% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 4.18%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into
663	Direxion Shares ETF Trust Prospectus

primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the
Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various
Direxion Shares ETF Trust Prospectus	664

regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of the following: market fluctuations; changes in interest rates; actual or perceived inability of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments; or illiquidity in debt securities markets. Debt instruments are also impacted by political, regulatory, market and economic developments that impact the market in general and specific economic sectors, industries or segments of the fixed income market. In general, rising interest rates lead to a decline in the value of debt securities and debt securities with longer durations tend to be more sensitive to interest rate changes usually making their prices more volatile than those of securities with shorter durations. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Declining interest rates may lead to prepayment of obligations and cause reduced rates of return due to reinvestment of interest and principal payments at lower interest rates.
U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline.
Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value and performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The historically low interest rate environment heightens the risks associated with rising interest rates. A rising interest rate environment may adversely impact the liquidity of fixed-income securities and lead to increased volatility of fixed-income markets. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related
665	Direxion Shares ETF Trust Prospectus

to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to September 13, 2010 reflects the Fund’s previous investment objective where it sought daily investment results, before fees and expenses, of 300 of the performance of the NYSE Current 30-Year U.S. Treasury Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Additionally, the performance shown from September 13, 2010 to May 2, 2016 reflects the Fund’s previous daily leveraged investment objective, before fees and expenses, of 300% of the NYSE 20 Year Plus Treasury Bond Index. After May 2, 2016, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 300% of the ICE U.S. Treasury 20+ Year Bond Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 104.10% for the quarter ended September 30, 2011 and its lowest calendar quarter return was -34.54% for the quarter ended December 31, 2016. The year-to-date return as of December 31, 2019 was 36.27%.
Direxion Shares ETF Trust Prospectus	666

Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	36.27%	4.46%	13.76%
Return After Taxes on Distributions	35.84%	4.30%	13.42%
Return After Taxes on Distributions and Sale of Fund Shares	21.57%	3.43%	11.42%
ICE U.S. Treasury 20+ Year Bond Index (reflects no deduction for fees, expenses or taxes)	15.09%	4.18%	7.38%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in April 2009	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares
(ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Interactive Data Pricing and Reference Data, LLC. Neither Rafferty nor the Fund is sponsored, endorsed, sold or promoted by Interactive Data Pricing and Reference Data, LLC or its affiliates (“Vendor”). Vendor makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the ICE U.S. Treasury 20+ Year Bond Index to track general financial market performance.
VENDOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL VENDOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
667	Direxion Shares ETF Trust Prospectus

Direxion Daily 20+ Year Treasury Bear 3X Shares
Important Information Regarding the Fund
The Direxion Daily 20+ Year Treasury Bear 3X Shares (the “Fund”) seeks daily inverse leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the ICE U.S. Treasury 20+ Year Bond Index (the “Index”). This means that the return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -300% of the return of the Index for that period. As a consequence, longer holding periods, higher volatility of the Index and greater leverage increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods less than a trading day will not be -300% of the performance of the Index for the trading day.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-3X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 300% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.16%
Acquired Fund Fees and Expenses(1)	0.13%
Total Annual Fund Operating Expenses	1.04%
(1)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests in swap agreements, futures contracts, short positions or other financial instruments that, in combination, provide inverse (opposite) or short leveraged exposure to the Index equal to at least 80% of the Fund’s net assets (plus borrowing for investment purposes). In addition, the Fund may invest a portion of its assets in a long position in the Direxion Daily 20+ Year Treasury Bear 1X Shares (the "Underlying Fund"), another series of the Direxion Shares ETF Trust managed by the Adviser. On a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
Direxion Shares ETF Trust Prospectus	668

The Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. The Index is not adjusted for securities that may become eligible or ineligible for inclusion in the Index intra-month. The Index is reconstituted and rebalanced on the last business day of each month. As of December 31, 2019, the Index was comprised of 40 constituents.
The Fund may gain inverse leveraged exposure by investing in a combination of financial instruments, such as swaps or futures contracts that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. The Fund may also invest in the Underlying Fund. The Underlying Fund's investment objective is to provide inverse exposure to the Index utilizing an investment strategy and investments that are similar to the Fund. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -300% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -300% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 31.3% if the Index provided no return over a one
669	Direxion Shares ETF Trust Prospectus

year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a near complete loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 100% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -300% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -300% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation/Tracking Risk” below.
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 12.09%. The Index’s highest volatility rate for any one calendar year during the five-year period was 15.74% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 4.18%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a rise in the daily performance of the Index will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 3% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 33%. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may result in significant losses.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly shorting securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined
Direxion Shares ETF Trust Prospectus	670

reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index.
If the Index has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index later reverses all or a portion of its movement.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its inverse leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Shorting Risk– A short position is a financial arrangement in which the short position appreciates in value when a reference asset falls in value and depreciates in value when the reference asset rises in value. Over the long term, most assets are expected to rise in value and short positions are expected to depreciate in value. Short positions therefore may be riskier and more speculative than traditional investments. Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. To achieve its daily inverse investment objective, the Fund may enter into short positions, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.
The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. The Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk - Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve its investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index loses value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index rises, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant increase, the
671	Direxion Shares ETF Trust Prospectus

Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Daily Inverse Index Correlation/Tracking Risk– Investors will lose money when the Index rises, which is a result that is the opposite from traditional index funds. There is no guarantee that the Fund will achieve a high degree of inverse correlation to the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. Due to the leveraged inverse nature of the Fund’s investment strategy, the occurrence of some of these events or market conditions discussed below may be favorable to the Fund’s returns; however, non-occurrence of these events below could have no effect on the Fund’s returns, or could cause the value of the Fund’s assets to decrease.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from the inverse of the performance of the Index because different markets may close before the NYSE Arca, Inc. opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours, and because the Index may be calculated using prices obtained at times other than the Fund's net asset value calculation time, the Fund's performance may not correlate the Index.
The Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily inverse leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s inverse correlation to the Index.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Underlying Fund Investment Risk – The Fund may invest a portion of its assets in the Underlying Fund, an ETF traded in the secondary market. The performance of the Fund may be impacted by the performance of the market price of the shares of the Underlying Fund. The Fund’s net asset value is expected to change with a change in the value of the Underlying Fund’s shares, which are impacted by the value of the Underlying Fund’s investments. An investment in the Fund may entail more fees and expenses. Please also see “Other Investment Companies (including ETFs) Risk” and “Market Price Variance Risk.” Further, to the extent that the Adviser does not waive fees in an amount equal to the fees it earns from the Fund’s investment in the Underlying Fund, the Adviser is subject to a conflict of interest when investing the Fund’s assets in the Underlying Fund as it will earn advisory fees from both the Fund and the Underlying Fund.
Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of the following: market fluctuations; changes in interest rates; actual or perceived inability of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments; or illiquidity in debt securities markets. Debt instruments are also impacted by political, regulatory, market and economic developments that impact the market in general and specific economic sectors, industries or segments of the fixed income market. In general, rising interest rates lead to a decline in the value of debt securities and debt securities with longer durations tend to be more sensitive to interest rate changes usually making their prices more volatile than those of securities with shorter durations. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Declining interest rates may lead to prepayment of obligations and cause reduced rates of return due to reinvestment of interest and principal payments at lower interest rates.
U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities
Direxion Shares ETF Trust Prospectus	672

trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline.
Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value and performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The historically low interest rate environment heightens the risks associated with rising interest rates. A rising interest rate environment may adversely impact the liquidity of fixed-income securities and lead to increased volatility of fixed-income markets. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop
673	Direxion Shares ETF Trust Prospectus

for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year, five-year, and ten-year periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown prior to September 13, 2010 reflects the Fund’s previous investment objective where it sought daily investment results, before fees and expenses, of -300 of the performance of the NYSE Current 30-Year U.S. Treasury Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Additionally, the performance shown from September 13, 2010 to May 2, 2016 reflects the Fund’s previous daily inverse leveraged investment objective, before fees and expenses, of -300% of the NYSE 20 Year Plus Treasury Bond Index. After May 2, 2016, the Fund began to seek a daily inverse leveraged investment objective, before fees and expenses, of -300% of the ICE U.S. Treasury 20+ Year Bond Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 44.95% for the quarter ended December 31, 2016 and its lowest calendar quarter return was -59.80% for the quarter ended September 30, 2011. The year-to-date return as of December 31, 2019 was -34.92%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Return Before Taxes	-34.92%	-17.61%	-28.33%
Return After Taxes on Distributions	-35.30%	-17.75%	-28.39%
Return After Taxes on Distributions and Sale of Fund Shares	-20.65%	-12.05%	-12.43%
ICE U.S. Treasury 20+ Year Bond Index (reflects no deduction for fees, expenses or taxes)	15.09%	4.18%	7.38%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in April 2009	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market
Direxion Shares ETF Trust Prospectus	674

(the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Interactive Data Pricing and Reference Data, LLC. Neither Rafferty nor the Fund is sponsored, endorsed, sold or promoted by Interactive Data Pricing and Reference Data, LLC or its affiliates (“Vendor”). Vendor makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the ICE U.S. Treasury 20+ Year Bond Index to track general financial market performance.
VENDOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL VENDOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
675	Direxion Shares ETF Trust Prospectus

Overview of the Funds
The Direxion Shares ETF Trust (the “Trust”) is a registered investment company offering a number of separate exchange-traded funds (“ETFs”). This Prospectus describes the ETFs noted in the table below (each a “Fund” and collectively the “Funds”). Rafferty Asset Management, LLC serves as the investment advisor to the Fund ("Rafferty" or the "Adviser").
The Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, and the Direxion Daily 20+ Year Treasury Bear 3X Shares are collectively referred to as the “Fixed Income Funds.”
The Funds with the word “Bull” in their name (collectively, the “Bull Funds”), attempt to provide investment results that correlate positively to the return of an underlying index, meaning the Bull Funds attempt to move in the same direction as the underlying index. The Funds with the word “Bear” in their name (collectively, the “Bear Funds”), attempt to provide investment results that correlate negatively to the return of an underlying index, meaning that each Bear Fund attempts to move in the opposite or inverse direction of the underlying index. As used in this Prospectus, the terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
The Bull Funds seek daily leveraged investment results, before fees and expenses, of 300% of the performance of an underlying index. The Bear Funds seek daily inverse leveraged investment results, before fees and expenses, of 300% of the inverse of the performance of an underlying index. If, on a given day, the underlying index gains 1%, the Bull Funds are designed to gain approximately 3% (which is equal to 300% of 1%), while the Bear Funds are designed to lose approximately 3%. Conversely, if the the underlying index loses 1% on a given day, the Bull Funds are designed to lose approximately 3%, while the Bear Funds are designed to gain approximately 3% (which is equal to -300% of the 1% index loss). The Funds seek leveraged investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day—which should not be equated with seeking a leveraged investment objective for any other period. The Funds are designed as short-term trading vehicles. The Funds are intended to be used by investors who intend to actively monitor and manage their portfolios.
Each Fund tracks an underlying index as noted below:
Fund	Underlying Index	Daily Leveraged Investment Objective
Direxion Daily Mid Cap Bull 3X Shares	S&P Midcap® 400 Index	300%
Direxion Daily Mid Cap Bear 3X Shares		-300%
Direxion Daily S&P 500® Bull 3X Shares	S&P 500® Index	300%
Direxion Daily S&P 500® Bear 3X Shares		-300%
Direxion Daily Small Cap Bull 3X Shares	Russell 2000® Index	300%
Direxion Daily Small Cap Bear 3X Shares		-300%
Direxion Daily Dow 30 Bull 3X Shares	Dow Jones Industrial Average Index	300%
Direxion Daily Dow 30 Bear 3X Shares		-300%
Direxion Daily S&P 500® High Beta Bull 3X Shares	S&P 500® High Beta Index	300%
Direxion Daily S&P 500® High Beta Bear 3X Shares		-300%
Direxion Daily MSCI Brazil Bull 3X Shares	MSCI Brazil 25/50 Index	300%
Direxion Daily MSCI Brazil Bear 3X Shares		-300%
Direxion Daily MSCI Canada Bull 3X Shares	MSCI Canada Index	300%
Direxion Daily MSCI Canada Bear 3X Shares		-300%
Direxion Daily FTSE China Bull 3X Shares	FTSE China 50 Index	300%
Direxion Daily FTSE China Bear 3X Shares		-300%
Direxion Daily MSCI Developed Markets Bull 3X Shares	MSCI EAFE® Index	300%
Direxion Daily MSCI Developed Markets Bear 3X Shares		-300%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	MSCI Emerging Markets IndexSM	300%
Direxion Daily MSCI Emerging Markets Bear 3X Shares		-300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe All Cap Index	300%
Direxion Shares ETF Trust Prospectus	676

Fund	Underlying Index	Daily Leveraged Investment Objective
Direxion Daily MSCI India Bull 3X Shares	MSCI India Index	300%
Direxion Daily MSCI India Bear 3X Shares		-300%
Direxion Daily MSCI Italy Bull 3X Shares	MSCI Italy 25/50 Index	300%
Direxion Daily MSCI Italy Bear 3X Shares		-300%
Direxion Daily MSCI Japan Bull 3X Shares	MSCI Japan Index	300%
Direxion Daily Latin America Bull 3X Shares	S&P Latin America 40 Index	300%
Direxion Daily MSCI Mexico Bull 3X Shares	MSCI Mexico IMI 25/50 Index	300%
Direxion Daily MSCI Mexico Bear 3X Shares		-300%
Direxion Daily Russia Bull 3X Shares	MVIS Russia Index	300%
Direxion Daily Russia Bear 3X Shares		-300%
Direxion Daily MSCI South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily MSCI South Korea Bear 3X Shares		-300%
Direxion Daily MSCI Turkey Bull 3X Shares	MSCI Turkey IMI 25/50 Index	300%
Direxion Daily Aerospace & Defense Bull 3X Shares	Dow Jones U.S. Select Aerospace & Defense Index	300%
Direxion Daily Aerospace & Defense Bear 3X Shares		-300%
Direxion Daily S&P Biotech Bull 3X Shares	S&P Biotechnology Select Industry Index	300%
Direxion Daily S&P Biotech Bear 3X Shares		-300%
Direxion Daily Communication Services Index Bull 3X Shares	Communication Services Select Sector Index	300%
Direxion Daily Communication Services Index Bear 3X Shares		-300%
Direxion Daily Consumer Discretionary Bull 3X Shares	Consumer Discretionary Select Sector Index	300%
Direxion Daily Consumer Discretionary Bear 3X Shares		-300%
Direxion Daily Consumer Staples Bull 3X Shares	Consumer Staples Select Sector Index	300%
Direxion Daily Consumer Staples Bear 3X Shares		-300%
Direxion Daily Energy Bull 3X Shares	Energy Select Sector Index	300%
Direxion Daily Energy Bear 3X Shares		-300%
Direxion Daily Financial Bull 3X Shares	Russell 1000® Financial Services Index	300%
Direxion Daily Financial Bear 3X Shares		-300%
Direxion Daily Gold Miners Index Bull 3X Shares	NYSE Arca Gold Miners Index	300%
Direxion Daily Gold Miners Index Bear 3X Shares		-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Dow Jones U.S. Select Home Construction Index	300%
Direxion Daily Homebuilders & Supplies Bear 3X Shares		-300%
Direxion Daily Industrials Bull 3X Shares	Industrials Select Sector Index	300%
Direxion Daily Industrials Bear 3X Shares		-300%
Direxion Daily Dow Jones Internet Bull 3X Shares	Dow Jones Internet Composite Index	300%
Direxion Daily Dow Jones Internet Bear 3X Shares		-300%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	MVIS Global Junior Gold Miners Index	300%
Direxion Daily Junior Gold Miners Index Bear 3X Shares		-300%
Direxion Daily Metals & Mining Bull 3X Shares	S&P Metals & Mining Select Industry Index	300%
Direxion Daily Metals & Mining Bear 3X Shares		-300%
Direxion Daily Natural Gas Related Bull 3X Shares	ISE-Revere Natural Gas IndexTM	300%
Direxion Daily Natural Gas Related Bear 3X Shares		-300%
677	Direxion Shares ETF Trust Prospectus

Fund	Underlying Index	Daily Leveraged Investment Objective
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	S&P Oil & Gas Exploration & Production Select Industry Index	300%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares		-300%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	S&P Pharmaceuticals Select Industry Index	300%
Direxion Daily Pharmaceutical & Medical Bear 3X Shares		-300%
Direxion Daily MSCI Real Estate Bull 3X Shares	MSCI US IMI Real Estate 25/50 Index	300%
Direxion Daily MSCI Real Estate Bear 3X Shares		-300%
Direxion Daily Regional Banks Bull 3X Shares	S&P Regional Banks Select Industry Index	300%
Direxion Daily Regional Banks Bear 3X Shares		-300%
Direxion Daily Retail Bull 3X Shares	S&P Retail Select Industry Index	300%
Direxion Daily Retail Bear 3X Shares		-300%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	Indxx Global Robotics and Artificial Intelligence Thematic Index	300%
Direxion Daily Semiconductor Bull 3X Shares	PHLX Semiconductor Sector Index	300%
Direxion Daily Semiconductor Bear 3X Shares		-300%
Direxion Daily Technology Bull 3X Shares	Technology Select Sector Index	300%
Direxion Daily Technology Bear 3X Shares		-300%
Direxion Daily Transportation Bull 3X Shares	Dow Jones Transportation AverageTM	300%
Direxion Daily Transportation Bear 3X Shares		-300%
Direxion Daily Utilities Bull 3X Shares	Utilities Select Sector Index	300%
Direxion Daily Utilities Bear 3X Shares		-300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	ICE U.S. Treasury 7-10 Year Bond Index	300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares		-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares	ICE U.S. Treasury 20+ Year Bond Index	300%
Direxion Daily 20+ Year Treasury Bear 3X Shares		-300%
Shares of the Funds (“Shares”) are, or upon commencement of operations will be, listed and traded on the NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange and from their net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable directly with a Fund. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, each Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.
In order to provide additional information regarding the value of Shares of a Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for each Fund. Each Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of a Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, nor responsible for, the calculation or dissemination of the IOPV and make no representations or warranty as to its accuracy.
There is no assurance that the Funds will achieve their investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds' Board of Trustees without shareholder approval.
Direxion Shares ETF Trust Prospectus	678

Additional Information Regarding Investment Techniques and Policies
Rafferty uses a number of investment techniques in an effort to achieve the stated investment objective for each Fund. Each Fund seeks 300% or -300% of the return of its underlying index on a given day.
For the Bull Funds, Rafferty attempts to provide three times the returns of its underlying index for a one-day period. Each Bear Fund is managed to provide three times the inverse (or opposite) of the return of its underlying index for a one-day period. To do this, Rafferty creates net “long” positions for the Bull Funds and net “short” positions for the Bear Funds. (Rafferty may create short positions in the Bull Funds and long positions in the Bear Funds even though the net exposure in the Bull Funds will be long and the net exposure in the Bear Funds will be short.) Long positions move in the same direction as its underlying index, advancing when the underlying index advances and declining when the underlying index declines. Short positions move in the opposite direction of the underlying index, advancing when the underlying index declines and declining when the underlying index advances. Additionally, none of the Funds seek income that is exempt from federal, state or local income taxes.
In seeking to achieve each Fund’s investment objective, Rafferty uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. Rafferty relies upon a pre-determined model to generate orders that result in repositioning each Fund’s investments in accordance with its daily leveraged investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Fund’s investment objective. In general, if a Fund is performing as designed, the return of the underlying index will dictate the return for that Fund. Rafferty does not invest the assets of a Fund in securities, derivatives or other investments based on Rafferty’s view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movements or trends. Each Fund generally pursues its investment objective regardless of the market conditions and does not take defensive positions.
Each Fund has a clearly articulated daily leveraged investment objective which requires the Fund to seek economic exposure in excess of its net assets (i.e., economic leverage). To meet its objectives, each Fund invests in some combination of financial instruments so that it generates economic exposure consistent with the Fund’s investment objective.
The Bull Funds generally may hold a representative sample of the securities in the underlying index. The sampling of securities that is held by a Bull Fund is intended to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the underlying index. A Bull Fund also may invest in securities that are not included in its underlying index or may overweight or underweight certain components of the underlying index. Certain Funds’ assets may be concentrated in an industry or group of industries to the extent that a Fund's underlying index concentrates in a particular industry or group of industries. In addition, each Fund offered in this Prospectus is non-diversified, which means that it may invest in the securities of a limited number of issuers.
At the close of the markets each trading day, each Fund will position its portfolio to ensure that the Fund’s exposure to its underlying index is consistent with the Fund’s stated investment objective. The impact of market movements during the day determines whether a portfolio needs to be repositioned. If the underlying index has risen on a given day, a Bull Fund’s net assets should rise, meaning its exposure will typically need to be increased. Conversely, if the underlying index has fallen on a given day, a Bull Fund’s net assets should fall, meaning its exposure will typically need to be reduced. If the underlying index has risen on a given day, a Bear Fund’s net assets should fall, meaning its exposure will typically need to be reduced. If the underlying index has fallen on a given day, a Bear Fund’s net assets should rise, meaning its exposure will typically need to be increased. Any of the Funds’ portfolios may also need to be changed to reflect changes in the composition of its underlying index.
A Fund may have difficulty in achieving its daily leveraged investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders and/or disruptions or a temporary lack of liquidity in the markets for the securities held by the Fund. Additionally, if a Fund's underlying index includes foreign securities or tracks a foreign market index where the foreign market closes before or after the New York Stock Exchange (“NYSE”) closes (generally at 4 p.m. Eastern Time), the performance of the underlying index may differ from the expected daily leveraged performance. As such, correlation to an underlying index for Funds that track an underlying index that includes foreign securities will generally be measured by comparing the daily change in a Fund’s NAV per share to the performance of one or more U.S. ETFs that tracks the same underlying index.
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
If a Fund is unable to obtain sufficient leveraged or leveraged inverse exposure to its underlying index due to the limited availability of necessary investments or financial instruments, a Fund could, among other things, limit or suspend creation units until the Adviser determines that the requisite exposure to its underlying index is obtainable. During the period that
679	Direxion Shares ETF Trust Prospectus

creation units are suspended, a Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions.
A Cautionary Note to Investors Regarding Dramatic Index Movement. A Bull Fund seeks daily exposure to its underlying index equal to 300% of its net assets while a Bear Fund seeks daily exposure to its underlying index equal to -300% of its net assets. As a consequence, a Fund could lose an amount greater than its net assets in the event of a movement of its underlying index in excess of 33% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of a Bull Fund and a gain in the value of the underlying index for a Bear Fund). Rafferty will attempt to position each Fund’s portfolio to ensure that a Fund does not gain or lose more than 90% of its NAV on a given day. If Rafferty successfully positions a Fund’s portfolio to provide such limits, a Fund’s portfolio and NAV will not be responsive to movements in its underlying index beyond 30% in a given day, whether that movement is favorable or adverse to the Fund. For example, if a Bull Fund’s underlying index were to gain 35%, the Bull Fund would be limited to a daily gain of 90%, which corresponds to 300% of an underlying index gain of 30%, rather than 105%, which is 300% of the underlying index gain of 35%. It may not be possible to limit a Fund’s losses, and shareholders should not expect such protection. The risk of total loss exists.
If the underlying index of a Fund has a dramatic adverse move that causes a material decline in a Fund’s net assets, the terms of a Fund’s swap agreements may permit the counterparty to immediately close out the swap transaction. In that event, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with a Fund’s investment objective. This may prevent a Fund from achieving its leveraged or inverse leveraged investment objective, even if the underlying index later reverses all or a portion the move.
Examples of the Impact of Daily Compounding. Seeking daily leveraged investment results provides potential for greater gains and losses for the Funds relative to its underlying index’s performance. For a period longer than one day, the pursuit of a daily investment objective will result in daily leveraged compounding for the Funds. This means that the return of an underlying index over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective (e.g., 300% or -300%) generally will not equal a Fund’s performance over that same period. As a consequence, investors should not plan to hold the Funds unmonitored for periods longer than a single trading day. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying index for the full trading day. The Funds are not suitable for all investors.
Consider the following examples:
Mary is considering investments in two Funds, Funds A, and B. Fund A is a traditional index ETF which seeks (before fees and expenses) to match the performance of the XYZ index. Fund B is a leveraged ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 300% of the daily performance of the XYZ index.
On Day 1, the XYZ index increases in value from $100 to $105, a gain of 5%. On Day 2, the XYZ index declines from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ index has not moved.
An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2 to return to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:
Day	Index Value	Index Performance	Value of Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00
The same $100 investment in Fund B, however, would be expected to gain in value on Day 1 but decline in value on Day 2.
The $100 investment in Fund B would be expected to gain 15% on Day 1 (300% of 5%) but decline 14.28% on Day 2.
Day	Index Performance	300% of Index Performance	Value of Investment
			$100.00
1	5.00%	15.0%	$115.00
2	-4.76%	-14.28%	$98.57
Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the aggregate index value for the two-day period has not declined. (These calculations do not include the charges for expense ratio and financing charges.)
As you can see, an investment in Fund B has additional risks due to the effects of leverage and compounding.
Direxion Shares ETF Trust Prospectus	680

The Funds are very different from most mutual funds and ETFs. Each Fund pursues a daily leveraged or daily inverse leveraged investment objective, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance or the inverse of the performance of the underlying index. Additionally, each Bear Fund seeks to provide returns that are a multiple of the inverse of the performance of its underlying index (-300%), a result opposite of most mutual funds and ETFs. An investor who purchases shares of a Fund intra-day will generally receive more, or less, than 300% exposure to the underlying index from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the underlying index from the end of the prior trading day. If a Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from 300% or -300% of the return of the underlying index’s performance for the longer period. This deviation will increase with higher underlying index volatility and longer holding periods.
For periods longer than a trading day, volatility in the performance of the underlying index from day to day is the primary cause of any disparity between a Fund’s actual returns and the returns of the underlying index for such period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. In addition, the effects of volatility are magnified in the Funds due to leverage. For example, consider the following three examples that demonstrate the effect of volatility on a hypothetical fund:
Example 1 – Underlying Index Experiences Low Volatility
Mary invests $10.00 in a hypothetical Bull Fund at the close of trading on Day 1. During Day 2, the Fund’s underlying index rises from 100 to 102, a 2% gain. Mary’s investment rises 6% to $10.60. Mary holds her investment through the close of trading on Day 3, during which the Fund’s underlying index rises from 102 to 104, a gain of 1.96%. Mary’s investment rises to $11.22, a gain during Day 3 of 5.88%. For the two day period since Mary invested in the Fund, the underlying index gained 4% although Mary’s investment increased by 12.2%. Because the underlying index continued to trend upwards with low volatility, Mary’s return closely correlates to the 300% return of the return of the underlying index for the period.
John invests $10.00 in a hypothetical Bear Fund at the close of trading on Day 1. During Day 2, the Fund’s underlying index gains 2%, and John’s investment falls by 6% to $9.40. On Day 3, the underlying index rises by 1.96%, and John’s Fund falls by 5.88% to $8.85. For the two day period the underlying index returned 4% while the Fund lost 11.5%. John’s return still correlates to -300% return of the underlying index, but not as closely as Mary’s investment in a Bull Fund.
Example 2 – Underlying Index Experiences High Volatility
Mary invests $10.00 in a hypothetical Bull Fund after the close of trading on Day 1. During Day 2, the Fund’s underlying index rises from 100 to 102, a 2% gain, and Mary’s investment rises 6% to $10.60. Mary continues to hold her investment through the end of Day 3, during which the Fund’s underlying index declines from 102 to 98, a loss of 3.92%. Mary’s investment declines by 11.76%, from $10.60 to $9.35. For the two day period since Mary invested in the Fund, the Fund’s underlying index lost 2% while Mary’s investment decreased from $10 to $9.35, a 6.47% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for the two day period and Mary’s return. In this situation, Mary lost more than three times the return of the underlying index.
Conversely, John invests $10.00 in a hypothetical Bear Fund after the close of trading on Day 1. During Day 2, the Fund’s underlying index rises from 100 to 102, a 2% gain, and John’s investment falls 6% to $9.40. John continues to hold his investment through the end of Day 3, during which the Fund’s underlying index declines from 102 to 98, a loss of 3.92%. John’s investment rises by 11.76%, from $9.40 to $10.51. For the two day period since John invested in the Fund, the Fund’s underlying index lost 2% while John’s investment increased from $10 to $10.51, a 5.06% gain. The volatility of the underlying index affected the correlation between the underlying index’s return for the two day period and John’s return. In this situation, John gained less than three times the return of the underlying index.
Example 3 – Intra-day Investment with Volatility
The examples above assumed that Mary purchased the hypothetical Bull Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the underlying index from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.
Mary invests $10.00 in a hypothetical Bull Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the underlying index moved from 100 to 102, a 2% gain. In light of that gain, the Fund beta at the point at which Mary invests is 289%. During the remainder of Day 2, the Fund’s underlying index rises from 102 to 110, a gain of 7.84%, and Mary’s investment rises 22.7% (which is the underlying index gain of 7.84% multiplied by the 289% beta that she received) to $12.27. Mary continues to hold her investment through the close of trading on Day 2, during which the Fund’s underlying index declines from 110 to 90, a loss of 18.18%. Mary’s investment declines by 54.5%, from $12.27 to $5.58. For the period of Mary’s investment, the Fund’s underlying index declined from 102 to 90, a loss of 11.76%, while Mary’s investment decreased from $10.00 to $5.58, a 44% loss. The volatility of the underlying index affected the correlation
681	Direxion Shares ETF Trust Prospectus

between the underlying index’s return for period and Mary’s return. In this situation, Mary lost more than three times the return of the underlying index. Mary was also hurt because she missed the first 2% move of the underlying index and had a beta of 289% for the remainder of Day 2.
The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the Funds should: (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) For each Bear Fund, understand the risk of shorting, and (d) intend to actively monitor and manage their investments. Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds. There is no assurance that any of the Funds offered in this Prospectus will achieve their investment objectives and an investment in any Fund could lose money. No single Fund is a complete investment program.
Market Volatility. Each Fund seeks to provide a return which is a multiple of the daily performance of its underlying index. No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of the underlying index for periods other than a single day. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
Daily rebalancing will impair a Fund’s performance if the underlying index experiences volatility. For instance, a Bull Fund would be expected to lose 11% (as shown in Table 1 below) if its underlying index provided no return over a one year period and experienced annualized volatility of 20%. A Bear Fund would be expected to lose 21% (as shown in Table 1 below) if its underlying index provided no return over a one year period and experienced annualized volatility of 20%. If the underlying index’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a Bull Fund widens to approximately 38% while the loss for a Bear Fund rises to 62%.
At higher volatility levels, there is a chance of a complete loss of Fund assets even if the underlying index is flat. For instance, if annualized volatility of an underlying index were 90%, both Bull and Bear Funds based on that underlying index would be expected to lose more than 90% of their value, even if the underlying index returned 0% for the year. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.
Table 1
Volatility Range	Bull Fund Loss	Bear Fund Loss
10%	-3%	-6%
20%	-11%	-21%
30%	-24%	-42%
40%	-38%	-62%
50%	-53%	-78%
60%	-67%	-89%
70%	-78%	-95%
80%	-87%	-98%
90%	-92%	-99%
100%	-96%	-99%
Table 2 shows the average volatility rate for the Funds’ underlying indices over the five year period ended December 31, 2019. If an index has been in existence for less than 5 years, its inception date is noted next to its name in Table 2. The underlying indices have annualized historical volatility rates over that period ranging from 5.20% to 40.06%. Since market volatility has negative implications for Funds which rebalance daily, investors should be sure to monitor and manage their investments in the Funds particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Funds for longer periods over the past five years. Given the historically low levels of volatility during the past five years, historical index volatility and performance are not likely indicative of future volatility and performance.
Direxion Shares ETF Trust Prospectus	682

Table 2 – Historic Volatility of each Fund’s Benchmark Index
Index	5-Year Historical Volatility Rate
Communication Services Select Sector Index (Commenced Operations 4/30/18)	N/A
Consumer Discretionary Select Sector Index	14.85%
Consumer Staples Select Sector Index	11.91%
Dow Jones Industrial Average	13.53%
Dow Jones Internet Composite Index	19.55%
Dow Jones Transportation Average Index	18.12%
Dow Jones U.S. Select Aerospace & Defense Index	15.70%
Dow Jones U.S. Select Home Construction Index	20.31%
Energy Select Sector Index	21.51%
FTSE China 50 Index	20.80%
FTSE Developed Europe All Cap Index	14.89%
Health Care Select Sector Index	14.95%
ICE U.S. Treasury 20+ Year Bond Index	12.09%
ICE U.S. Treasury 7-10 Year Bond Index	5.20%
Industrials Select Sector Index	15.21%
Indxx Global Robotics and Artificial Intelligence Thematic Index (Commenced Operations 8/29/16)	N/A
ISE-Revere Natural Gas Index	40.06%
MSCI Brazil 25/50 Index	30.41%
MSCI Canada Index	14.50%
MSCI EAFE® Index	12.17%
MSCI Emerging Markets Index	14.06%
MSCI India Index	15.93%
MSCI Italy 25/50 Index	21.63%
MSCI Japan Index	16.76%
MSCI Korea 25/50 Index	17.98%
MSCI Mexico IMI 25/50 Index	20.60%
MSCI Turkey IMI 25/50 Index	30.55%
MSCI US IMI Real Estate 25/50 Index (Commenced Operations 9/1/16)	N/A
MVIS Global Junior Gold Miners Index	34.60%
MVIS Russia Index	22.28%
NYSE Arca Gold Miners Index	32.13%
PHLX Semiconductor Sector Index	23.82%
Russell 1000® Financial Services Index	14.78%
Russell 2000® Index	16.38%
S&P 500® High Beta Index	20.74%
S&P 500® Index	13.43%
S&P Biotechnology Select Industry Index	32.08%
S&P Latin America 40 Index	24.44%
S&P Metals & Mining Select Industry Index	30.02%
S&P MidCap 400® Index	14.33%
S&P Oil & Gas Exploration & Production Select Industry Index	35.60%
S&P Pharmaceuticals Select Industry Index	23.75%
S&P Regional Banks Select Industry Index	21.94%
S&P Retail Select Industry Index	18.94%
Technology Select Sector Index	17.42%
Utilities Select Sector Index	14.16%
The Projected Return of a Bull Fund for a Single Trading Day. Each Bull Fund seeks to provide a daily return that is 300% of the daily return of an underlying index. Doing so requires the use of leveraged investment techniques, which necessarily incur financing charges. In light of the financing charges and a Bull Fund’s operating expenses, the expected return of a Bull Fund over one trading day is equal to the gross expected return, which is the daily underlying index return multiplied by a Bull Fund’s daily leveraged investment objective, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses. For instance, if the S&P 500® Index returns 2% on a given day, the gross expected return of the Direxion
683	Direxion Shares ETF Trust Prospectus

Daily S&P 500® Bull 3X Shares would be 6%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower. Each Bull Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases Fund shares at close of the markets on a given trading day, the investor’s exposure to the underlying index of a Bull Fund would reflect 300% of the performance of the underlying index during the following trading day, subject to the charges and expenses noted above.
The Projected Return of a Bear Fund for a Single Trading Day. Each Bear Fund seeks to provide a daily return which is 300% of the inverse (or opposite) of the daily return of an underlying index. To create the necessary exposure, a Bear Fund may engage in short selling—borrowing and selling securities it does not own. The money that a Bear Fund receives from short sales—the short sale proceeds—is an asset of the Bear Fund that can generate income to help offset the Bear Fund’s operating expenses. However, the costs of creating short exposure, which may require the Bear Fund’s counterparties to borrow and sell certain securities, may offset or outweigh such income. As the holder of a short position, a Bear Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Bear Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance. Each Bear Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases Bear Fund shares at close of the markets on a given trading day, the investor’s exposure to the underlying index of a Bear Fund would reflect 300% of the inverse performance of the underlying index during the following trading day, subject to the charges and expenses noted above.
The Projected Returns of Funds for Intra-Day Purchases. Because the Funds rebalance their portfolios once daily, an investor who purchases shares during a day will likely have more, or less, than 300% leveraged investment exposure to the underlying index. The exposure to the underlying index received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily leveraged investment objective (e.g., 300% or -300%) by an amount determined by the movement of the underlying index from its value at the end of the prior day. If the underlying index moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying index than the stated fund daily leveraged investment objective (e.g., 300% or -300%). Conversely, if the underlying index moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying index than the stated fund daily leveraged investment objective (e.g., 300% or -300%).
Table 3 below indicates the exposure to the underlying index that an intra-day purchase of a Bull Fund would be expected to provide based upon the movement in the value of a Bull Fund’s underlying index from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the underlying index of a Bull Fund has moved 2% in a direction favorable to a Bull Fund, the investor would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately 289% of the investor’s investment.
Conversely, if the underlying index has moved 2% in a direction unfavorable to a Bull Fund, an investor at that point would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately 313% of the investor’s investment.
The table includes a range of underlying index moves from 5% to -5% for a Bull Fund. Movement of the underlying index beyond the range noted below will result in exposure further from the Fund’s daily leveraged investment objective.
Table 3
Index Move	Resulting Exposure for Bull Fund
-5%	335%
-4%	327%
-3%	320%
-2%	313%
-1%	306%
0%	300%
1%	294%
2%	289%
3%	283%
4%	279%
5%	274%
Table 4 below indicates the exposure to the underlying index that an intra-day purchase of a Bear Fund would be expected to provide based upon the movement in the value of the Bear Fund’s underlying index from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. Table 4 indicates that, if the underlying index of a Bear Fund has moved 2% in a direction favorable to the Bear Fund, the investor would receive exposure to the performance of the underlying index from that point until
Direxion Shares ETF Trust Prospectus	684

the investor sells later that day or the end of the day equal to approximately -277% of the investor’s investment. Conversely, if the underlying index has moved 2% in a direction unfavorable to a Bear Fund, an investor would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately 326% of the investor’s investment.
The table includes a range of underlying index moves from 5% to -5% for the Bear Fund. Movement of the underlying index beyond the range noted below will result in exposure further from the Fund’s daily leveraged investment objective.
Table 4
Index Move	Resulting Exposure for Bear Fund
-5%	-248%
-4%	-257%
-3%	-267%
-2%	-277%
-1%	-288%
0%	-300%
1%	-312%
2%	-326%
3%	-340%
4%	-355%
5%	-371%
The Projected Returns of the Funds for Periods Other Than a Single Trading Day. The Funds seek leveraged investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day— which should not be equated with seeking a leveraged investment objective for any other period. For instance, if the S&P 500® Index gains 10% for a week, the Direxion Daily S&P 500® Bull 3X Shares should not be expected to provide a return of 30% for the week even if it meets its daily leveraged investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an underlying index over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective or inverse daily leveraged investment objective (e.g., 300% or -300%) will not generally equal a Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single trading day.
The following charts set out a range of hypothetical daily performances during a given 10 trading days of the hypothetical underlying index and demonstrate how changes in the hypothetical underlying index impact the hypothetical Funds’ performance for one trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the hypothetical Funds over a 10 trading day period and do not reflect expenses of any kind.
Table 5 – The Index Lacks a Clear Trend
Index				Bull Fund			Bear Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	105	5.00%	5.00%	$115.00	15.00%	15.00%	$ 85.00	-15.00%	-15.00%
Day 2	110	4.76%	10.00%	$131.43	14.29%	31.43%	$ 72.86	-14.29%	-27.14%
Day 3	100	-9.09%	0.00%	$ 95.58	-27.27%	-4.42%	$ 92.73	27.27%	-7.27%
Day 4	90	-10.00%	-10.00%	$ 66.91	-30.00%	-33.09%	$120.55	30.00%	20.55%
Day 5	85	-5.56%	-15.00%	$ 55.76	-16.67%	-44.24%	$140.64	16.67%	40.64%
Day 6	100	17.65%	0.00%	$ 85.28	52.94%	-14.72%	$ 66.18	-52.94%	-33.82%
Day 7	95	-5.00%	-5.00%	$ 72.48	-15.00%	-27.52%	$ 76.11	15.00%	-23.89%
Day 8	100	5.26%	0.00%	$ 83.93	15.79%	-16.07%	$ 64.09	-15.79%	-35.91%
Day 9	105	5.00%	5.00%	$ 96.52	15.00%	-3.48%	$ 54.48	-15.00%	-45.52%
Day 10	100	-4.76%	0.00%	$ 82.73	-14.29%	-17.27%	$ 62.26	14.29%	-37.74%
The cumulative performance of the hypothetical underlying index in Table 5 is 0% for 10 trading days. The return of the hypothetical Bull Fund for the 10 trading day period is 17.27%, while the return of the hypothetical Bear Fund is -37.74%. The volatility of the hypothetical underlying index’s performance and lack of a clear trend results in performance for each hypothetical Fund for the period which bears little relationship to the performance of the hypothetical underlying index for the 10 trading day period.
685	Direxion Shares ETF Trust Prospectus

Table 6 – The Index Rises in a Clear Trend
Index				Bull Fund			Bear Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	102	2.00%	2.00%	$106.00	6.00%	6.00%	$ 94.00	-6.00%	-6.00%
Day 2	104	1.96%	4.00%	$112.24	5.88%	12.24%	$ 88.47	-5.88%	-11.53%
Day 3	106	1.92%	6.00%	$118.71	5.77%	18.71%	$ 83.37	-5.77%	-16.63%
Day 4	108	1.89%	8.00%	$125.43	5.66%	25.43%	$ 78.65	-5.66%	-21.35%
Day 5	110	1.85%	10.00%	$132.40	5.56%	32.40%	$ 74.28	-5.56%	-25.72%
Day 6	112	1.82%	12.00%	$139.62	5.45%	39.62%	$ 70.23	-5.45%	-29.77%
Day 7	114	1.79%	14.00%	$147.10	5.36%	47.10%	$ 66.46	-5.36%	-33.54%
Day 8	116	1.75%	16.00%	$154.84	5.26%	54.84%	$ 62.97	-5.26%	-37.03%
Day 9	118	1.72%	18.00%	$162.85	5.17%	62.85%	$ 59.71	-5.17%	-40.29%
Day 10	120	1.69%	20.00%	$171.13	5.08%	71.13%	$ 56.67	-5.08%	-43.33%
The cumulative performance of the hypothetical underlying index in Table 6 is 20% for 10 trading days. The return of the hypothetical Bull Fund for the 10 trading day period is 71.13%, while the return of the hypothetical Bear Fund is -43.33%. In this case, because of the positive hypothetical underlying index trend, the hypothetical Bull Fund gain is greater than 300% of the hypothetical underlying index gain and the hypothetical Bear Fund’s decline is less than -300% of the hypothetical underlying index gain for the 10 trading day period.
Table 7 – The Index Declines in a Clear Trend
Index				Bull Fund			Bear Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	98	-2.00%	-2.00%	$ 94.00	-6.00%	-6.00%	$106.00	6.00%	6.00%
Day 2	96	-2.04%	-4.00%	$ 88.24	-6.12%	-11.76%	$112.49	6.12%	12.49%
Day 3	94	-2.08%	-6.00%	$ 82.73	-6.25%	-11.76%	$119.52	6.25%	19.52%
Day 4	92	-2.13%	-8.00%	$ 77.45	-6.38%	-22.55%	$127.15	6.38%	27.15%
Day 5	90	-2.17%	-10.00%	$ 72.40	-6.52%	-27.60%	$135.44	6.52%	35.44%
Day 6	88	-2.22%	-12.00%	$ 67.57	-6.67%	-32.43%	$144.47	6.67%	44.47%
Day 7	86	-2.27%	-14.00%	$ 62.96	-6.82%	-37.04%	$154.32	6.82%	54.32%
Day 8	84	-2.33%	-16.00%	$ 58.57	-6.98%	-41.43%	$165.09	6.98%	65.09%
Day 9	82	-2.38%	-18.00%	$ 54.39	-7.14%	-45.61%	$176.88	7.14%	76.88%
Day 10	80	-2.44%	-20.00%	$ 50.41	-7.32%	-49.59%	$189.82	7.32%	89.82%
The cumulative performance of the hypothetical underlying index in Table 7 is -20% for 10 trading days. The return of the hypothetical Bull Fund for the 10 trading day period is 49.59%, while the return of the hypothetical Bear Fund is 89.82%. In this case, because of the negative hypothetical underlying index trend, the hypothetical Bull Fund’s decline is less than 300% of the hypothetical underlying index decline and the hypothetical Bear Fund’s gain is greater than 300% of the hypothetical underlying index decline for the 10 trading day period.
Direxion Shares ETF Trust Prospectus	686

Additional Information Regarding Principal Risks
An investment in a Fund entails risks. A Fund may not achieve its investment objective and may decline in value. The Funds present risks not traditionally associated with other mutual funds and ETFs. For example, due to the Funds' daily leveraged or inverse leveraged investment objectives, a small adverse move in a Fund's underlying index will result in larger and potentially substantial declines in that Fund. It is important that investors closely review and understand all of a Fund’s risks before making an investment. A Fund is not a complete investment program. The table below provides the risks of investing in the Funds. Following the table, each risk is explained.

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily Dow 30 Bull 3X Shares	Direxion Daily Dow 30 Bear 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares	Direxion Daily MSCI Brazil Bull 3X Shares	Direxion Daily MSCI Brazil Bear 3X Shares	Direxion Daily MSCI Canada Bull 3X Shares	Direxion Daily MSCI Canada Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Aggressive Investment Techniques Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Shorting Risk		X		X		X		X		X		X		X		X
Cash Transaction Risk		X		X		X		X		X		X		X		X
Intra-Day Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Daily Index Correlation/Tracking Risk	X		X		X		X		X		X		X		X
Daily Inverse Index Correlation/Tracking Risk		X		X		X		X		X		X		X		X
Other Investment Companies (including ETFs) Risk	X		X	X	X	X	X		X		X		X		X
Underlying Fund Investment Risk				X		X
Aerospace and Defense Industry Risk
Australian Securities Risk
Banking Industry Risk
Biotechnology Industry Risk
Brazilian Securities Risk											X	X
Canadian Securities Risk													X	X
Chinese Securities Risk															X	X
Communication Services Sector Risk
Consumer Discretionary Sector Risk
Consumer Goods Sector Risk
Consumer Services Industry Risk
Consumer Staples Sector Risk
Credit Risk
Debt Instrument Risk
Developed Country Investing Risk
Emerging Markets Risk											X	X			X	X
Energy Sector Risk													X	X
European Economic Risk
Financials Sector Risk	X	X			X	X	X	X			X	X	X	X	X	X
Gold and Silver Mining Company Risk
Healthcare Sector Risk					X	X
High Beta Investing Risk									X	X
Homebuilding Industry Risk
Hong Kong Securities Risk															X	X
Indian Securities Risk
687	Direxion Shares ETF Trust Prospectus

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily Dow 30 Bull 3X Shares	Direxion Daily Dow 30 Bear 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares	Direxion Daily MSCI Brazil Bull 3X Shares	Direxion Daily MSCI Brazil Bear 3X Shares	Direxion Daily MSCI Canada Bull 3X Shares	Direxion Daily MSCI Canada Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Industrials Sector Risk	X	X					X	X
Information Technology Sector Risk	X	X	X	X			X	X	X	X
Interest Rate Risk
Internet Company Industry Risk
Italian Securities Risk
Japanese Securities Risk
Latin American Securities Risk
Materials Sector Risk
Mexican Securities Risk
MLP Risk
Mining and Metal Industry Risk
Natural Gas Industry Risk
Oil and Gas Industry Risk
Preferred Stock Risk
Pharmaceutical Industry Risk
Real Estate Sector Risk
Retail Industry Risk
Robotics & Artificial Intelligence Industry Risk
Russian Securities Risk
Semiconductor Industry Risk
South Korean Securities Risk
Technology Sector Risk															X	X
Transportation Industry Risk
Turkish Securities Risk
U.S. Government Securities Risk
Utilities Sector Risk
Large-Capitalization Company Risk			X	X			X	X	X	X	X	X	X	X	X	X
Micro-Capitalization Company Risk					X	X
Mid-Capitalization Company Risk			X	X					X	X
Small- and/or Mid-Capitalization Company Risk	X	X			X	X					X	X	X	X	X	X
Currency Exchange Rate Risk											X	X	X	X	X	X
Depositary Receipt Risk											X		X		X
Foreign Securities Risk											X	X	X	X	X	X
Geographic Concentration Risk											X	X	X	X	X	X
International Closed-Market Trading Risk											X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
High Portfolio Turnover Risk			X				X	X	X	X	X	X	X	X	X
Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk											X	X	X	X	X	X
Money Market Instrument Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Direxion Shares ETF Trust Prospectus	688

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily Dow 30 Bull 3X Shares	Direxion Daily Dow 30 Bear 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares	Direxion Daily MSCI Brazil Bull 3X Shares	Direxion Daily MSCI Brazil Bear 3X Shares	Direxion Daily MSCI Canada Bull 3X Shares	Direxion Daily MSCI Canada Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Securities Lending Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Developed Markets Bear 3X Shares	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares	Direxion Daily MSCI India Bull 3X Shares	Direxion Daily MSCI India Bear 3X Shares	Direxion Daily MSCI Italy Bull 3X Shares	Direxion Daily MSCI Italy Bear 3X Shares	Direxion Daily MSCI Japan Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI Mexico Bear 3X Shares	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Aggressive Investment Techniques Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Shorting Risk	X		X		X			X		X				X		X
Cash Transaction Risk	X		X		X			X		X				X		X
Intra-Day Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Daily Index Correlation/Tracking Risk		X		X		X	X		X		X	X	X		X
Daily Inverse Index Correlation/Tracking Risk	X		X		X			X		X				X		X
Other Investment Companies (including ETFs) Risk		X		X		X	X		X		X	X	X		X
Underlying Fund Investment Risk
Aerospace and Defense Industry Risk
Australian Securities Risk
Banking Industry Risk
Biotechnology Industry Risk
Brazilian Securities Risk
Canadian Securities Risk
Chinese Securities Risk	X			X	X
Communication Services Sector Risk													X	X
Consumer Discretionary Sector Risk											X
Consumer Goods Sector Risk						X
Consumer Services Industry Risk
689	Direxion Shares ETF Trust Prospectus

	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Developed Markets Bear 3X Shares	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares	Direxion Daily MSCI India Bull 3X Shares	Direxion Daily MSCI India Bear 3X Shares	Direxion Daily MSCI Italy Bull 3X Shares	Direxion Daily MSCI Italy Bear 3X Shares	Direxion Daily MSCI Japan Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI Mexico Bear 3X Shares	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Consumer Staples Sector Risk													X	X
Credit Risk
Debt Instrument Risk
Developed Country Investing Risk		X	X
Emerging Markets Risk	X			X	X		X	X				X	X	X	X	X
Energy Sector Risk							X	X				X			X	X
European Economic Risk		X	X			X			X	X
Financials Sector Risk	X	X	X	X	X	X	X	X	X	X		X
Gold and Silver Mining Company Risk
Healthcare Sector Risk
High Beta Investing Risk
Homebuilding Industry Risk
Hong Kong Securities Risk	X
Indian Securities Risk							X	X
Industrials Sector Risk		X	X								X
Information Technology Sector Risk				X	X
Interest Rate Risk
Internet Company Industry Risk
Italian Securities Risk									X	X
Japanese Securities Risk		X	X								X
Latin American Securities Risk												X
Materials Sector Risk												X			X	X
Mexican Securities Risk													X	X
MLP Risk
Mining and Metal Industry Risk
Natural Gas Industry Risk
Oil and Gas Industry Risk
Preferred Stock Risk
Pharmaceutical Industry Risk
Real Estate Sector Risk
Retail Industry Risk
Robotics & Artificial Intelligence Industry Risk
Russian Securities Risk															X	X
Semiconductor Industry Risk
South Korean Securities Risk
Technology Sector Risk	X
Transportation Industry Risk
Turkish Securities Risk
U.S. Government Securities Risk
Utilities Sector Risk									X	X
Large-Capitalization Company Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Micro-Capitalization Company Risk				X	X	X							X	X
Direxion Shares ETF Trust Prospectus	690

	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Developed Markets Bear 3X Shares	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares	Direxion Daily MSCI India Bull 3X Shares	Direxion Daily MSCI India Bear 3X Shares	Direxion Daily MSCI Italy Bull 3X Shares	Direxion Daily MSCI Italy Bear 3X Shares	Direxion Daily MSCI Japan Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI Mexico Bear 3X Shares	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Mid-Capitalization Company Risk									X	X		X			X	X
Small- and/or Mid-Capitalization Company Risk	X	X	X	X	X	X	X	X			X		X	X
Currency Exchange Rate Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipt Risk		X		X		X	X		X		X	X	X		X
Foreign Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Geographic Concentration Risk	X					X	X	X	X	X	X	X	X	X	X	X
International Closed-Market Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
High Portfolio Turnover Risk		X					X	X	X	X	X	X	X	X
Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X					X	X	X	X	X	X	X	X	X	X	X
Money Market Instrument Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Direxion Daily MSCI South Korea Bull 3X Shares	Direxion Daily MSCI South Korea Bear 3X Shares	Direxion Daily MSCI Turkey Bull 3X Shares	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Aerospace & Defense Bear 3X Shares	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Communication Services Index Bull 3X Shares	Direxion Daily Communication Services Index Bear 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Consumer Discretionary Bear 3X Shares	Direxion Daily Consumer Staples Bull 3X Shares	Direxion Daily Consumer Staples Bear 3X Shares	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Aggressive Investment Techniques Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
691	Direxion Shares ETF Trust Prospectus

	Direxion Daily MSCI South Korea Bull 3X Shares	Direxion Daily MSCI South Korea Bear 3X Shares	Direxion Daily MSCI Turkey Bull 3X Shares	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Aerospace & Defense Bear 3X Shares	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Communication Services Index Bull 3X Shares	Direxion Daily Communication Services Index Bear 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Consumer Discretionary Bear 3X Shares	Direxion Daily Consumer Staples Bull 3X Shares	Direxion Daily Consumer Staples Bear 3X Shares	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Shorting Risk		X			X		X		X		X		X		X
Cash Transaction Risk		X			X		X		X		X		X		X
Intra-Day Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Daily Index Correlation/Tracking Risk	X		X	X		X		X		X		X		X
Daily Inverse Index Correlation/Tracking Risk		X			X		X		X		X		X		X
Other Investment Companies (including ETFs) Risk	X		X	X		X		X		X		X		X
Underlying Fund Investment Risk
Aerospace and Defense Industry Risk				X	X
Australian Securities Risk
Banking Industry Risk
Biotechnology Industry Risk						X	X
Brazilian Securities Risk
Canadian Securities Risk
Chinese Securities Risk
Communication Services Sector Risk								X	X
Consumer Discretionary Sector Risk										X	X
Consumer Goods Sector Risk
Consumer Services Industry Risk
Consumer Staples Sector Risk			X									X	X
Credit Risk
Debt Instrument Risk
Developed Country Investing Risk
Emerging Markets Risk	X	X	X
Energy Sector Risk														X	X
European Economic Risk
Financials Sector Risk			X
Gold and Silver Mining Company Risk
Healthcare Sector Risk						X	X
High Beta Investing Risk
Homebuilding Industry Risk
Hong Kong Securities Risk
Indian Securities Risk
Industrials Sector Risk			X	X	X
Information Technology Sector Risk	X	X
Interest Rate Risk
Internet Company Industry Risk
Italian Securities Risk
Japanese Securities Risk
Direxion Shares ETF Trust Prospectus	692

	Direxion Daily MSCI South Korea Bull 3X Shares	Direxion Daily MSCI South Korea Bear 3X Shares	Direxion Daily MSCI Turkey Bull 3X Shares	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Aerospace & Defense Bear 3X Shares	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Communication Services Index Bull 3X Shares	Direxion Daily Communication Services Index Bear 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Consumer Discretionary Bear 3X Shares	Direxion Daily Consumer Staples Bull 3X Shares	Direxion Daily Consumer Staples Bear 3X Shares	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Latin American Securities Risk
Materials Sector Risk
Mexican Securities Risk
MLP Risk
Mining and Metal Industry Risk
Natural Gas Industry Risk
Oil and Gas Industry Risk
Preferred Stock Risk
Pharmaceutical Industry Risk
Real Estate Sector Risk
Retail Industry Risk
Robotics & Artificial Intelligence Industry Risk
Russian Securities Risk
Semiconductor Industry Risk
South Korean Securities Risk	X	X
Technology Sector Risk
Transportation Industry Risk
Turkish Securities Risk			X
U.S. Government Securities Risk
Utilities Sector Risk
Large-Capitalization Company Risk	X	X		X	X	X	X	X	X	X	X	X	X	X	X
Micro-Capitalization Company Risk			X
Mid-Capitalization Company Risk								X	X	X	X	X	X	X	X
Small- and/or Mid-Capitalization Company Risk	X	X	X	X	X	X	X
Currency Exchange Rate Risk	X	X	X
Depositary Receipt Risk	X		X
Foreign Securities Risk	X	X	X
Geographic Concentration Risk	X	X	X
International Closed-Market Trading Risk	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
High Portfolio Turnover Risk	X	X	X		X	X				X	X	X	X
Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X			X	X
Money Market Instrument Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

693	Direxion Shares ETF Trust Prospectus

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bear 3X Shares	Direxion Daily Industrials Bull 3X Shares	Direxion Daily Industrials Bear 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares	Direxion Daily Metals & Mining Bull 3X Shares	Direxion Daily Metals & Mining Bear 3X Shares
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Aggressive Investment Techniques Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Shorting Risk		X		X			X		X		X		X		X
Cash Transaction Risk		X		X			X		X		X		X		X
Intra-Day Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Daily Index Correlation/Tracking Risk	X		X		X	X		X		X		X		X
Daily Inverse Index Correlation/Tracking Risk		X		X			X		X		X		X		X
Other Investment Companies (including ETFs) Risk	X		X		X	X		X		X		X		X
Underlying Fund Investment Risk
Aerospace and Defense Industry Risk
Australian Securities Risk												X	X
Banking Industry Risk
Biotechnology Industry Risk
Brazilian Securities Risk
Canadian Securities Risk			X	X								X	X
Chinese Securities Risk
Communication Services Sector Risk
Consumer Discretionary Sector Risk
Consumer Goods Sector Risk						X	X
Consumer Services Industry Risk						X	X
Consumer Staples Sector Risk
Credit Risk
Debt Instrument Risk
Developed Country Investing Risk
Emerging Markets Risk			X	X								X	X
Energy Sector Risk
European Economic Risk
Financials Sector Risk	X	X
Gold and Silver Mining Company Risk			X	X								X	X
Healthcare Sector Risk					X
High Beta Investing Risk
Homebuilding Industry Risk						X	X
Hong Kong Securities Risk
Indian Securities Risk
Industrials Sector Risk						X	X	X	X
Information Technology Sector Risk										X	X
Interest Rate Risk
Internet Company Industry Risk										X	X
Direxion Shares ETF Trust Prospectus	694

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bear 3X Shares	Direxion Daily Industrials Bull 3X Shares	Direxion Daily Industrials Bear 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares	Direxion Daily Metals & Mining Bull 3X Shares	Direxion Daily Metals & Mining Bear 3X Shares
Italian Securities Risk
Japanese Securities Risk
Latin American Securities Risk
Materials Sector Risk												X	X	X	X
Mexican Securities Risk
MLP Risk
Mining and Metal Industry Risk			X	X								X	X	X	X
Natural Gas Industry Risk
Oil and Gas Industry Risk
Preferred Stock Risk
Pharmaceutical Industry Risk
Real Estate Sector Risk
Retail Industry Risk						X	X
Robotics & Artificial Intelligence Industry Risk
Russian Securities Risk
Semiconductor Industry Risk
South Korean Securities Risk
Technology Sector Risk
Transportation Industry Risk
Turkish Securities Risk
U.S. Government Securities Risk
Utilities Sector Risk
Large-Capitalization Company Risk	X	X	X	X	X	X	X	X	X	X	X			X	X
Micro-Capitalization Company Risk						X	X					X	X
Mid-Capitalization Company Risk					X			X	X
Small- and/or Mid-Capitalization Company Risk	X	X	X	X		X	X			X	X	X	X	X	X
Currency Exchange Rate Risk			X	X								X	X
Depositary Receipt Risk			X									X
Foreign Securities Risk			X	X								X	X
Geographic Concentration Risk			X	X								X	X
International Closed-Market Trading Risk			X	X								X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
High Portfolio Turnover Risk			X				X	X	X	X	X	X		X	X
Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk			X	X								X	X
Money Market Instrument Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

695	Direxion Shares ETF Trust Prospectus

	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Direxion Daily Pharmaceutical & Medical Bear 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily Retail Bear 3X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Aggressive Investment Techniques Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Shorting Risk		X		X		X		X		X		X			X
Cash Transaction Risk		X		X		X		X		X		X			X
Intra-Day Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Daily Index Correlation/Tracking Risk	X		X		X		X		X		X		X	X
Daily Inverse Index Correlation/Tracking Risk		X		X		X		X		X		X			X
Other Investment Companies (including ETFs) Risk	X		X		X		X		X		X		X	X
Underlying Fund Investment Risk
Aerospace and Defense Industry Risk
Australian Securities Risk
Banking Industry Risk									X	X
Biotechnology Industry Risk					X	X
Brazilian Securities Risk
Canadian Securities Risk
Chinese Securities Risk
Communication Services Sector Risk
Consumer Discretionary Sector Risk											X	X
Consumer Goods Sector Risk
Consumer Services Industry Risk
Consumer Staples Sector Risk
Credit Risk
Debt Instrument Risk
Developed Country Investing Risk
Emerging Markets Risk	X	X
Energy Sector Risk	X	X	X	X
European Economic Risk
Financials Sector Risk									X	X
Gold and Silver Mining Company Risk
Healthcare Sector Risk					X	X
Direxion Shares ETF Trust Prospectus	696

	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Direxion Daily Pharmaceutical & Medical Bear 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily Retail Bear 3X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
High Beta Investing Risk
Homebuilding Industry Risk
Hong Kong Securities Risk
Indian Securities Risk
Industrials Sector Risk													X
Information Technology Sector Risk													X
Interest Rate Risk
Internet Company Industry Risk
Italian Securities Risk
Japanese Securities Risk
Latin American Securities Risk
Materials Sector Risk
Mexican Securities Risk
MLP Risk	X	X
Mining and Metal Industry Risk
Natural Gas Industry Risk	X	X
Oil and Gas Industry Risk			X	X
Preferred Stock Risk
Pharmaceutical Industry Risk					X	X
Real Estate Sector Risk							X	X
Retail Industry Risk											X	X
Robotics & Artificial Intelligence Industry Risk													X
Russian Securities Risk
Semiconductor Industry Risk														X	X
South Korean Securities Risk
Technology Sector Risk
Transportation Industry Risk
Turkish Securities Risk
U.S. Government Securities Risk
Utilities Sector Risk
Large-Capitalization Company Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Micro-Capitalization Company Risk							X	X					X
Mid-Capitalization Company Risk														X	X
Small- and/or Mid-Capitalization Company Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
697	Direxion Shares ETF Trust Prospectus

	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Direxion Daily Pharmaceutical & Medical Bear 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily Retail Bear 3X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Currency Exchange Rate Risk	X	X
Depositary Receipt Risk	X
Foreign Securities Risk	X	X											X
Geographic Concentration Risk
International Closed-Market Trading Risk	X	X											X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
High Portfolio Turnover Risk			X		X	X			X		X	X	X	X
Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk													X
Money Market Instrument Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Transportation Bear 3X Shares	Direxion Daily Utilities Bull 3X Shares	Direxion Daily Utilities Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X	X	X	X
Direxion Shares ETF Trust Prospectus	698

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Transportation Bear 3X Shares	Direxion Daily Utilities Bull 3X Shares	Direxion Daily Utilities Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Market Risk	X	X	X	X	X	X	X	X	X	X
Aggressive Investment Techniques Risk	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X
Shorting Risk		X		X		X		X		X
Cash Transaction Risk		X		X		X		X		X
Intra-Day Investment Risk	X	X	X	X	X	X	X	X	X	X
Daily Index Correlation/Tracking Risk	X		X		X		X		X
Daily Inverse Index Correlation/Tracking Risk		X		X		X		X		X
Other Investment Companies (including ETFs) Risk	X		X		X		X	X	X	X
Underlying Fund Investment Risk								X		X
Aerospace and Defense Industry Risk
Australian Securities Risk
Banking Industry Risk
Biotechnology Industry Risk
Brazilian Securities Risk
Canadian Securities Risk
Chinese Securities Risk
Communication Services Sector Risk
Consumer Discretionary Sector Risk
Consumer Goods Sector Risk
Consumer Services Industry Risk			X	X
Consumer Staples Sector Risk
Credit Risk							X	X	X	X
Debt Instrument Risk							X	X	X	X
Developed Country Investing Risk
Emerging Markets Risk
Energy Sector Risk
European Economic Risk
Financials Sector Risk
Gold and Silver Mining Company Risk
Healthcare Sector Risk
High Beta Investing Risk
Homebuilding Industry Risk
Hong Kong Securities Risk
Indian Securities Risk
Industrials Sector Risk			X	X
Information Technology Sector Risk	X	X
Interest Rate Risk							X	X	X	X
Internet Company Industry Risk
Italian Securities Risk
Japanese Securities Risk
Latin American Securities Risk
Materials Sector Risk
699	Direxion Shares ETF Trust Prospectus

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Transportation Bear 3X Shares	Direxion Daily Utilities Bull 3X Shares	Direxion Daily Utilities Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Mexican Securities Risk
MLP Risk
Mining and Metal Industry Risk
Natural Gas Industry Risk
Oil and Gas Industry Risk
Preferred Stock Risk
Pharmaceutical Industry Risk
Real Estate Sector Risk
Retail Industry Risk
Robotics & Artificial Intelligence Industry Risk
Russian Securities Risk
Semiconductor Industry Risk
South Korean Securities Risk
Technology Sector Risk
Transportation Industry Risk			X	X
Turkish Securities Risk
U.S. Government Securities Risk							X	X	X	X
Utilities Sector Risk					X	X
Large-Capitalization Company Risk	X	X	X	X	X	X
Micro-Capitalization Company Risk
Mid-Capitalization Company Risk	X	X			X	X
Small- and/or Mid-Capitalization Company Risk			X	X
Currency Exchange Rate Risk
Depositary Receipt Risk
Foreign Securities Risk
Geographic Concentration Risk
International Closed-Market Trading Risk
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X
High Portfolio Turnover Risk				X		X	X
Investment Risk	X	X	X	X	X	X	X	X	X	X
Liquidity Risk
Money Market Instrument Risk	X	X	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X	X	X
Regulatory Risk	X	X	X	X	X	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X
Effects of Compounding and Market Volatility Risk
Each Fund has a daily leveraged investment objective and a Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from underlying index’s performance times the stated multiple in a Fund’s investment objective, before fees and expenses. Compounding affects all investments, but has a more significant impact

Direxion Shares ETF Trust Prospectus	700

on leveraged funds, particularly during periods of higher index volatility. A Fund does not attempt to, and should not be expected to, provide returns, before fees and expenses, which are 300% or -300% of the performance of its underlying index for periods other than one trading day. The impact of compounding will affect each shareholder differently depending on the period of time an investment in a Fund is held and the volatility of its underlying index during the period an investment in a Fund is held. The effect of compounding becomes more pronounced as volatility and a shareholder’s holding period increase.
Over time, the cumulative percentage increase or decrease in the value of a Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in 300% or -300% of the return of a Fund's underlying index due to the compounding effect of losses and gains on the returns of a Fund. It also is expected that a Fund's use of leverage will cause the Fund to underperform the return of 300% or -300% of its underlying index in a trendless or flat market.
The chart below provides examples of how index volatility could affect a Fund’s performance. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) index volatility; b) index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in its underlying index. The chart below illustrates the impact of two principal factors – index volatility and index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of index volatility and index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in its underlying index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure for the Bull Funds and inverse leveraged exposure for the Bear Funds) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be worse than those shown.
As shown below, a Bull Fund would be expected to lose 17.1% and a Bear Fund would be expected to lose 31.3% if the underlying index provided no return over a one year period during which the underlying index experienced annualized volatility of 25%. If the underlying index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 81.5% for a Bull Fund and 96.6% for a Bear Fund. At higher ranges of volatility, there is a chance of a near complete loss of value even if the underlying index is flat. For instance, if the underlying index’s annualized volatility is 100%, it is likely that a Bull Fund would lose 95% of its value, and a Bear Fund would lose approximately 100% of its value, even if the underlying index’s cumulative return for the year was only 0%. The volatility of ETFs or instruments that reflect the value of the underlying index such as swaps, may differ from the volatility of a Fund's underlying index.
Bull Fund
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

Bear Fund
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. A Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. Each table is intended to underscore the fact that a Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
For additional information and examples demonstrating the effects of volatility and index performance on the long-term performance of the Funds, see the “Additional Information Regarding Investment Techniques and Policies” section, and “Special Note Regarding the Correlation Risks of the Funds” in the Funds' Statement of Additional Information.
Leverage Risk
To achieve its daily investment objective, each Fund employs leverage and is exposed to the risk that adverse daily performance of a Fund's underlying index will be magnified. This means that, if a Fund's underlying index experiences an adverse daily performance, an investment in the Fund will be reduced by an amount equal to 3% for every 1%
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of adverse performance, not including the costs of financing leverage and other operating expenses, which would further reduce its value.
A Fund could theoretically lose an amount greater than its net assets if its underlying index moves more than 33% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of a Bull Fund and a gain in the value of the underlying index for a Bear Fund). Leverage will also have the effect of magnifying any differences in a Fund’s correlation with the underlying index.
To fully understand the risks of using leverage in a Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk
Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. A Bull Fund typically would lose value on a day when its underlying index declines. A Bear Fund typically would lose value on a day when its underlying index increases.
Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on each Fund. A Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.
Aggressive Investment Techniques Risk
Using investment techniques that may be considered aggressive, such as futures contracts, forward contracts, options and swap agreements, includes the risk of potentially dramatic changes (losses) in the value of the instruments, imperfect correlations between the price of the instrument and the underlying security or index, and volatility of a Fund.
LIBOR Risk
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance.
In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Although there is still uncertainty regarding a replacement rate, it is anticipated that, beginning in 2020, derivatives and other transactions that currently utilize LIBOR will transition to using the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by U.S. Treasury securities. However, various counterparties or other entities may be unwilling or unable to utilize SOFR prior to 2021 or may be unable to modify existing agreements or instruments in a timely manner. The transition from LIBOR to SOFR (or any other replacement rate) may lead to a reduction in the value of some LIBOR-based investments and the effectiveness of new hedges placed against existing LIBOR-based investments, as well as significant market uncertainty, increased volatility, and illiquidity in markets for various instruments, which may result in prolonged adverse market conditions and impact a Fund’s performance or NAV.
Derivatives Risk
A Fund uses investment techniques, including investments in derivatives, such as swaps, futures and forward contracts, and options that may be considered aggressive. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly, or in the case of the Bear Funds, directly shorting the underlying securities. Investments in these derivatives may generally be subject to market risks that cause their prices to fluctuate more than an investment directly in a security and may increase the volatility of a Fund. The use of derivatives may expose a Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When a Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent a Fund from achieving its investment objective.
A Fund may use swaps on the underlying index. If the underlying index has a dramatic intraday move in value that causes a material decline in a Fund’s NAV, the terms of the swap agreement between a Fund and its counterparty may allow the counterparty to immediately close out of the transaction with a Fund. In such circumstances, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with a Fund’s daily leveraged investment objective. This may prevent a Fund from achieving its daily leveraged investment objective particularly if the underlying index reverses all or a portion of its intraday move by the end of the day. The value of an investment in the Fund may change quickly and without warning. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering a Fund’s return.
In addition, a Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset.
•	Futures Contracts. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security
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or index at expiration, net of the variation margin that was previously paid.
•	Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
•	Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.
•	Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.
Counterparty Risk
Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount a Fund expects to receive from a counterparty to a financial instrument entered into by a Fund. Each Fund generally enters into derivatives transactions, such as the swap agreements, with counterparties such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a contract, or if any collateral posted by the counterparty for the benefit of a Fund is insufficient or there are delays in a Fund’s ability to access such collateral. If the counterparty becomes bankrupt or defaults on its payment obligations to a Fund, it may experience significant delays in obtaining any recovery, may obtain only a limited recovery or obtain no recovery and the value of an investment held by a Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions. European Union rules and regulations intervene when a financial institution is experiencing financial difficulties and could reduce, eliminate, or convert to equity a counterparty’s obligations to a Fund (sometimes referred to as a “bail in”).
A Fund typically enters into transactions with counterparties that present minimal risks based on the Adviser’s assessment of the counterparty’s creditworthiness, or its capacity to meet its financial obligations during the term of the derivative agreement or contract. The Adviser considers factors such as counterparty credit rating among other factors when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which a Fund transacts. Each Fund generally enters into swap agreements or other financial instruments with major, global financial institutions and seeks to mitigate risks by generally requiring that the counterparties for each Fund to post collateral, marked to market daily, in an amount approximately equal to what the counterparty owes a Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above. If a counterparty’s credit ratings decline, a Fund may be subject to a bail-in, as described above.
In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. There is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Additionally, although a counterparty to a centrally cleared swap agreement and/or an exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or a clearing organization that is further backed by a group of financial institutions, there may be instances in which a FCM or a clearing organization would fail to perform its obligations, causing significant losses to a Fund.
Shorting Risk
Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional index tracking funds. A Bear Fund may engage in short sales designed to earn the Bear Fund a profit from the decline in the price of particular securities, baskets of securities or indices. Short sales are transactions in which a Bear Fund borrows securities from a broker and sells the borrowed securities. A Bear Fund is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. If the market price of the underlying security goes down between the time a Bear Fund sells the security and buys it back, a Bear Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, a Bear Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest a Bear Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest a Bear Fund must pay to the lender of the security. A Bear Fund’s investment performance may also suffer if the Bear Fund is required to close out a short position earlier than it had intended. This would occur if
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the securities lender required a Bear Fund to deliver the securities the Bear Fund borrowed at the commencement of the short sale and the Bear Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, a Bear Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Bear Fund’s open short positions. As the holder of a short position, a Bear Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Bear Fund that could cause the Bear Fund to lose money on the short sale and may adversely affect its performance.
A Bear Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose a Bear Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If a Bear Fund were to experience this volatility or decreased liquidity, a Bear Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or a Bear Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, a Bear Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. A Bear Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying a Bear Fund’s short positions will negatively impact the Fund.
Cash Transaction Risk
Unlike most ETFs, each Bear Fund currently intends to effect creation and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by each Bear Fund. As such, investment in each Bear Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling securities to achieve each Bear investment objective. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. Because each Bear Fund currently intends to effect redemptions principally for cash, each Bear Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Each Bear Fund may recognize a capital gain on these sales that might not have been incurred if such Bear Fund had made a redemption in-kind and this may decrease the tax efficiency of the Bear Fund compared to ETFs that utilize an in-kind redemption process.
Intra-Day Investment Risk
Each Fund seeks daily leveraged investment results, which should not be equated with seeking an investment objective for shorter than a day. Thus, an investor who purchases Fund shares after the close of the markets on one trading day and before the close of the markets on the next trading day will likely have more, or less, than 300% or -300% leveraged investment exposure to the underlying index, depending upon the movement of the underlying index from the end of one trading day until the time of purchase. If the underlying index moves in a direction favorable to a Fund, the investor will receive less than 300% or -300% exposure to the underlying index. Conversely, if the underlying index moves in a direction adverse to a Fund, the investor will receive exposure to the underlying index greater than 300% or -300%. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, a Fund’s stated multiple of its underlying index.
If there is a significant intra-day market event and/or the securities of the underlying index experience a significant change in value, a Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, a Fund may close to purchases and sales of Shares prior to the close of regular trading on the Exchange and incur significant losses.
Daily Index Correlation/Tracking Risk
For each Bull Fund, there is no guarantee that each Bull Fund will achieve a high degree of correlation to its underlying index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with its underlying index, each Bull Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the target amount of portfolio exposure to the underlying index is impacted dynamically by the underlying index’s movement. Because of this, it is unlikely that each Bull Fund will be perfectly exposed to the underlying index at the end of each day. The possibility of each Bull Fund being materially over- or under-exposed to the underlying index increases on days when the underlying index is volatile near the close of the trading day. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect each Bull Fund’s ability to adjust exposure to the required levels.
Because an underlying index may include instruments that trade on a different market than a Bull, the Fund's return may vary from a multiple of the performance of the underlying index because different markets may close before the Exchange opens or may not be open for business on the same calendar days as a Bull Fund. Additionally, due to differences in trading hours, and because the underlying index may be calculated using prices obtained at times other than a Bull Fund's NAV calculation time, a Bull Fund's performance may not correlate to its underlying index.
Each Bull Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transactions costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by each Bull Fund. Each Bull Fund may not have investment exposure to all securities in the underlying index, or its weighting of investment exposure to such stocks or industries may be different from that of the underlying index. In addition, each Bull Fund may invest in securities or financial instruments not included in the
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underlying index. Each Bull Fund may be subject to large movements of assets into and out of each Bull Fund, potentially resulting in a Fund being over- or under-exposed to the underlying index. Activities surrounding periodic index reconstitutions and other index rebalancing events may hinder each Bull Fund’s ability to meet its daily leveraged investment objective. Each Bull Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact each Bull Fund’s correlation to the underlying index.
Daily Inverse Index Correlation/Tracking Risk
Investors will lose money when the underlying index of a Bear rises, which is a result that is the opposite from traditional index funds. There is no guarantee that a Bear Fund will achieve a high degree of inverse correlation to its underlying index and therefore achieve its daily inverse leveraged investment objective. To achieve a high degree of inverse correlation with the underlying index, a Bear Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily inverse leveraged investment objective. A Bear Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by a Bear Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect a Bear Fund’s ability to adjust exposure to the required levels.
Because an underlying index may include instruments that trade on a different market than a Bear Fund, a Bear Fund's return may vary from the inverse of the performance of an underlying index because different markets may close before the Exchange opens or may not be open for business on the same calendar days as a Bear Fund. Additionally, due to differences in trading hours, and because the underlying index may be calculated using prices obtained at times other than a Fund's NAV calculation time, a Fund's performance may not correlate to the its underlying index.
A Bear Fund may not have investment exposure to all securities in its underlying index, or its weighting of investment exposure to such stocks or industries may be different from that of the underlying index. In addition, a Bear Fund may invest in securities or financial instruments not included in the underlying index. A Bear Fund may be subject to large movements of assets into and out of the Bear Fund, potentially resulting in the Bear Fund being over- or under-exposed to its underlying index. In addition, the target amount of portfolio exposure to the underlying index is impacted dynamically by the underlying index’s movement. Because of this, it is unlikely that a Bear Fund will be perfectly exposed to its underlying index at the end of each day. The possibility of a Bear Fund being materially over- or under-exposed to its underlying index increases on days when the underlying index is volatile near the close of the trading day. Activities surrounding periodic underlying index reconstitutions and other underlying index rebalancing or reconstitution events may hinder a Bear Fund’s ability to meet its daily inverse leveraged investment objective.
Other Investment Companies (including ETFs) Risk
By investing in another investment company, including an ETF, a Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders of a Fund’s own operations. As a shareholder, a fund must rely on the other investment company to achieve its investment objective. A Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of a Fund’s investment will not perform as expected, thus affecting a Fund’s performance and its correlation with its underlying index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares potentially may trade at a discount or a premium, which may impact the price at which a Fund purchases, sells or values the other investment company shares which may impact a Fund’s ability to achieve its investment objective. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, depending on the demand in the market, a Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect a Fund’s performance.
Underlying Fund Investment Risk
Certain Bear Funds may invest a portion of their assets in an Underlying Fund, an ETF traded in the secondary market. As a result, the performance of a Fund may be impacted by the performance of the market price of the shares of an Underlying Fund. A Fund’s net asset value is expected to change with a change in the value of an Underlying Fund which is impacted by the value of the Underlying Fund’s investments. An investment in a Fund will entail more fees and expenses. Please also see “Other Investment Companies (including ETFs) Risk” and “Market Price Variance Risk.” Further, to the extent that the Adviser does not waive fees in an amount equal to the fees it earns from a Fund’s investment in the Underlying Fund, the Adviser is subject to a conflict of interest when investing a Fund’s assets in the Underlying Fund as it will earn advisory fees from both the Fund and the Underlying Fund.
Aerospace and Defense Industry Risk
Companies in the aerospace and defense industries can be significantly affected by changes in government regulations and spending policies, economic conditions and industry consolidation. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.
Australian Securities Risk
Securities of issuers located in Australia may be subject to regulatory, political, currency, security, environmental, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent
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on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies, may cause an adverse impact on the Australian economy. Additionally, Australia is located in a part of the world that has historically been prone to natural disasters, such as hurricanes and droughts, and is economically sensitive to environmental events. Any such event may adversely impact the Australian economy, causing an adverse impact on the value of a fund.
Banking Industry Risk
Companies in the banking industry can be significantly affected by extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Banks may also be subject to severe price competition. The regional banking industry is highly competitive and thus, failure to maintain or increase market share may result in regional bank failures or mergers with larger, or multi-national banks.
Biotechnology Industry Risk
Companies in the biotechnology industry invest heavily in research and development which may not lead to commercially successful products. The biotech industry is also subject to significant governmental regulation which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment or expiration of such rights may have adverse financial consequences for these companies. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.
Brazilian Securities Risk
Brazil’s economy is heavily dependent on trading with key partners. Any increase or decrease in the volume of this trading, changes in taxes or tariffs, or variance in political relationships between nations may impact the Brazilian economy in a way that would be adverse to a Fund’s investments. The Brazilian economy has historically been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. Additionally, investments in Brazil may be subject to any positive or adverse effects of the varying nature of its economic landscape with respect to expropriation and/or nationalization of assets; strengthened or lessened restrictions on, and government intervention in, international trade; confiscatory taxation; political instability, including authoritarian and/or military involvement in governmental decision making; and armed conflict and its impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
Canadian Securities Risk
The United States is Canada’s largest trading and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has increased significantly. In 2018, the United States, Mexico, and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces NAFTA. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canadian Parliament for implementation. The adoption of USMCA may have a significant impact on the Canadian economy and, consequently, the value of the securities held by a Fund. The Canadian economy is also dependent upon external trade with other key trading partners, including China and the European Union. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.
Chinese Securities Risks
The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on a Fund. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and may impact a Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on a Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
Chinese Government Risk
The Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In the past, the Chinese government has from time to time
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taken actions that influence the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced inflation or otherwise regulated economic expansion. If such past actions were to continue, they may have significant adverse effects on the economic conditions in China. The Chinese government also strictly regulates the payment of foreign currency-denominated obligations and sets monetary policy, and may introduce new laws and regulations that may impact a Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in Chinese securities could result in a total loss if these companies are re-nationalized or other regulatory actions are taken by the Chinese government. The Chinese securities markets have a limited operating history and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic and regulatory developments in China and other Asian countries and may experience significant losses in such conditions. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility than more developed securities markets.
Chinese Markets Risk
The Chinese securities markets have a limited operating history and are not as developed as those in the United States. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic and regulatory developments in China and other Asian countries and may experience significant losses in such conditions. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, which may result in a Fund’s shares trading at wider bid-ask spreads and/or premiums and discounts to NAV.
Investments in China may also be subject to any positive or adverse effects of the varying nature of its economic landscape with respect to expropriation and/or nationalization of assets, strengthened or lessened restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
Chinese Currency Risk
The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the Chinese government, the United States, foreign governments, central banks or supranational entities, the imposition of current controls of other national or global political or economic developments. The RMB is currently not a freely convertible currency. The Chinese government places strict regulations on RMB and sets the value of RMB to levels dependent on the value of the U.S. Dollar, but the
Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. Dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and may reduce the liquidity of Chinese investments. A Fund’s exposure to Chinese securities and therefore, the RMB, may result in volatility.
Communication Services Sector Risk
The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Telecommunication service providers are often required to obtain licenses or franchises in order to provide services in a given location. Licensing or franchise rights are limited, which may result in an advantage to certain participants. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Companies in media and entertainment industries can be significantly affected by competition, particularly in formulating new products and services using new technologies, and the cyclicality of revenues and earnings. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information or disruptions in services, which would have a material adverse effect on their businesses.
Consumer Discretionary Sector Risk
Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Consumer Goods Sector Risk
Because companies in the consumer goods sector manufacture products, their success is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Additionally, government regulation, including new laws, affecting the permissibility of using various production methods or other
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types of inputs such as materials, may adversely impact companies in the consumer goods sector. Changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors may adversely impact companies in the consumer goods sector.
Consumer Services Industry Risk
The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer service providers.
Consumer Staples Sector Risk
Consumer staples companies are subject to government regulations affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Credit Risk
A Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. The degree of credit risk for a particular security may be reflected in its credit rating. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Debt Instrument Risk
The value of debt instruments may increase or decrease as a result of the following: market fluctuations; changes in interest rates; actual or perceived inability of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments; or illiquidity in debt securities markets. Debt instruments are also impacted by political, regulatory, market and economic developments that impact the market in general and specific economic sectors, industries or segments of the fixed income market. In general, rising interest rates lead to a decline in the value of debt securities and debt securities with longer durations tend to be more sensitive to interest rate changes usually making their prices more volatile than those of securities with shorter durations. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Declining interest rates may lead to prepayment of obligations and cause reduced rates of return due to reinvestment of interest and principal payments at lower interest rates.
Developed Country Investing Risk
Issuers from developed countries may be subject to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on service sectors (e.g., the financial services sector, consumer services, etc.) as the primary means of economic growth. A prolonged slowdown in one or more service sectors is likely to have a negative impact on the economies of certain developed countries. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and may adversely affect certain issuers. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition price fluctuations or certain commodities and regulations impacting the import of commodities may negatively impact developed countries economies.
Emerging Markets Risk
Securities of companies operating in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
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Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Energy Sector Risk
Energy securities include the securities of companies that engage in energy-related businesses, such as oil companies involved in the exploration, production, servicing, drilling and refining processes, and companies primarily involved in the production and mining of coal and other fuels used in the generation of consumable energy. Also included are gas distribution, gas pipeline and related companies. As a result, a Fund is subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand for both their specific products or services and energy products in general. The prices of energy product securities may be affected by changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.
European Economic Risk
The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including: Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.
Financials Sector Risk
Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Gold and Silver Mining Company Risk
A Fund may be concentrated in the gold mining industry and may have significant exposure to assets in the silver mining industry, and would therefore be sensitive to changes in the overall condition of gold- and silver-related companies. Competitive pressures may have a significant effect on the financial condition of gold- and silver-related companies. Also gold- and silver-related companies are highly dependent on the price of gold and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors.
A drop in the price of gold and/or silver bullion would particularly adversely impact the profitability of small- and mid-capitalization gold- and silver-related companies and their ability to secure financing. Furthermore, mining companies that are only in the exploration stage are typically
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unable to adopt specific strategies for controlling the impact of the price of gold or silver on their profits. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect a Fund.
A significant portion of the world’s gold reserves are held by governments, central banks and related institutions. The production, purchase and sale of precious metals by governments or central banks or other larger holders can be negatively affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant adverse impact on the supply and prices of precious metals. Economic, social and political conditions in those countries that are the largest producers of gold may have a direct negative impact on the production and marketing of gold and on sales of central bank holdings.
Some gold, silver and precious metals mining operation companies may hedge their exposure to declines in gold, silver and precious metals by selling forward future production, which may result in lower returns during periods when the prices of gold, silver and precious metals increase. The gold, silver and precious metals industries can be significantly adversely affected by events relating to international political developments, the success of exploration projects, commodity prices, tax and government regulations, changes in inflation or expectations regarding inflation in various countries and investment speculation. If a natural disaster or other event with a significant economic impact occurs in a region which the companies included in the underlying indices operate, such disaster or event could negatively impact the profitability of such companies and, in turn, impact a Fund’s returns. Gold- and silver-related companies may also be significantly adversely impacted by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Healthcare Sector Risk
The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.
High Beta Investing Risk
Beta investing entails investing in securities that are more sensitive to changes in the market, and thus are more volatile based on historical market index data. A Fund may be more volatile since it tracks an underlying index, which is designed to provide exposure to securities that have a higher beta and thus more volatility. Volatile stocks may be subject to sharp swings in value, and may change unpredictably, affecting the value of such equity securities and, consequently, the value of a Fund. Additionally, a Fund’s use of leverage will cause the value of a Fund’s shares to be more volatile than if the Fund did not employ leverage.
Homebuilding Industry Risk
The homebuilding industry includes home builders (including manufacturers of mobile and prefabricated homes), as well as producers, sellers and suppliers of building materials, furnishings and fixtures. Companies within the industry may be significantly affected by the national, regional and local real estate markets, changes in government spending, zoning laws, interest rates and commodity prices. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly impact the purchasing power of potential homebuyers. Certain segments of the homebuilding industry may be significantly affected by environmental cleanup costs and catastrophic events such as earthquakes, hurricanes and terrorist acts. The building industry can be significantly affected by changes in consumer confidence, demographic patterns, housing starts and the level of new and existing home sales.
Hong Kong Securities Risk
As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement and China may change its policies regarding Hong Kong in the future. Any such change may adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a Fund’s portfolio. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation of current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.
Indian Securities Risk
Securities of companies located in India face potential legal, regulatory, political, and economic risks. Political and legal uncertainty, ongoing religious and border disputes within its territory and between India and its neighboring countries, greater government control over the economy, currency
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fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. Indian securities markets are characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility, greater delays and possibility of disruptions in settlement transactions, and less liquidity. The Fund’s investments in securities of issuers located or operating in India also may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India.
Industrials Sector Risk
Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk
The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Interest Rate Risk
Debt securities, and securities that provide exposure to debt securities, have varying levels of sensitivity to changes in interest rates. In addition, a Fund is subject to the risk that interest rates may change and exhibit increased volatility, thus affecting the performance of a Fund. Securities with longer maturities can be more sensitive to interest rate changes. To the extent a Fund’s Index includes a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Index to decline significantly. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting a Fund’s return.
In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate change may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment-grade debt securities.
Internet Company Industry Risk
The market prices of internet securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, evolving industry standards and frequent new product productions. Internet securities also may be affected adversely by changes in consumer and business purchasing patterns and government regulations. These companies may have high market valuations and may appear less attractive to investors, which may cause sharp decreases in their market prices.
Italian Securities Risk
Securities of Italian issuers may face legal, regulatory, political, currency, and economic risk specific to Italy. Italy’s economy is dependent upon external trade with other economies, specifically Germany, France, other Western European developed countries and the United States. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Recently, the Italian economy, along with certain other European economies, has experienced significant volatility and adverse trends due to concerns about economic downturn and rising government debt levels. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the European Union and could potentially lead to default. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating and could decrease outside investment in Italian companies.
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Japanese Securities Risk
The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns.
Latin American Securities Risk
The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government debt defaults and high unemployment rates. Certain Latin American countries have experienced periods of political and economic instability and social unrest in the past. International economic conditions, as well as world prices for oil and other commodities may also influence the development of Latin American economies. These risks, among others, may materially affect the value of a Fund’s investments.
Materials Sector Risk
Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims, and may be adversely affected by depletion of resources, technical progress, labor relations, and governmental regulations. This sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.
Mexican Securities Risk
Mexico’s economy is heavily dependent on trading with key partners, including the United States and certain Latin American countries. As a result, Mexico is dependent on, among other things, the U.S. economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Any increases or decreases in the volume of this trading, changes in taxes or tariffs, or variance in political relationships between those nations may impact the Mexican economy overall. In 2018, the United States, Mexico and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces North American Free Trade Agreement. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canada Parliament for implementation. The adoption of USMCA may have a significant impact on Mexico’s economy and, consequently, the value of the securities held by a Fund.
Mexico has been destabilized by local insurrections, social upheavals, and drug related violence. Recently, Mexico experienced an outbreak of violence due to drug trafficking. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. Recently, Mexican elections have been contentious and have been very closely decided. Changes in political parties or other Mexican political events may affect the economy and cause instability. Historically, Mexico has experienced substantial economic instability from, among other things, economic volatility, high unemployment rates, periods of very high inflation and significant devaluation of the Mexican currency, the peso.
Additionally, investment in Mexico may be subject to any positive or adverse effects of the varying nature of its economic landscape with respect to expropriation and/or nationalization of assets, strengthened or lessened restrictions on, and government intervention in, international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
MLP Risk
Common units of MLPs involve risks that differ from common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs also can be affected by unique fundamentals, including cash flow growth, cash generating power and distribution coverage.
In addition, the value of a Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund would generally be taxed as dividend income. As a result, there could be a material reduction in a Fund’s
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cash flow and there could be a material decrease in its NAV. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities. The value of MLPs that are regulated by the Federal Energy Regulatory Commission (“FERC”) may also be negatively impacted by regulatory action taken by and regulatory requirements of FERC.
Finally, each Fund currently qualifies as, and intends to continue to qualify as, a registered investment company under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1985, as amended (the “IRC”) and as such may not invest more than 25% of its net assets in the securities of MLPs. If the Fund exceeds this limitation, it may no longer qualify under the IRC as a registered investment company and may be subject to taxation as a corporation instead of a registered investment company.
Mining and Metal Industry Risk
Prices of gold, silver or other precious metals, and of gold, silver and other precious metal-related securities, historically have been very volatile. The high volatility of gold, silver and other precious metal prices may adversely affect the financial condition of companies involved with gold, silver and other precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Additionally, producers of gold, silver or other precious metals are often concentrated in a small number of countries or regions. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold, silver and other precious metals and on sales of central bank gold, silver and other precious metals holdings.
Some gold, silver and precious metals mining operation companies may hedge, to varying degrees, their exposure to falls in gold, silver and precious metals prices by selling forward future production. This may limit the company’s ability to benefit from future increases in the price of gold, silver or precious metals, thereby lowering returns to a Fund. Hedging techniques also have their own risk, including the possibility that a mining company or other party will be unable to meet its contractual obligations and potential margin requirements.
Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals. Additionally, increased environmental or labor costs may depress the value of mining and metal investments.
In addition, in many countries, the activities of companies engaged in mining are subject to the policies adopted by government officials and agencies and are subject to national and international political and economic developments. Moreover, political, social and economic conditions in many mining and metals producing countries are somewhat unsettled, which may pose certain risks to a Fund in addition to the risks described in “Emerging Markets Risk” and “Foreign Securities Risk” because the Fund may hold a portion of its assets in securities of issuers in such countries.
Natural Gas Industry Risk
Securities of companies in the natural gas sector face the risk that economic forces affecting natural gas, as well as government policies and regulations affecting the natural gas and related industries, could be materially affected. The profitability of companies engaged in the exploration and production of natural gas may be adversely affected by changes in worldwide energy prices, exploration and production spending, government policies and regulation, economic conditions and world events. Governmental policies affecting companies engaged in the exploration and production of natural gas, such as taxes, tariffs, duties, subsidies and import and export restrictions, can influence industry profitability and the volume and types of imports and exports. Natural gas companies could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations and may have significant capital investments in, or engage in transactions involving emerging market countries, which may heighten these risks. In addition, a Fund’s portfolio companies must comply with a broad range of environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of a Fund’s portfolio companies. Another risk of investing in the natural gas sector is the competitive risk associated with the prices of alternate fuels, such as coal and oil. For example, major natural gas customers often have the ability to switch between the use of coal, oil or natural gas.
Oil and Gas Industry Risk
Securities of companies in the oil and gas exploration and production industries develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or services and for energy products in general. The oil and gas sector is a highly competitive and cyclical industry, with intense price competition. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration products and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, may adversely impact a company’s performance. Oil and gas exploration and production can be significantly affected by natural disasters and adverse weather conditions as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions.
These companies may be at risk for environmental damages claims. Additionally, these companies’ operations are subject to hazards inherent in the oil and gas industry, such as fire,
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explosion, blowouts, loss of well control, oil spills, pipeline and equipment leaks, and ruptures and discharges of toxic and hazardous gases. The revenues of these companies may be negatively affected by contract termination and renegotiation. In this sector, it is customary for contracts to provide for either automatic termination or termination at the option of the customer if the drilling unit is destroyed or lost or if drilling operations are suspended for a specified period of time as a result of events beyond the control of either party or because of equipment breakdowns. Additionally, in periods of depressed market conditions, the customers of oil services companies may not honor the terms of existing contracts and may terminate contracts or seek to renegotiate contract rates and terms to reduce their obligations.
Pharmaceutical Industry Risk
The profitability of securities of companies in the pharmaceutical industry is highly dependent on the development, procurement and marketing of drugs and the development, protection and exploitation of intellectual property rights and other proprietary information. These companies may be significantly affected by the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. Research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant and may not be successful. Many pharmaceutical companies face intense competition from new products and less costly generic products. In addition, the process for obtaining regulatory approval from the U.S. Food and Drug Administration or other governmental regulatory authorities is long and costly and there is no assurance that the necessary approvals will be obtained or maintained by these companies.
Additionally, companies in the pharmaceutical industry may be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. These companies may be adversely affected by government regulation and changes in reimbursement rates from third-party payors, such as Medicare, Medicaid and other government-sponsored programs, private health insurance plans and health maintenance organizations. The ability of pharmaceutical companies to commercialize current and any future products also depends in part on the extent reimbursement for the cost of such products and related treatments are available from these third party payors. A pharmaceutical company’s valuation may also be affected if one of its products proves to be unsafe, ineffective or unprofitable. The stock prices of companies in this sector have been, and will likely continue to be, volatile.
The profitability of these companies may be dependent on a relatively limited number of products. Additionally, their products can become obsolete due to industry innovation, changes in technologies or other market developments.
Real Estate Sector Risk
Commercial and residential real estate companies are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rent, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
Retail Industry Risk
Securities of companies in the retail industry can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the retailing industry is highly competitive and a company’s success can be tied to its ability to anticipate changing consumer tastes.
Robotics & Artificial Intelligence Company Risk
Robotics and artificial intelligence companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Robotics and artificial intelligence companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Robotics and artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.
Russian Securities Risk
Securities of companies in Russia face heightened risks including, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
The securities markets of Russia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Russia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Additionally, certain investments in Russia may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil.
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Moreover, trading on securities markets in Russia may be suspended altogether.
The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries.
The value of the Russian Ruble may be subject to a high degree of fluctuation. A Fund’s assets will be invested primarily in equity securities of Russian issuers and the income received by a Fund will be principally in Russian Rubles. A Fund’s exposure to the Russian Ruble and changes in value of the Russian Ruble versus the U.S. Dollar may result in reduced returns to a Fund. Moreover, a Fund may incur costs in connection with conversions between U.S. Dollars and the Russian Ruble. In addition, the current economic turmoil in Russia and the effects on the current global economic crisis on the Russian economy may have significant adverse effects on the Russian Ruble.
As a result of continued political tensions and armed conflicts, including the conflict between Ukraine and Russia, the United States and the European Union have imposed sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s portfolio and may impair a Fund’s ability to achieve its investment objective. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting a Fund from buying, selling or otherwise transacting in these investments. Russia has undertaken and may undertake additional countermeasures or retaliatory actions which may further impair the value and liquidity of Russian securities and potentially disrupt a Fund’s operations.
Despite recent reform and privatization, the Russian government continues to control a large share of economic activity in the region. The Russian government owns shares in corporations in a range of sectors including banking, energy production and distribution, automotive, transportation and telecommunications. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy.
Semiconductor Industry Risk
Securities of companies in the semiconductor industry may be affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in the semiconductor sector of the market to decrease. Specific risks faced by companies in the semiconductor industry include, but are not limited to: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.
South Korean Securities Risk
South Korea’s economy is heavily dependent on trading with key partners. Any increases or decreases in the volume of this trading, changes in taxes or tariffs, or variance in political relationships between nations may impact the South Korean economy overall in a way that would be adverse to a Fund’s investments. Specifically, economic or political developments with respect to South Korea’s neighboring nations may influence the performance of any investments made within South Korea. Potential hostilities with North Korea may have an adverse effect on the South Korean economy.
Technology Sector Risk
The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. Further, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings.
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Transportation Industry Risk
The transportation industry may be adversely affected by economic changes, increases in fuel and operating costs, labor relations and insurance costs. Transportation companies may also be subject to significant government regulation and oversight, which may adversely affect their businesses.
Turkish Securities Risk
There are legal, regulatory, political, currency, security and economic risks specific to Turkey. Among other things, the Turkish economy is heavily dependent on relationships with certain key trading partners, including European Union countries, China and Russia, and changes in the price or demand for Turkish exports may have an adverse impact on the Turkish economy. The Turkish economy has certain other significant economic weaknesses, such as its relatively high current account deficit, which may contribute to prolonged periods of recession or lower Turkey’s sovereign debt rating. Turkey has historically experienced acts of terrorism and strained relations related to border disputes and other geopolitical events with certain neighboring countries. Turkey may be subject to considerable social and political instability, in part due to the influence asserted by its military over the national government. Unanticipated or sudden political or social developments may cause uncertainty in the Turkish stock or currency market and, as a result, adversely affect a Fund’s investments.
U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline. On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from a AAA rating to a AA+ rating. A further downgrade of the ratings of U.S. government debt obligations could result in higher interest rates for individual and corporate borrowers, cause disruptions in bond markets and have a substantial negative effect on the U.S. economy.
Utilities Sector Risk
Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utilities are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete which may negatively impact profitability.
Utility companies may be adversely affected by increases in fuel and other operating costs, high costs of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Additionally, these companies may be subject to risks related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Large-Capitalization Company Risk
Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk
Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Mid-Capitalization Company Risk
Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more-established companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are
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dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk
Small- and/or mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, there will normally be less publicly available information concerning these securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund, resulting in more volatile performance. They also face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Currency Exchange Rate Risk
Changes in foreign currency exchange rates will affect the value of a Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If a Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on a Fund’s NAV.
Depositary Receipt Risk
To the extent a Fund invests in, or has exposure to, foreign companies, investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.
Foreign Securities Risk
Foreign instruments may involve greater risks than domestic instruments. As a result, a Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates, interest rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the United States, and there may be less public information available about foreign companies.
Foreign securities may involve additional risk, including, greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trade patterns, trade barriers, and other protectionists or retaliatory measures.
Geographic Concentration Risk
Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, a Fund may be more volatile than a more geographically diversified fund.
International Closed-Market Trading Risk
Because a Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current value of an underlying investment and last sale pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.
Adverse Market Conditions Risk
The investment objective of each Fund is to provide performance that correlates to the leveraged performance or the leveraged inverse performance of an underlying index. A Fund’s performance will suffer when market conditions are adverse to the Fund’s investment objective. For example, if a Bear Fund’s underlying index rises on a given day, then a Bear Fund’s performance should decline. Conversely, if a Bear Fund’s underlying index falls on a given day, then a Bear Fund’s performance should rise. If a Bull Fund's
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underlying index rises on a given day, then a Bull Fund's performance should rise. Conversely, if a Bull Fund's underlying index falls on a given day, then a Bull Fund's performance should also fall.
In addition, because each Fund is leveraged to provide returns equal to 300% or -300%, respectively, of its underlying index, a minor adverse index move should be expected to have a substantial adverse effect on the Fund.
Adviser’s Investment Strategy Risk
The Adviser utilizes a quantitative methodology to select investments for each Fund. Although this methodology is designed to correlate each Bull Fund's daily performance with 300% of the daily performance of its underlying index and each Bear Fund's daily performance with -300% of the daily performance of its underlying index, there is no assurance that such methodology will be successful and will enable a Fund to achieve its investment objective.
Commodity Pool Registration Risk
Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission (“CFTC”), the Funds are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator and will manage the Funds in accordance with CFTC rules as well as the rules that apply to registered investment companies, which includes registering the Funds as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Funds.
Cybersecurity Risk
The increased use of technologies, such as the internet, to conduct business increases the operational, information security and related “cyber” risks both directly to a Fund and through its service providers. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers. Unlike many other types of risks faced by a Fund, these risks typically are not covered by insurance. Cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents may include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, causing physical damage to computer or network systems, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Failures or breaches of the electronic systems of a Fund, a Fund’s advisor, distributor, other service providers, counterparties, securities trading venues, or the issuers of securities in which a Fund invests have the ability to cause disruptions and negatively impact a Fund’s business operations, potentially resulting in financial losses to a Fund and its shareholders. Cyber attacks may also interfere with the Fund’s calculation of its NAV, result in the submission of erroneous trades or erroneous creation or redemption orders, and could lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. While a Fund has established business continuity plans, there are inherent limitations in such plans, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, a Fund cannot control the cyber security plans and systems of a Fund’s service providers or issuers of securities in which a Fund invests.
Early Close/Trading Halt Risk
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. For example, there is a risk that sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading at an increasingly large discount to NAV during part of, or all of, the trading day. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Equity Securities Risk
Publicly-issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.
Gain Limitation Risk
Rafferty will attempt to position each Fund’s portfolio to ensure that a Fund does not gain or lose more than 90% of its NAV on a given day. As a consequence, a Fund’s portfolio should not be responsive to underlying index movements of more than 30% in a given day. For example, for a Bull Fund, if its underlying index were to gain 35%, its gains should be limited to a daily gain of 30% (i.e. 300% of 30) rather than 105% (i.e. is 300% of 35%).
High Portfolio Turnover Risk
Daily rebalancing of a Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of a Fund’s shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). A Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of a Fund’s trading. As such, if a Fund’s
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extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk
Some securities held by a Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If a Fund is forced to sell an illiquid security at an unfavorable time or price, a Fund may incur a loss. Certain market conditions may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid.
Market illiquidity may cause losses for certain Funds. For these Funds, to the extent that a Fund's underlying index moves adversely, a Fund may be one of many market participants that are attempting to transact in the securities of an underlying index or correlated instruments. Under such circumstances, the market for investments of the underlying index may lack sufficient liquidity for all market participants' trades. Therefore, a Fund may have more difficulty transacting in securities of the underlying index or correlated investments such as financial instruments and a Fund's transactions could exacerbate the price change of the securities of the underlying index. Additionally, because a Fund is leveraged, a minor adverse change in the value of underlying index should be expected to have a substantial adverse impact on a Fund.
Money Market Instrument Risk
Money market instruments, including money market funds, depositary accounts and repurchase agreements may be used for cash management purposes. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may also be subject to credit risks associated with the instruments in which they invest. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Non-Diversification Risk
A Fund invests a high percentage of its assets in a limited number of securities. A Fund’s NAV and total return may fluctuate more, or fall greater, in times of weaker markets than a diversified mutual fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains or losses on a single investment may have a greater impact on a Fund’s NAV and may make a Fund more volatile than more diversified funds.
Regulatory Risk
Additional legislative or regulatory changes could occur that may materially and adversely affect each Fund. For example, the regulator for the Funds has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of a Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for a Fund.
Securities Lending Risk
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for a Fund. In the event of a large redemption while a Fund has loaned portfolio securities, a Fund may suffer losses (e.g. overdraft fees) if it is unable to recall the securities on loan in time to fulfill the redemption.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. A Fund may have a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or investments that have lower trading volumes.
Market Price Variance Risk. Shares of a Fund that are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at NAV. The market prices of Shares will fluctuate in response to changes in the value of a Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than NAV (a premium) or less than NAV (a discount). There may be times when the market price and the NAV vary significantly and a shareholder may trade shares at a premium or a discount to a Fund’s NAV. A Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a Fund at NAV. There is no
719	Direxion Shares ETF Trust Prospectus

guarantee that an active secondary market will develop for Shares of a Fund. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade a Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen and a Fund’s Shares may possibly be subject to trading halts and/or delisting.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the Exchange or markets. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange.
A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from a Fund whose Shares you own. Typically, you will receive other services (e.g., average basis information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new
Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, as amended (“1940 Act”) each Fund is a registered investment company, and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of each Fund. Provided, generally, that a Fund’s investments comply with Section 12(d)(1)(A), registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions, including that such investment companies enter into an agreement with a Fund.
The Trust and the Funds have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing Shares of a Fund in amounts that would cause it to exceed the restrictions under Section 12(d)(1) should contact the Trust.
A Precautionary Note Regarding Unusual Circumstances. The Trust can postpone payment of redemption proceeds for any period during which (1) the Exchange is closed other than customary weekend and holiday closings, (2) trading on the Exchange is restricted, as determined by the SEC, (3) any emergency circumstances exist, as determined by the SEC, or (4) the SEC by order permits for the protection of shareholders of a Fund.
Direxion Shares ETF Trust Prospectus	720

About Your Investment
Share Price of the Funds
A fund’s share price is known as its NAV. Each Fund’s share price (other than the Fixed Income Funds) is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. Because a Fund is exchange traded, the price an individual shareholder will buy or sell Fund shares at will be based on the market price determined by the secondary market, which may be higher or lower than the NAV of a Fund.
Each Fixed Income Fund also calculates its NAV as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time each Business Day. However, on days that the bond markets close all day, which currently includes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (a “Bond Market Holiday”), the Fixed Income Funds do not calculate their NAVs, even if the NYSE is open for business. On such days, orders for purchase or redemption will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday. Similarly, on days that the bond markets close early but the NYSE does not (usually at 2 p.m. Eastern Time, and which currently include the Friday before Memorial Day and New Year’s Eve), the Fixed Income Funds treat the portion of the day that the bond markets are closed as a Bond Market Holiday and calculates their NAVs as of the recommended closing time for the bond markets, which may be before 4:00 p.m. Eastern Time, subject to the discretion of the Adviser. In such instances, orders for purchase or redemption that are received prior to the close of bond markets will receive the NAV calculated at the time of the bond markets closure, whereas orders for purchase or redemption that are received thereafter will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
Share price is calculated by dividing a Fund’s net assets by its shares outstanding. In calculating its NAV, each Fund generally values its assets on the basis of market quotations, the last sale or settlement prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day NAV is calculated. If such information is not available for a security held by a Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at fair value estimates by the Adviser under guidelines established by the Board of Trustees. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency. Each Fund also relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in a Fund’s portfolio. The pricing service, its methodology or the threshold may change from time to time. Debt obligations with maturities of 60 days or less are valued at amortized cost.
Fair Value Pricing. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds' pricing service does not provide a valuation for such securities, the Funds' pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since closing prices were established, but before the time as of which a Fund calculates its NAV. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures and will use that market value in the next calculation of NAV.
721	Direxion Shares ETF Trust Prospectus

Rule 12b-1 Fees
The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund may pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No 12b-1 fees are currently authorized to be paid by a Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Frequent Purchases and Redemptions. Rafferty expects a significant portion of the Funds' assets to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (“Authorized Participant Agreement”) with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, each Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses. Transaction fees are imposed as set forth in the table in the SAI.
How to Buy and Sell Shares
Each Fund issues and redeems Shares only in large blocks of 50,000 Shares, called “Creation Units.”
Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Individual Shares of each Fund, once listed for trading on the Exchange, can be bought and sold throughout the trading day like other publicly traded securities. The Funds do not require any minimum investment in such secondary market transactions.
When buying or selling Shares through a broker, investors may incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offer prices in the secondary market. In addition, because secondary market transactions occur at market prices, investors may pay more than NAV when buying Shares, and receive less than NAV when selling Shares.
The Adviser may pay brokers and other financial intermediaries for educational training programs, the development of technology platforms and reporting systems or other administrative services related to a Fund. Ask your salesperson or visit your financial intermediary’s website for more information.
The Funds’ Exchange trading symbols are as follows:
Fund	Symbol
Direxion Daily Mid Cap Bull 3X Shares	MIDU
Direxion Daily Mid Cap Bear 3X Shares	MIDZ
Direxion Daily S&P 500® Bull 3X Shares	SPXL
Direxion Daily S&P 500® Bear 3X Shares	SPXS
Direxion Daily Dow 30 Bull 3X Shares
Direxion Daily Dow 30 Bear 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares	HIBL
Direxion Daily S&P 500® High Beta Bear 3X Shares	HIBS
Direxion Daily Small Cap Bull 3X Shares	TNA
Direxion Daily Small Cap Bear 3X Shares	TZA
Direxion Daily MSCI Brazil Bull 3X Shares	BRZU
Direxion Daily MSCI Brazil Bear 3X Shares
Direxion Daily MSCI Canada Bull 3X Shares
Direxion Daily MSCI Canada Bear 3X Shares
Direxion Shares ETF Trust Prospectus	722

Fund	Symbol
Direxion Daily FTSE China Bull 3X Shares	YINN
Direxion Daily FTSE China Bear 3X Shares	YANG
Direxion Daily MSCI Developed Markets Bull 3X Shares	DZK
Direxion Daily MSCI Developed Markets Bear 3X Shares	DPK
Direxion Daily MSCI Emerging Markets Bull 3X Shares	EDC
Direxion Daily MSCI Emerging Markets Bear 3X Shares	EDZ
Direxion Daily FTSE Europe Bull 3X Shares	EURL
Direxion Daily MSCI India Bull 3X Shares	INDL
Direxion Daily MSCI India Bear 3X Shares
Direxion Daily MSCI Italy Bull 3X Shares
Direxion Daily MSCI Italy Bear 3X Shares
Direxion Daily MSCI Japan Bull 3X Shares	JPNL
Direxion Daily Latin America Bull 3X Shares	LBJ
Direxion Daily MSCI Mexico Bull 3X Shares	MEXX
Direxion Daily MSCI Mexico Bear 3X Shares
Direxion Daily Russia Bull 3X Shares	RUSL
Direxion Daily Russia Bear 3X Shares	RUSS
Direxion Daily MSCI South Korea Bull 3X Shares	KORU
Direxion Daily MSCI South Korea Bear 3X Shares
Direxion Daily MSCI Turkey Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares	DFEN
Direxion Daily Aerospace & Defense Bear 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	LABU
Direxion Daily S&P Biotech Bear 3X Shares	LABD
Direxion Daily Communication Services Index Bull 3X Shares	TAWK
Direxion Daily Communication Services Index Bear 3X Shares	MUTE
Direxion Daily Consumer Discretionary Bull 3X Shares	WANT
Direxion Daily Consumer Discretionary Bear 3X Shares	PASS
Direxion Daily Consumer Staples Bull 3X Shares	NEED
Direxion Daily Consumer Staples Bear 3X Shares	LACK
Direxion Daily Energy Bull 3X Shares	ERX
Direxion Daily Energy Bear 3X Shares	ERY
Direxion Daily Financial Bull 3X Shares	FAS
Direxion Daily Financial Bear 3X Shares	FAZ
Direxion Daily Gold Miners Index Bull 3X Shares	NUGT
Direxion Daily Gold Miners Index Bear 3X Shares	DUST
Direxion Daily Healthcare Bull 3X Shares	CURE
Direxion Daily Homebuilders & Supplies Bull 3X Shares	NAIL
Direxion Daily Homebuilders & Supplies Bear 3X Shares
Direxion Daily Industrials Bull 3X Shares	DUSL
Direxion Daily Industrials Bear 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	WEBL
Direxion Daily Dow Jones Internet Bear 3X Shares	WEBS
Direxion Daily Junior Gold Miners Index Bull 3X Shares	JNUG
Direxion Daily Junior Gold Miners Index Bear 3X Shares	JDST
Direxion Daily Metals & Mining Bull 3X Shares
Direxion Daily Metals & Mining Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares	GASL
Direxion Daily Natural Gas Related Bear 3X Shares	GASX
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	GUSH
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	DRIP
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	PILL
Direxion Daily Pharmaceutical & Medical Bear 3X Shares
723	Direxion Shares ETF Trust Prospectus

Fund	Symbol
Direxion Daily MSCI Real Estate Bull 3X Shares	DRN
Direxion Daily MSCI Real Estate Bear 3X Shares	DRV
Direxion Daily Regional Banks Bull 3X Shares	DPST
Direxion Daily Regional Banks Bear 3X Shares	WDRW
Direxion Daily Retail Bull 3X Shares	RETL
Direxion Daily Retail Bear 3X Shares
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	UBOT
Direxion Daily Semiconductor Bull 3X Shares	SOXL
Direxion Daily Semiconductor Bear 3X Shares	SOXS
Direxion Daily Technology Bull 3X Shares	TECL
Direxion Daily Technology Bear 3X Shares	TECS
Direxion Daily Transportation Bull 3X Shares	TPOR
Direxion Daily Transportation Bear 3X Shares
Direxion Daily Utilities Bull 3X Shares	UTSL
Direxion Daily Utilities Bear 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	TYD
Direxion Daily 7-10 Year Treasury Bear 3X Shares	TYO
Direxion Daily 20+ Year Treasury Bull 3X Shares	TMF
Direxion Daily 20+ Year Treasury Bear 3X Shares	TMV
Share prices are reported in dollars and cents per Share. For information about acquiring or selling Shares through a secondary market purchase, please contact your broker.
Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” through your brokerage account.
Management of the Funds
Rafferty provides investment management services to the Funds. Rafferty has been managing investment companies since 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of October 31, 2019, the Adviser had approximately $13.7 billion in assets under management.
Pursuant to an Investment Advisory Agreement between the Trust and Rafferty, each Fund pays Rafferty a fee at an annualized advisory fee rate based on a percentage of each Fund's average daily net assets of 0.75%.
Rafferty has entered into a contractual Advisory Fee Waiver Agreement for each of the Funds that reduces the annualized advisory fee rate based on its average daily net assets, as follows: 0.75% of the first $1.5 billion of average daily net assets of a Fund; 0.70% of the average daily net assets of a Fund over $1.5 billion to $2 billion; 0.65% of the average daily net assets of a Fund over $2 billion to $2.5 billion; 0.60% of the average daily net assets of a Fund over $2.5 billion to $3 billion; 0.55% of the average daily net assets of a Fund over $3 billion to $3.5 billion; 0.50% of the average daily net assets of a Fund over $3.5 billion to $4 billion; 0.45% of the average daily net assets of a Fund over $4 billion to $4.5 billion; and 0.40% of the average daily net assets of a Fund over $4.5 billion. There is no guarantee that the Advisory Fee Waiver Agreement will continue after September 1, 2021. This contractual fee waiver may be terminated at any time by the Board of Trustees.
For the fiscal year ended October 31, 2019, the Adviser received net management fees as a percentage of average daily net assets from each Fund as follows:
Fund	Percentage
Direxion Daily Mid Cap Bull 3X Shares	0.71%
Direxion Daily Mid Cap Bear 3X Shares	0.15%
Direxion Daily S&P 500® Bull 3X Shares	0.75%
Direxion Daily S&P 500® Bear 3X Shares	0.75%
Direxion Shares ETF Trust Prospectus	724

Fund	Percentage
Direxion Daily Small Cap Bull 3X Shares	0.75%
Direxion Daily Small Cap Bear 3X Shares	0.75%
Direxion Daily MSCI Brazil Bull 3X Shares	0.75%
Direxion Daily FTSE China Bull 3X Shares	0.73%
Direxion Daily FTSE China Bear 3X Shares	0.71%
Direxion Daily MSCI Developed Markets Bull 3X Shares	0.37%
Direxion Daily MSCI Developed Markets Bear 3X Shares	0.00%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	0.73%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	0.69%
Direxion Daily FTSE Europe Bull 3X Shares	0.73%
Direxion Daily MSCI India Bull 3X Shares	0.75%
Direxion Daily MSCI Japan Bull 3X Shares	0.37%
Direxion Daily Latin America Bull 3X Shares	0.57%
Direxion Daily MSCI Mexico Bull 3X Shares	0.60%
Direxion Daily Russia Bull 3X Shares	0.75%
Direxion Daily Russia Bear 3X Shares	0.69%
Direxion Daily MSCI South Korea Bull 3X Shares	0.69%
Direxion Daily Aerospace & Defense Bull 3X Shares	0.71%
Direxion Daily S&P Biotech Bull 3X Shares	0.75%
Direxion Daily S&P Biotech Bear 3X Shares	0.73%
Direxion Daily Communication Services Index Bull 3X Shares	0.00%
Direxion Daily Communication Services Index Bear 3X Shares	0.00%
Direxion Daily Consumer Discretionary Bull 3X Shares	0.00%
Direxion Daily Consumer Discretionary Bear 3X Shares	0.00%
Direxion Daily Consumer Staples Bull 3X Shares	0.00%
Direxion Daily Consumer Staples Bear 3X Shares	0.00%
Direxion Daily Energy Bull 3X Shares	0.74%
Direxion Daily Energy Bear 3X Shares	0.67%
Direxion Daily Financial Bull 3X Shares	0.74%
Direxion Daily Financial Bear 3X Shares	0.74%
Direxion Daily Gold Miners Index Bull 3X Shares	0.75%
Direxion Daily Gold Miners Index Bear 3X Shares	0.75%
Direxion Daily Healthcare Bull 3X Shares	0.74%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	0.70%
Direxion Daily Industrials Bull 3X Shares	0.00%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	0.75%
Direxion Daily Natural Gas Related Bull 3X Shares	0.69%
Direxion Daily Natural Gas Related Bear 3X Shares	0.34%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	0.74%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	0.69%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	0.29%
Direxion Daily MSCI Real Estate Bull 3X Shares	0.67%
Direxion Daily MSCI Real Estate Bear 3X Shares	0.44%
Direxion Daily Regional Banks Bull 3X Shares	0.67%
Direxion Daily Regional Banks Bear 3X Shares	0.00%
Direxion Daily Retail Bull 3X Shares	0.60%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	0.61%
Direxion Daily Semiconductor Bull 3X Shares	0.75%
Direxion Daily Semiconductor Bear 3X Shares	0.75%
Direxion Daily Technology Bull 3X Shares	0.75%
Direxion Daily Technology Bear 3X Shares	0.70%
Direxion Daily Transportation Bull 3X Shares	0.17%
Direxion Daily Utilities Bull 3X Shares	0.21%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.52%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.54%
725	Direxion Shares ETF Trust Prospectus

Fund	Percentage
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.75%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.75%
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Funds is included in the Funds' Annual Report for the period ended October 31, 2019.
Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse each Fund for Other Expenses through September 1, 2021, to the extent that a Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. Solely at Rafferty’s option and discretion, Rafferty may pay, reimburse or otherwise assume one or more of the excluded expenses, in which case such expense will be subject to reimbursement by Rafferty in accordance with the Operating Expense Limitation Agreement. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”). An investment trading team of Rafferty employees assists the Portfolio Managers in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.
The Funds' Statement of Additional Information ("SAI") provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of securities in the Funds.
Portfolio Holdings
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.
other service providers
Foreside Fund Services, LLC (“Distributor”) serves as the Funds' distributor. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Funds' administrator. Bank of New York Mellon (“BNYM”) serves as the Funds' transfer agent, fund accountant, custodian and index receipt agent. The Distributor is not affiliated with Rafferty, USBFS, or BNYM.
Distributions
Fund Distributions. Each Fund pays out dividends from its net investment income, and distributes any net capital gains, if any, to its shareholders at least annually. Each Fund is authorized to declare and pay capital gain distributions in additional Shares or in cash. A Fund may have extremely high portfolio turnover, which may cause it to generate significant amounts of taxable income. Each Fund will generally need to distribute net short-term capital gain to satisfy certain tax requirements. As a result of the Funds' high portfolio turnover, they could need to make larger and/or more frequent distributions than traditional ETFs.
Dividend Reinvestment Service. Brokers may make the DTC book-entry dividend reinvestment service (“Reinvestment Service”) available to their customers who are shareholders of a Fund. If the Reinvestment Service is used with respect to a Fund,
Direxion Shares ETF Trust Prospectus	726

its distributions of both net income and capital gains will automatically be reinvested in additional and fractional Shares thereof purchased in the secondary market. Without the Reinvestment Service, investors will receive Fund distributions in cash, except as noted above under “Fund Distributions.” To determine whether the Reinvestment Service is available and whether there is a commission or other charge for using the service, consult your broker. Fund shareholders should be aware that brokers may require them to adhere to specific procedures and timetables to use the Reinvestment Service.
Taxes
As with any investment, you should consider the tax consequences of buying, holding, and disposing of Shares. The tax information in this Prospectus is only a general summary of some important federal tax considerations generally affecting a Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to an investment in Shares.
Fund distributions to you and your sale of your Shares will have tax consequences to you unless you hold your Shares through a tax-exempt entity or tax-deferred retirement arrangement, such as an individual retirement account (“IRA”) or 401(k) plan.
Each Fund intends to qualify, or continue to qualify, each taxable year for taxation as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of income dividends or capital gain distributions.
Taxes on Distributions. Dividends from a Fund’s investment company taxable income – generally, the sum of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid – will be taxable to you as ordinary income to the extent of its earnings and profits, whether they are paid in cash or reinvested in additional Shares. However, dividends a Fund pays to you that are attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be taxed to you, if you are an individual, trust, or estate and satisfy those restrictions with respect to your Shares, for federal income tax purposes, at the rates of 15% or 20% for such shareholders with taxable income exceeding certain thresholds (which will be indexed for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations – subject to similar restrictions; however, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. No Fund expects to earn a significant amount of income that would qualify for those maximum rates or that deduction.
Distributions of a Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that it recognizes on sales or exchanges of capital assets (“capital gain distributions”), if any, will be taxable to you as long-term capital gains, at the maximum rates mentioned above if you are an individual, trust, or estate, regardless of your holding period for the Shares on which the distributions are paid and regardless of whether they are paid in cash or reinvested in additional Shares. A Fund’s capital gain distributions may vary considerably from one year to the next as a result of its investment activities and cash flows and the performance of the markets in which it invests. No Fund expects to earn a significant amount of net capital gain.
Distributions in excess of a Fund’s current and accumulated earnings and profits, if any, first will reduce your adjusted tax basis in your Shares in the Fund and, after that basis is reduced to zero, will constitute capital gain. That capital gain will be long-term capital gain, and thus will be taxed at the maximum rates mentioned above if you are an individual, trust, or estate if the distributions are attributable to Shares you held for more than one year.
Investors should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Shares shortly before the record date therefor, they will pay full price for the Shares and receive some part of the purchase price back as a taxable distribution even though it represents a partial return of invested capital.
In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.
Because of the possibility of high portfolio turnover, the Funds may generate significant amounts of taxable income. Accordingly, the Funds may need to make larger and/or more frequent distributions than traditional unleveraged ETFs. A substantial portion of that income typically will be short-term capital gain, which will generally be treated as ordinary income when distributed to shareholders.
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Fund distributions to tax-deferred or qualified plans, such as an IRA, retirement plan or pension plan, generally will not be taxable. However, distributions from such plans will be taxable to the individual participant notwithstanding the character of the income earned by the qualified plan. Please consult a tax adviser for a more complete explanation of the federal, state, local and foreign tax consequences of investing in a Fund through such a plan.
Taxes When Shares are Sold. Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year, taxable at the maximum rates (15% or 20%) mentioned above if you are an individual, trust, or estate; otherwise, the gain will be treated as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of capital gain distributions, if any, received with respect to those Shares. In addition, all or a portion of any loss recognized on a sale or exchange of Shares of a Fund will be disallowed to the extent other Shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of the sale or exchange; in that event, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.
Holders of Creation Units. A person who purchases Shares of a Bull Fund by exchanging securities for a Creation Unit generally will recognize capital gain or loss equal to the difference between the market value of the Creation Unit and the person’s aggregate basis in the exchanged securities, adjusted for any Balancing Amount paid or received. A shareholder who redeems a Creation Unit generally will recognize gain or loss to the same extent and in the same manner as described in the immediately preceding paragraph.
Miscellaneous. Backup Withholding. A Fund must withhold and remit to the U.S. Treasury 24% of dividends and capital gain distributions otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the social security or other taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
Additional Tax. An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays and net gains realized on the sale or redemption of Shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Basis Determination. A shareholder who wants to use the average basis method for determining basis in Shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different IRS-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Fund shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.
You may also be subject to state and local taxes on Fund distributions and dispositions of Shares.
Non-U.S. Shareholders. “A “non-U.S. shareholder” is an investor that, for federal tax purposes, is a nonresident alien individual, a foreign corporation or a foreign estate or trust. Except where discussed otherwise, the following disclosure assumes that a non-U.S. shareholder’s ownership of Shares is not effectively connected with a trade or business conducted by such non-U.S. shareholder in the United States and does not address non-U.S. shareholders who are present in the United States for 183 days or more during the taxable year. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Withholding. Dividends paid by a Fund to non-U.S. shareholders will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income (other than “qualified interest income” or “qualified short-term capital gains,” as described below). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation’s earnings and profits attributable to such dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. See the discussion of backup withholding under “Miscellaneous” above.
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Exemptions from Withholding. In general, federal income tax will not apply to gain realized on the sale or other disposition of Shares or to any Fund distributions reported as capital gain dividends, short-term capital gain dividends, or interest-related dividends.
“ Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” a Fund realizes (generally, the excess of a Fund’s net short-term capital gain over long-term capital loss for a taxable year, computed with certain adjustments). “Interest-related dividends” are dividends that are attributable to “qualified net interest income” from U.S. sources. Depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as short-term capital gain dividends and interest-related dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for the exemption, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as a short-term capital gain dividend or an interest-related dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. As discussed more fully in the Funds' SAI under “Taxes,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. Non-U.S. shareholders should consult their own tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
More information about taxes is available in the Funds' SAI.
Additional Information
The Trust enters into contractual arrangements with various parties, which may include, among others, the Funds' investment adviser, custodian, and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index Licensors
Dow Jones Indices. Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Homebuilder & Supplies Bear 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Aerospace & Defense Bear 3X Shares, Direxion Daily Dow 30 Bull 3X Shares, Direxion Daily Dow 30 Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Transportation Bear 3X Shares, Direxion Daily Dow Jones Internet Bull 3X Shares, and the Direxion Daily Dow Jones Internet Bear 3X Shares is a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”), and has been licensed for use. “Dow Jones®” and the Dow Jones U.S. Select Home Construction Index, Dow Jones U.S. Select Aerospace & Defense Index, Dow Jones Transportation AverageTM, and the Dow Jones Internet Composite Index are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been sublicensed for use for certain purposes by Direxion Shares ETF Trust. Direxion Shares ETF Trust’s Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Homebuilder & Supplies Bear 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Aerospace & Defense Bear 3X Shares, Direxion Daily Dow 30 Bull 3X Shares, Direxion Daily Dow 30 Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Transportation Bear 3X Shares, Direxion Daily Dow Jones Internet Bull 3X Shares, and the Direxion Daily Dow Jones Internet Bear 3X Shares, based on the Dow Jones Index, are not sponsored, endorsed, sold or promoted by CME Indexes, Dow Jones or their respective affiliates, and CME Indexes, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in such products.
FTSE/Russell Indices. FTSE International Limited (“FTSE”) is an independent company whose sole business is the creation and management of indexes and associated data services. FTSE calculates more than 60,000 indexes daily, including more
729	Direxion Shares ETF Trust Prospectus

than 600 real-time indexes. “FTSETM” is a trademark owned by the London Stock Exchange Group companies (“LSEG”) and is used by FTSE under license. FTSE is not affiliated with the Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares and the Direxion Daily FTSE Europe Bull 3X Shares, the Adviser, the Distributor or any of their respective affiliates. The Adviser has entered into a license agreement with FTSE to use the FTSE China 50 Index and the FTSE Developed Europe Index (the “FTSE Indices”). FTSE has no obligation to continue to provide the FTSE Indices to the Funds beyond the term of the license agreement. The Funds are not in any way sponsored, endorsed, sold or promoted by FTSE or by LSEG (together the “Licensor Parties”) and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE Indices and/or the figure at which the said FTSE Index stands at any particular time on any particular day or otherwise. The Licensor Parties make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of trading in the Funds. The FTSE Indices are compiled and calculated by FTSE. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Indices and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. FTSE®, FT-SE®, Footsie®, FTSE4Good® and techMARK® are trademarks of the Exchange and FT and are used by FTSE under license. All-World®, All-Share® and All-Small® are trademarks of FTSE.
Indxx Indices. “Indxx” is a service mark of Indxx and has been licensed for use for certain purposes by the Adviser. The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares (the “Indxx Funds”) are not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the Indxx Funds or any member of the public regarding the advisability of investing in securities generally or in the Indxx Funds particularly. Indxx has no obligation to take the needs of the Adviser or the shareholders of the Indxx Funds into consideration in determining, composing or calculating the Indxx Global Robotics and Artificial Intelligence Thematic Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the Indxx Fund shares to be issued or in the determination or calculation of the equation by which the Indxx Fund shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Indxx Funds.
Interactive Data Pricing and Reference Data, LLC. The ICE U.S. Treasury 7-10 Year Bond Index and the ICE U.S. Treasury 20+ Year Bond Index (the “ICE Indexes”) are a service mark of Interactive Data Pricing and Reference Data, LLC or its affiliates ("Interactive Data'') and have been licensed for use by Rafferty in connection with the Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 20+ Year Treasury Bear 3X Shares (the “Financial Products”). Neither Rafferty nor the Financial Products are sponsored, endorsed, sold or promoted by Interactive Data. Interactive Data makes no representations or warranties regarding Rafferty or the Financial Products or the ability of the Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 20+ Year Treasury Bear 3X Shares to track the applicable Index.
VENDOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL VENDOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
ISE Index. The Direxion Daily Natural Gas Related Bull 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares are not sponsored endorsed, sold or promoted by Licensor. Licensor makes no representation or warranty, express or implied, to the owners of the Direxion Daily Natural Gas Related Bull 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares or any member of the public regarding the advisability of Direxion Daily Natural Gas Related Bull 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares. Licensor’s only relationship to the Direxion Shares ETF Trust (“Direxion”) is the licensing of certain trademarks and trade names of Licensor and of the ISE-Revere Natural Gas IndexTM which is determined, composed and calculated by Licensor without regard to Direxion Daily Natural Gas Related Bull 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares, Licensor has no obligation to take the needs of the Licensee or the owners of the Direxion Daily Natural Gas Related Bull 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares into consideration in determining, composing or calculating the ISE-Revere Natural Gas IndexTM. Licensor is not responsible for and has not participated in the determination of the timing of prices at, or quantities of the Direxion Daily Natural Gas Related Bull 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares to be listed or in the determination or calculation of the equation by which the Direxion Daily Natural Gas Related Bull 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Direxion Daily Natural Gas Related Bull 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares.
LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ISE-REVERE NATURAL GAS INDEXTM OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY DIREXION, OWNERS OF THE DIREXION DAILY NATURAL GAS RELATED BULL 3X SHARES AND THE DIREXION DAILY NATURAL GAS RELATED BEAR 3X SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ISE-REVERE NATURAL GAS INDEXTM OR ANY DATA
Direxion Shares ETF Trust Prospectus	730

INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ISE-REVERE NATURAL GAS INDEXTM OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND DIREXION.
Market Vectors Indices. The Product is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Russia Bull 3X Shares and the Direxion Daily Russia Bear 3X Shares particularly or the ability of the MVIS Global Junior Gold Miners Index and the MVIS Russia Index (“Market Vector Indices”) to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Market Vector Indices that is determined, composed and calculated by Licensor without regard to the Licensee or the Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Russia Bull 3X Shares and the Direxion Daily Russia Bear 3X Shares. Licensor has no obligation to take the needs of the Licensee or the owners of the Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Russia Bull 3X Shares and the Direxion Daily Russia Bear 3X Shares into consideration in determining, composing or calculating the Market Vector Indices. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Russia Bull 3X Shares and the Direxion Daily Russia Bear 3X Shares to be issued or in the determination or calculation of the equation by which the Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Russia Bull 3X Shares and the Direxion Daily Russia Bear 3X Shares is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Russia Bull 3X Shares and the Direxion Daily Russia Bear 3X Shares.
LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MARKET VECTOR INDICES OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE DIREXION DAILY JUNIOR GOLD MINERS INDEX BULL 3X SHARES, DIREXION DAILY JUNIOR GOLD MINERS INDEX BEAR 3X SHARES, DIREXION DAILY RUSSIA BULL 3X SHARES AND THE DIREXION DAILY RUSSIA BEAR 3X SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MARKET VECTOR INDICES OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKET VECTOR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily Russia Bull 3X Shares and the Direxion Daily Russia Bear 3X Shares are not sponsored, promoted, sold or supported in any other manner by Structured Solutions AG nor does Structured Solutions AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trade mark or the Index Price at any time or in any other respect. The Index is calculated and published by Structured Solutions AG. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the Issuer, Structured Solutions AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the Index by Structured Solutions AG nor the licensing of the Index or Index trade mark for the purpose of use in connection with the financial instrument constitutes a recommendation by Structured Solutions AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Structured Solutions AG with regard to any investment in this financial instrument. Structured Solutions AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the financial instrument’s prospectus.
MSCI Indices. The underlying indicies for the Direxion Daily MSCI Brazil Bull 3X Shares, Direxion Daily MSCI Brazil Bear 3X Shares, Direxion Daily MSCI Developed Markets Bull 3X Shares, Direxion Daily MSCI Developed Markets Bear 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily MSCI India Bull 3X Shares, Direxion Daily MSCI India Bear 3X Shares, Direxion Daily MSCI Japan Bull 3X Shares, Direxion Daily MSCI Real Estate Bull 3X Shares, Direxion Daily MSCI Real Estate Bear 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily MSCI South Korea Bear 3X Shares, Direxion Daily MSCI Canada Bull 3X Shares, Direxion Daily MSCI Canada Bear 3X Shares, Direxion Daily MSCI Italy Bull 3X Shares, Direxion Daily MSCI Italy Bear 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily MSCI Mexico Bear 3X Shares, and the Direxion Daily MSCI Turkey Bull 3X Shares are the MSCI Brazil 25/50 Index, MSCI EAFE® Index, MSCI Emerging Markets Index℠, MSCI India Index, MSCI Japan Index, MSCI US IMI Real Estate 25/50 Index, MSCI Korea 25/50 Index, and the MSCI Turkey IMI 25/50 Index. The Funds are
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not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the “MSCI Parties”). The MSCI Indices are the exclusive property of MSCI. MSCI and the MSCI Indices names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the Funds or any other person or entity regarding the advisability of investing in funds generally or in the Funds particularly or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the Funds or the issuer or shareholders of the Funds or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties are responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by or the consideration into which the Funds is/are redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the Funds or any other person or entity in connection with the administration, marketing or offering of the Funds.
Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the Funds, shareholders of the Funds, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of, or in connection with, any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to the MSCI Indices and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
NYSE Index. Neither the Trust nor the Fund(s) are sponsored, endorsed, sold or promoted by NYSE or NYSE EURONEXT or its affiliates (“NYSE”). NYSE makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund(s) particularly, or the ability of the NYSE Arca Gold Miners Index (“NYSE Index”) to track general stock market performance.
NYSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
PHLX Semiconductor Sector Index. The Semiconductor Funds are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Semiconductor Funds. The Corporations make no representation or warranty, express or implied to the owners of the Semiconductor Funds or any member of the public regarding the advisability of investing in securities generally or in the Semiconductor Funds particularly, or the ability of the PHLX Semiconductor SectorSM Index to track general stock market performance. The Corporations’ only relationship to Rafferty Asset Management, LLC (“Licensee”) is in the licensing of the Nasdaq®, OMX®, NASDAQ OMX®, PHLX®, and PHLX Semiconductor SectorSM Index registered trademarks, service marks and certain trade names of the Corporations and the use of the PHLX Semiconductor SectorSM Index which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Semiconductor Funds. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Semiconductor Funds into consideration in determining, composing or calculating the PHLX Semiconductor SectorSM Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Semiconductor Funds to be issued or in the determination or calculation of the equation by which the Semiconductor Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Semiconductor Funds.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE PHLX SEMICONDCUTOR SECTOR INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SEMICONDUCTOR FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE PHLX SEMICONDUCTOR SECTOR INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PHLX SEMICONDUCTOR SECTOR INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS
Direxion Shares ETF Trust Prospectus	732

HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Russell Indices. The Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares or any member of the public regarding the advisability of investing in securities generally or in the Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares particularly or the ability of the Russell 2000® Index and the Russell 1000® Financial Services Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000® Index and the Russell 1000® Financial Services Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000® Index and the Russell 1000® Financial Services Index is based. Russell’s only relationship to the Trust is the licensing of certain trademarks and trade names of Russell and of the Russell 2000® Index and the Russell 1000® Financial Services Index which is determined, composed and calculated by Russell without regard to the Trust or Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares. Russell is not responsible for and has not reviewed the Trust or Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000® Index and the Russell 1000® Financial Services Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares.
RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE Russell 2000® Index and the Russell 1000® Financial Services Index OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OF IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, INVESTORS, OWNERS OF THE Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Russell 2000® Index and the Russell 1000® Financial Services Index OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Russell 2000® Index and the Russell 1000® Financial Services Index OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Standard and Poor’s Indices. The S&P 500® Index, S&P Midcap® 400 Index, S&P Latin American 40 Index, Energy Select Sector Index, Health Care Select Sector Index, Technology Select Sector Index, S&P Biotechnology Select Industry Index, S&P Oil & Gas Exploration & Production Select Industry Index, S&P Regional Banks Select Industry Index, S&P Retail Select Industry Index, Consumer Discretionary Select Sector Index, Consumer Staples Select Sector Index, Industrials Select Sector Index, Utilities Select Sector Index, S&P Metals & Mining Select Industry Index, S&P Pharmaceuticals Select Industry Index, and the S&P 500® High Beta Index (the “S&P Indices”) is/are products of S&P Dow Jones Indices LLC (“SPDJI”), and has/have been licensed for use by the Trust. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Trust. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Indices to track general market performance. S&P Dow Jones Indices’ only relationship to the Trust with respect to the S&P Indices is the licensing of such Index(es) and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P Indices is/are determined, composed and calculated by S&P Dow Jones Indices without regard to the Trust or the Funds. S&P Dow Jones Indices have no obligation to take the needs of the Trust or the owners of the Funds into consideration in determining, composing or calculating the S&P Indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the S&P Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products based on the S&P 500 Index and other S&P proprietary indices unrelated
733	Direxion Shares ETF Trust Prospectus

to the Funds currently being issued by the Trust, but which may be similar to and competitive with the Funds. CME Group Inc. is an indirect shareholder of S&P Dow Jones Indices LLC.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, S&P MIDCAP® 400 INDEX, S&P LATIN AMERICA 40 INDEX, ENERGY SELECT SECTOR INDEX, HEALTH CARE SELECT SECTOR INDEX, TECHNOLOGY SELECT SECTOR INDEX, S&P BIOTECHNOLOGY SELECT INDUSTRY INDEX S&P OIL & GAS EXPLORATION & PRODUCTION SELECT INDUSTRY INDEX, S&P REGIONAL BANKS SELECT INDUSTRY INDEX, S&P RETAIL SELECT INDUSTRY INDEX, CONSUMER DISCRETIONARY SELECT SECTOR INDEX, CONSUMER STAPLES SELECT SECTOR INDEX, INDUSTRIALS SELECT SECTOR INDEX, UTILITIES SELECT SECTOR INDEX, S&P METALS & MINING SELECT INDUSTRY INDEX, S&P PHARMACEUTICAL SELECT INDUSTRY INDEX, AND THE S&P 500® HIGH BETA INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Direxion Shares ETF Trust Prospectus	734

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of the Funds listed below for the periods indicated. The information set forth below was audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, is included in the Annual shareholder report, which are available upon request and incorporated by reference into the Funds’ SAI. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
No financial information is available for the Direxion Daily Dow 30 Bull 3X Shares, Direxion Daily Dow 30 Bear 3X Shares, Direxion Daily Aerospace & Defense Bear 3X Shares, Direxion Daily Industrials Bear 3X Shares, Direxion Daily Metals & Mining Bull 3X Shares, Direxion Daily Metals & Mining Bear 3X Shares, Direxion Daily Pharmaceutical & Medical Bear 3X Shares, Direxion Daily Transportation Bear 3X Shares, Direxion Daily Utilities Bear 3X Shares, Direxion Daily MSCI Canada Bull 3X Shares, Direxion Daily MSCI Canada Bear 3X Shares, Direxion Daily MSCI Italy Bull 3X Shares, Direxion Daily MSCI Italy Bear 3X Shares, Direxion Daily MSCI Mexico Bear 3X Shares, Direxion Daily S&P 500® High Beta Bull 3X Shares, Direxion Daily S&P 500® High Beta Bear 3X Shares, Direxion Daily Dow Jones Internet Bull 3X Shares, Direxion Daily Dow Jones Internet Bear 3X Shares, Direxion Daily MSCI Brazil Bear 3X Shares, Direxion Daily MSCI India Bear 3X Shares, Direxion Daily MSCI South Korea Bear 3X Shares, Direxion Daily MSCI Turkey Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bear 3X Shares, and the Direxion Daily Retail Bear 3X Shares because those Funds had not commenced operations prior to October 31, 2019.

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
Direxion Daily Mid Cap Bull 3X Shares
For the Year Ended October 31, 2019	$ 38.45	$ 0.30	$ 0.35	$ 3.84	$ 4.14	$(0.34)	$ –	$ –	$(0.34)	$ 42.25
For the Year Ended October 31, 2018	$ 42.92	0.22	0.29	(3.42)	(3.20)	(0.10)	(1.17)	–	(1.27)	$ 38.45
For the Year Ended October 31, 2017	$ 24.95	(0.06)	(0.03)	18.64	18.58	–	(0.61)	–	(0.61)	$ 42.92
For the Year Ended October 31, 2016	$ 23.15	(0.18)	(0.17)	1.98	1.80	–	–	–	–	$ 24.95
For the Year Ended October 31, 2015	$ 22.86	(0.22)	(0.22)	0.51	0.29	–	–	–	–	$ 23.15
Direxion Daily Mid Cap Bear 3X Shares[10,11]
For the Year Ended October 31, 2019	$ 70.05	0.78	0.83	(21.35)	(20.57)	(0.77)	–	–	(0.77)	$ 48.71
For the Year Ended October 31, 2018	$ 75.85	0.35	0.40	(6.05)	(5.70)	(0.10)	–	–	(0.10)	$ 70.05
For the Year Ended October 31, 2017	$150.10	(0.30)	(0.30)	(73.95)	(74.25)	–	–	–	–	$ 75.85
For the Year Ended October 31, 2016	$212.30	(1.50)	(1.50)	(60.70)	(62.20)	–	–	–	–	$150.10
For the Year Ended October 31, 2015	$270.60	(2.10)	(2.05)	(56.20)	(58.30)	–	–	–	–	$212.30
Direxion Daily S&P 500® Bull 3X Shares
For the Year Ended October 31, 2019	$ 43.04	0.45	0.56	12.26	12.71	(0.50)	–	–	(0.50)	$ 55.25
For the Year Ended October 31, 2018	$ 40.86	0.31	0.34	3.71	4.02	(0.24)	(1.60)	–	(1.84)	$ 43.04
For the Year Ended October 31, 2017	$ 22.92	0.01	0.03	17.93	17.94	–	–	–	–	$ 40.86
For the Year Ended October 31, 2016	$ 21.92	(0.18)	(0.16)	1.18	1.00	–	–	–	–	$ 22.92
For the Year Ended October 31, 2015	$ 20.63	(0.20)	(0.20)	1.49	1.29	–	–	–	–	$ 21.92
Direxion Daily S&P 500® Bear 3X Shares
For the Year Ended October 31, 2019	$ 25.92	0.29	0.29	(9.86)	(9.57)	(0.29)	–	–	(0.29)	$ 16.06
For the Year Ended October 31, 2018	$ 33.94	0.18	0.18	(8.12)	(7.94)	(0.08)	–	–	(0.08)	$ 25.92
For the Year Ended October 31, 2017	$ 64.65	(0.13)	(0.13)	(30.58)	(30.71)	–	–	–	–	$ 33.94
For the Year Ended October 31, 2016	$ 83.45	(0.55)	(0.55)	(18.25)	(18.80)	–	–	–	–	$ 64.65
For the Year Ended October 31, 2015	$112.65	(0.90)	(0.90)	(28.30)	(29.20)	–	–	–	–	$ 83.45
Direxion Daily Small Cap Bull 3X Shares
For the Year Ended October 31, 2019	$ 61.79	0.32	0.46	(2.17)	(1.85)	(0.30)	–	–	(0.30)	$ 59.64
For the Year Ended October 31, 2018	$ 66.18	0.20	0.31	(4.47)	(4.27)	(0.12)	–	–	(0.12)	$ 61.79
For the Year Ended October 31, 2017	$ 34.41	(0.11)	(0.07)	31.88	31.77	–	–	–	–	$ 66.18
735	Direxion Shares ETF Trust Prospectus

Financial Highlights  (continued)

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
For the Year Ended October 31, 2016	$ 34.44	(0.24)	(0.23)	0.21	(0.03)	–	–	–	–	$ 34.41
For the Year Ended October 31, 2015	$ 37.88	(0.35)	(0.34)	(2.86)	(3.20)	–	(0.24)	–	(0.24)	$ 34.44
Direxion Daily Small Cap Bear 3X Shares[11]
For the Year Ended October 31, 2019	$ 57.80	0.68	0.70	(14.58)	(13.90)	(0.71)	–	–	(0.71)	$ 43.19
For the Year Ended October 31, 2018	$ 66.50	0.40	0.40	(8.85)	(8.45)	(0.25)	–	–	(0.25)	$ 57.80
For the Year Ended October 31, 2017	$153.65	(0.20)	(0.20)	(86.95)	(87.15)	–	–	–	–	$ 66.50
For the Year Ended October 31, 2016	$218.85	(1.45)	(1.45)	(63.75)	(65.20)	–	–	–	–	$153.65
For the Year Ended October 31, 2015	$270.80	(2.10)	(2.10)	(49.85)	(51.95)	–	–	–	–	$218.85
Direxion Daily FTSE China Bull 3X Shares
For the Year Ended October 31, 2019	$ 17.85	0.22	0.24	0.20	0.42	(0.22)	–	–	(0.22)	$ 18.05
For the Year Ended October 31, 2018	$ 32.66	0.48	0.50	(14.78)	(14.30)	(0.51)	–	–	(0.51)	$ 17.85
For the Year Ended October 31, 2017	$ 17.25	(0.09)	(0.07)	15.50	15.41	–	–	–	–	$ 32.66
For the Year Ended October 31, 2016	$ 21.73	(0.10)	(0.10)	(4.38)	(4.48)	–	–	–	–	$ 17.25
For the Year Ended October 31, 2015	$ 31.65	(0.27)	(0.26)	(9.58)	(9.85)	–	(0.07)	–	(0.07)	$ 21.73
Direxion Daily FTSE China Bear 3X Shares
For the Year Ended October 31, 2019	$ 71.04	0.65	0.71	(21.04)	(20.39)	(0.71)	–	–	(0.71)	$ 49.94
For the Year Ended October 31, 2018	$ 65.30	0.39	0.43	5.52	5.91	(0.17)	–	–	(0.17)	$ 71.04
For the Year Ended October 31, 2017	$154.50	(0.30)	(0.30)	(88.90)	(89.20)	–	–	–	–	$ 65.30
For the Year Ended October 31, 2016	$216.50	(1.80)	(1.70)	(60.20)	(62.00)	–	–	–	–	$154.50
For the Year Ended October 31, 2015	$360.50	(2.00)	(2.00)	(142.00)	(144.00)	–	–	–	–	$216.50
Direxion Daily FTSE Europe Bull 3X Shares
For the Year Ended October 31, 2019	$ 24.54	0.36	0.42	4.79	5.15	(0.42)	–	–	(0.42)	$ 29.27
For the Year Ended October 31, 2018	$ 36.99	0.54	0.56	(12.34)	(11.80)	(0.65)	–	–	(0.65)	$ 24.54
For the Year Ended October 31, 2017	$ 18.88	0.22	0.25	17.89	18.11	–	–	–	–	$ 36.99
For the Year Ended October 31, 2016	$ 27.78	(0.15)	(0.15)	(8.75)	(8.90)	–	–	–	–	$ 18.88
For the Year Ended October 31, 2015	$ 32.10	(0.10)	(0.10)	(4.17)	(4.27)	(0.05)	–	–	(0.05)	$ 27.78
Direxion Daily Latin America Bull 3X Shares
For the Year Ended October 31, 2019	$ 23.74	0.21	0.25	(3.33)	(3.12)	(0.25)	–	–	(0.25)	$ 20.37
For the Year Ended October 31, 2018	$ 31.54	0.29	0.31	(7.87)	(7.58)	(0.21)	–	(0.01)	(0.22)	$ 23.74
For the Year Ended October 31, 2017	$ 28.79	(0.08)	(0.04)	2.83	2.75	–	–	–	–	$ 31.54
For the Year Ended October 31, 2016	$ 16.48	(0.16)	(0.14)	12.47	12.31	–	–	–	–	$ 28.79
For the Year Ended October 31, 2015	$ 74.16	(0.30)	(0.30)	(57.38)	(57.68)	–	–	–	–	$ 16.48
Direxion Daily MSCI Brazil Bull 3X Shares
For the Year Ended October 31, 2019	$ 29.40	0.31	0.43	2.54	2.85	(0.35)	–	–	(0.35)	$ 31.90
For the Year Ended October 31, 2018	$ 40.29	0.40	0.45	(10.88)	(10.48)	(0.39)	–	(0.02)	(0.41)	$ 29.40
For the Year Ended October 31, 2017	$ 47.45	(0.03)	0.04	(7.13)	(7.16)	–	–	–	–	$ 40.29
For the Year Ended October 31, 2016	$ 16.48	(0.15)	(0.12)	31.12	30.97	–	–	–	–	$ 47.45
For the Year Ended October 31, 2015	$151.00	(0.40)	(0.40)	(134.12)	(134.52)	–	–	–	–	$ 16.48
Direxion Daily MSCI Developed Markets Bull 3X Shares
For the Year Ended October 31, 2019	$ 55.23	1.03	1.12	11.22	12.25	(0.97)	–	(0.00)[10]	(0.97)	$ 66.51
Direxion Shares ETF Trust Prospectus	736

Financial Highlights  (continued)

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
For the Year Ended October 31, 2018	$ 79.38	0.95	1.00	(23.54)	(22.59)	(1.22)	(0.34)	–	(1.56)	$ 55.23
For the Year Ended October 31, 2017	$ 44.52	0.17	0.21	34.69	34.86	–	–	–	–	$ 79.38
For the Year Ended October 31, 2016	$ 55.47	(0.05)	(0.04)	(10.90)	(10.95)	–	–	–	–	$ 44.52
For the Year Ended October 31, 2015	$ 65.42	(0.46)	(0.44)	(9.49)	(9.95)	–	–	–	–	$ 55.47
Direxion Daily MSCI Developed Markets Bear 3X Shares
For the Year Ended October 31, 2019	$ 15.86	0.19	0.19	(4.70)	(4.51)	(0.25)	–	–	(0.25)	$ 11.10
For the Year Ended October 31, 2018	$ 13.08	0.09	0.09	2.75	2.84	(0.06)	–	–	(0.06)	$ 15.86
For the Year Ended October 31, 2017	$ 25.28	(0.07)	(0.06)	(12.13)	(12.20)	–	–	–	–	$ 13.08
For the Year Ended October 31, 2016	$ 28.83	(0.25)	(0.24)	(3.30)	(3.55)	–	–	–	–	$ 25.28
For the Year Ended October 31, 2015	$ 32.48	(0.29)	(0.29)	(3.36)	(3.65)	–	–	–	–	$ 28.83
Direxion Daily MSCI Emerging Markets Bull 3X Shares
For the Year Ended October 31, 2019	$ 62.74	0.90	0.96	10.28	11.18	(0.87)	–	–	(0.87)	$ 73.05
For the Year Ended October 31, 2018	$115.85	1.02	1.05	(53.34)	(52.32)	(0.77)	–	(0.02)	(0.79)	$ 62.74
For the Year Ended October 31, 2017	$ 62.59	(0.37)	(0.28)	53.63	53.26	–	–	–	–	$115.85
For the Year Ended October 31, 2016	$ 57.28	(0.42)	(0.40)	5.73	5.31	–	–	–	–	$ 62.59
For the Year Ended October 31, 2015	$110.88	(0.68)	(0.68)	(52.92)	(53.60)	–	–	–	–	$ 57.28
Direxion Daily MSCI Emerging Markets Bear 3X Shares
For the Year Ended October 31, 2019	$ 64.78	0.63	0.67	(22.66)	(22.03)	(0.73)	–	–	(0.73)	$ 42.02
For the Year Ended October 31, 2018	$ 50.55	0.30	0.32	14.09	14.39	(0.16)	–	–	(0.16)	$ 64.78
For the Year Ended October 31, 2017	$114.55	(0.20)	(0.20)	(63.80)	(64.00)	–	–	–	–	$ 50.55
For the Year Ended October 31, 2016	$202.20	(1.30)	(1.25)	(86.35)	(87.65)	–	–	–	–	$114.55
For the Year Ended October 31, 2015	$163.65	(1.70)	(1.70)	40.25	38.55	–	–	–	–	$202.20
Direxion Daily MSCI India Bull 3X Shares
For the Year Ended October 31, 2019	$ 51.51	0.60	0.67	15.20	15.80	(0.57)	–	–	(0.57)	$ 66.74
For the Year Ended October 31, 2018	$ 95.50	0.09	0.14	(43.76)	(43.67)	(0.24)	–	(0.08)	(0.32)	$ 51.51
For the Year Ended October 31, 2017	$ 57.82	(0.34)	(0.28)	38.02	37.68	–	–	–	–	$ 95.50
For the Year Ended October 31, 2016	$ 58.32	(0.30)	(0.29)	(0.20)	(0.50)	–	–	–	–	$ 57.82
For the Year Ended October 31, 2015	$101.88	(0.56)	(0.56)	(43.00)	(43.56)	–	–	–	–	$ 58.32
Direxion Daily MSCI Japan Bull 3X Shares
For the Year Ended October 31, 2019	$ 54.23	0.58	0.59	6.50	7.08	(0.50)	–	–	(0.50)	$ 60.81
For the Year Ended October 31, 2018	$ 71.93	0.14	0.17	(17.70)	(17.56)	(0.14)	–	–	(0.14)	$ 54.23
For the Year Ended October 31, 2017	$ 46.28	(0.19)	(0.16)	25.84	25.65	–	–	–	–	$ 71.93
For the Year Ended October 31, 2016	$ 47.32	(0.20)	(0.20)	(0.84)	(1.04)	–	–	–	–	$ 46.28
For the Year Ended October 31, 2015	$ 48.91	(0.27)	(0.26)	(1.32)	(1.59)	–	–	–	–	$ 47.32
Direxion Daily MSCI Mexico Bull 3X Shares
For the Year Ended October 31, 2019	$ 10.69	0.17	0.18	0.19	0.36	(0.19)	–	–	(0.19)	$ 10.86
For the Year Ended October 31, 2018	$ 21.83	0.29	0.29	(10.88)	(10.59)	(0.55)	–	–	(0.55)	$ 10.69
For the Period May 3, 2017[9] through October 31, 2017	$ 25.00	0.04	0.04	(3.21)	(3.17)	–	–	–	–	$ 21.83
Direxion Daily MSCI South Korea Bull 3X Shares
For the Year Ended October 31, 2019	$ 24.13	0.16	0.18	(2.78)	(2.62)	(0.19)	–	–	(0.19)	$ 21.32
737	Direxion Shares ETF Trust Prospectus

Financial Highlights  (continued)

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
For the Year Ended October 31, 2018	$ 60.22	0.36	0.39	(34.01)	(33.65)	(0.60)	(1.84)	–	(2.44)	$ 24.13
For the Year Ended October 31, 2017	$ 26.57	(0.21)	(0.21)	33.86	33.65	–	–	–	–	$ 60.22
For the Year Ended October 31, 2016	$ 28.24	(0.21)	(0.21)	(1.46)	(1.67)	–	–	–	–	$ 26.57
For the Year Ended October 31, 2015	$ 38.87	(0.30)	(0.30)	(10.33)	(10.63)	–	–	–	–	$ 28.24
Direxion Daily Russia Bull 3X Shares
For the Year Ended October 31, 2019	$ 36.69	1.13	1.27	17.14	18.27	(0.91)	–	–	(0.91)	$ 54.05
For the Year Ended October 31, 2018	$ 48.86	0.86	0.90	(11.82)	(10.96)	(0.90)	–	(0.31)	(1.21)	$ 36.69
For the Year Ended October 31, 2017	$ 33.69	(0.32)	(0.25)	15.49	15.17	–	–	–	–	$ 48.86
For the Year Ended October 31, 2016	$ 31.84	(0.25)	(0.22)	2.10	1.85	–	–	–	–	$ 33.69
For the Year Ended October 31, 2015	$126.96	(0.42)	(0.42)	(94.66)	(95.08)	–	(0.04)	–	(0.04)	$ 31.84
Direxion Daily Russia Bear 3X Shares
For the Year Ended October 31, 2019	$ 18.31	0.17	0.18	(9.26)	(9.09)	(0.20)	–	–	(0.20)	$ 9.02
For the Year Ended October 31, 2018	$ 24.55	0.13	0.14	(6.31)	(6.18)	(0.06)	–	–	(0.06)	$ 18.31
For the Year Ended October 31, 2017	$ 51.85	(0.09)	(0.08)	(27.21)	(27.30)	–	–	–	–	$ 24.55
For the Year Ended October 31, 2016	$158.00	(0.65)	(0.60)	(105.50)	(106.15)	–	–	–	–	$ 51.85
For the Year Ended October 31, 2015	$296.20	(2.00)	(2.00)	(136.20)	(138.20)	–	–	–	–	$158.00
Direxion Daily Aerospace & Defense Bull 3X Shares
For the Year Ended October 31, 2019	$ 42.15	0.30	0.46	13.43	13.73	(0.34)	–	–	(0.34)	$ 55.54
For the Year Ended October 31, 2018	$ 40.03	0.20	0.27	2.81	3.01	(0.26)	(0.63)	–	(0.89)	$ 42.15
For the Period May 3, 2017[9] through October 31, 2017	$ 25.00	0.07	0.07	14.96	15.03	–	–	–	–	$ 40.03
Direxion Daily Communication Services Index Bull 3X Shares
For the Period January 14, 2019[9] through October 31, 2019	$ 25.00	0.04	0.07	9.07	9.11	(0.07)	–	–	(0.07)	$ 34.04
Direxion Daily Communication Services Index Bear 3X Shares
For the Period January 14, 2019[9] through October 31, 2019	$ 25.00	0.20	0.20	(10.14)	(9.94)	(0.21)	–	–	(0.21)	$ 14.85
Direxion Daily Consumer Discretionary Bull 3X Shares
For the Period November 29, 2018[9] through October 31, 2019	$ 25.00	0.15	0.18	6.79	6.94	(0.17)	–	(0.03)	(0.20)	$ 31.74
Direxion Daily Consumer Discretionary Bear 3X Shares
For the Period November 29, 2018[9] through October 31, 2019	$ 25.00	0.25	0.25	(9.80)	(9.55)	(0.33)	–	(0.03)	(0.36)	$ 15.09
Direxion Daily Consumer Staples Bull 3X Shares
For the Period November 29, 2018[9] through October 31, 2019	$ 25.00	0.39	0.43	6.72	7.11	(0.38)	–	–	(0.38)	$ 31.73
Direxion Daily Consumer Staples Bear 3X Shares
For the Period November 29, 2018[9] through October 31, 2019	$ 25.00	0.32	0.32	(8.07)	(7.75)	(0.44)	–	–	(0.44)	$ 16.81
Direxion Daily Energy Bull 3X Shares
For the Year Ended October 31, 2019	$ 25.34	0.30	0.33	(11.00)	(10.70)	(0.28)	–	–	(0.28)	$ 14.36
For the Year Ended October 31, 2018	$ 29.16	0.42	0.46	(3.64)	(3.22)	(0.59)	–	(0.01)	(0.60)	$ 25.34
For the Year Ended October 31, 2017	$ 30.40	0.27	0.29	(1.43)	(1.16)	(0.08)	–	–	(0.08)	$ 29.16
For the Year Ended October 31, 2016	$ 34.46	(0.08)	(0.06)	(3.98)	(4.06)	–	–	–	–	$ 30.40
For the Year Ended October 31, 2015	$ 84.21	(0.17)	(0.17)	(49.58)	(49.75)	–	–	–	–	$ 34.46
Direxion Daily Energy Bear 3X Shares
For the Year Ended October 31, 2019	$ 44.87	0.57	0.66	5.89	6.46	(0.72)	–	–	(0.72)	$ 50.61
Direxion Shares ETF Trust Prospectus	738

Financial Highlights  (continued)

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
For the Year Ended October 31, 2018	$ 55.85	0.26	0.28	(11.08)	(10.82)	(0.16)	–	–	(0.16)	$ 44.87
For the Year Ended October 31, 2017	$ 67.00	(0.20)	(0.15)	(10.95)	(11.15)	–	–	–	–	$ 55.85
For the Year Ended October 31, 2016	$114.50	(0.80)	(0.70)	(46.70)	(47.50)	–	–	–	–	$ 67.00
For the Year Ended October 31, 2015	$ 86.65	(1.05)	(1.00)	28.90	27.85	–	–	–	–	$114.50
739	Direxion Shares ETF Trust Prospectus

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[7]
	Total Return[5]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Mid Cap Bull 3X Shares
For the Year Ended October 31, 2019	11.04%	$ 46,481	1.08%	1.12%	0.75%	0.95%	0.99%	0.88%	23%
For the Year Ended October 31, 2018	(7.90)%	$ 57,678	1.10%	1.13%	0.46%	0.95%	0.98%	0.61%	39%
For the Year Ended October 31, 2017	75.11%	$ 62,242	1.04%	1.09%	(0.18)%	0.95%	1.00%	(0.09)%	130%
For the Year Ended October 31, 2016	7.78%	$ 46,170	0.99%	1.06%	(0.78)%	0.95%	1.02%	(0.74)%	171%
For the Year Ended October 31, 2015	1.27%	$ 69,466	0.96%	0.99%	(0.88)%	0.95%	0.98%	(0.87)%	103%
Direxion Daily Mid Cap Bear 3X Shares[10,11]
For the Year Ended October 31, 2019	(29.54)%	$ 3,060	1.03%	1.63%	1.31%	0.95%	1.55%	1.39%	0%
For the Year Ended October 31, 2018	(7.53)%	$ 4,404	0.97%	1.46%	0.60%	0.95%	1.44%	0.62%	0%
For the Year Ended October 31, 2017	(49.47)%	$ 6,288	0.96%	1.29%	(0.30)%	0.95%	1.28%	(0.29)%	0%
For the Year Ended October 31, 2016	(29.30)%	$ 10,941	0.97%	1.23%	(0.80)%	0.95%	1.21%	(0.78)%	0%
For the Year Ended October 31, 2015	(21.54)%	$ 11,227	0.95%	1.23%	(0.93)%	0.95%	1.23%	(0.93)%	0%
Direxion Daily S&P 500® Bull 3X Shares
For the Year Ended October 31, 2019	29.95%	$947,851	1.19%	1.19%	0.98%	0.95%	0.95%	1.22%	86%
For the Year Ended October 31, 2018	9.74%	$992,232	1.00%	1.00%	0.68%	0.95%	0.95%	0.73%	95%
For the Year Ended October 31, 2017	78.31%	$692,851	1.01%	1.00%	0.03%	0.95%	0.94%	0.09%	99%
For the Year Ended October 31, 2016	4.56%	$458,407	1.02%	1.02%	(0.85)%	0.95%	0.95%	(0.78)%	187%
For the Year Ended October 31, 2015	6.24%	$574,270	0.97%	0.96%	(0.93)%	0.95%	0.94%	(0.91)%	254%
Direxion Daily S&P 500® Bear 3X Shares
For the Year Ended October 31, 2019	(37.21)%	$488,984	0.96%	0.96%	1.44%	0.95%	0.95%	1.45%	0%
For the Year Ended October 31, 2018	(23.38)%	$267,114	0.95%	0.96%	0.68%	0.94%	0.95%	0.69%	1%
For the Year Ended October 31, 2017	(47.50)%	$381,925	0.93%	0.96%	(0.28)%	0.93%	0.96%	(0.28)%	7%
For the Year Ended October 31, 2016	(22.53)%	$562,025	0.95%	0.97%	(0.78)%	0.94%	0.96%	(0.77)%	0%
For the Year Ended October 31, 2015	(25.92)%	$368,523	0.95%	0.96%	(0.94)%	0.95%	0.96%	(0.94)%	0%
Direxion Daily Small Cap Bull 3X Shares
For the Year Ended October 31, 2019	(2.88)%	$730,592	1.18%	1.17%	0.56%	0.95%	0.94%	0.79%	53%
For the Year Ended October 31, 2018	(6.49)%	$883,562	1.10%	1.12%	0.26%	0.95%	0.97%	0.41%	51%
For the Year Ended October 31, 2017	92.36%	$658,510	1.02%	1.03%	(0.21)%	0.95%	0.96%	(0.14)%	185%
For the Year Ended October 31, 2016	(0.09)%	$729,433	0.99%	1.01%	(0.78)%	0.95%	0.97%	(0.74)%	0%
For the Year Ended October 31, 2015	(8.50)%	$836,739	0.97%	0.98%	(0.88)%	0.95%	0.97%	(0.86)%	4838%
Direxion Daily Small Cap Bear 3X Shares[11]
For the Year Ended October 31, 2019	(24.30)%	$321,403	0.99%	0.99%	1.36%	0.95%	0.95%	1.40%	0%
For the Year Ended October 31, 2018	(12.65)%	$282,984	0.95%	0.96%	0.73%	0.95%	0.96%	0.73%	0%
For the Year Ended October 31, 2017	(56.72)%	$647,079	0.96%	0.98%	(0.23)%	0.95%	0.97%	(0.22)%	0%
For the Year Ended October 31, 2016	(29.79)%	$586,011	0.97%	1.00%	(0.79)%	0.95%	0.98%	(0.77)%	0%
For the Year Ended October 31, 2015	(19.18)%	$504,280	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	0%
Direxion Daily FTSE China Bull 3X Shares
For the Year Ended October 31, 2019	2.23%	$329,403	1.05%	1.07%	1.12%	0.95%	0.97%	1.22%	142%
For the Year Ended October 31, 2018	(44.39)%	$307,058	1.02%	1.05%	1.63%	0.95%	0.98%	1.70%	158%
For the Year Ended October 31, 2017	89.33%	$236,786	1.03%	1.08%	(0.41)%	0.95%	1.00%	(0.33)%	112%
Direxion Shares ETF Trust Prospectus	740

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[7]
	Total Return[5]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
For the Year Ended October 31, 2016	(20.62)%	$150,955	0.99%	1.04%	(0.67)%	0.95%	1.00%	(0.63)%	80%
For the Year Ended October 31, 2015	(31.19)%	$159,741	0.97%	1.00%	(0.80)%	0.95%	0.98%	(0.78)%	71%
Direxion Daily FTSE China Bear 3X Shares
For the Year Ended October 31, 2019	(28.74)%	$ 78,771	1.05%	1.09%	1.27%	0.95%	0.99%	1.37%	0%
For the Year Ended October 31, 2018	9.14%	$ 80,084	1.02%	1.08%	0.69%	0.95%	1.01%	0.76%	0%
For the Year Ended October 31, 2017	(57.73)%	$ 40,664	0.96%	1.05%	(0.28)%	0.95%	1.04%	(0.27)%	0%
For the Year Ended October 31, 2016	(28.64)%	$ 67,613	1.01%	1.09%	(0.84)%	0.95%	1.03%	(0.78)%	0%
For the Year Ended October 31, 2015	(39.95)%	$106,669	0.97%	1.05%	(0.95)%	0.95%	1.03%	(0.93)%	0%
Direxion Daily FTSE Europe Bull 3X Shares
For the Year Ended October 31, 2019	21.25%	$ 27,804	1.18%	1.20%	1.41%	0.95%	0.97%	1.64%	111%
For the Year Ended October 31, 2018	(32.39)%	$ 46,632	1.00%	0.98%	1.52%	0.95%	0.93%	1.57%	54%
For the Year Ended October 31, 2017	95.92%	$ 64,737	1.03%	1.06%	0.78%	0.95%	0.98%	0.86%	0%
For the Year Ended October 31, 2016	(32.04)%	$ 26,433	0.97%	1.04%	(0.69)%	0.95%	1.02%	(0.67)%	210%
For the Year Ended October 31, 2015	(13.33)%	$ 51,389	0.95%	0.96%	(0.31)%	0.95%	0.96%	(0.31)%	0%
Direxion Daily Latin America Bull 3X Shares
For the Year Ended October 31, 2019	(13.19)%	$ 8,537	1.16%	1.34%	0.95%	0.95%	1.13%	1.16%	302%
For the Year Ended October 31, 2018	(24.04)%	$ 13,512	1.03%	1.19%	0.99%	0.95%	1.11%	1.07%	56%
For the Year Ended October 31, 2017	9.55%	$ 14,796	1.12%	1.35%	(0.30)%	0.95%	1.18%	(0.13)%	58%
For the Year Ended October 31, 2016	74.70%	$ 17,823	1.06%	1.36%	(0.87)%	0.95%	1.25%	(0.76)%	101%
For the Year Ended October 31, 2015	(77.78)%	$ 10,216	0.96%	1.15%	(0.87)%	0.95%	1.14%	(0.86)%	0%
Direxion Daily MSCI Brazil Bull 3X Shares
For the Year Ended October 31, 2019	9.85%	$413,185	1.35%	1.33%	1.04%	0.95%	0.93%	1.44%	208%
For the Year Ended October 31, 2018	(25.98)%	$407,268	1.15%	1.14%	1.54%	0.95%	0.94%	1.74%	133%
For the Year Ended October 31, 2017	(15.09)%	$153,270	1.13%	1.15%	(0.08)%	0.95%	0.97%	0.10%	42%
For the Year Ended October 31, 2016	187.92%	$ 78,470	1.10%	1.17%	(0.77)%	0.95%	1.02%	(0.62)%	164%
For the Year Ended October 31, 2015	(89.09)%	$ 41,284	0.95%	1.04%	(0.92)%	0.95%	1.04%	(0.92)%	56%
Direxion Daily MSCI Developed Markets Bull 3X Shares
For the Year Ended October 31, 2019	22.54%	$ 16,627	1.11%	1.49%	1.76%	0.95%	1.33%	1.92%	99%
For the Year Ended October 31, 2018	(29.03)%	$ 19,332	1.01%	1.18%	1.22%	0.95%	1.12%	1.28%	30%
For the Year Ended October 31, 2017	78.30%	$ 31,750	1.02%	1.27%	0.28%	0.95%	1.20%	0.35%	87%
For the Year Ended October 31, 2016	(19.74)%	$ 17,806	0.96%	1.22%	(0.11)%	0.95%	1.21%	(0.10)%	188%
For the Year Ended October 31, 2015	(15.21)%	$ 33,284	0.98%	1.12%	(0.72)%	0.95%	1.10%	(0.69)%	276%
Direxion Daily MSCI Developed Markets Bear 3X Shares
For the Year Ended October 31, 2019	(28.69)%	$ 2,607	0.96%	2.48%	1.39%	0.95%	2.47%	1.40%	0%
For the Year Ended October 31, 2018	21.82%	$ 3,727	0.96%	2.54%	0.70%	0.95%	2.53%	0.71%	0%
For the Year Ended October 31, 2017	(48.26)%	$ 3,728	0.97%	2.28%	(0.35)%	0.95%	2.26%	(0.33)%	0%
For the Year Ended October 31, 2016	(12.31)%	$ 8,468	0.99%	1.79%	(0.84)%	0.95%	1.75%	(0.80)%	0%
For the Year Ended October 31, 2015	(11.24)%	$ 11,097	0.96%	1.83%	(0.95)%	0.95%	1.82%	(0.94)%	0%
Direxion Daily MSCI Emerging Markets Bull 3X Shares
For the Year Ended October 31, 2019	17.72%	$188,596	1.04%	1.06%	1.24%	0.95%	0.97%	1.33%	66%
For the Year Ended October 31, 2018	(45.51)%	$202,745	0.98%	0.99%	0.94%	0.95%	0.96%	0.97%	136%
741	Direxion Shares ETF Trust Prospectus

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[7]
	Total Return[5]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
For the Year Ended October 31, 2017	85.09%	$275,919	1.06%	1.08%	(0.47)%	0.95%	0.97%	(0.36)%	38%
For the Year Ended October 31, 2016	9.27%	$195,996	0.99%	1.03%	(0.83)%	0.95%	0.99%	(0.79)%	162%
For the Year Ended October 31, 2015	(48.34)%	$182,247	0.96%	0.95%	(0.78)%	0.95%	0.95%	(0.77)%	226%
Direxion Daily MSCI Emerging Markets Bear 3X Shares
For the Year Ended October 31, 2019	(34.15)%	$ 62,837	1.02%	1.08%	1.32%	0.95%	1.01%	1.39%	0%
For the Year Ended October 31, 2018	28.60%	$ 90,383	0.99%	1.03%	0.64%	0.95%	0.99%	0.68%	0%
For the Year Ended October 31, 2017	(55.87)%	$ 84,166	0.96%	1.00%	(0.26)%	0.95%	0.99%	(0.25)%	0%
For the Year Ended October 31, 2016	(43.35)%	$143,830	0.97%	1.02%	(0.79)%	0.95%	1.00%	(0.77)%	0%
For the Year Ended October 31, 2015	23.56%	$124,472	0.96%	0.98%	(0.94)%	0.95%	0.97%	(0.93)%	0%
Direxion Daily MSCI India Bull 3X Shares
For the Year Ended October 31, 2019	30.61%	$ 83,398	1.05%	1.03%	0.92%	0.95%	0.93%	1.02%	111%
For the Year Ended October 31, 2018	(45.89)%	$100,427	1.01%	0.99%	0.11%	0.95%	0.93%	0.17%	59%
For the Year Ended October 31, 2017	65.17%	$105,023	1.04%	1.07%	(0.49)%	0.95%	0.98%	(0.40)%	15%
For the Year Ended October 31, 2016	(0.86)%	$ 75,147	0.97%	1.03%	(0.60)%	0.95%	1.01%	(0.58)%	119%
For the Year Ended October 31, 2015	(42.76)%	$ 94,040	0.96%	0.98%	(0.69)%	0.95%	0.97%	(0.68)%	355%
Direxion Daily MSCI Japan Bull 3X Shares
For the Year Ended October 31, 2019	13.24%	$ 9,121	0.97%	1.35%	1.13%	0.95%	1.33%	1.15%	82%
For the Year Ended October 31, 2018	(24.47)%	$ 13,557	1.00%	1.11%	0.18%	0.95%	1.06%	0.23%	6%
For the Year Ended October 31, 2017	55.42%	$ 14,385	1.02%	1.58%	(0.37)%	0.95%	1.51%	(0.30)%	0%
For the Year Ended October 31, 2016	(2.20)%	$ 11,569	0.96%	1.41%	(0.50)%	0.95%	1.40%	(0.49)%	204%
For the Year Ended October 31, 2015	(3.25)%	$ 14,196	0.96%	1.30%	(0.53)%	0.95%	1.29%	(0.52)%	17%
Direxion Daily MSCI Mexico Bull 3X Shares
For the Year Ended October 31, 2019	3.42%	$ 11,400	1.05%	1.20%	1.69%	0.95%	1.10%	1.79%	325%
For the Year Ended October 31, 2018	(49.66)%	$ 4,809	0.96%	1.13%	1.50%	0.95%	1.12%	1.51%	140%
For the Period May 3, 2017[9] through October 31, 2017	(12.68)%	$ 3,274	0.96%	2.74%	0.30%	0.95%	2.73%	0.29%	647%
Direxion Daily MSCI South Korea Bull 3X Shares
For the Year Ended October 31, 2019	(10.93)%	$ 25,580	1.04%	1.10%	0.71%	0.95%	1.01%	0.80%	149%
For the Year Ended October 31, 2018	(58.26)%	$ 22,924	1.03%	1.16%	0.76%	0.95%	1.08%	0.84%	96%
For the Year Ended October 31, 2017	126.65%	$ 12,044	0.97%	1.35%	(0.53)%	0.95%	1.33%	(0.51)%	88%
For the Year Ended October 31, 2016	(5.91)%	$ 3,985	0.97%	1.67%	(0.87)%	0.95%	1.65%	(0.85)%	266%
For the Year Ended October 31, 2015	(27.35)%	$ 4,235	0.96%	1.76%	(0.95)%	0.95%	1.75%	(0.94)%	45%
Direxion Daily Russia Bull 3X Shares
For the Year Ended October 31, 2019	50.52%	$ 76,642	1.25%	1.25%	2.79%	0.92%	0.92%	3.12%	8%
For the Year Ended October 31, 2018	(23.20)%	$147,417	1.00%	1.00%	1.91%	0.90%	0.90%	2.01%	93%
For the Year Ended October 31, 2017	45.03%	$142,583	1.11%	1.07%	(0.74)%	0.94%	0.90%	(0.57)%	65%
For the Year Ended October 31, 2016	5.81%	$160,631	1.06%	1.04%	(0.91)%	0.95%	0.93%	(0.80)%	179%
For the Year Ended October 31, 2015	(74.90)%	$197,193	0.97%	0.96%	(0.96)%	0.95%	0.94%	(0.94)%	299%
Direxion Daily Russia Bear 3X Shares
For the Year Ended October 31, 2019	(50.03)%	$ 21,609	0.99%	1.05%	1.37%	0.95%	1.01%	1.41%	0%
For the Year Ended October 31, 2018	(25.16)%	$ 23,701	0.99%	1.04%	0.68%	0.95%	1.00%	0.72%	0%
For the Year Ended October 31, 2017	(52.65)%	$ 31,782	0.98%	1.03%	(0.27)%	0.95%	1.00%	(0.24)%	0%
Direxion Shares ETF Trust Prospectus	742

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[7]
	Total Return[5]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
For the Year Ended October 31, 2016	(67.18)%	$ 54,709	0.98%	1.02%	(0.79)%	0.95%	0.99%	(0.76)%	0%
For the Year Ended October 31, 2015	(46.66)%	$ 41,856	0.96%	0.99%	(0.95)%	0.95%	0.98%	(0.94)%	0%
Direxion Daily Aerospace & Defense Bull 3X Shares
For the Year Ended October 31, 2019	32.78%	$ 52,759	1.30%	1.34%	0.63%	0.95%	0.99%	0.98%	54%
For the Year Ended October 31, 2018	7.39%	$ 56,900	1.09%	1.11%	0.40%	0.95%	0.97%	0.54%	39%
For the Period May 3, 2017[9] through October 31, 2017	60.12%	$ 42,032	0.98%	1.34%	0.39%	0.95%	1.31%	0.42%	7%
Direxion Daily Communication Services Index Bull 3X Shares
For the Period January 14, 2019[9] through October 31, 2019	36.46%	$ 1,702	1.10%	2.27%	0.14%	0.95%	2.12%	0.29%	60%
Direxion Daily Communication Services Index Bear 3X Shares
For the Period January 14, 2019[9] through October 31, 2019	(39.89)%	$ 743	0.99%	3.69%	1.34%	0.95%	3.65%	1.38%	0%
Direxion Daily Consumer Discretionary Bull 3X Shares
For the Period November 29, 2018[9] through October 31, 2019	27.83%	$ 6,347	1.08%	2.18%	0.55%	0.95%	2.05%	0.68%	66%
Direxion Daily Consumer Discretionary Bear 3X Shares
For the Period November 29, 2018[9] through October 31, 2019	(38.45)%	$ 1,509	0.96%	3.99%	1.34%	0.95%	3.98%	1.35%	0%
Direxion Daily Consumer Staples Bull 3X Shares
For the Period November 29, 2018[9] through October 31, 2019	28.75%	$ 4,760	1.09%	2.48%	1.59%	0.95%	2.34%	1.73%	30%
Direxion Daily Consumer Staples Bear 3X Shares
For the Period November 29, 2018[9] through October 31, 2019	(31.36)%	$ 840	0.96%	4.17%	1.46%	0.95%	4.16%	1.47%	0%
Direxion Daily Energy Bull 3X Shares
For the Year Ended October 31, 2019	(42.46)%	$285,099	1.10%	1.11%	1.56%	0.95%	0.96%	1.71%	204%
For the Year Ended October 31, 2018	(11.59)%	$349,655	1.08%	1.08%	1.24%	0.95%	0.95%	1.37%	56%
For the Year Ended October 31, 2017	(3.77)%	$481,130	1.00%	1.00%	0.90%	0.95%	0.95%	0.95%	59%
For the Year Ended October 31, 2016	(11.78)%	$452,886	1.01%	1.02%	(0.30)%	0.95%	0.96%	(0.24)%	82%
For the Year Ended October 31, 2015	(59.08)%	$489,320	0.96%	0.96%	(0.36)%	0.95%	0.95%	(0.35)%	70%
Direxion Daily Energy Bear 3X Shares
For the Year Ended October 31, 2019	14.51%	$ 25,663	1.14%	1.22%	1.22%	0.95%	1.03%	1.41%	0%
For the Year Ended October 31, 2018	(19.34)%	$ 51,915	1.00%	1.04%	0.65%	0.95%	0.99%	0.70%	0%
For the Year Ended October 31, 2017	(16.64)%	$ 53,454	0.96%	1.04%	(0.31)%	0.95%	1.03%	(0.30)%	0%
For the Year Ended October 31, 2016	(41.48)%	$ 68,147	1.03%	1.09%	(0.86)%	0.95%	1.01%	(0.78)%	0%
For the Year Ended October 31, 2015	32.14%	$ 67,250	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
743	Direxion Shares ETF Trust Prospectus

Financial Highlights  (continued)

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
Direxion Daily Financial Bull 3X Shares
For the Year Ended October 31, 2019	$ 58.65	0.68	0.88	22.25	22.93	(0.64)	–	(0.00)[10]	(0.64)	$ 80.94
For the Year Ended October 31, 2018	$ 60.31	0.60	0.67	(1.70)	(1.10)	(0.56)	–	–	(0.56)	$ 58.65
For the Year Ended October 31, 2017	$ 29.34	0.11	0.15	30.86	30.97	–	–	–	–	$ 60.31
For the Year Ended October 31, 2016	$ 30.21	(0.03)	(0.02)	(0.84)	(0.87)	–	–	–	–	$ 29.34
For the Year Ended October 31, 2015	$ 28.51	(0.21)	(0.20)	1.91	1.70	–	–	–	–	$ 30.21
Direxion Daily Financial Bear 3X Shares[11]
For the Year Ended October 31, 2019	$ 56.15	0.59	0.61	(23.44)	(22.85)	(0.58)	–	–	(0.58)	$ 32.72
For the Year Ended October 31, 2018	$ 67.30	0.35	0.35	(11.30)	(10.95)	(0.20)	–	–	(0.20)	$ 56.15
For the Year Ended October 31, 2017	$ 156.95	(0.25)	(0.25)	(89.40)	(89.65)	–	–	–	–	$ 67.30
For the Year Ended October 31, 2016	$ 209.30	(1.50)	(1.50)	(50.85)	(52.35)	–	–	–	–	$ 156.95
For the Year Ended October 31, 2015	$ 291.60	(2.25)	(2.25)	(80.05)	(82.30)	–	–	–	–	$ 209.30
Direxion Daily Gold Miners Index Bull 3X Shares
For the Year Ended October 31, 2019	$ 13.28	0.08	0.16	18.38	18.46	(0.08)	–	(0.03)	(0.11)	$ 31.63
For the Year Ended October 31, 2018	$ 29.03	0.11	0.12	(15.80)	(15.69)	(0.02)	–	(0.04)	(0.06)	$ 13.28
For the Year Ended October 31, 2017	$ 56.28	(0.14)	(0.13)	(27.11)	(27.25)	–	–	–	–	$ 29.03
For the Year Ended October 31, 2016	$ 27.60	(0.44)	(0.40)	29.12	28.68	–	–	–	–	$ 56.28
For the Year Ended October 31, 2015	$ 88.24	(0.56)	(0.56)	(60.08)	(60.64)	–	–	–	–	$ 27.60
Direxion Daily Gold Miners Index Bear 3X Shares
For the Year Ended October 31, 2019	$ 35.02	0.16	0.17	(28.24)	(28.08)	(0.15)	–	–	(0.15)	$ 6.79
For the Year Ended October 31, 2018	$ 27.34	0.11	0.15	7.63	7.74	(0.06)	–	–	(0.06)	$ 35.02
For the Year Ended October 31, 2017	$ 38.22	(0.09)	(0.07)	(10.79)	(10.88)	–	–	–	–	$ 27.34
For the Year Ended October 31, 2016	$ 799.00	(0.46)	(0.45)	(760.32)	(760.78)	–	–	–	–	$ 38.22
For the Year Ended October 31, 2015	$ 2,326.00	(8.50)	(8.50)	(1,518.50)	(1,527.00)	–	–	–	–	$ 799.00
Direxion Daily Healthcare Bull 3X Shares
For the Year Ended October 31, 2019	$ 53.02	0.40	0.46	5.16	5.56	(0.43)	–	–	(0.43)	$ 58.15
For the Year Ended October 31, 2018	$ 44.17	0.20	0.25	8.94	9.14	(0.27)	(0.02)	–	(0.29)	$ 53.02
For the Year Ended October 31, 2017	$ 25.86	(0.01)	0.01	18.32	18.31	–	–	–	–	$ 44.17
For the Year Ended October 31, 2016	$ 32.66	(0.22)	(0.21)	(6.58)	(6.80)	–	–	–	–	$ 25.86
For the Year Ended October 31, 2015	$ 29.66	(0.26)	(0.25)	3.26	3.00	–	–	–	–	$ 32.66
Direxion Daily Homebuilders & Supplies Bull 3X Shares
For the Year Ended October 31, 2019	$ 28.33	0.15	0.22	42.09	42.24	(0.17)	–	(0.01)	(0.18)	$ 70.39
For the Year Ended October 31, 2018	$ 71.69	0.05	0.08	(42.24)	(42.19)	(0.02)	(1.15)	–	(1.17)	$ 28.33
For the Year Ended October 31, 2017	$ 21.24	(0.17)	(0.14)	50.62	50.45	–	–	–	–	$ 71.69
For the Year Ended October 31, 2016	$ 29.03	(0.18)	(0.18)	(7.61)	(7.79)	–	–	–	–	$ 21.24
For the Period August 19, 2015[9] through October 31, 2015	$ 40.00	(0.05)	(0.05)	(10.92)	(10.97)	–	–	–	–	$ 29.03
Direxion Daily Industrials Bull 3X Shares
For the Year Ended October 31, 2019	$ 26.25	0.37	0.39	6.75	7.12	(0.43)	–	–	(0.43)	$ 32.94
For the Year Ended October 31, 2018	$ 30.93	0.22	0.25	(4.54)	(4.32)	(0.27)	(0.09)	–	(0.36)	$ 26.25
Direxion Shares ETF Trust Prospectus	744

Financial Highlights  (continued)

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
For the Period May 3, 2017[9] through October 31, 2017	$ 25.00	0.05	0.05	5.88	5.93	–	–	–	–	$ 30.93
Direxion Daily Junior Gold Miners Index Bull 3X Shares[11]
For the Year Ended October 31, 2019	$ 35.75	0.32	0.51	33.85	34.17	(0.37)	–	(0.04)	(0.41)	$ 69.51
For the Year Ended October 31, 2018	$ 75.65	0.20	0.25	(40.10)	(39.90)	–	–	–	–	$ 35.75
For the Year Ended October 31, 2017	$ 244.80	0.40	0.40	(169.10)	(168.70)	(0.45)	–	–	(0.45)	$ 75.65
For the Year Ended October 31, 2016	$ 79.80	(2.20)	(1.80)	167.20	165.00	–	–	–	–	$ 244.80
For the Year Ended October 31, 2015	$ 390.60	(1.80)	(1.80)	(297.80)	(299.60)	–	(11.20)	–	(11.20)	$ 79.80
Direxion Daily Junior Gold Miners Index Bear 3X Shares
For the Year Ended October 31, 2019	$ 75.69	0.34	0.36	(62.23)	(61.89)	(0.37)	–	–	(0.37)	$ 13.43
For the Year Ended October 31, 2018	$ 64.48	0.28	0.33	11.12	11.40	(0.19)	–	–	(0.19)	$ 75.69
For the Year Ended October 31, 2017	$ 107.44	(0.20)	(0.14)	(42.76)	(42.96)	–	–	–	–	$ 64.48
For the Year Ended October 31, 2016	$ 5,816.00	(1.48)	(1.48)	(5,707.08)	(5,708.56)	–	–	–	–	$ 107.44
For the Year Ended October 31, 2015	$27,680.00	(76.00)	(74.00)	(21,028.00)	(21,104.00)	–	(760.00)	–	(760.00)	$5,816.00
Direxion Daily MSCI Real Estate Bull 3X Shares
For the Year Ended October 31, 2019	$ 19.59	0.54	0.59	11.20	11.74	(0.49)	–	–	(0.49)	$ 30.84
For the Year Ended October 31, 2018	$ 21.70	0.50	0.53	(2.01)	(1.51)	(0.48)	–	(0.12)	(0.60)	$ 19.59
For the Year Ended October 31, 2017	$ 20.09	0.05	0.06	1.56	1.61	–	–	–	–	$ 21.70
For the Year Ended October 31, 2016	$ 18.61	(0.13)	(0.12)	1.61	1.48	–	–	–	–	$ 20.09
For the Year Ended October 31, 2015	$ 17.76	(0.06)	(0.06)	0.91	0.85	–	–	–	–	$ 18.61
Direxion Daily MSCI Real Estate Bear 3X Shares[11]
For the Year Ended October 31, 2019	$ 50.20	0.49	0.50	(24.46)	(23.96)	(0.48)	–	–	(0.48)	$ 25.76
For the Year Ended October 31, 2018	$ 56.40	0.40	0.40	(6.45)	(6.05)	(0.15)	–	–	(0.15)	$ 50.20
For the Year Ended October 31, 2017	$ 71.40	(0.20)	(0.20)	(14.80)	(15.00)	–	–	–	–	$ 56.40
For the Year Ended October 31, 2016	$ 105.20	(0.55)	(0.55)	(33.25)	(33.80)	–	–	–	–	$ 71.40
For the Year Ended October 31, 2015	$ 149.15	(1.15)	(1.15)	(42.80)	(43.95)	–	–	–	–	$ 105.20
Direxion Daily Natural Gas Related Bull 3X Shares[11]
For the Year Ended October 31, 2019	$ 65.75	0.11	0.17	(59.26)	(59.15)	(0.00)[10]	–	–	(0.00)[10]	$ 6.60
For the Year Ended October 31, 2018	$ 113.15	0.10	0.35	(47.50)	(47.40)	–	–	–	–	$ 65.75
For the Year Ended October 31, 2017	$ 178.20	(0.50)	(0.45)	(64.55)	(65.05)	–	–	–	–	$ 113.15
For the Year Ended October 31, 2016	$ 972.00	(1.50)	(1.35)	(792.30)	(793.80)	–	–	–	–	$ 178.20
For the Year Ended October 31, 2015	$32,125.00	(25.00)	(25.00)	(31,128.00)	(31,153.00)	–	–	–	–	$ 972.00
Direxion Daily Natural Gas Related Bear 3X Shares
For the Year Ended October 31, 2019	$ 26.77	0.37	0.53	49.37	49.74	(0.32)	–	–	(0.32)	$ 76.19
For the Year Ended October 31, 2018	$ 29.09	0.13	0.14	(2.36)	(2.23)	(0.09)	–	–	(0.09)	$ 26.77
For the Year Ended October 31, 2017	$ 33.81	(0.10)	(0.09)	(4.62)	(4.72)	–	–	–	–	$ 29.09
For the Period December 3, 2015[9] through October 31, 2016	$ 160.00	(0.37)	(0.34)	(125.82)	(126.19)	–	–	–	–	$ 33.81
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
For the Year Ended October 31, 2019	$ 26.53	0.12	0.12	(10.80)	(10.68)	(0.18)	–	(0.01)	(0.19)	$ 15.66
For the Period November 15, 2017[9] through October 31, 2018	$ 25.00	0.08	0.09	1.56	1.64	(0.10)	–	(0.01)	(0.11)	$ 26.53
Direxion Daily Regional Banks Bull 3X Shares
745	Direxion Shares ETF Trust Prospectus

Financial Highlights  (continued)

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
For the Year Ended October 31, 2019	$ 49.72	0.70	0.72	(8.15)	(7.45)	(0.71)	–	–	(0.71)	$ 41.56
For the Year Ended October 31, 2018	$ 66.98	0.62	0.67	(17.27)	(16.65)	(0.61)	–	–	(0.61)	$ 49.72
For the Year Ended October 31, 2017	$ 34.70	0.15	0.16	32.23	32.38	(0.10)	–	–	(0.10)	$ 66.98
For the Year Ended October 31, 2016	$ 35.29	(0.01)	(0.01)	(0.58)	(0.59)	–	–	–	–	$ 34.70
For the Period August 19, 2015[9] through October 31, 2015	$ 40.00	(0.02)	(0.02)	(4.69)	(4.71)	–	–	–	–	$ 35.29
Direxion Daily Regional Banks Bear 3X Shares
For the Year Ended October 31, 2019	$ 33.20	0.37	0.42	(9.05)	(8.68)	(0.49)	–	–	(0.49)	$ 24.03
For the Year Ended October 31, 2018	$ 35.39	0.15	0.16	(2.23)	(2.08)	(0.11)	–	–	(0.11)	$ 33.20
For the Year Ended October 31, 2017	$ 104.40	(0.05)	(0.05)	(68.96)	(69.01)	–	–	–	–	$ 35.39
For the Year Ended October 31, 2016	$ 193.20	(1.45)	(1.40)	(78.05)	(79.50)	–	(9.30)	–	(9.30)	$ 104.40
For the Period August 19, 2015[9] through October 31, 2015	$ 200.00	(0.45)	(0.45)	(6.35)	(6.80)	–	–	–	–	$ 193.20
Direxion Daily Retail Bull 3X Shares
For the Year Ended October 31, 2019	$ 36.90	0.31	0.32	(13.34)	(13.03)	(0.29)	–	–	(0.29)	$ 23.58
For the Year Ended October 31, 2018	$ 24.49	0.22	0.28	12.44	12.66	(0.25)	–	–	(0.25)	$ 36.90
For the Year Ended October 31, 2017	$ 38.62	(0.03)	(0.02)	(13.15)	(13.18)	–	(0.95)	–	(0.95)	$ 24.49
For the Year Ended October 31, 2016	$ 36.58	(0.26)	(0.24)	2.30	2.04	–	–	–	–	$ 38.62
For the Year Ended October 31, 2015	$ 19.68	(0.04)	(0.04)	16.94	16.90	–	–	–	–	$ 36.58
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares
For the Year Ended October 31, 2019	$ 11.78	0.08	0.09	(0.41)	(0.33)	(0.08)	–	(0.00)[10]	(0.08)	$ 11.37
For the Period April 19, 2018[9] through October 31, 2018	$ 25.00	(0.03)	(0.03)	(13.19)	(13.22)	(0.00)[10]	–	–	(0.00)[10]	$ 11.78
Direxion Daily S&P Biotech Bull 3X Shares
For the Year Ended October 31, 2019	$ 49.33	0.24	0.25	(12.14)	(11.90)	(0.25)	–	–	(0.25)	$ 37.18
For the Year Ended October 31, 2018	$ 76.45	0.15	0.31	(27.03)	(26.88)	(0.11)	(0.13)	–	(0.24)	$ 49.33
For the Year Ended October 31, 2017	$ 28.82	(0.22)	(0.18)	47.85	47.63	–	–	–	–	$ 76.45
For the Year Ended October 31, 2016	$ 76.92	(0.29)	(0.28)	(47.81)	(48.10)	–	–	–	–	$ 28.82
For the Period May 28, 2015[9] through October 31, 2015	$ 160.00	(0.44)	(0.44)	(82.64)	(83.08)	–	–	–	–	$ 76.92
Direxion Daily S&P Biotech Bear 3X Shares
For the Year Ended October 31, 2019	$ 39.17	0.29	0.31	(18.66)	(18.37)	(0.39)	–	–	(0.39)	$ 20.41
For the Year Ended October 31, 2018	$ 50.40	0.23	0.25	(11.31)	(11.08)	(0.15)	–	–	(0.15)	$ 39.17
For the Year Ended October 31, 2017	$ 275.00	(0.10)	(0.10)	(224.50)	(224.60)	–	–	–	–	$ 50.40
For the Year Ended October 31, 2016	$ 410.80	(2.40)	(2.20)	(133.40)	(135.80)	–	–	–	–	$ 275.00
For the Period May 28, 2015[9] through October 31, 2015	$ 400.00	(1.60)	(1.60)	12.40	10.80	–	–	–	–	$ 410.80
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares[12]
For the Year Ended October 31, 2019	$ 218.80	0.60	0.69	(191.78)	(191.18)	(0.58)	–	–	(0.58)	$ 27.04
For the Year Ended October 31, 2018	$ 244.30	0.60	0.90	(26.00)	(25.40)	(0.10)	–	–	(0.10)	$ 218.80
For the Year Ended October 31, 2017	$ 345.30	(0.60)	(0.40)	(83.80)	(84.40)	–	(16.60)	–	(16.60)	$ 244.30
For the Year Ended October 31, 2016	$ 674.50	(2.60)	(2.50)	(326.60)	(329.20)	–	–	–	–	$ 345.30
For the Period May 28, 2015[9] through October 31, 2015	$ 2,000.00	(2.50)	(2.50)	(1,323.00)	(1,325.50)	–	–	–	–	$ 674.50
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares[11]
For the Year Ended October 31, 2019	$ 43.50	0.53	0.80	45.50	46.03	(0.80)	–	–	(0.80)	$ 88.73
Direxion Shares ETF Trust Prospectus	746

Financial Highlights  (continued)

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
For the Year Ended October 31, 2018	$ 82.30	0.30	0.30	(38.90)	(38.60)	(0.20)	–	–	(0.20)	$ 43.50
For the Year Ended October 31, 2017	$ 124.80	(0.35)	(0.25)	(42.15)	(42.50)	–	–	–	–	$ 82.30
For the Year Ended October 31, 2016	$ 354.80	(1.30)	(1.30)	(228.70)	(230.00)	–	–	–	–	$ 124.80
For the Period May 28, 2015[9] through October 31, 2015	$ 250.00	(1.70)	(1.65)	106.50	104.80	–	–	–	–	$ 354.80
Direxion Daily Semiconductor Bull 3X Shares
For the Year Ended October 31, 2019	$ 100.52	0.99	1.54	97.67	98.66	(1.03)	–	–	(1.03)	$ 198.15
For the Year Ended October 31, 2018	$ 148.00	0.85	1.08	(47.41)	(46.56)	(0.92)	–	–	(0.92)	$ 100.52
For the Year Ended October 31, 2017	$ 45.78	(0.02)	0.08	105.00	104.98	–	(2.76)	–	(2.76)	$ 148.00
For the Year Ended October 31, 2016	$ 26.92	(0.13)	(0.12)	18.99	18.86	–	–	–	–	$ 45.78
For the Year Ended October 31, 2015	$ 27.61	(0.18)	(0.17)	(0.51)	(0.69)	(0.00)[10]	–	–	(0.00)[10]	$ 26.92
Direxion Daily Semiconductor Bear 3X Shares[13]
For the Year Ended October 31, 2019	$ 133.30	0.77	0.80	(102.38)	(101.61)	(1.01)	–	–	(1.01)	$ 30.68
For the Year Ended October 31, 2018	$ 162.50	0.80	0.90	(29.60)	(28.80)	(0.40)	–	–	(0.40)	$ 133.30
For the Year Ended October 31, 2017	$ 768.00	(0.60)	(0.60)	(604.90)	(605.50)	–	–	–	–	$ 162.50
For the Year Ended October 31, 2016	$ 2,121.50	(10.50)	(10.00)	(1,343.00)	(1,353.50)	–	–	–	–	$ 768.00
For the Year Ended October 31, 2015	$ 3,442.00	(24.50)	(24.00)	(1,296.00)	(1,320.50)	–	–	–	–	$2,121.50
Direxion Daily Technology Bull 3X Shares
For the Year Ended October 31, 2019	$ 125.45	0.37	0.93	59.12	59.49	(0.50)	–	–	(0.50)	$ 184.44
For the Year Ended October 31, 2018	$ 107.62	0.39	0.68	17.95	18.34	(0.51)	–	–	(0.51)	$ 125.45
For the Year Ended October 31, 2017	$ 47.32	0.01	0.06	60.29	60.30	–	–	–	–	$ 107.62
For the Year Ended October 31, 2016	$ 38.56	(0.22)	(0.22)	8.98	8.76	–	–	–	–	$ 47.32
For the Year Ended October 31, 2015	$ 32.73	(0.31)	(0.31)	6.14	5.83	–	–	–	–	$ 38.56
Direxion Daily Technology Bear 3X Shares
For the Year Ended October 31, 2019	$ 22.18	0.22	0.22	(12.60)	(12.38)	(0.23)	–	–	(0.23)	$ 9.57
For the Year Ended October 31, 2018	$ 36.80	0.20	0.21	(14.70)	(14.50)	(0.12)	–	–	(0.12)	$ 22.18
For the Year Ended October 31, 2017	$ 96.30	(0.10)	(0.10)	(59.40)	(59.50)	–	–	–	–	$ 36.80
For the Year Ended October 31, 2016	$ 154.05	(1.00)	(1.00)	(56.75)	(57.75)	–	–	–	–	$ 96.30
For the Year Ended October 31, 2015	$ 249.00	(1.85)	(1.85)	(93.10)	(94.95)	–	–	–	–	$ 154.05
Direxion Daily Transportation Bull 3X Shares
For the Year Ended October 31, 2019	$ 27.12	0.23	0.24	(2.06)	(1.83)	(0.28)	–	–	(0.28)	$ 25.01
For the Year Ended October 31, 2018	$ 29.44	0.19	0.19	0.66	0.85	(0.24)	(2.93)	–	(3.17)	$ 27.12
For the Period May 3, 2017[9] through October 31, 2017	$ 25.00	0.02	0.02	4.42	4.44	–	–	–	–	$ 29.44
Direxion Daily Utilities Bull 3X Shares
For the Year Ended October 31, 2019	$ 27.81	0.65	0.68	18.04	18.69	(0.70)	–	–	(0.70)	$ 45.80
For the Year Ended October 31, 2018	$ 31.13	0.53	0.54	(3.31)	(2.78)	(0.54)	–	–	(0.54)	$ 27.81
For the Period May 3, 2017[9] through October 31, 2017	$ 25.00	0.15	0.15	5.98	6.13	–	–	–	–	$ 31.13
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Year Ended October 31, 2019	$ 38.83	0.52	0.57	15.18	15.70	(0.53)	–	–	(0.53)	$ 54.00
For the Year Ended October 31, 2018	$ 44.25	0.31	0.34	(5.41)	(5.10)	(0.32)	–	–	(0.32)	$ 38.83
For the Year Ended October 31, 2017	$ 51.25	(0.02)	(0.01)	(4.14)	(4.16)	–	(2.84)	–	(2.84)	$ 44.25
747	Direxion Shares ETF Trust Prospectus

Financial Highlights  (continued)

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
For the Year Ended October 31, 2016	$ 46.74	(0.41)	(0.40)	5.65	5.24	–	(0.73)	–	(0.73)	$ 51.25
For the Year Ended October 31, 2015	$ 42.70	(0.43)	(0.42)	4.47	4.04	–	–	–	–	$ 46.74
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Year Ended October 31, 2019	$ 15.53	0.18	0.18	(4.95)	(4.77)	(0.18)	–	–	(0.18)	$ 10.58
For the Year Ended October 31, 2018	$ 14.01	0.07	0.08	1.47	1.54	(0.02)	–	–	(0.02)	$ 15.53
For the Year Ended October 31, 2017	$ 13.65	(0.05)	(0.04)	0.41	0.36	–	–	–	–	$ 14.01
For the Year Ended October 31, 2016	$ 16.51	(0.11)	(0.11)	(2.75)	(2.86)	–	–	–	–	$ 13.65
For the Year Ended October 31, 2015	$ 19.88	(0.17)	(0.17)	(3.20)	(3.37)	–	–	–	–	$ 16.51
Direxion Daily 20+ Year Treasury Bull 3X Shares
For the Year Ended October 31, 2019	$ 15.76	0.29	0.34	13.63	13.92	(0.29)	–	–	(0.29)	$ 29.39
For the Year Ended October 31, 2018	$ 20.77	0.25	0.26	(5.00)	(4.75)	(0.26)	–	–	(0.26)	$ 15.76
For the Year Ended October 31, 2017	$ 24.07	0.07	0.08	(3.35)	(3.28)	(0.02)	–	–	(0.02)	$ 20.77
For the Year Ended October 31, 2016	$ 19.57	(0.10)	(0.09)	4.60	4.50	–	–	–	–	$ 24.07
For the Year Ended October 31, 2015	$ 18.04	(0.07)	(0.07)	1.60	1.53	–	–	–	–	$ 19.57
Direxion Daily 20+ Year Treasury Bear 3X Shares
For the Year Ended October 31, 2019	$ 22.85	0.21	0.24	(12.12)	(11.91)	(0.22)	–	–	(0.22)	$ 10.72
For the Year Ended October 31, 2018	$ 19.14	0.11	0.12	3.66	3.77	(0.06)	–	–	(0.06)	$ 22.85
For the Year Ended October 31, 2017	$ 18.81	(0.07)	(0.06)	0.40	0.33	–	–	–	–	$ 19.14
For the Year Ended October 31, 2016	$ 27.61	(0.16)	(0.16)	(8.64)	(8.80)	–	–	–	–	$ 18.81
For the Year Ended October 31, 2015	$ 38.96	(0.27)	(0.27)	(11.08)	(11.35)	–	–	–	–	$ 27.61
Direxion Shares ETF Trust Prospectus	748

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[7]
	Total Return[5]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Financial Bull 3X Shares
For the Year Ended October 31, 2019	39.44%	$1,339,498	1.26%	1.25%	1.04%	0.95%	0.94%	1.35%	29%
For the Year Ended October 31, 2018	(1.98)%	$1,627,513	1.04%	1.05%	0.89%	0.94%	0.95%	0.99%	73%
For the Year Ended October 31, 2017	105.56%	$1,538,012	1.03%	1.02%	0.24%	0.95%	0.94%	0.32%	4%
For the Year Ended October 31, 2016	(2.88)%	$1,034,205	0.98%	0.99%	(0.12)%	0.95%	0.96%	(0.09)%	14%
For the Year Ended October 31, 2015	5.96%	$1,304,920	0.97%	0.96%	(0.67)%	0.95%	0.94%	(0.65)%	6%
Direxion Daily Financial Bear 3X Shares[11]
For the Year Ended October 31, 2019	(40.98)%	$ 175,801	0.99%	1.00%	1.37%	0.95%	0.96%	1.41%	0%
For the Year Ended October 31, 2018	(16.26)%	$ 141,799	0.95%	0.96%	0.69%	0.95%	0.96%	0.69%	0%
For the Year Ended October 31, 2017	(57.12)%	$ 178,750	0.95%	1.00%	(0.26)%	0.95%	1.00%	(0.26)%	0%
For the Year Ended October 31, 2016	(25.01)%	$ 313,292	0.96%	0.99%	(0.77)%	0.95%	0.98%	(0.76)%	0%
For the Year Ended October 31, 2015	(28.22)%	$ 311,119	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	0%
Direxion Daily Gold Miners Index Bull 3X Shares
For the Year Ended October 31, 2019	139.42%	$1,541,547	1.30%	1.30%	0.37%	0.91%	0.91%	0.76%	231%
For the Year Ended October 31, 2018	(54.12)%	$1,131,021	0.94%	0.94%	0.50%	0.91%	0.91%	0.53%	96%
For the Year Ended October 31, 2017	(48.42)%	$1,337,695	0.93%	0.93%	(0.39)%	0.90%	0.90%	(0.36)%	234%
For the Year Ended October 31, 2016	103.91%	$1,582,218	0.99%	0.99%	(0.84)%	0.90%	0.90%	(0.75)%	258%
For the Year Ended October 31, 2015	(68.72)%	$ 610,269	0.95%	0.95%	(0.94)%	0.94%	0.94%	(0.93)%	633%
Direxion Daily Gold Miners Index Bear 3X Shares
For the Year Ended October 31, 2019	(80.38)%	$ 378,674	1.01%	1.01%	1.57%	0.92%	0.92%	1.66%	0%
For the Year Ended October 31, 2018	28.33%	$ 154,753	1.04%	1.04%	0.43%	0.91%	0.91%	0.56%	0%
For the Year Ended October 31, 2017	(28.47)%	$ 383,331	1.01%	0.99%	(0.31)%	0.94%	0.92%	(0.24)%	0%
For the Year Ended October 31, 2016	(95.22)%	$ 258,711	0.97%	0.97%	(0.76)%	0.95%	0.95%	(0.74)%	0%
For the Year Ended October 31, 2015	(65.65)%	$ 287,615	0.98%	0.98%	(0.97)%	0.95%	0.95%	(0.94)%	0%
Direxion Daily Healthcare Bull 3X Shares
For the Year Ended October 31, 2019	10.61%	$ 139,550	1.07%	1.08%	0.75%	0.95%	0.96%	0.87%	16%
For the Year Ended October 31, 2018	20.69%	$ 151,104	1.06%	1.07%	0.40%	0.95%	0.96%	0.51%	43%
For the Year Ended October 31, 2017	70.80%	$ 143,567	1.00%	1.02%	(0.02)%	0.95%	0.97%	0.03%	23%
For the Year Ended October 31, 2016	(20.82)%	$ 164,186	0.99%	1.01%	(0.73)%	0.95%	0.97%	(0.69)%	0%
For the Year Ended October 31, 2015	10.11%	$ 342,892	0.97%	0.97%	(0.73)%	0.95%	0.95%	(0.71)%	32%
Direxion Daily Homebuilders & Supplies Bull 3X Shares
For the Year Ended October 31, 2019	149.83%	$ 66,870	1.12%	1.17%	0.34%	0.95%	1.00%	0.51%	24%
For the Year Ended October 31, 2018	(59.92)%	$ 39,667	0.99%	1.03%	0.09%	0.95%	0.99%	0.13%	38%
For the Year Ended October 31, 2017	237.52%	$ 39,428	1.02%	1.45%	(0.39)%	0.95%	1.38%	(0.32)%	164%
For the Year Ended October 31, 2016	(26.83)%	$ 2,124	0.97%	2.28%	(0.70)%	0.95%	2.26%	(0.68)%	41%
For the Period August 19, 2015[9] through October 31, 2015	(27.43)%	$ 2,903	0.95%	5.31%	(0.84)%	0.95%	5.31%	(0.84)%	0%
Direxion Daily Industrials Bull 3X Shares
For the Year Ended October 31, 2019	27.57%	$ 3,294	1.03%	1.84%	1.25%	0.95%	1.76%	1.33%	228%
For the Year Ended October 31, 2018	(14.26)%	$ 3,937	1.05%	1.58%	0.62%	0.95%	1.48%	0.72%	26%
For the Period May 3, 2017[9] through October 31, 2017	23.72%	$ 3,093	0.95%	3.54%	0.34%	0.95%	3.54%	0.34%	111%
749	Direxion Shares ETF Trust Prospectus

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[7]
	Total Return[5]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Junior Gold Miners Index Bull 3X Shares[11]
For the Year Ended October 31, 2019	95.77%	$ 948,731	1.26%	1.26%	0.62%	0.89%	0.89%	0.99%	279%
For the Year Ended October 31, 2018	(52.74)%	$ 635,801	0.93%	0.93%	0.35%	0.89%	0.89%	0.39%	116%
For the Year Ended October 31, 2017	(69.00)%	$ 751,846	0.94%	0.94%	0.33%	0.90%	0.90%	0.37%	245%
For the Year Ended October 31, 2016	207.07%	$ 712,681	1.05%	1.03%	(0.92)%	0.94%	0.92%	(0.81)%	289%
For the Year Ended October 31, 2015	(78.75)%	$ 106,686	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	589%
Direxion Daily Junior Gold Miners Index Bear 3X Shares
For the Year Ended October 31, 2019	(82.03)%	$ 148,229	1.06%	1.03%	1.44%	0.95%	0.92%	1.55%	0%
For the Year Ended October 31, 2018	17.70%	$ 59,624	1.03%	0.99%	0.51%	0.95%	0.91%	0.59%	0%
For the Year Ended October 31, 2017	(39.99)%	$ 115,274	1.03%	1.00%	(0.29)%	0.95%	0.92%	(0.21)%	0%
For the Year Ended October 31, 2016	(98.15)%	$ 82,096	0.97%	1.04%	(0.74)%	0.95%	1.02%	(0.72)%	0%
For the Year Ended October 31, 2015	(77.88)%	$ 68,335	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
Direxion Daily MSCI Real Estate Bull 3X Shares
For the Year Ended October 31, 2019	60.83%	$ 53,969	1.14%	1.22%	2.21%	0.95%	1.03%	2.40%	72%
For the Year Ended October 31, 2018	(7.13)%	$ 40,163	1.09%	1.12%	2.55%	0.95%	0.98%	2.69%	149%
For the Year Ended October 31, 2017	8.01%	$ 69,453	1.00%	1.05%	0.20%	0.95%	1.00%	0.25%	113%
For the Year Ended October 31, 2016	7.98%	$ 74,331	1.00%	1.04%	(0.62)%	0.95%	0.99%	(0.57)%	199%
For the Year Ended October 31, 2015	4.79%	$ 104,193	0.96%	0.95%	(0.29)%	0.95%	0.94%	(0.28)%	29%
Direxion Daily MSCI Real Estate Bear 3X Shares[11]
For the Year Ended October 31, 2019	(47.94)%	$ 15,495	0.97%	1.28%	1.41%	0.95%	1.26%	1.43%	0%
For the Year Ended October 31, 2018	(10.68)%	$ 19,156	0.99%	1.36%	0.71%	0.95%	1.32%	0.75%	0%
For the Year Ended October 31, 2017	(21.01)%	$ 15,882	0.97%	1.36%	(0.33)%	0.95%	1.34%	(0.31)%	0%
For the Year Ended October 31, 2016	(32.13)%	$ 22,967	0.95%	1.39%	(0.77)%	0.95%	1.39%	(0.77)%	0%
For the Year Ended October 31, 2015	(29.47)%	$ 11,745	0.96%	1.51%	(0.94)%	0.95%	1.50%	(0.93)%	0%
Direxion Daily Natural Gas Related Bull 3X Shares[11]
For the Year Ended October 31, 2019	(89.96)%	$ 42,038	1.24%	1.30%	0.62%	0.95%	1.01%	0.91%	158%
For the Year Ended October 31, 2018	(41.89)%	$ 32,319	1.19%	1.24%	0.08%	0.95%	1.00%	0.32%	44%
For the Year Ended October 31, 2017	(36.50)%	$ 53,343	0.99%	1.07%	(0.35)%	0.95%	1.03%	(0.31)%	48%
For the Year Ended October 31, 2016	(81.67)%	$ 57,293	1.00%	1.13%	(0.74)%	0.95%	1.08%	(0.69)%	839%
For the Year Ended October 31, 2015	(96.97)%	$ 39,588	0.96%	1.03%	(0.55)%	0.95%	1.02%	(0.54)%	137%
Direxion Daily Natural Gas Related Bear 3X Shares
For the Year Ended October 31, 2019	186.83%	$ 9,512	1.31%	1.72%	0.83%	0.95%	1.36%	1.19%	0%
For the Year Ended October 31, 2018	(7.53)%	$ 3,342	1.01%	1.37%	0.61%	0.95%	1.31%	0.67%	0%
For the Year Ended October 31, 2017	(13.96)%	$ 5,087	0.99%	1.74%	(0.34)%	0.95%	1.70%	(0.30)%	0%
For the Period December 3, 2015[9] through October 31, 2016	(78.87)%	$ 7,602	1.01%	1.70%	(0.82)%	0.95%	1.64%	(0.76)%	0%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
For the Year Ended October 31, 2019	(40.41)%	$ 8,611	0.97%	1.43%	0.72%	0.95%	1.41%	0.74%	246%
For the Period November 15, 2017[9] through October 31, 2018	6.49%	$ 3,979	0.98%	2.01%	0.30%	0.95%	1.98%	0.33%	152%
Direxion Daily Regional Banks Bull 3X Shares
For the Year Ended October 31, 2019	(14.83)%	$ 20,780	0.99%	1.07%	1.64%	0.95%	1.03%	1.68%	81%
For the Year Ended October 31, 2018	(25.20)%	$ 29,835	1.02%	1.04%	0.79%	0.95%	0.97%	0.86%	76%
Direxion Shares ETF Trust Prospectus	750

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[7]
	Total Return[5]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
For the Year Ended October 31, 2017	93.38%	$ 26,794	0.96%	1.07%	0.25%	0.95%	1.06%	0.26%	184%
For the Year Ended October 31, 2016	(1.67)%	$ 1,735	0.96%	2.67%	(0.05)%	0.95%	2.66%	(0.04)%	24%
For the Period August 19, 2015[9] through October 31, 2015	(11.78)%	$ 3,529	0.95%	3.78%	(0.35)%	0.95%	3.78%	(0.35)%	15%
Direxion Daily Regional Banks Bear 3X Shares
For the Year Ended October 31, 2019	(26.44)%	$ 2,403	1.13%	2.21%	1.18%	0.95%	2.03%	1.36%	0%
For the Year Ended October 31, 2018	(5.76)%	$ 3,319	0.99%	1.81%	0.56%	0.95%	1.77%	0.60%	0%
For the Year Ended October 31, 2017	(66.10)%	$ 3,538	0.95%	2.15%	(0.11)%	0.95%	2.15%	(0.11)%	0%
For the Year Ended October 31, 2016	(43.20)%	$ 1,044	0.98%	3.27%	(0.84)%	0.95%	3.24%	(0.81)%	0%
For the Period August 19, 2015[9] through October 31, 2015	(3.40)%	$ 3,864	0.96%	2.99%	(0.95)%	0.95%	2.98%	(0.94)%	0%
Direxion Daily Retail Bull 3X Shares
For the Year Ended October 31, 2019	(35.35)%	$ 12,967	1.01%	1.16%	1.15%	0.95%	1.10%	1.21%	84%
For the Year Ended October 31, 2018	51.66%	$ 31,367	1.09%	1.15%	0.59%	0.95%	1.01%	0.73%	81%
For the Year Ended October 31, 2017	(35.22)%	$ 36,728	0.99%	1.09%	(0.10)%	0.95%	1.05%	(0.06)%	659%
For the Year Ended October 31, 2016	5.58%	$ 36,689	0.99%	1.08%	(0.69)%	0.95%	1.04%	(0.65)%	59%
For the Year Ended October 31, 2015	85.90%	$ 58,530	0.98%	1.04%	(0.14)%	0.95%	1.01%	(0.11)%	24%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares
For the Year Ended October 31, 2019	(2.66)%	$ 20,468	1.05%	1.19%	0.76%	0.95%	1.09%	0.86%	184%
For the Period April 19, 2018[9] through October 31, 2018	(52.88)%	$ 4,123	0.95%	2.34%	(0.27)%	0.95%	2.34%	(0.27)%	75%
Direxion Daily S&P Biotech Bull 3X Shares
For the Year Ended October 31, 2019	(24.17)%	$ 487,452	0.98%	0.98%	0.53%	0.95%	0.95%	0.56%	114%
For the Year Ended October 31, 2018	(35.28)%	$ 592,472	1.14%	1.15%	0.18%	0.95%	0.96%	0.37%	510%
For the Year Ended October 31, 2017	165.27%	$ 379,297	1.04%	1.04%	(0.45)%	0.95%	0.95%	(0.36)%	642%
For the Year Ended October 31, 2016	(62.53)%	$ 279,883	0.98%	1.00%	(0.79)%	0.95%	0.97%	(0.76)%	1619%
For the Period May 28, 2015[9] through October 31, 2015	(51.93)%	$ 123,058	0.95%	1.05%	(0.93)%	0.95%	1.05%	(0.93)%	0%
Direxion Daily S&P Biotech Bear 3X Shares
For the Year Ended October 31, 2019	(47.16)%	$ 82,336	1.05%	1.07%	1.29%	0.95%	0.97%	1.39%	0%
For the Year Ended October 31, 2018	(21.81)%	$ 56,196	1.00%	1.02%	0.74%	0.95%	0.97%	0.79%	0%
For the Year Ended October 31, 2017	(81.67)%	$ 98,361	0.96%	0.99%	(0.17)%	0.95%	0.98%	(0.16)%	0%
For the Year Ended October 31, 2016	(33.06)%	$ 82,490	1.01%	1.08%	(0.82)%	0.95%	1.02%	(0.76)%	0%
For the Period May 28, 2015[9] through October 31, 2015	2.70%	$ 28,753	0.96%	1.55%	(0.95)%	0.95%	1.54%	(0.94)%	0%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares[12]
For the Year Ended October 31, 2019	(87.55)%	$ 193,733	1.09%	1.10%	0.95%	0.95%	0.96%	1.09%	257%
For the Year Ended October 31, 2018	(10.42)%	$ 156,655	1.04%	1.05%	0.21%	0.95%	0.96%	0.30%	119%
For the Year Ended October 31, 2017	(27.03)%	$ 129,723	1.02%	1.04%	(0.24)%	0.95%	0.97%	(0.17)%	350%
For the Year Ended October 31, 2016	(48.81)%	$ 59,024	0.98%	1.06%	(0.77)%	0.95%	1.03%	(0.74)%	76%
For the Period May 28, 2015[9] through October 31, 2015	(66.28)%	$ 8,770	0.95%	2.44%	(0.76)%	0.95%	2.44%	(0.76)%	0%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares[11]
For the Year Ended October 31, 2019	106.33%	$ 36,006	1.40%	1.46%	0.88%	0.95%	1.01%	1.33%	0%
For the Year Ended October 31, 2018	(46.86)%	$ 42,465	0.99%	1.02%	0.77%	0.95%	0.98%	0.81%	0%
For the Year Ended October 31, 2017	(34.05)%	$ 30,119	1.05%	1.18%	(0.38)%	0.95%	1.08%	(0.28)%	0%
For the Year Ended October 31, 2016	(64.83)%	$ 26,950	0.96%	1.12%	(0.75)%	0.95%	1.11%	(0.74)%	0%
751	Direxion Shares ETF Trust Prospectus

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[7]
	Total Return[5]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
For the Period May 28, 2015[9] through October 31, 2015	41.93%	$ 5,677	0.98%	2.13%	(0.97)%	0.95%	2.10%	(0.94)%	0%
Direxion Daily Semiconductor Bull 3X Shares
For the Year Ended October 31, 2019	98.82%	$ 634,080	1.35%	1.35%	0.74%	0.93%	0.93%	1.16%	92%
For the Year Ended October 31, 2018	(31.68)%	$ 582,998	1.10%	1.09%	0.56%	0.94%	0.93%	0.72%	101%
For the Year Ended October 31, 2017	238.31%	$ 525,405	1.06%	1.04%	(0.02)%	0.95%	0.93%	0.09%	17%
For the Year Ended October 31, 2016	70.06%	$ 112,149	0.97%	1.01%	(0.44)%	0.95%	0.99%	(0.42)%	29%
For the Year Ended October 31, 2015	(2.49)%	$ 131,929	0.97%	1.00%	(0.57)%	0.95%	0.98%	(0.55)%	26%
Direxion Daily Semiconductor Bear 3X Shares[13]
For the Year Ended October 31, 2019	(76.67)%	$ 237,361	1.02%	1.01%	1.45%	0.95%	0.94%	1.52%	0%
For the Year Ended October 31, 2018	(17.63)%	$ 65,459	0.97%	0.98%	0.73%	0.95%	0.96%	0.75%	0%
For the Year Ended October 31, 2017	(78.84)%	$ 48,915	0.96%	1.03%	(0.18)%	0.95%	1.02%	(0.17)%	0%
For the Year Ended October 31, 2016	(63.80)%	$ 51,460	0.96%	1.02%	(0.77)%	0.95%	1.01%	(0.76)%	0%
For the Year Ended October 31, 2015	(38.36)%	$ 38,178	0.96%	1.08%	(0.95)%	0.95%	1.07%	(0.94)%	0%
Direxion Daily Technology Bull 3X Shares
For the Year Ended October 31, 2019	47.55%	$ 774,641	1.36%	1.36%	0.27%	0.95%	0.95%	0.68%	47%
For the Year Ended October 31, 2018	16.99%	$ 671,151	1.17%	1.17%	0.29%	0.95%	0.95%	0.51%	41%
For the Year Ended October 31, 2017	127.43%	$ 452,001	1.03%	1.03%	0.01%	0.95%	0.95%	0.09%	0%
For the Year Ended October 31, 2016	22.72%	$ 172,728	0.97%	0.99%	(0.58)%	0.95%	0.97%	(0.56)%	153%
For the Year Ended October 31, 2015	17.83%	$ 194,728	0.97%	0.97%	(0.89)%	0.95%	0.95%	(0.87)%	418%
Direxion Daily Technology Bear 3X Shares
For the Year Ended October 31, 2019	(56.25)%	$ 59,340	0.98%	1.03%	1.53%	0.95%	1.00%	1.56%	0%
For the Year Ended October 31, 2018	(39.38)%	$ 33,349	0.96%	1.05%	0.85%	0.95%	1.04%	0.86%	0%
For the Year Ended October 31, 2017	(61.79)%	$ 17,419	0.96%	1.15%	(0.20)%	0.95%	1.14%	(0.19)%	0%
For the Year Ended October 31, 2016	(37.49)%	$ 19,598	0.96%	1.15%	(0.77)%	0.95%	1.14%	(0.76)%	0%
For the Year Ended October 31, 2015	(38.13)%	$ 19,030	0.95%	1.07%	(0.94)%	0.95%	1.07%	(0.94)%	0%
Direxion Daily Transportation Bull 3X Shares
For the Year Ended October 31, 2019	(6.66)%	$ 3,751	0.99%	1.57%	0.92%	0.95%	1.53%	0.96%	74%
For the Year Ended October 31, 2018	1.13%	$ 10,849	0.95%	1.37%	0.57%	0.95%	1.37%	0.57%	0%
For the Period May 3, 2017[9] through October 31, 2017	17.76%	$ 2,945	0.95%	3.62%	0.13%	0.95%	3.62%	0.13%	0%
Direxion Daily Utilities Bull 3X Shares
For the Year Ended October 31, 2019	67.76% [14]	$ 16,029	1.04%	1.58%	1.76%	0.95%	1.49%	1.85%	72%
For the Year Ended October 31, 2018	(8.72)%	$ 4,172	0.96%	1.45%	2.15%	0.95%	1.44%	2.16%	44%
For the Period May 3, 2017[9] through October 31, 2017	24.52%	$ 3,113	0.95%	3.46%	1.04%	0.95%	3.46%	1.04%	86%
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Year Ended October 31, 2019	40.66%	$ 21,600	1.05%	1.28%	1.09%	0.95%	1.18%	1.19%	97%
For the Year Ended October 31, 2018	(11.54)%	$ 5,824	1.01%	1.57%	0.76%	0.95%	1.51%	0.82%	0%
For the Year Ended October 31, 2017	(7.60)%	$ 8,851	0.96%	1.70%	(0.04)%	0.95%	1.69%	(0.03)%	134%
For the Year Ended October 31, 2016	11.42%	$ 7,688	0.98%	1.59%	(0.81)%	0.95%	1.56%	(0.78)%	0%
For the Year Ended October 31, 2015	9.46%	$ 7,011	0.96%	1.48%	(0.94)%	0.95%	1.47%	(0.93)%	0%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Year Ended October 31, 2019	(30.84)%	$ 11,109	0.97%	1.18%	1.41%	0.95%	1.16%	1.43%	0%
Direxion Shares ETF Trust Prospectus	752

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[7]
	Total Return[5]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
For the Year Ended October 31, 2018	11.01%	$ 20,189	1.05%	1.15%	0.45%	0.95%	1.05%	0.55%	0%
For the Year Ended October 31, 2017	2.64%	$ 28,724	0.97%	1.07%	(0.33)%	0.95%	1.05%	(0.31)%	0%
For the Year Ended October 31, 2016	(17.32)%	$ 26,612	0.95%	1.08%	(0.78)%	0.95%	1.08%	(0.78)%	0%
For the Year Ended October 31, 2015	(16.95)%	$ 40,461	0.95%	0.94%	(0.93)%	0.95%	0.94%	(0.93)%	0%
Direxion Daily 20+ Year Treasury Bull 3X Shares
For the Year Ended October 31, 2019	88.98%	$ 189,539	1.12%	1.12%	1.25%	0.92%	0.92%	1.46%	66%
For the Year Ended October 31, 2018	(23.07)%	$ 100,873	0.97%	0.95%	1.31%	0.94%	0.92%	1.34%	0%
For the Year Ended October 31, 2017	(13.64)%	$ 90,347	0.98%	0.97%	0.36%	0.95%	0.94%	0.39%	66%
For the Year Ended October 31, 2016	23.01%	$ 67,396	0.97%	0.97%	(0.40)%	0.95%	0.95%	(0.38)%	206%
For the Year Ended October 31, 2015	8.47%	$ 62,614	0.96%	0.94%	(0.34)%	0.95%	0.93%	(0.33)%	56%
Direxion Daily 20+ Year Treasury Bear 3X Shares
For the Year Ended October 31, 2019	(52.34)%	$ 123,239	1.10%	1.10%	1.32%	0.91%	0.91%	1.51%	0%
For the Year Ended October 31, 2018	19.71%	$ 345,100	0.99%	0.99%	0.54%	0.90%	0.90%	0.63%	0%
For the Year Ended October 31, 2017	1.75%	$ 371,392	0.93%	0.93%	(0.31)%	0.90%	0.90%	(0.28)%	0%
For the Year Ended October 31, 2016	(31.87)%	$ 378,946	0.92%	0.92%	(0.77)%	0.92%	0.92%	(0.77)%	0%
For the Year Ended October 31, 2015	(29.13)%	$ 537,016	0.90%	0.90%	(0.88)%	0.89%	0.89%	(0.87)%	0%
[1]	Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Includes interest expense and extraordinary expenses, which comprise of tax and litigation expenses.
[3]	Excludes interest expense and extraordinary expenses, which comprise of tax and litigation expenses.
[4]	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain(loss) per share is not in accordance with the Fund's changes in net realized and unrealized gain(loss) on investments, in-kind redemptions, futures, and swaps for the year/period.
[5]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions at net asset value during the year/period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the Adviser.
[6]	Net expenses include effects of any reimbursement/waiver or recoupment.
[7]	For periods less than a year, these ratios are annualized.
[8]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.
[9]	Commencement of operations.
[10]	Between $(0.005) and $0.005.
[11]	Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.
[12]	Effective November 22, 2019, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.
[13]	Effective June 28, 2019, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.
[14]	The Fund's total return includes voluntary reimbursement by the Adviser for a realized loss on a trading error. Had this reimbursement not been made to the Fund, total return would have been 1.94% lower.
753	Direxion Shares ETF Trust Prospectus

Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
More Information on the Direxion Shares ETF Trust
Statement of Additional Information (“SAI”):
The Funds' SAI contains more information on each Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Funds' reports will provide additional information on the Funds' investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period.
To Obtain the SAI or Fund Reports Free of Charge:
Write to:	Direxion Shares ETF Trust
1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File Number: 811-22201

Direxion Shares ETF Trust
Statement of Additional Information
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
The Direxion Shares ETF Trust (“Trust”) is an investment company that offers shares of a variety of exchange-traded funds to the public. The shares of the funds offered in this Statement of Additional Information (“SAI”) are, or upon commencement of operations will be, listed and traded on the NYSE Arca, Inc. This SAI relates to the funds listed below (each, a “Fund” and collectively, the “Funds”).
3X Bull Funds	3X Bear Funds
Direxion Daily Mid Cap Bull 3X Shares (MIDU)	Direxion Daily Mid Cap Bear 3X Shares (MIDZ)
Direxion Daily S&P 500® Bull 3X Shares (SPXL)	Direxion Daily S&P 500® Bear 3X Shares (SPXS)
Direxion Daily Small Cap Bull 3X Shares (TNA)	Direxion Daily Small Cap Bear 3X Shares (TZA)
Direxion Daily Dow 30 Bull 3X Shares	Direxion Daily Dow 30 Bear 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares (HIBL)	Direxion Daily S&P 500® High Beta Bear 3X Shares (HIBS)
Direxion Daily MSCI Brazil Bull 3X Shares (BRZU)	Direxion Daily MSCI Brazil Bear 3X Shares
Direxion Daily MSCI Canada Bull 3X Shares	Direxion Daily MSCI Canada Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares (YINN)	Direxion Daily FTSE China Bear 3X Shares (YANG)
Direxion Daily MSCI Developed Markets Bull 3X Shares (DZK)	Direxion Daily MSCI Developed Markets Bear 3X Shares (DPK)
Direxion Daily MSCI Emerging Markets Bull 3X Shares (EDC)	Direxion Daily MSCI Emerging Markets Bear 3X Shares (EDZ)
Direxion Daily FTSE Europe Bull 3X Shares (EURL)
Direxion Daily MSCI India Bull 3X Shares (INDL)	Direxion Daily MSCI India Bear 3X Shares
Direxion Daily MSCI Italy Bull 3X Shares	Direxion Daily MSCI Italy Bear 3X Shares
Direxion Daily MSCI Japan Bull 3X Shares (JPNL)
Direxion Daily Latin America Bull 3X Shares (LBJ)
Direxion Daily MSCI Mexico Bull 3X Shares (MEXX)	Direxion Daily MSCI Mexico Bear 3X Shares
Direxion Daily Russia Bull 3X Shares (RUSL)	Direxion Daily Russia Bear 3X Shares (RUSS)
Direxion Daily MSCI South Korea Bull 3X Shares (KORU)	Direxion Daily MSCI South Korea Bear 3X Shares
Direxion Daily MSCI Turkey Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares (DFEN)	Direxion Daily Aerospace & Defense Bear 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares (LABU)	Direxion Daily S&P Biotech Bear 3X Shares (LABD)
Direxion Daily Communication Services Index Bull 3X Shares (TAWK)	Direxion Daily Communication Services Index Bear 3X Shares (MUTE)
Direxion Daily Consumer Discretionary Bull 3X Shares (WANT)	Direxion Daily Consumer Discretionary Bear 3X Shares (PASS)
Direxion Daily Consumer Staples Bull 3X Shares (NEED)	Direxion Daily Consumer Staples Bear 3X Shares (LACK)
Direxion Daily Energy Bull 3X Shares (ERX)	Direxion Daily Energy Bear 3X Shares (ERY)
Direxion Daily Financial Bull 3X Shares (FAS)	Direxion Daily Financial Bear 3X Shares (FAZ)
Direxion Daily Gold Miners Index Bull 3X Shares (NUGT)	Direxion Daily Gold Miners Index Bear 3X Shares (DUST)
Direxion Daily Healthcare Bull 3X Shares (CURE)
Direxion Daily Homebuilders & Supplies Bull 3X Shares (NAIL)	Direxion Daily Homebuilders & Supplies Bear 3X Shares
Direxion Daily Industrials Bull 3X Shares (DUSL)	Direxion Daily Industrials Bear 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares (WEBL)	Direxion Daily Dow Jones Internet Bear 3X Shares (WEBS)
Direxion Daily Junior Gold Miners Index Bull 3X Shares (JNUG)	Direxion Daily Junior Gold Miners Index Bear 3X Shares (JDST)
Direxion Daily Metals & Mining Bull 3X Shares	Direxion Daily Metals & Mining Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares (GASL)	Direxion Daily Natural Gas Related Bear 3X Shares (GASX)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares (GUSH)	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares (DRIP)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares (PILL)	Direxion Daily Pharmaceutical & Medical Bear 3X Shares

3X Bull Funds	3X Bear Funds
Direxion Daily MSCI Real Estate Bull 3X Shares (DRN)	Direxion Daily MSCI Real Estate Bear 3X Shares (DRV)
Direxion Daily Regional Banks Bull 3X Shares (DPST)	Direxion Daily Regional Banks Bear 3X Shares (WDRW)
Direxion Daily Retail Bull 3X Shares (RETL)	Direxion Daily Retail Bear 3X Shares
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares (UBOT)
Direxion Daily Semiconductor Bull 3X Shares (SOXL)	Direxion Daily Semiconductor Bear 3X Shares (SOXS)
Direxion Daily Technology Bull 3X Shares (TECL)	Direxion Daily Technology Bear 3X Shares (TECS)
Direxion Daily Transportation Bull 3X Shares (TPOR)	Direxion Daily Transportation Bear 3X Shares
Direxion Daily Utilities Bull 3X Shares (UTSL)	Direxion Daily Utilities Bear 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares (TYD)	Direxion Daily 7-10 Year Treasury Bear 3X Shares (TYO)
Direxion Daily 20+ Year Treasury Bull 3X Shares (TMF)	Direxion Daily 20+ Year Treasury Bear 3X Shares (TMV)
The Funds seek daily leveraged investment results and are intended to be used as short-term trading vehicles. The Funds with “Bull” in their names attempt to provide daily investment results that correspond to three times the performance of an underlying index and are collectively referred to as the “Bull Funds.” Each Fund with “Bear” in its name attempts to provide daily investment results that correspond to three times the inverse (or opposite) of the performance of an underlying index and are collectively referred to as the “Bear Funds.”
The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)	The Funds pursue daily leveraged investment objectives, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of their underlying index.
(2)	Each Bear Fund pursues a daily leveraged investment objective that is inverse to the performance of its underlying index, a result opposite of most mutual funds and exchange-traded funds.
(3)	The pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index may affect a Fund’s return as much as, or more than, the return of the underlying index. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying index for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)	understand the risks associated with the use of leverage;
(b)	understand the consequences of seeking daily leveraged investment results;
(c)	for a Bear Fund, understand the risk of shorting; and
(d)	intend to actively monitor and manage their investments.
Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
If a Fund’s underlying index moves more than 33% on a given trading day in a direction adverse to the Fund, the Fund’s investors would lose all of their money. The Funds’ investment adviser, Rafferty Asset Management, LLC, will attempt to position each Fund’s portfolio to ensure that a Fund does not gain or lose more than 90% of its net asset value on a given trading day. As a consequence, a Fund’s portfolio should not be responsive to underlying index movements beyond 30% on a given trading day, whether that movement is favorable or adverse to the Fund. For example, if a Bull Fund’s underlying index was to gain 35% on a given trading day, that Fund should be limited to a gain of 90% for that day, which corresponds to 300% of an underlying index gain of 30%, rather than 300% of an underlying index gain of 35%.
This SAI, dated February 28, 2020, is not a prospectus. It should be read in conjunction with the Funds' prospectus dated February 28, 2020 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.
February 28, 2020

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ii

Direxion Shares ETF Trust
The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 124 separate series or “Funds.”
The Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, and the Direxion Daily 20+ Year Treasury Bear 3X Shares are collectively referred to as the “Fixed Income Funds.”
The Funds with the word “Bull” in their name (collectively, the “Bull Funds”), attempt to provide investment results that correlate positively to the return of an underlying index, meaning the Bull Funds attempt to move in the same direction as the underlying index. Each Fund with the word “Bear” in its name (collectively, the “Bear Funds”), attempts to provide investment results that correlate negatively to the return of an underlying index, meaning that each Bear Fund attempts to move in the opposite or inverse direction of the underlying index. As used in this Prospectus, the terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
The Bull Funds seek daily leveraged investment results, before fees and expenses, of 300% of the performance of an underlying index. The Bear Funds seek daily inverse leveraged investment results, before fees and expenses, of 300% of the inverse of the performance of an underlying index. If, on a given day, the underlying index gains 1%, the Bull Funds are designed to gain approximately 3% (which is equal to 300% of 1%), while the Bear Funds are designed to lose approximately 3%. Conversely, if the the underlying index loses 1% on a given day, the Bull Funds are designed to lose approximately 3%, while the Bear Funds are designed to gain approximately 3% (which is equal to -300% of the 1% index loss). The Funds seek leveraged investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day—which should not be equated with seeking a leveraged investment objective for any other period. The Funds are designed as short-term trading vehicles. The Funds are intended to be used by investors who intend to actively monitor and manage their portfolios.
Shares of each Fund (“Shares”) are issued and redeemed only in large blocks called “Creation Units.” The Shares offered in this SAI are, or upon commencement of operations will be, listed and traded on the NYSE Arca, Inc. (the “Exchange”). Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares, as discussed in the “Purchases and Redemptions” section below.
The Funds seek daily leveraged investment results and are intended to be used as short-term trading vehicles. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors in the Funds should note that:
(1)	Each Fund pursues a daily leveraged investment objective, which means that the Funds are riskier than alternatives that do not use leverage because each Fund magnifies the performance of its underlying index.
(2)	Each Bear Fund pursues a daily leveraged investment objective that is inverse to the performance of its underlying index, a result opposite of most mutual funds and ETFs.
(3)	The pursuit of daily leveraged investment objectives means that the return of a Fund for a period different than a trading day will be the product of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index may affect a Fund’s return as much or more than the return of the underlying index. Further, the return for investors that invest for a period different than a full trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying index for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)	understand the risks associated with the use of leverage;
(b)	understand the consequences of seeking daily leveraged investment results;
(c)	for the BearFunds, understand the risk of shorting; and
(d)	intend to actively monitor and manage their investments.
Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds. There is no assurance that any Fund offered in this SAI will achieve its daily leveraged objective and an investment in a Fund could lose money. No single Fund is a complete investment program.If a Fund’s underlying
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index moves more than 33% on a given trading day in a direction adverse to the Fund, the Fund’s investors would lose all of their money. Rafferty will attempt to position each Fund’s portfolio to ensure that a Fund does not gain or lose more than 90% of its net asset value (“NAV”) on a given trading day. As a consequence, a Fund’s portfolio should not be responsive to underlying index movements beyond 30% on a given trading day, whether that movement is favorable or adverse to the Fund. For example, if a Bull Fund’s underlying index was to gain 35% on a given trading day, that Fund should be limited to a gain of 90% for that day, which corresponds to 300% of an underlying index gain of 30%, rather than 300% of an underlying index gain of 35%.
Classification of the Funds
Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s NAV may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.
Exchange Listing and Trading
The Shares are, or upon commencement of operations will be, listed and traded on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) the value of the underlying index is no longer calculated or available; (iii) a Fund's underlying index no longer meets various liquidity and other metrics as required by the Exchange’s continued listing standards; or (iv)such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
As is the case with other publicly listed securities, when Shares of a Fund are bought or sold through a broker, an investor may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund or an investor’s equity interest in a Fund.
The trading prices of each Fund’s shares in the secondary market generally differ from each Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Rafferty Asset Management, LLC ("Rafferty" or "Adviser") may, from time to time, make payments to certain market makers in the Trust’s shares pursuant to an Exchange authorized program.
In order to provide additional information regarding the value of Shares of a Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for each Fund. Each Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of a Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, nor responsible for, the calculation or dissemination of the IOPV and make no representations or warranty as to its accuracy.
Investment Policies and Techniques
Each Fund seeks investment results that correspond to the performance of an underlying index, before fees and expenses, as follows:
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Fund	Underlying Index	Daily Leveraged Investment Objective
Direxion Daily Mid Cap Bull 3X Shares	S&P Midcap® 400 Index	300%
Direxion Daily Mid Cap Bear 3X Shares		-300%
Direxion Daily S&P 500® Bull 3X Shares	S&P 500® Index	300%
Direxion Daily S&P 500® Bear 3X Shares		-300%
Direxion Daily Small Cap Bull 3X Shares	Russell 2000® Index	300%
Direxion Daily Small Cap Bear 3X Shares		-300%
Direxion Daily Dow 30 Bull 3X Shares	Dow Jones Industrial Average Index	300%
Direxion Daily Dow 30 Bear 3X Shares		-300%
Direxion Daily S&P 500® High Beta Bull 3X Shares	S&P 500® High Beta Index	300%
Direxion Daily S&P 500® High Beta Bear 3X Shares		-300%
Direxion Daily MSCI Brazil Bull 3X Shares	MSCI Brazil 25/50 Index	300%
Direxion Daily MSCI Brazil Bear 3X Shares		-300%
Direxion Daily MSCI Canada Bull 3X Shares	MSCI Canada Index	300%
Direxion Daily MSCI Canada Bear 3X Shares		-300%
Direxion Daily FTSE China Bull 3X Shares	FTSE China 50 Index	300%
Direxion Daily FTSE China Bear 3X Shares		-300%
Direxion Daily MSCI Developed Markets Bull 3X Shares	MSCI EAFE® Index	300%
Direxion Daily MSCI Developed Markets Bear 3X Shares		-300%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	MSCI Emerging Markets IndexSM	300%
Direxion Daily MSCI Emerging Markets Bear 3X Shares		-300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe All Cap Index	300%
Direxion Daily MSCI India Bull 3X Shares	MSCI India Index	300%
Direxion Daily MSCI India Bear 3X Shares		-300%
Direxion Daily MSCI Italy Bull 3X Shares	MSCI Italy 25/50 Index	300%
Direxion Daily MSCI Italy Bear 3X Shares		-300%
Direxion Daily MSCI Japan Bull 3X Shares	MSCI Japan Index	300%
Direxion Daily Latin America Bull 3X Shares	S&P Latin America 40 Index	300%
Direxion Daily MSCI Mexico Bull 3X Shares	MSCI Mexico IMI 25/50 Index	300%
Direxion Daily MSCI Mexico Bear 3X Shares		-300%
Direxion Daily Russia Bull 3X Shares	MVIS Russia Index	300%
Direxion Daily Russia Bear 3X Shares		-300%
Direxion Daily MSCI South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily MSCI South Korea Bear 3X Shares		-300%
Direxion Daily MSCI Turkey Bull 3X Shares	MSCI Turkey IMI 25/50 Index	300%
Direxion Daily Aerospace & Defense Bull 3X Shares	Dow Jones U.S. Select Aerospace & Defense Index	300%
Direxion Daily Aerospace & Defense Bear 3X Shares		-300%
Direxion Daily S&P Biotech Bull 3X Shares	S&P Biotechnology Select Industry Index	300%
Direxion Daily S&P Biotech Bear 3X Shares		-300%
Direxion Daily Communication Services Index Bull 3X Shares	Communication Services Select Sector Index	300%
Direxion Daily Communication Services Index Bear 3X Shares		-300%
Direxion Daily Consumer Discretionary Bull 3X Shares	Consumer Discretionary Select Sector Index	300%
Direxion Daily Consumer Discretionary Bear 3X Shares		-300%
Direxion Daily Consumer Staples Bull 3X Shares	Consumer Staples Select Sector Index	300%
Direxion Daily Consumer Staples Bear 3X Shares		-300%
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Fund	Underlying Index	Daily Leveraged Investment Objective
Direxion Daily Energy Bull 3X Shares	Energy Select Sector Index	300%
Direxion Daily Energy Bear 3X Shares		-300%
Direxion Daily Financial Bull 3X Shares	Russell 1000® Financial Services Index	300%
Direxion Daily Financial Bear 3X Shares		-300%
Direxion Daily Gold Miners Index Bull 3X Shares	NYSE Arca Gold Miners Index	300%
Direxion Daily Gold Miners Index Bear 3X Shares		-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Dow Jones U.S. Select Home Construction Index	300%
Direxion Daily Homebuilders & Supplies Bear 3X Shares		-300%
Direxion Daily Industrials Bull 3X Shares	Industrials Select Sector Index	300%
Direxion Daily Industrials Bear 3X Shares		-300%
Direxion Daily Dow Jones Internet Bull 3X Shares	Dow Jones Internet Composite Index	300%
Direxion Daily Dow Jones Internet Bear 3X Shares		-300%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	MVIS Global Junior Gold Miners Index	300%
Direxion Daily Junior Gold Miners Index Bear 3X Shares		-300%
Direxion Daily Metals & Mining Bull 3X Shares	S&P Metals & Mining Select Industry Index	300%
Direxion Daily Metals & Mining Bear 3X Shares		-300%
Direxion Daily Natural Gas Related Bull 3X Shares	ISE-Revere Natural Gas IndexTM	300%
Direxion Daily Natural Gas Related Bear 3X Shares		-300%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	S&P Oil & Gas Exploration & Production Select Industry Index	300%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares		-300%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	S&P Pharmaceuticals Select Industry Index	300%
Direxion Daily Pharmaceutical & Medical Bear 3X Shares		-300%
Direxion Daily MSCI Real Estate Bull 3X Shares	MSCI US IMI Real Estate 25/50 Index	300%
Direxion Daily MSCI Real Estate Bear 3X Shares		-300%
Direxion Daily Regional Banks Bull 3X Shares	S&P Regional Banks Select Industry Index	300%
Direxion Daily Regional Banks Bear 3X Shares		-300%
Direxion Daily Retail Bull 3X Shares	S&P Retail Select Industry Index	300%
Direxion Daily Retail Bear 3X Shares		-300%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	Indxx Global Robotics and Artificial Intelligence Thematic Index	300%
Direxion Daily Semiconductor Bull 3X Shares	PHLX Semiconductor Sector Index	300%
Direxion Daily Semiconductor Bear 3X Shares		-300%
Direxion Daily Technology Bull 3X Shares	Technology Select Sector Index	300%
Direxion Daily Technology Bear 3X Shares		-300%
Direxion Daily Transportation Bull 3X Shares	Dow Jones Transportation AverageTM	300%
Direxion Daily Transportation Bear 3X Shares		-300%
Direxion Daily Utilities Bull 3X Shares	Utilities Select Sector Index	300%
Direxion Daily Utilities Bear 3X Shares		-300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	ICE U.S. Treasury 7-10 Year Bond Index	300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares		-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares	ICE U.S. Treasury 20+ Year Bond Index	300%
Direxion Daily 20+ Year Treasury Bear 3X Shares		-300%
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Each Fund’s investment objective is a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval.
Subject to the limitations described in the “Investment Restrictions” section, each Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s investment objective.
This section provides a description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in an exchange-traded fund ("ETF") is that its returns will fluctuate and you could lose money.
Asset-Backed Securities
A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Bank Obligations
Money Market Instruments. A Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). A Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.
A Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.
Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.
Corporate Debt Securities
A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered
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investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance.
On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Also in 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
The Federal Reserve Bank of New York began publishing SOFR in April 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress.
Various financial industry groups have begun planning for the transition from LIBOR to SOFR (or another new benchmark), but there are obstacles to converting certain longer term securities and transactions. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Among other negative consequences, the transition away from LIBOR could:
•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives in which a Fund may invest;
•	Require extensive negotiations of and/or amendments to agreements and other documentation governing LIBOR-linked investments products;
•	Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fall back” provisions that provide for an alternative reference rate in the event of LIBOR’s unavailability; or
•	Cause a Fund to incur additional costs in relation to any of the above factors.
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The risks associated with the above factors are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market and the depth of the market for investments based on alternative reference rates. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
Equity Securities
Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.
Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.
Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Foreign Securities
A Fund may have both direct and indirect exposure to foreign securities through investments in publicly traded securities such as stocks and bonds, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of the imposition of exchange controls. The prices of such securities may be more volatile than those of U.S. securities. There maybe also be the possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting currencies in connection with purchases and sales of foreign securities.
Non-U.S. stocks markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject
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to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchanges rates may also affect the earning power and asset value of the foreign entity issuing a security, even on denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing, but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Asia-Pacific Countries. In addition to the risks associated with foreign and emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well-capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on a Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
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Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in a Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation, a rising unemployment rate, and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption. For example, the Brazilian Federal Police conducted a criminal investigation into corruption allegations, known as Operation Car Wash, which led to charges against high level politicians and corporate executives and resulted in substantial fines for some of Brazil’s largest companies. This has had a widespread political and economic impact and may continue to affect negatively the country and the reputation of Brazilian companies connected with the investigation, and therefore, the trading price of securities issued by those companies. While the economy of Brazil has enjoyed substantial economic growth in recent years, there can be no guarantee that this growth will continue.
China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; (vii) differences in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers; and (viii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism.
For over three decades, the Chinese government has been reforming economic and market practice and has been providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possible return to the completely centrally planned economy that existed prior to 1978. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s
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key trading partners may have an adverse impact on the Chinese economy. These and other factors may decrease the value and liquidity of a Fund's investments. The Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration of global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market.
There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with significant operations in China as well as PCAOB-registered auditing firms in China. Currently, the SEC and PCAOB are only able to get limited information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China. These restrictions may result in the unavailability of material information about the Chinese issuers.
In January 2020, in response to the ongoing “trade war,” the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time.
China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted other than through licenses granted by the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses. Each license permits investment in A-shares only up to a specified quota.
Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The nature and duration of such a market disruption or the impact that it may have on the A-Share market are unknown. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.
The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a Fund’s intended scope of investment.
The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.
Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading.
Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries.
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A Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the EU (referred to as “Brexit”). The referendum introduced significant uncertainties and instability in the financial markets as the UK negotiated its exit from the EU. The UK officially left the EU on January 31, 2020, with a transitional period set to end on December 31, 2020. During this period, the UK effectively remains in the EU’s custom union and single market and continues to obey EU rules. However, the UK is no longer part of the political institutions. The effects of Brexit will depend on any agreement the UK makes to retain access to the EU Common Market either during the transitional period or more permanently and whether the UK enters into any trade deals with other countries, such as the United States. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may negatively affect the City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit would likely create additional economic stresses for the UK, including the potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment.
Brexit may also have a destabilizing impact on the EU to the extent that other member states similarly seek to withdraw from the EU. Any further exits from the EU would likely cause additional market disruptions globally and introduce new legal and regulatory uncertainties.
India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by a Fund. The securities markets in India are comparatively underdeveloped with some exceptions and consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. The limited liquidity of the Indian securities market may also affect a Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track its underlying index.
The Indian government exercises significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objectives of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a
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sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of a Fund’s portfolio and result in extreme volatility in the prices of Indian securities. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss for a Fund.
Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before a Fund can make investments in Indian companies. Foreign investors in India still face burdensome taxes on investments in income producing securities.
While the Indian economy has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, a Fund’s holdings are expected to experience correlated fluctuations. Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy. Agriculture occupies a prominent position in the Indian economy, therefore, it may be negatively affected by adverse weather conditions and the effects of global climate change. These and other factors may decrease the value and liquidity of a Fund's investments.
Italy. Investment in Italian issuers involves risks that are specific to Italy, including, regulatory, political, currency, and economic risks. Italy’s economy is dependent upon external trade with other economies—specifically Germany, France and other Western European developed countries. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the EU and could potentially lead to default. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. Italy has been warned by the Economic and Monetary Union of the EU to reduce its public spending and debt and actions by Italy to cut spending or increase taxes in response could have significant adverse effects on the Italian economy. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating and could decrease outside investment in Italian companies. High amounts of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.
Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. In December 2019, Japan’s government approved a fiscal stimulus package of nearly $120 billion in order to stimulate its slowing economy, which has been negatively affected by decreased demand from China and by recent political conflicts with South Korea. Japan is heavily dependent on exports and foreign oil and may be adversely affected by higher commodity prices, trade tariffs, protectionist measures, competition from emerging economies, and the economic conditions of its trading partners, such as China. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. The risks of natural disaster of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor markets may negatively impact Japan’s economic competitiveness.
South Korea. South Korean investments may be significantly affected by events influencing its economy, which is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchanges rates and government regulation, and vulnerable to downturns of the world economy, particularly with respects to its four largest export markets (the EU, Japan, United States, and China). South Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. The South Korean economy’s long-term challenges include an aging population, inflexible labor market, and overdependence on exports to drive economic growth. Relations with North Korea could also have as significant impact on the economy of South Korea.
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Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Armed conflict between North Korea and South Korea could have a severe adverse impact on the South Korean economy and its securities markets.
Latin America. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. The governments of certain countries in Latin America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Latin America. Some countries in Latin America may be affected by public corruption and crime, including organized crime. Certain countries in Latin America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Latin America in which a Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund may be adversely affected if it invests in such issuers. Certain Latin American countries may also have managed currencies, which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. Dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Mexico. Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, and economic risks. In the past, Mexico has experienced high interest rates, economic volatility, significant devaluation of its currency (the peso), and high unemployment rates. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Additionally, a high level of foreign investment in Mexican assets may increase Mexico’s exposure to risks associated with changes in international investor sentiment. In 2018, the United States, Mexico and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces the current North American Free Trade Agreement among the three countries. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canada Parliament for implementation. The adoption of USMCA may have a significant impact on Mexico’s economy and, consequently, the value of the securities held by a Fund.
The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic component of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. Because commodities such as oil and gas, minerals and metals represent a large portion of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. Mexico’s economy has also become increasingly manufacturing-oriented. Because Mexico’s top export is automotive vehicles, its economy is strongly tied to the U.S. automotive market, and changes to certain segments in the U.S. market could have an impact on the Mexican economy. The automotive industry and other industrial products can be highly cyclical, and companies in these industries may suffer periodic operating losses. These industries can also be significantly affected by labor relations and fluctuating component prices. The agricultural and mining sectors of Mexico’s economy also account for a large portion of its exports, and Mexico is susceptible to fluctuations in the price and demand for agricultural products and natural resources. In addition, Mexico has privatized or has begun the process of privatization of certain entities and industries, and some investors have suffered losses due to the inability of the newly privatized entities to adjust to a competitive environment and changing regulatory standards.
Mexico has been destabilized by local insurrections, social upheavals and drug-related violence. Additionally, violence near border areas, border-related political disputes, and other social upheaval may lead to strained international relations. Mexico has also experienced contentious and very closely decided elections. Changes in political parties and other political events may affect the economy and contribute to additional instability. Recurrence of these or similar conditions may adversely impact the Mexican economy.
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Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political, economic, and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western business investment continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to a Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Funds.
As a result of continuing political tensions and armed conflicts, including the conflict between Ukraine and Russia, the United States and the EU imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s investments.
Depositary Receipts
To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depository receipts are receipts, typically issued by a financial institution, with evidence of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S. a Fund may avoid certain risks related to investing in foreign securities in non-U.S. markets, however, ADRs do not eliminate all risks inherent in investing in the securities of foreign issuers.
EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities, in which a Fund may invest. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.
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Foreign Currencies
A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.
The value of a Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, a Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.
Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Futures Contracts, Options, and Other Derivative Strategies” section below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, a Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security.
A Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to
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specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify, or continue to qualify, as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). See “Dividends, Other Distributions and Taxes.”
Each Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a commodity pool operator (“CPO”).
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although a Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.
Risks of currency forward contracts. The successful use of these transactions will usually depend on the Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by a Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in
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the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with
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both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Hybrid Instruments
A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Illiquid Investments and Restricted Securities
Each Fund may purchase and hold illiquid investments. A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid.
The term “illiquid investments” for this purpose means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Rafferty, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under a Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, Rafferty will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with a Fund’s liquidity risk management program.
A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”), or Rafferty, under Board-approved guidelines, has determined are liquid. Each Fund currently does not anticipate investing in such restricted securities. However, to the extent that a Fund does invest in such restricted securities, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund could adversely affect the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.
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Indexed Securities
A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.
Inflation Protected Securities
Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. A Fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
Junk Bonds
A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”
Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may
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experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.
Mortgage-Backed Securities
A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by FHLMC are guaranteed as to timely payment of principal and interest only by FHLMC.
The Federal Housing Finance Agency (“FHFA”) mandated that Fannie Mae® and Freddie Mac® cease issuing their own mortgage-backed securities and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS" in 2019. Each UMBS has a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS issued by Ginnie Mae®, which are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily, or entirely, of principal payments generally is unusually volatile in response to changes in interest rates.
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Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-sponsored entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Municipal Obligations
A Fund may invest in municipal obligations. Municipal securities are fixed-income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax exempt securities are generally classified by their source of payment. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.
Futures Contracts, Options, and Other Derivative Strategies
Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (“reference assets”) and may relate to stocks bonds, interest rates, credit currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain long or short exposure to the value of a reference asset without actually owning or selling the instrument. Examples of derivative instruments include futures contracts, swap agreements, options, options on futures contracts and forward currently contracts.
Each Fund may enter into derivatives instruments which may include futures contracts, forward contracts, options on currencies, commodities, indices, or futures contracts and swaps which provide long and short exposure to reference assets. Derivatives may be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests in non-derivative instruments. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
The use of derivative instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition, a Fund’s ability to use derivative instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”
Under current CFTC regulations, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Accordingly, each Fund has registered, or will register prior to commencement of operations, as a commodity pool, and the Adviser has registered as a CPO, with the National Futures Association.
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operation and/or change the competitive landscape. In this regard, any further amendment to the Commodity Exchange Act or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses. The SEC has issued a proposed rule under the 1940 Act providing
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for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivative transactions and/or increase the costs of such derivative transactions such that a Fund may be unable to implement its investment strategy.
In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with derivative instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivative instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
Special Risks. The use of derivative instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular derivative instruments are described in the sections that follow.
(1) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(2) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.
(3) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.
Cover. Transactions using derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, the Bank of New York Mellon ("BNYM"), in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Futures Contracts. A Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts as a substitute for a comparable market position in the underlying security or index, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.
Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.
The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange,
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cancels the obligation to make or take delivery of the underlying instrument or asset. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Certain futures contracts are cash-settled, meaning the futures contract obligates the seller to deliver (and purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
Whether a Fund realizes a gain/loss from futures activities depends generally upon the movements in the underlying reference asset (generally a commodity, currency, security or index). The extent of a Fund’s loss from an unhedged short position in a futures contract is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment.
Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to, or greater than, the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to a Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.
Risks of futures contracts. A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. A Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. If a Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
A purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract. There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
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The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.
Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Forward Contracts. Each Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and may have terms greater than seven days, forward contracts
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may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® and other exchanges, as well as the OTC markets.
By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Composite Stock Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the
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difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options on Futures Contracts. When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade.
Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Options on Futures Contracts. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
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Caps, Floors and Collars
A Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always, a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially, or entirely, offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. A Fund may be both a buyer and seller of these instruments. In addition, a Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.
Swap Agreements
A Fund may enter into swap and other derivatives to obtain long and/or short exposure to an underlying asset without actually purchasing such asset. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on, or increase/decrease, in value of a particular dollar amount invested in a “basket” of securities representing a particular index or an ETF representing a particular index or group of securities.
Each Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, a Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. A Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator would decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if a Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by a Fund on the notional amount. However, unlike cash investments in the underlying assets, a Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, Rafferty may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. A Fund may also enter into swaps that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its underlying index as it would if a Fund used only swaps on the underlying index. Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps.
Common Types of Swaps
A Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities,
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or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.
Other Financial Instruments. Other forms of swaps that a Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Mechanics of Swaps
Payments. Most swaps entered into by a Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. A Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to a Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
Counterparty Credit Risk. A Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless Rafferty believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swaps, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because, in a cleared swap, a clearing organization becomes substituted for each counterparty to a cleared swap. The clearing organization takes on the obligations of each side of the swap and a Fund would only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Upon entering into a cleared swap, a Fund may be required to deposit with its futures commission merchant an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the clearing organization that clears the trade). This amount is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the subsequent payments. The subsequent payment also includes the daily portion of the periodic payment stream.
Termination and Default Risk. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Swap Regulation
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While a Fund is not directly subject to these requirements, where a Fund’s
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counterparty is subject to the requirements, uncleared swaps between a Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless a Fund is in default on its obligations to the swap counterparty.
In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial collateral rules do not apply to a Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and it is possible that in the future, the rules could apply to the Funds. In the event that the rules apply, they would impose significant costs on a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Rafferty’s ability to manage a Fund, may impair a Fund’s ability to achieve its investment objective and/or may result in reduced returns to a Fund’s investors.
Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution f standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by a Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to a Fund may not be sufficient to cover all the amounts due to a Fund and the Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Funds, if a Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.
Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.
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In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by a Fund or may be received by a Fund in accordance with collateral controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional amounts to the Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If a Fund has a loss of less than the collateral amount, the excess collateral is returned to a Fund. If a Fund has a gain, the full collateral amount and the amount of the gain is paid to a Fund.
Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to correctly predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.
Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s swap transactions. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of a Fund’s identity as intended. Certain IRS positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.
Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement
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would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by a Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which a Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional collateral requirements with respect to a Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain requirements on uncleared swaps in the near future, which are likely to impose higher collateral requirements on uncleared swaps.
Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher collateral requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of a Fund’s investments and cost of doing business.
Other Investment Companies
Each Fund may invest in the securities of other investment companies, including open- and closed-end funds and ETFs. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations.
Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock.
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Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) and (B) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Funds' shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by a Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Also, to the extent that an ETF has exemptive relief under Section 12(d)(1)(J), a Fund may rely on that exemptive relief to exceed the limits imposed by Section 12(d)(1)(A).
Shares of another investment company or ETF that has received exemptive relief from the SEC to permit other funds to invest in its shares without these limitations are excluded from such restrictions to the extent that a Fund has complied with the requirements of such orders. To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.
Exchange-Traded Products. Each Fund may invest in Exchange Traded Products (“ETPs”), which include ETFs, partnerships, commodity pools or trusts that are bought and sold on a securities exchange. ETPs and ETNs trade like stocks on a securities exchange at market price rather than NAV and, as a result, ETP and ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund may also invest in exchange-traded notes (“ETNs”), which are structured debt securities, whereby the issuer of the ETN promises to pay ETN holders the return on an index or market segment over a certain period of time and then return the principal of the investment at maturity. Whereas ETPs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Therefore, ETNs are subject to the credit risk of the issuer of the ETN, which is different than other ETPs. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Most ETPs and ETNs are designed to track a particular market segment or index, although an ETP or ETN may be actively managed. ETPs and ETNs share expenses associated with their operation, typically including advisory fees and other management expenses. When a Fund invests in an ETP or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETP’s or ETN’s expenses. ETPs and ETNs trade like stocks on a securities exchange at market prices rather than NAV and as a result ETP or ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The risks of owning an ETP or ETN generally reflect the risks of owning the underlying securities the ETP or ETN is designed to track, although lack of liquidity in an ETP or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETP or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETP or ETN.
Additionally, a Fund may invest in swap agreements referencing ETFs. If a Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the same index as a Fund.
Money Market Funds. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In October 2016, the SEC implemented amendments to money market fund regulations (“Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also implemented additional diversification, stress testing, and disclosure measures. The Amendments represented significant departures from the traditional operation of money market funds. Any impact on the trading and value of money market instruments may negatively affect a Fund’s yield and return potential.
Real Estate Companies
A Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or have at least 50% of their respective assets in such real estate. Such investments include common stocks (including real estate investment trust shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.
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Real Estate Investment Trusts (“REITs”)
A Fund may make investments in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Repurchase Agreements
A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.
A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.
Reverse Repurchase Agreements
A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.
Securities Lending
Each Fund may lend portfolio securities to certain borrowers that Rafferty determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned, marked to market daily. Borrowers continuously secure their obligations to return securities on loan from a Fund by depositing any combination of short-term U.S. government securities and cash as collateral with a Fund. No securities loan will be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by a Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received) or such lower limit as set by Rafferty or the Board. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.
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With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. A Fund may also receive such fees on “special” loans that are cash-collateralized. Any cash collateral may be reinvested in money market funds. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee. However, such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return of cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund could experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its investment of cash collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income.
Short Sales
A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund will also incur transactions costs when conducting short sales.
Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.
A Fund will incur a loss as a result of a short sales or short exposure to reference assets utilizing derivatives if the price of the security or reference asset increases between the date of the short sale or exposure and the date on which a Fund replaces the borrowed security or terminates the derivatives providing short exposure. A Fund will realize a gain if the price of a security or reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale or derivatives that provide short exposure.
Unrated Debt Securities
A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
U.S. Government Securities
A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
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Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities. U.S. government securities include U.S. Treasury obligations, which includes U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury obligations are backed by the full faith and credit of the United States.
U.S. government securities also include obligations issued by U.S. government agencies and instrumentalities (“GSEs”) that are backed by the full faith and credit of the U.S. government (such as securities issued or guaranteed by the Federal Housing Administration, Ginnie Mae®, the Export-Import Bank of the United States, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration).
Also, U.S. government securities include securities that are guaranteed by U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government (such as Fannie Mae®, Freddie Mac®, or the Federal Home Loan Banks). These U.S. government-sponsored entities, although chartered and sponsored by the U.S. Congress, are not guaranteed, nor insured, by the U.S. government. They are supported only by the credit of the issuing agency, instrumentality or corporation.
Since 2008, Fannie Mae® and Freddie Mac® have been in conservatorship and have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. The MBS purchase programs technically ended in 2010 but the U.S. Treasury has continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012 and other governmental entities have provided significant support to Fannie Mae® and Freddie Mac®. There is no guarantee, however, that they will continue to do so. An FHFA stress test suggested that in a “severely adverse scenario” additional Treasury support of between $42.1 billion and $77.6 billion (depending on the treatment of deferred tax assets) might be required. Since then Congress has permanently reduced the corporate income tax rate from 35% to 21% starting January 1, 2018. This reduction could cause a substantial net loss and net worth deficit for the year in which the legislation is enacted. Should they experience such a net worth deficit, they could be required to draw additional funds from the U.S. Treasury to avoid being placed in receivership. Accordingly, no assurance can be given that Fannie Mae® and Freddie Mac® will remain successful in meeting their obligations with respect to the debt and MBSs that they issue.
In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Nevertheless, discussions among policymakers have continued as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. In September 2019, the U.S. Treasury released its plan to reform the housing finance system, which includes reforms to Fannie Mae® and Freddie Mac®. The impact of these reforms are not yet known. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations related to certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Congress is currently considering several pieces of legislation that would reform GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.
U.S. Government Sponsored Enterprises (“GSEs”)
GSE securities are securities issued by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae® and Freddie Mac®, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality
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does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.
When-Issued Securities
A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.
Zero-Coupon, Payment-In-Kind and Strip Securities
A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.
An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.
A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.
Other Investment Risks and Practices
Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for shareholders will be reduced.
A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.
As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the
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required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.
Under current pronouncements, certain obligations under futures contracts, forward contracts and swap agreements to the extent that a “covers” its obligations as discussed in the “Futures Contracts, Options, and Other Derivatives Strategies” section will not be considered a “senior security” and, therefore, will not be subject to the 300% asset coverage requirements otherwise applicable to borrowings.
Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover will vary. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose terms-to-maturity at the time of acquisition were less than 397 days, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have remaining terms-to-maturity of less than 397 days. In any given period, all of a Fund’s investments may have remaining terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate calculated with all securities whose terms-to-maturity were less than 397 days is anticipated to be unusually high.
High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders resulting from its distributions of increased net capital gains, if any, recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.
For the fiscal year ended October 31, 2019, each of the Direxion Daily Financial Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Real Estate Bull 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares' portfolio turnover decreased significantly from portfolio turnover for the fiscal year ended October 31, 2018 as a result of a decrease in assets and/or a decrease in the volatility of the underling assets
For the fiscal year ended October 31, 2019, the Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily MSCI Brazil Bull 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily Pharmaceutical & Medical Bull 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Gold Miners Index Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, and the Direxion Daily FTSE Europe Bull 3X Shares’ portfolio turnover increased significantly from the fiscal year ended October 31, 2018 as a result of an increase in assets and/or an increase in the volatility of assets.
For the fiscal year ended October 31, 2019, each of the Direxion Daily Industrials Bull 3X Shares, Direxion Daily MSCI Japan Bull 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily MSCI Developed Markets Bull 3X Shares, Direxion Daily MSCI India Bull 3X Shares’ portfolio turnover increased significantly from portfolio turnover for the fiscal year ended October 31, 2018 due to decreased use of in-kind transactions.
Correlation and Tracking Risk
Several factors may affect a Fund's ability to obtain its daily leveraged investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) less than all of the securities in the underlying index being held by a Fund and securities not included in the underlying index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as other investment companies, including ETFs, futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads; (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; (7) market movements that run counter to a Fund’s investments (which will cause divergence between a Fund and its underlying index over time due to the mathematical effects of leveraging); and (8) disruptions and illiquidity in the markets for securities or derivatives held by a Fund.
While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its underlying index. A Fund may use a combination of swaps on its underlying index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of its underlying index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that a Fund invests in swaps that use an ETF as a reference asset, a Fund may be subject to greater correlation risk and may not achieve as high a degree of leveraged or inverse leveraged
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correlation with its underlying index as it would if a Fund used swaps that utilized an underlying index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce a Fund’s return.
Even if there is a perfect correlation between a Fund and the leveraged return of its underlying index on a daily basis, the symmetry between the changes in the underlying index and the changes in a Fund’s NAV can be altered significantly over time by a compounding effect. For example, if a Bull Fund achieved a perfect leveraged correlation with its underlying index on every trading day over an extended period and the level of returns of that index significantly increased during that period, a compounding effect for that period would result, causing an increase in a Bull Fund’s NAV by a percentage that is somewhat greater than the percentage that the underlying index’s returns decreased. Conversely, if a Bear Fund maintained a perfect inverse leveraged correlation with its underlying index over an extended period and if the level of returns of that index significantly increased over that period, a compounding effect would result, causing a decrease of a Bear Fund’s NAV by a percentage that would be somewhat less than the percentage that the underlying index returns increased.
Leverage
Each Fund intends regularly to use leveraged investment techniques in pursuing its investment objectives. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount of the Fund’s net assets. Leverage creates the potential for greater gains to shareholders of a Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAV of each Fund’s Shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires a Fund to pay interest which would decrease the Fund’s total return to shareholders. If each Fund achieves its investment objective, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had a Fund not been leveraged.
Special Note Regarding the Correlation Risks of the Funds. As discussed in the Prospectus, each Fund is “leveraged” in the sense that it has an investment objective to match 300% or -300% of the performance of its underlying index on a given day. Each Fund is subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from each Fund’s use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, 300% or -300% of the performance of its underlying index.
A Fund’s return for periods longer than one day is primarily a function of the following:
a) underlying index performance;
b) underlying index volatility;
c) financing rates associated with leverage;
d) other fund expenses;
e) dividends paid by companies in the underlying index; and
f) period of time.
The fund performance for a Fund can be estimated given any set of assumptions for the factors described above. Illustrated below is the impact of two factors, underlying index volatility and underlying index performance, on a Fund. Underlying index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The illustration estimates Fund returns for a number of combinations of underlying index performance and underlying index volatility over a one year period and assumes: a) no dividends paid by the companies included in the underlying index; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, a Fund’s performance would be lower than shown.
As shown below, a Bull Fund would be expected to lose 17.1% and a Bear Fund would be expected to lose 31.3% if the underlying index provided no return over a one year period during which the underlying index experienced annualized volatility of 25%. If the underlying index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 81.5% for a Bull Fund and 96.6% for a Bear Fund. At higher ranges of volatility, there is a chance of a near complete loss of value even if the underlying index is flat. For instance, if the underlying index’s annualized volatility is 100%, it is likely that a Bull Fund would lose 95% of its value, and a Bear Fund would lose approximately 100% of its value, even if the underlying index’s cumulative return for the year was only 0%. The volatility of ETFs or instruments that reflect the value of the underlying index such as swaps, may differ from the volatility of a Fund's underlying index.
In the tables below, areas shaded green represent those scenarios where a Fund with the investment objective described will outperform (i.e., return more than) the underlying index’s performance times the stated multiple in the Fund’s investment objective; conversely areas shaded red represent those scenarios where the Fund will underperform (i.e., return less than) the underlying index’s performance times the stated multiple in the Fund’s investment objective.
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The tables below are intended to underscore the fact that the Funds are designed as short-term trading vehicles for investors who intend to actively monitor and manage their portfolios. They are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For additional information regarding correlation and volatility risk for the Funds, see “Effects of Compounding and Market Volatility Risk” in the Prospectus.
Bull Fund
One Year Index	300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-180%	-93.8%	-94.7%	-97.0%	-98.8%	-99.7%
-50%	-150%	-87.9%	-89.6%	-94.1%	-97.7%	-99.4%
-40%	-120%	-79.0%	-82.1%	-89.8%	-96.0%	-98.9%
-30%	-90%	-66.7%	-71.6%	-83.8%	-93.7%	-98.3%
-20%	-60%	-50.3%	-57.6%	-75.8%	-90.5%	-97.5%
-10%	-30%	-29.3%	-39.6%	-65.6%	-86.5%	-96.4%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	30%	29.2%	10.3%	-37.1%	-75.4%	-93.4%
20%	60%	67.7%	43.3%	-18.4%	-68.0%	-91.4%
30%	90%	113.2%	82.1%	3.8%	-59.4%	-89.1%
40%	120%	166.3%	127.5%	29.6%	-49.2%	-86.3%
50%	150%	227.5%	179.8%	59.4%	-37.6%	-83.2%
60%	180%	297.5%	239.6%	93.5%	-24.2%	-79.6%

Bear Fund
One Year Index	-300% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	180%	1371.5%	973.9%	248.6%	-46.5%	-96.1%
-50%	150%	653.4%	449.8%	78.5%	-72.6%	-98.0%
-40%	120%	336.0%	218.2%	3.3%	-84.2%	-98.9%
-30%	90%	174.6%	100.4%	-34.9%	-90.0%	-99.3%
-20%	60%	83.9%	34.2%	-56.4%	-93.3%	-99.5%
-10%	30%	29.2%	-5.7%	-69.4%	-95.3%	-99.7%
0%	0%	-5.8%	-31.3%	-77.7%	-96.6%	-99.8%
10%	-30%	-29.2%	-48.4%	-83.2%	-97.4%	-99.8%
20%	-60%	-45.5%	-60.2%	-87.1%	-98.0%	-99.9%
30%	-90%	-57.1%	-68.7%	-89.8%	-98.4%	-99.9%
40%	-120%	-65.7%	-75.0%	-91.9%	-98.8%	-99.9%
50%	-150%	-72.1%	-79.6%	-93.4%	-99.0%	-99.9%
60%	-180%	-77.0%	-83.2%	-94.6%	-99.2%	-99.9%
The foregoing tables are intended to isolate the effect of underlying index volatility and underlying index performance on the return of a Fund. A Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of factors discussed above or under “Effects of Compounding and Market Volatility Risk” in the Prospectus.
Cybersecurity Risk
Since the use of technology has become more prevalent in the course of business, the Funds may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or a Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Funds. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or the Funds' Adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause a Fund to violate applicable privacy and other laws. The Funds' service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business
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continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since a Fund does not directly control the cybersecurity systems of the issuers of securities in which each Fund invests or the Funds' third party service providers (including the Funds' transfer agent and custodian).
Investment Restrictions
The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders’ meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays), or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.
Each Fund may not:
1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4.	Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. However, each Fund that tracks an underlying index will only concentrate its investment in a particular industry or group of industries to approximately the same extent as its underlying index is so concentrated.
5.	Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
6.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.
7.	Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.
Portfolio Transactions and Brokerage
Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.
In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in a Fund's underlying index and seeks to execute trades of such securities at the lowest
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commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement to always seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.
Rafferty may use research and services provided to it by brokers in servicing a Fund; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and may reduce the amount of research or services otherwise provided to a Fund by Rafferty, the receipt of such information and these services does not reduce the investment advisory fee paid by a Fund.
Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
Aggregate brokerage commissions paid by each of the following operational Funds for the fiscal periods shown are set forth in the tables below:
Direxion Daily Mid Cap Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$125,227
Year Ended October 31, 2018	$213,363
Year Ended October 31, 2017	$121,350

Direxion Daily Mid Cap Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$8,861
Year Ended October 31, 2018	$15,670
Year Ended October 31, 2017	$26,485

Direxion Daily S&P 500® Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$1,702,920
Year Ended October 31, 2018	$1,831,126
Year Ended October 31, 2017	$1,096,806

Direxion Daily S&P 500® Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$880,058
Year Ended October 31, 2018	$1,072,757
Year Ended October 31, 2017	$729,139

Direxion Daily Small Cap Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$1,721,598
Year Ended October 31, 2018	$1,392,932
Year Ended October 31, 2017	$1,791,399

Direxion Daily Small Cap Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$806,088
Year Ended October 31, 2018	$1,385,075
Year Ended October 31, 2017	$1,963,932

Direxion Daily MSCI Brazil Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$1,315,404
Year Ended October 31, 2018	$998,171
Year Ended October 31, 2017	$433,212

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Direxion Daily FTSE China Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$833,940
Year Ended October 31, 2018	$881,328
Year Ended October 31, 2017	$350,082

Direxion Daily FTSE China Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$193,555
Year Ended October 31, 2018	$296,848
Year Ended October 31, 2017	$218,058

Direxion Daily MSCI Developed Markets Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$40,862
Year Ended October 31, 2018	$68,925
Year Ended October 31, 2017	$39,989

Direxion Daily MSCI Developed Markets Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$12,219
Year Ended October 31, 2018	$22,911
Year Ended October 31, 2017	$12,289

Direxion Daily MSCI Emerging Markets Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$499,423
Year Ended October 31, 2018	$756,072
Year Ended October 31, 2017	$430,677

Direxion Daily MSCI Emerging Markets Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$152,826
Year Ended October 31, 2018	$462,787
Year Ended October 31, 2017	$412,672

Direxion Daily FTSE Europe Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$71,697
Year Ended October 31, 2018	$183,701
Year Ended October 31, 2017	$62,359

Direxion Daily MSCI India Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$232,500
Year Ended October 31, 2018	$314,654
Year Ended October 31, 2017	$237,477

Direxion Daily MSCI Japan Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$18,708
Year Ended October 31, 2018	$62,354
Year Ended October 31, 2017	$14,164

Direxion Daily Latin America Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$80,744
Year Ended October 31, 2018	$52,205
Year Ended October 31, 2017	$46,279

Direxion Daily MSCI Mexico Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$50,743
Year Ended October 31, 2018	$50,301
May 3, 2017* - October 31, 2017	$6,481
*	Commencement of Operations

44

Direxion Daily Russia Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$353,395
Year Ended October 31, 2018	$444,652
Year Ended October 31, 2017	$473,471

Direxion Daily Russia Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$51,875
Year Ended October 31, 2018	$142,030
Year Ended October 31, 2017	$188,187

Direxion Daily MSCI South Korea Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$148,221
Year Ended October 31, 2018	$83,296
Year Ended October 31, 2017	$21,352

Direxion Daily Aerospace & Defense Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$136,245
Year Ended October 31, 2018	$232,721
May 3, 2017* - October 31, 2017	$23,378
*	Commencement of Operations

Direxion Daily S&P Biotech Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$2,445,044
Year Ended October 31, 2018	$1,211,846
Year Ended October 31, 2017	$1,109,546

Direxion Daily S&P Biotech Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$393,618
Year Ended October 31, 2018	$480,801
Year Ended October 31, 2017	$572,716

Direxion Daily Communication Services Index Bull 3X Shares	Brokerage Fees Paid
January 14, 2019*- October 31, 2019	$8,595
*	Commencement of Operations

Direxion Daily Communication Services Index Bear 3X Shares	Brokerage Fees Paid
January 14, 2019*- October 31, 2019	$2,474
*	Commencement of Operations

Direxion Daily Consumer Discretionary Bull 3X Shares	Brokerage Fees Paid
November 29, 2018* - October 31, 2019	$10,959
*	Commencement of Operations

Direxion Daily Consumer Discretionary Bear 3X Shares	Brokerage Fees Paid
November 29, 2018* - October 31, 2019	$4,032
*	Commencement of Operations

Direxion Daily Consumer Staples Bull 3X Shares	Brokerage Fees Paid
November 29, 2018* - October 31, 2019	$4,789
*	Commencement of Operations

Direxion Daily Consumer Staples Bear 3X Shares	Brokerage Fees Paid
November 29, 2018* - October 31, 2019	$2,710
*	Commencement of Operations

45

Direxion Daily Energy Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$870,790
Year Ended October 31, 2018	$806,997
Year Ended October 31, 2017	$834,374

Direxion Daily Energy Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$79,425
Year Ended October 31, 2018	$215,787
Year Ended October 31, 2017	$179,953

Direxion Daily Financial Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$2,600,381
Year Ended October 31, 2018	$3,880,910
Year Ended October 31, 2017	$2,145,729

Direxion Daily Financial Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$273,309
Year Ended October 31, 2018	$579,096
Year Ended October 31, 2017	$594,359

Direxion Daily Gold Miners Index Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$6,829,877
Year Ended October 31, 2018	$5,590,360
Year Ended October 31, 2017	$6,159,187

Direxion Daily Gold Miners Index Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$1,260,267
Year Ended October 31, 2018	$2,122,468
Year Ended October 31, 2017	$2,377,739

Direxion Daily Healthcare Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$295,156
Year Ended October 31, 2018	$404,011
Year Ended October 31, 2017	$318,331

Direxion Daily Homebuilders & Supplies Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$113,162
Year Ended October 31, 2018	$158,091
Year Ended October 31, 2017	$21,141

Direxion Daily Industrials Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$12,582
Year Ended October 31, 2018	$15,920
May 3, 2017* - October 31, 2017	$5,937
*	Commencement of Operations

Direxion Daily Junior Gold Miners Index Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$5,324,870
Year Ended October 31, 2018	$3,311,634
Year Ended October 31, 2017	$4,046,774

Direxion Daily Junior Gold Miners Index Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$651,335
Year Ended October 31, 2018	$1,009,087
Year Ended October 31, 2017	$1,476,110

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Direxion Daily Natural Gas Related Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$172,750
Year Ended October 31, 2018	$102,525
Year Ended October 31, 2017	$172,581

Direxion Daily Natural Gas Related Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$31,575
Year Ended October 31, 2018	$37,373
Year Ended October 31, 2017	$42,409

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$1,027,933
Year Ended October 31, 2018	$337,363
Year Ended October 31, 2017	$392,758

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$192,695
Year Ended October 31, 2018	$368,696
Year Ended October 31, 2017	$159,970

Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$42,689
November 15, 2017* - October 31, 2018	$13,493
*	Commencement of Operations

Direxion Daily MSCI Real Estate Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$129,988
Year Ended October 31, 2018	$156,938
Year Ended October 31, 2017	$148,444

Direxion Daily MSCI Real Estate Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$37,279
Year Ended October 31, 2018	$67,362
Year Ended October 31, 2017	$67,535

Direxion Daily Regional Banks Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$101,083
Year Ended October 31, 2018	$151,216
Year Ended October 31, 2017	$66,474

Direxion Daily Regional Banks Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$7,695
Year Ended October 31, 2018	$12,567
Year Ended October 31, 2017	$13,428

Direxion Daily Retail Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$70,676
Year Ended October 31, 2018	$89,891
Year Ended October 31, 2017	$128,545

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$68,893
April 19, 2018* - October 31, 2018	$10,107
*	Commencement of Operations

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Direxion Daily Semiconductor Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$1,873,474
Year Ended October 31, 2018	$2,212,003
Year Ended October 31, 2017	$837,639

Direxion Daily Semiconductor Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$578,097
Year Ended October 31, 2018	$426,459
Year Ended October 31, 2017	$164,620

Direxion Daily Technology Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$1,582,372
Year Ended October 31, 2018	$2,039,220
Year Ended October 31, 2017	$591,532
Direxion Daily Technology Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$117,044
Year Ended October 31, 2018	$101,043
Year Ended October 31, 2017	$50,797

Direxion Daily Transportation Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$30,613
Year Ended October 31, 2018	$27,760
May 3, 2017* - October 31, 2017	$3,897
*	Commencement of Operations

Direxion Daily Utilities Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$25,580
Year Ended October 31, 2018	$22,132
May 3, 2017* - October 31, 2017	$3,698
*	Commencement of Operations

Direxion Daily 7-10 Year Treasury Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$38,986
Year Ended October 31, 2018	$3,786
Year Ended October 31, 2017	$7,715

Direxion Daily 7-10 Year Treasury Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$11,160
Year Ended October 31, 2018	$24,743
Year Ended October 31, 2017	$55,681

Direxion Daily 20+ Year Treasury Bull 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$572,002
Year Ended October 31, 2018	$125,530
Year Ended October 31, 2017	$194,607

Direxion Daily 20+ Year Treasury Bear 3X Shares	Brokerage Fees Paid
Year Ended October 31, 2019	$223,638
Year Ended October 31, 2018	$796,139
Year Ended October 31, 2017	$1,166,382
The brokerage commissions for the Direxion Daily Small Cap Bear 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion
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Daily 7-10 Year Treasury Bear 3X Shares, and the Direxion Daily 20+ Year Treasury Bear 3X Shares have decreased for the fiscal year ended October 31, 2019 compared to the two previous fiscal years due to a decrease in average net assets and/or a decrease in the volatility of net assets.
The brokerage commissions for the Direxion Daily MSCI Brazil Bull 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bear 3X Shares, and the Direxion Daily 7-10 Year Treasury Bull 3X Shares have increased for the fiscal year ended October 31, 2019 compared to the two previous fiscal years due to an increase in average net assets and/or an increase in the volatility of net assets.
The brokerage commissions for the Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily MSCI Japan Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Technology Bull 3X Shares, and the Direxion Daily 20+ Year Treasury Bull 3X Shares have fluctuated over the fiscal years ended October 31, 2017, 2018, and 2019 due to a fluctuation in average net assets and/or a fluctuation in the volatility of net assets.
Portfolio Holdings Information
A Fund’s portfolio holdings are, or will be upon commencement of operations, disclosed on the Funds' website at www.direxion.com each day the Funds are open for business. In addition, disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
The portfolio composition file (“PCF”), which contains portfolio holdings information, and the IOPV, which contains certain pricing information related to a Fund’s portfolio holdings, are also made available daily, including to the Funds' service providers to facilitate the provision of services to the Funds and to certain other entities as necessary for transactions in Creation Units. Such entities include: (i) National Securities Clearing Corporation (“NSCC”) members; (ii) subscribers to various fee-based services, including entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market; (iii) investors that have entered into an “Authorized Participant Agreement” with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”); and (iv) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management including personnel of the Adviser and the Funds' distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
In addition, the Funds' Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) a Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the nonpublic information. In this regard, from time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request such information. The CCO shall report any disclosures made pursuant to this exception to the Board.
Management of the Trust
The Board of Trustees
The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise
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of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees.”) The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.
The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Funds' investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds' compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.
The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds' compliance program.
Board Structure and Related Matters
Independent Trustees constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds' independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of series overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of series in the complex.
The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 124 portfolios within the Trust, 14 portfolios within the Direxion Funds and no portfolios within the Direxion Insurance Trust. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Funds and the Direxion Insurance Trust.
The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.
The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Funds and Direxion Insurance Trust, the other registered investment companies in the Direxion mutual fund complex. Rafferty is also the sole owner of Direxion Advisors, LLC ("Direxion"), investment adviser to certain series of the Trust. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019.
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Interested Trustee
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 51	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	138	None.
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	138	None.
John A. Weisser Age: 78	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	138	Director until December 2016: The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	138	None.
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	138	None.
Henry W. Mulholland Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	138	None.
Kathleen M. Berkery(3) Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010-2017 as Financial Advisor	138	None.
(1)	Mr. O’Neill is affiliated with Rafferty and Direxion because he owns a beneficial interest in Rafferty.
(2)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
(3)	Ms. Berkery was elected as a Trustee on November 26, 2019.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty and Direxion. Mr. O’Neill was the Managing Director of Rafferty from 1999 through January 2019 and Managing Director of Direxion from its inception in November 2017 through January 2019.
Gerald E. Shanley III: Mr. Shanley has extensive audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.
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John A. Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.
David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.
Jacob C. Gaffey: Mr. Gaffey has extensive experience with providing investment banking and valuation services to various companies. Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.
Henry W. Mulholland: Mr. Mulholland has extensive experience with equity trading, risk management, equity market structure as well as managing regulatory and compliance matters.
Kathleen M. Berkery: Ms. Berkery has extensive experience with estate planning, estate administration, fiduciary income taxation, financial planning, finance, as well as business sales and development, and marketing.
Board Committees
The Trust has an Audit Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey, and Mulholland and Ms. Berkery. The members of the Audit Committee are Independent Trustees. The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met three times during the Trust’s most recent fiscal year.
The Trust also has a Nominating and Governance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery, each of whom is an Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met four times during the Trust’s most recent fiscal year.
The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery. The members of the Qualified Legal Compliance Committee are Independent Trustees of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:
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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007-April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 46	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 43	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011	General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.
				N/A	N/A
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The following table shows the amount of equity securities owned in each of the following operational Funds and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2019:
Dollar Range of Equity Securities Owned:	Interested Trustee:	Independent Trustees:
	Daniel D. O’Neill	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey	Henry W. Mulholland	Kathleen M. Berkery
Direxion Daily Mid Cap Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Mid Cap Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
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Dollar Range of Equity Securities Owned:	Interested Trustee:	Independent Trustees:
	Daniel D. O’Neill	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey	Henry W. Mulholland	Kathleen M. Berkery
Direxion Daily S&P 500® Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P 500® Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Small Cap Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Small Cap Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P 500® High Beta Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P 500® High Beta Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Brazil Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily FTSE China Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily FTSE China Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Developed Markets Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Developed Markets Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Emerging Markets Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Emerging Markets Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily FTSE Europe Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI India Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Japan Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Latin America Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Mexico Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Russia Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Russia Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI South Korea Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Aerospace & Defense Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P Biotech Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P Biotech Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
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Dollar Range of Equity Securities Owned:	Interested Trustee:	Independent Trustees:
	Daniel D. O’Neill	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey	Henry W. Mulholland	Kathleen M. Berkery
Direxion Daily Communication Services Index Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Communication Services Index Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Consumer Discretionary Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Consumer Discretionary Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Consumer Staples Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Consumer Staples Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Energy Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Energy Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Financial Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Financial Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Gold Miners Index Bull 3X Shares	$0	$0	$1-$10,000	$0	$0	$0	$0
Direxion Daily Gold Miners Index Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Healthcare Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Homebuilders & Supplies Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Industrials Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Dow Jones Internet Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Dow Jones Internet Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Junior Gold Miners Index Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
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Dollar Range of Equity Securities Owned:	Interested Trustee:	Independent Trustees:
	Daniel D. O’Neill	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey	Henry W. Mulholland	Kathleen M. Berkery
Direxion Daily Junior Gold Miners Index Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Natural Gas Related Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Natural Gas Related Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Real Estate Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily MSCI Real Estate Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Regional Banks Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Regional Banks Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Retail Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Semiconductor Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Semiconductor Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Technology Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Technology Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Transportation Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily Utilities Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily 7-10 Year Treasury Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
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Dollar Range of Equity Securities Owned:	Interested Trustee:	Independent Trustees:
	Daniel D. O’Neill	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey	Henry W. Mulholland	Kathleen M. Berkery
Direxion Daily 7-10 Year Treasury Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily 20+ Year Treasury Bull 3X Shares	$0	$0	$0	$0	$0	$0	$0
Direxion Daily 20+ Year Treasury Bear 3X Shares	$0	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000	$0	$1-$10,000	$0	$0	$0	$0
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The Trust’s Trust Instrument provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended October 31, 2019:
Name of Person, Position	Aggregate Compensation From the Trust(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustee
Daniel D. O’Neill	$0	$0	$0	$0
Independent Trustees
Gerald E. Shanley III	$100,000	$0	$0	$133,333
John A. Weisser	$100,000	$0	$0	$133,333
David L. Driscoll	$100,000	$0	$0	$133,333
Jacob C. Gaffey	$100,000	$0	$0	$133,333
Henry W. Mulholland	$100,000	$0	$0	$133,333
Kathleen M. Berkery(3)	$0	$0	$0	$0
(1)
Trustee compensation is allocated across the operational Funds of the Trust based on the proportion of the Fund’s net assets to the total net assets of the operational Funds of the Trust.
(2)
For the fiscal year ended October 31, 2019, Trustees’ fees and expenses in the amount of $500,000 were incurred by the Trust.
(3)
Ms. Berkery was elected to the Board of Trustees on November 26, 2019 and therefore did not receive any compensation from the Direxion Family of Investment Companies for the fiscal year ended October 31, 2019.
Principal Shareholders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.
As of February 1, 2020, the following shareholders were considered to be either a principal shareholder or control person of the following operational Funds:
58

Direxion Daily Mid Cap Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	25.82%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	18.33%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	13.21%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	8.63%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	6.60%	Record
Direxion Daily Mid Cap Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	Bank of America Corporation	DE	42.88%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	14.04%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	12.67%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	5.80%	Record
Direxion Daily S&P 500® Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	26.21%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	18.27%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	17.40%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.58%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	6.01%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	5.66%	Record
Direxion Daily S&P 500® Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	16.29%	Record
59

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	15.47%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	13.35%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	12.18%	Record
The Bank of New York Mellon One Wall Street New York, NY 10286	N/A	N/A	6.25%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.89%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	5.53%	Record
Direxion Daily Small Cap Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	27.76%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	23.88%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	13.43%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.85%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	N/A	N/A	5.12%	Record
Direxion Daily Small Cap Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	21.28%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	19.94%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	15.34%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.57%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	6.19%	Record
60

Direxion Daily MSCI Brazil Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	N/A	N/A	23.36%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	13.01%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	9.78%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	7.40%	Record
Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	N/A	N/A	5.42%	Record
Direxion Daily FTSE China Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	16.98%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	16.34%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	11.58%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	8.14%	Record
Axos Bank 4350 La Jolla Village Dr, Suite 140 San Diego, CA 92122	N/A	N/A	6.23%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.79%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	5.14%	Record
Direxion Daily FTSE China Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	13.63%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	11.91%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	11.35%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	10.11%	Record
Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	N/A	N/A	7.34%	Record
61

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	6.99%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.01%	Record
Apex Clearing Corp. 1700 Pacific Avenue Suite 1400 Dallas, TX 75201	N/A	N/A	5.72%	Record
Direxion Daily MSCI Developed Markets Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	13.78%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	13.31%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	10.54%	Record
Wells Fargo Bank, NA 420 Montgomery Street San Francisco, California 94101	N/A	N/A	7.34%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	N/A	N/A	6.24%	Record
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	6.12%	Record
Direxion Daily MSCI Developed Markets Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	The Charles Schwab Corporation	DE	74.27%	Record
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	18.43%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	13.98%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	11.73%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	8.12%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.56%	Record
Wells Fargo Bank, NA 420 Montgomery Street San Francisco, California 94101	N/A	N/A	6.14%	Record
62

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.88%	Record
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	38.61%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	7.02%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	6.99%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	6.99%	Record
RBC Dominion Securities, Inc. 200 Bay Street Toronto, ON M5J 2W7 Canada	N/A	N/A	5.22%	Record
Direxion Daily FTSE Europe Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	The Charles Schwab Corporation	DE	35.68%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	14.41%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	12.15%	Record
Direxion Daily MSCI India Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	23.09%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	17.73%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	8.08%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	7.84%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.75%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	6.04%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.18%	Record
63

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	5.14%	Record
Direxion Daily MSCI Japan Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Axos Bank 4350 La Jolla Village Dr, Suite 140 San Diego, CA 92122	N/A	N/A	12.58%	Record
The Bank of New York Mellon One Wall Street New York, NY 10286	N/A	N/A	11.77%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	11.33%	Record
Mizuho Trust & Banking 111 River Street Hoboken, NJ 07030	N/A	N/A	7.75%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	7.45%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	6.71%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.80%	Record
Direxion Daily Latin America Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	17.68%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	11.74%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	11.17%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	9.71%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	N/A	N/A	6.54%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	6.28%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.20%	Record
Direxion Daily Russia Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	12.81%	Record
64

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	12.77%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	11.97%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	10.34%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.29%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	N/A	N/A	5.79%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.73%	Record
Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	N/A	N/A	5.42%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	5.01%	Record
Direxion Daily Russia Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	18.32%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	16.37%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	15.33%	Record
Euroclear Bank SA 1, Blvd du Roi Albert II Saint-Josse-ten-Noode, 1210 Belgium	N/A	N/A	8.56%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	6.24%	Record
Direxion Daily MSCI South Korea Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	25.23%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	13.53%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	10.08%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	9.77%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	8.94%	Record
65

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	6.12%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.42%	Record
Direxion Daily Gold Miners Index Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	20.73%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	16.75%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	11.96%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	7.85%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.56%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.11%	Record
Direxion Daily Gold Miners Index Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	21.96%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	17.34%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	12.32%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	10.84%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.32%	Record
Wells Fargo Bank, NA 420 Montgomery Street San Francisco, California 94101	N/A	N/A	5.48%	Record
Direxion Daily Healthcare Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	26.92%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	14.02%	Record
66

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	11.17%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	8.09%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	6.89%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.81%	Record
Vanguard Marketing Corp 100 Vanguard Boulevard Malvern, PA 19355	N/A	N/A	5.98%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	5.57%	Record
Direxion Daily Junior Gold Miners Index Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	22.14%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	16.86%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	11.72%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.94%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	6.67%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	6.26%	Record
Direxion Daily Junior Gold Miners Index Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	TD Ameritrade Online Holdings Corporation	DE	27.51%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	13.96%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	9.75%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	5.80%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.73%	Record
67

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.42%	Record
Direxion Daily Natural Gas Related Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	21.97%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	16.24%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	12.28%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	11.50%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	8.11%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	5.80%	Record
Direxion Daily Natural Gas Related Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	22.81%	Record
The Bank of New York Mellon One Wall Street New York, NY 10286	N/A	N/A	16.92%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	14.60%	Record
ABN AMRO Clearing 175 W Jackson Blvd Suite 400 Chicago, IL 60605	N/A	N/A	11.42%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	10.00%	Record
Direxion Daily Regional Banks Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	21.37%	Record
Wells Fargo Bank, NA 420 Montgomery Street San Francisco, California 94101	N/A	N/A	19.47%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	15.62%	Record
68

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	11.84%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	8.69%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	6.41%	Record
Direxion Daily Regional Banks Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	Bank of America Corporation	DE	53.52%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	10.13%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	10.07%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	7.06%	Record
Direxion Daily Retail Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	19.56%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	15.68%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	13.39%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	9.40%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.84%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	5.08%	Record
Direxion Daily Semiconductor Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	30.26%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	20.09%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	14.93%	Record
69

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.30%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.37%	Record
Direxion Daily Semiconductor Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	20.45%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	17.55%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	13.62%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	10.02%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.88%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.12%	Record
Direxion Daily Energy Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	22.35%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	20.62%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	12.81%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	9.73%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	7.44%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	7.32%	Record
Direxion Daily Energy Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	16.23%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	13.76%	Record
70

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	13.17%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	9.44%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.16%	Record
ABN AMRO Clearing 175 W Jackson Blvd Suite 400 Chicago, IL 60605	N/A	N/A	5.84%	Record
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	5.44%	Record
Direxion Daily Financial Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	21.48%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	19.60%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	15.54%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	6.51%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.60%	Record
Direxion Daily Financial Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	19.08%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	15.86%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	11.51%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	9.93%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.85%	Record
Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	N/A	N/A	5.47%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.14%	Record
71

Direxion Daily MSCI Real Estate Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	24.31%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	17.82%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	15.64%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	12.66%	Record
Direxion Daily MSCI Real Estate Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	21.27%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	15.15%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	12.83%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	12.81%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.36%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.23%	Record
Direxion Daily Technology Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	27.00%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	20.77%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	12.10%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	10.94%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	7.62%	Record
Direxion Daily Technology Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	21.61%	Record
72

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	21.07%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	12.01%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	9.26%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	6.81%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	6.67%	Record
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	23.69%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	19.50%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	16.35%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	14.39%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	8.18%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	6.32%	Record
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	The Charles Schwab Corporation	DE	30.39%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	13.11%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	11.76%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.73%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	7.63%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	5.02%	Record
73

Direxion Daily 20+ Year Treasury Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	18.65%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	15.43%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	12.68%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	12.43%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	11.06%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	7.33%	Record
Direxion Daily 20+ Year Treasury Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	21.81%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	19.21%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	10.22%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	9.14%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	6.47%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.38%	Record
Direxion Daily S&P Biotech Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	30.23%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	19.53%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	13.36%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	8.14%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	7.91%	Record
74

Direxion Daily S&P Biotech Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	21.93%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	16.97%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	16.06%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	8.05%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.51%	Record
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	23.07%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	21.75%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	11.74%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	10.35%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	6.97%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	6.15%	Record
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	15.19%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	14.05%	Record
The Bank of New York Mellon One Wall Street New York, NY 10286	N/A	N/A	9.66%	Record
ABN AMRO Clearing 175 W Jackson Blvd Suite 400 Chicago, IL 60605	N/A	N/A	9.14%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	8.29%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	6.57%	Record
75

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	N/A	N/A	5.61%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	5.04%	Record
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	TD Ameritrade Online Holdings Corporation	DE	38.38%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	12.42%	Record
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	12.38%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	10.55%	Record
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	27.52%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	22.26%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	13.50%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	11.53%	Record
Direxion Daily Consumer Discretionary Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	35.24%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	12.04%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	11.98%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	9.06%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	N/A	N/A	6.52%	Record
76

Direxion Daily Consumer Discretionary Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	Bank of America Corporation	DE	38.34%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	20.11%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	16.67%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	12.28%	Record
Direxion Daily Consumer Staples Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	TD Ameritrade Online Holdings Corporation	DE	34.71%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	14.41%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	13.64%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	12.55%	Record
ABN AMRO Clearing 175 W Jackson Blvd Suite 400 Chicago, IL 60605	N/A	N/A	7.95%	Record
Direxion Daily Consumer Staples Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
ABN AMRO Clearing Chicago LLC 175 W Jackson Blvd Suite 400 Chicago, IL 60605	ABN AMRO Clearing Bank N.V.	Netherlands	48.15%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	Bank of America Corporation	DE	35.01%	Record
Citadel Securities 601 Lexington Avenue New York, NY 10022	N/A	N/A	5.50%	Record
Direxion Daily Utilities Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	TD Ameritrade Online Holdings Corporation	DE	28.98%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	28.49%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	14.86%	Record
77

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	8.75%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	7.90%	Record
Direxion Daily MSCI Mexico Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	37.85%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	11.91%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	11.58%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	11.51%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	6.76%	Record
Direxion Daily Aerospace & Defense Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	27.82%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	18.68%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	17.40%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	5.67%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	5.21%	Record
Direxion Daily Transportation Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
ABN AMRO Clearing 175 W Jackson Blvd Suite 400 Chicago, IL 60605	N/A	N/A	24.84%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	16.95%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	14.32%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	11.43%	Record
78

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	8.70%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	6.67%	Record
Direxion Daily Industrials Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	Bank of America Corporation	DE	54.57%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	17.38%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	6.28%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	6.14%	Record
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	Fidelity Global Brokerage Group, Inc.	DE	36.58%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	19.13%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	6.46%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	6.15%	Record
Direxion Daily Communication Services Index Bull 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	24.48%	Record
ABN AMRO Clearing 175 W Jackson Blvd Suite 400 Chicago, IL 60605	N/A	N/A	17.08%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	15.81%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	14.34%	Record
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	N/A	N/A	6.46%	Record
79

Direxion Daily Communication Services Index Bear 3X Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
ABN AMRO Clearing 175 W Jackson Blvd Suite 400 Chicago, IL 60605	ABN AMRO Clearing Bank N.V.	Netherlands	79.73%	Record
Citadel Securities 601 Lexington Avenue New York, NY 10022	N/A	N/A	6.97%	Record
In addition, as of February 1, 2020, the Trustees and Officers as a group owned less than 1% of the outstanding shares of each operational Fund.
Investment Adviser
Rafferty, 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019, provides investment advice to the Funds. Rafferty was organized as a New York limited liability company in June 1997. Michael Rafferty and Kathleen Rafferty Hay control Rafferty through their ownership in Rafferty Holdings, LLC and Daniel D. O’Neill controls Rafferty through his ownership in Minakian Partners, LLC.
Under an Investment Advisory Agreement (“Advisory Agreement”) between Rafferty and the Trust, on behalf of each Fund dated August 13, 2008, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.
The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund in compliance with the 1940 Act. After an initial approval period of two years, the Advisory Agreement is renewable with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable upon a 60-day written notice either by the Trust or Rafferty.
Pursuant to the Advisory Agreement, each Fund pays Rafferty a fee at an annualized rate based on a percentage of its average daily net assets of 0.75%.
Rafferty has entered into a contractual Advisory Fee Waiver Agreement for each of the Funds that reduces the annualized advisory fee rate based on its average daily net assets, as follows: 0.75% of the first $1.5 billion of average daily net assets of a Fund; 0.70% of the average daily net assets of a Fund over $1.5 billion to $2 billion; 0.65% of the average daily net assets of a Fund over $2 billion to $2.5 billion; 0.60% of the average daily net assets of a Fund over $2.5 billion to $3 billion; 0.55% of the average daily net assets of a Fund over $3 billion to $3.5 billion; 0.50% of the average daily net assets of a Fund over $3.5 billion to $4 billion; 0.45% of the average daily net assets of a Fund over $4 billion to $4.5 billion; and 0.40% of the average daily net assets of a Fund over $4.5 billion. There is no guarantee that the Advisory Fee Waiver Agreement will continue after September 1, 2021. This contractual fee waiver may be terminated at any time by the Board of Trustees.
Each Fund is responsible for its own operating expenses. Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its advisory fees and management services and/or reimburse each Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) through September 1, 2021 to the extent that each Fund’s Total Annual Fund Operating Expenses exceed 0.95% of each Fund’s average daily net assets. Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time at the discretion of the Board upon notice to the Adviser and without the approval of Fund shareholders.
The tables below show the advisory fees incurred by each of the following operational Funds and the amount of fees waived and/or reimbursed by Rafferty for the fiscal years ended October 31.
80

Direxion Daily Mid Cap Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$395,538	$21,479	$374,059
Year Ended October 31, 2018(2)	$517,607	$24,905	$492,702
Year Ended October 31, 2017	$461,704	$30,329	$431,375
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $2,301.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $3,300.

Direxion Daily Mid Cap Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$27,707	$22,025	$5,682
Year Ended October 31, 2018(1)	$32,330	$23,575	$8,755
Year Ended October 31, 2017	$68,610	$30,506	$38,104
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $2,289.

Direxion Daily S&P 500® Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$7,395,221	$26,879	$7,368,342
Year Ended October 31, 2018(2)	$7,300,309	$54,941	$7,245,368
Year Ended October 31, 2017(3)	$4,238,314	$ 7,910	$4,230,404
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $44,495.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $37,837.
(3)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $75,877.

Direxion Daily S&P 500® Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$2,853,498	$ 18,596	$2,834,902
Year Ended October 31, 2018(1)	$2,239,627	$ 40,895	$2,198,732
Year Ended October 31, 2017(2)	$3,284,291	$113,357	$3,170,934
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $9,835.
(2)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $6,671.
Direxion Daily Small Cap Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$5,948,259	$ 7,186	$5,941,073
Year Ended October 31, 2018	$5,752,879	$170,311	$5,582,568
Year Ended October 31, 2017(2)	$4,980,429	$ 68,394	$4,912,035
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $109,285.
(2)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $1,963.

Direxion Daily Small Cap Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$2,360,525	$ 4,794	$2,355,731
Year Ended October 31, 2018(2)	$2,980,223	$ 87,614	$2,892,609
Year Ended October 31, 2017	$4,681,304	$141,273	$4,540,031
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $14,327.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $28,121.

81

Direxion Daily MSCI Brazil Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$3,045,010	$ 4,344	$3,040,666
Year Ended October 31, 2018(2)	$1,656,361	$14,134	$1,642,227
Year Ended October 31, 2017(3)	$730,456	$25,319	$705,137
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $80,661.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $38,373.
(3)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $2,803.

Direxion Daily FTSE China Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$2,654,964	$60,527	$2,594,437
Year Ended October 31, 2018	$2,252,046	$92,090	$2,159,956
Year Ended October 31, 2017	$1,223,463	$73,449	$1,150,014
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $5,998.

Direxion Daily FTSE China Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$621,047	$29,738	$591,309
Year Ended October 31, 2018(1)	$395,572	$32,855	$362,717
Year Ended October 31, 2017	$426,889	$52,149	$374,740
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $1,391.

Direxion Daily MSCI Developed Markets Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$116,165	$59,468	$56,697
Year Ended October 31, 2018(1)	$214,806	$51,385	$163,421
Year Ended October 31, 2017	$180,269	$60,131	$120,138
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $3,629.

Direxion Daily MSCI Developed Markets Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$33,700	$68,407	$(34,707)
Year Ended October 31, 2018(1)	$32,111	$69,837	$(37,726)
Year Ended October 31, 2017	$44,155	$77,095	$(32,940)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $2,164.

Direxion Daily MSCI Emerging Markets Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$1,654,155	$38,284	$1,615,871
Year Ended October 31, 2018(1)	$2,221,323	$33,843	$2,187,480
Year Ended October 31, 2017(2)	$1,454,322	$41,792	$1,412,530
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $4,195.
(2)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $2,209.
Direxion Daily MSCI Emerging Markets Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$521,432	$39,016	$482,416
Year Ended October 31, 2018(1)	$601,350	$35,413	$565,937
Year Ended October 31, 2017	$828,552	$46,805	$781,747
82

(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $6,967.
Direxion Daily FTSE Europe Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$244,670	$ 6,419	$238,251
Year Ended October 31, 2018(2)	$483,920	$ 1,361	$482,559
Year Ended October 31, 2017(3)	$312,345	$10,803	$301,542
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $209.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $12,064.
(3)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $108.

Direxion Daily MSCI India Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$631,747	$ -	$631,747
Year Ended October 31, 2018(2)	$775,658	$ -	$775,658
Year Ended October 31, 2017	$704,929	$29,893	$675,036
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $13,252.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $18,167.

Direxion Daily MSCI Japan Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$77,008	$38,714	$38,294
Year Ended October 31, 2018(1)	$177,788	$27,603	$150,185
Year Ended October 31, 2017	$64,176	$47,738	$16,438
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $353.

Direxion Daily Latin America Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$102,185	$24,652	$77,533
Year Ended October 31, 2018(1)	$120,024	$27,046	$92,978
Year Ended October 31, 2017	$110,799	$34,261	$76,538
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $1,159.

Direxion Daily MSCI Mexico Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$86,411	$17,392	$69,019
Year Ended October 31, 2018(1)	$74,575	$18,115	$56,460
May 3, 2017(2) - October 31, 2017	$10,823	$25,738	$(14,915)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $1,686.
(2)	Commencement of Operations

Direxion Daily Russia Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$855,762	$-	$855,762
Year Ended October 31, 2018	$1,187,506	$-	$1,187,506
Year Ended October 31, 2017(1)	$1,249,113	$-	$1,249,113
(1)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $64,248.
83

Direxion Daily Russia Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$173,156	$13,353	$159,803
Year Ended October 31, 2018(1)	$171,273	$15,700	$155,573
Year Ended October 31, 2017(2)	$276,189	$17,963	$258,226
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $4,343.
(2)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $107.
Direxion Daily MSCI South Korea Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$277,636	$21,721	$255,915
Year Ended October 31, 2018(1)	$141,024	$24,035	$116,989
Year Ended October 31, 2017	$57,573	$29,004	$28,569
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $439.
Direxion Daily Aerospace & Defense Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$421,510	$21,606	$399,904
Year Ended October 31, 2018(1)	$555,813	$16,113	$539,700
May 3, 2017(2) - October 31, 2017	$61,745	$29,488	$32,257
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $335.
(2)	Commencement of Operations

Direxion Daily S&P Biotech Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$4,416,222	$17,819	$4,398,403
Year Ended October 31, 2018(2)	$3,255,212	$42,279	$3,212,933
Year Ended October 31, 2017(3)	$2,234,796	$25,050	$2,209,746
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $13,688.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $9,523.
(3)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $23,515.

Direxion Daily S&P Biotech Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$730,602	$20,899	$709,703
Year Ended October 31, 2018(1)	$557,293	$27,354	$529,939
Year Ended October 31, 2017	$775,309	$34,217	$741,092
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $10,678.

Direxion Daily Communication Services Index Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
January 14, 2019(1) - October 31, 2019	$22,885	$35,665	$(12,780)
(1)	Commencement of Operations

Direxion Daily Communication Services Index Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
January 14, 2019(1) - October 31, 2019	$10,268	$37,023	$(26,755)
(1)	Commencement of Operations

84

Direxion Daily Consumer Discretionary Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
November 29, 2018(1) - October 31, 2019(2)	$26,526	$41,335	$(14,809)
(1)	Commencement of Operations
(2)	For the fiscal period ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $2,583.

Direxion Daily Consumer Discretionary Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
November 29, 2018(1) - October 31, 2019(2)	$10,044	$43,128	$(33,084)
(1)	Commencement of Operations
(2)	For the fiscal period ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $2,572.

Direxion Daily Consumer Staples Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
November 29, 2018(1) - October 31, 2019(2)	$21,154	$41,939	$(20,785)
(1)	Commencement of Operations
(2)	For the fiscal period ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $2,737.

Direxion Daily Consumer Staples Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
November 29, 2018(1) - October 31, 2019(2)	$9,461	$43,184	$(33,723)
(1)	Commencement of Operations
(2)	For the fiscal period ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $2,728.

Direxion Daily Energy Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$2,572,433	$19,138	$2,553,295
Year Ended October 31, 2018(2)	$3,330,152	$11,598	$3,318,554
Year Ended October 31, 2017(3)	$4,003,551	$23,570	$3,979,981
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $2.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $11,647.
(3)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $47,961.

Direxion Daily Energy Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$208,361	$21,811	$186,550
Year Ended October 31, 2018(1)	$305,757	$23,235	$282,522
Year Ended October 31, 2017	$377,575	$39,361	$338,214
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $6,386.

Direxion Daily Financial Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$10,791,470	$ 75,557	$10,715,913
Year Ended October 31, 2018(2)	$14,092,859	$322,582	$13,770,277
Year Ended October 31, 2017(3)	$10,456,654	$ 18,118	$10,438,536
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $125,493.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $115,402.
(3)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $206,718.

85

Direxion Daily Financial Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$1,267,455	$ 14,863	$1,252,592
Year Ended October 31, 2018(2)	$1,085,372	$ 19,261	$1,066,111
Year Ended October 31, 2017(3)	$1,743,396	$105,295	$1,638,101
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $31.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $14,067.
(3)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $285.

Direxion Daily Gold Miners Index Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$9,689,285	$ 6,623	$9,682,662
Year Ended October 31, 2018	$9,432,961	$ -	$9,432,961
Year Ended October 31, 2017(2)	$11,345,165	$54,967	$11,290,198
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $6,623.
(2)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $14,713.

Direxion Daily Gold Miners Index Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$1,573,297	$ -	$1,573,297
Year Ended October 31, 2018	$1,857,652	$ -	$1,857,652
Year Ended October 31, 2017(1)	$2,243,704	$852	$2,242,852
(1)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $50,285.
Direxion Daily Healthcare Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$1,126,919	$20,615	$1,106,304
Year Ended October 31, 2018(2)	$1,198,220	$23,120	$1,175,100
Year Ended October 31, 2017(3)	$1,235,997	$29,753	$1,206,244
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $4,596.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $6,244.
(3)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $691.

Direxion Daily Homebuilders & Supplies Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$305,168	$22,351	$282,817
Year Ended October 31, 2018(1)	$456,581	$22,934	$433,647
Year Ended October 31, 2017	$53,896	$30,435	$23,461
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $16.
Direxion Daily Industrials Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$35,201	$38,210	$(3,009)
Year Ended October 31, 2018(1)	$49,769	$37,228	$12,541
May 3, 2017(2) - October 31, 2017	$10,144	$34,998	$(24,854)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $2,017.
(2)	Commencement of Operations

86

Direxion Daily Junior Gold Miners Index Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$5,824,552	$4,657	$5,819,895
Year Ended October 31, 2018	$5,942,777	$ -	$5,942,777
Year Ended October 31, 2017	$6,128,970	$ -	$6,128,970
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $4,657.

Direxion Daily Junior Gold Miners Index Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$658,910	$2,263	$656,647
Year Ended October 31, 2018(2)	$714,653	$2,228	$712,425
Year Ended October 31, 2017(3)	$998,283	$ 654	$997,629
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $29,053.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $41,781.
(3)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $45,823.

Direxion Daily Natural Gas Related Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$234,783	$18,561	$216,222
Year Ended October 31, 2018(1)	$260,068	$19,903	$240,165
Year Ended October 31, 2017	$390,917	$41,268	$349,649
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $3,199.

Direxion Daily Natural Gas Related Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$38,842	$21,467	$17,375
Year Ended October 31, 2018(1)	$40,736	$21,826	$18,910
Year Ended October 31, 2017	$33,815	$33,950	$(135)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $2,191.
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$1,685,707	$20,053	$1,665,654
Year Ended October 31, 2018(1)	$967,216	$22,234	$944,982
Year Ended October 31, 2017	$881,993	$29,033	$852,960
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $5,875.
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$293,431	$21,966	$271,465
Year Ended October 31, 2018(1)	$441,678	$20,109	$421,569
Year Ended October 31, 2017	$189,541	$34,091	$155,450
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $463.
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$58,590	$35,714	$22,876
November 15, 2017(1) - October 31, 2018(2)	$28,312	$41,178	$(12,866)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $2,157.
(2)	Commencement of Operations

87

Direxion Daily MSCI Real Estate Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$340,668	$35,254	$305,414
Year Ended October 31, 2018(1)	$468,404	$21,062	$447,342
Year Ended October 31, 2017(2)	$551,379	$39,820	$511,559
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $4,258.
(2)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $6,588.
Direxion Daily MSCI Real Estate Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$139,806	$57,022	$82,784
Year Ended October 31, 2018(1)	$119,704	$59,917	$59,787
Year Ended October 31, 2017	$133,644	$70,117	$63,527
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $1,076.

Direxion Daily Regional Banks Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$190,831	$19,819	$171,012
Year Ended October 31, 2018(1)	$320,426	$12,446	$307,980
Year Ended October 31, 2017(2)	$178,547	$25,944	$152,603
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $2,560.
(2)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $32.

Direxion Daily Regional Banks Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$15,297	$22,080	$(6,783)
Year Ended October 31, 2018(1)	$19,576	$23,828	$(4,252)
Year Ended October 31, 2017	$20,377	$32,622	$(12,245)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $2,450.

Direxion Daily Retail Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$134,674	$27,494	$107,180
Year Ended October 31, 2018(1)	$221,185	$20,421	$200,764
Year Ended October 31, 2017(2)	$229,965	$31,491	$198,474
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $3,721.
(2)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $2.

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$113,417	$21,776	$91,641
April 19, 2018 - October 31, 2018(1,2)	$16,073	$30,753	$(14,680)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $989.
(2)	Commencement of Operations

Direxion Daily Semiconductor Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$4,534,712	$ 8,304	$4,526,408
Year Ended October 31, 2018(2)	$5,341,510	$45,122	$5,296,388
Year Ended October 31, 2017(3)	$1,970,550	$ 1,672	$1,968,878
88

(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $8,304.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $128,047.
(3)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $64,042.

Direxion Daily Semiconductor Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$1,166,056	$ 720	$1,165,336
Year Ended October 31, 2018(2)	$426,299	$12,266	$414,033
Year Ended October 31, 2017	$286,519	$25,270	$261,249
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $11,695.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $5,105.

Direxion Daily Technology Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$5,051,304	$18,515	$5,032,789
Year Ended October 31, 2018(2)	$4,895,086	$42,157	$4,852,929
Year Ended October 31, 2017(3)	$1,989,874	$14,619	$1,975,255
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $15,333.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $35,311.
(3)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $19,772.

Direxion Daily Technology Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$322,481	$22,689	$299,792
Year Ended October 31, 2018(1)	$185,735	$21,855	$163,880
Year Ended October 31, 2017	$130,224	$32,559	$97,665
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $244.

Direxion Daily Transportation Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$47,522	$37,000	$10,522
Year Ended October 31, 2018(1)	$59,705	$35,473	$24,232
May 3, 2017(2) - October 31, 2017	$10,136	$36,044	$(25,908)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $1,985.
(2)	Commencement of Operations

Direxion Daily Utilities Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$50,898	$36,502	$14,396
Year Ended October 31, 2018(1)	$53,280	$36,930	$16,350
May 3, 2017(2) - October 31, 2017	$10,395	$34,765	$(24,370)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $1,976.
(2)	Commencement of Operations

Direxion Daily 7-10 Year Treasury Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$104,042	$32,553	$71,489
Year Ended October 31, 2018(1)	$51,282	$40,079	$11,203
Year Ended October 31, 2017	$47,452	$46,631	$821
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $2,013.

89

Direxion Daily 7-10 Year Treasury Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$112,799	$31,607	$81,192
Year Ended October 31, 2018(1)	$179,144	$27,551	$151,593
Year Ended October 31, 2017	$218,097	$28,082	$190,015
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $4,168.

Direxion Daily 20+ Year Treasury Bull 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019(1)	$1,108,011	$ 610	$1,107,401
Year Ended October 31, 2018(2)	$731,088	$ -	$731,088
Year Ended October 31, 2017(3)	$629,322	$3,858	$625,464
(1)	For the fiscal year ended October 31, 2019, the Adviser recouped previously waived expenses in the amount of $610.
(2)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $15,780.
(3)	For the fiscal year ended October 31, 2017, the Adviser recouped previously waived expenses in the amount of $7,848.

Direxion Daily 20+ Year Treasury Bear 3X Shares	Advisory fee accrued	Fees waived and expenses absorbed by Adviser	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$1,560,054	$-	$1,560,054
Year Ended October 31, 2018	$2,864,774	$-	$2,864,774
Year Ended October 31, 2017	$3,158,048	$-	$3,158,048
Pursuant to the Management Services Agreement, Rafferty performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust’s contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers as requested or as deemed necessary; and other services that are described in the Management Services Agreement. For these services, the Trust pays to Rafferty a fee at the annual rate of 0.026% on the first $10 billion of the aggregate average daily net assets of the Funds in the Trust and 0.024% on the aggregate net assets above $10 billion. This Management Services Fee may be waived under the Operating Expense Limitation Agreement that Rafferty has entered into with each Fund. This arrangement may be terminated at any time by the Board.
The tables below show the Management Services Fees paid by each operational Fund as of the fiscal years ended October 31:
Direxion Daily Mid Cap Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$13,463
Year Ended October 31, 2018	$17,567
Year Ended October 31, 2017	$12,903

Direxion Daily Mid Cap Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$946
Year Ended October 31, 2018	$1,098
Year Ended October 31, 2017	$1,908

Direxion Daily S&P 500® Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$251,702
Year Ended October 31, 2018	$247,712
Year Ended October 31, 2017	$119,148

Direxion Daily S&P 500® Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$97,100
Year Ended October 31, 2018	$76,023
Year Ended October 31, 2017	$91,732

90

Direxion Daily Small Cap Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$202,460
Year Ended October 31, 2018	$195,243
Year Ended October 31, 2017	$138,935

Direxion Daily Small Cap Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$80,339
Year Ended October 31, 2018	$101,166
Year Ended October 31, 2017	$131,842

Direxion Daily MSCI Brazil Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$103,624
Year Ended October 31, 2018	$56,231
Year Ended October 31, 2017	$20,758

Direxion Daily FTSE China Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$90,349
Year Ended October 31, 2018	$76,420
Year Ended October 31, 2017	$34,653

Direxion Daily FTSE China Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$21,137
Year Ended October 31, 2018	$13,428
Year Ended October 31, 2017	$11,836

Direxion Daily MSCI Developed Markets Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$3,965
Year Ended October 31, 2018	$7,290
Year Ended October 31, 2017	$5,101

Direxion Daily MSCI Developed Markets Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$1,151
Year Ended October 31, 2018	$1,090
Year Ended October 31, 2017	$1,219

Direxion Daily MSCI Emerging Markets Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$56,298
Year Ended October 31, 2018	$75,375
Year Ended October 31, 2017	$41,162

Direxion Daily MSCI Emerging Markets Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$17,751
Year Ended October 31, 2018	$20,413
Year Ended October 31, 2017	$23,110

Direxion Daily FTSE Europe Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$8,329
Year Ended October 31, 2018	$16,421
Year Ended October 31, 2017	$8,954

Direxion Daily MSCI India Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$21,504
Year Ended October 31, 2018	$26,322
Year Ended October 31, 2017	$19,895

91

Direxion Daily MSCI Japan Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$2,629
Year Ended October 31, 2018	$6,033
Year Ended October 31, 2017	$1,808

Direxion Daily Latin America Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$3,487
Year Ended October 31, 2018	$4,073
Year Ended October 31, 2017	$3,112

Direxion Daily MSCI Mexico Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$2,949
Year Ended October 31, 2018	$2,529
May 3, 2017* - October 31, 2017	$320
*	Commencement of Operations

Direxion Daily Russia Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$29,134
Year Ended October 31, 2018	$40,301
Year Ended October 31, 2017	$34,870

Direxion Daily Russia Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$5,909
Year Ended October 31, 2018	$5,814
Year Ended October 31, 2017	$7,682

Direxion Daily MSCI South Korea Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$9,446
Year Ended October 31, 2018	$4,785
Year Ended October 31, 2017	$1,654

Direxion Daily Aerospace & Defense Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$14,344
Year Ended October 31, 2018	$18,856
May 3, 2017* - October 31, 2017	$1,869
*	Commencement of Operations

Direxion Daily S&P Biotech Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$150,305
Year Ended October 31, 2018	$110,486
Year Ended October 31, 2017	$62,946

Direxion Daily S&P Biotech Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$24,857
Year Ended October 31, 2018	$18,914
Year Ended October 31, 2017	$21,806

Direxion Daily Communication Services Index Bull 3X Shares	Management Fees Paid
January 14, 2019*- October 31, 2019	$780
*	Commencement of Operations

Direxion Daily Communication Services Index Bear 3X Shares	Management Fees Paid
January 14, 2019*- October 31, 2019	$350
*	Commencement of Operations

92

Direxion Daily Consumer Discretionary Bull 3X Shares	Management Fees Paid
November 29, 2018* - October 31, 2019	$905
*	Commencement of Operations

Direxion Daily Consumer Discretionary Bear 3X Shares	Management Fees Paid
November 29, 2018* - October 31, 2019	$343
*	Commencement of Operations

Direxion Daily Consumer Staples Bull 3X Shares	Management Fees Paid
November 29, 2018* - October 31, 2019	$722
*	Commencement of Operations

Direxion Daily Consumer Staples Bear 3X Shares	Management Fees Paid
November 29, 2018* - October 31, 2019	$323
*	Commencement of Operations

Direxion Daily Energy Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$87,550
Year Ended October 31, 2018	$113,018
Year Ended October 31, 2017	$111,993

Direxion Daily Energy Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$7,113
Year Ended October 31, 2018	$10,378
Year Ended October 31, 2017	$10,550

Direxion Daily Financial Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$367,283
Year Ended October 31, 2018	$478,237
Year Ended October 31, 2017	$293,779

Direxion Daily Financial Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$43,136
Year Ended October 31, 2018	$36,841
Year Ended October 31, 2017	$48,427

Direxion Daily Gold Miners Index Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$329,758
Year Ended October 31, 2018	$320,151
Year Ended October 31, 2017	$316,339

Direxion Daily Gold Miners Index Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$53,521
Year Ended October 31, 2018	$63,041
Year Ended October 31, 2017	$63,415

Direxion Daily Healthcare Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$38,356
Year Ended October 31, 2018	$40,666
Year Ended October 31, 2017	$34,582

93

Direxion Daily Homebuilders & Supplies Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$10,386
Year Ended October 31, 2018	$15,492
Year Ended October 31, 2017	$1,551

Direxion Daily Industrials Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$1,201
Year Ended October 31, 2018	$1,688
May 3, 2017* - October 31, 2017	$298
*	Commencement of Operations

Direxion Daily Junior Gold Miners Index Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$198,214
Year Ended October 31, 2018	$201,683
Year Ended October 31, 2017	$171,029

Direxion Daily Junior Gold Miners Index Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$22,419
Year Ended October 31, 2018	$24,251
Year Ended October 31, 2017	$28,109

Direxion Daily Natural Gas Related Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$7,991
Year Ended October 31, 2018	$8,826
Year Ended October 31, 2017	$10,935

Direxion Daily Natural Gas Related Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$1,326
Year Ended October 31, 2018	$1,382
Year Ended October 31, 2017	$948

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$57,359
Year Ended October 31, 2018	$32,826
Year Ended October 31, 2017	$24,990

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$9,988
Year Ended October 31, 2018	$14,986
Year Ended October 31, 2017	$5,327

Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$1,998
November 15, 2017* - October 31, 2018	$985
*	Commencement of Operations

Direxion Daily MSCI Real Estate Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$11,593
Year Ended October 31, 2018	$15,894
Year Ended October 31, 2017	$15,399

94

Direxion Daily MSCI Real Estate Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$4,772
Year Ended October 31, 2018	$4,063
Year Ended October 31, 2017	$3,723

Direxion Daily Regional Banks Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$6,513
Year Ended October 31, 2018	$10,871
Year Ended October 31, 2017	$5,048

Direxion Daily Regional Banks Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$522
Year Ended October 31, 2018	$665
Year Ended October 31, 2017	$586

Direxion Daily Retail Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$4,597
Year Ended October 31, 2018	$7,509
Year Ended October 31, 2017	$6,402

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$3,867
April 19, 2018* - October 31, 2018	$572
*	Commencement of Operations

Direxion Daily Semiconductor Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$154,313
Year Ended October 31, 2018	$181,254
Year Ended October 31, 2017	$56,313

Direxion Daily Semiconductor Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$39,667
Year Ended October 31, 2018	$14,470
Year Ended October 31, 2017	$8,096

Direxion Daily Technology Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$171,878
Year Ended October 31, 2018	$166,124
Year Ended October 31, 2017	$56,461

Direxion Daily Technology Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$10,975
Year Ended October 31, 2018	$6,304
Year Ended October 31, 2017	$3,665

Direxion Daily Transportation Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$1,623
Year Ended October 31, 2018	$2,026
May 3, 2017* - October 31, 2017	$298
*	Commencement of Operations

95

Direxion Daily Utilities Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$1,736
Year Ended October 31, 2018	$1,807
May 3, 2017* - October 31, 2017	$306
*	Commencement of Operations

Direxion Daily 7-10 Year Treasury Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$3,549
Year Ended October 31, 2018	$1,741
Year Ended October 31, 2017	$1,357

Direxion Daily 7-10 Year Treasury Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$3,851
Year Ended October 31, 2018	$6,080
Year Ended October 31, 2017	$6,104

Direxion Daily 20+ Year Treasury Bull 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$37,707
Year Ended October 31, 2018	$24,813
Year Ended October 31, 2017	$17,729

Direxion Daily 20+ Year Treasury Bear 3X Shares	Management Fees Paid
Year Ended October 31, 2019	$53,121
Year Ended October 31, 2018	$97,220
Year Ended October 31, 2017	$87,940
Rafferty shall not be liable to the Trust or any Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Funds' distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.
Portfolio Managers
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
In addition to the Funds, Mr. Brigandi and Mr. Ng manage the following other accounts as of October 31, 2019:
Accounts	Total Number of Accounts	Total Assets (In Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	42	$1.4	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
Rafferty manages no other accounts with investment objectives similar to those of the Funds. In addition, two or more funds advised by Rafferty may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions. Generally, due to the nature of the various Funds advised by Rafferty, if a Fund with a leveraged investment objective increases in value, the performance of a Fund with an inverse or an inverse leveraged investment objective will decrease in value and vice versa. Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.
96

Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.
The investment team’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.
Mr. Brigandi and Mr. Ng did not own any shares of the Funds as of October 31, 2019.
Proxy Voting Policies and Procedures
The Board has adopted policies and procedures with respect to voting proxies (the “Proxy Policy”) related to portfolio securities of the Funds. Pursuant to these policies and procedures the Board of the Trust has delegated responsibility for voting such proxies to the Adviser, subject to the Board’s continuing oversight.
The Proxy Policy is intended to protect shareholder interests and comply with applicable state and federal corporate and securities laws. It applies to any voting rights with respect to securities held in accounts of the Funds. To assist the Adviser in its responsibility for voting proxies and administering the overall proxy voting process, the Adviser has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P.; a leading U.S. middle market private equity firm. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues monthly reports which are reviewed by the Adviser to assure proxies are being voted properly. The Adviser and ISS also perform checks on a quarterly basis to match the voting activity with available shareholder meeting information. ISS’ management meets on a regular basis to discuss its approach to new developments and amendments to existing proxy voting guidelines (the “Guidelines”). Information on such developments and amendments are then provided to the Adviser.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests and rights. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues and factors considered when resolving proxy issues in the Guidelines include, but are not limited to:
•	Election of Directors – considering all factors such as director qualifications, term of office and age limits.
•	Proxy Contests – considering factors such as voting nominees in contested elections and reimbursement of expenses.
•	Election of Auditors – considering factors such as independence and reputation of the auditing firm.
•	Proxy Contest Defenses – considering factors such as board structure and cumulative voting.
•	Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.
•	Capital Structure – considering factors such as common stock authorization and stock distributions.
•	Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.
•	State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.
•	Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.
•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.
•	Social and Corporate Responsibility Issues – considering factors such as social, environmental, and labor issues.
A full description of the Guidelines and voting policy is maintain by the Adviser, and a complete copy of the Guidelines is available without charge, upon request by calling the Adviser at (866) 476-7523.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Funds' shareholders and the Adviser, the Distributor or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly-traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Adviser to monitor potential conflicts of interest. In the
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event a conflict of interest arises, the Adviser will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines.
Proxy Voting Recordkeeping
The Adviser, with the assistance of ISS, maintains for a period of at least five years, a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Funds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Adviser at (866) 476-7523 or on the SEC’s website at http://www.sec.gov.
Fund Administrator, Fund Accounting Agent, Transfer Agent and Custodian
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds' administrator. The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, serves as the Funds' transfer agent, and custodian. Rafferty also performs certain administrative services for the Funds.
Pursuant to a Fund Administration Servicing Agreement between the Trust and USBFS, USBFS provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays USBFS a fee based on the Trust’s total average daily net assets. USBFS also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust to USBFS pursuant to the Fund Administration Servicing Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Administrator
Year Ended October 31, 2019*	$2,019,812
Year Ended October 31, 2018	$2,046,515
Year Ended October 31, 2017	$2,402,024
Pursuant to a Fund Accounting Agreement between the Trust and BNYM, BNYM provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these accounting services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual per fund fee, subject to certain negotiated fee waivers. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses. The amount of fees paid by the Trust pursuant to the Fund Accounting Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Fund Accounting Agent
Year Ended October 31, 2019*	$1,847,466
Year Ended October 31, 2018	$1,876,840
Year Ended October 31, 2017	$1,629,992
Pursuant to a Custody Agreement, BNYM serves as the custodian of a Fund’s assets. The custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust pursuant to the Custody Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Custodian
Year Ended October 31, 2019*	$1,096,678
Year Ended October 31, 2018	$1,132,612
Year Ended October 31, 2017	$1,016,661
Pursuant to a Transfer Agency and Service Agreement between the Trust and BNYM, BNYM provides the Trust with transfer agency services, which includes Creation and Redemption Unit order processing. As compensation for these transfer agency services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual complex fee. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above. The amount of fees paid by the Trust pursuant to the Transfer Agency and Service Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Transfer Agent
Year Ended October 31, 2019*	$1,287,942
Year Ended October 31, 2018	$1,171,567
Year Ended October 31, 2017	$1,116,750
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*Effective June 28, 2019, certain of the Funds in the Trust became party to an Operating Services Agreement and as a result, the Adviser assumed responsibility for paying those Funds’ portion of the fees due to USBFS and BNYM from the Trust.
Securities Lending
Effective August 25, 2017, each Fund has entered into a Securities Lending Authorization Agreement with BNYM (the “Securities Lending Agreement”) whereby BNYM will be the Lending Agent for each Fund. Each Fund retains a portion of the securities lending income and remits the remaining portion to BNYM as compensation for its services as securities lending agent. Securities lending income is generally equal to the net income earned from the reinvestment of cash collateral after payment of cash collateral fees, and any fees or other payments from borrowers of securities.
BNYM acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. BNYM determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNYM ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to a Fund’s relevant account on the date such amounts are delivered by the borrower to BNYM. BNYM receives and holds, on a Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNYM marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 102% of the market value of the loaned securities. At the termination of the loan, BNYM returns the collateral to the borrower upon the return of the loaned securities to BNYM. BNYM invests cash collateral in accordance with the Securities Lending Agreement. BNYM maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to a Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. Each Fund shall receive the net securities lending revenue based on the securities lent from its holdings. A Fund may also pay custodial fees and other expenses associated with a loan.
As of October 31, 2019, the dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each operational Fund were as follows:
Fees and/or Compensation for Securities Lending Activities and Related Services
Fund Name	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from the Revenue Split	Fees Paid for any Cash Collateral Manage- ment Service (Including Fees Deducted from a Pooled Cash Collateral Reinvest- ment Vehicle) that are not Included in the Revenue Split	Admin- istrative Fees not Included in the Revenue Split	Indem- nification Fees not Included in the Revenue Split	Borrower Rebates	Other Fees not Included in the Revenue Split (specify)	Aggregate Fees/ Comp- ensation for Securities Lending Activities	Net Income from Securities Lending Activities
Direxion Daily Mid Cap Bull 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Mid Cap Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily S&P 500® Bull 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily S&P 500® Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Small Cap Bull 3X Shares	$439,881	$66,149	$-	$-	$-	$211,460	$-	$277,609	$162,272
Direxion Daily Small Cap Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily MSCI Brazil Bull 3X Shares	$680,932	$106,293	$-	$-	$-	$320,419	$-	$426,712	$254,220
Direxion Daily FTSE China Bull 3X Shares	$60,705	$4,545	$-	$-	$-	$44,522	$-	$49,067	$11,638
Direxion Daily FTSE China Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily MSCI Developed Markets Bull 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily MSCI Developed Markets Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
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Fees and/or Compensation for Securities Lending Activities and Related Services
Fund Name	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from the Revenue Split	Fees Paid for any Cash Collateral Manage- ment Service (Including Fees Deducted from a Pooled Cash Collateral Reinvest- ment Vehicle) that are not Included in the Revenue Split	Admin- istrative Fees not Included in the Revenue Split	Indem- nification Fees not Included in the Revenue Split	Borrower Rebates	Other Fees not Included in the Revenue Split (specify)	Aggregate Fees/ Comp- ensation for Securities Lending Activities	Net Income from Securities Lending Activities
Direxion Daily MSCI Emerging Markets Bull 3X Shares	$2,427	$658	$-	$-	$-	$-	$-	$658	$1,769
Direxion Daily MSCI Emerging Markets Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily FTSE Europe Bull 3X Shares	$1,063	$38	$-	$-	$-	$936	$-	$974	$89
Direxion Daily MSCI India Bull 3X Shares	$1,312	$56	$-	$-	$-	$1,126	$-	$1,182	$130
Direxion Daily MSCI Japan Bull 3X Shares	$1,052	$174	$-	$-	$-	$407	$-	$581	$471
Direxion Daily Latin America Bull 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily MSCI Mexico Bull 3X Shares	$21,320	$5,702	$-	$-	$-	$1,809	$-	$7,511	$13,809
Direxion Daily Russia Bull 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Russia Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily MSCI South Korea Bull 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Aerospace & Defense Bull 3X Shares	$1,674	$87	$-	$-	$-	$1,389	$-	$1,476	$198
Direxion Daily S&P Biotech Bull 3X Shares	$210,378	$38,792	$-	$-	$-	$80,787	$-	$119,579	$90,799
Direxion Daily S&P Biotech Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Communication Services Index Bull 3X Shares	$51	$3	$-	$-	$-	$42	$-	$45	$6
Direxion Daily Communication Services Index Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Consumer Discretionary Bull 3X Shares	$5	$-	$-	$-	$-	$4	$-	$4	$1
Direxion Daily Consumer Discretionary Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Consumer Staples Bull 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Consumer Staples Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Energy Bull 3X Shares	$55,980	$2,036	$-	$-	$-	$49,054	$-	$51,090	$4,890
Direxion Daily Energy Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Financial Bull 3X Shares	$2,093	$197	$-	$-	$-	$1,425	$-	$1,622	$471
Direxion Daily Financial Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Gold Miners Index Bull 3X Shares	$549	$123	$-	$-	$-	$139	$-	$262	$287
Direxion Daily Gold Miners Index Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Healthcare Bull 3X Shares	$14,273	$1,042	$-	$-	$-	$10,666	$-	$11,708	$2,565
Direxion Daily Homebuilders & Supplies Bull 3X Shares	$303	$26	$-	$-	$-	$213	$-	$239	$64
Direxion Daily Industrials Bull 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Junior Gold Miners Index Bull 3X Shares	$51,818	$6,338	$-	$-	$-	$29,861	$-	$36,199	$15,619
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Fees and/or Compensation for Securities Lending Activities and Related Services
Fund Name	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from the Revenue Split	Fees Paid for any Cash Collateral Manage- ment Service (Including Fees Deducted from a Pooled Cash Collateral Reinvest- ment Vehicle) that are not Included in the Revenue Split	Admin- istrative Fees not Included in the Revenue Split	Indem- nification Fees not Included in the Revenue Split	Borrower Rebates	Other Fees not Included in the Revenue Split (specify)	Aggregate Fees/ Comp- ensation for Securities Lending Activities	Net Income from Securities Lending Activities
Direxion Daily Junior Gold Miners Index Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Natural Gas Related Bull 3X Shares	$13,576	$3,669	$-	$-	$-	$1,062	$-	$4,731	$8,845
Direxion Daily Natural Gas Related Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily MSCI Real Estate Bull 3X Shares	$2,236	$409	$-	$-	$-	$816	$-	$1,225	$1,011
Direxion Daily MSCI Real Estate Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	$168,343	$34,398	$-	$-	$-	$44,532	$-	$78,930	$89,413
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Regional Banks Bull 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Regional Banks Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Retail Bull 3X Shares	$45,034	$11,706	$-	$-	$-	$4,709	$-	$16,415	$28,619
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	$609	$86	$-	$-	$-	$322	$-	$408	$201
Direxion Daily Semiconductor Bull 3X Shares	$5,977	$856	$-	$-	$-	$3,122	$-	$3,978	$1,999
Direxion Daily Semiconductor Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Technology Bull 3X Shares	$106,656	$5,151	$-	$-	$-	$89,350	$-	$94,501	$12,155
Direxion Daily Technology Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Transportation Bull 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily Utilities Bull 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily 7-10 Year Treasury Bull 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily 7-10 Year Treasury Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion Daily 20+ Year Treasury Bull 3X Shares	$54,583	$5,104	$-	$-	$-	$37,444	$-	$42,548	$12,035
Direxion Daily 20+ Year Treasury Bear 3X Shares	$-	$-	$-	$-	$-	$-	$-	$-	$-
Distributor
Foreside Fund Services, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. The Trust
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offers Shares of the Funds for sale through the Distributor in Creation Units, as described below. The Distributor will not sell or redeem Shares in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays the Distributor for distribution-related services. For the fiscal year ended October 31, 2019, the Distributor received $1,092,816 as compensation from Rafferty for distribution services provided to the Trust, including the distribution services provided for the operational Funds. For the fiscal year ended October 31, 2019, Foreside did not receive any underwriting commission or discounts, compensation on redemptions and repurchases, or brokerage commissions from the Funds.
The Adviser may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including each Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The Adviser had arrangements to make payments based on an annual fee for its services, as well as based on the average daily assets held by Schwab customers in certain funds managed by the Adviser, for services other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote select funds managed by the Adviser, to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of those funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser from its own resources and not from the assets of funds managed by the Adviser. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by each Fund, other ETFs advised by the Adviser or other exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other funds managed by the Adviser.
Distribution Plan
Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds' principal underwriter, and Rafferty may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, each Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Funds.
The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Funds. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made.
The Rule 12b-1 Plan permits payments to be made by each Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Rule 12b-1 Plan authorizes payments by each Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”), 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, is the independent registered public accounting firm for the Trust. The Financial Statements of the Funds for the fiscal year ended October 31, 2019 (that had commenced operations by that date), audited by EY, have been included in reliance on their report given on their authority as experts in accounting and auditing.
Legal Counsel
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.
Determination of Net Asset Value
A fund’s share price is known as its NAV. Each Fund’s share price (other than the Fixed Income Funds) is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following
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holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Bond Market is not open on Columbus Day and Veterans’ Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
Each Fixed Income Fund also calculates its NAV as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time each Business Day. However, on days that the bond markets close all day, which currently includes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (a “Bond Market Holiday”), the Fixed Income Funds do not calculate their NAVs, even if the NYSE is open for business. On such days, orders for purchase or redemption will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday. Similarly, on days that the bond markets close early but the NYSE does not (usually at 2 p.m. Eastern Time, and which currently include the Friday before Memorial Day and New Year’s Eve), the Fixed Income Funds treat the portion of the day that the bond markets are closed as a Bond Market Holiday and calculates their NAVs as of the recommended closing time for the bond markets, which may be before 4:00 p.m. Eastern Time, subject to the discretion of the Adviser. In such instances, orders for purchase or redemption that are received prior to the close of bond markets will receive the NAV calculated at the time of the bond markets closure, whereas orders for purchase or redemption that are received thereafter will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated. The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but a Fund is not open for business.
A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price or settlement price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.
For purposes of determining NAV per share of a Fund, options and futures contracts are valued based on market quotations or the last sales or settlement price of the exchange on which an asset trades. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued. A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day a share price is calculated.
For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).
OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.
Dividend income and other distributions are recorded on the ex-distribution date.
Illiquid securities, securities for which reliable quotations or pricing services are not readily available, all other assets not valued in accordance with the foregoing principles or for which pricing information is deemed unreliable, or to the Adviser’s knowledge, does not reflect a significant event occurring in the market, the security or asset will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.
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Additional Information Concerning Shares
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on April 23, 2008, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series of class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Trust Instrument confers upon the Broad of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of a Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Trust Instrument disclaims liability of the shareholders of the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification from the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC
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Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
Purchases and Redemptions
The Trust issues and redeems Shares of each Fund only in aggregations of Creation Units. The number of Shares of a Fund that constitute a Creation Unit for each Fund and the value of such Creation Unit as of each Fund’s inception were 50,000 and $1,250,000 for the Direxion Daily S&P 500® High Beta Bull 3X Shares, Direxion Daily S&P 500® High Beta Bear 3X Shares, Direxion Daily Dow Jones Internet Bull 3X Shares, Direxion Daily Dow Jones Internet Bear 3X Shares, Direxion Daily MSCI Brazil Bear 3X Shares, Direxion Daily MSCI India Bear 3X Shares, Direxion Daily MSCI South Korea Bear 3X Shares, Direxion Daily MSCI Turkey Bull 3X Shares, Direxion Daily Homebuilders & Supplies, Bear 3X Shares, Direxion Daily Retail Bear 3X Shares, Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares, Direxion Daily Communication Services Index Bull 3X Shares, Direxion Daily Communication Services Bull 3X Shares, Direxion Daily Dow 30 Bull 3X Shares, Direxion Daily Dow 30 Bear 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Aerospace & Defense Bear 3X Shares, Direxion Daily Consumer Discretionary Bull 3X Shares, Direxion Daily Consumer Discretionary Bear 3X Shares, Direxion Daily Consumer Staples Bull 3X Shares Direxion Daily Consumer Staples Bear 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily Industrials Bear 3X Shares, Direxion Daily Metals & Mining Bull 3X Shares, Direxion Daily Metals & Mining Bear 3X Shares, Direxion Daily Pharmaceutical & Medical Bull 3X Shares, Direxion Daily Pharmaceutical & Medical Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Transportation Bear 3X Shares, Direxion Daily Utilities Bull 3X Shares, Direxion Daily Utilities Bear 3X Shares, Direxion Daily MSCI Canada Bull 3X Shares, Direxion Daily MSCI Canada Bear 3X Shares, Direxion Daily MSCI Italy Bull 3X Shares, Direxion Daily MSCI Italy Bear 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily MSCI Mexico Bear 3X Shares, and $6,000,000, respectively for the Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Energy Bull 3X Shares and Direxion Daily Energy Bear 3X Shares, and 50,000 and $2,000,000, respectively for the remainder of the Funds.
See “Purchase and Issuance of Creation Units” and “Redemption of Creation Units” below. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund, and may make a corresponding
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change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board for any other reason.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined above), of an order in proper form.
Creation Units of Shares may be purchased only by or through an Authorized Participant by depositing a basket of securities and/or cash for a Bull Fund. The consideration for purchase of a Creation Unit of Shares of a Bull Fund consists of either cash or the securities and cash that are held by a Bull Fund (“Deposit Securities”), the Balancing Amount, and the appropriate transaction fee (collectively, the “Portfolio Deposit”). The Balancing Amount will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities and the NAV of the Creation Unit(s) being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. Creation Units for the Bear Funds will be sold only for cash equal to the NAV of the Shares being purchased plus the transaction fee described below (“Cash Purchase Amount”).
BNYM or Rafferty makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each security (“Deposit Securities”) to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Bull Fund. The identity and number of shares of the Deposit Securities required for a Creation Unit will change from time to time. Each Bull Fund reserves the right to permit or require the substitution of an amount of cash –i.e., a “cash in lieu” amount – to be added to the Balancing Amount to replace any Deposit Security that may not be available in sufficient quantity for delivery, eligible for transfer through the clearing process (discussed below) or the Federal Reserve System or eligible for trading by an Authorized Participant or the investor for which it is acting. For such custom orders, “cash in lieu” may be added to the Balancing Amount. You must also pay a Transaction Fee, as described in the Prospectus, in cash.
The identity and number of shares of the Deposit Securities required for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by Rafferty with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index or may be a representative sample of the securities in a Fund's underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to Rafferty on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by a Fund, or resulting from stock splits and other corporate actions. In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Creation Unit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of a Fund, will be made available.
Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a Bull Fund until such time as the next-announced Portfolio Deposit made available.
An Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described in the Prospectus. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Enhanced Clearing Process,” or (ii) outside the Enhanced Clearing Process, being referred to herein as the Manual Clearing Process.
A purchase order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
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Purchases through the Enhanced Clearing Process
To purchase or redeem through the Enhanced Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Enhanced Clearing Process, in the Authorized Participant Agreement the Participant authorizes the transfer agent to transmit to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the Portfolio Deposit or the Cash Purchase Amount and such additional information as may be required by the transfer agent or the Distributor.
Purchases through the Manual Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Enhanced Clearing Process must state that it is not using the Enhanced Clearing Process and that the purchase instead will be effected through a transfer of securities and cash either through the Federal Reserve System (for cash and U.S. government securities) or directly through DTC. Purchases (and redemptions) of Creation Units of the Bull Funds settled outside the Enhanced Clearing Process will be subject to a higher Transaction Fee than those settled through the Enhanced Clearing Process. Purchase orders effected outside the Enhanced Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Enhanced Clearing Process. Those persons placing orders outside the Enhanced Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve System (for cash and U.S. government securities) by contacting the operations department of the broker or depository institution effectuating such transfer of the Portfolio Deposit (for the Bull Funds), or of the Cash Purchase Amount (for the Bear Funds).
Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a greater value than the NAV of the Shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than two Business Days following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. A list of local holidays in the foreign countries or markets relevant to the international funds is set forth under “Regular Foreign Holidays” below.
Rejection of Purchase Orders
The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (b) the Deposit Securities delivered are not as specified by Rafferty and Rafferty has not consented to acceptance of an in-kind deposit that varies from the designated Deposit Securities; (c) acceptance of the purchase transaction order would have certain adverse tax consequences to a Fund; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase transaction order would otherwise, in the discretion of the Trust or Rafferty, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a Cash Purchase Amount, or the value of the Balancing Amount to accompany an in-kind deposit exceed a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian by 4:00 p.m. Eastern Time on the Transmittal Date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and Rafferty make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient
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liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Generally, Creation Units of Shares are redeemed by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described above. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, redemption orders placed through an Authorized Participant may result in additional charges to such investor.
In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
With respect to each Bull Fund, the redemption proceeds for a Creation Unit may consist of cash and/or securities. Rafferty makes available through the NSCC immediately prior to the opening of business on the Exchange on each day that the Exchange is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”) plus the Balancing Amount. These securities may, at times, not be identical to Deposit Securities which are applicable to a purchase of Creation Units. The redemption transaction fee described below is deducted from such redemption proceeds.
For the Bull Funds, a Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the securities held by a Fund but does not differ in NAV.
The redemption proceeds for a Creation Unit of a Bear Fund will consist solely of cash in an amount equal to the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption transaction fee described below (“Cash Redemption Amount”).
A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Placement of Redemption Orders Using Enhanced Clearing Process
Orders to redeem Creation Units of the Funds through the Enhanced Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
Placement of Redemption Orders Outside the Enhanced Clearing Process
Orders to redeem Creation Units of the Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Authorized Participant Agreement , and, for the Fixed Income Funds, has the ability to transact through the Federal Reserve System. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be an Authorized Participant, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC or the Federal Reserve System (for cash and U.S. government securities). The order must be accompanied or preceded by the requisite number of Shares of the Funds specified in such order, which delivery must be made through DTC or the Federal Reserve System to the Custodian by the second Business Day following such Transmittal Date (“DTC Cut-Off Time”); and (iii) all other procedures set forth in the Authorized Participant Agreement must be properly followed.
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After the transfer agent has deemed an order for redemption of a Bull Fund’s shares outside the Clearing Process received, the transfer agent will initiate procedures to transfer the requisite Redemption Securities, which are expected to be delivered within two Business Days, and the Balancing Amount minus the Transaction Fee. In addition, with respect to Bull Fund redemptions honored in cash, the redeeming party will receive the Cash Redemption Amount by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the transfer agent. Due to the schedule of holidays in certain countries, however, the receipt of the Cash Redemption Amount may take longer than two Business Days following the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign country relevant to the international funds.
Continuous Offering
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.
Frequent Purchases and Redemptions
Rafferty expects a significant portion of the Funds' assets to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, each Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses.
Transaction Fees
Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee based upon the value of each Creation Unit also is applicable to each redemption transaction. The Transaction Fee applicable to the redemption of Creation Units will not exceed 2% of the value of the redemption proceeds.
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Purchasers of Creation Units of a Fund for cash may be required to pay an additional charge to compensate the Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser may be assessed an additional charge for cash purchases.
Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring securities from a Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. In addition, Rafferty may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.
Transaction fees are imposed as described below.
Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Redemptions*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Daily Mid Cap Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Mid Cap Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily S&P 500® Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily S&P 500® Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Small Cap Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Small Cap Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Dow 30 Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Dow 30 Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily S&P 500® High Beta Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily S&P 500® High Beta Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily MSCI Brazil Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily MSCI Brazil Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily MSCI Canada Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily MSCI Canada Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily FTSE China Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily FTSE China Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily MSCI Developed Markets Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily MSCI Developed Markets Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily MSCI Emerging Market Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily FTSE Europe Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily MSCI India Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily MSCI India Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily MSCI Italy Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily MSCI Italy Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily MSCI Japan Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Latin America Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily MSCI Mexico Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily MSCI Mexico Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Russia Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Russia Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily MSCI South Korea Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily MSCI South Korea Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily MSCI Turkey Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Aerospace & Defense Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Aerospace & Defense Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily S&P Biotech Bull 3X Shares	$300	Up to 300% of NSCC Amount	$300	Up to 2.00%
Direxion Daily S&P Biotech Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Communication Services Index Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
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Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Redemptions*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Daily Communication Services Index Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Consumer Discretionary Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Consumer Discretionary Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Consumer Staples Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Consumer Staples Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Energy Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Energy Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Financial Bull 3X Shares	$625	Up to 300% of NSCC Amount	$625	Up to 2.00%
Direxion Daily Financial Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Gold Miners Index Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Gold Miners Index Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Healthcare Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Homebuilders & Supplies Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Industrials Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Industrials Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Dow Jones Internet Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Dow Jones Internet Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Metals & Mining Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Metals & Mining Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Natural Gas Related Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Natural Gas Related Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Pharmaceutical & Medical Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily MSCI Real Estate Bull 3X Shares	$800	Up to 300% of NSCC Amount	$800	Up to 2.00%
Direxion Daily MSCI Real Estate Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Regional Banks Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Regional Banks Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Retail Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Retail Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Semiconductor Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Semiconductor Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Technology Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Technology Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Transportation Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Transportation Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily Utilities Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily Utilities Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
Direxion Daily 20+ Year Treasury Bull 3X Shares	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
Direxion Daily 20+ Year Treasury Bear 3X Shares	N/A	N/A	$250	Up to 2.00%
*	As a percentage of the amount invested.
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Regular Foreign Holidays
Each Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). A Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the international funds, in certain circumstances. The applicable holidays for certain foreign markets are listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.
The dates from January 1, 2020 to December 31, 2020 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:
Australia	Austria	Belgium	Brazil	Canada	Chile	China
January 1 January 27 April 10 April 13 June 8 December 24 December 25 December 28 December 31	January 1 January 6 April 10 April 13 May 1 May 21 June 1 June 11 October 26 December 8 December 24 December 25 December 31	January 1 April 10 April 13 May 1 May 21 May 22 June 1 July 21 November 11 December 25	January 1 February 24 February 25 February 26 April 10 April 21 May 1 June 11 July 9 September 7 October 12 November 2 November 20 December 25	January 1 January 2 February 17 April 10 May 18 July 1 August 3 September 7 October 12 November 11 December 25 December 28	January 1 April 10 May 1 May 21 June 29 July 16 September 18 October 12 December 8 December 25	January 1
January 20
January 24
January 27
January 28
January 29
January 30
February 17
April 6
April 10
April 13
April 30
May 1
May 4
May 5
May 25
June 25
June 26
July 1
July 3
September 7
October 1
October 2
October 5
October 6
October 7
October 8
October 12
October 26
November 11
November 26
December 25

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Colombia	Czech Republic	Denmark	Egypt	Finland	France	Germany
January 1 January 6 March 23 April 9 April 10 May 1 June 15 June 22 June 29 July 20 August 7 August 17 October 12 November 2 November 16 December 8 December 24 December 25	January 1 April 10 April 13 May 1 May 8 July 6 September 28 October 28 November 17 December 24 December 25	January 1 April 9 April 10 April 13 May 1 May 8 May 21 May 22 June 1 June 5 December 24 December 25 December 31	January 1 January 7 April 19 April 20 May 24 May 25 July 30 July 23 August 2 August 19 October 6 October 28	January 1 January 6 April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31	January 1 April 10 April 13 May 1 May 8 May 21 June 1 July 14 November 11 December 25	January 1 April 10 April 13 May 1 June 1 December 24 December 25 December 31

Greece	Hong Kong	Hungary	India	Indonesia	Ireland	Israel
January 1 January 6 March 2 March 25 April 10 April 13 April 17 April 20 May 1 June 8 October 28 December 24 December 25	January 1
January 19
January 24
January 27
January 28
January 29
January 30
February 1
April 6
April 9
April 10
April 13
April 26
April 29
April 30
May 1
May 4
May 5
May 9
June 25
June 26
June 28
June 30
July 1
September 27
October 1
October 2
October 5
October 6
October 7
October 8
October 10
October 23
October 26
December 24
December 25
	December 31	January 1 April 10 April 13 May 1 June 1 August 20 August 21 August 29 October 23 December 12 December 24 December 25 December 31	February 19 February 21 March 10 March 25 April 1 April 2 April 6 April 10 April 14 May 1 May 7 May 25 October 2 October 30 November 14 November 16 November 30 December 25	January 1 March 25 April 10 May 1 May 7 May 21 May 22 May 25 May 26 May 27 June 1 July 31 August 17 August 20 October 29 December 24 December 25 December 31	January 1 January 20 February 17 April 10 April 13 May 1 May 8 May 25 July 3 July 4 August 31 October 12 November 11 November 26 December 24 December 25 December 28 December 31	March 10 April 8 April 9 April 12 April 13 April 14 April 15 April 28 April 29 May 29 July 30 September 20 September 27 September 28 October 4 October 5 October 6 October 7 October 8

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Italy	Japan	Malaysia	Mexico	Morocco	Netherlands	New Zealand
January 1 April 10 April 13 May 1 December 24 December 25 December 31	January 1 January 2 January 3 January 13 February 11 February 24 March 20 April 29 May 4 May 5 May 6 July 23 July 24 August 10 September 21 September 22 November 3 November 23 December 31	January 1 January 24 January 27 May 1 May 7 May 11 May 25 May 26 July 31 August 20 August 31 September 16 October 29 December 25	January 1 February 3 March 16 April 9 April 10 May 1 September 16 November 2 November 16 December 25	January 1 May 1 May 25 May 26 July 30 July 31 August 14 August 20 August 21 October 30 November 6 November 18	January 1 April 10 April 13 April 27 May 1 May 5 May 21 June 1 December 25	January 1 January 2 January 20 January 27 February 6 April 10 April 13 April 27 June 1 October 26 December 25 December 28

Norway	Peru	Philippines	Poland	Portugal	Russia	Singapore
January 1 April 8 April 9 April 10 April 13 May 1 May 21 June 1 December 24 December 25 December 31	January 1 April 9 April 10 May 1 June 29 July 28 October 8 December 25	January 1 February 25 April 9 April 10 May 1 June 12 August 21 August 31 November 2 November 30 December 8 December 24 December 25 December 30 December 31	January 1 January 6 April 10 April 13 May 1 June 11 November 11 December 24 December 25 December 31	January 1 April 10 April 13 May 1 June 10 June 11 October 5 December 1 December 8 December 25	January 1 January 2 January 3 January 6 January 7 January 8 February 24 March 9 May 1 May 4 May 5 May 11 June 12 November 4	January 1 January 27 April 10 May 1 May 7 May 25 July 31 August 10 December 25

South Africa	South Korea	Spain	Sweden	Switzerland	Taiwan	Thailand
January 1 April 10 April 13 April 27 May 1 June 16 August 10 September 24 December 16 December 25	January 1 January 24 January 27 April 15 April 30 May 1 May 5 September 31 October 1 October 2 October 9 December 25 December 31	January 1 January 6 March 19 April 9 April 10 April 13 May 1 October 12 November 2 December 7 December 8 December 25	January 1 January 6 April 9 April 10 April 13 April 30 May 1 May 20 May 21 June 19 October 30 December 24 December 25 December 31	January 1 January 2 April 10 April 13 April 20 May 1 May 21 June 1 September 14 December 24 December 25 December 31	January 1 January 21 January 22 January 23 January 24 January 27 January 28 January 29 February 28 April 2 April 3 May 1 June 25 June 26 October 1 October 2 October 9	January 1 February 10 April 6 April 13 April 14 April 15 May 1 May 4 May 6 June 3 July 6 July 28 August 12 October 13 October 23 December 7 December 10 December 31

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Turkey	United Kingdom
January 1 April 23 May 1 May 19 May 25 May 26 July 15 July 30 July 31 August 3 October 28 October 29	January 1 January 20 February 17 April 10 April 13 May 1 May 8 May 25 July 3 August 31 October 12 November 11 November 26 December 24 December 25 December 28 December 31
Redemption
The longest redemption cycle for a Fund is a function of the redemption cycles of the countries whose stocks are held by the Fund.
Dividends, Other Distributions and Taxes
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. Federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. While there are minor changes to the RIC rules, the Tax Act makes changes to the tax rules affecting shareholders and each Fund, including various investments that each Fund may make. Potential investors are urged to consult their own tax advisors for more detailed information.
Dividends and other Distributions
As stated in the Prospectus, each Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discount, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share. Each Fund also distributes the excess of its net short-term capital gain over net long-term capital loss (“short-term gain”), if any, annually but may make more frequent distributions thereof if necessary to avoid federal income or excise taxes. Each Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this distribution policy, or postpone the payment of distributions, if a Fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.
Investors should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).
Taxes
Regulated Investment Company Status. Each Fund is treated as a separate entity for federal tax purposes and intends to qualify, or to continue to qualify, for treatment as a RIC. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.
To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income (“Distribution Requirement”) and 90% of its net exempt interest income and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying Income”): (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified
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publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.
Although each Fund intends to satisfy, or to continue to satisfy, all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation a Fund uses, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more funds.
If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 21%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”)) if certain holding period and other requirements are met) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”) provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.
Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.
Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates applicable to QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and
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gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.
Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrecognized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the option. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures, or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A
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constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may elect to accrue and include in income each taxable year a portion of the bonds’ market discount. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Income from REITs. A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “who are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from a REIT the excess inclusion income of which exceeded 3% of the REIT’s dividends. A Fund will not invest directly in REMIC residual interests, and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
Each Fund may invest in REITs. REIT dividends and capital gain distributions are generally effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) qualified REIT dividends and (2) qualified publicly traded partnership income. Recently issued proposed regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of qualified publicly traded partnership income, but that pass-through is not currently available. As a result, an investor who investors directly in qualified publicly traded partnerships will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund that invests in qualified publicly traded partnerships currently will not.
Taxation of Shareholders.
118

Basis Election and Reporting. A shareholder’s basis in Shares of a Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to decide the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Foreign Account Tax Compliance Act (“FATCA”). As mentioned in the Prospectus, under FATCA “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. That withholding tax generally can be avoided, however, as discussed below.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.
Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
* * * * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.
Capital Loss Carryforwards. As of October 31, 2019, the following operational Funds had capital loss carryforwards available to offset future capital gains in the respective amounts, through the year indicated below:
	Utilized in Current Year	Expiring October 31, 2019	Unlimited ST	Unlimited LT
Funds
Direxion Daily Mid Cap Bull 3X Shares	$—	$ —	$ 2,127,496	$ —
Direxion Daily Mid Cap Bear 3X Shares	$—	$ 22,162,993	$ 45,309,496	$ —
Direxion Daily S&P 500® Bull 3X Shares	$—	$ —	$ —	$ —
Direxion Daily S&P 500® Bear 3X Shares	$—	$227,849,840	$ 990,284,208	$ 3,329,426
Direxion Daily Small Cap Bull 3X Shares	$—	$ —	$ 81,285,066	$ —
Direxion Daily Small Cap Bear 3X Shares	$—	$447,535,089	$2,594,728,838	$ —
Direxion Daily MSCI Brazil Bull 3X Shares	$—	$ —	$ —	$ —
Direxion Daily FTSE China Bull 3X Shares	$—	$ —	$ 1,677,274	$ —
Direxion Daily FTSE China Bear 3X Shares	$—	$ —	$ 59,379,820	$ —
119

	Utilized in Current Year	Expiring October 31, 2019	Unlimited ST	Unlimited LT
Funds
Direxion Daily MSCI Developed Markets Bull 3X Shares	$—	$ —	$ 3,148,987	$ —
Direxion Daily MSCI Developed Markets Bear 3X Shares	$—	$ 6,226,800	$ 33,425,039	$ —
Direxion Daily MSCI Emerging Markets Bull 3X Shares	$—	$ —	$ 55,660,352	$ 47,245,113
Direxion Daily MSCI Emerging Markets Bear 3X Shares	$—	$ 73,271,322	$ 285,370,567	$ —
Direxion Daily FTSE Europe Bull 3X Shares	$—	$ —	$ 15,510,698	$ —
Direxion Daily MSCI India Bull 3X Shares	$—	$ —	$ —	$ —
Direxion Daily MSCI Japan Bull 3X Shares	$—	$ —	$ 4,926,865	$ 146,899
Direxion Daily Latin America Bull 3X Shares	$—	$ —	$ 22,776,887	$ 20,130,875
Direxion Daily MSCI Mexico Bull 3X Shares	$—	$ —	$ 1,598,706	$ 303,629
Direxion Daily MSCI South Korea Bull 3X Shares	$—	$ —	$ 3,217,094	$ 495,500
Direxion Daily Russia Bull 3X Shares	$—	$ —	$ 56,678,745	$ —
Direxion Daily Russia Bear 3X Shares	$—	$ 649,297	$ 144,270,798	$ —
Direxion Daily Aerospace & Defense Bull 3X Shares	$—	$ —	$ —	$ —
Direxion Daily S&P Biotech Bull 3X Shares	$—	$ —	$ 109,047,512	$ —
Direxion Daily S&P Biotech Bear 3X Shares	$—	$ —	$ 138,669,883	$ —
Direxion Daily Communication Services Index Bull 3X Shares	$—	$ —	$ —	$ —
Direxion Daily Communication Services Index Bear 3X Shares	$—	$ —	$ 633,056	$ —
Direxion Daily Consumer Discretionary Bull 3X Shares	$—	$ —	$ 43,181	$ —
Direxion Daily Consumer Discretionary Bear 3X Shares	$—	$ —	$ 42,479	$ —
Direxion Daily Consumer Staples Bull 3X Shares	$—	$ —	$ —	$ —
Direxion Daily Consumer Staples Bear 3X Shares	$—	$ —	$ —	$ —
Direxion Daily Energy Bull 3X Shares	$—	$ —	$ 165,342,435	$ 45,166,131
Direxion Daily Energy Bear 3X Shares	$—	$ 12,590,578	$ 155,049,961	$ —
Direxion Daily Financial Bull 3X Shares	$—	$ —	$ 32,680,831	$ 3,667,091
Direxion Daily Financial Bear 3X Shares	$—	$679,926,863	$2,553,549,891	$ —
Direxion Daily Gold Miners Index Bull 3X Shares	$—	$ —	$ 850,559,703	$604,575,508
Direxion Daily Gold Miners Index Bear 3X Shares	$—	$ —	$ 347,285,096	$ —
Direxion Daily Healthcare Bull 3X Shares	$—	$ —	$ —	$ —
Direxion Daily Homebuilders & Supplies Bull 3X Shares	$—	$ —	$ 19,722,724	$ 286,573
Direxion Daily Industrials Bull 3X Shares	$—	$ —	$ 312,634	$ —
Direxion Daily Junior Gold Miners Index Bull 3X Shares	$—	$ —	$ 801,339,096	$ —
Direxion Daily Junior Gold Miners Index Bear 3X Shares	$—	$ —	$ 74,215,832	$ —
Direxion Daily Natural Gas Related Bull 3X Shares	$—	$ —	$ 190,185,354	$ 6,511,935
Direxion Daily Natural Gas Related Bear 3X Shares	$—	$ —	$ 3,015,519	$ —
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	$—	$ —	$ 144,673,738	$ 2,001,578
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	$—	$ —	$ 4,665,137	$ —
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	$—	$ —	$ 2,978,849	$ 85,235
Direxion Daily MSCI Real Estate Bull 3X Shares	$—	$ —	$ —	$ —
Direxion Daily MSCI Real Estate Bear 3X Shares	$—	$ 81,864,882	$ 67,680,500	$ —
Direxion Daily Regional Banks Bull 3X Shares	$—	$ —	$ 7,400,589	$ 439,983
Direxion Daily Regional Banks Bear 3X Shares	$—	$ —	$ 2,229,922	$ —
Direxion Daily Retail Bull 3X Shares	$—	$ —	$ 7,431,508	$ 613,948
Direxion Daily Robotics, Artificial Intelligence & Automation Bull 3X Shares	$—	$ —	$ 1,431,693	$ —
Direxion Daily Semiconductor Bull 3X Shares	$—	$ —	$ —	$ —
Direxion Daily Semiconductor Bear 3X Shares	$—	$ 961,396	$ 217,971,598	$ —
Direxion Daily Technology Bull 3X Shares	$—	$ —	$ —	$ —
Direxion Daily Technology Bear 3X Shares	$—	$ 37,175,240	$ 113,057,444	$ —
Direxion Daily Transportation Bull 3X Shares	$—	$ —	$ —	$ —
Direxion Daily Utilities Bull 3X Shares	$—	$ —	$ —	$ —
Direxion Daily 7-10 Year Treasury Bull 3X Shares	$—	$ —	$ 44,589	$ —
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	Utilized in Current Year	Expiring October 31, 2019	Unlimited ST	Unlimited LT
Funds
Direxion Daily 7-10 Year Treasury Bear 3X Shares	$—	$ 2,880,591	$ 57,589,100	$ —
Direxion Daily 20+ Year Treasury Bull 3X Shares	$—	$ —	$ —	$ —
Direxion Daily 20+ Year Treasury Bear 3X Shares	$—	$101,871,069	$ 896,176,491	$ —

Capital Loss Utilized
Direxion Daily MSCI India Bull 3X Shares	$ 8,124,646
Direxion Daily Energy Bear 3X Shares	$ 10,581,450
Direxion Daily Gold Miners Index Bull 3X Shares	$103,747,898
Direxion Daily Natural Gas Related Bear 3X Shares	$ 5,394,962
Direxion Daily 7-10 Year Treasury Bull 3X Shares	$ 570,431
For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of capital losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Thereafter, capital losses carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. A Fund must use losses that do not expire before it uses losses that do expire and a Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and as noted above, would not be distributed as such to shareholders.
Financial Statements
The Funds' financial statements for the fiscal year ended October 31, 2019, are incorporated herein by reference from the Funds' Annual Report to Shareholders dated October 31, 2019.
To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the contact information listed below:
Write to:	Direxion Shares ETF Trust 1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
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APPENDIX A
Description of Corporate Bond Ratings
Moody’s Investors Service and S&P Global Ratings are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.
Moody’s Investors Service – Global Long-Term Ratings
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non- standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service – National Scale Long-Term Ratings
Moody’ s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.
A-1

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.
S&P Global Ratings – Long-Term Issue Credit Ratings*
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:
•	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
A-2

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. NR indicates that a rating has not been assigned or is no longer assigned.
Moody’s Investors Service – Municipal Short Term Debt and Demand Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings – Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings analysis will review the following considerations:
•	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
A-3

D: 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s Investors Service – Global Short Term Rating Scale
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings –Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
A-4

Direxion Shares ETF Trust
Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
PortfolioPlus S&P 500® ETF (PPLC)
PortfolioPlus S&P® Small Cap ETF (PPSC)
PortfolioPlus S&P® Mid Cap ETF (PPMC)
PortfolioPlus Real Estate ETF
PortfolioPlus Emerging Markets ETF (PPEM)
PortfolioPlus Developed Markets ETF (PPDM)
PortfolioPlus 20+ Year Treasury ETF (PPTR)
February 28, 2020
The shares offered in this prospectus (each a "Fund" and collectively the "Funds") are, or upon commencement of operations will be, listed and traded on the NYSE Arca, Inc.
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. The volatility of each Fund’s underlying index may affect the Fund’s return as much as, or more than, the return of the underlying index. As a result of volatility, a Fund may not behave as expected. Each Fund is intended to be used by investors who intend to monitor their portfolios. No single Fund is a complete investment program.
IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future annual and semi-annual shareholder reports in paper free of charge. To elect to continue to receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section
PortfolioPlus S&P 500® ETF
Important Information Regarding the Fund
The PortfolioPlus S&P 500® ETF (the “Fund”) seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P 500® Index (the “Index”). The volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. As a result of volatility, the Fund may not behave as expected. The Fund is intended to be used by investors who intend to monitor their portfolios. An investment in the Fund is not a complete investment program.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 135% of the daily performance of the Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(2)	0.02%
Acquired Fund Fees and Expenses(3)	0.04%
Total Annual Fund Operating Expenses	0.51%
Total Management Fee Waiver	-0.15%
Total Annual Fund Operating Expenses After Management Fee Waiver	0.36%
(1)	Direxion Advisors, LLC (“Direxion” or the “Adviser”) has contractually agreed to waive 0.15% of its Management Fees through September 1, 2021, which is not subject to recoupment by the Adviser. There is no guarantee that the management fee waiver will continue after September 1, 2021. This contractual waiver may be terminated or revised at any time by the Board of Trustees.
(2)	Direxion has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Direxion has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(3)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$37	$148	$270	$626
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities of the Index, exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold equities, money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
Standard & Poor’s® selects the stocks comprising the Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company’s shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. As of December 31, 2019, the Index consisted of 505 constituents, which had a median total market capitalization of $23.6 billion, total market capitalizations ranging from $2.9 billion to $1.3 trillion and were concentrated in the information technology sector. The Index is rebalanced quarterly.

1	Direxion Shares ETF Trust Prospectus

The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Direxion positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 135% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 135% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 1.5% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 21.0% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 135% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 135% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
Direxion Shares ETF Trust Prospectus	2

One Year Index	135% One Year Index	Volatility Rate
Return	Simple Return	10%	25%	50%	75%	100%
-60%	-81%	-71.0%	-71.4%	-72.6%	-74.6%	-77.1%
-50%	-68%	-60.9%	-61.3%	-63.0%	-65.7%	-69.0%
-40%	-54%	-49.9%	-50.6%	-52.7%	-56.1%	-60.4%
-30%	-41%	-38.4%	-39.1%	-41.8%	-45.9%	-51.2%
-20%	-27%	-26.2%	-27.1%	-30.3%	-35.2%	-41.6%
-10%	-14%	-13.5%	-14.5%	-18.2%	-24.1%	-31.5%
0%	0%	-0.2%	-1.5%	-5.7%	-12.4%	-21.0%
10%	14%	13.5%	12.1%	7.2%	-0.4%	-10.2%
20%	27%	27.6%	26.0%	20.6%	12.0%	1.0%
30%	41%	42.2%	40.4%	34.3%	24.8%	12.5%
40%	54%	57.1%	55.2%	48.5%	37.9%	24.4%
50%	68%	72.5%	70.3%	63.0%	51.4%	36.5%
60%	81%	88.2%	85.8%	77.8%	65.1%	48.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 13.43%. The Index’s highest volatility rate for any one calendar year during the five-year period was 17.11% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 11.70%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that your investment in the Fund will be reduced by an amount equal to 1.35% for every 1% daily decline in the Index, not including the cost of financing the leverage utilized and the impact of operating expenses, which would further lower your investment.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy.
3	Direxion Shares ETF Trust Prospectus

Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease,
Direxion Shares ETF Trust Prospectus	4

the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience
5	Direxion Shares ETF Trust Prospectus

the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown below reflects the Fund’s previous daily leveraged investment objective of 125%. After March 1, 2019, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 135% of the Index.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 17.15% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -16.84% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 40.93%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (1/7/2015)
Return Before Taxes	40.93%	14.93%
Return After Taxes on Distributions	39.65%	14.21%
Return After Taxes on Distributions and Sale of Fund Shares	24.83%	11.80%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	12.36%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Direxion Advisors, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Direxion’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2015	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Direxion Shares ETF Trust Prospectus	6

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Direxion. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Direxion. Direxion’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
7	Direxion Shares ETF Trust Prospectus

PortfolioPlus S&P ® Small Cap ETF
Important Information Regarding the Fund
The PortfolioPlus S&P® Small Cap ETF (the “Fund”) seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P SmallCap 600® Index (the “Index”). The volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. As a result of volatility, the Fund may not behave as expected. The Fund is intended to be used by investors who intend to monitor their portfolios. An investment in the Fund is not a complete investment program.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 135% of the daily performance of the Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(2)	0.05%
Acquired Fund Fees and Expenses(3)	0.07%
Total Annual Fund Operating Expenses	0.57%
Total Management Fee Waiver	-0.15%
Total Annual Fund Operating Expenses After Management Fee Waiver	0.42%
(1)	Direxion Advisors, LLC (“Direxion” or the “Adviser”) has contractually agreed to waive 0.15% of its Management Fees through September 1, 2021, which is not subject to recoupment by the Adviser. There is no guarantee that the management fee waiver will continue after September 1, 2021. This contractual waiver may be terminated or revised at any time by the Board of Trustees.
(2)	Direxion has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Direxion has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(3)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$43	$168	$303	$699
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities of the Index, exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold equities, money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a float-adjusted market capitalization weighted index that attempts to measure the performance of 600 small-capitalization companies in the U.S. To be eligible for inclusion in the Index, a company must have an unadjusted market capitalization between $600 million and $2.4 billion (USD). Standard & Poor’s then selects securities for inclusion in the Index based on additional market values, liquidity, financial viability and industry diversification requirements. As of December 31, 2019 the Index consisted of 601 constituents, which had a median total market capitalization of $1.2 billion, total market capitalizations ranging from $98 million to $6.8 billion and were concentrated in the financials and industrials sectors. The Index rebalances quarterly.
Direxion Shares ETF Trust Prospectus	8

The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Direxion positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 135% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 135% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 1.5% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 21.0% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 135% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 135% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
9	Direxion Shares ETF Trust Prospectus

One Year Index	135% One Year Index	Volatility Rate
Return	Simple Return	10%	25%	50%	75%	100%
-60%	-81%	-71.0%	-71.4%	-72.6%	-74.6%	-77.1%
-50%	-68%	-60.9%	-61.3%	-63.0%	-65.7%	-69.0%
-40%	-54%	-49.9%	-50.6%	-52.7%	-56.1%	-60.4%
-30%	-41%	-38.4%	-39.1%	-41.8%	-45.9%	-51.2%
-20%	-27%	-26.2%	-27.1%	-30.3%	-35.2%	-41.6%
-10%	-14%	-13.5%	-14.5%	-18.2%	-24.1%	-31.5%
0%	0%	-0.2%	-1.5%	-5.7%	-12.4%	-21.0%
10%	14%	13.5%	12.1%	7.2%	-0.4%	-10.2%
20%	27%	27.6%	26.0%	20.6%	12.0%	1.0%
30%	41%	42.2%	40.4%	34.3%	24.8%	12.5%
40%	54%	57.1%	55.2%	48.5%	37.9%	24.4%
50%	68%	72.5%	70.3%	63.0%	51.4%	36.5%
60%	81%	88.2%	85.8%	77.8%	65.1%	48.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 16.10%. The Index’s highest volatility rate for any one calendar year during the five-year period was 17.80% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 9.55%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that your investment in the Fund will be reduced by an amount equal to 1.35% for every 1% daily decline in the Index, not including the cost of financing the leverage utilized and the impact of operating expenses, which would further lower your investment.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy.
Direxion Shares ETF Trust Prospectus	10

Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase
11	Direxion Shares ETF Trust Prospectus

the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Direxion Shares ETF Trust Prospectus	12

Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
The performance shown below reflects the Fund’s previous daily leveraged investment objective of 125%. After March 1, 2019, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 135% of the Index.
The performance shown prior to December 1, 2017 reflects the Fund’s previous daily leveraged investment objective, before fees and expenses, of 125% of the Russell 2000® Index. After December 1, 2017, the Fund began to seek a daily leveraged investment objective, before fees and expenses, of 125% of the S&P SmallCap 600® Index. If the Fund had continued to seek its previous investment objective, the calendar year performance of the Fund would have varied from that shown.
Total Return for the Calendar Years Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 14.04% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -24.88% for the quarter ended December 31, 2018. The year-to-date return as of December 31, 2019 was 27.95%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (1/7/2015)
Return Before Taxes	27.95%	10.59%
Return After Taxes on Distributions	27.56%	10.18%
Return After Taxes on Distributions and Sale of Fund Shares	16.79%	8.29%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	22.78%	10.46%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Direxion Advisors, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Direxion’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2015	Portfolio Manager
Tony Ng	Since September 2015	Portfolio Manager
13	Direxion Shares ETF Trust Prospectus

Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P SmallCap 600® Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Direxion. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Direxion. Direxion’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P SmallCap 600® Index.
Direxion Shares ETF Trust Prospectus	14

PortfolioPlus S&P ® Mid Cap ETF
Important Information Regarding the Fund
The PortfolioPlus S&P® Mid Cap ETF (the “Fund”) seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P Mid Cap 400® Index (the “Index”). The volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. As a result of volatility, the Fund may not behave as expected. The Fund is intended to be used by investors who intend to monitor their portfolios. An investment in the Fund is not a complete investment program.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 135% of the daily performance of the Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(2)	0.08%
Acquired Fund Fees and Expenses(3)	0.07%
Total Annual Fund Operating Expenses	0.60%
Total Management Fee Waiver	-0.15%
Total Annual Fund Operating Expenses After Management Fee Waiver	0.45%
(1)	Direxion Advisors, LLC (“Direxion” or the “Adviser”) has contractually agreed to waive 0.15% of its Management Fees through September 1, 2021, which is not subject to recoupment by the Adviser. There is no guarantee that the management fee waiver will continue after September 1, 2021. This contractual waiver may be terminated or revised at any time by the Board of Trustees.
(2)	Direxion has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Direxion has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(3)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$177	$320	$736
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities of the Index, exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold equities, money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a float-adjusted market capitalization weighted index that attempts to measures the performance of 400 mid-sized companies in the United States. To be eligible for inclusion in the Index, a company must have an unadjusted market capitalization between $2.4 billion and $8.2 billion (USD). Standard & Poor’s then selects securities for inclusion in the Index based on additional market values, liquidity, financial viability, and industry diversification requirements. As of December 31, 2019 the Index constituents had a median total market capitalization of $4.3 billion, total market capitalizations ranging from $1.1 billion to $12.6 billion and were concentrated in the information technology, financials, and industrials sectors. The Index rebalances quarterly.
The components of the Index and the percentages represented by various sectors in the Index may change over
15	Direxion Shares ETF Trust Prospectus

time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Direxion positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 135% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 135% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 1.5% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 21.0% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 135% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 135% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
Direxion Shares ETF Trust Prospectus	16

One Year Index	135% One Year Index	Volatility Rate
Return	Simple Return	10%	25%	50%	75%	100%
-60%	-81%	-71.0%	-71.4%	-72.6%	-74.6%	-77.1%
-50%	-68%	-60.9%	-61.3%	-63.0%	-65.7%	-69.0%
-40%	-54%	-49.9%	-50.6%	-52.7%	-56.1%	-60.4%
-30%	-41%	-38.4%	-39.1%	-41.8%	-45.9%	-51.2%
-20%	-27%	-26.2%	-27.1%	-30.3%	-35.2%	-41.6%
-10%	-14%	-13.5%	-14.5%	-18.2%	-24.1%	-31.5%
0%	0%	-0.2%	-1.5%	-5.7%	-12.4%	-21.0%
10%	14%	13.5%	12.1%	7.2%	-0.4%	-10.2%
20%	27%	27.6%	26.0%	20.6%	12.0%	1.0%
30%	41%	42.2%	40.4%	34.3%	24.8%	12.5%
40%	54%	57.1%	55.2%	48.5%	37.9%	24.4%
50%	68%	72.5%	70.3%	63.0%	51.4%	36.5%
60%	81%	88.2%	85.8%	77.8%	65.1%	48.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.33%. The Index’s highest volatility rate for any one calendar year during the five-year period was 16.14% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 9.02%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that your investment in the Fund will be reduced by an amount equal to 1.35% for every 1% daily decline in the Index, not including the cost of financing the leverage utilized and the impact of operating expenses, which would further lower your investment.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy.
17	Direxion Shares ETF Trust Prospectus

Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able
Direxion Shares ETF Trust Prospectus	18

to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money
19	Direxion Shares ETF Trust Prospectus

in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at
www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Year Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 18.02% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -0.60% for the quarter ended September 30, 2019. The year-to-date return as of December 31, 2019 was 32.85%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (2/15/2018)
Return Before Taxes	32.85%	7.83%
Return After Taxes on Distributions	31.46%	6.99%
Return After Taxes on Distributions and Sale of Fund Shares	20.24%	5.90%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	26.20%	6.94%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Direxion Advisors, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Direxion’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in February 2018	Portfolio Manager
Tony Ng	Since Inception in February 2018	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result
Direxion Shares ETF Trust Prospectus	20

in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P Mid Cap 400® Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Direxion. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Direxion. Direxion’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Mid Cap 400® Index.
21	Direxion Shares ETF Trust Prospectus

PortfolioPlus Real Estate ETF
Important Information Regarding the Fund
The PortfolioPlus Real Estate ETF (the “Fund”) seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Dow Jones U.S. Select REIT IndexTM (the “Index”). The volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. As a result of volatility, the Fund may not behave as expected. The Fund is intended to be used by investors who intend to monitor their portfolios. An investment in the Fund is not a complete investment program.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 135% of the daily performance of the Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(2)	0.08%
Acquired Fund Fees and Expenses(3)	0.15%
Total Annual Fund Operating Expenses	0.68%
Total Management Fee Waiver	-0.15%
Total Annual Fund Operating Expenses After Management Fee Waiver	0.53%
(1)	Direxion Advisors, LLC (“Direxion” or the “Adviser”) has contractually agreed to waive 0.15% of its Management Fees through September 1, 2021, which is not subject to recoupment by the Adviser. There is no guarantee that the management fee waiver will continue after September 1, 2021. This contractual waiver may be terminated or revised at any time by the Board of Trustees.
(2)	Direxion has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Direxion has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(3)	Estimated for the Fund's current fiscal year.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$54	$202
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities of the Index, exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold equities, money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index tracks the performance of publicly-traded real estate investment trusts (“REITs”) and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The Index is float-adjusted market capitalization weighted index and a subset of the Dow Jones U.S. Select Real Estate Securities Index.
As of December 31, 2019, the Index consisted of 94 constituents that had a median market capitalization of $4 billion and total market capitalizations ranging from $182.2 million to $56.3 billion and were concentrated in the real estate sector. The Index rebalances quarterly.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
Direxion Shares ETF Trust Prospectus	22

Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Direxion positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 135% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 135% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 1.5% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 21.0% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 135% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 135% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
23	Direxion Shares ETF Trust Prospectus

One Year Index	135% One Year Index	Volatility Rate
Return	Simple Return	10%	25%	50%	75%	100%
-60%	-81%	-71.0%	-71.4%	-72.6%	-74.6%	-77.1%
-50%	-68%	-60.9%	-61.3%	-63.0%	-65.7%	-69.0%
-40%	-54%	-49.9%	-50.6%	-52.7%	-56.1%	-60.4%
-30%	-41%	-38.4%	-39.1%	-41.8%	-45.9%	-51.2%
-20%	-27%	-26.2%	-27.1%	-30.3%	-35.2%	-41.6%
-10%	-14%	-13.5%	-14.5%	-18.2%	-24.1%	-31.5%
0%	0%	-0.2%	-1.5%	-5.7%	-12.4%	-21.0%
10%	14%	13.5%	12.1%	7.2%	-0.4%	-10.2%
20%	27%	27.6%	26.0%	20.6%	12.0%	1.0%
30%	41%	42.2%	40.4%	34.3%	24.8%	12.5%
40%	54%	57.1%	55.2%	48.5%	37.9%	24.4%
50%	68%	72.5%	70.3%	63.0%	51.4%	36.5%
60%	81%	88.2%	85.8%	77.8%	65.1%	48.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 15.07%. The Index’s highest volatility rate for any one calendar year during the five-year period was 17.57% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 6.40%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that your investment in the Fund will be reduced by an amount equal to 1.35% for every 1% daily decline in the Index, not including the cost of financing the leverage utilized and the impact of operating expenses, which would further lower your investment.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy.
Direxion Shares ETF Trust Prospectus	24

Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Real Estate Sector Risk - Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rent, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust is subject to additional risks, including poor performance by the manager of the real estate investment trust, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
25	Direxion Shares ETF Trust Prospectus

If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may
Direxion Shares ETF Trust Prospectus	26

act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Direxion Advisors, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Direxion’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “Dow Jones U.S. Select REIT IndexTM” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Direxion. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Direxion. Direxion’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Dow Jones U.S. Select REIT IndexTM.
27	Direxion Shares ETF Trust Prospectus

PortfolioPlus Emerging Markets ETF
Important Information Regarding the Fund
The PortfolioPlus Emerging Markets ETF (the “Fund”) seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the FTSE Emerging Index (the “Index”). The volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. As a result of volatility, the Fund may not behave as expected. The Fund is intended to be used by investors who intend to monitor their portfolios. An investment in the Fund is not a complete investment program.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 135% of the daily performance of the Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(2)	0.05%
Acquired Fund Fees and Expenses(3)	0.13%
Total Annual Fund Operating Expenses	0.63%
Total Management Fee Waiver	-0.05%
Total Annual Fund Operating Expenses After Management Fee Waiver	0.58%
(1)	Direxion Advisors, LLC (“Direxion” or the “Adviser”) has contractually agreed to waive 0.05% of its Management Fees through September 1, 2021, which is not subject to recoupment by the Adviser. There is no guarantee that the management fee waiver will continue after September 1, 2021. This contractual waiver may be terminated or revised at any time by the Board of Trustees.
(2)	Direxion has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Direxion has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(3)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$197	$346	$782
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities of the Index, exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold equities, money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The term “emerging market,” as it is defined by the index provider, refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.
The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of December 31, 2019, the Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic,
Direxion Shares ETF Trust Prospectus	28

Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. As of December 31, 2019, the component securities of the Index had capitalizations ranging from $363.7 million to $369.1 billion and were concentrated in the financial services and technology sectors. The Index is reviewed semi-annually.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Direxion positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 135% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 135% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 1.5% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 21.0% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 135% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the
29	Direxion Shares ETF Trust Prospectus

Fund can be expected to return more than 135% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	135% One Year Index	Volatility Rate
Return	Simple Return	10%	25%	50%	75%	100%
-60%	-81%	-71.0%	-71.4%	-72.6%	-74.6%	-77.1%
-50%	-68%	-60.9%	-61.3%	-63.0%	-65.7%	-69.0%
-40%	-54%	-49.9%	-50.6%	-52.7%	-56.1%	-60.4%
-30%	-41%	-38.4%	-39.1%	-41.8%	-45.9%	-51.2%
-20%	-27%	-26.2%	-27.1%	-30.3%	-35.2%	-41.6%
-10%	-14%	-13.5%	-14.5%	-18.2%	-24.1%	-31.5%
0%	0%	-0.2%	-1.5%	-5.7%	-12.4%	-21.0%
10%	14%	13.5%	12.1%	7.2%	-0.4%	-10.2%
20%	27%	27.6%	26.0%	20.6%	12.0%	1.0%
30%	41%	42.2%	40.4%	34.3%	24.8%	12.5%
40%	54%	57.1%	55.2%	48.5%	37.9%	24.4%
50%	68%	72.5%	70.3%	63.0%	51.4%	36.5%
60%	81%	88.2%	85.8%	77.8%	65.1%	48.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 14.09%. The Index’s highest volatility rate for any one calendar year during the five-year period was 17.07% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 5.61%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that your investment in the Fund will be reduced by an amount equal to 1.35% for every 1% daily decline in the Index, not including the cost of financing the leverage utilized and the impact of operating expenses, which would further lower your investment.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement
Direxion Shares ETF Trust Prospectus	30

of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Chinese Securities Risks — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and may impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the
31	Direxion Shares ETF Trust Prospectus

financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Technology Sector Risk — The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely impact a company’s profitability. A small number of companies represent a large portion of the technology industry. In addition, a rising interest rate environment tends to negatively affect technology companies, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal
Direxion Shares ETF Trust Prospectus	32

price or time, which may adversely affect the Fund’s performance.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests
33	Direxion Shares ETF Trust Prospectus

in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Year Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 16.12% for the quarter ended December 31, 2019 and its lowest calendar quarter return was -6.07% for the quarter ended September 30, 2019. The year-to-date return as of December 31, 2019 was 25.67%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (2/15/2018)
Return Before Taxes	25.67%	-0.96%
Return After Taxes on Distributions	24.21%	-2.04%
Return After Taxes on Distributions and Sale of Fund Shares	16.00%	-0.89%
FTSE Emerging Index (reflects no deduction for fees, expenses or taxes)	20.16%	0.54%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, the "Return After Taxes on Distributions and Sale of Fund Shares" is higher for the since inception period because the calculation recognizes a capital loss upon the redemption of Fund shares and assumes the investor received the benefit of a tax deduction.
Management
Investment Adviser. Direxion Advisors, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Direxion’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in February 2018	Portfolio Manager
Tony Ng	Since Inception in February 2018	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
Direxion Shares ETF Trust Prospectus	34

The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The FTSE Emerging Index is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation regarding the advisability of investing in the Fund.
35	Direxion Shares ETF Trust Prospectus

PortfolioPlus Developed Markets ETF
Important Information Regarding the Fund
The PortfolioPlus Developed Markets ETF (the “Fund”) seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the FTSE Developed All Cap ex US Index (the “Index”). The volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. As a result of volatility, the Fund may not behave as expected. The Fund is intended to be used by investors who intend to monitor their portfolios. An investment in the Fund is not a complete investment program.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 135% of the daily performance of the Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(2)	0.05%
Acquired Fund Fees and Expenses(3)	0.06%
Total Annual Fund Operating Expenses	0.56%
Total Management Fee Waiver	-0.05%
Total Annual Fund Operating Expenses After Management Fee Waiver	0.51%
(1)	Direxion Advisors, LLC (“Direxion” or the “Adviser”) has contractually agreed to waive 0.05% of its Management Fees through September 1, 2021, which is not subject to recoupment by the Adviser. There is no guarantee that the management fee waiver will continue after September 1, 2021. This contractual waiver may be terminated or revised at any time by the Board of Trustees.
(2)	Direxion has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Direxion has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(3)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$52	$174	$308	$697
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities of the Index, exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold equities, money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a market-capitalization weighted index representing the performance of large-, mid- and small-capitalization companies in developed markets, excluding the USA. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers over 7,400 securities in 47 different countries and captures 98% of the world's investable market capitalization.
As of December 31, 2019, the Index was comprised of 3,873 securities from 24 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Korea, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Companies from Japan and the United Kingdom represented the largest percentages in the Index.
Direxion Shares ETF Trust Prospectus	36

As of December 31, 2019 the component securities of the Index had market capitalizations ranging from $10 million to $312.4 billion and were concentrated in the financials, consumer goods, and industrials sectors.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Direxion positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 135% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 135% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 1.5% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 21.0% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 135% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 135% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be
37	Direxion Shares ETF Trust Prospectus

significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	135% One Year Index	Volatility Rate
Return	Simple Return	10%	25%	50%	75%	100%
-60%	-81%	-71.0%	-71.4%	-72.6%	-74.6%	-77.1%
-50%	-68%	-60.9%	-61.3%	-63.0%	-65.7%	-69.0%
-40%	-54%	-49.9%	-50.6%	-52.7%	-56.1%	-60.4%
-30%	-41%	-38.4%	-39.1%	-41.8%	-45.9%	-51.2%
-20%	-27%	-26.2%	-27.1%	-30.3%	-35.2%	-41.6%
-10%	-14%	-13.5%	-14.5%	-18.2%	-24.1%	-31.5%
0%	0%	-0.2%	-1.5%	-5.7%	-12.4%	-21.0%
10%	14%	13.5%	12.1%	7.2%	-0.4%	-10.2%
20%	27%	27.6%	26.0%	20.6%	12.0%	1.0%
30%	41%	42.2%	40.4%	34.3%	24.8%	12.5%
40%	54%	57.1%	55.2%	48.5%	37.9%	24.4%
50%	68%	72.5%	70.3%	63.0%	51.4%	36.5%
60%	81%	88.2%	85.8%	77.8%	65.1%	48.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 11.75%. The Index’s highest volatility rate for any one calendar year during the five-year period was 16.25% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 5.92%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that your investment in the Fund will be reduced by an amount equal to 1.35% for every 1% daily decline in the Index, not including the cost of financing the leverage utilized and the impact of operating expenses, which would further lower your investment.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market
Direxion Shares ETF Trust Prospectus	38

for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Developed Country Investing Risk — Issuers from developed countries may be subject to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on service sectors (e.g., financial services sector, consumer services, etc.) as the primary means of economic growth. A prolonged slowdown in one or more service sectors is likely to have a negative impact on the economies of certain developed countries. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and may adversely affect certain issuers. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations on certain commodities and regulations impacting the import of commodities may negatively impact developed country economies.
European Economic Risk - The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.
Japanese Securities Risk - The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000 Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among
39	Direxion Shares ETF Trust Prospectus

other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns.
Consumer Goods Sector Risk - Because companies in the consumer goods sector manufacture products, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Additionally, government regulation, including new laws, affecting the permissibility of using various production methods or other types of inputs such as materials, may adversely impact companies in the consumer goods industry. Changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors may adversely impact companies in the consumer goods sector.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there
Direxion Shares ETF Trust Prospectus	40

is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Depositary Receipt Risk — To the extent the Fund invests in, and/or has exposure to, foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Such investments continue to be subject to most of the risks associated with investing directly in foreign securities, including political and exchange rate risks.
Foreign Securities Risk — Investing in, and/or having exposure to, foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in, and/or exposure to, publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
41	Direxion Shares ETF Trust Prospectus

Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of one or more broad-based market indexes for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Year Ended December 31
During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 13.21% for the quarter ended March 31, 2019 and its lowest calendar quarter return was -1.55% for the quarter ended September 30, 2019. The year-to-date return as of December 31, 2019 was 27.90%.
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception (2/15/2018)
Return Before Taxes	27.90%	1.99%
Return After Taxes on Distributions	26.74%	1.21%
Return After Taxes on Distributions and Sale of Fund Shares	17.14%	1.44%
FTSE Developed All Cap ex US Index (reflects no deduction for fees, expenses or taxes)	22.34%	2.93%
Direxion Shares ETF Trust Prospectus	42

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Direxion Advisors, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Direxion’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in February 2018	Portfolio Manager
Tony Ng	Since Inception in February 2018	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The FTSE Developed All Cap ex US Index is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation regarding the advisability of investing in the Fund.
43	Direxion Shares ETF Trust Prospectus

PortfolioPlus 20+ Year Treasury ETF
Important Information Regarding the Fund
The PortfolioPlus 20+ Year Treasury ETF (the “Fund”) seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the “Index”). The volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. As a result of volatility, the Fund may not behave as expected. The Fund is intended to be used by investors who intend to monitor their portfolios. An investment in the Fund is not a complete investment program.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 135% of the daily performance of the Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(2)	0.05%
Acquired Fund Fees and Expenses(3)	0.15%
Total Annual Fund Operating Expenses	0.65%
Total Management Fee Waiver	-0.15%
Total Annual Fund Operating Expenses After Management Fee Waiver	0.50%
(1)	Direxion Advisors, LLC (“Direxion” or the “Adviser”) has contractually agreed to waive 0.15% of its Management Fees through September 1, 2021, which is not subject to recoupment by the Adviser. There is no guarantee that the management fee waiver will continue after September 1, 2021. This contractual waiver may be terminated or revised at any time by the Board of Trustees.
(2)	Direxion has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Direxion has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(3)	Estimated for the Fund's current fiscal year.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$51	$193
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities of the Index, exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or to ETFs that track the Index. The financial instruments in which the Fund most commonly invests are swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold equities, money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. The Index is not adjusted for securities that may become eligible or ineligible for inclusion in the Index intra-month. The Index is reconstituted and rebalanced on the last business day of each month. As of December 31, 2019, the Index was comprised of 40 constituents.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which
Direxion Shares ETF Trust Prospectus	44

generally provides for less transparency than exchange-traded derivative instruments.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Direxion positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk- The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from 135% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 135% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during shareholder’s holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 1.5% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 21.0% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 135% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 135% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	135% One Year Index	Volatility Rate
Return	Simple Return	10%	25%	50%	75%	100%
-60%	-81%	-71.0%	-71.4%	-72.6%	-74.6%	-77.1%
-50%	-68%	-60.9%	-61.3%	-63.0%	-65.7%	-69.0%
-40%	-54%	-49.9%	-50.6%	-52.7%	-56.1%	-60.4%
-30%	-41%	-38.4%	-39.1%	-41.8%	-45.9%	-51.2%
-20%	-27%	-26.2%	-27.1%	-30.3%	-35.2%	-41.6%
-10%	-14%	-13.5%	-14.5%	-18.2%	-24.1%	-31.5%
0%	0%	-0.2%	-1.5%	-5.7%	-12.4%	-21.0%
10%	14%	13.5%	12.1%	7.2%	-0.4%	-10.2%
20%	27%	27.6%	26.0%	20.6%	12.0%	1.0%
30%	41%	42.2%	40.4%	34.3%	24.8%	12.5%
40%	54%	57.1%	55.2%	48.5%	37.9%	24.4%
50%	68%	72.5%	70.3%	63.0%	51.4%	36.5%
60%	81%	88.2%	85.8%	77.8%	65.1%	48.9%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2019 was 12.09%. The Index’s highest volatility rate for any one calendar year during the five-year period was 15.74% and volatility for a shorter period
45	Direxion Shares ETF Trust Prospectus

of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2019 was 4.18%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that your investment in the Fund will be reduced by an amount equal to 1.35% for every 1% daily decline in the Index, not including the cost of financing the leverage utilized and the impact of operating expenses, which would further lower your investment.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Historically, market cycles have included long term positive and negative periods. Since approximately 2008, the market has largely moved upward and accordingly, the market may be poised for a correction or downturn, which may adversely impact the Fund. An epidemic outbreak or natural disaster and governments’ reactions to such a crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy. Because the Fund is leveraged, a minor downturn or market correction which impacts the securities in the Index should be expected to have a substantial adverse impact on the Fund
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Direxion Shares ETF Trust Prospectus	46

Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the New York Stock Exchange opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours between different markets, and because the level of the Index may be determined using prices obtained at times other than the Fund's net asset value calculation time, correlation to the Index may be measured by comparing the Fund's daily return to a multiple of the daily performance of the Index or by comparing the daily change in the Fund's net asset value per share to a multiple of the daily performance of one or more U.S. ETFs that reflect the values of the securities underlying the Index as of the Fund's net asset value calculation time. It is important to note that the correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of the following: market fluctuations; changes in interest rates; actual or perceived inability of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments; or illiquidity in debt securities markets. Debt instruments are also impacted by political, regulatory, market and economic developments that impact the market in general and specific economic sectors, industries or segments of the fixed income market. In general, rising interest rates lead to a decline in the value of debt securities and debt securities with longer durations tend to be more sensitive to interest rate changes usually making their prices more volatile than those of securities with shorter durations. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Declining interest rates may lead to prepayment of obligations and cause reduced rates of return due to reinvestment of interest and principal payments at lower interest rates.
U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline.
Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value and performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The historically low interest rate environment heightens the risks associated with rising interest rates. A rising interest rate environment may adversely impact the liquidity of fixed-income securities and lead to increased volatility of fixed-income markets. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its leveraged investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the
47	Direxion Shares ETF Trust Prospectus

difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the Index.
If there is a significant intra-day market event and/or the securities of the Index experience a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. For example, the regulator for the Fund has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of the Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for the Fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience
Direxion Shares ETF Trust Prospectus	48

the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Direxion Advisors, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Direxion’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Interactive Data Pricing and Reference Data, LLC. Neither Rafferty nor the Fund is sponsored, endorsed, sold or promoted by Interactive Data Pricing and Reference Data, LLC or its affiliates (“Vendor”). Vendor makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the ICE U.S. Treasury 20+ Year Bond Index to track general financial market performance.
VENDOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL VENDOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
49	Direxion Shares ETF Trust Prospectus

Overview of the Funds
The Direxion Shares ETF Trust (the “Trust”) is a registered investment company offering a number of separate exchange-traded funds (“ETFs”). This Prospectus describes the ETFs noted in the table below (each a “Fund” and collectively the “Funds”). Direxion Advisors, LLC, a wholly owned subsidiary of Rafferty Asset Management, LLC, ("Rafferty"), serves as the investment adviser to each Fund (“Direxion” or “Adviser”).
The Funds seek daily leveraged investment results, before fees and expenses, of 135% of the daily performance of an underlying index. If, on a given day, the underlying index gains 1%, the Funds are designed to gain approximately 1.35% (which is equal to 135% of 1%). Conversely, if the underlying index loses 1% on a given day, the Funds are designed to lose approximately 1.35%. The Funds seek leveraged investment results on a daily basis -- from the close of regular trading on one trading day to the close on the next trading day -- which should not be equated with seeking a leveraged investment objective for any other period.
As used in this Prospectus, the terms “daily,” “day,” and “trading day,” refer to the period from the regular close of the markets on one trading day to the regular close of the markets on the next trading day.
Each Fund seeks investment results that correspond to 135% of the performance of an underlying index, before fees and expenses, as follows:
Fund	Underlying Index
PortfolioPlus S&P 500® ETF	S&P 500® Index
PortfolioPlus S&P® Small Cap ETF	S&P SmallCap 600® Index
PortfolioPlus S&P® Mid Cap ETF	S&P Mid Cap 400® Index
PortfolioPlus Real Estate ETF	Dow Jones U.S. Select REIT lndexTM
PortfolioPlus Emerging Markets ETF	FTSE Emerging Index
PortfolioPlus Developed Markets ETF	FTSE Developed All Cap ex US Index
PortfolioPlus 20+ Year Treasury ETF	ICE U.S. Treasury 20+ Year Bond Index
Shares of the Funds (“Shares”) are listed and traded on the NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange and from their net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable directly with a Fund. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units of the Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, each Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.
In order to provide additional information regarding the value of Shares of a Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for each Fund. Each Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of a Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, nor responsible for, the calculation or dissemination of the IOPV and make no representations or warranty as to its accuracy.
There is no assurance that the Funds will achieve their investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds' Board of Trustees without shareholder approval.
Additional Information Regarding Investment Techniques and Policies
Direxion uses a number of investment techniques in an effort to achieve the stated daily investment objective for each Fund. Each Fund seeks daily investment results, before fees and expenses, of 135% of the daily return of its underlying index.
Direxion attempts to provide 1.35 times the returns of a Fund's underlying index for a one-day period. To do this, Direxion creates net “long” positions for each Fund. Direxion may create short positions for the Fund even though the net exposure in the Fund will be long. Long positions move in the same direction as the underlying index, advancing when the underlying
Direxion Shares ETF Trust Prospectus	50

index advances and declining when the underlying index declines. Short positions move in the opposite direction of the underlying index, advancing when the underlying index declines and declining when the underlying index advances. Additionally, none of the Funds seek income that is exempt from federal, state or local taxes.
In seeking to achieve each Fund’s investment objective, Direxion uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. Direxion relies upon a pre-determined model to generate orders that result in repositioning each Fund’s investments in accordance with its daily leveraged investment objective. Using this approach, Direxion determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Fund’s investment objective. In general, if a Fund is performing as designed, the return of the underlying index will dictate the return for the Fund. Rafferty does not invest the assets of a Fund in securities, derivatives or other investments based on Rafferty’s view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movements or trends. Each Fund generally pursues its investment objective regardless of market conditions and does not take defensive positions.
Each Fund has a clearly articulated daily leveraged investment objective which requires the Fund to seek economic exposure in excess of its net assets (i.e., economic leverage). To meet its objectives, each Fund invests in some combination of financial instruments so that it generates economic exposure consistent with the Fund’s investment objective.
A Fund may hold a representative sample of the securities in its underlying index. The sampling of securities that is held by a Fund is intended to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the underlying index. A Fund also may invest in securities that are not included in the underlying index or may overweight or underweight certain components of the underlying index. A Fund’s assets may be concentrated in an industry or group of industries to the extent that a Fund's underlying index concentrates in a particular industry or group of industries. In addition, each Fund offered in this Prospectus is non-diversified, which means that it may invest in the securities of a limited number of issuers.
At the close of regular trading each day, each Fund will position its portfolio to ensure that the Fund’s exposure to its underlying index is consistent with the Fund’s stated investment objective. The impact of market movements during the day determines whether a portfolio needs to be repositioned. If the underlying index has risen on a given day, a Fund’s net assets should rise, meaning its exposure will typically need to be increased. Conversely, if the underlying index has fallen on a given day, a Fund’s net assets should fall, meaning its exposure will typically need to be reduced. A Fund’s portfolio may also need to be changed to reflect changes in the composition of the underlying index.
A Fund may have difficulty in achieving its daily leveraged investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders and/or disruptions or a temporary lack of liquidity in the markets for the securities held by the Fund. Additionally, if a Fund's underlying index includes foreign securities whose local market closes before or after the New York Stock Exchange (“NYSE”) closes (generally at 4 p.m. Eastern Time), the performance of the underlying index will likely differ from the expected daily leveraged performance. As such, correlation to an underlying index for Funds that track an underlying index that includes foreign securities will generally be measured by comparing the daily change in a Fund’s NAV per share to the performance of one or more U.S. ETFs that tracks the same underlying index.
Additional Information Regarding the Impact of Compounding and Volatility. Seeking daily leveraged investment results provides potential for greater gains and losses for the Funds relative to its underlying index’s performance. For a period longer than one day, the pursuit of a daily investment objective will result in daily leveraged compounding. This means that the return of its underlying index over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective (e.g., 135%) generally will not equal a Fund’s performance over that same period.
Consider the following examples:
Mary is considering investments in two funds, Funds A and B. Fund A is a traditional index ETF which seeks (before fees and expenses) to match the performance of the XYZ index. Fund B is a leveraged ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 135% of the daily performance of the XYZ index.
On Day 1, the XYZ index increases in value from $100 to $108, a gain of 8%. On Day 2, the XYZ index declines from $108 back to $100, a loss of 7.41%. In the aggregate, the XYZ index has not moved.
An investment in Fund A would be expected to gain 8% on Day 1 and lose 7.41% on Day 2 to return to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:
Day	Index Value	Index Performance	Value of Investment
	$100.00		$100.00
1	$108.00	8.00%	$108.00
2	$100.00	-7.41%	$100.00
The same $100 investment in Fund B, however, would be expected to gain in value on Day 1 but decline in value on Day 2.
51	Direxion Shares ETF Trust Prospectus

The $100 investment in Fund B would be expected to gain 10.8% on Day 1 (135% of 8%) but decline 10% on Day 2.
Day	Index Performance	135% of Index Performance	Value of Investment
			$100.00
1	8.00%	10.80%	$110.80
2	-7.41%	-10.00%	$99.72
Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the aggregate index value for the two-day period has not declined. (These calculations do not include the charges for expense ratios and financing charges.)
As you can see, an investment in Fund B has additional risks due to the effects of leverage and compounding. If a Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from 135% of the return of the underlying index performance for the longer period. This deviation will increase with higher underlying index volatility and longer holding periods.
For periods longer than a trading day, volatility in the performance of the underlying index from day to day is the primary cause of any disparity between a Fund’s actual returns and the returns of the underlying index for such period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. In addition, the effects of volatility are magnified in the Funds due to leverage. Consider the following examples that demonstrate the effect of volatility on a hypothetical fund:
Example 1 – Underlying Index Experiences Low Volatility
Mary invests $10.00 in the hypothetical Fund at the close of trading on Day 1. During Day 2, the Fund’s underlying index rises from 100 to 106, a 6% gain. Mary’s investment rises 8.1% to $10.81. Mary holds her investment through the close of trading on Day 3, during which the underlying index rises from 106 to 110, a gain of 3.77%. Mary’s investment rises to $11.36, a gain during Day 3 of 5.09%. For the two day period since Mary invested in the Fund, the underlying index gained 10% although Mary’s investment increased by 11.36%. Because the underlying index continued to trend upwards with low volatility, Mary’s return closely correlates to 135% of the return of the underlying index for the period.
Example 2 – Underlying Index Experiences High Volatility
Mary invests $10.00 in the hypothetical Fund after the close of trading on Day 1. During Day 2, the Fund’s underlying index rises from 100 to 106, a 6% gain, and Mary’s investment rises 8.1% to $10.81. Mary continues to hold her investment through the end of Day 3, during which the Fund’s underlying index declines from 106 to 96, a loss of 9.44%. Mary’s investment declines by 12.74%, from $10.81 to $9.44. For the two day period since Mary invested in the Fund, the Fund’s underlying index lost 4% while Mary’s investment decreased from $10 to $9.79, a 5.6% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for the two day period and Mary’s return. In this situation, Mary lost more than 135% of the return of the underlying index.
Example 3 – Intra-day Investment with Volatility
An investor who purchases shares of a Fund intra-day will generally receive more, or less, than 135% exposure to the underlying index from that point until the end of the trading day. The actual exposure is a function of the performance of the underlying index from the end of the prior trading day. The return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of 1.35 of the performance of the underlying index for the holding period.
The examples above assumed that Mary purchased the hypothetical Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the underlying index from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.
Mary invests $10.00 in the hypothetical Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the underlying index moved from 100 to 106, a 6% gain. In light of that gain, the Fund beta at the point at which Mary invests is 127%. During the remainder of Day 2, the Fund’s underlying index rises from 106 to 110, a gain of 3.77%, and Mary’s investment rises 4.79% (which is the underlying index’s gain of 3.77% multiplied by the 127% beta that she received) to $10.47. Mary continues to hold her investment through the close of trading on Day 2, during which the Fund’s underlying index declines from 110 to 90, a loss of 18.18%. Mary’s investment declines by 24.54%, from $10.47 to $7.90. For the period of Mary’s investment, the Fund’s underlying index declined from 106 to 90, a loss of 15.1%, while Mary’s investment decreased from $10.00 to $7.90, a 21.0% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for the period and Mary’s return. In this situation, Mary lost more than 135% of the return of the underlying index. Mary was also hurt because she missed the first 6% move of the underlying index and had a beta of 127% for the remainder of Day 2.
Daily rebalancing will impair a Fund’s performance if the underlying index experiences volatility. For instance, a fund would be expected to lose 1.5% (as shown in Table 1 below) if its underlying index provided no return over a one year period
Direxion Shares ETF Trust Prospectus	52

and experienced annualized volatility of 25%. If the underlying index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period for a Fund widens to approximately 12.4%.
At higher volatility levels, there is a chance of a significant loss of Fund assets even if the underlying index is flat. For instance, if annualized volatility of the underlying index were 100%, a Fund would be expected to lose more than 21.0% of its value, even if the underlying index returned 0% for the year. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index.
Table 1
Volatility Range	Fund Loss
10%	-0.20%
25%	-1.5%
50%	-5.7%
75%	-12.4%
100%	-21.0%
Table 2 shows the average volatility rate for the Funds’ underlying indices over the five year period ended December 31, 2019. The underlying indices have annualized historical volatility rates over that period ranging from 11.75% to 16.10%. Since market volatility has negative implications for Funds which rebalance daily, investors should be sure to monitor and manage their investments in the Funds particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Funds for longer periods over the past five years. Given the historically low levels of volatility during the past five years, historical index volatility and performance are not likely indicative of future volatility and performance.
Table 2 – Historic Volatility of each Fund’s Benchmark Index
Index	5-Year Historical Volatility Rate
Dow Jones U.S. Select REIT Index	15.07%
FTSE Developed All Cap ex US Index	11.75%
FTSE Emerging Index	14.09%
ICE U.S. Treasury 20+ Year Bond Index	12.09%
S&P 500® Index	13.43%
S&P MidCap 400® Index	14.33%
S&P Small Cap 600® Index	16.10%
The Projected Return of a Fund for a Single Trading Day. Each Fund seeks to provide a daily return that is 135% of the daily return of an underlying index. Doing so requires the use of leveraged investment techniques, which necessarily incur financing charges. In light of the financing charges and the Funds’ operating expenses, the expected return of the Funds over one trading day is equal to the gross expected return, which is the daily underlying index return multiplied by 135%, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses. For instance, if the S&P 500® Index returns 2% on a given day, the gross expected return of the PortfolioPlus S&P 500® ETF would be 2.7%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower. Each Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases Fund shares at close of the markets on a given trading day, the investor’s exposure to the underlying index of a Fund would reflect 135% of the performance of the underlying index during the following trading day, subject to the charges and expenses noted above.
The Projected Returns of Funds for Intra-Day Purchases. Because the Funds rebalance their portfolios once daily, an investor who purchases shares during a day will likely have more, or less, than 135% leveraged investment exposure to the underlying index. The exposure to the underlying index received by an investor who purchases a Fund intra-day will differ from 135% by an amount determined by the movement of the underlying index from its value at the end of the prior day. If the underlying index moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying index than 135%. Conversely, if the underlying index moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying index than 135%.
Table 3 below indicates the exposure to the underlying index that an intra-day purchase of a Fund would be expected to provide based upon the movement in the value of a Fund’s underlying index from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the underlying index of a Fund has moved 6% in a direction favorable to a Fund, the investor would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately 127% of the investor’s investment.
53	Direxion Shares ETF Trust Prospectus

Conversely, if the underlying index has moved 6% in a direction unfavorable to a Fund, an investor at that point would receive exposure to the performance of the underlying index from that point until the investor sells later that day or the end of the day equal to approximately 144% of the investor’s investment.
The table includes a range of underlying index moves from 5% to -5% for a Fund. Underlying index moves beyond the range noted below will result in exposure further from a Fund’s daily leveraged investment objective.
Table 3
Index Move	Resulting Exposure for a Fund
-5%	137.5%
-4%	137.0%
-3%	136.5%
-2%	136.0%
-1%	135.5%
0%	135.0%
1%	134.5%
2%	134.1%
3%	133.6%
4%	133.2%
5%	132.8%
The Projected Returns of Funds for Periods Other Than a Single Trading Day. The Funds seek leveraged investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day—which should not be equated with seeking a leveraged investment objective for any other period. For instance, if the S&P 500® Index gains 10% for a week, the PortfolioPlus S&P 500® ETF should not be expected to provide a return of 13.5% for the week. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an underlying index over a period of time greater than one day multiplied by 135% will not generally equal a Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single trading day.
The following charts set out a range of hypothetical daily performances during a given 10 hypothetical trading days of an underlying index and demonstrate how changes in the hypothetical underlying index would impact a hypothetical Fund’s performance for trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a $100 investment in the hypothetical Funds over a 10 trading day period and do not reflect expenses of any kind.
Table 4 – The Index Lacks a Clear Trend
Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	105	5.00%	5.00%	$106.75	6.75%	6.75%
Day 2	110	4.76%	10.00%	$113.61	6.43%	13.61%
Day 3	100	-9.09%	0.00%	$ 99.67	-12.27%	-0.33%
Day 4	90	-10.00%	-10.00%	$ 86.21	-13.50%	-13.79%
Day 5	85	-5.56%	-15.00%	$ 79.74	-7.51%	-20.26%
Day 6	100	17.65%	0.00%	$ 98.74	23.83%	-1.26%
Day 7	95	-5.00%	-5.00%	$ 92.08	-6.75%	-7.92%
Day 8	100	5.26%	0.00%	$ 98.62	7.10%	-1.38%
Day 9	105	5.00%	5.00%	$105.27	6.75%	5.27%
Day 10	100	-4.76%	0.00%	$ 98.51	-6.43%	-1.49%
The cumulative performance of the hypothetical underlying index in Table 4 is 0% for 10 trading days. The return of the hypothetical Fund for the 10 trading day period is -1.49%. The volatility of the hypothetical underlying index’s performance and lack of a clear trend results in performance for each hypothetical Fund for the period which bears little relationship to the performance of the hypothetical underlying index for the 10 trading day period.
Direxion Shares ETF Trust Prospectus	54

Table 5 – The Index Rises in a Clear Trend
Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	102	2.00%	2.00%	$102.70	2.70%	2.70%
Day 2	104	1.96%	4.00%	$105.42	2.65%	5.42%
Day 3	106	1.92%	6.00%	$108.15	2.59%	8.15%
Day 4	108	1.89%	8.00%	$110.91	2.55%	10.91%
Day 5	110	1.85%	10.00%	$113.68	2.50%	13.68%
Day 6	112	1.82%	12.00%	$116.47	2.46%	16.47%
Day 7	114	1.79%	14.00%	$119.29	2.42%	19.29%
Day 8	116	1.75%	16.00%	$122.11	2.36%	22.11%
Day 9	118	1.72%	18.00%	$124.94	2.32%	24.94%
Day 10	120	1.69%	20.00%	$127.79	2.28%	27.79%
The cumulative performance of the hypothetical underlying index in Table 5 is 20% for 10 trading days. The return of the hypothetical Fund for the 10 trading day period is 27.79%. In this case, because of the positive hypothetical underlying index trend, the hypothetical Fund’s gain is greater than 135% of the hypothetical underlying index gain for the 10 trading day period.
Table 6 – The Index Declines in a Clear Trend
Index				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	98	-2.00%	-2.00%	$ 97.30	-2.70%	-2.70%
Day 2	96	-2.04%	-4.00%	$ 94.62	-2.75%	-5.38%
Day 3	94	-2.08%	-6.00%	$ 91.96	-2.81%	-8.04%
Day 4	92	-2.13%	-8.00%	$ 89.32	-2.88%	-10.68%
Day 5	90	-2.17%	-10.00%	$ 86.70	-2.93%	-13.30%
Day 6	88	-2.22%	-12.00%	$ 84.10	-3.00%	-15.90%
Day 7	86	-2.27%	-14.00%	$ 81.53	-3.06%	-18.47%
Day 8	84	-2.33%	-16.00%	$ 78.96	-3.15%	-21.04%
Day 9	82	-2.38%	-18.00%	$ 76.43	-3.21%	-23.57%
Day 10	80	-2.44%	-20.00%	$ 73.91	-3.29%	-26.09%
The cumulative performance of the hypothetical underlying index in Table 6 is -20% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is -26.09%. In this case, because of the negative hypothetical underlying index trend, the hypothetical Fund’s decline is less than 135% of the hypothetical underlying index decline for the 10 trading day period.
55	Direxion Shares ETF Trust Prospectus

Additional Information Regarding Principal Risks
An investment in a Fund entails risks. A Fund may not achieve its investment objective and may decline in value. In addition, the Funds presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review and understand all of a Fund’s risks before making an investment. A Fund is not a complete investment program. The table below provides the risks of investing in the Funds. Following the table, each risk is explained.

	PortfolioPlus S&P 500® ETF	PortfolioPlus S&P® Small Cap ETF	PortfolioPlus S&P® Mid Cap ETF	PortfolioPlus Real Estate ETF	PortfolioPlus Emerging Markets ETF	PortfolioPlus Developed Markets ETF	PortfolioPlus 20+ Year Treasury ETF
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X
Daily Index Correlation/Tracking Risk	X	X	X	X	X	X	X
Large-Capitalization Company Risk	X			X	X	X
Micro-Capitalization Company Risk		X		X		X
Mid-Capitalization Company Risk	X
Small- and/or Mid-Capitalization Company Risk		X	X	X	X	X
Chinese Securities Risk					X
Consumer Goods Sector Risk						X
Credit Risk							X
Debt Instrument Risk							X
Developed Country Investing Risk						X
Emerging Markets Risk					X
European Economic Risk						X
Financials Sector Risk		X	X		X	X
Industrials Sector Risk		X	X			X
Information Technology Sector Risk	X		X
Interest Rate Risk							X
Japanese Securities Risk						X
Real Estate Sector Risk				X
Technology Sector Risk					X
US Government Securities Risk							X
Currency Exchange Rate Risk					X	X
Depositary Receipt Risk					X	X
Foreign Securities Risk					X	X
International Closed-Market Trading Risk					X	X
Counterparty Risk	X	X	X	X	X	X	X
Intra-Day Investment Risk	X	X	X	X	X	X	X
Other Investment Companies (including ETFs) Risk	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X
High Portfolio Turnover Risk	X	X	X	X	X	X	X
Investment Risk	X	X	X	X	X	X	X
Money Market Instrument Risk	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X
Regulatory Risk	X	X	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X
Effects of Compounding and Market Volatility Risk
Each Fund has a daily leveraged investment objective and a Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from underlying index’s performance times the stated multiple in a Fund’s investment objective, before fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds, particularly during periods of higher index volatility. A Fund does not attempt to, and should not be expected to, provide returns, before fees and expenses, which are 135% of the performance of its underlying index for periods other than one trading day. The impact of compounding will affect each shareholder differently depending on the period of time an investment in a Fund is held and the volatility of its underlying index during the

Direxion Shares ETF Trust Prospectus	56

period an investment in a Fund is held. The effect of compounding becomes more pronounced as volatility and a shareholder’s holding period increase.
Over time, the cumulative percentage increase or decrease in the value of a Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in 135% of the return of a Fund's underlying index due to the compounding effect of losses and gains on the returns of a Fund. It also is expected that a Fund's use of leverage will cause the Fund to underperform the return of 135% of its underlying index in a trendless or flat market.
The chart below provides examples of how index volatility could affect a Fund’s performance. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) index volatility; b) index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in its underlying index. The chart below illustrates the impact of two principal factors – index volatility and index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of index volatility and index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in its underlying index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be worse than those shown.
As shown below, a Fund would be expected to lose 4.4% if its underlying index provided no return over a one year period during which its underlying index experienced annualized volatility of 25%. If its underlying index’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period for a Fund widens to approximately 24.6%.
At higher ranges of volatility, there is a chance of a significant loss of value in a Fund. For instance, if its underlying index’s annualized volatility is 100%, a Fund would be expected to lose approximately 32.3% of its value, even if the cumulative return of its underlying index for the year was 0%. The volatility of ETFs or instruments that reflect the value of the underlying index, such as swaps, may differ from the volatility of a Fund's underlying index.
One Year Index	135% One Year Index	Volatility Rate
Return	Simple Return	10%	25%	50%	75%	100%
-60%	-81%	-71.0%	-71.4%	-72.6%	-74.6%	-77.1%
-50%	-68%	-60.9%	-61.3%	-63.0%	-65.7%	-69.0%
-40%	-54%	-49.9%	-50.6%	-52.7%	-56.1%	-60.4%
-30%	-41%	-38.4%	-39.1%	-41.8%	-45.9%	-51.2%
-20%	-27%	-26.2%	-27.1%	-30.3%	-35.2%	-41.6%
-10%	-14%	-13.5%	-14.5%	-18.2%	-24.1%	-31.5%
0%	0%	-0.2%	-1.5%	-5.7%	-12.4%	-21.0%
10%	14%	13.5%	12.1%	7.2%	-0.4%	-10.2%
20%	27%	27.6%	26.0%	20.6%	12.0%	1.0%
30%	41%	42.2%	40.4%	34.3%	24.8%	12.5%
40%	54%	57.1%	55.2%	48.5%	37.9%	24.4%
50%	68%	72.5%	70.3%	63.0%	51.4%	36.5%
60%	81%	88.2%	85.8%	77.8%	65.1%	48.9%
Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment.
Leverage Risk
To achieve its daily investment objective, each Fund employs leverage and is exposed to the risk that adverse daily performance of its underlying index will be leveraged. This means that, if its underlying index experiences adverse calendar month performance, your investment in each Fund will be reduced by an amount equal to 1.35% for every 1% of adverse performance, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. Leverage will also have the effect of magnifying any difference in a Fund’s correlation with its underlying index.
To fully understand the risks of using leverage in a Fund, see “Effects of Compounding and Market Volatility Risk” above.
Market Risk
Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. A Fund typically would lose value on a day when its underlying index declines and would gain value on a day when its underlying index increases.
Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on each Fund. A Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.
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Derivatives Risk
A Fund uses investment techniques, including investments in derivatives, such as swaps, futures and forward contracts, and options that may be considered aggressive. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. Investments in these derivatives may generally be subject to market risks that cause their prices to fluctuate more than an investment directly in a security and may increase the volatility of a Fund. The use of derivatives may expose a Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When a Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent a Fund from achieving its investment objective.
A Fund may use swaps on the underlying index. If the underlying index has a dramatic intraday move in value that causes a material decline in a Fund’s NAV, the terms of the swap agreement between a Fund and its counterparty may allow the counterparty to immediately close out of the transaction with a Fund. In such circumstances, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with a Fund’s daily leveraged investment objective. This may prevent a Fund from achieving its daily leveraged investment objective particularly if the underlying index reverses all or a portion of its intraday move by the end of the day. The value of an investment in the Fund may change quickly and without warning. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering a Fund’s return.
In addition, a Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset.
•	Futures Contracts. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.
•	Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
•	Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.
•	Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.
Daily Index Correlation/Tracking Risk
For each Fund, there is no guarantee that each Fund will achieve a high degree of correlation to its underlying index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with its underlying index, each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the target amount of portfolio exposure to the underlying index is impacted dynamically by the underlying index’s movement. Because of this, it is unlikely that each Fund will be perfectly exposed to the underlying index at the end of each day. The possibility of each Fund being materially over- or under-exposed to the underlying index increases on days when the underlying index is volatile near the close of the trading day. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect each Fund’s ability to adjust exposure to the required levels.
Because its underlying index may include instruments that trade on a different market than a , the Fund's return may vary from a multiple of the performance of the underlying index because different markets may close before the Exchange opens or may not be open for business on the same calendar days as a Fund. Additionally, due to differences in trading hours, and because the underlying index may be calculated using prices obtained at times other than a Fund's NAV calculation time, a Fund's performance may not correlate to its underlying index.
Each Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transactions costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and
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disruptions or illiquidity in the markets for the securities or derivatives held by each Fund. Each Fund may not have investment exposure to all securities in the underlying index, or its weighting of investment exposure to such stocks or industries may be different from that of the underlying index. In addition, each Fund may invest in securities or financial instruments not included in the underlying index. Each Fund may be subject to large movements of assets into and out of each Fund, potentially resulting in a Fund being over- or under-exposed to the underlying index. Activities surrounding periodic index reconstitutions and other index rebalancing events may hinder each Fund’s ability to meet its daily leveraged investment objective. Each Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact each Fund’s correlation to the underlying index.
Large-Capitalization Company Risk
Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Micro-Capitalization Company Risk
Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Mid-Capitalization Company Risk
Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more-established companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk
Small- and/or mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, there will normally be less publicly available information concerning these securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund, resulting in more volatile performance. They also face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Chinese Securities Risks
The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on a Fund. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and may impact a Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on a Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
Chinese Government Risk
The Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced inflation or otherwise regulated economic expansion. If such past actions were
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to continue, they may have significant adverse effects on the economic conditions in China. The Chinese government also strictly regulates the payment of foreign currency-denominated obligations and sets monetary policy, and may introduce new laws and regulations that may impact a Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in Chinese securities could result in a total loss if these companies are re-nationalized or other regulatory actions are taken by the Chinese government. The Chinese securities markets have a limited operating history and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic and regulatory developments in China and other Asian countries and may experience significant losses in such conditions. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility than more developed securities markets.
Chinese Markets Risk
The Chinese securities markets have a limited operating history and are not as developed as those in the United States. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic and regulatory developments in China and other Asian countries and may experience significant losses in such conditions. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, which may result in a Fund’s shares trading at wider bid-ask spreads and/or premiums and discounts to NAV.
Investments in China may also be subject to any positive or adverse effects of the varying nature of its economic landscape with respect to expropriation and/or nationalization of assets, strengthened or lessened restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
Chinese Currency Risk
The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the Chinese government, the United States, foreign governments, central banks or supranational entities, the imposition of current controls of other national or global political or economic developments. The RMB is currently not a freely convertible currency. The Chinese government places strict regulations on RMB and sets the value of RMB to levels dependent on the value of the U.S. Dollar, but the Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. Dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and may reduce the liquidity of Chinese investments. A Fund’s exposure to Chinese securities and therefore, the RMB, may result in volatility.
Consumer Goods Sector Risk
Because companies in the consumer goods sector manufacture products, their success is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Additionally, government regulation, including new laws, affecting the permissibility of using various production methods or other types of inputs such as materials, may adversely impact companies in the consumer goods sector. Changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors may adversely impact companies in the consumer goods sector.
Credit Risk
A Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. The degree of credit risk for a particular security may be reflected in its credit rating. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Debt Instrument Risk
The value of debt instruments may increase or decrease as a result of the following: market fluctuations; changes in interest rates; actual or perceived inability of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments; or illiquidity in debt securities markets. Debt instruments are also impacted by political, regulatory, market and economic developments that impact the market in general and specific economic sectors, industries or segments of the fixed income market. In general, rising interest rates lead to a decline in the value of debt securities and debt securities with longer durations tend to be more sensitive to interest rate changes usually making their prices more volatile than those of securities with shorter durations. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Declining interest rates may lead to prepayment of obligations and cause reduced rates of return due to reinvestment of interest and principal payments at lower interest rates.
Developed Country Investing Risk
Issuers from developed countries may be subject to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on service sectors (e.g., the financial services sector, consumer services, etc.) as the primary means of economic growth. A prolonged slowdown in one or more service sectors is likely to have a negative impact on the economies of certain developed countries. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests
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may cause uncertainty in the financial markets and may adversely affect certain issuers. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition price fluctuations or certain commodities and regulations impacting the import of commodities may negatively impact developed countries economies.
Emerging Markets Risk
Securities of companies operating in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
European Economic Risk
The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including: Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.
Financials Sector Risk
Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be
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predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Industrials Sector Risk
Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk
The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Interest Rate Risk
Debt securities, and securities that provide exposure to debt securities, have varying levels of sensitivity to changes in interest rates. In addition, a Fund is subject to the risk that interest rates may change and exhibit increased volatility, thus affecting the performance of a Fund. Securities with longer maturities can be more sensitive to interest rate changes. To the extent a Fund’s Index includes a substantial portion of its assets in fixed-income securities with longer-term durations, rising interest rates may cause the value of the Index to decline significantly. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting a Fund’s return.
In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.
Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate change may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment-grade debt securities.
Japanese Securities Risk
The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns.
Real Estate Sector Risk
Commercial and residential real estate companies are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rent, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
Technology Sector Risk
The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies. Technology
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companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. Further, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings.
U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline. On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from a AAA rating to a AA+ rating. A further downgrade of the ratings of U.S. government debt obligations could result in higher interest rates for individual and corporate borrowers, cause disruptions in bond markets and have a substantial negative effect on the U.S. economy.
Counterparty Risk
Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount a Fund expects to receive from a counterparty to a financial instrument entered into by a Fund. Each Fund generally enters into derivatives transactions, such as the swap agreements, with counterparties such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a contract, or if any collateral posted by the counterparty for the benefit of a Fund is insufficient or there are delays in a Fund’s ability to access such collateral. If the counterparty becomes bankrupt or defaults on its payment obligations to a Fund, it may experience significant delays in obtaining any recovery, may obtain only a limited recovery or obtain no recovery and the value of an investment held by a Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions. European Union rules and regulations intervene when a financial institution is experiencing financial difficulties and could reduce, eliminate, or convert to equity a counterparty’s obligations to a Fund (sometimes referred to as a “bail in”).
A Fund typically enters into transactions with counterparties that present minimal risks based on the Adviser’s assessment of the counterparty’s creditworthiness, or its capacity to meet its financial obligations during the term of the derivative agreement or contract. The Adviser considers factors such as counterparty credit rating among other factors when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which a Fund transacts. Each Fund generally enters into swap agreements or other financial instruments with major, global financial institutions and seeks to mitigate risks by generally requiring that the counterparties for each Fund to post collateral, marked to market daily, in an amount approximately equal to what the counterparty owes a Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above. If a counterparty’s credit ratings decline, a Fund may be subject to a bail-in, as described above.
In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. There is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Additionally, although a counterparty to a centrally cleared swap agreement and/or an exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or a clearing organization that is further backed by a group of financial institutions, there may be instances in which a FCM or a clearing organization would fail to perform its obligations, causing significant losses to a Fund.
Intra-Day Investment Risk
Each Fund seeks daily leveraged investment results, which should not be equated with seeking an investment objective for shorter than a day. Thus, an investor who purchases Fund shares after the close of the markets on one trading day and before the close of the markets on the next trading day will likely have more, or less, than 135% leveraged investment exposure to the underlying index, depending upon the movement of the underlying index from the end of one trading day until the time of purchase. If the underlying index moves in a direction favorable to a Fund, the investor will receive less than 135% exposure to the underlying index. Conversely, if the underlying index moves in a direction adverse to a Fund, the investor will receive exposure to the underlying index greater than 135%. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, a Fund’s stated multiple of its underlying index.
If there is a significant intra-day market event and/or the securities of the underlying index experience a significant change in value, a Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, a Fund may close to purchases and sales of Shares prior to the close of regular trading on the Exchange and incur significant losses.
Other Investment Companies (including ETFs) Risk
By investing in another investment company, including an ETF, a Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses of
63	Direxion Shares ETF Trust Prospectus

the other investment company, in addition to the fees and expenses Fund shareholders of a Fund’s own operations. As a shareholder, a fund must rely on the other investment company to achieve its investment objective. A Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of a Fund’s investment will not perform as expected, thus affecting a Fund’s performance and its correlation with its underlying index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares potentially may trade at a discount or a premium, which may impact the price at which a Fund purchases, sells or values the other investment company shares which may impact a Fund’s ability to achieve its investment objective. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, depending on the demand in the market, a Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect a Fund’s performance.
Currency Exchange Rate Risk
Changes in foreign currency exchange rates will affect the value of a Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If a Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on a Fund’s NAV.
Depositary Receipt Risk
To the extent a Fund invests in, or has exposure to, foreign companies, investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.
Foreign Securities Risk
Foreign instruments may involve greater risks than domestic instruments. As a result, a Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates, interest rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the United States, and there may be less public information available about foreign companies.
Foreign securities may involve additional risk, including, greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trade patterns, trade barriers, and other protectionists or retaliatory measures.
International Closed-Market Trading Risk
Because a Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current value of an underlying investment and last sale pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.
Adverse Market Conditions Risk
The investment objective of each Fund is to provide performance that correlates to the performance of its underlying index. A Fund’s performance will suffer when market conditions are adverse to a Fund’s investment objective. If a Fund's underlying index rises on a given day, then a Fund’s performance should rise. Conversely, if a Fund's underlying index falls on a given day, then a Fund’s performance should also fall.
Adviser’s Investment Strategy Risk
The Adviser utilizes a quantitative methodology to select investments for each Fund. Although this methodology is designed to correlate each Fund's daily performance with 135% of the daily performance of its underlying index, there is no assurance that such methodology will be successful and will enable a Fund to achieve its investment objective.
Commodity Pool Registration Risk
Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission (“CFTC”), the Funds are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC
Direxion Shares ETF Trust Prospectus	64

rules. The Adviser is registered as a commodity pool operator and will manage the Funds in accordance with CFTC rules as well as the rules that apply to registered investment companies, which includes registering the Funds as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Funds.
Cybersecurity Risk
The increased use of technologies, such as the internet, to conduct business increases the operational, information security and related “cyber” risks both directly to a Fund and through its service providers. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers. Unlike many other types of risks faced by a Fund, these risks typically are not covered by insurance. Cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents may include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, causing physical damage to computer or network systems, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Failures or breaches of the electronic systems of a Fund, a Fund’s advisor, distributor, other service providers, counterparties, securities trading venues, or the issuers of securities in which a Fund invests have the ability to cause disruptions and negatively impact a Fund’s business operations, potentially resulting in financial losses to a Fund and its shareholders. Cyber attacks may also interfere with the Fund’s calculation of its NAV, result in the submission of erroneous trades or erroneous creation or redemption orders, and could lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. While a Fund has established business continuity plans, there are inherent limitations in such plans, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, a Fund cannot control the cyber security plans and systems of a Fund’s service providers or issuers of securities in which a Fund invests.
Early Close/Trading Halt Risk
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. For example, there is a risk that sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading at an increasingly large discount to NAV during part of, or all of, the trading day. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Equity Securities Risk
Publicly-issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.
High Portfolio Turnover Risk
Daily rebalancing of a Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of a Fund’s shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). A Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of a Fund’s trading. As such, if a Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
LIBOR Risk
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance.
In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Although there is still uncertainty regarding a replacement rate, it is anticipated that, beginning in 2020, derivatives and other transactions that currently utilize LIBOR will transition to using the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by U.S. Treasury securities. However, various counterparties or other entities may be unwilling or unable to utilize SOFR prior to 2021 or may be unable to modify existing agreements or instruments in a timely manner. The transition from LIBOR to SOFR (or any other
65	Direxion Shares ETF Trust Prospectus

replacement rate) may lead to a reduction in the value of some LIBOR-based investments and the effectiveness of new hedges placed against existing LIBOR-based investments, as well as significant market uncertainty, increased volatility, and illiquidity in markets for various instruments, which may result in prolonged adverse market conditions and impact a Fund’s performance or NAV.
Liquidity Risk
Some securities held by a Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If a Fund is forced to sell an illiquid security at an unfavorable time or price, a Fund may incur a loss. Certain market conditions may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid.
Market illiquidity may cause losses for certain Funds. For these Funds, to the extent that a Fund's underlying index moves adversely, a Fund may be one of many market participants that are attempting to transact in the securities of an underlying index or correlated instruments. Under such circumstances, the market for investments of the underlying index may lack sufficient liquidity for all market participants' trades. Therefore, a Fund may have more difficulty transacting in securities of the underlying index or correlated investments such as financial instruments and a Fund's transactions could exacerbate the price change of the securities of the underlying index. Additionally, because a Fund is leveraged, a minor adverse change in the value of underlying index should be expected to have a substantial adverse impact on a Fund.
Money Market Instrument Risk
Money market instruments, including money market funds, depositary accounts and repurchase agreements may be used for cash management purposes. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may also be subject to credit risks associated with the instruments in which they invest. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Non-Diversification Risk
A Fund invests a high percentage of its assets in a limited number of securities. A Fund’s NAV and total return may fluctuate more, or fall greater, in times of weaker markets than a diversified mutual fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains or losses on a single investment may have a greater impact on a Fund’s NAV and may make a Fund more volatile than more diversified funds.
Regulatory Risk
Additional legislative or regulatory changes could occur that may materially and adversely affect each Fund. For example, the regulator for the Funds has recently proposed changes in the direct or indirect regulation of leveraged funds that could have a material adverse effect on the ability of a Fund to pursue its investment objective or strategy. Such changes could result in material adverse consequences for a Fund.
Securities Lending Risk
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for a Fund. In the event of a large redemption while a Fund has loaned portfolio securities, a Fund may suffer losses (e.g. overdraft fees) if it is unable to recall the securities on loan in time to fulfill the redemption.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. A Fund may have a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or investments that have lower trading volumes.
Market Price Variance Risk. Shares of a Fund that are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at NAV. The market prices of Shares will fluctuate in response to changes in the value of a Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than NAV (a premium) or less than NAV (a discount). There may be times when the market price and the NAV vary significantly and a shareholder may trade shares at a premium or a discount to a Fund’s NAV. A Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a Fund at NAV. There is no guarantee that an active secondary market will develop for Shares of a Fund. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade a Fund’s Shares and/or
Direxion Shares ETF Trust Prospectus	66

create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen and a Fund’s Shares may possibly be subject to trading halts and/or delisting.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the Exchange or markets. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange.
A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from a Fund whose Shares you own. Typically, you will receive other services (e.g., average basis information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, as amended (“1940 Act”) each Fund is a registered investment company, and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of each Fund. Provided, generally, that a Fund’s investments comply with Section 12(d)(1)(A), registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions, including that such investment companies enter into an agreement with a Fund.
The Trust and the Funds have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing Shares of a Fund in amounts that would cause it to exceed the restrictions under Section 12(d)(1) should contact the Trust.
A Precautionary Note Regarding Unusual Circumstances. The Trust can postpone payment of redemption proceeds for any period during which (1) the Exchange is closed other than customary weekend and holiday closings, (2) trading on the Exchange is restricted, as determined by the SEC, (3) any emergency circumstances exist, as determined by the SEC, or (4) the SEC by order permits for the protection of shareholders of a Fund.
67	Direxion Shares ETF Trust Prospectus

About Your Investment
Share Price of the Funds
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. Because a Fund is exchange traded, the price an individual shareholder will buy or sell Fund shares at will be based on the market price determined by the secondary market, which may be higher or lower than the NAV of a Fund.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
Share price is calculated by dividing a Fund’s net assets by its shares outstanding. In calculating its NAV, each Fund generally values its assets on the basis of market quotations, the last sale or settlement prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day NAV is calculated. If such information is not available for a security held by a Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at fair value estimates by the Adviser under guidelines established by the Board of Trustees. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency. Each Fund also relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in a Fund’s portfolio. The pricing service, its methodology or the threshold may change from time to time. Debt obligations with maturities of 60 days or less are valued at amortized cost.
Fair Value Pricing. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds' pricing service does not provide a valuation for such securities, the Funds' pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since closing prices were established, but before the time as of which a Fund calculates its NAV. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Direxion compares the market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures and will use that market value in the next calculation of NAV.
Rule 12b-1 Fees
The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund may pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No 12b-1 fees are currently authorized to be paid by a Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Frequent Purchases and Redemptions. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (“Authorized Participant Agreement”) with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares
Direxion Shares ETF Trust Prospectus	68

at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, each Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses. Transaction fees are imposed as set forth in the table in the SAI.
How to Buy and Sell Shares
Each Fund issues and redeems Shares only in large blocks of 50,000 Shares, called “Creation Units.”
Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Individual Shares of each Fund, once listed for trading on the Exchange, can be bought and sold throughout the trading day like other publicly traded securities. The Funds do not require any minimum investment in such secondary market transactions.
When buying or selling Shares through a broker, investors may incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offer prices in the secondary market. In addition, because secondary market transactions occur at market prices, investors may pay more than NAV when buying Shares, and receive less than NAV when selling Shares.
The Adviser may pay brokers and other financial intermediaries for educational training programs, the development of technology platforms and reporting systems or other administrative services related to a Fund. Ask your salesperson or visit your financial intermediary’s website for more information.
The Funds’ Exchange trading symbols are as follows:
Fund	Symbol
PortfolioPlus S&P 500® ETF	PPLC
PortfolioPlus S&P® Small Cap ETF	PPSC
PortfolioPlus S&P® Mid Cap ETF	PPMC
PortfolioPlus Real Estate ETF
PortfolioPlus Emerging Markets ETF	PPEM
PortfolioPlus Developed Markets ETF	PPDM
PortfolioPlus 20+ Year Treasury ETF	PPTR
Share prices are reported in dollars and cents per Share. For information about acquiring or selling Shares through a secondary market purchase, please contact your broker.
Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” through your brokerage account.
Management of the Funds
Direxion provides investment management services to the Funds. Direxion is the wholly-owned subsidiary of Rafferty and Rafferty has been managing investment companies since 1997. Direxion is located at 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of October 31, 2019, the Adviser had approximately $13.7 billion in assets under management.
Pursuant to an investment advisory agreement between the Trust and Direxion, each Fund pays Direxion a fee at an annualized rate based on a percentage of each Fund's average daily net assets of 0.45%.
69	Direxion Shares ETF Trust Prospectus

Direxion has contractually agreed to waive 0.15% of its Management Fee for the PortfolioPlus S&P 500® ETF, PortfolioPlus S&P® Small Cap ETF, PortfolioPlus S&P® Mid Cap ETF, PortfolioPlus Real Estate ETF, and the PortfolioPlus 20+ Year Treasury ETF and 0.05% of its Management Fees for the PortfolioPlus Emerging Markets ETF and the PortfolioPlus Developed Markets ETF through September 1, 2021. There is no guarantee that the management fee waiver will continue after September 1, 2021. This contractual fee waiver may be terminated at any time by the Board of Trustees.
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Funds is included in the Funds' Annual Report for the period ended October 31, 2019.
For the fiscal year ended October 31, 2019, the Adviser received net management fees as a percentage of average daily net assets from each operational Fund as follows:
Fund	Percentage
PortfolioPlus S&P 500® ETF	0.00%
PortfolioPlus S&P® Small Cap ETF	0.00%
PortfolioPlus S&P® Mid Cap ETF	0.00%
PortfolioPlus Emerging Markets ETF	0.00%
PortfolioPlus Developed Markets ETF	0.00%
Effective June 28, 2019, Direxion has entered into an Operating Services Agreement with the Funds. Under this Operating Services Agreement, Direxion, in exchange for an Operating Services Fee paid to Direxion by each Fund, has contractually agreed to pay all Fund expenses as long as it is advisor of the Funds other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses such as indemnification and litigation or other expenses outside the typical day-to-day operations of the Funds. This Operating Services Agreement may be terminated at any time by the Board of Trustees.
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”). An investment trading team of Direxion employees assists the Portfolio Managers in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Direxion since its inception in October 2017 and at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Direxion since its inception in October 2017 and at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.
The Funds' Statement of Additional Information ("SAI") provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of securities in the Funds.
Portfolio Holdings
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.
other service providers
Foreside Fund Services, LLC (“Distributor”) serves as the Funds' distributor. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Funds' administrator. Bank of New York Mellon (“BNYM”) serves as the Funds' transfer agent, fund accountant, custodian and index receipt agent. The Distributor is not affiliated with Direxion, USBFS, or BNYM.
Distributions
Fund Distributions. Each Fund pays out dividends from its net investment income, and distributes any net capital gains, if any, to its shareholders at least annually. Each Fund is authorized to declare and pay capital gain distributions in additional
Direxion Shares ETF Trust Prospectus	70

Shares or in cash. A Fund may have extremely high portfolio turnover, which may cause it to generate significant amounts of taxable income. Each Fund will generally need to distribute net short-term capital gain to satisfy certain tax requirements. As a result of the Funds' high portfolio turnover, they could need to make larger and/or more frequent distributions than traditional ETFs.
Dividend Reinvestment Service. Brokers may make the DTC book-entry dividend reinvestment service (“Reinvestment Service”) available to their customers who are shareholders of a Fund. If the Reinvestment Service is used with respect to a Fund, its distributions of both net income and capital gains will automatically be reinvested in additional and fractional Shares thereof purchased in the secondary market. Without the Reinvestment Service, investors will receive Fund distributions in cash, except as noted above under “Fund Distributions.” To determine whether the Reinvestment Service is available and whether there is a commission or other charge for using the service, consult your broker. Fund shareholders should be aware that brokers may require them to adhere to specific procedures and timetables to use the Reinvestment Service.
Taxes
As with any investment, you should consider the tax consequences of buying, holding, and disposing of Shares. The tax information in this Prospectus is only a general summary of some important federal tax considerations generally affecting a Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to an investment in Shares.
Fund distributions to you and your sale of your Shares will have tax consequences to you unless you hold your Shares through a tax-exempt entity or tax-deferred retirement arrangement, such as an individual retirement account (“IRA”) or 401(k) plan.
Each Fund intends to continue to qualify each taxable year for taxation as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of income dividends or capital gain distributions.
Taxes on Distributions. Dividends from a Fund’s investment company taxable income – generally, the sum of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid – will be taxable to you as ordinary income to the extent of its earnings and profits, whether they are paid in cash or reinvested in additional Shares. However, dividends a Fund pays to you that are attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be taxed to you, if you are an individual, trust, or estate and satisfy those restrictions with respect to your Shares, for federal income tax purposes, at the rates of 15% or 20% for such shareholders with taxable income exceeding certain thresholds (which will be indexed for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations – subject to similar restrictions; however, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. No Fund expects to earn a significant amount of income that would qualify for those maximum rates or that deduction.
Distributions of a Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that it recognizes on sales or exchanges of capital assets (“capital gain distributions”), if any, will be taxable to you as long-term capital gains, at the maximum rates mentioned above if you are an individual, trust, or estate, regardless of your holding period for the Shares on which the distributions are paid and regardless of whether they are paid in cash or reinvested in additional Shares. A Fund’s capital gain distributions may vary considerably from one year to the next as a result of its investment activities and cash flows and the performance of the markets in which it invests. No Fund expects to earn a significant amount of net capital gain.
Distributions in excess of a Fund’s current and accumulated earnings and profits, if any, first will reduce your adjusted tax basis in your Shares in the Fund and, after that basis is reduced to zero, will constitute capital gain. That capital gain will be long-term capital gain, and thus will be taxed at the maximum rates mentioned above if you are an individual, trust, or estate if the distributions are attributable to Shares you held for more than one year.
Investors should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Shares shortly before the record date therefor, they will pay full price for the Shares and receive some part of the purchase price back as a taxable distribution even though it represents a partial return of invested capital.
71	Direxion Shares ETF Trust Prospectus

In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.
Because of the possibility of high portfolio turnover, the Funds may generate significant amounts of taxable income. Accordingly, the Funds may need to make larger and/or more frequent distributions than traditional unleveraged ETFs. A substantial portion of that income typically will be short-term capital gain, which will generally be treated as ordinary income when distributed to shareholders.
Fund distributions to tax-deferred or qualified plans, such as an IRA, retirement plan or pension plan, generally will not be taxable. However, distributions from such plans will be taxable to the individual participant notwithstanding the character of the income earned by the qualified plan. Please consult a tax adviser for a more complete explanation of the federal, state, local and foreign tax consequences of investing in a Fund through such a plan.
Taxes When Shares are Sold. Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year, taxable at the maximum rates (15% or 20%) mentioned above if you are an individual, trust, or estate; otherwise, the gain will be treated as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of capital gain distributions, if any, received with respect to those Shares. In addition, all or a portion of any loss recognized on a sale or exchange of Shares of a Fund will be disallowed to the extent other Shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of the sale or exchange; in that event, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.
Holders of Creation Units. A person who purchases Shares of a Fund by exchanging securities for a Creation Unit generally will recognize capital gain or loss equal to the difference between the market value of the Creation Unit and the person’s aggregate basis in the exchanged securities, adjusted for any Balancing Amount paid or received. A shareholder who redeems a Creation Unit generally will recognize gain or loss to the same extent and in the same manner as described in the immediately preceding paragraph.
Miscellaneous. Backup Withholding. A Fund must withhold and remit to the U.S. Treasury 24% of dividends and capital gain distributions otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the social security or other taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
Additional Tax. An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays and net gains realized on the sale or redemption of Shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Basis Determination. A shareholder who wants to use the average basis method for determining basis in Shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different IRS-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Fund shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.
You may also be subject to state and local taxes on Fund distributions and dispositions of Shares.
Non-U.S. Shareholders. “A “non-U.S. shareholder” is an investor that, for federal tax purposes, is a nonresident alien individual, a foreign corporation or a foreign estate or trust. Except where discussed otherwise, the following disclosure assumes that a non-U.S. shareholder’s ownership of Shares is not effectively connected with a trade or business conducted by such non-U.S. shareholder in the United States and does not address non-U.S. shareholders who are present in the United States for 183 days or more during the taxable year. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Withholding. Dividends paid by a Fund to non-U.S. shareholders will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income (other than “qualified interest income” or “qualified short-term capital gains,” as described below). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a
Direxion Shares ETF Trust Prospectus	72

trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation’s earnings and profits attributable to such dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. See the discussion of backup withholding under “Miscellaneous” above.
Exemptions from Withholding. In general, federal income tax will not apply to gain realized on the sale or other disposition of Shares or to any Fund distributions reported as capital gain dividends, short-term capital gain dividends, or interest-related dividends.
“ Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” a Fund realizes (generally, the excess of a Fund’s net short-term capital gain over long-term capital loss for a taxable year, computed with certain adjustments). “Interest-related dividends” are dividends that are attributable to “qualified net interest income” from U.S. sources. Depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as short-term capital gain dividends and interest-related dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for the exemption, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as a short-term capital gain dividend or an interest-related dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. As discussed more fully in the Funds' SAI under “Taxes,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. Non-U.S. shareholders should consult their own tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
More information about taxes is available in the Funds' SAI.
Additional Information
The Trust enters into contractual arrangements with various parties, which may include, among others, the Funds' investment adviser, custodian, and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index Licensors
FTSE/Russell Indices. FTSE International Limited (“FTSE”) is an independent company whose sole business is the creation and management of indexes and associated data services. FTSE calculates more than 60,000 indexes daily, including more than 600 real-time indexes. “FTSETM” is a trademark owned by the London Stock Exchange Group companies (“LSEG”) and is used by FTSE under license. FTSE is not affiliated with the PortfolioPlus Developed Markets ETF and the PortfolioPlus Emerging Markets ETF, the Adviser, the Distributor or any of their respective affiliates. The Adviser has entered into a license agreement with FTSE to use the FTSE Developed All Cap ex US Index and the FTSE Emerging Index (the “FTSE Indices”). FTSE has no obligation to continue to provide the FTSE Indices to the Funds beyond the term of the license agreement. The Funds are not in any way sponsored, endorsed, sold or promoted by FTSE or by LSEG (together the “Licensor Parties”) and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE Indices and/or the figure at which the said FTSE Index stands at any particular time on any particular day or otherwise. The Licensor Parties make no representation or warranty, express or implied, to
73	Direxion Shares ETF Trust Prospectus

the owners of shares of the Funds or any member of the public regarding the advisability of trading in the Funds. The FTSE Indices are compiled and calculated by FTSE. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Indices and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. FTSE®, FT-SE®, Footsie®, FTSE4Good® and techMARK® are trademarks of the Exchange and FT and are used by FTSE under license. All-World®, All-Share® and All-Small® are trademarks of FTSE.
Interactive Data Pricing and Reference Data, LLC. The ICE U.S. Treasury 20+ Year Bond Index (the “ICE Index”) is a service mark of Interactive Data Pricing and Reference Data, LLC or its affiliates ("Interactive Data'') and has been licensed for use by Direxion in connection with the PortfolioPlus 20+ Year Treasury ETF (the “Financial Products”). Neither Direxion nor the Financial Products are sponsored, endorsed, sold or promoted by Interactive Data. Interactive Data makes no representations or warranties regarding Rafferty or the Financial Products or the ability of the PortfolioPlus 20+ Year Treasury ETF to track the applicable Index.
VENDOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL VENDOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Standard and Poor’s Indices. The S&P 500® Index, S&P SmallCap 600® Index, S&P MidCap 400® Index and the Dow Jones U.S. Select REIT IndexTM (the “S&P Indices”) is/are products of S&P Dow Jones Indices LLC (“SPDJI”), and has/have been licensed for use by the Trust. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Trust. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Indices to track general market performance. S&P Dow Jones Indices’ only relationship to the Trust with respect to the S&P Indices is the licensing of such Index(es) and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P Indices is/are determined, composed and calculated by S&P Dow Jones Indices without regard to the Trust or the Funds. S&P Dow Jones Indices have no obligation to take the needs of the Trust or the owners of the Funds into consideration in determining, composing or calculating the S&P Indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the S&P Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products based on the S&P 500 Index and other S&P proprietary indices unrelated to the Funds currently being issued by the Trust, but which may be similar to and competitive with the Funds. CME Group Inc. is an indirect shareholder of S&P Dow Jones Indices LLC.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, S&P SMALLCAP 600® INDEX, S&P MIDCAP 400® INDEX AND THE DOW JONES U.S. SELECT REIT INDEXTM OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Direxion Shares ETF Trust Prospectus	74

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of the Funds listed below for the periods indicated. The information set forth below was audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, is included in the Annual shareholder report, which are available upon request and incorporated by reference into the Funds’ SAI. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
No financial information is available for the PortfolioPlus 20+ Year Treasury ETF and the PortfolioPlus Real Estate ETF because those Funds had not commenced operations prior to October 31, 2019.

	Net Asset Value, Beginning of Year/Period	Net Investment Income[1]	Net Investment Income[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
PortfolioPlus Developed Markets ETF
For the Year Ended October 31, 2019	$21.37	0.56	0.57	1.98	2.54	(0.82)	–	–	(0.82)	$23.09
For the Period February 15, 2018[8] through October 31, 2018	$25.00	0.48	0.48	(3.72)	(3.24)	(0.39)	–	–	(0.39)	$21.37
PortfolioPlus Emerging Markets ETF
For the Year Ended October 31, 2019	$19.18	1.37	1.37	1.95	3.32	(1.06)	–	(0.00)	(1.06)	$21.44
For the Period February 15, 2018[8] through October 31, 2018	$25.00	0.06	0.06	(5.85)	(5.79)	(0.03)	–	–	(0.03)	$19.18
PortfolioPlus S&P 500® ETF
For the Year Ended October 31, 2019	$36.41	0.88	0.89	5.39	6.27	(1.16)	–	–	(1.16)	$41.52
For the Year Ended October 31, 2018	$34.39	0.67	0.68	2.24	2.91	(0.64)	(0.25)	–	(0.89)	$36.41
For the Year Ended October 31, 2017	$26.76	0.83	0.83	7.03	7.86	(0.23)	–	–	(0.23)	$34.39
For the Year Ended October 31, 2016	$26.46	0.51	0.52	0.70	1.21	(0.89)	–	(0.02)	(0.91)	$26.76
For the Period January 7, 2015[8] through October 31, 2015	$25.00	0.20	0.20	1.36	1.56	(0.10)	–	–	(0.10)	$26.46
PortfolioPlus S&P® Mid Cap ETF
For the Year Ended October 31, 2019	$24.11	0.39	0.39	1.93	2.32	(1.14)	–	–	(1.14)	$25.29
For the Period February 15, 2018[8] through October 31, 2018	$25.00	0.32	0.32	(1.00)	(0.68)	(0.21)	–	–	(0.21)	$24.11
PortfolioPlus S&P® Small Cap ETF
For the Year Ended October 31, 2019	$35.94	0.45	0.45	0.31	0.76	(0.53)	–	–	(0.53)	$36.17
For the Year Ended October 31, 2018	$34.87	0.50	0.52	1.46	1.96	(0.41)	(0.48)	–	(0.89)	$35.94
For the Year Ended October 31, 2017	$26.05	0.28	0.28	8.82	9.10	(0.28)	–	–	(0.28)	$34.87
For the Year Ended October 31, 2016	$25.17	0.27	0.27	0.79	1.06	(0.18)	–	–	(0.18)	$26.05
For the Period January 7, 2015[8] through October 31, 2015	$25.00	0.10	0.10	0.07	0.17	–	–	–	–	$25.17
75	Direxion Shares ETF Trust Prospectus

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[5]						Portfolio Turnover Rate[7]
	Total Return[4]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income after Expense Reimbursement[2]
PortfolioPlus Developed Markets ETF
For the Year Ended October 31, 2019	12.13%	$ 1,155	0.12%	0.82%	2.57%	0.05% [9]	0.75%	2.64%	33%
For the Period February 15, 2018[8] through October 31, 2018	(13.13)%	$21,369	0.00% [10]	0.72%	2.77%	0.00% [11]	0.72%	2.77%	22%
PortfolioPlus Emerging Markets ETF
For the Year Ended October 31, 2019	17.95%	$ 1,072	0.09%	0.77%	6.66%	0.07% [9]	0.75%	6.68%	33%
For the Period February 15, 2018[8] through October 31, 2018	(23.17)%	$19,182	0.00% [10]	0.74%	0.37%	0.00% [11]	0.74%	0.37%	22%
PortfolioPlus S&P 500® ETF
For the Year Ended October 31, 2019	17.66%	$24,912	0.11%	0.63%	2.37%	0.10% [9]	0.62%	2.38%	28%
For the Year Ended October 31, 2018	8.36%	$76,461	0.04%	0.67%	1.80%	0.00% [11]	0.63%	1.84%	30%
For the Year Ended October 31, 2017	29.43%	$67,060	0.22%	0.81%	2.61%	0.22%	0.81%	2.61%	92%
For the Year Ended October 31, 2016	4.74%	$ 6,690	0.39%	1.16%	1.97%	0.35%	1.12%	2.01%	50%
For the Period January 7, 2015[8] through October 31, 2015	6.23%	$ 1,323	0.43%	2.34%	0.91%	0.43%	2.34%	0.91%	0%
PortfolioPlus S&P® Mid Cap ETF
For the Year Ended October 31, 2019	9.98%	$ 1,265	0.06%	0.78%	1.60%	0.04% [9]	0.76%	1.62%	39%
For the Period February 15, 2018[8] through October 31, 2018	(2.81)%	$24,106	0.01%	0.73%	1.73%	0.00% [11]	0.72%	1.74%	18%
PortfolioPlus S&P® Small Cap ETF
For the Year Ended October 31, 2019	2.34%	$ 7,234	0.21%	0.89%	1.30%	0.21% [9]	0.89%	1.30%	17%
For the Year Ended October 31, 2018	5.37%	$ 7,188	0.06%	1.06%	1.30%	0.00% [11]	1.00%	1.36%	235%
For the Year Ended October 31, 2017	35.01%	$ 6,975	0.21%	1.44%	0.89%	0.20%	1.43%	0.90%	300%
For the Year Ended October 31, 2016	4.23%	$ 5,211	0.35%	2.28%	1.08%	0.35%	2.28%	1.08%	35%
For the Period January 7, 2015[8] through October 31, 2015	0.68%	$ 1,259	0.43%	4.38%	0.46%	0.43%	4.38%	0.46%	0%
[1]	Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.
[3]	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.
[4]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.
[5]	For periods less than a year, these ratios are annualized.
[6]	Net expenses include effects of any reimbursement/waiver or recoupment.
[7]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.
[8]	Commencement of operations.
[9]	This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver of expenses, these ratios would have been 0.45% for the PortfolioPlus Developed Markets ETF, 0.45% for the PortfolioPlus Emerging Markets ETF, 0.32% for the PortfolioPlus S&P 500® ETF, 0.38% for the PortfolioPlus S&P® Mid Cap ETF and 0.35% for the PortfolioPlus S&P® Small Cap ETF.
[10]	Less than 0.005%.
[11]	This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver of expenses, these ratios would have been 0.45% for the PortfolioPlus Developed Markets ETF, 0.45% for the PortfolioPlus Emerging Markets ETF, 0.30% for the PortfolioPlus S&P 500® ETF, 0.38% for the PortfolioPlus S&P® Mid Cap ETF and 0.33% for the PortfolioPlus S&P® Small Cap ETF.
Direxion Shares ETF Trust Prospectus	76

Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
More Information on the Direxion Shares ETF Trust
Statement of Additional Information (“SAI”):
The Funds' SAI contains more information on each Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Funds' reports will provide additional information on the Funds' investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period.
To Obtain the SAI or Fund Reports Free of Charge:
Write to:	Direxion Shares ETF Trust
1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File Number: 811-22201

Direxion Shares ETF Trust
Statement of Additional Information
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
The Direxion Shares ETF Trust (“Trust”) is an investment company that offers shares of a variety of exchange-traded funds to the public. The shares of the funds offered in this Statement of Additional Information (“SAI”) are listed and traded on the NYSE Arca, Inc. This SAI relates to the funds listed below (each, a “Fund” and collectively, the “Funds”).
PortfolioPlus S&P 500® ETF (PPLC)
PortfolioPlus S&P® Small Cap ETF (PPSC)
PortfolioPlus S&P® Mid Cap ETF (PPMC)
PortfolioPlus Real Estate ETF
PortfolioPlus Emerging Markets ETF (PPEM)
PortfolioPlus Developed Markets ETF (PPDM)
PortfolioPlus 20+ Year Treasury ETF (PPTR)
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. The volatility of each Fund’s underlying index may affect the Fund’s return as much as, or more than, the return of the underlying index. As a result of volatility, a Fund may not behave as expected. Each Fund is intended to be used by investors who intend to monitor their portfolios. No single Fund is a complete investment program.
This SAI, dated February 28, 2020, is not a prospectus. It should be read in conjunction with the Funds' prospectus dated February 28, 2020 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.
February 28, 2020

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Direxion Shares ETF Trust
The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 124 separate series or “Funds.”
Each Fund seeks to provide daily leveraged investment results, before fees and expenses, which correspond to 135% of the performance of an underlying index.
The Funds seek daily leveraged investment results, before fees and expenses, of 135% of the daily performance of an underlying index. If, on a given day, the underlying index gains 1%, the Funds are designed to gain approximately 1.35% (which is equal to 135% of 1%). Conversely, if the underlying index loses 1% on a given day, the Funds are designed to lose approximately 1.35%. The Funds seek leveraged investment results on a daily basis -- from the close of regular trading on one trading day to the close on the next trading day -- which should not be equated with seeking a leveraged investment objective for any other period.
As used in this Prospectus, the terms “daily,” “day,” and “trading day,” refer to the period from the regular close of the markets on one trading day to the regular close of the markets on the next trading day.
Shares of each Fund (“Shares”) are issued and redeemed only in large blocks called “Creation Units.” The Shares offered in this SAI are listed and traded on the NYSE Arca, Inc. (the “Exchange). Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares, as discussed in the “Purchases and Redemptions” section below.
There is no assurance that any of the Funds offered in this SAI will achieve their objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.
Classification of the Funds
Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s NAV may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.
Exchange Listing and Trading
The Shares are listed and traded on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) the value of the underlying index is no longer calculated or available; (iii) a Fund's underlying index no longer meets various liquidity and other metrics as required by the Exchange’s continued listing standards; or (iv)such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
As is the case with other publicly listed securities, when Shares of a Fund are bought or sold through a broker, an investor may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund or an investor’s equity interest in a Fund.
The trading prices of each Fund’s shares in the secondary market generally differ from each Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Direxion Advisors, LLC ("Direxion" or "Adviser"), a wholly owned subsidiary of Rafferty Asset Management, LLC ("Rafferty") may, from time to time, make payments to certain market makers in the Trust’s shares pursuant to an Exchange authorized program.
In order to provide additional information regarding the value of Shares of a Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for each Fund. Each Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based
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on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of a Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, nor responsible for, the calculation or dissemination of the IOPV and make no representations or warranty as to its accuracy.
Investment Policies and Techniques
Each Fund seeks investment results that correspond to 135% of the performance of an underlying index, before fees and expenses, as follows:
Fund	Underlying Index
PortfolioPlus S&P 500® ETF	S&P 500® Index
PortfolioPlus S&P® Small Cap ETF	S&P SmallCap 600® Index
PortfolioPlus S&P® Mid Cap ETF	S&P Mid Cap 400® Index
PortfolioPlus Real Estate ETF	Dow Jones U.S. Select REIT lndexTM
PortfolioPlus Emerging Markets ETF	FTSE Emerging Index
PortfolioPlus Developed Markets ETF	FTSE Developed All Cap ex US Index
PortfolioPlus 20+ Year Treasury ETF	ICE U.S. Treasury 20+ Year Bond Index
Each Fund’s investment objective is a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval.
Subject to the limitations described in the “Investment Restrictions” section, each Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s investment objective.
This section provides a description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in an exchange-traded fund ("ETF") is that its returns will fluctuate and you could lose money.
Asset-Backed Securities
A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Bank Obligations
Money Market Instruments. A Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). A Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.
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A Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.
Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.
Corporate Debt Securities
A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance.
On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Also in 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
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The Federal Reserve Bank of New York began publishing SOFR in April 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress.
Various financial industry groups have begun planning for the transition from LIBOR to SOFR (or another new benchmark), but there are obstacles to converting certain longer term securities and transactions. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Among other negative consequences, the transition away from LIBOR could:
•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives in which a Fund may invest;
•	Require extensive negotiations of and/or amendments to agreements and other documentation governing LIBOR-linked investments products;
•	Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fall back” provisions that provide for an alternative reference rate in the event of LIBOR’s unavailability; or
•	Cause a Fund to incur additional costs in relation to any of the above factors.
The risks associated with the above factors are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market and the depth of the market for investments based on alternative reference rates. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
Equity Securities
Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.
Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.
Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price
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of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Foreign Securities
A Fund may have both direct and indirect exposure to foreign securities through investments in publicly traded securities such as stocks and bonds, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of the imposition of exchange controls. The prices of such securities may be more volatile than those of U.S. securities. There maybe also be the possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting currencies in connection with purchases and sales of foreign securities.
Non-U.S. stocks markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchanges rates may also affect the earning power and asset value of the foreign entity issuing a security, even on denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing, but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Asia-Pacific Countries. In addition to the risks associated with foreign and emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established
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markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well-capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on a Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in a Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation, a rising unemployment rate, and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption. For example, the Brazilian Federal Police conducted a criminal investigation into corruption allegations, known as Operation Car Wash, which led to charges against high level politicians and corporate executives and resulted in substantial fines for some of Brazil’s largest companies. This has had a widespread political and economic impact and may continue to affect negatively the country and the reputation of Brazilian companies connected with the investigation, and therefore, the trading price of securities issued by those companies. While the economy of Brazil has enjoyed substantial economic growth in recent years, there can be no guarantee that this growth will continue.
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China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; (vii) differences in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers; and (viii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism.
For over three decades, the Chinese government has been reforming economic and market practice and has been providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possible return to the completely centrally planned economy that existed prior to 1978. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. These and other factors may decrease the value and liquidity of a Fund's investments. The Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration of global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market.
There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with significant operations in China as well as PCAOB-registered auditing firms in China. Currently, the SEC and PCAOB are only able to get limited information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China. These restrictions may result in the unavailability of material information about the Chinese issuers.
In January 2020, in response to the ongoing “trade war,” the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time.
China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted other than through licenses granted by the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses. Each license permits investment in A-shares only up to a specified quota.
Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The nature and duration of such a market disruption or the impact that it may have on the A-Share market are unknown. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.
The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a Fund’s intended scope of investment.
The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent
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or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.
Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading.
Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the EU (referred to as “Brexit”). The referendum introduced significant uncertainties and instability in the financial markets as the UK negotiated its exit from the EU. The UK officially left the EU on January 31, 2020, with a transitional period set to end on December 31, 2020. During this period, the UK effectively remains in the EU’s custom union and single market and continues to obey EU rules. However, the UK is no longer part of the political institutions. The effects of Brexit will depend on any agreement the UK makes to retain access to the EU Common Market either during the transitional period or more permanently and whether the UK enters into any trade deals with other countries, such as the United States. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency
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exchange rate fluctuations. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may negatively affect the City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit would likely create additional economic stresses for the UK, including the potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment.
Brexit may also have a destabilizing impact on the EU to the extent that other member states similarly seek to withdraw from the EU. Any further exits from the EU would likely cause additional market disruptions globally and introduce new legal and regulatory uncertainties.
India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by a Fund. The securities markets in India are comparatively underdeveloped with some exceptions and consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. The limited liquidity of the Indian securities market may also affect a Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track its underlying index.
The Indian government exercises significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objectives of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of a Fund’s portfolio and result in extreme volatility in the prices of Indian securities. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss for a Fund.
Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before a Fund can make investments in Indian companies. Foreign investors in India still face burdensome taxes on investments in income producing securities.
While the Indian economy has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, a Fund’s holdings are expected to experience correlated fluctuations. Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy. Agriculture occupies a prominent position in the Indian economy, therefore, it may be negatively affected by adverse weather conditions and the effects of global climate change. These and other factors may decrease the value and liquidity of a Fund's investments.
Italy. Investment in Italian issuers involves risks that are specific to Italy, including, regulatory, political, currency, and economic risks. Italy’s economy is dependent upon external trade with other economies—specifically Germany, France and other Western European developed countries. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the EU and could potentially lead to default. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. Italy has been warned by the Economic and Monetary Union of the EU to reduce its public spending and debt and actions by Italy to cut spending or increase taxes in response could have significant adverse effects on the Italian economy. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating and could decrease outside investment in Italian companies. High amounts of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.
Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic
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crisis. In December 2019, Japan’s government approved a fiscal stimulus package of nearly $120 billion in order to stimulate its slowing economy, which has been negatively affected by decreased demand from China and by recent political conflicts with South Korea. Japan is heavily dependent on exports and foreign oil and may be adversely affected by higher commodity prices, trade tariffs, protectionist measures, competition from emerging economies, and the economic conditions of its trading partners, such as China. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. The risks of natural disaster of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor markets may negatively impact Japan’s economic competitiveness.
South Korea. South Korean investments may be significantly affected by events influencing its economy, which is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchanges rates and government regulation, and vulnerable to downturns of the world economy, particularly with respects to its four largest export markets (the EU, Japan, United States, and China). South Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. The South Korean economy’s long-term challenges include an aging population, inflexible labor market, and overdependence on exports to drive economic growth. Relations with North Korea could also have as significant impact on the economy of South Korea. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Armed conflict between North Korea and South Korea could have a severe adverse impact on the South Korean economy and its securities markets.
Latin America. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. The governments of certain countries in Latin America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Latin America. Some countries in Latin America may be affected by public corruption and crime, including organized crime. Certain countries in Latin America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Latin America in which a Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund may be adversely affected if it invests in such issuers. Certain Latin American countries may also have managed currencies, which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. Dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Mexico. Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, and economic risks. In the past, Mexico has experienced high interest rates, economic volatility, significant devaluation of its currency (the peso), and high unemployment rates. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Additionally, a high level of foreign investment in Mexican assets may increase Mexico’s exposure to risks associated with changes in international investor sentiment. In
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2018, the United States, Mexico and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces the current North American Free Trade Agreement among the three countries. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canada Parliament for implementation. The adoption of USMCA may have a significant impact on Mexico’s economy and, consequently, the value of the securities held by a Fund.
The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic component of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. Because commodities such as oil and gas, minerals and metals represent a large portion of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. Mexico’s economy has also become increasingly manufacturing-oriented. Because Mexico’s top export is automotive vehicles, its economy is strongly tied to the U.S. automotive market, and changes to certain segments in the U.S. market could have an impact on the Mexican economy. The automotive industry and other industrial products can be highly cyclical, and companies in these industries may suffer periodic operating losses. These industries can also be significantly affected by labor relations and fluctuating component prices. The agricultural and mining sectors of Mexico’s economy also account for a large portion of its exports, and Mexico is susceptible to fluctuations in the price and demand for agricultural products and natural resources. In addition, Mexico has privatized or has begun the process of privatization of certain entities and industries, and some investors have suffered losses due to the inability of the newly privatized entities to adjust to a competitive environment and changing regulatory standards.
Mexico has been destabilized by local insurrections, social upheavals and drug-related violence. Additionally, violence near border areas, border-related political disputes, and other social upheaval may lead to strained international relations. Mexico has also experienced contentious and very closely decided elections. Changes in political parties and other political events may affect the economy and contribute to additional instability. Recurrence of these or similar conditions may adversely impact the Mexican economy.
Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political, economic, and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western business investment continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to a Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Funds.
As a result of continuing political tensions and armed conflicts, including the conflict between Ukraine and Russia, the United States and the EU imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s investments.
Depositary Receipts
To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depository receipts are receipts, typically issued by a financial institution, with evidence of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts
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(“EDRs”). Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S. a Fund may avoid certain risks related to investing in foreign securities in non-U.S. markets, however, ADRs do not eliminate all risks inherent in investing in the securities of foreign issuers.
EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities, in which a Fund may invest. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.
Foreign Currencies
A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.
The value of a Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, a Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
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A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.
Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Futures Contracts, Options, and Other Derivative Strategies” section below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, a Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security.
A Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). See “Dividends, Other Distributions and Taxes.”
Each Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a commodity pool operator (“CPO”).
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
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Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although a Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.
Risks of currency forward contracts. The successful use of these transactions will usually depend on the Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by a Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign
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currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Hybrid Instruments
A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Illiquid Investments and Restricted Securities
Each Fund may purchase and hold illiquid investments. A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid.
The term “illiquid investments” for this purpose means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Direxion, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under a Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund
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should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, Direxion will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with a Fund’s liquidity risk management program.
A Fund may not be able to sell illiquid investments when Direxion considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”), or Direxion, under Board-approved guidelines, has determined are liquid. Each Fund currently does not anticipate investing in such restricted securities. However, to the extent that a Fund does invest in such restricted securities, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund could adversely affect the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.
Indexed Securities
A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.
Inflation Protected Securities
Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
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The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. A Fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
Junk Bonds
A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”
Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Direxion will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.
Mortgage-Backed Securities
A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by FHLMC are guaranteed as to timely payment of principal and interest only by FHLMC.
The Federal Housing Finance Agency (“FHFA”) mandated that Fannie Mae® and Freddie Mac® cease issuing their own mortgage-backed securities and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS" in 2019. Each UMBS has a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
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Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS issued by Ginnie Mae®, which are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily, or entirely, of principal payments generally is unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-sponsored entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Municipal Obligations
A Fund may invest in municipal obligations. Municipal securities are fixed-income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax exempt securities are generally classified by their source of payment. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.
Futures Contracts, Options, and Other Derivative Strategies
Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (“reference assets”) and may relate to stocks bonds, interest rates, credit currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain long or short exposure to the value of a reference asset without actually owning or selling the instrument. Examples of derivative instruments include futures contracts, swap agreements, options, options on futures contracts and forward currently contracts.
Each Fund may enter into derivatives instruments which may include futures contracts, forward contracts, options on currencies, commodities, indices, or futures contracts and swaps which provide long and short exposure to reference assets. Derivatives
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may be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests in non-derivative instruments. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
The use of derivative instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition, a Fund’s ability to use derivative instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”
Under current CFTC regulations, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Accordingly, each Fund has registered, or will register prior to commencement of operations, as a commodity pool, and the Adviser has registered as a CPO, with the National Futures Association.
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operation and/or change the competitive landscape. In this regard, any further amendment to the Commodity Exchange Act or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivative transactions and/or increase the costs of such derivative transactions such that a Fund may be unable to implement its investment strategy.
In addition to the instruments, strategies and risks described below and in the Prospectus, Direxion may discover additional opportunities in connection with derivative instruments and other similar or related techniques. These new opportunities may become available as Direxion develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivative instruments or other techniques are developed. Direxion may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
Special Risks. The use of derivative instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular derivative instruments are described in the sections that follow.
(1) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(2) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.
(3) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.
Cover. Transactions using derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, the Bank of New York Mellon ("BNYM"), in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s
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assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Futures Contracts. A Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts as a substitute for a comparable market position in the underlying security or index, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.
Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.
The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Certain futures contracts are cash-settled, meaning the futures contract obligates the seller to deliver (and purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
Whether a Fund realizes a gain/loss from futures activities depends generally upon the movements in the underlying reference asset (generally a commodity, currency, security or index). The extent of a Fund’s loss from an unhedged short position in a futures contract is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment.
Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to, or greater than, the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to a Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.
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Risks of futures contracts. A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. A Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. If a Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
A purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract. There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.
Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell
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the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Forward Contracts. Each Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and may have terms greater than seven days, forward contracts may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Direxion believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® and other exchanges, as well as the OTC markets.
By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
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Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Composite Stock Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Direxion are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options on Futures Contracts. When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade.
Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
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Risks of Options on Futures Contracts. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Caps, Floors and Collars
A Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always, a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially, or entirely, offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. A Fund may be both a buyer and seller of these instruments. In addition, a Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.
Swap Agreements
A Fund may enter into swap and other derivatives to obtain long exposure to an underlying asset without actually purchasing such asset. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on, or increase/decrease, in value of a particular dollar amount invested in a “basket” of securities representing a particular index or an ETF representing a particular index or group of securities.
Each Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, a Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. A Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator would decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if a Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by a Fund on the notional amount. However, unlike cash investments in the underlying assets, a Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, Direxion may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting
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swap with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its underlying index as it would if a Fund used only swaps on the underlying index. Direxion, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps.
Common Types of Swaps
A Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.
Other Financial Instruments. Other forms of swaps that a Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Mechanics of Swaps
Payments. Most swaps entered into by a Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. A Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to a Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
Counterparty Credit Risk. A Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless Direxion believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swaps, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because, in a cleared swap, a clearing organization becomes substituted for each counterparty to a cleared swap. The clearing organization takes on the obligations of each side of the swap and a Fund would only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Upon entering into a cleared swap, a Fund may be required to deposit with its futures commission merchant an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the clearing organization that clears the trade). This amount is in the nature of a performance
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bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the subsequent payments. The subsequent payment also includes the daily portion of the periodic payment stream.
Termination and Default Risk. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Swap Regulation
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While a Fund is not directly subject to these requirements, where a Fund’s counterparty is subject to the requirements, uncleared swaps between a Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless a Fund is in default on its obligations to the swap counterparty.
In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial collateral rules do not apply to a Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and it is possible that in the future, the rules could apply to the Funds. In the event that the rules apply, they would impose significant costs on a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Direxion’s ability to manage a Fund, may impair a Fund’s ability to achieve its investment objective and/or may result in reduced returns to a Fund’s investors.
Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution f standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by a Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to a Fund may not be sufficient to cover all the amounts due to a Fund and the Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Funds, if a Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.
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Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by a Fund or may be received by a Fund in accordance with collateral controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional amounts to the Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If a Fund has a loss of less than the collateral amount, the excess collateral is returned to a Fund. If a Fund has a gain, the full collateral amount and the amount of the gain is paid to a Fund.
Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to correctly predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.
Direxion, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s swap transactions. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of a Fund’s identity as intended. Certain IRS positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements,
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or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.
Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by a Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which a Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional collateral requirements with respect to a Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain requirements on uncleared swaps in the near future, which are likely to impose higher collateral requirements on uncleared swaps.
Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher collateral requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of a Fund’s investments and cost of doing business.
Other Investment Companies
Each Fund may invest in the securities of other investment companies, including open- and closed-end funds and ETFs. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a
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result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations.
Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock.
Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) and (B) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Funds' shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by a Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Also, to the extent that an ETF has exemptive relief under Section 12(d)(1)(J), a Fund may rely on that exemptive relief to exceed the limits imposed by Section 12(d)(1)(A).
Shares of another investment company or ETF that has received exemptive relief from the SEC to permit other funds to invest in its shares without these limitations are excluded from such restrictions to the extent that a Fund has complied with the requirements of such orders. To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.
Exchange-Traded Products. Each Fund may invest in Exchange Traded Products (“ETPs”), which include ETFs, partnerships, commodity pools or trusts that are bought and sold on a securities exchange. ETPs and ETNs trade like stocks on a securities exchange at market price rather than NAV and, as a result, ETP and ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund may also invest in exchange-traded notes (“ETNs”), which are structured debt securities, whereby the issuer of the ETN promises to pay ETN holders the return on an index or market segment over a certain period of time and then return the principal of the investment at maturity. Whereas ETPs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Therefore, ETNs are subject to the credit risk of the issuer of the ETN, which is different than other ETPs. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Most ETPs and ETNs are designed to track a particular market segment or index, although an ETP or ETN may be actively managed. ETPs and ETNs share expenses associated with their operation, typically including advisory fees and other management expenses. When a Fund invests in an ETP or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETP’s or ETN’s expenses. ETPs and ETNs trade like stocks on a securities exchange at market prices rather than NAV and as a result ETP or ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The risks of owning an ETP or ETN generally reflect the risks of owning the underlying securities the ETP or ETN is designed to track, although lack of liquidity in an ETP or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETP or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETP or ETN.
Additionally, a Fund may invest in swap agreements referencing ETFs. If a Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the same index as a Fund.
Money Market Funds. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In October 2016, the SEC implemented amendments to money market fund regulations (“Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also implemented additional diversification, stress testing, and disclosure measures. The Amendments represented significant departures from the traditional operation of money market funds. Any impact on the trading and value of money market instruments may negatively affect a Fund’s yield and return potential.
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Real Estate Companies
A Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or have at least 50% of their respective assets in such real estate. Such investments include common stocks (including real estate investment trust shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Direxion’s view, a significant element of the securities’ value, and preferred stocks.
Real Estate Investment Trusts (“REITs”)
A Fund may make investments in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Repurchase Agreements
A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.
A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.
Reverse Repurchase Agreements
A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.
Securities Lending
Each Fund may lend portfolio securities to certain borrowers that Direxion determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned,
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marked to market daily. Borrowers continuously secure their obligations to return securities on loan from a Fund by depositing any combination of short-term U.S. government securities and cash as collateral with a Fund. No securities loan will be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by a Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received) or such lower limit as set by Direxion or the Board. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. A Fund may also receive such fees on “special” loans that are cash-collateralized. Any cash collateral may be reinvested in money market funds. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee. However, such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return of cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund could experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its investment of cash collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income.
Short Sales
A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund will also incur transactions costs when conducting short sales.
Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.
A Fund will incur a loss as a result of a short sales or short exposure to reference assets utilizing derivatives if the price of the security or reference asset increases between the date of the short sale or exposure and the date on which a Fund replaces the borrowed security or terminates the derivatives providing short exposure. A Fund will realize a gain if the price of a security or reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale or derivatives that provide short exposure.
Unrated Debt Securities
A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
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U.S. Government Securities
A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities. U.S. government securities include U.S. Treasury obligations, which includes U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury obligations are backed by the full faith and credit of the United States.
U.S. government securities also include obligations issued by U.S. government agencies and instrumentalities (“GSEs”) that are backed by the full faith and credit of the U.S. government (such as securities issued or guaranteed by the Federal Housing Administration, Ginnie Mae®, the Export-Import Bank of the United States, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration).
Also, U.S. government securities include securities that are guaranteed by U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government (such as Fannie Mae®, Freddie Mac®, or the Federal Home Loan Banks). These U.S. government-sponsored entities, although chartered and sponsored by the U.S. Congress, are not guaranteed, nor insured, by the U.S. government. They are supported only by the credit of the issuing agency, instrumentality or corporation.
Since 2008, Fannie Mae® and Freddie Mac® have been in conservatorship and have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. The MBS purchase programs technically ended in 2010 but the U.S. Treasury has continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012 and other governmental entities have provided significant support to Fannie Mae® and Freddie Mac®. There is no guarantee, however, that they will continue to do so. An FHFA stress test suggested that in a “severely adverse scenario” additional Treasury support of between $42.1 billion and $77.6 billion (depending on the treatment of deferred tax assets) might be required. Since then Congress has permanently reduced the corporate income tax rate from 35% to 21% starting January 1, 2018. This reduction could cause a substantial net loss and net worth deficit for the year in which the legislation is enacted. Should they experience such a net worth deficit, they could be required to draw additional funds from the U.S. Treasury to avoid being placed in receivership. Accordingly, no assurance can be given that Fannie Mae® and Freddie Mac® will remain successful in meeting their obligations with respect to the debt and MBSs that they issue.
In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Nevertheless, discussions among policymakers have continued as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. In September 2019, the U.S. Treasury released its plan to reform the housing finance system, which includes reforms to Fannie Mae® and Freddie Mac®. The impact of these reforms are not yet known. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations related to certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Congress is currently considering several pieces of legislation that would reform GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.
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U.S. Government Sponsored Enterprises (“GSEs”)
GSE securities are securities issued by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae® and Freddie Mac®, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Direxion is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.
When-Issued Securities
A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.
Zero-Coupon, Payment-In-Kind and Strip Securities
A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.
An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.
A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.
Other Investment Risks and Practices
Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing
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investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for shareholders will be reduced.
A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.
As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.
Under current pronouncements, certain obligations under futures contracts, forward contracts and swap agreements to the extent that a “covers” its obligations as discussed in the “Futures Contracts, Options, and Other Derivatives Strategies” section will not be considered a “senior security” and, therefore, will not be subject to the 300% asset coverage requirements otherwise applicable to borrowings.
Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover will vary. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose terms-to-maturity at the time of acquisition were less than 397 days, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have remaining terms-to-maturity of less than 397 days. In any given period, all of a Fund’s investments may have remaining terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate calculated with all securities whose terms-to-maturity were less than 397 days is anticipated to be unusually high.
High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders resulting from its distributions of increased net capital gains, if any, recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.
For the fiscal year ended October 31, 2019, the PortfolioPlus S&P® Small Cap ETF's portfolio turnover decreased significantly from the fiscal year ended October 31, 2018 due to a decrease in the volatility of that Fund's assets and the number of transactions.
Correlation and Tracking Risk
Several factors may affect a Fund's ability to obtain its daily leveraged investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) less than all of the securities in the underlying index being held by a Fund and securities not included in the underlying index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as other investment companies, including ETFs, futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads; (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; (7) market movements that run counter to a Fund’s investments (which will cause divergence between a Fund and its underlying index over time due to the mathematical effects of leveraging); and (8) disruptions and illiquidity in the markets for securities or derivatives held by a Fund.
While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its underlying index. A Fund may use a combination of swaps on its underlying index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of its underlying index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that a Fund invests in swaps that use an ETF as a reference asset, a Fund may be subject to greater correlation risk and may not achieve as high a degree of leveraged correlation with its
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underlying index as it would if a Fund used swaps that utilized an underlying index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce a Fund’s return.
Even if there is a perfect correlation between a Fund and the leveraged return of its underlying index on a daily basis, the symmetry between the changes in the underlying index and the changes in a Fund’s NAV can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect leveraged correlation with its underlying index on every trading day over an extended period and the level of returns of the underlying index significantly increased during that period, a compounding effect for that period would result, causing an increase in a Fund’s NAV by a percentage that is somewhat greater than the percentage that the underlying index’s returns decreased.
Leverage
Each Fund intends regularly to use leveraged investment techniques in pursuing its investment objectives. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount of the Fund’s net assets. Leverage creates the potential for greater gains to shareholders of a Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAV of each Fund’s Shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires a Fund to pay interest which would decrease the Fund’s total return to shareholders. If each Fund achieves its investment objective, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had a Fund not been leveraged.
Special Note Regarding the Correlation Risks of the Funds. As discussed in the Prospectus, each Fund is “leveraged” in the sense that it has an investment objective to match 135% of the performance of its underlying index on a given day. Each Fund is subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from each Fund’s use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, 135% of its underlying index.
A Fund’s return for periods longer than one day is primarily a function of the following:
a) underlying index performance;
b) underlying index volatility;
c) financing rates associated with leverage;
d) other fund expenses;
e) dividends paid by companies in the underlying index; and
f) period of time.
The fund performance for a Fund can be estimated given any set of assumptions for the factors described above. The table below illustrates the impact of two factors, underlying index volatility and underlying index performance, on a Fund. Underlying index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The table shows estimated Fund returns for a number of combinations of underlying index performance and underlying index volatility over a one year period. Assumptions used in the table include: a) no dividends paid by the companies included in the underlying index; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, a Fund’s performance would be lower than shown.
As shown below, a Fund would be expected to lose 1.5% if its underlying index provided no return over a one year period during which its underlying index experienced annualized volatility of 25%. If its underlying index’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period for a Fund widens to approximately 12.4%.
At higher ranges of volatility, there is a chance of a significant loss of value in a Fund. For instance, if an underlying index’s annualized volatility is 100%, a Fund would be expected to lose approximately 21.0% of its value, even if the cumulative return of its underlying index for the year was 0%. The volatility of ETFs or instruments that reflect the value of the underlying index, such as swaps, may differ from the volatility of a Fund's underlying index.
In the table below, areas shaded green represent those scenarios where a Fund with the investment objective described will outperform (i.e., return more than) 135% of the performance of the underlying index; conversely, areas shaded red represent those scenarios where a Fund will underperform (i.e., return less than) 135% of the performance of the underlying index.
The table below is intended to underscore the fact that each Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios. Each Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For additional information regarding correlation and volatility risk for the Funds, see “Effects of Compounding and Market Volatility Risk” in the Prospectus.
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One Year Index	135% One Year Index	Volatility Rate
Return	Simple Return	10%	25%	50%	75%	100%
-60%	-81%	-71.0%	-71.4%	-72.6%	-74.6%	-77.1%
-50%	-68%	-60.9%	-61.3%	-63.0%	-65.7%	-69.0%
-40%	-54%	-49.9%	-50.6%	-52.7%	-56.1%	-60.4%
-30%	-41%	-38.4%	-39.1%	-41.8%	-45.9%	-51.2%
-20%	-27%	-26.2%	-27.1%	-30.3%	-35.2%	-41.6%
-10%	-14%	-13.5%	-14.5%	-18.2%	-24.1%	-31.5%
0%	0%	-0.2%	-1.5%	-5.7%	-12.4%	-21.0%
10%	14%	13.5%	12.1%	7.2%	-0.4%	-10.2%
20%	27%	27.6%	26.0%	20.6%	12.0%	1.0%
30%	41%	42.2%	40.4%	34.3%	24.8%	12.5%
40%	54%	57.1%	55.2%	48.5%	37.9%	24.4%
50%	68%	72.5%	70.3%	63.0%	51.4%	36.5%
60%	81%	88.2%	85.8%	77.8%	65.1%	48.9%
The foregoing table is intended to isolate the effect of underlying index volatility and underlying index performance on the return of a Fund. A Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of factors discussed above or under “Effects of Compounding and Market Volatility Risk” in the Prospectus.
Cybersecurity Risk
Since the use of technology has become more prevalent in the course of business, the Funds may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or a Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Funds. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or the Funds' Adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause a Fund to violate applicable privacy and other laws. The Funds' service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since a Fund does not directly control the cybersecurity systems of the issuers of securities in which each Fund invests or the Funds' third party service providers (including the Funds' transfer agent and custodian).
Investment Restrictions
The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders’ meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays), or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.
Each Fund may not:
1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
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3.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, however, a Fund that tracks an underlying index will concentrate its investment in a particular industry or group of industries to approximately the same extent as its underlying index is so concentrated.
5.	Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
6.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.
7.	Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.
Portfolio Transactions and Brokerage
Subject to the general supervision by the Trustees, Direxion is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Direxion expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
When selecting a broker or dealer to execute portfolio transactions, Direxion considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Direxion.
In effecting portfolio transactions for a Fund, Direxion seeks to receive the closing prices of securities that are in line with those of the securities included in a Fund's underlying index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Direxion may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Direxion. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement to always seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Direxion from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Direxion relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.
Direxion may use research and services provided to it by brokers in servicing a Fund; however, not all such services may be used by Direxion in connection with a Fund. While the receipt of such information and services is useful in varying degrees and may reduce the amount of research or services otherwise provided to a Fund by Direxion, the receipt of such information and these services does not reduce the investment advisory fee paid by a Fund.
Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
Aggregate brokerage commissions paid by each of the Funds for the fiscal periods shown are set forth in the tables below:
PortfolioPlus S&P 500® ETF	Brokerage Fees Paid
Year Ended October 31, 2019	$87
Year Ended October 31, 2018	$565
Year Ended October 31, 2017	$202

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PortfolioPlus S&P® Small Cap ETF	Brokerage Fees Paid
Year Ended October 31, 2019	$22
Year Ended October 31, 2018	$22
Year Ended October 31, 2017	$929

PortfolioPlus S&P® Mid Cap ETF	Brokerage Fees Paid
Year Ended October 31, 2019	$44
February 15, 2018* - October 31, 2018	$10
*	Commencement of Operations

PortfolioPlus Emerging Markets ETF	Brokerage Fees Paid
Year Ended October 31, 2019	$80
February 15, 2018* - October 31, 2018	$113
*	Commencement of Operations

PortfolioPlus Developed Markets ETF	Brokerage Fees Paid
Year Ended October 31, 2019	$175
February 15, 2018* - October 31, 2018	$25
*	Commencement of Operations
For the fiscal year ended October 31, 2019, the brokerage commissions for the PortfolioPlus S&P 500® ETF varied from the two previous fiscal years due to a change in the volatility of that Fund's net assets, increasing from 2017 to 2018 and decreasing from 2018 to 2019.
The brokerage commissions for the PortfolioPlus S&P® Small Cap ETF have decreased in the fiscal years ended October 31, 2018 and 2019 from the brokerage commissions for that Fund in the fiscal year ended October 31, 2017 due to a decrease in that Fund's assets.
Portfolio Holdings Information
A Fund’s portfolio holdings are, or will be upon commencement of operations, disclosed on the Funds' website at www.direxion.com each day the Funds are open for business. In addition, disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
The portfolio composition file (“PCF”), which contains portfolio holdings information, and the IOPV, which contains certain pricing information related to a Fund’s portfolio holdings, are also made available daily, including to the Funds' service providers to facilitate the provision of services to the Funds and to certain other entities as necessary for transactions in Creation Units. Such entities include: (i) National Securities Clearing Corporation (“NSCC”) members; (ii) subscribers to various fee-based services, including entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market; (iii) investors that have entered into an “Authorized Participant Agreement” with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”); and (iv) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management including personnel of the Adviser and the Funds' distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
In addition, the Funds' Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) a Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the nonpublic information. In this regard, from time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request such information. The CCO shall report any disclosures made pursuant to this exception to the Board.
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Management of the Trust
The Board of Trustees
The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including Direxion, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Direxion and U.S. Bancorp Fund Services, LLC (“USBFS”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Direxion, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees.”) The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.
The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Direxion and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Direxion regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Direxion and USBFS with respect to the Funds' investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Direxion, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds' compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Direxion in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Direxion and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.
The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds' compliance program.
Board Structure and Related Matters
Independent Trustees constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds' independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of series overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of series in the complex.
The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 124 portfolios within the Trust, 14 portfolios within the Direxion Funds and no portfolios within the Direxion Insurance Trust. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Funds and the Direxion Insurance Trust.
The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person
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meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.
The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Direxion, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Funds and Direxion Insurance Trust, the other registered investment companies in the Direxion mutual fund complex. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019.
Interested Trustee
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 51	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	138	None.
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	138	None.
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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
John A. Weisser Age: 78	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	138	Director until December 2016: The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

David L. Driscoll Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	138	None.
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	138	None.
Henry W. Mulholland Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	138	None.
Kathleen M. Berkery(3) Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010-2017 as Financial Advisor	138	None.
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(1)	Mr. O’Neill is affiliated with Rafferty and Direxion because he owns a beneficial interest in Rafferty.
(2)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
(3)	Ms. Berkery was elected as a Trustee on November 26, 2019.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty and Direxion. Mr. O’Neill was the Managing Director of Rafferty from 1999 through January 2019 and Managing Director of Direxion from its inception in November 2017 through January 2019.
Gerald E. Shanley III: Mr. Shanley has extensive audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.
John A. Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.
David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.
Jacob C. Gaffey: Mr. Gaffey has extensive experience with providing investment banking and valuation services to various companies. Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.
Henry W. Mulholland: Mr. Mulholland has extensive experience with equity trading, risk management, equity market structure as well as managing regulatory and compliance matters.
Kathleen M. Berkery: Ms. Berkery has extensive experience with estate planning, estate administration, fiduciary income taxation, financial planning, finance, as well as business sales and development, and marketing.
Board Committees
The Trust has an Audit Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey, and Mulholland and Ms. Berkery. The members of the Audit Committee are Independent Trustees. The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met three times during the Trust’s most recent fiscal year.
The Trust also has a Nominating and Governance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery, each of whom is an Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met four times during the Trust’s most recent fiscal year.
The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery. The members of the Qualified Legal Compliance Committee are Independent Trustees of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.
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Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007-April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 46	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 43	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011	General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.
				N/A	N/A
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The following table shows the amount of equity securities owned in each of the Funds and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2019:
Dollar Range of Equity Securities Owned:	Interested Trustees:	Independent Trustees:
	Daniel D. O’Neill	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey	Henry W. Mulholland	Kathleen M. Berkery
PortfolioPlus S&P 500® ETF	$10,001 –$50,000	$0	$0	$0	$0	$0	$0
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Dollar Range of Equity Securities Owned:	Interested Trustees:	Independent Trustees:
	Daniel D. O’Neill	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey	Henry W. Mulholland	Kathleen M. Berkery
PortfolioPlus S&P® Small Cap ETF	$0	$0	$0	$0	$0	$0	$0
PortfolioPlus S&P® Mid Cap ETF	$0	$0	$0	$0	$0	$0	$0
PortfolioPlus Emerging Markets ETF	$0	$0	$0	$0	$0	$0	$0
PortfolioPlus Develop Markets ETF	$0	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000	$0	$1-$10,000	$0	$0	$0	$0
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The Trust’s Trust Instrument provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
No officer, director or employee of Direxion receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended October 31, 2019:
Name of Person, Position	Aggregate Compensation From the Trust(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustee
Daniel D. O’Neill	$0	$0	$0	$0
Independent Trustees
Gerald E. Shanley III	$100,000	$0	$0	$133,333
John A. Weisser	$100,000	$0	$0	$133,333
David L. Driscoll	$100,000	$0	$0	$133,333
Jacob C. Gaffey	$100,000	$0	$0	$133,333
Henry W. Mulholland	$100,000	$0	$0	$133,333
Kathleen M. Berkery(3)	$0	$0	$0	$0
(1)
Trustee compensation is allocated across the operational Funds of the Trust based on the proportion of the Fund’s net assets to the total net assets of the operational Funds of the Trust.
(2)
For the fiscal year ended October 31, 2019, Trustees’ fees and expenses in the amount of $500,000 were incurred by the Trust.
(3)
Ms. Berkery was elected to the Board of Trustees on November 26, 2019 and therefore did not receive any compensation from the Direxion Family of Investment Companies for the fiscal year ended October 31, 2019.
Principal Shareholders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.
As of February 1, 2020, the following shareholders were considered to be either a principal shareholder or control person of the following operational Funds:
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PortfolioPlus S&P 500® ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	22.89%	Record
LPL Financial Corp. 9785 Towne Centre Drive San Diego, CA 92121	N/A	N/A	18.46%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	15.79%	Record
Merrill Lynch, Pierce Fenner, Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	N/A	N/A	13.57%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	9.03%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	N/A	N/A	6.99%	Record
PortfolioPlus S&P® Small Cap ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121	LPL Financial Holdings Inc	DE	44.03%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	Bank of America Corporation	DE	25.15%	Record
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	16.33%	Record
PortfolioPlus S&P® Mid Cap ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	Bank of America Corporation	DE	68.96%	Record
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	7.07%	Record
ABN AMRO Clearing 175 W Jackson Blvd Suite 400 Chicago, IL 60605	N/A	N/A	6.30%	Record
Interactive Brokers 8 Greenwich Office Park 2nd Floor Greenwich, CT 06831	N/A	N/A	5.14%	Record
PortfolioPlus Emerging Markets ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	Bank of America Corporation	DE	45.76%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	18.25%	Record
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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
ABN AMRO Clearing 175 W Jackson Blvd Suite 400 Chicago, IL 60605	N/A	N/A	12.04%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	10.98%	Record
PortfolioPlus Developed Markets ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	Bank of America Corporation	DE	72.23%	Record
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	N/A	N/A	8.88%	Record
Vanguard Marketing Corp 100 Vanguard Boulevard Malvern, PA 19355	N/A	N/A	6.04%	Record
In addition, as of February 1, 2020, the Trustees and Officers as a group owned less than 1% of the outstanding shares of each Fund.
Investment Adviser
Direxion, 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019, provides investment advice to the Funds. Direxion was organized as a Delaware limited liability company in October 2017 and is a wholly-owned subsidiary of Rafferty Asset Management, LLC ("Rafferty"). Michael Rafferty and Kathleen Rafferty Hay control Rafferty through their ownership in Rafferty Holdings, LLC and Daniel D. O’Neill controls Rafferty through his ownership in Minakian Partners, LLC.
Under an Investment Advisory Agreement (“Advisory Agreement”) between Direxion and the Trust, on behalf of each Fund dated November 21, 2017, and beginning February 15, 2018, Direxion provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Direxion bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Direxion. The Trust bears all other expenses that are not assumed by Direxion as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.
The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Direxion for each Fund in compliance with the 1940 Act. After an initial approval period of two years, the Advisory Agreement is renewable with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable upon a 60-day written notice either by the Trust or Direxion.
Under the Advisory Agreement, each Fund pays Direxion 0.45% at an annualized rate based on a percentage of each Fund's average daily net assets.
Direxion has contractually agreed to waive 0.15% of its Management Fee for the PortfolioPlus S&P 500® ETF, PortfolioPlus S&P® Small Cap ETF, PortfolioPlus S&P® Mid Cap ETF, PortfolioPlus Real Estate ETF, and the PortfolioPlus 20+ Year Treasury ETF and 0.05% of its Management Fees for the PortfolioPlus Emerging Markets ETF and the PortfolioPlus Developed Markets ETF through September 1, 2021. There is no guarantee that the management fee waiver will continue after September 1, 2021. This contractual fee waiver may be terminated at any time by the Board of Trustees.
In addition, in prior years, Direxion voluntarily waived its investment advisory fee and/or reimbursed certain expenses of the Funds. This expense limitation excluded acquired fund fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.
Effective June 28, 2019, Direxion has entered into an Operating Services Agreement with the Funds. Under this Operating Services Agreement, Direxion, in exchange for an Operating Services Fee rate paid to Direxion by each Fund, has contractually
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agreed to pay all Fund expenses as long as it is the advisor to the Funds, other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses such as indemnification and litigation or other expenses outside the typical day-to-day operations of the Funds. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
Prior to June 28, 2019, Direxion was party to an Operating Expense Limitation Agreement with the Funds. Under this Operating Expense Limitation Agreement, Direxion contractually agreed to waive all or a portion of its management fee and/or to reimburse each Fund for Other Expenses incurred during the period in which the Operating Expense Limitation Agreement was in effect (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) to the extent that each Fund’s Total Annual Fund Operating Expenses exceed a specified amount. Any expense waiver or reimbursement was subject to recoupment by the Adviser within the following three years only if a Fund’s Total Annual Fund Operating Expenses fell below the lesser of the applicable percentage limitation and any percentage limitation in place at the time of the waiver.
The tables below show the advisory fees and operating services fees incurred by each of the Funds, the total amount of fees waived and/or reimbursed by Direxion prior to June 28, 2019, and the total amount of fees paid to Direxion by each of the Funds for the fiscal years ended October 31.
PortfolioPlus S&P 500® ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$188,094	$216,537	$1,647	$(26,796)
Year Ended October 31, 2018(1)	$353,760	$500,335	$-	$(146,575)
Year Ended October 31, 2017	$59,543	$ 78,563	$-	$(19,020)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $2,355.
PortfolioPlus S&P® Small Cap ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$31,434	$47,614	$1,207	$(14,973)
Year Ended October 31, 2018(1)	$35,286	$80,024	$-	$(44,738)
Year Ended October 31, 2017	$28,876	$79,007	$-	$(50,131)
(1)	For the fiscal year ended October 31, 2018, the Adviser recouped previously waived expenses in the amount of $1,916.

PortfolioPlus S&P® Mid Cap ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$46,183	$ 74,239	$467	$(27,589)
February 15, 2018(1) - October 31, 2018	$83,791	$134,940	$-	$(51,149)
(1)	Commencement of Operations

PortfolioPlus Emerging Markets ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$40,330	$ 61,249	$267	$(20,652)
February 15, 2018(1) - October 31, 2018	$69,027	$113,576	$-	$(44,549)
(1)	Commencement of Operations

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PortfolioPlus Developed Markets ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
Year Ended October 31, 2019	$41,145	$ 63,681	$261	$(22,275)
February 15, 2018(1) - October 31, 2018	$77,384	$124,542	$-	$(47,158)
(1)	Commencement of Operations
Pursuant to the Management Services Agreement, Direxion performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust’s contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers as requested or as deemed necessary; and other services that are described in the Management Services Agreement. For these services, the Trust pays to Direxion a fee at the annual rate of 0.026% on the first $10 billion of the aggregate average daily net assets of the Funds in the Trust and 0.024% on the aggregate net assets above $10 billion. This Management Services Agreement was paid by the Funds prior to June 28, 2019. The Operating Services Agreement described above now covers all such expenses.
The tables below show the Management Services Fees paid by each operational Fund prior to June 28, 2019:
PortfolioPlus S&P 500® ETF	Management Fees Paid
November 1, 2018 - June 28, 2019	$8,605
Year Ended October 31, 2018	$20,010
Year Ended October 31, 2017	$2,894

PortfolioPlus S&P® Small Cap ETF	Management Fees Paid
November 1, 2018 - June 28, 2019	$1,171
Year Ended October 31, 2018	$1,995
Year Ended October 31, 2017	$1,351

PortfolioPlus S&P® Mid Cap ETF	Management Fees Paid
November 1, 2018 - June 28, 2019	$2,481
February 15, 2018* - October 31, 2018	$4,738
*	Commencement of Operations

PortfolioPlus Emerging Markets ETF	Management Fees Paid
November 1, 2018 - June 28, 2019	$2,161
February 15, 2018* - October 31, 2018	$3,903
*	Commencement of Operations

PortfolioPlus Developed Markets ETF	Management Fees Paid
November 1, 2018 - June 28, 2019	$2,211
February 15, 2018* - October 31, 2018	$4,375
*	Commencement of Operations
Direxion shall not be liable to the Trust or any Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Direxion and the Funds' distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.
Portfolio Managers
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds. An investment trading team of Direxion employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions
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for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
In addition to the Funds, Mr. Brigandi and Mr. Ng manage the following other accounts as of October 31, 2019:
Accounts	Total Number of Accounts	Total Assets (In Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	99	$13.6	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
Direxion manages no other accounts with investment objectives similar to those of the Funds. In addition, two or more funds advised by Direxion may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions. Generally, due to the nature of the various Funds advised by Direxion, if a Fund with a leveraged investment objective increases in value, the performance of a Fund with an inverse or an inverse leveraged investment objective will decrease in value and vice versa. Direxion ordinarily executes transactions for a Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.
Direxion has not identified any additional material conflicts between a Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Direxion’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.
The investment team’s compensation is paid by Direxion. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Direxion, the investment team may participate in the firm’s 401(k) retirement plan where Direxion may make matching contributions up to a defined percentage of their salary.
Mr. Brigandi and Mr. Ng did not own any shares of the Funds as of October 31, 2019.
Proxy Voting Policies and Procedures
The Board has adopted policies and procedures with respect to voting proxies (the “Proxy Policy”) related to portfolio securities of the Funds. Pursuant to these policies and procedures the Board of the Trust has delegated responsibility for voting such proxies to the Adviser, subject to the Board’s continuing oversight.
The Proxy Policy is intended to protect shareholder interests and comply with applicable state and federal corporate and securities laws. It applies to any voting rights with respect to securities held in accounts of the Funds. To assist the Adviser in its responsibility for voting proxies and administering the overall proxy voting process, the Adviser has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P.; a leading U.S. middle market private equity firm. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues monthly reports which are reviewed by the Adviser to assure proxies are being voted properly. The Adviser and ISS also perform checks on a quarterly basis to match the voting activity with available shareholder meeting information. ISS’ management meets on a regular basis to discuss its approach to new developments and amendments to existing proxy voting guidelines (the “Guidelines”). Information on such developments and amendments are then provided to the Adviser.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests and rights. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues and factors considered when resolving proxy issues in the Guidelines include, but are not limited to:
•	Election of Directors – considering all factors such as director qualifications, term of office and age limits.
•	Proxy Contests – considering factors such as voting nominees in contested elections and reimbursement of expenses.
•	Election of Auditors – considering factors such as independence and reputation of the auditing firm.
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•	Proxy Contest Defenses – considering factors such as board structure and cumulative voting.
•	Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.
•	Capital Structure – considering factors such as common stock authorization and stock distributions.
•	Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.
•	State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.
•	Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.
•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.
•	Social and Corporate Responsibility Issues – considering factors such as social, environmental, and labor issues.
A full description of the Guidelines and voting policy is maintain by the Adviser, and a complete copy of the Guidelines is available without charge, upon request by calling the Adviser at (866) 476-7523.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Funds' shareholders and the Adviser, the Distributor or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly-traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Adviser to monitor potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines.
Proxy Voting Recordkeeping
The Adviser, with the assistance of ISS, maintains for a period of at least five years, a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Funds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Adviser at (866) 476-7523 or on the SEC’s website at http://www.sec.gov.
Fund Administrator, Fund Accounting Agent, Transfer Agent and Custodian
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds' administrator. The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, serves as the Funds' transfer agent, and custodian. Direxion also performs certain administrative services for the Funds.
Pursuant to a Fund Administration Servicing Agreement between the Trust and USBFS, USBFS provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays USBFS a fee based on the Trust’s total average daily net assets. USBFS also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust to USBFS pursuant to the Fund Administration Servicing Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Administrator
Year Ended October 31, 2019*	$2,019,812
Year Ended October 31, 2018	$2,046,515
Year Ended October 31, 2017	$2,402,024
Pursuant to a Fund Accounting Agreement between the Trust and BNYM, BNYM provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these accounting services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual per fund fee, subject to certain negotiated fee waivers. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses. The amount of fees paid by the Trust pursuant to the Fund Accounting Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Fund Accounting Agent
Year Ended October 31, 2019*	$1,847,466
Year Ended October 31, 2018	$1,876,840
Year Ended October 31, 2017	$1,629,992
Pursuant to a Custody Agreement, BNYM serves as the custodian of a Fund’s assets. The custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets and certain settlement charges. The custodian also is entitled to certain out-of-pocket
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expenses. The amount of fees paid by the Trust pursuant to the Custody Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Custodian
Year Ended October 31, 2019*	$1,096,678
Year Ended October 31, 2018	$1,132,612
Year Ended October 31, 2017	$1,016,661
Pursuant to a Transfer Agency and Service Agreement between the Trust and BNYM, BNYM provides the Trust with transfer agency services, which includes Creation and Redemption Unit order processing. As compensation for these transfer agency services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual complex fee. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above. The amount of fees paid by the Trust pursuant to the Transfer Agency and Service Agreement for the fiscal years indicated is set forth in the table below.
Fees paid to the Transfer Agent
Year Ended October 31, 2019*	$1,287,942
Year Ended October 31, 2018	$1,171,567
Year Ended October 31, 2017	$1,116,750
*Effective June 28, 2019, certain of the Funds in the Trust became party to an Operating Services Agreement and as a result, the Adviser assumed responsibility for paying those Funds’ portion of the fees due to USBFS and BNYM from the Trust.
Securities Lending
Effective August 25, 2017, each Fund has entered into a Securities Lending Authorization Agreement with BNYM (the “Securities Lending Agreement”) whereby BNYM will be the Lending Agent for each Fund. Each Fund retains a portion of the securities lending income and remits the remaining portion to BNYM as compensation for its services as securities lending agent. Securities lending income is generally equal to the net income earned from the reinvestment of cash collateral after payment of cash collateral fees, and any fees or other payments from borrowers of securities.
BNYM acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. BNYM determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNYM ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to a Fund’s relevant account on the date such amounts are delivered by the borrower to BNYM. BNYM receives and holds, on a Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNYM marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 102% of the market value of the loaned securities. At the termination of the loan, BNYM returns the collateral to the borrower upon the return of the loaned securities to BNYM. BNYM invests cash collateral in accordance with the Securities Lending Agreement. BNYM maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to a Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. Each Fund shall receive the net securities lending revenue based on the securities lent from its holdings. A Fund may also pay custodial fees and other expenses associated with a loan.
As of October 31, 2019, the dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each operational Fund were as follows:
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Fees and/or Compensation for Securities Lending Activities and Related Services
Fund Name	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from the Revenue Split	Fees Paid for any Cash Collateral Manage- ment Service (Including Fees Deducted from a Pooled Cash Collateral Reinvest- ment Vehicle) that are not Included in the Revenue Split	Admin- istrative Fees not Included in the Revenue Split	Indem- nification Fees not Included in the Revenue Split	Borrower Rebates	Other Fees not Included in the Revenue Split (specify)	Aggregate Fees/ Comp- ensation for Securities Lending Activities	Net Income from Securities Lending Activities
PortfolioPlus S&P 500® ETF	$-	$-	$-	$-	$-	$-	$-	$-	$-
PortfolioPlus S&P® Small Cap ETF	$748	$44	$-	$-	$-	$597	$-	$641	$107
PortfolioPlus S&P® Mid Cap ETF	$-	$-	$-	$-	$-	$-	$-	$-	$-
PortfolioPlus Emerging Markets ETF	$101,193	$30,238	$-	$-	$-	$-	$-	$30,238	$70,955
PortfolioPlus Developed Markets ETF	$2,606	$120	$-	$-	$-	$2,184	$-	$2,304	$302
Distributor
Foreside Fund Services, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Funds for sale through the Distributor in Creation Units, as described below. The Distributor will not sell or redeem Shares in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays the Distributor for distribution-related services. For the fiscal year ended October 31, 2019, the Distributor received $1,092,816 as compensation from Direxion for distribution services provided to the Trust, including the distribution services provided for the Funds. For the fiscal year ended October 31, 2019, Foreside did not receive any underwriting commission or discounts, compensation on redemptions and repurchases, or brokerage commissions from the Funds.
The Adviser may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including each Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The Adviser had arrangements to make payments based on an annual fee for its services, as well as based on the average daily assets held by Schwab customers in certain funds managed by the Adviser, for services other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote select funds managed by the Adviser, to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of those funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser from its own resources and not from the assets of funds managed by the Adviser. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by each Fund, other ETFs advised by the Adviser or other exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other funds managed by the Adviser.
Distribution Plan
Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds' principal underwriter, and Direxion may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement.
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Pursuant to the Rule 12b-1 Plan, each Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Funds.
The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Funds. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made.
The Rule 12b-1 Plan permits payments to be made by each Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Rule 12b-1 Plan authorizes payments by each Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”), 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, is the independent registered public accounting firm for the Trust. The Financial Statements of the Funds for the fiscal year ended October 31, 2019 (that had commenced operations by that date) audited by EY have been included in reliance on their report given on their authority as experts in accounting and auditing.
Legal Counsel
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.
Determination of Net Asset Value
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated. The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but a Fund is not open for business.
A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price or settlement price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.
For purposes of determining NAV per share of a Fund, options and futures contracts are valued based on market quotations or the last sales or settlement price of the exchange on which an asset trades. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued. A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day a share price is calculated.
For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted
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by the Board. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).
OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.
Dividend income and other distributions are recorded on the ex-distribution date.
Illiquid securities, securities for which reliable quotations or pricing services are not readily available, all other assets not valued in accordance with the foregoing principles or for which pricing information is deemed unreliable, or to the Adviser’s knowledge, does not reflect a significant event occurring in the market, the security or asset will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Direxion or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.
Additional Information Concerning Shares
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on April 23, 2008, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series of class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Trust Instrument confers upon the Broad of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of a Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Trust Instrument disclaims liability of the shareholders of the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification from the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks,
56

brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
Purchases and Redemptions
The Trust issues and redeems Shares of each Fund only in aggregations of Creation Units. The number of Shares of a Fund that constitute a Creation Unit for each Fund and the value of such Creation Unit as of each Fund’s inception were 50,000 and $2,000,000, respectively.
See “Purchase and Issuance of Creation Units” and “Redemption of Creation Units” below for more information about transacting in the Shares. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of each Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event
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that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board for any other reason.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined above), of an order in proper form.
Creation Units of Shares may be purchased only by or through an Authorized Participant by depositing a basket of securities and/or cash with a Fund. The consideration for purchase of a Creation Unit of Shares of a Fund consists of either cash or the Deposit Securities (defined below) that may be a representative sample of the securities in a Fund's underlying index, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposits”). The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities and the NAV of the Creation Unit(s) being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. BNYM or Direxion makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each security (“Deposit Securities”) to be included in a current Creation Unit purchase (based on information at the end of the previous Business Day) for a Fund. The identity and number of shares of the Deposit Securities required for a Creation Unit will change from time to time. Each Fund reserves the right to permit or require the substitution of an amount of cash –i.e., a “cash in lieu” amount – to be added to the Balancing Amount to replace any Deposit Security that may not be available in sufficient quantity for delivery, eligible for transfer through the clearing process (discussed below) or the Federal Reserve System or eligible for trading by an Authorized Participant or the investor for which it is acting. For such custom orders, “cash in lieu” may be added to the Balancing Amount. You must also pay a Transaction Fee, as described in the Prospectus, in cash.
The identity and number of shares of the Deposit Securities required for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by Direxion with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index or may be a representative sample of the securities in a Fund's underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to Direxion on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by a Fund, or resulting from stock splits and other corporate actions. In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Creation Unit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of a Fund, will be made available.
An Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described in the Prospectus. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Enhanced Clearing Process,” or (ii) outside the Enhanced Clearing Process, being referred to herein as the “Manual Clearing Process”.
A purchase order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Purchases through the Enhanced Clearing Process
To purchase or redeem through the Enhanced Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Enhanced Clearing Process, in the Authorized Participant Agreement, the Participant authorizes the transfer agent to transmit to the NSCC, on behalf
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of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the Portfolio Deposit and such additional information as may be required by the transfer agent or the Distributor.
Purchases through the Manual Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Enhanced Clearing Process must state that it is not using the Enhanced Clearing Process and that the purchase instead will be effected through a transfer of securities and cash either through the Federal Reserve System (for cash and U.S. government securities) or directly through DTC. Purchases (and redemptions) of Creation Units of a Fund settled outside the Enhanced Clearing Process will be subject to a higher Transaction Fee than those settled through the Enhanced Clearing Process. Purchase orders effected outside the Enhanced Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Enhanced Clearing Process. Those persons placing orders outside the Enhanced Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve System (for cash and U.S. government securities) by contacting the operations department of the broker or depository institution effectuating such transfer of the Portfolio Deposit.
Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a greater value than the NAV of the Shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than two Business Days following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. A list of local holidays in the foreign countries or markets relevant to the international funds is set forth under “Regular Foreign Holidays” below.
Rejection of Purchase Orders
The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of each Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of each Fund; (b) the Deposit Securities delivered are not as specified by Direxion and Direxion has not consented to acceptance of an in-kind deposit that varies from the designated Deposit Securities; (c) acceptance of the purchase transaction order would have certain adverse tax consequences to a Fund; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase transaction order would otherwise, in the discretion of the Trust or Direxion, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a “Cash Purchase Amount”, or the value of the Balancing Amount to accompany an in-kind deposit exceed a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian by 4:00 p.m. Eastern Time on the Transmittal Date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and Direxion make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Generally, Creation Units of Shares are redeemed by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose
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behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described above. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, redemption orders placed through an Authorized Participant may result in additional charges to such investor.
In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
The redemption proceeds for a Creation Unit consist of either cash or Redemption Securities on any Business Day, plus the Balancing Amount. BNYM or Direxion makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each security (“Redemption Securities”) to be included in a current Creation Unit redemption (based on information at the end of the previous Business Day) for a Fund. The identity and number of shares of the Redemption Securities required for a Creation Unit redemption will change from time to time. For such custom orders, “cash in lieu” may be added to the Balancing Amount. You must also pay a Transaction Fee, described in the Prospectus, in cash. The redemption Transaction Fee is deducted from such redemption proceeds. The Redemption Securities may, at times, not be identical to Deposit Securities which are applicable to a purchase of Creation Units. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of a Fund securities but does not differ in NAV.
A Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund securities but does not differ in NAV.
The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
An Authorized Participant may place an order to redeem Creation Units (i) through the Enhanced Clearing Process as such processes have been enhanced to effect redemptions of Creation Units, or (ii) through the Manual Clearing Process.
Placement of Redemption Orders Using Enhanced Clearing Process
Orders to redeem Creation Units of each Fund through the Enhanced Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
Placement of Redemption Orders outside the Enhanced Clearing Process
Orders to redeem Creation Units of each Fund outside the Enhanced Clearing Process must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Enhanced Clearing Process need not be an Authorized Participant, but such orders must state that the DTC Participant is not using the Enhanced Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC or the Federal Reserve System (for cash and U.S. government securities). A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of a Fund specified in such order, which delivery must be made through DTC or the Federal Reserve System to the custodian by the second Business Day following such Transmittal Date (“DTC Cut-Off Time”); and (iii) all other procedures set forth in the Authorized Participant Agreement must be properly followed.
After the transfer agent has deemed an order for redemption of a Fund’s shares outside the Enhanced Clearing Process received, the transfer agent will initiate procedures to transfer the requisite Redemption Securities, which are expected to be delivered within two Business Days, and the Balancing Amount minus the Transaction Fee. In addition, for redemptions honored in cash, the redeeming party will receive the “Cash Redemption Amount” by the second Business Day following
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the Transmittal Date on which such redemption order is deemed received by the transfer agent. Due to the schedule of holidays in certain countries, however, the receipt of the Cash Redemption Amount may take longer than two Business Days following the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries or markets relevant to the international funds.
Continuous Offering
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.
Frequent Purchases and Redemptions
The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, each Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses.
Transaction Fees
Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee based upon the value of each Creation Unit also is applicable to each redemption transaction. The Transaction Fee applicable to the redemption of Creation Units will not exceed 2% of the value of the redemption proceeds.
Purchasers of Creation Units of a Fund for cash may be required to pay an additional charge to compensate the Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser may be assessed an additional charge for cash purchases.
Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit
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Securities to the account of the Trust. Investors will also bear the costs of transferring securities from a Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. In addition, Direxion may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.
Transaction fees are imposed as described below.
Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Purchases and Redemptions*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
PortfolioPlus S&P 500® ETF	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
PortfolioPlus S&P® Small Cap ETF	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
PortfolioPlus S&P® Mid Cap ETF	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
PortfolioPlus Real Estate ETF	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
PortfolioPlus Emerging Markets ETF	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
PortfolioPlus Developed Markets ETF	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
PortfolioPlus 20+ Year Treasury ETF	$250	Up to 300% of NSCC Amount	$250	Up to 2.00%
*	As a percentage of the amount invested.
Regular Foreign Holidays
Each Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). A Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the international funds, in certain circumstances. The applicable holidays for certain foreign markets are listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.
The dates from January 1, 2020 to December 31, 2020 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:
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Australia	Austria	Belgium	Brazil	Canada	Chile	China
January 1 January 27 April 10 April 13 June 8 December 24 December 25 December 28 December 31	January 1 January 6 April 10 April 13 May 1 May 21 June 1 June 11 October 26 December 8 December 24 December 25 December 31	January 1 April 10 April 13 May 1 May 21 May 22 June 1 July 21 November 11 December 25	January 1 February 24 February 25 February 26 April 10 April 21 May 1 June 11 July 9 September 7 October 12 November 2 November 20 December 25	January 1 January 2 February 17 April 10 May 18 July 1 August 3 September 7 October 12 November 11 December 25 December 28	January 1 April 10 May 1 May 21 June 29 July 16 September 18 October 12 December 8 December 25	January 1
January 20
January 24
January 27
January 28
January 29
January 30
February 17
April 6
April 10
April 13
April 30
May 1
May 4
May 5
May 25
June 25
June 26
July 1
July 3
September 7
October 1
October 2
October 5
October 6
October 7
October 8
October 12
October 26
November 11
November 26
December 25

Colombia	Czech Republic	Denmark	Egypt	Finland	France	Germany
January 1 January 6 March 23 April 9 April 10 May 1 June 15 June 22 June 29 July 20 August 7 August 17 October 12 November 2 November 16 December 8 December 24 December 25	January 1 April 10 April 13 May 1 May 8 July 6 September 28 October 28 November 17 December 24 December 25	January 1 April 9 April 10 April 13 May 1 May 8 May 21 May 22 June 1 June 5 December 24 December 25 December 31	January 1 January 7 April 19 April 20 May 24 May 25 July 30 July 23 August 2 August 19 October 6 October 28	January 1 January 6 April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31	January 1 April 10 April 13 May 1 May 8 May 21 June 1 July 14 November 11 December 25	January 1 April 10 April 13 May 1 June 1 December 24 December 25 December 31

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Greece	Hong Kong	Hungary	India	Indonesia	Ireland	Israel
January 1 January 6 March 2 March 25 April 10 April 13 April 17 April 20 May 1 June 8 October 28 December 24 December 25	January 1
January 19
January 24
January 27
January 28
January 29
January 30
February 1
April 6
April 9
April 10
April 13
April 26
April 29
April 30
May 1
May 4
May 5
May 9
June 25
June 26
June 28
June 30
July 1
September 27
October 1
October 2
October 5
October 6
October 7
October 8
October 10
October 23
October 26
December 24
December 25
	December 31	January 1 April 10 April 13 May 1 June 1 August 20 August 21 August 29 October 23 December 12 December 24 December 25 December 31	February 19 February 21 March 10 March 25 April 1 April 2 April 6 April 10 April 14 May 1 May 7 May 25 October 2 October 30 November 14 November 16 November 30 December 25	January 1 March 25 April 10 May 1 May 7 May 21 May 22 May 25 May 26 May 27 June 1 July 31 August 17 August 20 October 29 December 24 December 25 December 31	January 1 January 20 February 17 April 10 April 13 May 1 May 8 May 25 July 3 July 4 August 31 October 12 November 11 November 26 December 24 December 25 December 28 December 31	March 10 April 8 April 9 April 12 April 13 April 14 April 15 April 28 April 29 May 29 July 30 September 20 September 27 September 28 October 4 October 5 October 6 October 7 October 8

Italy	Japan	Malaysia	Mexico	Morocco	Netherlands	New Zealand
January 1 April 10 April 13 May 1 December 24 December 25 December 31	January 1 January 2 January 3 January 13 February 11 February 24 March 20 April 29 May 4 May 5 May 6 July 23 July 24 August 10 September 21 September 22 November 3 November 23 December 31	January 1 January 24 January 27 May 1 May 7 May 11 May 25 May 26 July 31 August 20 August 31 September 16 October 29 December 25	January 1 February 3 March 16 April 9 April 10 May 1 September 16 November 2 November 16 December 25	January 1 May 1 May 25 May 26 July 30 July 31 August 14 August 20 August 21 October 30 November 6 November 18	January 1 April 10 April 13 April 27 May 1 May 5 May 21 June 1 December 25	January 1 January 2 January 20 January 27 February 6 April 10 April 13 April 27 June 1 October 26 December 25 December 28

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Norway	Peru	Philippines	Poland	Portugal	Russia	Singapore
January 1 April 8 April 9 April 10 April 13 May 1 May 21 June 1 December 24 December 25 December 31	January 1 April 9 April 10 May 1 June 29 July 28 October 8 December 25	January 1 February 25 April 9 April 10 May 1 June 12 August 21 August 31 November 2 November 30 December 8 December 24 December 25 December 30 December 31	January 1 January 6 April 10 April 13 May 1 June 11 November 11 December 24 December 25 December 31	January 1 April 10 April 13 May 1 June 10 June 11 October 5 December 1 December 8 December 25	January 1 January 2 January 3 January 6 January 7 January 8 February 24 March 9 May 1 May 4 May 5 May 11 June 12 November 4	January 1 January 27 April 10 May 1 May 7 May 25 July 31 August 10 December 25

South Africa	South Korea	Spain	Sweden	Switzerland	Taiwan	Thailand
January 1 April 10 April 13 April 27 May 1 June 16 August 10 September 24 December 16 December 25	January 1 January 24 January 27 April 15 April 30 May 1 May 5 September 31 October 1 October 2 October 9 December 25 December 31	January 1 January 6 March 19 April 9 April 10 April 13 May 1 October 12 November 2 December 7 December 8 December 25	January 1 January 6 April 9 April 10 April 13 April 30 May 1 May 20 May 21 June 19 October 30 December 24 December 25 December 31	January 1 January 2 April 10 April 13 April 20 May 1 May 21 June 1 September 14 December 24 December 25 December 31	January 1 January 21 January 22 January 23 January 24 January 27 January 28 January 29 February 28 April 2 April 3 May 1 June 25 June 26 October 1 October 2 October 9	January 1 February 10 April 6 April 13 April 14 April 15 May 1 May 4 May 6 June 3 July 6 July 28 August 12 October 13 October 23 December 7 December 10 December 31

Turkey	United Kingdom
January 1 April 23 May 1 May 19 May 25 May 26 July 15 July 30 July 31 August 3 October 28 October 29	January 1 January 20 February 17 April 10 April 13 May 1 May 8 May 25 July 3 August 31 October 12 November 11 November 26 December 24 December 25 December 28 December 31
Redemption
The longest redemption cycle for a Fund is a function of the redemption cycles of the countries whose stocks are held by the Fund.
Dividends, Other Distributions and Taxes
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. Federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. While there are minor changes to the RIC rules, the Tax Act makes changes to the tax rules affecting shareholders
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and each Fund, including various investments that each Fund may make. Potential investors are urged to consult their own tax advisors for more detailed information.
Dividends and other Distributions
As stated in the Prospectus, each Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discount, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share. Each Fund also distributes the excess of its net short-term capital gain over net long-term capital loss (“short-term gain”), if any, annually but may make more frequent distributions thereof if necessary to avoid federal income or excise taxes. Each Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this distribution policy, or postpone the payment of distributions, if a Fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.
Investors should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).
Taxes
Regulated Investment Company Status. Each Fund is treated as a separate entity for federal tax purposes and intends to continue to qualify for treatment as a RIC. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.
To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income (“Distribution Requirement”) and 90% of its net exempt interest income and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying Income”): (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.
Although each Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation a Fund uses, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more funds.
If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 21%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”)) if certain holding period and other requirements are met) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”) provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.
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Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.
Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates applicable to QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.
Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to
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increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrecognized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the option. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures, or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may elect to accrue and include in income each taxable year a portion of the bonds’ market discount. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Income from REITs. A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
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The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “who are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from a REIT the excess inclusion income of which exceeded 3% of the REIT’s dividends. A Fund will not invest directly in REMIC residual interests, and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
Each Fund may invest in REITs. REIT dividends and capital gain distributions are generally effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) qualified REIT dividends and (2) qualified publicly traded partnership income. Recently issued proposed regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of qualified publicly traded partnership income, but that pass-through is not currently available. As a result, an investor who investors directly in qualified publicly traded partnerships will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund that invests in qualified publicly traded partnerships currently will not.
Taxation of Shareholders.
Basis Election and Reporting. A shareholder’s basis in Shares of a Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to decide the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Foreign Account Tax Compliance Act (“FATCA”). As mentioned in the Prospectus, under FATCA “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. That withholding tax generally can be avoided, however, as discussed below.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.
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Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
* * * * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.
Capital Loss Carryforwards. As of October 31, 2019, the operational Funds had capital loss carryforwards available to offset future capital gains in the respective amounts, through the year indicated below:
	Utilized in Current Year	Unlimited Short- Term	Unlimited Long-Term
Funds
PortfolioPlus S&P 500® ETF	$—	$ —	$—
PortfolioPlus S&P® Small Cap ETF	$—	$ 44,543	$7,288
PortfolioPlus S&P® Mid Cap ETF	$—	$ 425,672	$91,161
PortfolioPlus Emerging Markets ETF	$—	$1,172,528	$2,428,240
PortfolioPlus Developed Markets ETF	$—	$1,235,673	$1,703,604
For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of capital losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Thereafter, capital losses carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. A Fund must use losses that do not expire before it uses losses that do expire and a Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and as noted above, would not be distributed as such to shareholders.
Financial Statements
The Funds' financial statements for the fiscal year ended October 31, 2019, are incorporated herein by reference from the Funds' Annual Report to Shareholders dated October 31, 2019.
To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the contact information listed below:
Write to:	Direxion Shares ETF Trust 1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
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APPENDIX A
Description of Corporate Bond Ratings
Moody’s Investors Service and S&P Global Ratings are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.
Moody’s Investors Service – Global Long-Term Ratings
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non- standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service – National Scale Long-Term Ratings
Moody’ s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.
A-1

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.
S&P Global Ratings – Long-Term Issue Credit Ratings*
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:
•	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
A-2

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. NR indicates that a rating has not been assigned or is no longer assigned.
Moody’s Investors Service – Municipal Short Term Debt and Demand Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings – Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings analysis will review the following considerations:
•	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
A-3

D: 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s Investors Service – Global Short Term Rating Scale
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings –Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
A-4

Direxion Shares ETF Trust
Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
Direxion Russell 1000® Value Over Growth ETF (RWVG)
Direxion Russell 1000® Growth Over Value ETF (RWGV)
Direxion Russell Large Over Small Cap ETF (RWLS)
Direxion Russell Small Over Large Cap ETF (RWSL)
Direxion MSCI USA Cyclicals Over Defensives ETF (RWCD)
Direxion MSCI USA Defensives Over Cyclicals ETF (RWDC)
Direxion MSCI Emerging Over Developed Markets ETF (RWED)
Direxion MSCI Developed Over Emerging Markets ETF (RWDE)
Direxion FTSE Russell US Over International ETF (RWUI)
Direxion FTSE Russell International Over US ETF (RWIU)
February 28, 2020
The shares offered in this prospectus (each a “Fund” and collectively the “Funds”) are listed and traded on the NYSE Arca, Inc.
There is no assurance that a Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future annual and semi-annual shareholder reports in paper free of charge. To elect to continue to receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section
Direxion Russell 1000® Value Over Growth ETF
Investment Objective
The Direxion Russell 1000® Value Over Growth ETF (the “Fund”) seeks investment results, before fees and expenses, that track the Russell 1000® Value/Growth 150/50 Net Spread Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(1)	0.05%
Acquired Fund Fees and Expenses(2)	0.19%
Total Annual Fund Operating Expenses	0.64%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(2)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 0% of the average value of its portfolio for the fiscal period from the Fund’s inception on January 16, 2019 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Value Index (the “Long Component”) and 50% short exposure to the Russell 1000® Growth Index (the “Short Component”). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a value over growth investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities that comprise the Long Component of the Index or shares of exchange-traded funds (“ETFs”) that track the Long Component of the Index. Additionally, the Fund will invest in derivatives, such as swap agreements or futures contracts that provide long and short exposure to Index securities and/or ETFs that track the Long or Short Component of the Index.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund intends to use derivatives to obtain up to 70% of the Fund’s exposure to the Long Component of the Index and to use derivatives to obtain all of the Fund’s exposure to the Short Component of the Index. This will result in the Fund having both long and short derivatives positions.
The Russell 1000® Value Index measures the performance of the mid-capitalization and large-capitalization value segment of the U.S. equity universe. It is a subset of the Russell 1000® Index and includes those companies within the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2019, the components of the Russell 1000® Value Index had an average market capitalization of $25.5 billion, a median market capitalization of $9.8 billion and were concentrated in the financial services sector. The Russell 1000® Value Index is rebalanced and reconstituted annually.
The Russell 1000® Growth Index measures the performance of the mid-capitalization and large-capitalization growth segment of the U.S. equity universe. It is a subset of the Russell 1000® Index and includes those companies within

1	Direxion Shares ETF Trust Prospectus

the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2019, the Russell 1000® Growth Index had an average market capitalization of $41.8 billion, a median market capitalization of $13.9 billion and was concentrated in the technology, consumer discretionary, and healthcare sectors. The Russell 1000® Growth Index is rebalanced and reconstituted annually.
The securities in the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, at times, may also invest in, or short, the Index securities, a representative sample of the Index securities that has aggregate characteristics similar to those of the Index or a portion of the Index, or an ETF that tracks a portion of the Index or a substantially similar index. Additionally, the Fund may utilize derivatives, such as swaps or futures on the Index, or on an index that is substantially similar to the Long or Short Component of the Index. The Fund is expected to hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements as collateral for the derivative positions.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in or shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Shorting Risk - In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which will expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure
Direxion Shares ETF Trust Prospectus	2

through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional creation units may be adversely affected.
Long/Short Risk - The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. In a rising market, if the Fund’s long positions appreciate more rapidly than its short positions, the Fund would generate a positive return. If the opposite occurred, the Fund would generate a negative return. During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions. In addition, the Fund will have enhanced exposure to the securities of the Index’s Long Component (i.e., investment exposure that exceeds the amount of Fund net assets, a form of leverage) and may, under certain circumstances, lose more money in market environments that are adverse to its long positions than funds that do not employ such enhanced exposure. As a result, these investments may have losses that exceed the amount invested by the Fund in the Long Component.
Value Investing Risk - Investments in value stocks present the risk that a stock may decline in value or never reach the value the adviser believes is its full market value. In addition, the Fund’s value investment style may go out of favor with investors during certain parts of the market cycle, which may negatively affect the Fund’s performance.
Growth Investing Risk - Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be volatile and may also be more expensive, relative to their earnings or assets, compared to value or other stocks.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-through tax treatment. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.
Index Strategy Risk —Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
3	Direxion Shares ETF Trust Prospectus

Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Technology Sector Risk — The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely impact a company’s profitability. A small number of companies represent a large portion of the technology industry. In addition, a rising interest rate environment tends to negatively affect technology companies, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business
Direxion Shares ETF Trust Prospectus	4

operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - The Fund may engage in active and frequent trading, which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Active and frequent trading may be due to Index rebalancing, cash purchases and sales of the Fund’s shares or other portfolio management reasons.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2019	Portfolio Manager
Tony Ng	Since Inception in January 2019	Portfolio Manager
5	Direxion Shares ETF Trust Prospectus

Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	6

Direxion Russell 1000® Growth Over Value ETF
Investment Objective
The Direxion Russell 1000® Growth Over Value ETF (the “Fund”) seeks investment results, before fees and expenses, that track the Russell 1000® Growth/Value 150/50 Net Spread Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(1)	0.05%
Acquired Fund Fees and Expenses(2)	0.18%
Total Annual Fund Operating Expenses	0.63%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(2)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 13% of the average value of its portfolio for the fiscal period from the Fund’s inception on January 16, 2019 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Growth Index (the “Long Component”) and 50% short exposure to the Russell 1000® Value Index (the “Short Component”). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a growth over value investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities that comprise the Long Component of the Index or shares of exchange-traded funds (“ETFs”) that track the Long Component of the Index. Additionally, the Fund will invest in derivatives, such as swap agreements or futures contracts that provide long and short exposure to Index securities and/or ETFs that track the Long or Short Component of the Index.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund intends to use derivatives to obtain up to 70% of the Fund’s exposure to the Long Component of the Index and to use derivatives to obtain all of the Fund’s exposure to the Short Component of the Index. This will result in the Fund having both long and short derivatives positions.
The Russell 1000® Growth Index measures the performance of the mid-capitalization and large-capitalization growth segment of the U.S. equity universe. It is a subset of the Russell 1000® Index and includes those companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2019, the Russell 1000® Growth Index had an average market capitalization of $41.8 billion, a median market capitalization of $13.9 billion and was concentrated in the technology, consumer discretionary, and healthcare sectors. The Russell 1000® Growth Index is rebalanced and reconstituted annually.
The Russell 1000® Value Index measures the performance of the mid-capitalization and large-capitalization value segment of the U.S. equity universe. It is a subset of the Russell 1000® Index and includes those companies within the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2019, the components of the Russell 1000® Value Index had an average market capitalization of $25.5 billion, a median
7	Direxion Shares ETF Trust Prospectus

market capitalization of $9.8 billion and were concentrated in the financial services sector. The Russell 1000® Value Index is rebalanced and reconstituted annually.
The securities in the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, at times, may also invest in, or short, the Index securities, a representative sample of the Index securities that has aggregate characteristics similar to those of the Index or a portion of the Index, or an ETF that tracks a portion of the Index or a substantially similar index. Additionally, the Fund may utilize derivatives, such as swaps or futures on the Index, or on an index that is substantially similar to the Long or Short Component of the Index. The Fund is expected to hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements as collateral for the derivative positions.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in or shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an
ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Shorting Risk - In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which will expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment
Direxion Shares ETF Trust Prospectus	8

objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional creation units may be adversely affected.
Long/Short Risk - The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. In a rising market, if the Fund’s long positions appreciate more rapidly than its short positions, the Fund would generate a positive return. If the opposite occurred, the Fund would generate a negative return. During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions. In addition, the Fund will have enhanced exposure to the securities of the Index’s Long Component (i.e., investment exposure that exceeds the amount of Fund net assets, a form of leverage) and may, under certain circumstances, lose more money in market environments that are adverse to its long positions than funds that do not employ such enhanced exposure. As a result, these investments may have losses that exceed the amount invested by the Fund in the Long Component.
Growth Investing Risk - Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be volatile and may also be more expensive, relative to their earnings or assets, compared to value or other stocks.
Value Investing Risk - Investments in value stocks present the risk that a stock may decline in value or never reach the value the adviser believes is its full market value. In addition, the Fund’s value investment style may go out of favor with investors during certain parts of the market cycle, which may negatively affect the Fund’s performance.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-through tax treatment. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.
Index Strategy Risk —Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets.
9	Direxion Shares ETF Trust Prospectus

Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Technology Sector Risk — The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely impact a company’s profitability. A small number of companies represent a large portion of the technology industry. In addition, a rising interest rate environment tends to negatively affect technology companies, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently
Direxion Shares ETF Trust Prospectus	10

limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - The Fund may engage in active and frequent trading, which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Active and frequent trading may be due to Index rebalancing, cash purchases and sales of the Fund’s shares or other portfolio management reasons.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those
Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2019	Portfolio Manager
Tony Ng	Since Inception in January 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net
11	Direxion Shares ETF Trust Prospectus

asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	12

Direxion Russell Large Over Small Cap ETF
Investment Objective
The Direxion Russell Large Over Small Cap ETF (the “Fund”) seeks investment results, before fees and expenses, that track the Russell 1000®/Russell 2000® 150/50 Net Spread Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(1)	0.05%
Acquired Fund Fees and Expenses(2)	0.14%
Total Annual Fund Operating Expenses	0.59%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(2)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 0% of the average value of its portfolio for the fiscal period from the Fund’s inception on January 16, 2019 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Index (the “Long Component”) and 50% short exposure to the Russell 2000® Index (the “Short Component”). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a large-capitalization over small-capitalization investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities that comprise the Long Component of the Index or shares of exchange-traded funds (“ETFs”) that track the Long Component of the Index. Additionally, the Fund will invest in derivatives, such as swap agreements or futures contracts that provide long and short exposure to Index securities and/or ETFs that track the Long or Short Component of the Index.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund intends to use derivatives to obtain up to 70% of the Fund’s exposure to the Long Component of the Index and to use derivatives to obtain all of the Fund’s exposure to the Short Component of the Index. This will result in the Fund having both long and short derivatives positions.
The Russell 1000® Index measures the performance of approximately 1,000 large-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. As of December 31, 2019, the Russell 1000® Index consisted of 997 holdings, which had an average market capitalization of $33.4 billion, a median market capitalization of $10.9 billion and were concentrated in the technology and financial services sectors. The Russell 1000® Index is rebalanced and reconstituted annually.
The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. As of December 31, 2019, the Index consisted of 1,995 holdings, which had an average market capitalization of $1.3 billion, median market capitalization of $829.9 million and were concentrated in the financial services and healthcare sectors. The Russell 2000® Index is rebalanced and reconstituted annually.
13	Direxion Shares ETF Trust Prospectus

The securities in the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, at times, may also invest in, or short, the Index securities, a representative sample of the Index securities that has aggregate characteristics similar to those of the Index or a portion of the Index, or an ETF that tracks a portion of the Index or a substantially similar index. Additionally, the Fund may utilize derivatives, such as swaps or futures on the Index, or on an index that is substantially similar to the Long or Short Component of the Index. The Fund is expected to hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements as collateral for the derivative positions.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in or shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Shorting Risk - In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which will expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional creation units may be adversely affected.
Direxion Shares ETF Trust Prospectus	14

Long/Short Risk - The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. In a rising market, if the Fund’s long positions appreciate more rapidly than its short positions, the Fund would generate a positive return. If the opposite occurred, the Fund would generate a negative return. During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions. In addition, the Fund will have enhanced exposure to the securities of the Index’s Long Component (i.e., investment exposure that exceeds the amount of Fund net assets, a form of leverage) and may, under certain circumstances, lose more money in market environments that are adverse to its long positions than funds that do not employ such enhanced exposure. As a result, these investments may have losses that exceed the amount invested by the Fund in the Long Component.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-
through tax treatment. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.
Index Strategy Risk —Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which
15	Direxion Shares ETF Trust Prospectus

may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Technology Sector Risk — The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely impact a company’s profitability. A small number of companies represent a large portion of the technology industry. In addition, a rising interest rate environment tends to negatively affect technology companies, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - The Fund may engage in active and frequent trading, which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Active and frequent trading may be due to Index rebalancing, cash purchases and sales of the Fund’s shares or other portfolio management reasons.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments
Direxion Shares ETF Trust Prospectus	16

of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2019	Portfolio Manager
Tony Ng	Since Inception in January 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
17	Direxion Shares ETF Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	18

Direxion Russell Small Over Large Cap ETF
Investment Objective
The Direxion Russell Small Over Large Cap ETF (the “Fund”) seeks investment results, before fees and expenses, that track the Russell 2000®/Russell 1000® 150/50 Net Spread Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(1)	0.05%
Acquired Fund Fees and Expenses(2)	0.18%
Total Annual Fund Operating Expenses	0.63%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(2)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 4% of the average value of its portfolio for the fiscal period from the Fund’s inception on January 16, 2019 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Index measures the performance of a portfolio that has 150% long exposure to the Russell 2000® Index (the “Long Component”) and 50% short exposure to the Russell 1000® Index (the “Short Component”). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a small-capitalization over large-capitalization investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities that comprise the Long Component of the Index or shares of exchange-traded funds (“ETFs”) that track the Long Component of the Index. Additionally, the Fund will invest in derivatives, such as swap agreements or futures contracts that provide long and short exposure to Index securities and/or ETFs that track the Long or Short Component of the Index.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund intends to use derivatives to obtain up to 70% of the Fund’s exposure to the Long Component of the Index and to use derivatives to obtain all of the Fund’s exposure to the Short Component of the Index. This will result in the Fund having both long and short derivatives positions.
The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. As of December 31, 2019, the Index consisted of 1,995 holdings, which had an average market capitalization of $1.3 billion, median market capitalization of $829.9 million and were concentrated in the financial services and healthcare sectors. The Russell 2000® Index is rebalanced and reconstituted annually.
The Russell 1000® Index measures the performance of approximately 1,000 large-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. As of December 31, 2019, the Russell 1000® Index consisted of 997 holdings, which had an average market capitalization of $33.4 billion, a median market capitalization of $10.9 billion and were concentrated in the technology and financial services sectors. The Russell 1000® Index is rebalanced and reconstituted annually.
19	Direxion Shares ETF Trust Prospectus

The securities in the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, at times, may also invest in, or short, the Index securities, a representative sample of the Index securities that has aggregate characteristics similar to those of the Index or a portion of the Index, or an ETF that tracks a portion of the Index or a substantially similar index. Additionally, the Fund may utilize derivatives, such as swaps or futures on the Index, or on an index that is substantially similar to the Long or Short Component of the Index. The Fund is expected to hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements as collateral for the derivative positions.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in or shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Shorting Risk - In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which will expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional creation units may be adversely affected.
Direxion Shares ETF Trust Prospectus	20

Long/Short Risk - The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. In a rising market, if the Fund’s long positions appreciate more rapidly than its short positions, the Fund would generate a positive return. If the opposite occurred, the Fund would generate a negative return. During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions. In addition, the Fund will have enhanced exposure to the securities of the Index’s Long Component (i.e., investment exposure that exceeds the amount of Fund net assets, a form of leverage) and may, under certain circumstances, lose more money in market environments that are adverse to its long positions than funds that do not employ such enhanced exposure. As a result, these investments may have losses that exceed the amount invested by the Fund in the Long Component.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-
through tax treatment. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.
Index Strategy Risk —Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which
21	Direxion Shares ETF Trust Prospectus

may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Technology Sector Risk — The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely impact a company’s profitability. A small number of companies represent a large portion of the technology industry. In addition, a rising interest rate environment tends to negatively affect technology companies, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - The Fund may engage in active and frequent trading, which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Active and frequent trading may be due to Index rebalancing, cash purchases and sales of the Fund’s shares or other portfolio management reasons.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments
Direxion Shares ETF Trust Prospectus	22

of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2019	Portfolio Manager
Tony Ng	Since Inception in January 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
23	Direxion Shares ETF Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	24

Direxion MSCI USA Cyclicals Over Defensives ETF
Investment Objective
The Direxion MSCI USA Cyclicals Over Defensives ETF (the “Fund”) seeks investment results, before fees and expenses, that track the MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(1)	0.05%
Total Annual Fund Operating Expenses	0.45%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 2% of the average value of its portfolio for the fiscal period from the Fund’s inception on January 16, 2019 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Index measures the performance of a portfolio that has 150% long exposure to the MSCI USA Cyclical Sectors Index (the “Long Component”) and 50% short exposure to the MSCI USA Defensive Sectors Index (the “Short Component”). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a cyclicals over defensives investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities that comprise the Long Component of the Index or shares of exchange-traded funds (“ETFs”) that track the Long Component of the Index. Additionally, the Fund will invest in derivatives, such as swap agreements or futures contracts that provide long and short exposure to Index securities and/or ETFs that track the Long or Short Component of the Index.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund intends to use derivatives to obtain up to 70% of the Fund’s exposure to the Long Component of the Index and to use derivatives to obtain all of the Fund’s exposure to the Short Component of the Index. This will result in the Fund having both long and short derivatives positions.
Cyclical stocks are equity securities that whose price is affected by ups and downs in the overall economy. Cyclical stocks are typically companies that sell discretionary items to consumers that buy more in an expanding economy and decrease spending during a recession. The stocks that compose the MSCI USA Cyclical Sectors Index tend to rise and fall with the business cycle and when the economy is doing well, generally the value of these companies increases; however, when there is a recession or downturn in the economy, these companies tend to decrease in value because their goods and services are generally not a necessity. As of December 31, 2019, the MSCI USA Cyclical Sectors Index consisted of 467 holdings, which were concentrated in the information technology and financials sectors.
Defensive stocks are companies whose sales and earnings are relatively stable during both economic upturns and downturns due to the relative stable demand for their products and services. The stocks that compose the MSCI USA Defensive Sectors Index tend to remain stable during the various phases of the business cycle due to the constant demand for their products, which are generally considered necessities. As of December 31, 2019, the MSCI USA Defensive Sectors Index consisted of 171 holdings, which were concentrated in the healthcare and consumer staples sectors.
The securities in the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of
25	Direxion Shares ETF Trust Prospectus

industries) to approximately the same extent as the Index is so concentrated.
The Fund, at times, may also invest in, or short, the Index securities, a representative sample of the Index securities that has aggregate characteristics similar to those of the Index or a portion of the Index, or an ETF that tracks a portion of the Index or a substantially similar index. Additionally, the Fund may utilize derivatives, such as swaps or futures on the Index, or on an index that is substantially similar to the Long or Short Component of the Index. The Fund is expected to hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements as collateral for the derivative positions.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in or shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Shorting Risk - In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which will expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional creation units may be adversely affected.
Long/Short Risk - The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. In a rising market, if the Fund’s long positions appreciate more rapidly than its short positions, the Fund would generate a positive return. If the opposite
Direxion Shares ETF Trust Prospectus	26

occurred, the Fund would generate a negative return. During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions. In addition, the Fund will have enhanced exposure to the securities of the Index’s Long Component (i.e., investment exposure that exceeds the amount of Fund net assets, a form of leverage) and may, under certain circumstances, lose more money in market environments that are adverse to its long positions than funds that do not employ such enhanced exposure. As a result, these investments may have losses that exceed the amount invested by the Fund in the Long Component.
Cyclical Securities Risk - Cyclical stocks tend to rise and fall with the business cycle. When the economy is doing well, generally the value of these companies increases; however, when there is a recession or downturn in the economy, these companies tend to decrease in value because their goods and services are generally not a necessity. These are typically companies that provide consumer discretionary goods or services.
Defensive Securities Risk - Defensive stocks tend to remain stable during the various phases of the business cycle due to the constant demand for their products. Defensive stocks generally include the utility and consumer staples companies that produce goods that people buy out of necessity regardless of economic conditions.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-through tax treatment. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.
Index Strategy Risk —Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which
27	Direxion Shares ETF Trust Prospectus

may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Direxion Shares ETF Trust Prospectus	28

Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - The Fund may engage in active and frequent trading, which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Active and frequent trading may be due to Index rebalancing, cash purchases and sales of the Fund’s shares or other portfolio management reasons.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2019	Portfolio Manager
Tony Ng	Since Inception in January 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other
29	Direxion Shares ETF Trust Prospectus

information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	30

Direxion MSCI USA Defensives Over Cyclicals ETF
Investment Objective
The Direxion MSCI USA Defensives Over Cyclicals ETF (the “Fund”) seeks investment results, before fees and expenses, that track the MSCI USA Defensive Sectors - USA Cyclical Sectors 150/50 Return Spread Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(1)	0.05%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.46%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(2)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$47	$148	$258	$579
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 6% of the average value of its portfolio for the fiscal period from the Fund’s inception on January 16, 2019 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Index measures the performance of a portfolio that has 150% long exposure to the MSCI USA Defensive Sectors Index (the “Long Component”) and 50% short exposure to the MSCI USA Cyclical Sectors Index (the “Short Component”). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a defensives over cyclicals investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities that comprise the Long Component of the Index or shares of exchange-traded funds (“ETFs”) that track the Long Component of the Index. Additionally, the Fund will invest in derivatives, such as swap agreements or futures contracts that provide long and short exposure to Index securities and/or ETFs that track the Long or Short Component of the Index.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund intends to use derivatives to obtain up to 70% of the Fund’s exposure to the Long Component of the Index and to use derivatives to obtain all of the Fund’s exposure to the Short Component of the Index. This will result in the Fund having both long and short derivatives positions.
Defensive stocks are companies whose sales and earnings are relatively stable during both economic upturns and downturns due to the relative stable demand for their products and services. The stocks that compose the MSCI USA Defensive Sectors Index tend to remain stable during the various phases of the business cycle due to the constant demand for their products, which are generally considered necessities. As of December 31, 2019, the MSCI USA Defensive Sectors Index consisted of 171 holdings, which were concentrated in the healthcare and consumer staples sectors.
Cyclical stocks are equity securities that whose price is affected by ups and downs in the overall economy. Cyclical stocks are typically companies that sell discretionary items to consumers that buy more in an expanding economy and decrease spending during a recession. The stocks that compose the MSCI USA Cyclical Sectors Index tend to rise and fall with the business cycle and when the economy is doing well, generally the value of these companies increases; however, when there is a recession or downturn in the economy, these companies tend to decrease in value because their goods
31	Direxion Shares ETF Trust Prospectus

and services are generally not a necessity. As of December 31, 2019, the MSCI USA Cyclical Sectors Index consisted of 467 holdings, which were concentrated in the information technology and financials sectors.
The securities in the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, at times, may also invest in, or short, the Index securities, a representative sample of the Index securities that has aggregate characteristics similar to those of the Index or a portion of the Index, or an ETF that tracks a portion of the Index or a substantially similar index. Additionally, the Fund may utilize derivatives, such as swaps or futures on the Index, or on an index that is substantially similar to the Long or Short Component of the Index. The Fund is expected to hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements as collateral for the derivative positions.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in or shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Shorting Risk - In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which will expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory
Direxion Shares ETF Trust Prospectus	32

action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional creation units may be adversely affected.
Long/Short Risk - The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. In a rising market, if the Fund’s long positions appreciate more rapidly than its short positions, the Fund would generate a positive return. If the opposite occurred, the Fund would generate a negative return. During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions. In addition, the Fund will have enhanced exposure to the securities of the Index’s Long Component (i.e., investment exposure that exceeds the amount of Fund net assets, a form of leverage) and may, under certain circumstances, lose more money in market environments that are adverse to its long positions than funds that do not employ such enhanced exposure. As a result, these investments may have losses that exceed the amount invested by the Fund in the Long Component.
Defensive Securities Risk - Defensive stocks tend to remain stable during the various phases of the business cycle due to the constant demand for their products. Defensive stocks generally include the utility and consumer staples companies that produce goods that people buy out of necessity regardless of economic conditions.
Cyclical Securities Risk - Cyclical stocks tend to rise and fall with the business cycle. When the economy is doing well, generally the value of these companies increases; however, when there is a recession or downturn in the economy, these companies tend to decrease in value because their goods and services are generally not a necessity. These are typically companies that provide consumer discretionary goods or services.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-through tax treatment. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.
Index Strategy Risk —Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
33	Direxion Shares ETF Trust Prospectus

Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly with no guarantee that any product will come to market.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk - Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than more established, larger-capitalization companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not it is based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Direxion Shares ETF Trust Prospectus	34

Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - The Fund may engage in active and frequent trading, which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Active and frequent trading may be due to Index rebalancing, cash purchases and sales of the Fund’s shares or other portfolio management reasons.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2019	Portfolio Manager
Tony Ng	Since Inception in January 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result
35	Direxion Shares ETF Trust Prospectus

in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	36

Direxion MSCI Emerging Over Developed Markets ETF
Investment Objective
The Direxion MSCI Emerging Over Developed Markets ETF (the “Fund”) seeks investment results, before fees and expenses, that track the MSCI Emerging Markets IMI - EAFE IMI 150/50 Return Spread Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(1)	0.05%
Acquired Fund Fees and Expenses(2)	0.14%
Total Annual Fund Operating Expenses	0.59%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(2)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 2% of the average value of its portfolio for the fiscal period from the Fund’s inception on January 16, 2019 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Index measures the performance of a portfolio that has 150% long exposure to the MSCI Emerging Markets IMI Index (the “Long Component”) and 50% short exposure to the MSCI EAFE IMI Index (the “Short Component”). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express an emerging over developed investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities that comprise the Long Component of the Index or shares of exchange-traded funds (“ETFs”) that track the Long Component of the Index. Additionally, the Fund will invest in derivatives, such as swap agreements or futures contracts that provide long and short exposure to Index securities and/or ETFs that track the Long or Short Component of the Index.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund intends to use derivatives to obtain up to 70% of the Fund’s exposure to the Long Component of the Index and to use derivatives to obtain all of the Fund’s exposure to the Short Component of the Index. This will result in the Fund having both long and short derivatives positions.
The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed economies.
The MSCI Emerging Markets IMI Index is a free float-adjusted market capitalization weighted index that is designed to represent the performance of large- and mid-capitalizations securities across the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The Index is reconstituted semi-annually.
37	Direxion Shares ETF Trust Prospectus

As of December 31, 2019, the MSCI Emerging Markets IMI Index consisted of 3,057 constituents, which had an average market capitalization of $2.3 billion, total market capitalizations ranging from $17.3 million to $358.9 billion and were concentrated in the financials and information technology sectors.
The MSCI EAFE IMI Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid-capitalization companies across the following 21 developed market countries around the world, excluding the US and Canada: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is reviewed and reconstituted semi-annually.
As of December 31, 2019, the MSCI EAFE IMI Index consisted of 3,264 constituents, which had an average market capitalization of $5.3 billion, a median market capitalization of $1.2 billion, market capitalizations ranging from $1.2 billion to $322 billion and were concentrated in the financials and industrials sectors.
The securities in the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, at times, may also invest in, or short, the Index securities, a representative sample of the Index securities that has aggregate characteristics similar to those of the Index or a portion of the Index, or an ETF that tracks a portion of the Index or a substantially similar index. Additionally, the Fund may utilize derivatives, such as swaps or futures on the Index, or on an index that is substantially similar to the Long or Short Component of the Index. The Fund is expected to hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements as collateral for the derivative positions.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in or shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Shorting Risk - In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular
Direxion Shares ETF Trust Prospectus	38

security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which will expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional creation units may be adversely affected.
Long/Short Risk - The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. In a rising market, if the Fund’s long positions appreciate more rapidly than its short positions, the Fund would generate a positive return. If the opposite occurred, the Fund would generate a negative return. During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions. In addition, the Fund will have enhanced exposure to the securities of the Index’s Long Component (i.e., investment exposure that exceeds the amount of Fund net assets, a form of leverage) and may, under certain circumstances, lose more money in market environments that are adverse to its long positions than funds that do not employ such enhanced exposure. As a result, these investments may have losses that exceed the amount invested by the Fund in the Long Component.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Developed Country Investing Risk — Issuers from developed countries may be subject to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on service sectors (e.g., financial services sector, consumer services, etc.) as the primary means of economic growth. A prolonged slowdown in one or more service sectors is likely to have a negative impact on the economies of certain developed countries. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and may adversely affect certain issuers. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations on certain commodities and regulations impacting the import of commodities may negatively impact developed country economies.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-through tax treatment. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.
39	Direxion Shares ETF Trust Prospectus

Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the New York Stock Exchange opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours between different markets, and because the level of the Index may be determined using prices obtained at times other than the Fund's net asset value calculation time, correlation to the Index may be measured by comparing the Fund's daily return to a multiple of the daily performance of the Index or by comparing the daily change in the Fund's net asset value per share to a multiple of the daily performance of one or more U.S. ETFs that reflect the values of the securities underlying the Index as of the Fund's net asset value calculation time. It is important to note that the correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
Index Strategy Risk —Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Chinese Securities Risks — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and may impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
European Economic Risk - The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on
Direxion Shares ETF Trust Prospectus	40

January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.
Japanese Securities Risk - The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000 Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
41	Direxion Shares ETF Trust Prospectus

Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the
Fund and, as a result, the Fund may not be able to achieve its investment objective.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - The Fund may engage in active and frequent trading, which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Active and frequent trading may be due to Index rebalancing, cash purchases and sales of the Fund’s shares or other portfolio management reasons.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided
Direxion Shares ETF Trust Prospectus	42

for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2019	Portfolio Manager
Tony Ng	Since Inception in January 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
43	Direxion Shares ETF Trust Prospectus

Direxion MSCI Developed Over Emerging Markets ETF
Investment Objective
The Direxion MSCI Developed Over Emerging Markets ETF (the “Fund”) seeks investment results, before fees and expenses, that track the MSCI EAFE IMI - Emerging Markets IMI 150/50 Return Spread Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(1)	0.05%
Acquired Fund Fees and Expenses(2)	0.08%
Total Annual Fund Operating Expenses	0.53%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(2)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 0% of the average value of its portfolio for the fiscal period from the Fund’s inception on January 16, 2019 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Index measures the performance of a portfolio that has 150% long exposure to the MSCI EAFE IMI Index (the “Long Component”) and 50% short exposure to the MSCI Emerging Markets IMI Index (the “Short Component”). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a developed over emerging investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities that comprise the Long Component of the Index or shares of exchange-traded funds (“ETFs”) that track the Long Component of the Index. Additionally, the Fund will invest in derivatives, such as swap agreements or futures contracts that provide long and short exposure to Index securities and/or ETFs that track the Long or Short Component of the Index.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund intends to use derivatives to obtain up to 70% of the Fund’s exposure to the Long Component of the Index and to use derivatives to obtain all of the Fund’s exposure to the Short Component of the Index. This will result in the Fund having both long and short derivatives positions.
The MSCI EAFE IMI Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid-capitalization companies across the following 21 developed market countries around the world, excluding the US and Canada: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is reviewed and reconstituted semi-annually.
As of December 31, 2019, the MSCI EAFE IMI Index consisted of 3,264 constituents, which had an average market capitalization of $5.3 billion, a median market capitalization of $1.2 billion, market capitalizations ranging from $1.2 billion to $322 billion and were concentrated in the financials and industrials sectors.
The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing
Direxion Shares ETF Trust Prospectus	44

political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed economies.
The MSCI Emerging Markets IMI Index is a free float-adjusted market capitalization weighted index that is designed to represent the performance of large- and mid-capitalizations securities across the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The Index is reconstituted semi-annually.
As of December 31, 2019, the MSCI Emerging Markets IMI Index consisted of 3,057 constituents, which had an average market capitalization of $2.3 billion, total market capitalizations ranging from $17.3 million to $358.9 billion and were concentrated in the financials and information technology sectors.
The securities in the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, at times, may also invest in, or short, the Index securities, a representative sample of the Index securities that has aggregate characteristics similar to those of the Index or a portion of the Index, or an ETF that tracks a portion of the Index or a substantially similar index. Additionally, the Fund may utilize derivatives, such as swaps or futures on the Index, or on an index that is substantially similar to the Long or Short Component of the Index. The Fund is expected to hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements as collateral for the derivative positions.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in or shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Shorting Risk - In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular
45	Direxion Shares ETF Trust Prospectus

security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which will expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional creation units may be adversely affected.
Long/Short Risk - The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. In a rising market, if the Fund’s long positions appreciate more rapidly than its short positions, the Fund would generate a positive return. If the opposite occurred, the Fund would generate a negative return. During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions. In addition, the Fund will have enhanced exposure to the securities of the Index’s Long Component (i.e., investment exposure that exceeds the amount of Fund net assets, a form of leverage) and may, under certain circumstances, lose more money in market environments that are adverse to its long positions than funds that do not employ such enhanced exposure. As a result, these investments may have losses that exceed the amount invested by the Fund in the Long Component.
Developed Country Investing Risk — Issuers from developed countries may be subject to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on service sectors (e.g., financial services sector, consumer services, etc.) as the primary means of economic growth. A prolonged slowdown in one or more service sectors is likely to have a negative impact on the economies of certain developed countries. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and may adversely affect certain issuers. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations on certain commodities and regulations impacting the import of commodities may negatively impact developed country economies.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-through tax treatment. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.
Direxion Shares ETF Trust Prospectus	46

Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the New York Stock Exchange opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours between different markets, and because the level of the Index may be determined using prices obtained at times other than the Fund's net asset value calculation time, correlation to the Index may be measured by comparing the Fund's daily return to a multiple of the daily performance of the Index or by comparing the daily change in the Fund's net asset value per share to a multiple of the daily performance of one or more U.S. ETFs that reflect the values of the securities underlying the Index as of the Fund's net asset value calculation time. It is important to note that the correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
Index Strategy Risk —Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Chinese Securities Risks — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and may impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
European Economic Risk - The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on
47	Direxion Shares ETF Trust Prospectus

January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.
Japanese Securities Risk - The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000 Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Direxion Shares ETF Trust Prospectus	48

Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the
Fund and, as a result, the Fund may not be able to achieve its investment objective.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - The Fund may engage in active and frequent trading, which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Active and frequent trading may be due to Index rebalancing, cash purchases and sales of the Fund’s shares or other portfolio management reasons.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided
49	Direxion Shares ETF Trust Prospectus

for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2019	Portfolio Manager
Tony Ng	Since Inception in January 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus	50

Direxion FTSE Russell US Over International ETF
Investment Objective
The Direxion FTSE Russell US Over International ETF (the “Fund”) seeks investment results, before fees and expenses, that track the Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(1)	0.05%
Acquired Fund Fees and Expenses(2)	0.14%
Total Annual Fund Operating Expenses	0.59%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(2)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 0% of the average value of its portfolio for the fiscal period from the Fund’s inception on January 16, 2019 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Index (the “Long Component”) and 50% short exposure to the FTSE All-World ex US Index (the “Short Component”). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a domestic over international investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities that comprise the Long Component of the Index or shares of exchange-traded funds (“ETFs”) that track the Long Component of the Index. Additionally, the Fund will invest in derivatives, such as swap agreements or futures contracts that provide long and short exposure to Index securities and/or ETFs that track the Long or Short Component of the Index.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund intends to use derivatives to obtain up to 70% of the Fund’s exposure to the Long Component of the Index and to use derivatives to obtain all of the Fund’s exposure to the Short Component of the Index. This will result in the Fund having both long and short derivatives positions.
The Russell 1000® Index measures the performance of approximately 1,000 large-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. As of December 31, 2019, the Russell 1000® Index consisted of 997 holdings, which had an average market capitalization of $33.4 billion, a median market capitalization of $10.9 billion and were concentrated in the technology and financial services sectors. The Russell 1000® Index is rebalanced and reconstituted annually.
The FTSE All-World ex US Index measures the performance of mid-capitalization and large-capitalization securities providing coverage of developed and emerging markets, excluding the United States. As of December 31, 2019, the FTSE All-World ex US Index consisted of 3,316 holdings, which had an average market capitalization of $7 billion, a median market capitalization of $2.2 billion, total market capitalizations ranging from $125 million to $369.1 billion and were concentrated in the technology sector. The FTSE
51	Direxion Shares ETF Trust Prospectus

All-World ex US Index is rebalanced and reconstituted semi-annually.
The securities in the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, at times, may also invest in, or short, the Index securities, a representative sample of the Index securities that has aggregate characteristics similar to those of the Index or a portion of the Index, or an ETF that tracks a portion of the Index or a substantially similar index. Additionally, the Fund may utilize derivatives, such as swaps or futures on the Index, or on an index that is substantially similar to the Long or Short Component of the Index. The Fund is expected to hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements as collateral for the derivative positions.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in or shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Shorting Risk - In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which will expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties.
Direxion Shares ETF Trust Prospectus	52

During such periods, the Fund’s ability to issue additional creation units may be adversely affected.
Long/Short Risk - The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. In a rising market, if the Fund’s long positions appreciate more rapidly than its short positions, the Fund would generate a positive return. If the opposite occurred, the Fund would generate a negative return. During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions. In addition, the Fund will have enhanced exposure to the securities of the Index’s Long Component (i.e., investment exposure that exceeds the amount of Fund net assets, a form of leverage) and may, under certain circumstances, lose more money in market environments that are adverse to its long positions than funds that do not employ such enhanced exposure. As a result, these investments may have losses that exceed the amount invested by the Fund in the Long Component.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-through tax treatment. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.
Index Strategy Risk —Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the
Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
European Economic Risk - The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum
53	Direxion Shares ETF Trust Prospectus

held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.
Japanese Securities Risk - The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000 Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Technology Sector Risk — The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely impact a company’s profitability. A small number of companies represent a large portion of the technology industry. In addition, a rising interest rate environment tends to negatively affect technology companies, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
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Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - The Fund may engage in active and frequent trading, which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Active and frequent trading may be due to Index rebalancing, cash purchases and sales of the Fund’s shares or other portfolio management reasons.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may
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act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2019	Portfolio Manager
Tony Ng	Since Inception in January 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion FTSE Russell International Over US ETF
Investment Objective
The Direxion FTSE Russell International Over US ETF (the “Fund”) seeks investment results, before fees and expenses, that track the FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(1)	0.05%
Acquired Fund Fees and Expenses(2)	0.09%
Total Annual Fund Operating Expenses	0.54%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(2)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$55	$173	$302	$677
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 5% of the average value of its portfolio for the fiscal period from the Fund’s inception on January 16, 2019 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Index measures the performance of a portfolio that has 150% long exposure to the FTSE All-World ex US Index (the “Long Component”) and 50% short exposure to the Russell 1000® Index (the “Short Component”). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express an international over domestic investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities that comprise the Long Component of the Index or shares of exchange-traded funds (“ETFs”) that track the Long Component of the Index. Additionally, the Fund will invest in derivatives, such as swap agreements or futures contracts that provide long and short exposure to Index securities and/or ETFs that track the Long or Short Component of the Index.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund intends to use derivatives to obtain up to 70% of the Fund’s exposure to the Long Component of the Index and to use derivatives to obtain all of the Fund’s exposure to the Short Component of the Index. This will result in the Fund having both long and short derivatives positions.
The FTSE All-World ex US Index measures the performance of mid-capitalization and large-capitalization securities providing coverage of developed and emerging markets, excluding the United States. As of December 31, 2019, the FTSE All-World ex US Index consisted of 3,316 holdings, which had an average market capitalization of $7 billion, a median market capitalization of $2.2 billion, total market capitalizations ranging from $125 million to $369.1 billion and were concentrated in the technology sector. The FTSE All-World ex US Index is rebalanced and reconstituted semi-annually.
The Russell 1000® Index measures the performance of approximately 1,000 large-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. As of December 31, 2019, the Russell 1000® Index consisted of 997 holdings, which had an average market capitalization of $33.4 billion, a median market capitalization of $10.9 billion and were concentrated in the technology and financial
57	Direxion Shares ETF Trust Prospectus

services sectors. The Russell 1000® Index is rebalanced and reconstituted annually.
The securities in the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, at times, may also invest in, or short, the Index securities, a representative sample of the Index securities that has aggregate characteristics similar to those of the Index or a portion of the Index, or an ETF that tracks a portion of the Index or a substantially similar index. Additionally, the Fund may utilize derivatives, such as swaps or futures on the Index, or on an index that is substantially similar to the Long or Short Component of the Index. The Fund is expected to hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements as collateral for the derivative positions.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in or shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Shorting Risk - In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which will expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties.
Direxion Shares ETF Trust Prospectus	58

During such periods, the Fund’s ability to issue additional creation units may be adversely affected.
Long/Short Risk - The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. In a rising market, if the Fund’s long positions appreciate more rapidly than its short positions, the Fund would generate a positive return. If the opposite occurred, the Fund would generate a negative return. During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions. In addition, the Fund will have enhanced exposure to the securities of the Index’s Long Component (i.e., investment exposure that exceeds the amount of Fund net assets, a form of leverage) and may, under certain circumstances, lose more money in market environments that are adverse to its long positions than funds that do not employ such enhanced exposure. As a result, these investments may have losses that exceed the amount invested by the Fund in the Long Component.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-through tax treatment. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.
Index Strategy Risk —Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the
Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
European Economic Risk - The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum
59	Direxion Shares ETF Trust Prospectus

held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.
Japanese Securities Risk - The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000 Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Technology Sector Risk — The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely impact a company’s profitability. A small number of companies represent a large portion of the technology industry. In addition, a rising interest rate environment tends to negatively affect technology companies, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
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Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Cybersecurity Risk- Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - The Fund may engage in active and frequent trading, which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Active and frequent trading may be due to Index rebalancing, cash purchases and sales of the Fund’s shares or other portfolio management reasons.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may
61	Direxion Shares ETF Trust Prospectus

act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2019	Portfolio Manager
Tony Ng	Since Inception in January 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Overview of the Funds
The Direxion Shares ETF Trust (the “Trust”) is a registered investment company offering a number of separate exchange-traded funds (“ETFs”). This Prospectus describes the ETFs noted in the table below (each a “Fund” and collectively the “Funds”). Rafferty Asset Management, LLC serves as the investment advisor to the Fund ("Rafferty" or the "Adviser").
Each Fund seeks investment results, before fees and expenses, that track the performance of an underlying index as noted below:
Fund	Underlying Index
Direxion Russell 1000® Value Over Growth ETF	Russell 1000® Value/Growth 150/50 Net Spread Index
Direxion Russell 1000® Growth Over Value ETF	Russell 1000® Growth/Value 150/50 Net Spread Index
Direxion Russell Large Over Small Cap ETF	Russell 1000®/Russell 2000® 150/50 Net Spread Index
Direxion Russell Small Over Large Cap ETF	Russell 2000®/Russell 1000® 150/50 Net Spread Index
Direxion MSCI USA Cyclicals Over Defensives ETF	MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index
Direxion MSCI USA Defensives Over Cyclicals ETF	MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index
Direxion MSCI Emerging Over Developed Markets ETF	MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index
Direxion MSCI Developed Over Emerging Markets ETF	MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index
Direxion FTSE Russell US Over International ETF	Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index
Direxion FTSE Russell International Over US ETF	FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index
Shares of the Funds (“Shares”) are listed and traded on the NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange and from their net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable directly with a Fund. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 25,000 Shares. Creation Units of the Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, each Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.
In order to provide additional information regarding the value of Shares of a Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for each Fund. Each Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of a Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, nor responsible for, the calculation or dissemination of the IOPV and make no representations or warranty as to its accuracy.
There is no assurance that the Funds will achieve their investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds' Board of Trustees without shareholder approval.
Additional Information Regarding Investment Techniques and Policies
Rafferty uses a number of investment techniques in an effort to achieve the stated investment objective for each Fund. Each Fund seeks investment results, before fees and expenses, that track the return of its underlying index. To do this, Rafferty uses statistical and quantitative analysis to determine the investments a Fund makes and the techniques it employs. In general, if a Fund is performing as designed, the return of the underlying index will dictate the return for the Fund. Rafferty does not invest the assets of a Fund in securities, derivatives or other investments based on Rafferty’s view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research
63	Direxion Shares ETF Trust Prospectus

or analysis or forecast market movements or trends. Each Fund generally pursues its investment objective regardless of market conditions and does not take defensive positions.
For each Fund, Rafferty seeks a correlation over time of 0.95 or better between a Fund’s performance and the performance of its underlying index; a correlation of 1.00 would represent perfect correlation. To do this, at times each Fund may hold a representative sample of the securities in its underlying index. The sampling of securities that is held by a Fund is intended to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, its underlying index. A Fund also may invest in securities that are not included in its underlying index or may overweight or underweight certain components of its underlying index. A Fund’s assets may be focused in an industry or group of industries to the extent that its underlying index focuses in a particular industry or group of industries. In addition, each Fund offered in this prospectus is non-diversified, which means that it may invest in the securities of a limited number of issuers.
While Rafferty attempts to minimize any differences between the investment results of a Fund and the performance of its underlying index, certain factors will tend to cause a Fund’s investment results to vary from the stated investment objective. A Fund may have difficulty in achieving its investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders, transactions and costs associated with minimizing the distribution of capital gains to shareholders and/or disruption or a temporary lack of liquidity in the markets for the securities held by the Fund.
Additionally, if a Fund's underlying index includes foreign securities or tracks a foreign market index where the foreign market closes before or after the New York Stock Exchange (“NYSE”) closes (generally at 4 p.m. Eastern Time), the performance of a Fund's underlying index may differ from the expected performance.
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Additional Information Regarding Principal Risks
An investment in a Fund entails risks. A Fund may not achieve its investment objective and may decline in value. In addition, the Funds presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review and understand all of a Fund’s risks before making an investment. A Fund is not a complete investment program. The table below provides the risks of investing in the Funds. Following the table, each risk is explained.

	Direxion Russell 1000® Value Over Growth ETF	Direxion Russell 1000® Growth Over Value ETF	Direxion Russell Large Over Small Cap ETF	Direxion Russell Small Over Large Cap ETF	Direxion MSCI USA Cyclicals Over Defensives ETF	Direxion MSCI USA Defensives Over Cyclicals ETF	Direxion MSCI Emerging Over Developed Markets ETF	Direxion MSCI Developed Over Emerging Markets ETF	Direxion FTSE Russell US Over International ETF	Direxion FTSE Russell International Over US ETF
Derivatives Risk	X	X	X	X	X	X	X	X	X	X
Shorting Risk	X	X	X	X	X	X	X	X	X	X
Long/Short Risk	X	X	X	X	X	X	X	X	X	X
Index Correlation/Tracking Risk	X	X	X	X	X	X	X	X	X	X
Index Strategy Risk	X	X	X	X	X	X	X	X	X	X
Other Investment Companies (including ETFs) Risk	X	X	X	X	X	X	X	X	X	X
Chinese Securities Risk							X	X
European Economic Risk							X	X	X	X
Japanese Securities Risk							X	X	X	X
Cyclical Securities Risk					X	X
Defensive Securities Risk					X	X
Developed Country Investing Risk							X	X
Emerging Markets Risk							X	X
Growth Investing Risk	X	X
Value Investing Risk	X	X
Consumer Discretionary Sector Risk	X	X
Consumer Staples Sector Risk					X	X
Financials Sector Risk	X	X	X	X	X	X	X	X	X	X
Healthcare Sector Risk	X	X	X	X	X	X
Industrials Sector Risk							X	X
Information Technology Sector Risk					X	X	X	X
Technology Sector Risk	X	X	X	X					X	X
Large-Capitalization Company Risk	X	X	X	X	X	X	X	X	X	X
Mid-Capitalization Company Risk	X	X			X	X
Small- and/or Mid-Capitalization Company Risk			X	X			X	X	X	X
Micro-Capitalization Company Risk							X	X	X	X
Currency Exchange Rate Risk							X	X	X	X
Foreign Securities Risk							X	X	X	X
International Closed-Market Trading Risk							X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X
High Portfolio Turnover Risk	X	X	X	X	X	X	X	X	X	X
Investment Risk	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X
65	Direxion Shares ETF Trust Prospectus

Derivatives Risk
A Fund uses investment techniques, including investments in derivatives, such as swaps, futures and forward contracts, and options that may be considered aggressive. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. Investments in these derivatives may generally be subject to market risks that cause their prices to fluctuate more than an investment directly in a security and may increase the volatility of a Fund. The use of derivatives may expose a Fund to additional risks such as counterparty risk, liquidity risk and increased correlation risk. When a Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent a Fund from achieving its investment objective.
A Fund may use swaps on the underlying index. If the underlying index has a dramatic intraday move in value that causes a material decline in a Fund’s NAV, the terms of the swap agreement between a Fund and its counterparty may allow the counterparty to immediately close out of the transaction with a Fund. In such circumstances, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with a Fund’s investment objective. This may prevent a Fund from achieving its investment objective particularly if the underlying index reverses all or a portion of its intraday move by the end of the day. The value of an investment in the Fund may change quickly and without warning. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering a Fund’s return.
In addition, a Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset.
•	Futures Contracts. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.
•	Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
•	Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.
•	Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.
Shorting Risk
A Fund may engage in short sales designed to earn the Fund a profit from the decline in the price of particular securities, baskets of securities or indices. Short sales are transactions in which a Fund borrows securities from a broker and sells the borrowed securities. A Fund is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. If the market price of the underlying security goes down between the time a Fund sells the security and buys it back, a Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, a Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest a Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest a Fund must pay to the lender of the security. A Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required a Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other
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means. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. As the holder of a short position, a Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance.
Long/Short Risk
The performance of a Fund will depend on the difference in the rates of return between its long positions and short positions. In a rising market, if a Fund’s long positions appreciate more rapidly than its short positions, a Fund would generate a positive return. If the opposite occurred, a Fund would generate a negative return. During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, a Fund’s short positions will likely cause a Fund to underperform the overall U.S. equity market and such ETFs. There is no guarantee that the returns for each Fund’s long or short positions will produce positive returns, and a Fund could lose money on either or both of a Fund’s long and short positions. In addition, each Fund will have enhanced exposure to the securities of the Index’s Long Component (i.e., investment exposure that exceeds the amount of a Fund’s net assets, a form of leverage) and may, under certain circumstances, lose more money in market environments that are adverse to its long positions than funds that do not employ such enhanced exposure. As a result, these investments may have losses that exceed the amount invested by a Fund in the Long Component.
Index Correlation/Tracking Risk
There is no guarantee that a Fund will achieve a high degree of correlation to its underlying index and therefore achieve its investment objective. A Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by a Fund, a Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-through tax treatment. These are costs that may be incurred by a Fund that are not incurred by its underlying index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect a Fund’s ability to achieve its investment objective. Activities surrounding index reconstitutions and other index repositioning events may hinder a Fund’s ability to meet its investment objective.
If an underlying index includes instruments that trade on a different market than a Fund, the Fund's return may vary from the performance of the underlying index because different markets may close before the NYSE opens or may not be open for business on the same calendar days as a Fund.
Index Strategy Risk
Securities held by a Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if its underlying index is so concentrated. A Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from its underlying index.
A Fund’s underlying index relies on various sources of information to assess the securities included in its underlying index, including information that may be based on assumptions or estimates. There is no assurance that the index provider’s calculation methodology or sources of information will provide an accurate assessment of its underlying index’s securities. Errors in underlying index data, underlying index computations or the construction of the underlying index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders.
Other Investment Companies (including ETFs) Risk
Investment in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations. As a shareholder, a Fund must rely on the investment company or ETF to achieve its investment objective. A Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies or ETFs. If the investment company or ETF fails to achieve its investment objective, the value of a Fund’s investment will decline, thus affecting a Fund’s performance. In addition, because closed-end investment companies and ETFs are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of closed-end investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings in those shares at the most optimal time, adversely affecting a Fund’s performance.
Chinese Securities Risks
The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on a Fund. A downturn in the economies of China’s
67	Direxion Shares ETF Trust Prospectus

primary trading partners could slow or eliminate the growth of the Chinese economy and may impact a Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on a Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
Chinese Government Risk
The Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced inflation or otherwise regulated economic expansion. If such past actions were to continue, they may have significant adverse effects on the economic conditions in China. The Chinese government also strictly regulates the payment of foreign currency-denominated obligations and sets monetary policy, and may introduce new laws and regulations that may impact a Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in Chinese securities could result in a total loss if these companies are re-nationalized or other regulatory actions are taken by the Chinese government. The Chinese securities markets have a limited operating history and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic and regulatory developments in China and other Asian countries and may experience significant losses in such conditions. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility than more developed securities markets.
Chinese Markets Risk
The Chinese securities markets have a limited operating history and are not as developed as those in the United States. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to adverse political, economic and regulatory developments in China and other Asian countries and may experience significant losses in such conditions. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, which may result in a Fund’s shares trading at wider bid-ask spreads and/or premiums and discounts to NAV.
Investments in China may also be subject to any positive or adverse effects of the varying nature of its economic landscape with respect to expropriation and/or nationalization of assets, strengthened or lessened restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest.
Chinese Currency Risk
The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the Chinese government, the United States, foreign governments, central banks or supranational entities, the imposition of current controls of other national or global political or economic developments. The RMB is currently not a freely convertible currency. The Chinese government places strict regulations on RMB and sets the value of RMB to levels dependent on the value of the U.S. Dollar, but the Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. Dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and may reduce the liquidity of Chinese investments. A Fund’s exposure to Chinese securities and therefore, the RMB, may result in volatility.
European Economic Risk
The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including: Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
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Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.
Japanese Securities Risk
The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns.
Cyclical Securities Risk
Cyclical stocks tend to rise and fall with the business cycle and when the economy is doing well, generally the value of these companies increases; however, when there is a recession or downturn in the economy these companies tend to decrease in value because their goods and services are generally not a necessity. These are typically companies that provide consumer discretionary goods or services.
Defensive Securities Risk
Defensive stocks tend to remain stable during the various phases of the business cycle due to the constant demand for their products. Defensive stocks generally include the utility and consumer staples companies that produce goods that people buy out of necessity regardless of economic conditions.
Developed Country Investing Risk
Issuers from developed countries may be subject to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on service sectors (e.g., the financial services sector, consumer services, etc.) as the primary means of economic growth. A prolonged slowdown in one or more service sectors is likely to have a negative impact on the economies of certain developed countries. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and may adversely affect certain issuers. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition price fluctuations or certain commodities and regulations impacting the import of commodities may negatively impact developed countries economies.
Emerging Markets Risk
Securities of companies operating in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
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Value Investing Risk
Investments in value stocks present the risk that a stock may decline in value or never reach the value the adviser believes is its full market value. In addition, a Fund’s value investment style may go out of favor with investors during certain parts of the market cycle, which may negatively affect a Fund’s performance. Securities identified as value investments generally are selected on the basis of an issuer’s business and economic fundamentals or the securities’ current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimated fundamental factors. Disciplined adherence to a “value” investment mandate during periods in which that style is “out of favor” can result in significant underperformance relative to overall market indices.
Growth Investing Risk
Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be volatile and may also be more expensive, relative to their earnings or assets, compared to value or other stocks. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously. Growth stocks also may lack the dividends often associated with value stocks that can cushion their decline in a falling market.
Consumer Discretionary Sector Risk
Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Consumer Staples Sector Risk
Consumer staples companies are subject to government regulations affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Financials Sector Risk
Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Healthcare Sector Risk
The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.
Industrials Sector Risk
Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component
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of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk
The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Technology Sector Risk
The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. Further, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings.
Large-Capitalization Company Risk
Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Mid-Capitalization Company Risk
Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more-established companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, the performance of mid-capitalization companies can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Small- and/or Mid-Capitalization Company Risk
Small- and/or mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, there will normally be less publicly available information concerning these securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund, resulting in more volatile performance. They also face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Micro-Capitalization Company Risk
Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Currency Exchange Rate Risk
Changes in foreign currency exchange rates will affect the value of a Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If a Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on a Fund’s NAV.
Foreign Securities Risk
Foreign instruments may involve greater risks than domestic instruments. As a result, a Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates, interest rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting
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standards in foreign countries typically are not as strict as they are in the United States, and there may be less public information available about foreign companies.
Foreign securities may involve additional risk, including, greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trade patterns, trade barriers, and other protectionists or retaliatory measures.
International Closed-Market Trading Risk
Because a Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current value of an underlying investment and last sale pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.
Adverse Market Conditions Risk
The investment objective of each Fund is to provide performance that correlates to the performance of an underlying index. A Fund’s performance will suffer when market conditions are adverse to a Fund’s investment objective. If a Fund's underlying index rises on a given day, then a Fund’s performance should rise. Conversely, if a Fund's underlying index falls on a given day, then a Fund’s performance should also fall.
Counterparty Risk
Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount a Fund expects to receive from a counterparty to a financial instrument entered into by a Fund. Each Fund generally enters into derivatives transactions, such as the swap agreements, with counterparties such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a contract, or if any collateral posted by the counterparty for the benefit of a Fund is insufficient or there are delays in a Fund’s ability to access such collateral. If the counterparty becomes bankrupt or defaults on its payment obligations to a Fund, it may experience significant delays in obtaining any recovery, may obtain only a limited recovery or obtain no recovery and the value of an investment held by a Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions. European Union rules and regulations intervene when a financial institution is experiencing financial difficulties and could reduce, eliminate, or convert to equity a counterparty’s obligations to a Fund (sometimes referred to as a “bail in”).
A Fund typically enters into transactions with counterparties that present minimal risks based on the Adviser’s assessment of the counterparty’s creditworthiness, or its capacity to meet its financial obligations during the term of the derivative agreement or contract. The Adviser considers factors such as counterparty credit rating among other factors when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which a Fund transacts. Each Fund generally enters into swap agreements or other financial instruments with major, global financial institutions and seeks to mitigate risks by generally requiring that the counterparties for each Fund to post collateral, marked to market daily, in an amount approximately equal to what the counterparty owes a Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above. If a counterparty’s credit ratings decline, a Fund may be subject to a bail-in, as described above.
In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. There is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Additionally, although a counterparty to a centrally cleared swap agreement and/or an exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or a clearing organization that is further backed by a group of financial institutions, there may be instances in which a FCM or a clearing organization would fail to perform its obligations, causing significant losses to a Fund.
Cybersecurity Risk
The increased use of technologies, such as the internet, to conduct business increases the operational, information security and related “cyber” risks both directly to a Fund and through its service providers. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers. Unlike many other types of risks faced by a Fund, these risks typically are not covered by insurance. Cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents may include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, causing physical damage to computer or network systems, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Failures or breaches of the electronic systems of a Fund, a Fund’s advisor, distributor, other service providers, counterparties, securities trading venues, or the issuers of securities in which a Fund invests have the ability to cause disruptions and negatively impact a Fund’s business
Direxion Shares ETF Trust Prospectus	72

operations, potentially resulting in financial losses to a Fund and its shareholders. Cyber attacks may also interfere with the Fund’s calculation of its NAV, result in the submission of erroneous trades or erroneous creation or redemption orders, and could lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. While a Fund has established business continuity plans, there are inherent limitations in such plans, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, a Fund cannot control the cyber security plans and systems of a Fund’s service providers or issuers of securities in which a Fund invests.
Early Close/Trading Halt Risk
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. For example, there is a risk that sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading at an increasingly large discount to NAV during part of, or all of, the trading day. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Equity Securities Risk
Publicly-issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.
Investment Risk
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
LIBOR Risk
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance.
In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Although there is still uncertainty regarding a replacement rate, it is anticipated that, beginning in 2020, derivatives and other transactions that currently utilize LIBOR will transition to using the Secured Overnight Financing Rate
(“SOFR”), which is a broad measure of the cost of overnight borrowings secured by U.S. Treasury securities. However, various counterparties or other entities may be unwilling or unable to utilize SOFR prior to 2021 or may be unable to modify existing agreements or instruments in a timely manner. The transition from LIBOR to SOFR (or any other replacement rate) may lead to a reduction in the value of some LIBOR-based investments and the effectiveness of new hedges placed against existing LIBOR-based investments, as well as significant market uncertainty, increased volatility, and illiquidity in markets for various instruments, which may result in prolonged adverse market conditions and impact a Fund’s performance or NAV.
Liquidity Risk
Some securities held by a Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If a Fund is forced to sell an illiquid security at an unfavorable time or price, a Fund may incur a loss. Certain market conditions may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid.
Market Risk
Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. A Fund typically would lose value on a day when its underlying index declines and would gain value on a day when its underlying index increases. During a general downturn in the securities market, multiple asset classes may be negatively impacted.
Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on each Fund. A Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.
Non-Diversification Risk
A Fund invests a high percentage of its assets in a limited number of securities. A Fund’s NAV and total return may fluctuate more, or fall greater, in times of weaker markets than a diversified mutual fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains or losses on a single investment may have a greater impact on a Fund’s NAV and may make a Fund more volatile than more diversified funds.
Regulatory Risk
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.
73	Direxion Shares ETF Trust Prospectus

Additional legislative or regulatory changes could occur that may materially and adversely affect each Fund. For example, the regulatory environment for derivative instruments in which a Fund may invest is evolving, and changes in the regulation or taxation of derivative instruments may materially and adversely affect the ability of a Fund to pursue its investment objective or strategies. Such legislative or regulatory changes could pose additional risks and result in material adverse consequences to a Fund.
Securities Lending Risk
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for a Fund. In the event of a large redemption while a Fund has loaned portfolio securities, a Fund may suffer losses (e.g. overdraft fees) if it is unable to recall the securities on loan in time to fulfill the redemption.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. A Fund may have a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with a Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or investments that have lower trading volumes.
Market Price Variance Risk. Shares of a Fund that are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at NAV. The market prices of Shares will fluctuate in response to changes in the value of a Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than NAV (a premium) or less than NAV (a discount). There may be times when the market price and the NAV vary significantly and a shareholder may trade shares at a premium or a discount to a Fund’s NAV. A Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a Fund at NAV. There is no guarantee that an active secondary market will develop for Shares of a Fund. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade a Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen and a Fund’s Shares may possibly be subject to trading halts and/or delisting.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the Exchange or markets. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange.
A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from a Fund whose Shares you own. Typically, you will receive other services (e.g., average basis information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, as amended (“1940 Act”) each Fund is a registered investment company, and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies,
Direxion Shares ETF Trust Prospectus	74

including shares of each Fund. Provided, generally, that a Fund’s investments comply with Section 12(d)(1)(A), registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions, including that such investment companies enter into an agreement with a Fund.
The Trust and the Funds have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing Shares of a Fund in amounts that would cause it to exceed the restrictions under Section 12(d)(1) should contact the Trust.
A Precautionary Note Regarding Unusual Circumstances. The Trust can postpone payment of redemption proceeds for any period during which (1) the Exchange is closed other than customary weekend and holiday closings, (2) trading on the Exchange is restricted, as determined by the SEC, (3) any emergency circumstances exist, as determined by the SEC, or (4) the SEC by order permits for the protection of shareholders of a Fund.
75	Direxion Shares ETF Trust Prospectus

About Your Investment
Share Price of the Funds
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. Because a Fund is exchange traded, the price an individual shareholder will buy or sell Fund shares at will be based on the market price determined by the secondary market, which may be higher or lower than the NAV of a Fund.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
Share price is calculated by dividing a Fund’s net assets by its shares outstanding. In calculating its NAV, each Fund generally values its assets on the basis of market quotations, the last sale or settlement prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day NAV is calculated. If such information is not available for a security held by a Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at fair value estimates by the Adviser under guidelines established by the Board of Trustees. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency. Each Fund also relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in a Fund’s portfolio. The pricing service, its methodology or the threshold may change from time to time. Debt obligations with maturities of 60 days or less are valued at amortized cost.
Fair Value Pricing. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds' pricing service does not provide a valuation for such securities, the Funds' pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since closing prices were established, but before the time as of which a Fund calculates its NAV. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures and will use that market value in the next calculation of NAV.
Rule 12b-1 Fees
The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund may pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No 12b-1 fees are currently authorized to be paid by a Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Frequent Purchases and Redemptions. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (“Authorized Participant Agreement”) with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares
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at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, each Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses. Transaction fees are imposed as set forth in the table in the SAI.
How to Buy and Sell Shares
Each Fund issues and redeems Shares only in large blocks of 25,000 Shares, called “Creation Units.”
Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Individual Shares of each Fund, once listed for trading on the Exchange, can be bought and sold throughout the trading day like other publicly traded securities. The Funds do not require any minimum investment in such secondary market transactions.
When buying or selling Shares through a broker, investors may incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offer prices in the secondary market. In addition, because secondary market transactions occur at market prices, investors may pay more than NAV when buying Shares, and receive less than NAV when selling Shares.
The Adviser may pay brokers and other financial intermediaries for educational training programs, the development of technology platforms and reporting systems or other administrative services related to a Fund. Ask your salesperson or visit your financial intermediary’s website for more information.
The Funds’ Exchange trading symbols are as follows:
Fund	Symbol
Direxion Russell 1000® Value Over Growth ETF	RWVG
Direxion Russell 1000® Growth Over Value ETF	RWGV
Direxion Russell Large Over Small Cap ETF	RWLS
Direxion Russell Small Over Large Cap ETF	RWSL
Direxion MSCI USA Cyclicals Over Defensives ETF	RWCD
Direxion MSCI USA Defensives Over Cyclicals ETF	RWDC
Direxion MSCI Emerging Over Developed Markets ETF	RWED
Direxion MSCI Developed Over Emerging Markets ETF	RWDE
Direxion FTSE Russell US Over International ETF	RWUI
Direxion FTSE Russell International Over US ETF	RWIU
Share prices are reported in dollars and cents per Share. For information about acquiring or selling Shares through a secondary market purchase, please contact your broker.
Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” through your brokerage account.
Management of the Funds
Rafferty provides investment management services to the Funds. Rafferty has been managing investment companies since 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of October 31, 2019, the Adviser had approximately $13.7 billion in assets under management.
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Pursuant to an investment advisory agreement between the Trust and Rafferty, each Fund pays Rafferty at an annualized rate based on a percentage of each Fund's average daily net assets of 0.40%.
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Funds will be included in the Funds' Semi-Annual Report for the period ended October 31, 2019.
For the fiscal year ended October 31, 2019, the Adviser received net management fees as a percentage of average daily net assets from each Fund as follows:
Fund	Percentage
Direxion Russell 1000® Value Over Growth ETF	0.27%
Direxion Russell 1000® Growth Over Value ETF	0.28%
Direxion Russell Large Over Small Cap ETF	0.23%
Direxion Russell Small Over Large Cap ETF	0.23%
Direxion MSCI USA Cyclicals Over Defensives ETF	0.22%
Direxion MSCI USA Defensives Over Cyclicals ETF	0.19%
Direxion MSCI Emerging Over Developed Markets ETF	0.18%
Direxion MSCI Developed Over Emerging Markets ETF	0.19%
Direxion FTSE Russell US Over International ETF	0.23%
Direxion FTSE Russell International Over US ETF	0.22%
Effective June 28, 2019, Rafferty has entered into an Operating Services Agreement with the Funds. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by each Fund, has contractually agreed to pay all Fund expenses as long as it is advisor of the Funds other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses such as indemnification and litigation or other expenses outside the typical day-to-day operations of the Funds. This Operating Services Agreement may be terminated at any time by the Board of Trustees.
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”). An investment trading team of Rafferty employees assists the Portfolio Managers in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.
The Funds' Statement of Additional Information ("SAI") provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of securities in the Funds.
Portfolio Holdings
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.
other service providers
Foreside Fund Services, LLC (“Distributor”) serves as the Funds' distributor. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Funds' administrator. Bank of New York Mellon (“BNYM”) serves as the Funds' transfer agent, fund accountant, custodian and index receipt agent. The Distributor is not affiliated with Rafferty, USBFS, or BNYM.
Direxion Shares ETF Trust Prospectus	78

Distributions
Fund Distributions. Each Fund pays out dividends from its net investment income, and distributes any net capital gains, if any, to its shareholders at least annually. Each Fund is authorized to declare and pay capital gain distributions in additional Shares or in cash. A Fund may have extremely high portfolio turnover, which may cause it to generate significant amounts of taxable income. Each Fund will generally need to distribute net short-term capital gain to satisfy certain tax requirements. As a result of the Funds' high portfolio turnover, they could need to make larger and/or more frequent distributions than traditional ETFs.
Dividend Reinvestment Service. Brokers may make the DTC book-entry dividend reinvestment service (“Reinvestment Service”) available to their customers who are shareholders of a Fund. If the Reinvestment Service is used with respect to a Fund, its distributions of both net income and capital gains will automatically be reinvested in additional and fractional Shares thereof purchased in the secondary market. Without the Reinvestment Service, investors will receive Fund distributions in cash, except as noted above under “Fund Distributions.” To determine whether the Reinvestment Service is available and whether there is a commission or other charge for using the service, consult your broker. Fund shareholders should be aware that brokers may require them to adhere to specific procedures and timetables to use the Reinvestment Service.
Taxes
As with any investment, you should consider the tax consequences of buying, holding, and disposing of Shares. The tax information in this Prospectus is only a general summary of some important federal tax considerations generally affecting a Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to an investment in Shares.
Fund distributions to you and your sale of your Shares will have tax consequences to you unless you hold your Shares through a tax-exempt entity or tax-deferred retirement arrangement, such as an individual retirement account (“IRA”) or 401(k) plan.
Each Fund intends to qualify each taxable year for taxation as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of income dividends or capital gain distributions.
Taxes on Distributions. Dividends from a Fund’s investment company taxable income – generally, the sum of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid – will be taxable to you as ordinary income to the extent of its earnings and profits, whether they are paid in cash or reinvested in additional Shares. However, dividends a Fund pays to you that are attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be taxed to you, if you are an individual, trust, or estate and satisfy those restrictions with respect to your Shares, for federal income tax purposes, at the rates of 15% or 20% for such shareholders with taxable income exceeding certain thresholds (which will be indexed for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations – subject to similar restrictions; however, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. No Fund expects to earn a significant amount of income that would qualify for those maximum rates or that deduction.
Distributions of a Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that it recognizes on sales or exchanges of capital assets (“capital gain distributions”), if any, will be taxable to you as long-term capital gains, at the maximum rates mentioned above if you are an individual, trust, or estate, regardless of your holding period for the Shares on which the distributions are paid and regardless of whether they are paid in cash or reinvested in additional Shares. A Fund’s capital gain distributions may vary considerably from one year to the next as a result of its investment activities and cash flows and the performance of the markets in which it invests. No Fund expects to earn a significant amount of net capital gain.
Distributions in excess of a Fund’s current and accumulated earnings and profits, if any, first will reduce your adjusted tax basis in your Shares in the Fund and, after that basis is reduced to zero, will constitute capital gain. That capital gain will be long-term capital gain, and thus will be taxed at the maximum rates mentioned above if you are an individual, trust, or estate if the distributions are attributable to Shares you held for more than one year.
79	Direxion Shares ETF Trust Prospectus

Investors should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Shares shortly before the record date therefor, they will pay full price for the Shares and receive some part of the purchase price back as a taxable distribution even though it represents a partial return of invested capital.
In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.
Because of the possibility of high portfolio turnover, the Funds may generate significant amounts of taxable income. Accordingly, the Funds may need to make larger and/or more frequent distributions than traditional unleveraged ETFs. A substantial portion of that income typically will be short-term capital gain, which will generally be treated as ordinary income when distributed to shareholders.
Fund distributions to tax-deferred or qualified plans, such as an IRA, retirement plan or pension plan, generally will not be taxable. However, distributions from such plans will be taxable to the individual participant notwithstanding the character of the income earned by the qualified plan. Please consult a tax adviser for a more complete explanation of the federal, state, local and foreign tax consequences of investing in a Fund through such a plan.
Taxes When Shares are Sold. Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year, taxable at the maximum rates (15% or 20%) mentioned above if you are an individual, trust, or estate; otherwise, the gain will be treated as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of capital gain distributions, if any, received with respect to those Shares. In addition, all or a portion of any loss recognized on a sale or exchange of Shares of a Fund will be disallowed to the extent other Shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of the sale or exchange; in that event, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.
Holders of Creation Units. A person who purchases Shares of a Fund by exchanging securities for a Creation Unit generally will recognize capital gain or loss equal to the difference between the market value of the Creation Unit and the person’s aggregate basis in the exchanged securities, adjusted for any Balancing Amount paid or received. A shareholder who redeems a Creation Unit generally will recognize gain or loss to the same extent and in the same manner as described in the immediately preceding paragraph.
Miscellaneous. Backup Withholding. A Fund must withhold and remit to the U.S. Treasury 24% of dividends and capital gain distributions otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the social security or other taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
Additional Tax. An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays and net gains realized on the sale or redemption of Shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Basis Determination. A shareholder who wants to use the average basis method for determining basis in Shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different IRS-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Fund shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.
You may also be subject to state and local taxes on Fund distributions and dispositions of Shares.
Non-U.S. Shareholders. “A “non-U.S. shareholder” is an investor that, for federal tax purposes, is a nonresident alien individual, a foreign corporation or a foreign estate or trust. Except where discussed otherwise, the following disclosure assumes that a non-U.S. shareholder’s ownership of Shares is not effectively connected with a trade or business conducted by such non-U.S. shareholder in the United States and does not address non-U.S. shareholders who are present in the United States for 183 days or more during the taxable year. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Withholding. Dividends paid by a Fund to non-U.S. shareholders will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income (other than “qualified
Direxion Shares ETF Trust Prospectus	80

interest income” or “qualified short-term capital gains,” as described below). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation’s earnings and profits attributable to such dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. See the discussion of backup withholding under “Miscellaneous” above.
Exemptions from Withholding. In general, federal income tax will not apply to gain realized on the sale or other disposition of Shares or to any Fund distributions reported as capital gain dividends, short-term capital gain dividends, or interest-related dividends.
“ Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” a Fund realizes (generally, the excess of a Fund’s net short-term capital gain over long-term capital loss for a taxable year, computed with certain adjustments). “Interest-related dividends” are dividends that are attributable to “qualified net interest income” from U.S. sources. Depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as short-term capital gain dividends and interest-related dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for the exemption, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as a short-term capital gain dividend or an interest-related dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. As discussed more fully in the Funds' SAI under “Taxes,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. Non-U.S. shareholders should consult their own tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
More information about taxes is available in the Funds' SAI.
Additional Information
The Trust enters into contractual arrangements with various parties, which may include, among others, the Funds' investment adviser, custodian, and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index Licensors
FTSE/Russell Indices. The Direxion Russell Large Over Small Cap ETF, Direxion Russell Small Over Large Cap ETF, Direxion Russell 1000® Value Over Growth ETF, Direxion Russell 1000® Growth Over Value ETF, Direxion FTSE Russell US Over International ETF and the Direxion FTSE Russell International Over US ETF are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Direxion Russell Large Over Small Cap ETF, Direxion Russell Small Over Large Cap ETF, Direxion Russell 1000® Value Over Growth ETF, Direxion Russell 1000® Growth Over Value ETF, Direxion FTSE Russell US Over International ETF and the Direxion FTSE Russell International Over US ETF or any member of the public regarding the advisability of investing in securities generally or in the Direxion
81	Direxion Shares ETF Trust Prospectus

Russell Large Over Small Cap ETF, Direxion Russell Small Over Large Cap ETF, Direxion Russell 1000® Value Over Growth ETF, Direxion Russell 1000® Growth Over Value ETF, Direxion FTSE Russell US Over International ETF and the Direxion FTSE Russell International Over US ETF particularly or the ability of the Russell 1000® Growth/Value 150/50 Net Spread Index, Russell 1000® Value/Growth 150/50 Net Spread Index, Russell 1000®/Russell 2000® 150/50 Net Spread Index, Russell 2000®/Russell 1000® 150/50 Net Spread Index, and the Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index and the FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 1000® Growth/Value 150/50 Net Spread Index, Russell 1000® Value/Growth 150/50 Net Spread Index, Russell 1000®/Russell 2000® 150/50 Net Spread Index, Russell 2000®/Russell 1000® 150/50 Net Spread Index, and the Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index and the FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 1000® Growth/Value 150/50 Net Spread Index, Russell 1000® Value/Growth 150/50 Net Spread Index, Russell 1000®/Russell 2000® 150/50 Net Spread Index, Russell 2000®/Russell 1000® 150/50 Net Spread Index, and the Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index and the FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index is based. Russell’s only relationship to the Trust is the licensing of certain trademarks and trade names of Russell and of the Russell 1000® Growth/Value 150/50 Net Spread Index, Russell 1000® Value/Growth 150/50 Net Spread Index, Russell 1000®/Russell 2000® 150/50 Net Spread Index, Russell 2000®/Russell 1000® 150/50 Net Spread Index, and the Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index and the FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index which is determined, composed and calculated by Russell without regard to the Trust or Direxion Russell Large Over Small Cap ETF, Direxion Russell Small Over Large Cap ETF, Direxion Russell 1000® Value Over Growth ETF, Direxion Russell 1000® Growth Over Value ETF, Direxion FTSE Russell US Over International ETF and the Direxion FTSE Russell International Over US ETF. Russell is not responsible for and has not reviewed the Trust or Direxion Russell Large Over Small Cap ETF, Direxion Russell Small Over Large Cap ETF, Direxion Russell 1000® Value Over Growth ETF, Direxion Russell 1000® Growth Over Value ETF, Direxion FTSE Russell US Over International ETF and the Direxion FTSE Russell International Over US ETF nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 1000® Growth/Value 150/50 Net Spread Index, Russell 1000® Value/Growth 150/50 Net Spread Index, Russell 1000®/Russell 2000® 150/50 Net Spread Index, Russell 2000®/Russell 1000® 150/50 Net Spread Index, and the Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index and the FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Direxion Russell Large Over Small Cap ETF, Direxion Russell Small Over Large Cap ETF, Direxion Russell 1000® Value Over Growth ETF, Direxion Russell 1000® Growth Over Value ETF, Direxion FTSE Russell US Over International ETF and the Direxion FTSE Russell International Over US ETF.
RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 1000® GROWTH/VALUE 150/50 NET COST INDEX, RUSSELL 1000® VALUE/GROWTH 150/50 NET COST INDEX, RUSSELL 1000®/RUSSELL 2000® 150/50 NET COST INDEX, RUSSELL 2000®/RUSSELL 1000® 150/50 NET COST INDEX, RUSSELL 1000®/FTSE ALL-WORLD EX US 150/50 NET SPREAD INDEX, AND THE FTSE ALL-WORLD EX US/RUSSELL 1000® 150/50 NET SPREAD INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OF IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, INVESTORS, OWNERS OF THE DIREXION RUSSELL LARGE OVER SMALL CAP ETF, DIREXION RUSSELL SMALL OVER LARGE CAP ETF, DIREXION RUSSELL 1000® VALUE OVER GROWTH ETF, AND THE DIREXION RUSSELL 1000® GROWTH OVER VALUE ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 1000® GROWTH/VALUE 150/50 NET COST INDEX, RUSSELL 1000® VALUE/GROWTH 150/50 NET COST INDEX, RUSSELL 1000®/RUSSELL 2000® 150/50 NET COST INDEX, RUSSELL 2000®/RUSSELL 1000® 150/50 NET COST INDEX, RUSSELL 1000®/FTSE ALL-WORLD EX US 150/50 NET SPREAD INDEX, AND THE FTSE ALL-WORLD EX US/RUSSELL 1000® 150/50 NET SPREAD INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 1000® GROWTH/VALUE 150/50 NET COST INDEX, RUSSELL 1000® VALUE/GROWTH 150/50 NET COST INDEX, RUSSELL 1000®/RUSSELL 2000® 150/50 NET COST INDEX, RUSSELL 2000®/RUSSELL 1000® 150/50 NET COST INDEX, RUSSELL 1000®/FTSE ALL-WORLD EX US 150/50 NET SPREAD INDEX, AND THE FTSE ALL-WORLD EX US/RUSSELL 1000® 150/50 NET SPREAD INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
MSCI Indices. The underlying indices for the Direxion MSCI USA Cyclicals Over Defensives ETF, Direxion MSCI USA Defensives Over Cyclicals ETF, Direxion MSCI Emerging Over Developed Markets ETF, and the Direxion MSCI Developed Over Emerging Markets ETF are the MSCI Emerging Markets IMI -EAFE IMI 150/50 Return Spread Index, MSCI EAFE IMI-Emerging Markets IMI 150/50 Return Spread Index, MSCI USA Cyclical Sectors-USA Defensive Sectors 150/50 Return Spread Index, and the MSCI USA Defensive Sectors-USA Cyclical Sectors 150/50 Return Spread Index, respectively. The MSCI Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the “MSCI Parties”). The MSCI Indices are the exclusive property of MSCI. MSCI and the MSCI Indices names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Trust. None of the MSCI Parties
Direxion Shares ETF Trust Prospectus	82

makes any representation or warranty, express or implied, to the issuer or shareholders of the MSCI Funds or any other person or entity regarding the advisability of investing in funds generally or in the MSCI Funds particularly or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the MSCI Funds or the issuer or shareholders of the MSCI Funds or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties are responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the MSCI Funds to be issued or in the determination or calculation of the equation by or the consideration into which the MSCI Funds is/are redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the MSCI Funds or any other person or entity in connection with the administration, marketing or offering of the MSCI Funds.
Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the MSCI Funds, shareholders of the MSCI Funds, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of, or in connection with, any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to the MSCI Indices and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
83	Direxion Shares ETF Trust Prospectus

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of the Funds for the periods indicated. The information set forth below was audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds' financial statements, is included in the Annual shareholder report, which is available upon request and incorporated by reference into the Funds' SAI. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/Period
Direxion FTSE Russell International Over US ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.93	0.93	2.75	3.68	(0.71)	–	–	(0.71)	$52.97
Direxion FTSE Russell US Over International ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.53	0.56	9.79	10.32	(0.43)	–	–	(0.43)	$59.89
Direxion MSCI Developed Over Emerging Markets ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.84	0.85	7.08	7.92	(0.86)	–	(0.08)	(0.94)	$56.98
Direxion MSCI Emerging Over Developed Markets ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.33	0.33	0.34	0.67	(0.36)	–	(0.06)	(0.42)	$50.25
Direxion MSCI USA Cyclicals Over Defensives ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.57	0.60	12.65	13.22	(0.51)	–	–	(0.51)	$62.71
Direxion MSCI USA Defensives Over Cyclicals ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.84	0.84	1.48	2.32	(0.80)	–	–	(0.80)	$51.52
Direxion Russell 1000® Growth Over Value ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.26	0.28	11.48	11.74	(0.19)	–	–	(0.19)	$61.55
Direxion Russell 1000® Value Over Growth ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.71	0.71	4.81	5.52	(0.41)	–	–	(0.41)	$55.11
Direxion Russell Large Over Small Cap ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.58	0.60	10.25	10.83	(0.43)	–	–	(0.43)	$60.40
Direxion Russell Small Over Large Cap ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.38	0.38	2.01	2.39	(0.24)	–	–	(0.24)	$52.15
Direxion Shares ETF Trust Prospectus	84

Financial Highlights  (continued)
			RATIOS TO AVERAGE NET ASSETS[5]						Portfolio Turnover Rate[7]
	Total Return[4]	Net Assets, End of Year/Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]
Direxion FTSE Russell International Over US ETF
For the Period January 16, 2019[8] through October 31, 2019	7.38%	$14,566	0.45%	0.63%	2.29%	0.45%	0.63%	2.29%	5%
Direxion FTSE Russell US Over International ETF
For the Period January 16, 2019[8] through October 31, 2019	20.69%	$14,972	0.52%	0.69%	1.19%	0.45%	0.62%	1.26%	0%
Direxion MSCI Developed Over Emerging Markets ETF
For the Period January 16, 2019[8] through October 31, 2019	15.94%	$15,670	0.48%	0.69%	1.98%	0.45%	0.66%	2.01%	0%
Direxion MSCI Emerging Over Developed Markets ETF
For the Period January 16, 2019[8] through October 31, 2019	1.33%	$13,819	0.45%	0.67%	0.83%	0.45%	0.67%	0.83%	2%
Direxion MSCI USA Cyclicals Over Defensives ETF
For the Period January 16, 2019[8] through October 31, 2019	26.51%	$23,515	0.51%	0.69%	1.23%	0.45%	0.63%	1.29%	2%
Direxion MSCI USA Defensives Over Cyclicals ETF
For the Period January 16, 2019[8] through October 31, 2019	4.64% [9]	$14,169	0.45%	0.66%	2.10%	0.45%	0.66%	2.10%	6%
Direxion Russell 1000® Growth Over Value ETF
For the Period January 16, 2019[8] through October 31, 2019	23.50%	$29,236	0.49%	0.61%	0.56%	0.45%	0.57%	0.60%	13%
Direxion Russell 1000® Value Over Growth ETF
For the Period January 16, 2019[8] through October 31, 2019	11.06%	$31,687	0.46%	0.59%	1.69%	0.45%	0.58%	1.70%	0%
Direxion Russell Large Over Small Cap ETF
For the Period January 16, 2019[8] through October 31, 2019	21.70%	$15,100	0.50%	0.67%	1.29%	0.45%	0.62%	1.34%	0%
Direxion Russell Small Over Large Cap ETF
For the Period January 16, 2019[8] through October 31, 2019	4.80%	$14,341	0.45%	0.62%	0.93%	0.45%	0.62%	0.93%	4%
[1]	Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.
[3]	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.
[4]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.
[5]	For periods less than a year, these ratios are annualized.
[6]	Net expenses include effects of any reimbursement/waiver or recoupment.
[7]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.
[8]	Commencement of operations.
[9]	The Fund's total return includes voluntary reimbursement by the Adviser for a realized loss on a trading error. Had this reimbursement not been made to the Fund, total return would have been 0.16% lower.
85	Direxion Shares ETF Trust Prospectus

Prospectus
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More Information on the Direxion Shares ETF Trust
Statement of Additional Information (“SAI”):
The Funds' SAI contains more information on each Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Funds' reports will provide additional information on the Funds' investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period.
To Obtain the SAI or Fund Reports Free of Charge:
Write to:	Direxion Shares ETF Trust
1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File Number: 811-22201

Direxion Shares ETF Trust
Statement of Additional Information
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(866) 476-7523
www.direxion.com
The Direxion Shares ETF Trust (“Trust”) is an investment company that offers shares of a variety of exchange-traded funds to the public. The shares of the funds offered in this Statement of Additional Information (“SAI”) are listed and traded on the NYSE Arca, Inc. This SAI relates to the funds listed below (each, a “Fund” and collectively, the “Funds”).
Direxion Russell 1000® Value Over Growth ETF (RWVG)
Direxion Russell 1000® Growth Over Value ETF (RWGV)
Direxion Russell Large Over Small Cap ETF (RWLS)
Direxion Russell Small Over Large Cap ETF (RWSL)
Direxion MSCI USA Cyclicals Over Defensives ETF (RWCD)
Direxion MSCI USA Defensives Over Cyclicals ETF (RWDC)
Direxion MSCI Emerging Over Developed Markets ETF (RWED)
Direxion MSCI Developed Over Emerging Markets ETF (RWDE)
Direxion FTSE Russell US Over International ETF (RWUI)
Direxion FTSE Russell International Over US ETF (RWIU)
There is no assurance that a Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
This SAI, dated February 28, 2020, is not a prospectus. It should be read in conjunction with the Funds' prospectus dated February 28, 2020 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.
February 28, 2020

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Direxion Shares ETF Trust
The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 124 separate series or “Funds.”
Each Fund seeks to provide investment results, before fees and expenses, which correspond to the performance of an underlying index.
Shares of each Fund (“Shares”) are issued and redeemed at net asset value per share (“NAV”) only in large blocks called “Creation Units.” The Shares offered in this SAI are listed and traded on the NYSE Arca, Inc. (the “Exchange”).
Creation Units are issued and redeemed in-kind for securities and an amount of cash or entirely cash, in each case at the discretion of Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”). Shares cannot be purchased from, and are not redeemable securities of, each Fund, except when aggregated in Creation Units. Therefore, most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded shares. Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 25,000 Shares, as discussed in the “Purchases and Redemptions” section below.
There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.
Classification of the Funds
Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value ("NAV") may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.
Exchange Listing and Trading
The Shares are listed and traded on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) the value of the underlying index is no longer calculated or available; (iii) a Fund's underlying index no longer meets various liquidity and other metrics as required by the Exchange’s continued listing standards; or (iv)such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
As is the case with other publicly listed securities, when Shares of a Fund are bought or sold through a broker, an investor may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund or an investor’s equity interest in a Fund.
The trading prices of each Fund’s shares in the secondary market generally differ from each Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Rafferty Asset Management, LLC ("Rafferty" or "Adviser") may, from time to time, make payments to certain market makers in the Trust’s shares pursuant to an Exchange authorized program.
In order to provide additional information regarding the value of Shares of a Fund, the Exchange, a market data vendor or other information provider, disseminates an Intraday Optimized Portfolio Value (“IOPV”) for each Fund. Each Fund’s IOPV is expected to be disseminated every 15 seconds during the regular trading hours of the Exchange. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio holdings of a Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, nor responsible for, the calculation or dissemination of the IOPV and make no representations or warranty as to its accuracy.
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Investment Policies and Techniques
Each Fund seeks investment results, before fees and expenses, that track the performance of an underlying index as noted below:
Fund	Underlying Index
Direxion Russell 1000® Value Over Growth ETF	Russell 1000® Value/Growth 150/50 Net Spread Index
Direxion Russell 1000® Growth Over Value ETF	Russell 1000® Growth/Value 150/50 Net Spread Index
Direxion Russell Large Over Small Cap ETF	Russell 1000®/Russell 2000® 150/50 Net Spread Index
Direxion Russell Small Over Large Cap ETF	Russell 2000®/Russell 1000® 150/50 Net Spread Index
Direxion MSCI USA Cyclicals Over Defensives ETF	MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index
Direxion MSCI USA Defensives Over Cyclicals ETF	MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index
Direxion MSCI Emerging Over Developed Markets ETF	MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index
Direxion MSCI Developed Over Emerging Markets ETF	MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index
Direxion FTSE Russell US Over International ETF	Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index
Direxion FTSE Russell International Over US ETF	FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index
Each Fund’s investment objective is a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval.
Subject to the limitations described in the “Investment Restrictions” section, each Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s investment objective.
This section provides a description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in an exchange-traded fund ("ETF") is that its returns will fluctuate and you could lose money.
Asset-Backed Securities
A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Bank Obligations
Money Market Instruments. A Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). A Fund also may invest in high quality, short-term, corporate debt obligations, including variable
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rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.
A Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.
Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.
Corporate Debt Securities
A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance.
On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. Also in 2017, the Alternative Reference Rates Committee, a group of
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large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
The Federal Reserve Bank of New York began publishing SOFR in April 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress.
Various financial industry groups have begun planning for the transition from LIBOR to SOFR (or another new benchmark), but there are obstacles to converting certain longer term securities and transactions. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Among other negative consequences, the transition away from LIBOR could:
•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives in which a Fund may invest;
•	Require extensive negotiations of and/or amendments to agreements and other documentation governing LIBOR-linked investments products;
•	Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fall back” provisions that provide for an alternative reference rate in the event of LIBOR’s unavailability; or
•	Cause a Fund to incur additional costs in relation to any of the above factors.
The risks associated with the above factors are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market and the depth of the market for investments based on alternative reference rates. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
Equity Securities
Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.
Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.
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Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Foreign Securities
A Fund may have both direct and indirect exposure to foreign securities through investments in publicly traded securities such as stocks and bonds, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of the imposition of exchange controls. The prices of such securities may be more volatile than those of U.S. securities. There maybe also be the possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting currencies in connection with purchases and sales of foreign securities.
Non-U.S. stocks markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchanges rates may also affect the earning power and asset value of the foreign entity issuing a security, even on denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing, but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Asia-Pacific Countries. In addition to the risks associated with foreign and emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments
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in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well-capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on a Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in a Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation, a rising unemployment rate, and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption. For example, the Brazilian Federal Police conducted a criminal investigation into corruption allegations, known as Operation Car Wash, which led to charges against high level politicians and corporate executives and resulted in substantial fines for some of Brazil’s largest companies. This has had a widespread political and economic impact and may continue to affect negatively the country and the reputation of Brazilian companies connected with the investigation, and therefore, the trading price of securities
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issued by those companies. While the economy of Brazil has enjoyed substantial economic growth in recent years, there can be no guarantee that this growth will continue.
China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; (vii) differences in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers; and (viii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism.
For over three decades, the Chinese government has been reforming economic and market practice and has been providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possible return to the completely centrally planned economy that existed prior to 1978. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. These and other factors may decrease the value and liquidity of a Fund's investments. The Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration of global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market.
There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with significant operations in China as well as PCAOB-registered auditing firms in China. Currently, the SEC and PCAOB are only able to get limited information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China. These restrictions may result in the unavailability of material information about the Chinese issuers.
In January 2020, in response to the ongoing “trade war,” the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time.
China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted other than through licenses granted by the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses. Each license permits investment in A-shares only up to a specified quota.
Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The nature and duration of such a market disruption or the impact that it may have on the A-Share market are unknown. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.
The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a Fund’s intended scope of investment.
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The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.
Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading.
Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the EU (referred to as “Brexit”). The referendum introduced significant uncertainties and instability in the financial markets as the UK negotiated its exit from the EU. The UK officially left the EU on January 31, 2020, with a transitional period set to end on December 31, 2020. During this period, the UK effectively remains in the EU’s custom union and single market and continues to obey EU rules. However, the UK is no longer part of the political institutions. The effects of Brexit will depend on any agreement the UK makes to retain access to the EU Common Market either during the transitional period or more permanently and whether the UK enters into any trade deals with other countries, such as the United States. Brexit could lead to legal and tax uncertainty
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and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may negatively affect the City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit would likely create additional economic stresses for the UK, including the potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment.
Brexit may also have a destabilizing impact on the EU to the extent that other member states similarly seek to withdraw from the EU. Any further exits from the EU would likely cause additional market disruptions globally and introduce new legal and regulatory uncertainties.
India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by a Fund. The securities markets in India are comparatively underdeveloped with some exceptions and consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. The limited liquidity of the Indian securities market may also affect a Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track its underlying index.
The Indian government exercises significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objectives of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of a Fund’s portfolio and result in extreme volatility in the prices of Indian securities. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss for a Fund.
Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before a Fund can make investments in Indian companies. Foreign investors in India still face burdensome taxes on investments in income producing securities.
While the Indian economy has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, a Fund’s holdings are expected to experience correlated fluctuations. Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy. Agriculture occupies a prominent position in the Indian economy, therefore, it may be negatively affected by adverse weather conditions and the effects of global climate change. These and other factors may decrease the value and liquidity of a Fund's investments.
Italy. Investment in Italian issuers involves risks that are specific to Italy, including, regulatory, political, currency, and economic risks. Italy’s economy is dependent upon external trade with other economies—specifically Germany, France and other Western European developed countries. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the EU and could potentially lead to default. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. Italy has been warned by the Economic and Monetary Union of the EU to reduce its public spending and debt and actions by Italy to cut spending or increase taxes in response could have significant adverse effects on the Italian economy. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating and could decrease outside investment in Italian companies. High amounts of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.
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Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. In December 2019, Japan’s government approved a fiscal stimulus package of nearly $120 billion in order to stimulate its slowing economy, which has been negatively affected by decreased demand from China and by recent political conflicts with South Korea. Japan is heavily dependent on exports and foreign oil and may be adversely affected by higher commodity prices, trade tariffs, protectionist measures, competition from emerging economies, and the economic conditions of its trading partners, such as China. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. The risks of natural disaster of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor markets may negatively impact Japan’s economic competitiveness.
South Korea. South Korean investments may be significantly affected by events influencing its economy, which is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchanges rates and government regulation, and vulnerable to downturns of the world economy, particularly with respects to its four largest export markets (the EU, Japan, United States, and China). South Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. The South Korean economy’s long-term challenges include an aging population, inflexible labor market, and overdependence on exports to drive economic growth. Relations with North Korea could also have as significant impact on the economy of South Korea. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Armed conflict between North Korea and South Korea could have a severe adverse impact on the South Korean economy and its securities markets.
Latin America. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. The governments of certain countries in Latin America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Latin America. Some countries in Latin America may be affected by public corruption and crime, including organized crime. Certain countries in Latin America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Latin America in which a Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund may be adversely affected if it invests in such issuers. Certain Latin American countries may also have managed currencies, which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. Dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Mexico. Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, and economic risks. In the past, Mexico has experienced high interest rates, economic volatility, significant devaluation of its currency
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(the peso), and high unemployment rates. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Additionally, a high level of foreign investment in Mexican assets may increase Mexico’s exposure to risks associated with changes in international investor sentiment. In 2018, the United States, Mexico and Canada signed the United States-Mexico-Canada Agreement (“USMCA”), which replaces the current North American Free Trade Agreement among the three countries. USMCA has been ratified by the United States and Mexico, and it has been introduced in the Canada Parliament for implementation. The adoption of USMCA may have a significant impact on Mexico’s economy and, consequently, the value of the securities held by a Fund.
The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic component of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. Because commodities such as oil and gas, minerals and metals represent a large portion of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. Mexico’s economy has also become increasingly manufacturing-oriented. Because Mexico’s top export is automotive vehicles, its economy is strongly tied to the U.S. automotive market, and changes to certain segments in the U.S. market could have an impact on the Mexican economy. The automotive industry and other industrial products can be highly cyclical, and companies in these industries may suffer periodic operating losses. These industries can also be significantly affected by labor relations and fluctuating component prices. The agricultural and mining sectors of Mexico’s economy also account for a large portion of its exports, and Mexico is susceptible to fluctuations in the price and demand for agricultural products and natural resources. In addition, Mexico has privatized or has begun the process of privatization of certain entities and industries, and some investors have suffered losses due to the inability of the newly privatized entities to adjust to a competitive environment and changing regulatory standards.
Mexico has been destabilized by local insurrections, social upheavals and drug-related violence. Additionally, violence near border areas, border-related political disputes, and other social upheaval may lead to strained international relations. Mexico has also experienced contentious and very closely decided elections. Changes in political parties and other political events may affect the economy and contribute to additional instability. Recurrence of these or similar conditions may adversely impact the Mexican economy.
Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political, economic, and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western business investment continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to a Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Funds.
As a result of continuing political tensions and armed conflicts, including the conflict between Ukraine and Russia, the United States and the EU imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s investments.
Depositary Receipts
To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depository receipts are receipts, typically
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issued by a financial institution, with evidence of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S. a Fund may avoid certain risks related to investing in foreign securities in non-U.S. markets, however, ADRs do not eliminate all risks inherent in investing in the securities of foreign issuers.
EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities, in which a Fund may invest. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.
Foreign Currencies
A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.
The value of a Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, a Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation
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in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.
Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Futures Contracts, Options, and Other Derivative Strategies” section below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, a Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security.
A Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). See “Dividends, Other Distributions and Taxes.”
Each Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a commodity pool operator (“CPO”).
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency
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it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although a Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.
Risks of currency forward contracts. The successful use of these transactions will usually depend on the Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by a Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or
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in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Hybrid Instruments
A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Illiquid Investments and Restricted Securities
Each Fund may purchase and hold illiquid investments. A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid.
The term “illiquid investments” for this purpose means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Rafferty, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid
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for purposes of this 15% limitation under a Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, Rafferty will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with a Fund’s liquidity risk management program.
A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”), or Rafferty, under Board-approved guidelines, has determined are liquid. Each Fund currently does not anticipate investing in such restricted securities. However, to the extent that a Fund does invest in such restricted securities, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund could adversely affect the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.
Indexed Securities
A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.
Inflation Protected Securities
Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise
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due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. A Fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
Junk Bonds
A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”
Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.
Mortgage-Backed Securities
A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by FHLMC are guaranteed as to timely payment of principal and interest only by FHLMC.
The Federal Housing Finance Agency (“FHFA”) mandated that Fannie Mae® and Freddie Mac® cease issuing their own mortgage-backed securities and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS" in 2019. Each UMBS has a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the
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securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS issued by Ginnie Mae®, which are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily, or entirely, of principal payments generally is unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-sponsored entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Municipal Obligations
A Fund may invest in municipal obligations. Municipal securities are fixed-income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax exempt securities are generally classified by their source of payment. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.
Futures Contracts, Options, and Other Derivative Strategies
Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (“reference assets”) and may relate to stocks bonds, interest rates, credit currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain long or short exposure to the value of a reference asset without actually owning or selling the instrument. Examples of derivative instruments include futures contracts, swap agreements, options, options on futures contracts and forward currently contracts.
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Each Fund may enter into derivatives instruments which may include futures contracts, forward contracts, options on currencies, commodities, indices, or futures contracts and swaps which provide long and short exposure to reference assets. Derivatives may be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests in non-derivative instruments. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
The use of derivative instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition, a Fund’s ability to use derivative instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”
Under current CFTC regulations, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Pursuant to a claim for exemption filed with the National Futures Association, the Funds are not deemed to be commodity pool operators or commodity pools under the Commodity Exchange Act ("CEA").
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operation and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivative transactions and/or increase the costs of such derivative transactions such that a Fund may be unable to implement its investment strategy.
In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with derivative instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivative instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
Special Risks. The use of derivative instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular derivative instruments are described in the sections that follow.
(1) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(2) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.
(3) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.
Cover. Transactions using derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, the Bank of New York Mellon ("BNYM"), in the prescribed amount as determined daily.
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Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Futures Contracts. A Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts as a substitute for a comparable market position in the underlying security or index, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.
Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.
The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Certain futures contracts are cash-settled, meaning the futures contract obligates the seller to deliver (and purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
Whether a Fund realizes a gain/loss from futures activities depends generally upon the movements in the underlying reference asset (generally a commodity, currency, security or index). The extent of a Fund’s loss from an unhedged short position in a futures contract is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment.
Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to, or greater than, the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to a Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular
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debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.
Risks of futures contracts. A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. A Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. If a Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
A purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract. There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.
Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
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In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Forward Contracts. Each Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and may have terms greater than seven days, forward contracts may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® and other exchanges, as well as the OTC markets.
By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
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If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Composite Stock Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options on Futures Contracts. When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade.
Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
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If a Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Options on Futures Contracts. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Caps, Floors and Collars
A Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always, a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially, or entirely, offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. A Fund may be both a buyer and seller of these instruments. In addition, a Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.
Swap Agreements
A Fund may enter into swap and other derivatives to obtain exposure to an underlying asset without actually purchasing such asset. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on, or increase/decrease, in value of a particular dollar amount invested in a “basket” of securities representing a particular index or an ETF representing a particular index or group of securities.
Each Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, a Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. A Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator would decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if a Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by a Fund on the notional amount. However, unlike cash investments in the underlying assets, a Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, Rafferty may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. A Fund may also enter into swaps that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce
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the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its underlying index as it would if a Fund used only swaps on the underlying index. Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps.
Common Types of Swaps
A Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.
Other Financial Instruments. Other forms of swaps that a Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Mechanics of Swaps
Payments. Most swaps entered into by a Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. A Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to a Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
Counterparty Credit Risk. A Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless Rafferty believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap
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in the event of the default or bankruptcy of a swap counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swaps, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because, in a cleared swap, a clearing organization becomes substituted for each counterparty to a cleared swap. The clearing organization takes on the obligations of each side of the swap and a Fund would only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Upon entering into a cleared swap, a Fund may be required to deposit with its futures commission merchant an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the clearing organization that clears the trade). This amount is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the subsequent payments. The subsequent payment also includes the daily portion of the periodic payment stream.
Termination and Default Risk. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Swap Regulation
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While a Fund is not directly subject to these requirements, where a Fund’s counterparty is subject to the requirements, uncleared swaps between a Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless a Fund is in default on its obligations to the swap counterparty.
In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). At this time, the initial collateral rules do not apply to a Fund’s swap trading relationships. However, the rules are being implemented on a phased basis, and it is possible that in the future, the rules could apply to the Funds. In the event that the rules apply, they would impose significant costs on a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Rafferty’s ability to manage a Fund, may impair a Fund’s ability to achieve its investment objective and/or may result in reduced returns to a Fund’s investors.
Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution f standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by a Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made
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to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to a Fund may not be sufficient to cover all the amounts due to a Fund and the Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Funds, if a Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.
Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by a Fund or may be received by a Fund in accordance with collateral controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional amounts to the Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If a Fund has a loss of less than the collateral amount, the excess collateral is returned to a Fund. If a Fund has a gain, the full collateral amount and the amount of the gain is paid to a Fund.
Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to correctly predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.
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Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s swap transactions. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of a Fund’s identity as intended. Certain IRS positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.
Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by a Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which a Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional collateral requirements with respect to a Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain requirements on uncleared swaps in the near future, which are likely to impose higher collateral requirements on uncleared swaps.
Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher collateral requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory
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changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of a Fund’s investments and cost of doing business.
Other Investment Companies
Each Fund may invest in the securities of other investment companies, including open- and closed-end funds and ETFs. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations.
Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock.
Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) and (B) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Funds' shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by a Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Also, to the extent that an ETF has exemptive relief under Section 12(d)(1)(J), a Fund may rely on that exemptive relief to exceed the limits imposed by Section 12(d)(1)(A).
Shares of another investment company or ETF that has received exemptive relief from the SEC to permit other funds to invest in its shares without these limitations are excluded from such restrictions to the extent that a Fund has complied with the requirements of such orders. To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.
Exchange-Traded Products. Each Fund may invest in Exchange Traded Products (“ETPs”), which include ETFs, partnerships, commodity pools or trusts that are bought and sold on a securities exchange. ETPs and ETNs trade like stocks on a securities exchange at market price rather than NAV and, as a result, ETP and ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund may also invest in exchange-traded notes (“ETNs”), which are structured debt securities, whereby the issuer of the ETN promises to pay ETN holders the return on an index or market segment over a certain period of time and then return the principal of the investment at maturity. Whereas ETPs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Therefore, ETNs are subject to the credit risk of the issuer of the ETN, which is different than other ETPs. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Most ETPs and ETNs are designed to track a particular market segment or index, although an ETP or ETN may be actively managed. ETPs and ETNs share expenses associated with their operation, typically including advisory fees and other management expenses. When a Fund invests in an ETP or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETP’s or ETN’s expenses. ETPs and ETNs trade like stocks on a securities exchange at market prices rather than NAV and as a result ETP or ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The risks of owning an ETP or ETN generally reflect the risks of owning the underlying securities the ETP or ETN is designed to track, although lack of liquidity in an ETP or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETP or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETP or ETN.
Additionally, a Fund may invest in swap agreements referencing ETFs. If a Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the same index as a Fund.
Money Market Funds. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In October 2016, the SEC implemented amendments to money market fund regulations (“Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency
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for money market fund investors. In general, the Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also implemented additional diversification, stress testing, and disclosure measures. The Amendments represented significant departures from the traditional operation of money market funds. Any impact on the trading and value of money market instruments may negatively affect a Fund’s yield and return potential.
Passive Investment Risk
Each Fund is not actively managed and Rafferty does not attempt to take defensive positions under any market conditions, including declining markets.
Real Estate Companies
A Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or have at least 50% of their respective assets in such real estate. Such investments include common stocks (including real estate investment trust shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.
Real Estate Investment Trusts (“REITs”)
A Fund may make investments in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Repurchase Agreements
A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.
A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.
Reverse Repurchase Agreements
A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain
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a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.
Securities Lending
Each Fund may lend portfolio securities to certain borrowers that Rafferty determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned, marked to market daily. Borrowers continuously secure their obligations to return securities on loan from a Fund by depositing any combination of short-term U.S. government securities and cash as collateral with a Fund. No securities loan will be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by a Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received) or such lower limit as set by Rafferty or the Board. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. A Fund may also receive such fees on “special” loans that are cash-collateralized. Any cash collateral may be reinvested in money market funds. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee. However, such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return of cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund could experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its investment of cash collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income.
Short Sales
A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund will also incur transactions costs when conducting short sales.
Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.
A Fund will incur a loss as a result of a short sales or short exposure to reference assets utilizing derivatives if the price of the security or reference asset increases between the date of the short sale or exposure and the date on which a Fund replaces the borrowed security or terminates the derivatives providing short exposure. A Fund will realize a gain if the price of a security or reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale or derivatives that provide short exposure.
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U.S. Government Securities
A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities. U.S. government securities include U.S. Treasury obligations, which includes U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury obligations are backed by the full faith and credit of the United States.
U.S. government securities also include obligations issued by U.S. government agencies and instrumentalities (“GSEs”) that are backed by the full faith and credit of the U.S. government (such as securities issued or guaranteed by the Federal Housing Administration, Ginnie Mae®, the Export-Import Bank of the United States, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration).
Also, U.S. government securities include securities that are guaranteed by U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government (such as Fannie Mae®, Freddie Mac®, or the Federal Home Loan Banks). These U.S. government-sponsored entities, although chartered and sponsored by the U.S. Congress, are not guaranteed, nor insured, by the U.S. government. They are supported only by the credit of the issuing agency, instrumentality or corporation.
Since 2008, Fannie Mae® and Freddie Mac® have been in conservatorship and have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. The MBS purchase programs technically ended in 2010 but the U.S. Treasury has continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012 and other governmental entities have provided significant support to Fannie Mae® and Freddie Mac®. There is no guarantee, however, that they will continue to do so. An FHFA stress test suggested that in a “severely adverse scenario” additional Treasury support of between $42.1 billion and $77.6 billion (depending on the treatment of deferred tax assets) might be required. Since then Congress has permanently reduced the corporate income tax rate from 35% to 21% starting January 1, 2018. This reduction could cause a substantial net loss and net worth deficit for the year in which the legislation is enacted. Should they experience such a net worth deficit, they could be required to draw additional funds from the U.S. Treasury to avoid being placed in receivership. Accordingly, no assurance can be given that Fannie Mae® and Freddie Mac® will remain successful in meeting their obligations with respect to the debt and MBSs that they issue.
In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Nevertheless, discussions among policymakers have continued as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. In September 2019, the U.S. Treasury released its plan to reform the housing finance system, which includes reforms to Fannie Mae® and Freddie Mac®. The impact of these reforms are not yet known. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations related to certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Congress is currently considering several pieces of legislation that would reform GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.
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U.S. Government Sponsored Enterprises (“GSEs”)
GSE securities are securities issued by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae® and Freddie Mac®, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.
When-Issued Securities
A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.
Zero-Coupon, Payment-In-Kind and Strip Securities
A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.
An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.
A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.
Other Investment Risks and Practices
Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing
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investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for shareholders will be reduced.
A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.
As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.
Under current pronouncements, certain obligations under futures contracts, forward contracts and swap agreements to the extent that a “covers” its obligations as discussed in the “Futures Contracts, Options, and Other Derivatives Strategies” section will not be considered a “senior security” and, therefore, will not be subject to the 300% asset coverage requirements otherwise applicable to borrowings.
Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover will vary. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose terms-to-maturity at the time of acquisition were less than 397 days, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have remaining terms-to-maturity of less than 397 days. In any given period, all of a Fund’s investments may have remaining terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate calculated with all securities whose terms-to-maturity were less than 397 days is anticipated to be unusually high.
High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders resulting from its distributions of increased net capital gains, if any, recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.
Correlation and Tracking Risk
Several factors may affect a Fund's ability to track the performance of its underlying index. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) less than all of the securities in the underlying index being held by a Fund and securities not included in the underlying index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as other investment companies, including ETFs, futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads; (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; and (7) disruptions and illiquidity in the markets for securities or derivatives held by a Fund.
While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its underlying index. A Fund may use a combination of swaps on its underlying index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of its underlying index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that a Fund invests in swaps that use an ETF as a reference asset, a Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its underlying index as it would if a Fund used swaps that utilized an underlying index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce a Fund’s return.
Cybersecurity Risk
Since the use of technology has become more prevalent in the course of business, the Funds may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional
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events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or a Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Funds. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or the Funds' Adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause a Fund to violate applicable privacy and other laws. The Funds' service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since a Fund does not directly control the cybersecurity systems of the issuers of securities in which each Fund invests or the Funds' third party service providers (including the Funds' transfer agent and custodian).
Investment Restrictions
The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders’ meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays), or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.
Each Fund may not:
1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4.	Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. However, each Fund that tracks an underlying index will only concentrate its investment in a particular industry or group of industries to approximately the same extent as its underlying index is so concentrated.
5.	Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
6.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.
7.	Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.
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Portfolio Transactions and Brokerage
Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.
In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in a Fund's underlying index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement to always seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.
Rafferty may use research and services provided to it by brokers in servicing a Fund; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and may reduce the amount of research or services otherwise provided to a Fund by Rafferty, the receipt of such information and these services does not reduce the investment advisory fee paid by a Fund.
Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
Aggregate brokerage commissions paid by each of the Funds for the fiscal periods shown are set forth in the tables below:
Direxion Russell 1000® Value Over Growth ETF	Brokerage Fees Paid
January 16, 2019* - October 31, 2019	$1,917
*	Commencement of Operations

Direxion Russell 1000® Growth Over Value ETF	Brokerage Fees Paid
January 16, 2019* - October 31, 2019	$1,560
*	Commencement of Operations

Direxion Russell Large Over Small Cap ETF	Brokerage Fees Paid
January 16, 2019* - October 31, 2019	$389
*	Commencement of Operations

Direxion Russell Small Over Large Cap ETF	Brokerage Fees Paid
January 16, 2019* - October 31, 2019	$813
*	Commencement of Operations

Direxion MSCI USA Cyclicals Over Defensives ETF	Brokerage Fees Paid
January 16, 2019* - October 31, 2019	$2,107
*	Commencement of Operations

Direxion MSCI USA Defensives Over Cyclicals ETF	Brokerage Fees Paid
January 16, 2019* - October 31, 2019	$535
*	Commencement of Operations

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Direxion MSCI Emerging Over Developed Markets ETF	Brokerage Fees Paid
January 16, 2019* - October 31, 2019	$210
*	Commencement of Operations

Direxion MSCI Developed Over Emerging Markets ETF	Brokerage Fees Paid
January 16, 2019* - October 31, 2019	$389
*	Commencement of Operations

Direxion FTSE Russell US Over International ETF	Brokerage Fees Paid
January 16, 2019* - October 31, 2019	$561
*	Commencement of Operations

Direxion FTSE Russell International Over US ETF	Brokerage Fees Paid
January 16, 2019* - October 31, 2019	$302
*	Commencement of Operations
Portfolio Holdings Information
A Fund’s portfolio holdings are disclosed on the Funds' website at www.direxion.com each day the Funds are open for business. In addition, disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
The portfolio composition file (“PCF”), which contains portfolio holdings information, and the IOPV, which contains certain pricing information related to a Fund’s portfolio holdings, are also made available daily, including to the Funds' service providers to facilitate the provision of services to the Funds and to certain other entities as necessary for transactions in Creation Units. Such entities include: (i) National Securities Clearing Corporation (“NSCC”) members; (ii) subscribers to various fee-based services, including entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market; (iii) investors that have entered into an “Authorized Participant Agreement” with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”); and (iv) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management including personnel of the Adviser and the Funds' distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
In addition, the Funds' Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) a Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the nonpublic information. In this regard, from time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request such information. The CCO shall report any disclosures made pursuant to this exception to the Board.
Management of the Trust
The Board of Trustees
The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.
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Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees.”) The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.
The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Funds' investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds' compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.
The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds' compliance program.
Board Structure and Related Matters
Independent Trustees constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds' independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of series overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of series in the complex.
The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 124 portfolios within the Trust, 14 portfolios within the Direxion Funds and no portfolios within the Direxion Insurance Trust. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Funds and the Direxion Insurance Trust.
The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.
The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Funds and Direxion Insurance Trust, the other registered investment companies in the Direxion mutual fund complex. Rafferty is also the sole owner of Direxion Advisors, LLC ("Direxion"), investment adviser to certain of the Funds in the Trust. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019.
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Interested Trustee
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 51	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	138	None.
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	138	None.
John A. Weisser Age: 78	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	138	Director until December 2016: The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

41

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	138	None.
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	138	None.
Henry W. Mulholland Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990-2015, most recently as Managing Director and Head of Equities for Americas.	138	None.
Kathleen M. Berkery(3) Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010-2017 as Financial Advisor	138	None.
(1)	Mr. O’Neill is affiliated with Rafferty and Direxion because he owns a beneficial interest in Rafferty.
(2)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
(3)	Ms. Berkery was elected as a Trustee on November 26, 2019.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty and Direxion. Mr. O’Neill was the Managing Director of Rafferty from 1999 through January 2019 and Managing Director of Direxion from its inception in November 2017 through January 2019.
Gerald E. Shanley III: Mr. Shanley has extensive audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.
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John A. Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.
David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.
Jacob C. Gaffey: Mr. Gaffey has extensive experience with providing investment banking and valuation services to various companies. Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.
Henry W. Mulholland: Mr. Mulholland has extensive experience with equity trading, risk management, equity market structure as well as managing regulatory and compliance matters.
Kathleen M. Berkery: Ms. Berkery has extensive experience with estate planning, estate administration, fiduciary income taxation, financial planning, finance, as well as business sales and development, and marketing.
Board Committees
The Trust has an Audit Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey, and Mulholland and Ms. Berkery. The members of the Audit Committee are Independent Trustees. The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met three times during the Trust’s most recent fiscal year.
The Trust also has a Nominating and Governance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery, each of whom is an Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met four times during the Trust’s most recent fiscal year.
The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Shanley, Driscoll, Gaffey and Mulholland and Ms. Berkery. The members of the Qualified Legal Compliance Committee are Independent Trustees of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:
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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007-April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 46	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 43	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011	General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.
				N/A	N/A
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The following table shows the amount of equity securities owned in the Fund and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2019:
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Dollar Range of Equity Securities Owned:	Interested Trustee:	Independent Trustees:
	Daniel D. O’Neill	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey	Henry W. Mulholland	Kathleen M. Berkery
Direxion Russell 1000® Value Over Growth ETF	$0	$0	$0	$0	$0	$0	$0
Direxion Russell 1000® Growth Over Value ETF	$0	$0	$0	$0	$0	$0	$0
Direxion Russell Large Over Small Cap ETF	$0	$0	$0	$0	$0	$0	$0
Direxion Russell Small Over Large Cap ETF	$0	$0	$0	$0	$0	$0	$0
Direxion MSCI USA Cyclicals Over Defensives ETF	$0	$0	$0	$0	$0	$0	$0
Direxion MSCI USA Defensives Over Cyclicals ETF	$0	$0	$0	$0	$0	$0	$0
Direxion MSCI Emerging Over Developed Markets ETF	$0	$0	$0	$0	$0	$0	$0
Direxion MSCI Developed Over Emerging Markets ETF	$0	$0	$0	$0	$0	$0	$0
Direxion FTSE Russell US Over International ETF	$0	$0	$0	$0	$0	$0	$0
Direxion FTSE Russell International Over US ETF	$0	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000	$0	$1-$10,000	$0	$0	$0	$0
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 97 of the 124 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The Trust’s Trust Instrument provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended October 31, 2019:
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Name of Person, Position	Aggregate Compensation From the Trust(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustee
Daniel D. O’Neill	$0	$0	$0	$0
Independent Trustees
Gerald E. Shanley III	$100,000	$0	$0	$133,333
John A. Weisser	$100,000	$0	$0	$133,333
David L. Driscoll	$100,000	$0	$0	$133,333
Jacob C. Gaffey	$100,000	$0	$0	$133,333
Henry W. Mulholland	$100,000	$0	$0	$133,333
Kathleen M. Berkery(3)	$0	$0	$0	$0
(1)
Trustee compensation is allocated across the operational Funds of the Trust based on the proportion of the Fund’s net assets to the total net assets of the operational Funds of the Trust.
(2)
For the fiscal year ended October 31, 2019, Trustees’ fees and expenses in the amount of $500,000 were incurred by the Trust.
(3)
Ms. Berkery was elected to the Board of Trustees on November 26, 2019 and therefore did not receive any compensation from the Direxion Family of Investment Companies for the fiscal year ended October 31, 2019.
Principal Shareholders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.
As of February 1, 2020, the following shareholders were considered to be either a principal shareholder or control person of the Funds:
Direxion Russell 1000® Value Over Growth ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	The Goldman Sachs Group, Inc.	DE	44.89%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	UBS Americas Inc.	DE	26.62%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	N/A	N/A	13.33%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	6.67%	Record
Direxion Russell 1000® Growth Over Value ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
TD Ameritrade Clearing LLC 1005 N Ameritrade Place Bellevue, NE 68005	TD Ameritrade Online Holdings Corporation	DE	31.75%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	21.27%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	19.42%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	14.00%	Record
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Direxion Russell Large Over Small Cap ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	25.00%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	24.96%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	22.50%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	N/A	N/A	14.50%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	11.57%	Record
Direxion Russell Small Over Large Cap ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	40.00%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	Credit Suisse (USA), Inc.	DE	25.00%	Record
BOFA Securities, Inc. Bank of America Corporate Center, 100 North Tryon Street Charlotte, NC 28255	N/A	N/A	15.85%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	9.42%	Record
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	5.00%	Record
Direxion MSCI USA Cyclicals Over Defensives ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	N/A	N/A	22.22%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	N/A	N/A	22.22%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	22.02%	Record
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	10.54%	Record
Charles Schwab & Co. 2423 E Lincoln Drive Phoenix, AZ 85016	N/A	N/A	8.17%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	5.50%	Record
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Direxion MSCI USA Defensives Over Cyclicals ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	25.00%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	JPMorgan Chase & Co.	DE	25.00%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	UBS Americas Inc.	DE	25.00%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	N/A	N/A	22.50%	Record
Direxion MSCI Emerging Over Developed Markets ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	25.00%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	24.90%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	21.54%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	N/A	N/A	20.00%	Record
Direxion MSCI Developed Over Emerging Markets ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	25.00%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	Credit Suisse (USA), Inc.	DE	25.00%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	JPMorgan Chase & Co.	DE	25.00%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	N/A	N/A	19.89%	Record
Direxion FTSE Russell US Over International ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	25.00%	Record
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	UBS Americas Inc.	DE	25.00%	Record
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	23.52%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	N/A	N/A	12.50%	Record
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Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	12.50%	Record
Direxion FTSE Russell International Over US ETF
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
UBS Securities LLC 480 Washington Blvd Jersey City, NJ 07310	UBS Americas Inc.	DE	25.00%	Record
Citigroup Global Markets, Inc. 700 Red Brook Blvd Suite 300 Owings Mills, MD 21117	Citigroup Financial Products Inc.	DE	25.00%	Record
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	N/A	N/A	18.22%	Record
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive Morrisville, NC 27560	N/A	N/A	17.50%	Record
J.P. Morgan Chase Bank 14201 Dallas Parkway Dallas, TX 75254	N/A	N/A	12.49%	Record
In addition, as of February 1, 2020, the Trustees and Officers as a group owned less than 1% of the outstanding shares of each Fund.
Investment Adviser
Rafferty, 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019, provides investment advice to the Funds. Rafferty was organized as a New York limited liability company in June 1997. Michael Rafferty and Kathleen Rafferty Hay control Rafferty through their ownership in Rafferty Holdings, LLC and Daniel D. O’Neill controls Rafferty through his ownership in Minakian Partners, LLC.
Under an Investment Advisory Agreement (“Advisory Agreement”) between Rafferty and the Trust, on behalf of each Fund dated August 13, 2008, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.
The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund in compliance with the 1940 Acton November 22, 2018. After an initial approval period of two years, the Advisory Agreement is renewable with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable upon a 60-day written notice either by the Trust or Rafferty.
Under the Advisory Agreement, each Fund pays Rafferty 0.40% at an annualized rate based on a percentage of each Fund's average daily net assets.
Effective June 28, 2019, Rafferty has entered into an Operating Services Agreement with the Funds. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee rate paid to Rafferty by each Fund, has contractually agreed to pay all Fund expenses as long as it is the advisor to the Funds, other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses such as indemnification and litigation or other expenses outside the typical day-to-day operations of the Funds. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
Prior to June 28, 2019, Rafferty was party to an Operating Expense Limitation Agreement with the Funds. Under this Operating Expense Limitation Agreement, Rafferty contractually agreed to waive all or a portion of its management fee and/or to
49

reimburse each Fund for Other Expenses incurred during the period in which the Operating Expense Limitation Agreement was in effect (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) to the extent that each Fund’s Total Annual Fund Operating Expenses exceed a specified amount. Any expense waiver or reimbursement was subject to recoupment by the Adviser within the following three years only if a Fund’s Total Annual Fund Operating Expenses fell below the lesser of the applicable percentage limitation and any percentage limitation in place at the time of the waiver.
The tables below show the advisory fees and operating services fees incurred by each of the Funds, the total amount of fees waived and/or reimbursed by Rafferty prior to June 28, 2019, and the total amount of fees paid to Rafferty by each of the Funds for the fiscal year ended October 31.
Direxion Russell 1000® Value Over Growth ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
January 16, 2019(1) - October 31, 2019	$75,501	$23,938	$4,676	$56,239

Direxion Russell 1000® Growth Over Value ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
January 16, 2019(1) - October 31, 2019	$79,381	$24,608	$4,876	$59,649

Direxion Russell Large Over Small Cap ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
January 16, 2019(1) - October 31, 2019	$48,720	$20,611	$2,732	$30,841

Direxion Russell Small Over Large Cap ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
January 16, 2019(1) - October 31, 2019	$47,292	$20,412	$2,636	$29,516

Direxion MSCI USA Cyclicals Over Defensives ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
January 16, 2019(1) - October 31, 2019	$55,335	$24,511	$3,455	$34,279

Direxion MSCI USA Defensives Over Cyclicals ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
January 16, 2019(1) - October 31, 2019	$44,213	$23,764	$2,409	$22,858

Direxion MSCI Emerging Over Developed Markets ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
January 16, 2019(1) - October 31, 2019	$44,079	$23,877	$2,339	$22,541

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Direxion MSCI Developed Over Emerging Markets ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
January 16, 2019(1) - October 31, 2019	$46,762	$24,083	$2,582	$25,261

Direxion FTSE Russell US Over International ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
January 16, 2019(1) - October 31, 2019	$48,315	$20,956	$2,534	$29,893

Direxion FTSE Russell International Over US ETF	Advisory fee incurred	Fees waived and expenses absorbed by advisor (Prior to 6/28/19)	Operating Services Fees Incurred (Effective 6/28/19)	Total fees paid to (waived by) Adviser
January 16, 2019(1) - October 31, 2019	$45,951	$20,534	$2,416	$27,833
Pursuant to the Management Services Agreement, Rafferty performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust’s contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers as requested or as deemed necessary; and other services that are described in the Management Services Agreement. For these services, the Trust pays to Rafferty a fee at the annual rate of 0.026% on the first $10 billion of the aggregate average daily net assets of the Funds in the Trust and 0.024% on the aggregate net assets above $10 billion. This Management Services Agreement was paid by the Funds prior to June 28, 2019. The Operating Services Agreement described above now covers all such expenses.
The tables below show the Management Services Fees paid by each Fund prior to June 28, 2019:
Direxion Russell 1000® Value Over Growth ETF	Management Fees Paid
January 16, 2019* - June 28, 2019	$2,436
*	Commencement of Operations

Direxion Russell 1000® Growth Over Value ETF	Management Fees Paid
January 16, 2019* - June 28, 2019	$2,582
*	Commencement of Operations

Direxion Russell Large Over Small Cap ETF	Management Fees Paid
January 16, 2019* - June 28, 2019	$1,718
*	Commencement of Operations

Direxion Russell Small Over Large Cap ETF	Management Fees Paid
January 16, 2019* - June 28, 2019	$1,676
*	Commencement of Operations

Direxion MSCI USA Cyclicals Over Defensives ETF	Management Fees Paid
January 16, 2019* - June 28, 2019	$1,771
*	Commencement of Operations

Direxion MSCI USA Defensives Over Cyclicals ETF	Management Fees Paid
January 16, 2019* - June 28, 2019	$1,595
*	Commencement of Operations

Direxion MSCI Emerging Over Developed Markets ETF	Management Fees Paid
January 16, 2019* - June 28, 2019	$1,622
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*	Commencement of Operations

Direxion MSCI Developed Over Emerging Markets ETF	Management Fees Paid
January 16, 2019* - June 28, 2019	$1,670
*	Commencement of Operations

Direxion FTSE Russell US Over International ETF	Management Fees Paid
January 16, 2019* - June 28, 2019	$1,794
*	Commencement of Operations

Direxion FTSE Russell International Over US ETF	Management Fees Paid
January 16, 2019* - June 28, 2019	$1,703
*	Commencement of Operations
Rafferty shall not be liable to the Trust or any Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Funds' distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.
Portfolio Managers
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
In addition to the Funds, Mr. Brigandi and Mr. Ng manage the following other accounts as of October 31, 2019:
Accounts	Total Number of Accounts	Total Assets (In Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	94	$13.3	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
Rafferty manages no other accounts with investment objectives similar to those of the Funds. In addition, two or more funds advised by Rafferty may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions. Generally, due to the nature of the various Funds advised by Rafferty, if a Fund with a leveraged investment objective increases in value, the performance of a Fund with an inverse or an inverse leveraged investment objective will decrease in value and vice versa. Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.
Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.
The investment team’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees
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of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.
Mr. Brigandi and Mr. Ng did not own any shares of the Funds as of October 31, 2019.
Proxy Voting Policies and Procedures
The Board has adopted policies and procedures with respect to voting proxies (the “Proxy Policy”) related to portfolio securities of the Funds. Pursuant to these policies and procedures the Board of the Trust has delegated responsibility for voting such proxies to the Adviser, subject to the Board’s continuing oversight.
The Proxy Policy is intended to protect shareholder interests and comply with applicable state and federal corporate and securities laws. It applies to any voting rights with respect to securities held in accounts of the Funds. To assist the Adviser in its responsibility for voting proxies and administering the overall proxy voting process, the Adviser has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P.; a leading U.S. middle market private equity firm. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues monthly reports which are reviewed by the Adviser to assure proxies are being voted properly. The Adviser and ISS also perform checks on a quarterly basis to match the voting activity with available shareholder meeting information. ISS’ management meets on a regular basis to discuss its approach to new developments and amendments to existing proxy voting guidelines (the “Guidelines”). Information on such developments and amendments are then provided to the Adviser.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests and rights. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues and factors considered when resolving proxy issues in the Guidelines include, but are not limited to:
•	Election of Directors – considering all factors such as director qualifications, term of office and age limits.
•	Proxy Contests – considering factors such as voting nominees in contested elections and reimbursement of expenses.
•	Election of Auditors – considering factors such as independence and reputation of the auditing firm.
•	Proxy Contest Defenses – considering factors such as board structure and cumulative voting.
•	Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.
•	Capital Structure – considering factors such as common stock authorization and stock distributions.
•	Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.
•	State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.
•	Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.
•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.
•	Social and Corporate Responsibility Issues – considering factors such as social, environmental, and labor issues.
A full description of the Guidelines and voting policy is maintain by the Adviser, and a complete copy of the Guidelines is available without charge, upon request by calling the Adviser at (866) 476-7523.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Funds' shareholders and the Adviser, the Distributor or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly-traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Adviser to monitor potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines.
Proxy Voting Recordkeeping
The Adviser, with the assistance of ISS, maintains for a period of at least five years, a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Funds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Adviser at (866) 476-7523 or on the SEC’s website at http://www.sec.gov.
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Fund Administrator, Fund Accounting Agent, Transfer Agent and Custodian
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds' administrator. The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, serves as the Funds' transfer agent, and custodian. Rafferty also performs certain administrative services for the Funds.
Pursuant to a Fund Administration Servicing Agreement between the Trust and USBFS, USBFS provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays USBFS a fee based on the Trust’s total average daily net assets. USBFS also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust to USBFS pursuant to the Fund Administration Servicing Agreement for the fiscal years indicated are set forth in the table below.
Fees paid to the Administrator
Year Ended October 31, 2019*	$2,019,812
Pursuant to a Fund Accounting Agreement between the Trust and BNYM, BNYM provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these accounting services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual per fund fee, subject to certain negotiated fee waivers. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses. The amount of fees paid by the Trust pursuant to the Fund Accounting Agreement for the fiscal years indicated are set forth in the table below.
Fees paid to the Fund Accounting Agent
Year Ended October 31, 2019*	$1,847,466
Pursuant to a Custody Agreement, BNYM serves as the custodian of a Fund’s assets. The custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses. The amount of fees paid by the Trust pursuant to the Custody Agreement for the fiscal years indicated are set forth in the table below.
Fees paid to the Custodian
Year Ended October 31, 2019*	$1,096,678
Pursuant to a Transfer Agency and Service Agreement between the Trust and BNYM, BNYM provides the Trust with transfer agency services, which includes Creation and Redemption Unit order processing. As compensation for these transfer agency services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual complex fee. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above. The amount of fees paid by the Trust pursuant to the Transfer Agency and Service Agreement for the fiscal years indicated are set forth in the table below.
Fees paid to the Transfer Agent
Year Ended October 31, 2019*	$1,287,942
*Effective June 28, 2019, certain of the Funds in the Trust became party to the Operating Services Agreement and as a result, the Adviser assumed responsibility for paying those Funds’ portion of the fees due to USBFS and BNYM from the Trust.
Securities Lending
Each Fund has entered into a Securities Lending Authorization Agreement with BNYM (the “Securities Lending Agreement”) whereby BNYM will be the Lending Agent for each Fund. Each Fund retains a portion of the securities lending income and remits the remaining portion to BNYM as compensation for its services as securities lending agent. Securities lending income is generally equal to the net income earned from the reinvestment of cash collateral after payment of cash collateral fees, and any fees or other payments from borrowers of securities.
BNYM acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. BNYM determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNYM ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to a Fund’s relevant account on the date such amounts are delivered by the borrower to BNYM. BNYM receives and holds, on a Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNYM marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and
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receives and delivers collateral in order to maintain the value of the collateral at no less than 102% of the market value of the loaned securities. At the termination of the loan, BNYM returns the collateral to the borrower upon the return of the loaned securities to BNYM. BNYM invests cash collateral in accordance with the Securities Lending Agreement. BNYM maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to a Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. Each Fund shall receive the net securities lending revenue based on the securities lent from its holdings. A Fund may also pay custodial fees and other expenses associated with a loan.
As of October 31, 2019, the dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each Fund were as follows:
Fees and/or Compensation for Securities Lending Activities and Related Services
Fund Name	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from the Revenue Split	Fees Paid for any Cash Collateral Manage- ment Service (Including Fees Deducted from a Pooled Cash Collateral Reinvest- ment Vehicle) that are not Included in the Revenue Split	Admin- istrative Fees not Included in the Revenue Split	Indem- nification Fees not Included in the Revenue Split	Borrower Rebates	Other Fees not Included in the Revenue Split (specify)	Aggregate Fees/ Comp- ensation for Securities Lending Activities	Net Income from Securities Lending Activities
Direxion Russell 1000® Value Over Growth ETF	$6	$-	$-	$-	$-	$5	$-	$5	$1
Direxion Russell 1000® Growth Over Value ETF	$21	$-	$-	$-	$-	$19	$-	$19	$2
Direxion Russell Large Over Small Cap ETF	$3,241	$115	$-	$-	$-	$2,858	$-	$2,973	$268
Direxion Russell Small Over Large Cap ETF	$53,285	$2,217	$-	$-	$-	$45,818	$-	$48,035	$5,250
Direxion MSCI USA Cyclicals Over Defensives ETF	$650	$45	$-	$-	$-	$482	$-	$527	$123
Direxion MSCI USA Defensives Over Cyclicals ETF	$915	$266	$-	$-	$-	$26	$-	$292	$623
Direxion MSCI Emerging Over Developed Markets ETF	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion MSCI Developed Over Emerging Markets ETF	$-	$-	$-	$-	$-	$-	$-	$-	$-
Direxion FTSE Russell US Over International ETF	$692	$24	$-	$-	$-	$606	$-	$630	$62
Direxion FTSE Russell International Over US ETF	$184	$8	$-	$-	$-	$159	$-	$167	$17
Distributor
Foreside Fund Services, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Funds for sale through the Distributor in Creation Units, as described below. The Distributor will not sell or redeem Shares in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays the Distributor for distribution-related services. For the fiscal year ended October 31, 2019, the Distributor received $1,092,816 as compensation from Rafferty for distribution services provided to the Trust, including the distribution services provided for the Funds. For the fiscal year ended October 31, 2019, Foreside did not receive any underwriting commission or discounts, compensation on redemptions and repurchases, or brokerage commissions from the Funds.
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The Adviser may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including each Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The Adviser had arrangements to make payments based on an annual fee for its services, as well as based on the average daily assets held by Schwab customers in certain funds managed by the Adviser, for services other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote select funds managed by the Adviser, to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of those funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser from its own resources and not from the assets of funds managed by the Adviser. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by each Fund, other ETFs advised by the Adviser or other exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other funds managed by the Adviser.
Distribution Plan
Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds' principal underwriter, and Rafferty may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, each Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Funds.
The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Funds. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made.
The Rule 12b-1 Plan permits payments to be made by each Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Rule 12b-1 Plan authorizes payments by each Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”), 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, is the independent registered public accounting firm for the Trust.
Legal Counsel
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.
Determination of Net Asset Value
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated. The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but a Fund is not open for business.
A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price or settlement price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the
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mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.
For purposes of determining NAV per share of a Fund, options and futures contracts are valued based on market quotations or the last sales or settlement price of the exchange on which an asset trades. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued. A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day a share price is calculated.
For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).
OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.
Dividend income and other distributions are recorded on the ex-distribution date.
Illiquid securities, securities for which reliable quotations or pricing services are not readily available, all other assets not valued in accordance with the foregoing principles or for which pricing information is deemed unreliable, or to the Adviser’s knowledge, does not reflect a significant event occurring in the market, the security or asset will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.
Additional Information Concerning Shares
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on April 23, 2008, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series of class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Trust Instrument confers upon the Broad of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of a Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
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The Trust Instrument disclaims liability of the shareholders of the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification from the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants
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or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
Purchases and Redemptions
The Trust issues and redeems Shares of each Fund only in aggregations of Creation Units. The number of Shares of a Fund that constitute a Creation Unit for each Fund and the value of such Creation Unit as of each Fund’s inception were 25,000 and $1,250,000, respectively.
See “Purchase and Issuance of Creation Units” and “Redemption of Creation Units” below for more information about transacting in the Shares. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of each Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board for any other reason.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined above), of an order in proper form.
Creation Units of Shares may be purchased only by or through an Authorized Participant by depositing a basket of securities and/or cash with a Fund. The consideration for purchase of a Creation Unit of Shares of a Fund consists of either cash or the Deposit Securities (defined below) that may be a representative sample of the securities in a Fund's underlying index, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposits”). The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities and the NAV of the Creation Unit(s) being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. BNYM or Rafferty makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each security (“Deposit Securities”) to be included in a current Creation Unit purchase (based on information at the end of the previous Business Day) for a Fund. The identity and number of shares of the Deposit Securities required for a Creation Unit will change from time to time. Each Fund reserves the right to permit or require the substitution of an amount of cash –i.e., a “cash in lieu” amount – to be added to the Balancing Amount to replace any Deposit Security that may not be available in sufficient quantity for delivery, eligible for transfer through the clearing process (discussed below) or the Federal Reserve System or eligible for trading by an Authorized Participant or the investor for which it is acting. For such custom orders, “cash in lieu” may be added to the Balancing Amount. You must also pay a Transaction Fee, as described in the Prospectus, in cash.
The identity and number of shares of the Deposit Securities required for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by Rafferty with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index or may be a representative sample of the securities in a Fund's underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to Rafferty on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by a Fund, or resulting from stock splits and other corporate actions. In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Creation Unit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of a Fund, will be made available.
An Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described in the Prospectus. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant
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with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Enhanced Clearing Process,” or (ii) outside the Enhanced Clearing Process, being referred to herein as the “Manual Clearing Process”.
A purchase order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Purchases through the Enhanced Clearing Process
To purchase or redeem through the Enhanced Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Enhanced Clearing Process, in the Authorized Participant Agreement, the Participant authorizes the transfer agent to transmit to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the Portfolio Deposit and such additional information as may be required by the transfer agent or the Distributor.
Purchases through the Manual Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Enhanced Clearing Process must state that it is not using the Enhanced Clearing Process and that the purchase instead will be effected through a transfer of securities and cash either through the Federal Reserve System (for cash and U.S. government securities) or directly through DTC. Purchases (and redemptions) of Creation Units of a Fund settled outside the Enhanced Clearing Process will be subject to a higher Transaction Fee than those settled through the Enhanced Clearing Process. Purchase orders effected outside the Enhanced Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Enhanced Clearing Process. Those persons placing orders outside the Enhanced Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve System (for cash and U.S. government securities) by contacting the operations department of the broker or depository institution effectuating such transfer of the Portfolio Deposit.
Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a greater value than the NAV of the Shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than two Business Days following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. A list of local holidays in the foreign countries or markets relevant to the international funds is set forth under “Regular Foreign Holidays” below.
Rejection of Purchase Orders
The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of each Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of each Fund; (b) the Deposit Securities delivered are not as specified by Rafferty and Rafferty has not
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consented to acceptance of an in-kind deposit that varies from the designated Deposit Securities; (c) acceptance of the purchase transaction order would have certain adverse tax consequences to a Fund; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase transaction order would otherwise, in the discretion of the Trust or Rafferty, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a “Cash Purchase Amount”, or the value of the Balancing Amount to accompany an in-kind deposit exceed a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian by 4:00 p.m. Eastern Time on the Transmittal Date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and Rafferty make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Generally, Creation Units of Shares are redeemed by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described above. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, redemption orders placed through an Authorized Participant may result in additional charges to such investor.
In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
The redemption proceeds for a Creation Unit consist of either cash or Redemption Securities on any Business Day, plus the Balancing Amount. BNYM or Rafferty makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each security (“Redemption Securities”) to be included in a current Creation Unit redemption (based on information at the end of the previous Business Day) for a Fund. The identity and number of shares of the Redemption Securities required for a Creation Unit redemption will change from time to time. For such custom orders, “cash in lieu” may be added to the Balancing Amount. You must also pay a Transaction Fee, described in the Prospectus, in cash. The redemption Transaction Fee is deducted from such redemption proceeds. The Redemption Securities may, at times, not be identical to Deposit Securities which are applicable to a purchase of Creation Units. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of a Fund securities but does not differ in NAV.
A Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund securities but does not differ in NAV.
The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
An Authorized Participant may place an order to redeem Creation Units (i) through the Enhanced Clearing Process as such processes have been enhanced to effect redemptions of Creation Units, or (ii) through the Manual Clearing Process.
Placement of Redemption Orders Using Enhanced Clearing Process
Orders to redeem Creation Units of each Fund through the Enhanced Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through
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the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
Placement of Redemption Orders outside the Enhanced Clearing Process
Orders to redeem Creation Units of each Fund outside the Enhanced Clearing Process must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Enhanced Clearing Process need not be an Authorized Participant, but such orders must state that the DTC Participant is not using the Enhanced Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC or the Federal Reserve System (for cash and U.S. government securities). A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of a Fund specified in such order, which delivery must be made through DTC or the Federal Reserve System to the custodian by the second Business Day following such Transmittal Date (“DTC Cut-Off Time”); and (iii) all other procedures set forth in the Authorized Participant Agreement must be properly followed.
After the transfer agent has deemed an order for redemption of a Fund’s shares outside the Enhanced Clearing Process received, the transfer agent will initiate procedures to transfer the requisite Redemption Securities, which are expected to be delivered within two Business Days, and the Balancing Amount minus the Transaction Fee. In addition, for redemptions honored in cash, the redeeming party will receive the “Cash Redemption Amount” by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the transfer agent. Due to the schedule of holidays in certain countries, however, the receipt of the Cash Redemption Amount may take longer than two Business Days following the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries or markets relevant to the international funds.
Continuous Offering
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.
Frequent Purchases and Redemptions
The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s
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shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, each Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses.
Transaction Fees
Transaction Fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee based upon the value of each Creation Unit also is applicable to each redemption transaction. The Transaction Fee applicable to the redemption of Creation Units will not exceed 2% of the value of the redemption proceeds.
Purchasers of Creation Units of a Fund for cash are required to pay an additional charge to compensate the Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional charge for cash purchases.
Transaction fees are imposed as described below.
Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Purchases and Redemptions*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Russell 1000® Value Over Growth ETF	$1,800	Up to 300% of NSCC Amount	$1,800	Up to 2.00%
Direxion Russell 1000® Growth Over Value ETF	$1,400	Up to 300% of NSCC Amount	$1,400	Up to 2.00%
Direxion Russell Large Over Small Cap ETF	$2,500	Up to 300% of NSCC Amount	$2,500	Up to 2.00%
Direxion Russell Small Over Large Cap ETF	$5,000	Up to 300% of NSCC Amount	$5,000	Up to 2.00%
Direxion MSCI USA Cyclicals Over Defensives ETF	$1,100	Up to 300% of NSCC Amount	$1,100	Up to 2.00%
Direxion MSCI USA Defensives Over Cyclicals ETF	$400	Up to 300% of NSCC Amount	$400	Up to 2.00%
Direxion MSCI Emerging Over Developed Markets ETF	$12,500	Up to 300% of NSCC Amount	$12,500	Up to 2.00%
Direxion MSCI Developed Over Emerging Markets ETF	$12,500	Up to 300% of NSCC Amount	$12,500	Up to 2.00%
Direxion FTSE Russell US Over International ETF	$12,500	Up to 300% of NSCC Amount	$12,500	Up to 2.00%
Direxion FTSE Russell International Over US ETF	$2,500	Up to 300% of NSCC Amount	$2,500	Up to 2.00%
*	As a percentage of the amount invested.
Regular Foreign Holidays
Each Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). A Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the international funds, in certain circumstances. The applicable holidays for certain foreign markets are listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.
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The dates from January 1, 2020 to December 31, 2020 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:
Australia	Austria	Belgium	Brazil	Canada	Chile	China
January 1 January 27 April 10 April 13 June 8 December 24 December 25 December 28 December 31	January 1 January 6 April 10 April 13 May 1 May 21 June 1 June 11 October 26 December 8 December 24 December 25 December 31	January 1 April 10 April 13 May 1 May 21 May 22 June 1 July 21 November 11 December 25	January 1 February 24 February 25 February 26 April 10 April 21 May 1 June 11 July 9 September 7 October 12 November 2 November 20 December 25	January 1 January 2 February 17 April 10 May 18 July 1 August 3 September 7 October 12 November 11 December 25 December 28	January 1 April 10 May 1 May 21 June 29 July 16 September 18 October 12 December 8 December 25	January 1
January 20
January 24
January 27
January 28
January 29
January 30
February 17
April 6
April 10
April 13
April 30
May 1
May 4
May 5
May 25
June 25
June 26
July 1
July 3
September 7
October 1
October 2
October 5
October 6
October 7
October 8
October 12
October 26
November 11
November 26
December 25

Colombia	Czech Republic	Denmark	Egypt	Finland	France	Germany
January 1 January 6 March 23 April 9 April 10 May 1 June 15 June 22 June 29 July 20 August 7 August 17 October 12 November 2 November 16 December 8 December 24 December 25	January 1 April 10 April 13 May 1 May 8 July 6 September 28 October 28 November 17 December 24 December 25	January 1 April 9 April 10 April 13 May 1 May 8 May 21 May 22 June 1 June 5 December 24 December 25 December 31	January 1 January 7 April 19 April 20 May 24 May 25 July 30 July 23 August 2 August 19 October 6 October 28	January 1 January 6 April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31	January 1 April 10 April 13 May 1 May 8 May 21 June 1 July 14 November 11 December 25	January 1 April 10 April 13 May 1 June 1 December 24 December 25 December 31

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Greece	Hong Kong	Hungary	India	Indonesia	Ireland	Israel
January 1 January 6 March 2 March 25 April 10 April 13 April 17 April 20 May 1 June 8 October 28 December 24 December 25	January 1
January 19
January 24
January 27
January 28
January 29
January 30
February 1
April 6
April 9
April 10
April 13
April 26
April 29
April 30
May 1
May 4
May 5
May 9
June 25
June 26
June 28
June 30
July 1
September 27
October 1
October 2
October 5
October 6
October 7
October 8
October 10
October 23
October 26
December 24
December 25
	December 31	January 1 April 10 April 13 May 1 June 1 August 20 August 21 August 29 October 23 December 12 December 24 December 25 December 31	February 19 February 21 March 10 March 25 April 1 April 2 April 6 April 10 April 14 May 1 May 7 May 25 October 2 October 30 November 14 November 16 November 30 December 25	January 1 March 25 April 10 May 1 May 7 May 21 May 22 May 25 May 26 May 27 June 1 July 31 August 17 August 20 October 29 December 24 December 25 December 31	January 1 January 20 February 17 April 10 April 13 May 1 May 8 May 25 July 3 July 4 August 31 October 12 November 11 November 26 December 24 December 25 December 28 December 31	March 10 April 8 April 9 April 12 April 13 April 14 April 15 April 28 April 29 May 29 July 30 September 20 September 27 September 28 October 4 October 5 October 6 October 7 October 8

Italy	Japan	Malaysia	Mexico	Morocco	Netherlands	New Zealand
January 1 April 10 April 13 May 1 December 24 December 25 December 31	January 1 January 2 January 3 January 13 February 11 February 24 March 20 April 29 May 4 May 5 May 6 July 23 July 24 August 10 September 21 September 22 November 3 November 23 December 31	January 1 January 24 January 27 May 1 May 7 May 11 May 25 May 26 July 31 August 20 August 31 September 16 October 29 December 25	January 1 February 3 March 16 April 9 April 10 May 1 September 16 November 2 November 16 December 25	January 1 May 1 May 25 May 26 July 30 July 31 August 14 August 20 August 21 October 30 November 6 November 18	January 1 April 10 April 13 April 27 May 1 May 5 May 21 June 1 December 25	January 1 January 2 January 20 January 27 February 6 April 10 April 13 April 27 June 1 October 26 December 25 December 28

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Norway	Peru	Philippines	Poland	Portugal	Russia	Singapore
January 1 April 8 April 9 April 10 April 13 May 1 May 21 June 1 December 24 December 25 December 31	January 1 April 9 April 10 May 1 June 29 July 28 October 8 December 25	January 1 February 25 April 9 April 10 May 1 June 12 August 21 August 31 November 2 November 30 December 8 December 24 December 25 December 30 December 31	January 1 January 6 April 10 April 13 May 1 June 11 November 11 December 24 December 25 December 31	January 1 April 10 April 13 May 1 June 10 June 11 October 5 December 1 December 8 December 25	January 1 January 2 January 3 January 6 January 7 January 8 February 24 March 9 May 1 May 4 May 5 May 11 June 12 November 4	January 1 January 27 April 10 May 1 May 7 May 25 July 31 August 10 December 25

South Africa	South Korea	Spain	Sweden	Switzerland	Taiwan	Thailand
January 1 April 10 April 13 April 27 May 1 June 16 August 10 September 24 December 16 December 25	January 1 January 24 January 27 April 15 April 30 May 1 May 5 September 31 October 1 October 2 October 9 December 25 December 31	January 1 January 6 March 19 April 9 April 10 April 13 May 1 October 12 November 2 December 7 December 8 December 25	January 1 January 6 April 9 April 10 April 13 April 30 May 1 May 20 May 21 June 19 October 30 December 24 December 25 December 31	January 1 January 2 April 10 April 13 April 20 May 1 May 21 June 1 September 14 December 24 December 25 December 31	January 1 January 21 January 22 January 23 January 24 January 27 January 28 January 29 February 28 April 2 April 3 May 1 June 25 June 26 October 1 October 2 October 9	January 1 February 10 April 6 April 13 April 14 April 15 May 1 May 4 May 6 June 3 July 6 July 28 August 12 October 13 October 23 December 7 December 10 December 31

Turkey	United Kingdom
January 1 April 23 May 1 May 19 May 25 May 26 July 15 July 30 July 31 August 3 October 28 October 29	January 1 January 20 February 17 April 10 April 13 May 1 May 8 May 25 July 3 August 31 October 12 November 11 November 26 December 24 December 25 December 28 December 31
Dividends, Other Distributions and Taxes
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. Federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. While there are minor changes to the RIC rules, the Tax Act makes changes to the tax rules affecting shareholders and each Fund, including various investments that each Fund may make. Potential investors are urged to consult their own tax advisors for more detailed information.
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Dividends and other Distributions
As stated in the Prospectus, each Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discount, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share. Each Fund also distributes the excess of its net short-term capital gain over net long-term capital loss (“short-term gain”), if any, annually but may make more frequent distributions thereof if necessary to avoid federal income or excise taxes. Each Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this distribution policy, or postpone the payment of distributions, if a Fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.
Investors should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).
Taxes
Regulated Investment Company Status. Each Fund is treated as a separate entity for federal tax purposes and intends to qualify for treatment as a RIC. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.
To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income (“Distribution Requirement”) and 90% of its net exempt interest income and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying Income”): (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.
Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation a Fund uses, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more funds.
If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 21%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”)) if certain holding period and other requirements are met) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”) provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.
Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
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Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.
Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates applicable to QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.
Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing
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so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrecognized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the option. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures, or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may elect to accrue and include in income each taxable year a portion of the bonds’ market discount. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Income from REITs. A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount
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and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “who are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from a REIT the excess inclusion income of which exceeded 3% of the REIT’s dividends. A Fund will not invest directly in REMIC residual interests, and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
Each Fund may invest in REITs. REIT dividends and capital gain distributions are generally effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) qualified REIT dividends and (2) qualified publicly traded partnership income. Recently issued proposed regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of qualified publicly traded partnership income, but that pass-through is not currently available. As a result, an investor who investors directly in qualified publicly traded partnerships will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund that invests in qualified publicly traded partnerships currently will not.
Taxation of Shareholders.
Basis Election and Reporting. A shareholder’s basis in Shares of a Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to decide the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Foreign Account Tax Compliance Act (“FATCA”). As mentioned in the Prospectus, under FATCA “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. That withholding tax generally can be avoided, however, as discussed below.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.
Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described
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above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
* * * * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.
Capital Loss Carryforwards. As of October 31, 2019, the Funds had capital loss carryforwards available to offset future capital gains in the respective amounts, through the year indicated below:
	Utilized in Current Year	Capital Loss Expired	Unlimited Short-Term	Unlimited Long-Term
Funds
Direxion Russell 1000® Value Over Growth ETF	$—	$—	$1,457,993	$—
Direxion Russell 1000® Growth Over Value ETF	$—	$—	$715,417	$—
Direxion Russell Large Over Small Cap ETF	$—	$—	$406,373	$—
Direxion Russell Small Over Large Cap ETF	$—	$—	$—	$—
Direxion MSCI USA Cyclicals Over Defensives ETF	$—	$—	$260,886	$—
Direxion MSCI USA Defensives Over Cyclicals ETF	$—	$—	$1,210,243	$—
Direxion MSCI Emerging Over Developed Markets ETF	$—	$—	$28,455	$—
Direxion MSCI Developed Over Emerging Markets ETF	$—	$—	$272,571	$—
Direxion FTSE Russell US Over International ETF	$—	$—	$—	$—
Direxion FTSE Russell International Over US ETF	$—	$—	$23,318	$—
For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of capital losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Thereafter, capital losses carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. A Fund must use losses that do not expire before it uses losses that do expire and a Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and as noted above, would not be distributed as such to shareholders.
Financial Statements
The Funds' financial statements for the fiscal year ended October 31, 2019, are incorporated herein by reference from the Funds' Annual Report to Shareholders dated October 31, 2019.
To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the contact information listed below:
Write to:	Direxion Shares ETF Trust 1301 Avenue of the Americas (6th Avenue), 28th Floor New York, New York 10019
Call:	(866) 476-7523
By Internet:	www.direxion.com
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APPENDIX A
Description of Corporate Bond Ratings
Moody’s Investors Service and S&P Global Ratings are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.
Moody’s Investors Service – Global Long-Term Ratings
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non- standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service – National Scale Long-Term Ratings
Moody’ s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.
S&P Global Ratings – Long-Term Issue Credit Ratings*
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:
•	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. NR indicates that a rating has not been assigned or is no longer assigned.
Moody’s Investors Service – Municipal Short Term Debt and Demand Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings – Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings analysis will review the following considerations:
•	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.

D: 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s Investors Service – Global Short Term Rating Scale
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings –Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

DIREXION SHARES ETF TRUST
PART C
OTHER INFORMATION
Item 28. Exhibits
(a)	(i)	Certificate of Trust dated April 23, 2008 is herein incorporated by reference from the Direxion Shares ETF Trust’s (the “Trust”) Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on April 30, 2008.
	(ii)	Trust Instrument is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed on Form N-1A with the SEC on August 20, 2008.
(b)		Amended and Restated By-Laws dated February 14, 2019 is herein incorporated by reference from the Post-Effective Amendment No. 239 to the Trust’s Registration Statement filed on Form N-1A with the SEC on February 26, 2019.
(c)		Shareholders’ Rights are contained in Articles IV, V, VI, IX, and X of the Trust’s Trust Instrument and Articles V, VI, VII, VIII and IX of the Trust’s By-Laws.
(d)	(i)(A)	Investment Advisory Agreement between the Trust and Rafferty Asset Management, LLC (“RAM”) dated August 13, 2008 is herein incorporated by reference from the Post-Effective Amendment No. 171 to the Trust’s Registration Statement filed on Form N-1A with the SEC on October 19, 2016.
	(i)(B)	Amended Schedule A to the Investment Advisory Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 256 to the Trust’s Registration Statement filed on Form N-1A with the SEC on January 27, 2020.
	(i)(C)	Investment Advisory Agreement between the Trust and Direxion Advisors, LLC (“DAL”) dated November 21, 2017 is herein incorporated by reference from the Post-Effective Amendment No. 204 to the Trust’s Registration Statement filed on Form N-1A with the SEC on January 17, 2018.
	(i)(D)	Amended Schedule A to the Investment Advisory Agreement between the Trust and DAL is herein incorporated by reference from the Post-Effective Amendment No. 240 to the Trust’s Registration Statement filed on Form N-1A with the SEC on February 27, 2019.
(e)	(i)(A)	Distribution Agreement between the Trust and Foreside Fund Services, LLC (“Foreside”) dated March 31, 2009 is herein incorporated by reference from the Post-Effective Amendment No. 171 to the Trust’s Registration Statement filed on Form N-1A with the SEC on October 19, 2016.
	(i)(B)	Amended Appendix A to the Distribution Agreement is herein incorporated by reference from the Post-Effective Amendment No. 256 to the Trust’s Registration Statement filed on Form N-1A with the SEC on January 27, 2020.
	(ii)	Form of Authorized Participant Agreement is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed on Form N-1A with the SEC on August 20, 2008.
(f)		Bonus, profit sharing contracts – None.
(g)	(i)(A)	Form of Custody Agreement between the Trust and The Bank of New York (“BONY”) is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed on Form N-1A with the SEC on August 20, 2008.
	(i)(B)	Tenth Amended Schedule II to the Custody Agreement is herein incorporated by reference from the Post-Effective Amendment No. 133 to the Trust’s Registration Statement filed on Form N-1A with the SEC on June 3, 2015.
	(ii)	Custody Agreement between the Trust and U.S Bank National Association is herein incorporated by reference from the Post-Effective Amendment No. 89 to the Trust’s Registration Statement filed on Form N-1A with the SEC on September 16, 2013.
(h)	(i)(A)	Form of Transfer Agency and Service Agreement between the Trust and BONY is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed on Form N-1A with the SEC on August 20, 2008.

(i)(B)	Ninth Amended Appendix I to the Transfer Agency and Service Agreement is herein incorporated by reference from the Post-Effective Amendment No. 133 to the Trust’s Registration Statement filed on Form N-1A with the SEC on June 3, 2015.
(ii)	Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from the Post-Effective Amendment No. 89 to the Trust’s Registration Statement filed on Form N-1A with the SEC on September 16, 2013.
(iii)	Fund Administration Servicing Agreement between the Trust and U. S. Bancorp Fund Services, LLC is herein incorporated by reference from the Post-Effective Amendment No. 80 to the Trust’s Registration Statement filed on Form N-1A with the SEC on November 30, 2012.
(iv)(A)	Fund Accounting Agreement between the Trust and BONY is herein incorporated by reference from the Post-Effective Amendment No. 80 to the Trust’s Registration Statement filed on Form N-1A with the SEC on November 30, 2012.
(iv)(B)	Amended Exhibit A to the Fund Accounting Agreement between the Trust and BONY is herein incorporated by reference from the Post-Effective Amendment No. 133 to the Trust’s Registration Statement filed on Form N-1A with the SEC on June 3, 2015.
(v)	Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from the Post-Effective Amendment No. 89 to the Trust’s Registration Statement filed on Form N-1A with the SEC on September 16, 2013.
(vi)(A)	Advisory Fee Waiver Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 69 to the Trust’s Registration Statement filed on Form N-1A with the SEC on June 13, 2012.
(vi)(B)	Amended Schedule A to the Advisory Fee Waiver Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 247 to the Trust’s Registration Statement filed on Form N-1A with the SEC on September 13, 2019.
(vi)(C)	Advisory Fee Waiver Agreement between the Trust and DAL is herein incorporated by reference from the Post-Effective Amendment No. 204 to the Trust’s Registration Statement filed on Form N-1A with the SEC on January 17, 2018.
(vi)(D)	Amended Schedule A to the Advisory Fee Waiver Agreement between the Trust and DAL is herein incorporated by reference from the Post-Effective Amendment No. 240 to the Trust’s Registration Statement filed on Form N-1A with the SEC on February 27, 2019.
(vii)(A)	Fourth Amended and Restated Operating Expense Limitation Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 243 to the Trust’s Registration Statement filed on Form N-1A with the SEC on June 10, 2019.
(vii)(B)	Amended Appendix A to the Fourth Amended and Restated Operating Expense Limitation Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 247 to the Trust’s Registration Statement filed on Form N-1A with the SEC on September 13, 2019.
(viii)(A)	Management Services Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 155 to the Trust’s Registration Statement filed on Form N-1A with the SEC on December 18, 2015.
(viii)(B)	Amended Schedule A to the Management Services Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 256 to the Trust’s Registration Statement filed on Form N-1A with the SEC on January 27, 2020.
(viii)(C)	Management Services Agreement between the Trust and DAL is herein incorporated by reference from the Post-Effective Amendment No. 204 to the Trust’s Registration Statement filed on Form N-1A with the SEC on January 17, 2018.
(viii)(D)	Amended Schedule A to the Management Services Agreement between the Trust and DAL is herein incorporated by reference from the Post-Effective Amendment No. 240 to the Trust’s Registration Statement filed on Form N-1A with the SEC on February 27, 2019.
(ix)(A)	Operating Services Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 246 to the Trust’s Registration Statement filed on Form N-1A with the SEC on September 6, 2019.

	(ix)(B)	Amended Schedule A to the Operating Services Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 256 to the Trust’s Registration Statement filed on Form N-1A with the SEC on January 27, 2020.
	(xi)(B)	Operating Services Agreement between the Trust and DAL is herein incorporated by reference from the Post-Effective Amendment No. 246 to the Trust’s Registration Statement filed on Form N-1A with the SEC on September 6, 2019.
(i)		Opinion and consent of counsel – filed herewith.
(j)	(i)	Power of Attorney and Certified Resolutions is herein incorporated by reference from the Post-Effective Amendment No. 243 to the Trust’s Registration Statement filed on Form N-1A with the SEC on June 10, 2019.
	(ii)	Power of Attorney and Certified Resolutions for Kathleen M. Berkery is herein incorporated by reference from the Post-Effective Amendment No. 253 to the Trust’s Registration Statement filed on Form N-1A with the SEC on December 27, 2019.
	(iii)	Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)		Financial Statements omitted from prospectus – None.
(l)		Initial Capital Agreement is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed on Form N-1A with the SEC on August 20, 2008.
(m)	(i)(A)	Rule 12b-1 Distribution Plan is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed on Form N-1A with the SEC on August 20, 2008.
	(i)(B)	Amended Appendix A to the Rule 12b-1 Distribution Plan is herein incorporated by reference from the Post-Effective Amendment No. 256 to the Trust’s Registration Statement filed on Form N-1A with the SEC on January 27, 2020.
(n)		Rule 18f-3 Plan – None.
(o)		Reserved.
(p)		Code of Ethics for the Direxion Funds, Direxion Insurance Trust, Direxion Shares ETF Trust, Rafferty Asset Management, LLC, and Direxion Advisors LLC is herein incorporated by reference from the Post-Effective Amendment No. 253 to the Trust’s RegistrationStatement filed on Form N-1A with the SEC on December 27, 2019.
Item 29. Persons Controlled by or Under Common Control with Registrant
Immediately prior to the public offering of the Registrant’s shares for each series, the following persons may be deemed individually to control the Funds or the Trust:
Rafferty Asset Management, LLC or Direxion Advisors, LLC, as applicable, will be the sole shareholder immediately prior to the public offering of each Fund.
Item 30. Indemnification
Article IX of the Trust Instrument of the Registrant provides as follows:
Section 1. LIMITATION OF LIABILITY. All persons contracting with, or having any claim against, the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Section 2. INDEMNIFICATION.
(a)	Subject to the exceptions and limitations contained in subsection (b) below:
(i)	every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.
(ii)	as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, counsel fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b)	No indemnification shall be provided hereunder to a Covered Person:
(i)	who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or
(ii)	in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.
(d)	To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section.
(e)	Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.
Section 3. INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.
Article IX, Section 3 of the By-laws of the Registrant provides as follows:
Section 3. Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.
Section 7 of the Investment Advisory Agreement provides as follows:
The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Adviser, who may be or become an officer, trustee, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.
Section 6 of the Distribution Agreement provides as follows:
(a)	The Trust agrees to indemnify and hold harmless the Distributor, its affiliates and each of their directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (any of the Distributor, its officers, employees, agents and directors or such control persons, for purposes of this paragraph, a “Distributor Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon (i) any claim that the Registration Statement, Prospectus, Statement of Additional Information, Product Description, shareholder reports, sales literature and advertisements specifically approved by the Trust and Investment Adviser or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, Statement of Additional Information and Product Description, in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law, (ii) the breach by the Trust of any obligation, representation or warranty contained in this Agreement or (iii) the Trust's failure to comply in any material respect with applicable securities laws.
The Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. The Trust will also not indemnify any Distributor Indemnitee with respect to any untrue statement or omission made in the Registration Statement, Prospectus, Statement of Additional Information or Product Description that is subsequently corrected in such document (or an amendment thereof or supplement thereto) if a copy of the Prospectus (or such amendment or supplement) was not sent or given to the person asserting any such loss, liability, claim, damage or expense at or before the written confirmation to such person in any case where such delivery is required by the 1933 Act and the Trust had notified the Distributor of the amendment or supplement prior to the sending of the confirmation. In no case (i) is the indemnity of the Trust in favor of any Distributor Indemnitee to be deemed to protect the Distributor Indemnitee against any liability to the Trust or its shareholders to which the Distributor Indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Agreement, or (ii) is the Trust to be liable under its indemnity agreement contained in this Section with respect to any claim made against any Distributor Indemnitee unless the Distributor Indemnitee shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon Distributor Indemnitee (or after Distributor Indemnitee shall have received notice of service on any designated agent).
Failure to notify the Trust of any claim shall not relieve the Trust from any liability that it may have to any Distributor Indemnitee against whom such action is brought unless failure or delay to so notify the Trust prejudices the Trust’s ability to defend against such claim. The Trust shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, but if the Trust elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to Distributor Indemnitee, defendant or defendants in the suit. In the event the Trust elects to assume the defense of any suit and retain counsel, Distributor Indemnitee, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of any suit, it will reimburse the Distributor Indemnitee, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The Trust agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of any of the Creation Units or the Shares.
(b)	The Distributor agrees to indemnify and hold harmless the Trust and each of its Trustees and officers and any person who controls the Trust within the meaning of Section 15 of the 1933 Act (for purposes of this paragraph, the Trust and each of its Trustees and officers and its controlling persons are collectively referred to as the “Trust Affiliates”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon (i) the allegation of any wrongful act of the Distributor or any of its directors, officers, employees, (ii) the breach of any obligation, representation or warranty pursuant to this Agreement by the Distributor, (iii) the Distributor's failure to comply in any material respect with applicable securities laws, including applicable FINRA regulations, or (iv) any allegation that the Registration Statement, Prospectus, Statement of Additional Information, Product Description, shareholder reports, any information or materials relating to the Funds (as described in section 3(g)) or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with information furnished to the Trust by or on behalf of the Distributor, it being understood that the Trust will rely upon certain information provided by the Distributor for use in the preparation of the Registration Statement, Prospectus, Statement of Additional Information, Product Description, shareholder reports or other information relating to the Funds or made public by the Trust.
In no case (i) is the indemnity of the Distributor in favor of any Trust Affiliate to be deemed to protect any Trust Affiliate against any liability to the Trust or its security holders to which such Trust Affiliate would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Distributor to be liable under its indemnity agreement contained in this Section with respect to any claim made against any Trust Affiliate unless the Trust Affiliate shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Trust Affiliate (or after the Trust Affiliate shall have received notice of service on any designated agent).
Failure to notify the Distributor of any claim shall not relieve the Distributor from any liability that it may have to the Trust Affiliate against whom such action is brought unless failure or delay to so notify the Distributor prejudices the Distributor’s ability to defend against such claim. The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Trust, its officers and Board and to any controlling person or persons, defendant or defendants in the suit. In the event that Distributor elects to assume the defense of any suit and retain counsel, the Trust or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the Trust, its officers and Trustees or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees to notify the Trust promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of any of the Creation Units or the Shares.
(c)	No indemnified party shall settle any claim against it for which it intends to seek indemnification from the indemnifying party, under the terms of section 6(a) or 6(b) above, without the prior written notice to and consent from the indemnifying party, which consent shall not be unreasonably withheld. No indemnified or indemnifying party shall settle any claim unless the settlement contains a full release of liability with respect to the other party in respect of such action. This section 6 shall survive the termination of this Agreement.
Section 13 of the Authorized Participant Agreement provides as follows:
(a)	The Participant hereby agrees to indemnify and hold harmless the Distributor, the Funds, the Index Receipt Agent, their respective subsidiaries, affiliates, directors, officers, employees, and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an “Indemnified Party”), from and against any loss, liability, cost, or expense (including attorneys’ fees) incurred by such Indemnified Party as a result of (i) any breach by the Participant of any provision of this Agreement; (ii) any failure on the part of the Participant to perform any of its obligations set forth in this Agreement; (iii) any failure by the Participant to comply with applicable laws, including rules and regulations of self-regulatory organizations; (iv) actions of such Indemnified Party in reliance upon any instructions issued in accordance with the Fund Documents, AP Handbook or Annex II (as each may be amended from time to time) reasonably believed by the Distributor and/or the Index Receipt Agent to be genuine and to have been given by the Participant; or (v) the Participant’s failure to complete a Purchase Order or Redemption Order that has been accepted. The Participant understands and agrees that the Funds as third party beneficiaries to this Agreement are entitled to proceed directly against the Participant in the event that the Participant fails to honor any of its obligations under this Agreement that benefit the Fund. The Distributor shall not be liable to the Participant for any damages arising out of mistakes or errors in data provided to the Distributor, or out of interruptions or delays of communications with the Indemnified Parties who are service providers to the Fund, nor is the Distributor liable for any action, representation, or solicitation made by the wholesalers of the Fund.
(b)	The Distributor hereby agrees to indemnify and hold harmless the Participant and the Index Receipt Agent, their respective subsidiaries, affiliates, directors, officers, employees, and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an “Indemnified Party”), from and against any loss, liability, cost, or expense (including attorneys’ fees) incurred by such Indemnified Party as a result of (i) any breach by the Distributor of any provision of this Agreement; (ii) any failure on the part of the Distributor to perform any of its obligations set forth in this Agreement; (iii) any failure by the Distributor to comply with applicable laws, including rules and regulations of self-regulatory organizations;

or (iv) actions of such Indemnified Party in reliance upon any representations made in accordance with the Fund Documents and AP Handbook (as e ach may be amended from time to time) reasonably believed by the Participant to be genuine and to have been given by the Distributor. The Participant shall not be liable to the Distributor for any damages arising out of mistakes or errors in data provided to the Participant, or out of interruptions or delays of communications with the Indemnified Parties who are service providers to the Fund, nor is the Participant liable for any action, representation, or solicitation made by the wholesalers of the Fund.
(c)	The Funds, the Distributor, the Index Receipt Agent, or any person who controls such persons within the meaning of Section 15 of the 1933 Act, shall not be liable to the Participant for any damages arising from any differences in performance between the Deposit Securities in a Fund Deposit and the Fund’s benchmark index.
The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer's, employee’s or agent’s office.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
Rafferty Asset Management, LLC (“Rafferty”) provides investment advisory services to certain series of the Trust. Rafferty was organized as a New York limited liability corporation in June 1997.
Direxion Advisors, LLC (“DAL”) provides investment advisory services to certain series of the Trust. DAL was organized as a Delaware limited liability corporation in October 2017. DAL is a wholly owned subsidiary of Rafferty.
Rafferty and DAL’s offices are located at 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. Information as to the directors and officers of Rafferty is included in its current Form ADV filed with the SEC (File No. 801-54679) and will be included in DAL’s Form ADV to be filed with the SEC.
Item 32. Principal Underwriter
(a) Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: ABS Long/Short Strategies Fund, Absolute Shares Trust, AdvisorShares Trust, American Century ETF Trust, Amplify ETF Trust, ARK ETF Trust, Bluestone Community Development Fund (f/k/a The 504 Fund), Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust, Bridgeway Funds, Inc., Brinker Capital Destinations Trust, Center Coast Brookfield MLP & Energy Infrastructure Fund, Cliffwater Corporate Lending Fund, CornerCap Group of Funds, Davis Fundamental ETF Trust, Direxion Shares ETF Trust, Eaton Vance NextShares Trust, Eaton Vance NextShares Trust II, EIP Investment Trust, Ellington Income Opportunities Fund, EntrepreneurShares Series Trust, Evanston Alternative Opportunities Fund, EventShares U.S. Policy Alpha ETF, Series of Listed Funds Trust (f/k/a Active Weighting Funds ETF Trust), Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II), Fiera Capital Series Trust, FlexShares Trust, Forum Funds, Forum Funds II, FQF Trust, Friess Small Cap Growth Fund, Series of Managed Portfolio Series, GraniteShares ETF Trust, Guinness Atkinson Funds, Infinity Core Alternative Fund, Innovator ETFs Trust, Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust), Ironwood Institutional Multi-Strategy Fund LLC, Ironwood Multi-Strategy Fund LLC, IVA Fiduciary Trust, John Hancock Exchange-Traded Fund Trust, Manor Investment Funds, Miller/Howard Funds Trust, Miller/Howard High Income Equity Fund, Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV, Morningstar Funds Trust, Pickens Morningstar® Renewable Energy ResponseTM, Series of ETF Series Solutions ETF (f/k/a NYSE® Pickens Oil ResponseTM ETF), OSI ETF Trust ,Overlay Shares Core Bond ETF, Series of Listed Funds Trust, Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust, Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust, Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust, Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust, Pacific Global ETF Trust, Palmer Square Opportunistic Income Fund, Partners Group Private Income Opportunities, LLC, PENN Capital Funds Trust, Performance Trust Mutual Funds, Series of Trust for Professional Managers, Plan Investment Fund, Inc., PMC Funds, Series of Trust for Professional Managers, Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions, Quaker Investment Trust, Renaissance Capital Greenwich Funds, RMB Investors Trust (f/k/a Burnham Investors Trust), Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust, Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust,

Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust, Salient MF Trust, SharesPost 100 Fund, Six Circles Trust, Sound Shore Fund, Inc., Source Dividend Opportunity ETF, Series of Listed Funds Trust, Steben Alternative Investment Funds, Strategy Shares Syntax ETF Trust, Tactical Income ETF, Series of Collaborative Investment Series Trust, The Chartwell Funds, The Community Development Fund, The Relative Value Fund, Third Avenue Trust, Third Avenue Variable Series Trust, Tidal ETF Trust, TIFF Investment Program, Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan, Timothy Plan International ETF, Series of The Timothy Plan, Timothy Plan US Large Cap Core ETF, Series of The Timothy Plan, Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan, Transamerica ETF Trust, U.S. Global Investors Funds, Variant Alternative Income Fund, VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II, VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II, VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II, VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II, VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II, VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II, VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II, VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II, VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II, VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II, VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II, VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II, VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II, VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II, VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II, VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II, VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II, VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II, VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II, VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II, Vivaldi Opportunities Fund, West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund), WisdomTree Trust, WST Investment Trust, and XAI Octagon Floating Rate & Alternative Income Term Trust.
(b) The following table identifies the officers of Foreside and their positions, if any, with the Registrant. The business address of each of these individuals is also indicated below.
Name	Business Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, Maine 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, Maine 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, Maine 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, Maine 04101	Secretary	None
(c) Not applicable.
Item 33. Location of Accounts and Records
The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) are maintained in the physical possession of the Direxion Shares ETF Trust’s investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the 1940 Act, the Registrant certifies that this Post-Effective Amendment No. 260 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and the Registrant has duly caused this Post-Effective Amendment No. 260 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on February 27, 2020.
DIREXION SHARES ETF TRUST
By:	/s/ Patrick J. Rudnick*
Patrick J. Rudnick
Principal Executive Officer
Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 260 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Daniel D. O’Neill*	Chairman of the Board	February 27, 2020
Daniel D. O’Neill
/s/ Gerald E. Shanley III*	Trustee	February 27, 2020
Gerald E. Shanley III
/s/ John Weisser*	Trustee	February 27, 2020
John Weisser
/s/ Jacob C. Gaffey*	Trustee	February 27, 2020
Jacob C. Gaffey
/s/ David L. Driscoll*	Trustee	February 27, 2020
David L. Driscoll
/s/ Henry W. Mulholland*	Trustee	February 27, 2020
Henry W. Mulholland
/s/ Kathleen M. Berkery*	Trustee	February 27, 2020
Kathleen M. Berkery
/s/ Patrick J. Rudnick*	Principal Executive Officer and Principal Financial Officer	February 27, 2020
Patrick J. Rudnick
*By: /s/ Angela Brickl
Attorney-In-Fact pursuant to the Power of Attorney filed with Post-Effective Amendment Nos. 243 and 253 to the Trust’s Registration Statement filed with the SEC on June 10, 2019 and December 27, 2019, respectively.

INDEX TO EXHIBITS
Exhibit Number	Description
(i)	Opinion and consent of counsel
(j)(iii)	Consent of Independent Registered Public Accounting Firm